UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019
(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code: (888) 793-8637

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

PACE® Select Advisors Trust

Annual Report | July 31, 2023

Introduction

September 26, 2023

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the 12-months ended July 31, 2023 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

A resilient global economy

The global economy overcame numerous headwinds and continued to expand during the reporting period. However, there are several factors that could lead to slower growth going forward. According to its July 2023 World Economic Outlook Update, the International Monetary Fund (the "IMF") projected global gross domestic product ("GDP") growth to decline from 3.5% in 2022 to 3.0% in 2023. According to the IMF, "The rise in central bank policy rates to fight inflation continues to weigh on economic activity...the balance of risks to global growth remains tilted to the downside. Inflation could remain high and even rise if further shocks occur, including those from an intensification of the war in Ukraine and extreme weather-related events, triggering more restrictive monetary policy." The IMF forecasts 2023 GDP to expand 1.8% in the US (versus 2.1% growth in 2022) and 0.9% in the eurozone (from 3.5% growth in 2022), while growing 0.4% in the UK (from 4.1% growth in 2022), and rising 1.4% in Japan (from 1.1% growth in 2022).

With US inflation remaining persistent and elevated, the Federal Reserve Board (the "Fed") continued to aggressively raise interest rates over the reporting period. From March 2022 through July 2023, the Fed raised rates 11 times. This pushed the federal funds rate to a range between 5.25% and 5.50%, the highest level in 22 years. Similar monetary policy tightening was made by the Bank of England and European Central Bank. With inflation remaining elevated, both central banks expect to institute additional rate hikes as the year progresses. One outlier was the Bank of Japan ("BoJ"), as it maintained its highly accommodative stance. That said, in July 2023 the BoJ said its 0.5% ceiling for 10-year yields was now a reference point—not a specific limit, and the central bank also said it will now manage the curve "flexibly."

Global equities generally post strong results

Global equities experienced periods of elevated volatility, but generated strong returns over the reporting period. The equity market overcame a host of issues, including high inflation, central bank rate hikes, concerns that the global economy could fall into a recession, contentious U.S. debt ceiling negotiations, unrest in the banking industry, and numerous geopolitical events. Investor sentiment was generally positive, as the global economy continued to expand, corporate earnings were often better than expected, and several of the issues clouding the market were resolved. For the 12-months ended July 31, 2023, the S&P 500 Index1 returned 13.02%. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 gained 16.79% during the reporting period.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Emerging markets equities were less robust, as the MSCI Emerging Markets Index (net)3 returned 8.35% during the reporting period.

The overall fixed income market declines

The overall global fixed income market was weak, as most central banks continued to aggressively raise interest rates in an attempt to combat inflation. In the US, short- and long-term US. Treasury yields moved sharply higher. For the 12 months ended July 31, 2023, the yield on the US 10-year Treasury rose from 2.67% to 3.97%. 10-year government bond yields outside the US also generally moved higher. (Bond yields and prices generally move in the opposite direction.) For the 12-month reporting period, the overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned -3.37%. In contrast, riskier fixed income securities generated positive returns. High yield bonds, as measured by the ICE BofA US High Yield Index,5 gained 4.14%%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 5.20% during the reporting period.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2023. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 12, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofA US High Yield Index is an unmanaged index that tracks the performance of US dollar denominated, below investment-grade rated corporate debt publicly issued in the US domestic market.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Government Money Market Investments Fund

Performance (unaudited)

The seven-day current yield for UBS Government Money Market Investments Fund (the "Fund") as of July 31, 2023 was 5.13% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's Comments (unaudited)

As the Fed continued to raise interest rates, the yields on short-term fixed income securities moved higher during the reporting period.

We tactically adjusted the Fund's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 21 days. This was eight days at the end of the reporting period.

A number of adjustments were made to the Fund's sector and issuer positioning during the 12-month period. We increased the Portfolio's exposure to repurchase agreements and, to a lesser extent, US Treasury obligations. In contrast, we reduced its allocations to US government agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – UBS Government Money Market Investments Fund

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and in related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—July 31, 2023 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	5.13%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	5.27
Seven-day current yield before fee waivers and/or expense reimbursements[1]	5.01
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	5.13
Weighted average maturity[2]	8 days
Portfolio composition[3]
Repurchase agreements	75.1%
U.S. government agency obligations	14.9
U.S. Treasury obligations	11.4
Liabilities in excess of other assets	(1.4)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund (the "Fund"). Although the Fund seeks to preserve the value of your investment at $1.00 per share, the Fund cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Fund's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—14.9%
Federal Farm Credit Banks Funding Corp. Secured Overnight Financing Rate + 0.025%, 5.325%, due 08/04/23[1]	$1,000,000	$1,000,000
Secured Overnight Financing Rate + 0.025%, 5.325%, due 08/10/23[1]	500,000	500,000
Secured Overnight Financing Rate + 0.025%, 5.325%, due 08/28/23[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.025%, 5.325%, due 09/08/23[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.025%, 5.325%, due 09/27/23[1]	500,000	500,000
Secured Overnight Financing Rate + 0.025%, 5.325%, due 10/27/23[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.025%, 5.325%, due 11/30/23[1]	500,000	499,958
Secured Overnight Financing Rate + 0.045%, 5.345%, due 03/01/24[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.050%, 5.350%, due 08/22/23[1]	500,000	500,000
Secured Overnight Financing Rate + 0.050%, 5.350%, due 05/09/24[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.060%, 5.360%, due 12/13/23[1]	500,000	500,000
Secured Overnight Financing Rate + 0.075%, 5.375%, due 04/18/24[1]	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.090%, 5.390%, due 08/26/24[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.100%, 5.400%, due 08/08/24[1]	500,000	500,000
Secured Overnight Financing Rate + 0.100%, 5.400%, due 08/26/24[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.105%, 5.405%, due 10/04/24[1]	1,500,000	1,500,000
Secured Overnight Financing Rate + 0.110%, 5.410%, due 08/21/23[1]	9,000,000	9,000,000
Secured Overnight Financing Rate + 0.120%, 5.420%, due 05/01/25[1]	65,500,000	65,500,000
Secured Overnight Financing Rate + 0.125%, 5.425%, due 10/03/24[1]	7,000,000	7,000,000
Secured Overnight Financing Rate + 0.130%, 5.430%, due 02/28/25[1]	8,000,000	8,000,000
Secured Overnight Financing Rate + 0.130%, 5.430%, due 03/10/25[1]	8,500,000	8,500,000
Secured Overnight Financing Rate + 0.135%, 5.435%, due 09/05/24[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.140%, 5.440%, due 10/10/24[1]	7,500,000	7,500,281
Secured Overnight Financing Rate + 0.150%, 5.450%, due 01/03/25[1]	4,000,000	4,000,000
Secured Overnight Financing Rate + 0.150%, 5.450%, due 02/14/25[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.155%, 5.455%, due 05/02/25[1]	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.160%, 5.460%, due 01/30/25[1]	2,000,000	2,000,000
	Face amount	Value
U.S. government agency obligations—(concluded)
Secured Overnight Financing Rate + 0.160%, 5.460%, due 05/15/25[1]	$6,000,000	$6,000,000
Secured Overnight Financing Rate + 0.160%, 5.460%, due 07/07/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%, 5.460%, due 08/04/25[1]	4,000,000	4,000,000
Secured Overnight Financing Rate + 0.165%, 5.465%, due 02/06/25[1]	5,000,000	5,000,000
Secured Overnight Financing Rate + 0.170%, 5.470%, due 01/23/25[1]	3,000,000	3,000,000
Secured Overnight Financing Rate + 0.180%, 5.480%, due 01/17/25[1]	3,500,000	3,500,000
Secured Overnight Financing Rate + 0.200%, 5.500%, due 12/05/24[1]	4,000,000	4,000,000
Federal Farm Credit Discount Notes 4.650%, due 09/25/23[2]	19,000,000	18,865,021
Federal Home Loan Bank Discount Notes 4.714%, due 08/04/23[2]	7,500,000	7,497,054
4.730%, due 08/02/23[2]	7,000,000	6,999,080
4.805%, due 08/14/23[2]	7,000,000	6,987,854
4.977%, due 08/25/23[2]	22,000,000	21,927,004
Federal Home Loan Banks Secured Overnight Financing Rate + 0.055%, 5.355%, due 05/03/24[1]	10,500,000	10,500,000
Secured Overnight Financing Rate + 0.060%, 5.370%, due 08/01/23[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.070%, 5.370%, due 09/25/23[1]	19,000,000	19,000,000
Secured Overnight Financing Rate + 0.070%, 5.370%, due 10/03/23[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.070%, 5.370%, due 11/27/23[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.080%, 5.380%, due 01/24/24[1]	7,000,000	7,000,000
Secured Overnight Financing Rate + 0.100%, 5.400%, due 03/28/24[1]	14,000,000	14,000,000
Secured Overnight Financing Rate + 0.110%, 5.410%, due 08/18/23[1]	9,000,000	9,000,000
Secured Overnight Financing Rate + 0.120%, 5.420%, due 09/06/23[1]	18,000,000	18,000,000
Secured Overnight Financing Rate + 0.160%, 5.460%, due 07/03/25[1]	12,000,000	12,000,000
Total U.S. government agency obligations (cost—$372,776,252)		372,776,252
U.S. Treasury obligations—11.4%
U.S. Treasury Bills 5.373% due 10/05/23[3]	25,000,000	24,763,924
5.304% due 08/29/23[3]	25,000,000	24,899,083
5.322% due 09/28/23[3]	25,000,000	24,791,361
5.342% due 09/12/23[3]	26,000,000	25,841,478
5.345% due 08/31/23[3]	25,000,000	24,890,833
5.381% due 09/07/23[3]	25,000,000	24,864,462
5.390% due 10/31/23[3]	25,000,000	24,669,809
5.391% due 10/19/23[3]	25,000,000	24,711,979

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. Treasury obligations—(concluded)
5.415% due 10/26/23[3]	$25,000,000	$24,685,264
5.426% due 11/02/23[3]	25,000,000	24,666,333
U.S. Treasury Floating Rate Notes 5.491% due 10/31/24[1]	8,000,000	7,992,132
5.551% due 01/31/25[1]	29,000,000	29,008,898
Total U.S. Treasury obligations (cost—$285,785,556)		285,785,556
Repurchase agreements—75.1%
Repurchase agreement dated 07/31/23 with Goldman Sachs & Co., 5.270% due 08/01/23, collateralized by $1,000 Federal Farm Credit Bank, 4.500% due 11/18/24, $6,000 Federal Home Loan Mortgage Corp., zero coupon due 11/15/38, $114,541,000 U.S. Treasury Notes, 0.375% to 4.750% due 01/31/24 to 07/31/25, $3,712,600 U.S. Treasury Bond Principal Strips, zero coupon due 02/15/27; (value—$117,300,085); proceeds: $115,016,835	115,000,000	115,000,000
	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/31/23 with Fixed Income Clearing Corp., 5.290% due 08/01/23, collateralized by $1,850,024,200 U.S. Treasury Notes, 0.750% to 4.125% due 05/15/26 to 06/15/26, $627,900 U.S. Treasury Bonds, 4.375% due 05/15/41; (value—$1,796,872,880); proceeds: $1,761,898,863	$1,761,640,000	$1,761,640,000
Total repurchase agreements (cost—$1,876,640,000)		1,876,640,000
Total investments (cost—$2,535,201,808 which approximates cost for federal income tax purposes)—101.4%		2,535,201,808
Liabilities in excess of other assets—(1.4)%		(34,850,229)
Net assets—100.0%		$2,500,351,579

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$372,776,252	$—	$372,776,252
U.S. Treasury obligations	—	285,785,556	—	285,785,556
Repurchase agreements	—	1,876,640,000	—	1,876,640,000
Total	$—	$2,535,201,808	$—	$2,535,201,808

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Floating or variable rate securities. The rates disclosed are as of July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

3  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned -4.80% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Mortgage-Backed Securities Index (the "benchmark") returned -4.66%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 10. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments (unaudited)2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.) The Portfolio generated a negative return, but outperformed its benchmark during the reporting period. Overall interest rate strategies were positive for performance. An underweight to the 2-year and 10-year portions of the US curve contributed to relative returns as Treasury yields rose over the period. Overall mortgage strategies detracted from performance. Exposure to 15- and 30-year Fannie Mae securities detracted from results, while exposure to 30-year Ginnie Mae and Freddie Mac securities contributed to returns. Exposure to agency collateralized mortgage obligations (CMOs) also detracted from performance, while exposure to residential non-agency mortgage-backed securities (MBS) and collateralized loan obligations (CLOs) contributed to returns.

Overall, derivative usage was positive for performance during the period. The use of interest rate swaps to manage US interest rate exposure and yield curve positioning contributed to performance, while the use of interest rate options detracted from returns. Mortgage pool options, used to manage interest rate and volatility risk within the sector, were positive for performance. Options on swaps were primarily used to manage interest rate exposure and currency volatility and were neutral for returns. The use of money market futures as a duration and cash management tool contributed to performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or selling specific bonds based on an analysis of their values relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.04)%	(0.13)%	0.87%
Class Y2	(4.89)	0.08	1.12
Class P3	(4.80)	0.10	1.12
After deducting maximum sales charge
Class A1	(8.62)	(0.89)	0.49
Bloomberg US Mortgage-Backed Securities Index[4]	(4.66)	0.03	1.14

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.09% and 0.97%; Class Y— 0.95% and 0.72%; and Class P— 0.90% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Bloomberg US Mortgage-Backed Securities Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Characteristics
Weighted average duration	6.14 yrs.
Weighted average maturity	9.30 yrs.
Average coupon	3.11%
Top ten holdings (long holdings)
UMBS TBA, 2.000%	11.6%
UMBS TBA, 6.500%	10.3
UMBS TBA, 2.500%	8.9
UMBS TBA, 5.500%	8.6
GNMA II TBA, 3.000%	7.7
UMBS TBA, 6.000%	5.9
UMBS TBA, 5.000%	4.8
GNMA II TBA, 4.500%	3.0
UMBS TBA, 4.500%	3.0
FNMA, 3.500% due 08/01/43	2.8
Total	66.6%
Asset allocation
U.S. government agency obligations	165.6%
Mortgage-backed securities	17.1
Asset-backed securities	7.7
Short-term investments	1.7
Short-term U.S. Treasury obligations	0.7
Options and Swaptions Purchased	0.6
Investments Sold Short	(30.7)
Cash equivalents and liabilities in excess of other assets	(62.7)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Asset-backed securities—7.7%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R1, Class M4, 1 mo. USD Term SOFR + 1.224%, 6.523%, due 03/25/35[1]	$199,637	$193,899
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD Term SOFR + 1.114%, 6.413%, due 10/25/34[1]	84,681	82,797
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD Term SOFR + 1.314%, 6.613%, due 08/25/34[1]	1,678,641	1,714,092
Chase Funding Trust, Series 2002-3, Class 2A1, 1 mo. USD Term SOFR + 0.754%, 6.053%, due 08/25/32[1]	120,099	113,459
Series 2002-4, Class 2A1, 1 mo. USD Term SOFR + 0.854%, 6.153%, due 10/25/32[1]	6,063	5,790
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1 mo. USD Term SOFR + 1.464%, 6.763%, due 10/25/37[1,2]	73,736	73,535
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4, 1 mo. USD Term SOFR + 0.614%, 5.913%, due 07/25/34[1]	63,326	60,517
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-4, Class M1, 1 mo. USD Term SOFR + 0.834%, 6.133%, due 07/25/34[1]	32,219	31,735
Series 2004-6, Class M1, 1 mo. USD Term SOFR + 1.014%, 6.313%, due 10/25/34[1]	67,946	65,733
Dryden Senior Loan Fund, Series 2017-47A, Class A1R, 1 mo. USD Term SOFR + 1.242%, 6.550%, due 04/15/28[1,2]	1,298,745	1,295,243
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. USD Term SOFR + 1.614%, 6.913%, due 08/25/40[1,2]	45,190	43,419
EquiFirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD Term SOFR + 0.284%, 5.583%, due 04/25/37[1,2]	1,247,599	1,103,719
Gallatin CLO VIII Ltd., Series 2017-1A, Class A1R, 1 mo. USD Term SOFR + 1.352%, 6.660%, due 07/15/31[1,2]	1,400,000	1,388,111
KGS-Alpha SBA COOF Trust, Series 2012-5, Class A, 1.103%, due 04/25/38[1,2,3,4]	6,267,406	134,104
LCM XX LP, Series 20A, Class AR, 1 mo. USD Term SOFR + 1.302%, 6.628%, due 10/20/27[1,2]	1,683	1,682
	Face amount	Value
Asset-backed securities—(continued)
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD Term SOFR + 0.294%, 5.593%, due 04/25/37[1]	$46,895	$26,816
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4, 1 mo. USD Term SOFR + 1.059%, 6.358%, due 06/25/35[1]	16,481	16,314
PRET LLC, Series 2021-RN2, Class A1, 1.744%, due 07/25/51[1,2]	4,019,335	3,733,758
Series 2022-RN1, Class A1, 3.721%, due 07/25/51[1,2]	1,335,867	1,252,621
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD Term SOFR + 0.744%, 6.043%, due 12/25/35[1]	64,209	63,609
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD Term SOFR + 0.994%, 4.215%, due 08/25/33[1]	106,046	95,201
Saxon Asset Securities Trust, Series 2005-3, Class M3, 1 mo. USD Term SOFR + 0.864%, 1.709%, due 11/25/35[1]	761,837	726,662
Sound Point CLO XIV Ltd., Series 2016-3A, Class AR2, 3 mo. USD LIBOR + 0.990%, 6.597%, due 01/23/29[1,2]	995	994
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1, 1 mo. USD Term SOFR + 0.314%, 5.613%, due 06/25/37[1]	563,834	379,998
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD Term SOFR + 0.249%, 5.548%, due 07/25/36[1,2]	33,688	33,293
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD Term SOFR + 0.804%, 6.103%, due 09/25/35[1]	935,434	878,934
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 1 mo. USD Term SOFR + 1.142%, 6.450%, due 04/15/28[1,2]	75,963	75,925
Venture 33 CLO Ltd., Series 2018-33A, Class A1LR, 1 mo. USD Term SOFR + 1.322%, 6.630%, due 07/15/31[1,2]	500,000	495,278
Venture 36 CLO Ltd., Series 2019-36A, Class A1AR, 1 mo. USD Term SOFR + 1.392%, 6.718%, due 04/20/32[1,2]	800,000	790,651

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Asset-backed securities—(concluded)
Vibrant CLO VI Ltd., Series 2017-6A, Class AR, 3 mo. USD LIBOR + 0.950%, 6.460%, due 06/20/29[1,2]	$677,981	$673,458
Total asset-backed securities (cost—$15,809,698)		15,551,347
Mortgage-backed securities—17.1%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21, 4.313%, due 11/25/35[1]	270,770	203,977
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 3.857%, due 03/26/37[1,2]	58,375	46,749
Series 2013-RR1, Class 3A4, 6.033%, due 10/26/37[1,2]	135,213	97,857
Bear Stearns ARM Trust, Series 2002-11, Class 1A2, 3.250%, due 02/25/33[1]	1,222	941
Series 2004-2, Class 12A2, 3.601%, due 05/25/34[1]	20,295	18,473
Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class A2, 5.500%, due 06/25/34[1]	323,216	309,820
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[1]	162,497	165,230
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-1A, Class A1, 1 mo. USD Term SOFR + 0.394%, 5.693%, due 01/25/35[1,2]	12,555	11,821
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 3.872%, due 05/19/33[1]	2,821	2,444
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	24,159	10,283
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, due 01/10/36[2]	3,200,000	3,183,909
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV3, Class A3A, 2.500%, due 05/25/51[1,2]	2,870,784	2,303,469
FHLMC GNMA, Series 23, Class KZ, 6.500%, due 11/25/23	101	100
FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class A2, 3.458%, due 08/25/23[1]	332,302	331,036
Series KJ45, Class A2, 4.660%, due 01/25/31	600,000	589,734
FHLMC REMIC, Series 3684, Class JI, 0.000%, due 11/15/36[1]	134,652	8,421
Series 4367, Class GS, 0.000%, due 03/15/37[1]	41,740	2,260
	Face amount	Value
Mortgage-backed securities—(continued)
Series 3621, Class WI, 0.000%, due 05/15/37[1]	$26,244	$1,120
Series 3598, Class JI, 0.000%, due 10/15/37[1]	15,966	503
Series 3635, Class IB, 0.000%, due 10/15/37[1]	45,508	1,823
Series 4463, Class IO, 0.000%, due 02/15/38[1]	75,625	3,211
Series 3962, Class KS, 0.000%, due 06/15/38[1]	104,941	6,162
Series 4338, Class SB, 0.000%, due 10/15/41[1]	62,255	2,789
Series 4255, Class SN, (2.667)* 1 mo. USD LIBOR + 12.267%, 0.000%, due 05/15/35[1]	307,808	268,767
Series 4263, Class SD, (2.667)* 30 day USD SOFR Average + 11.961%, 0.000%, due 11/15/43[1]	333,752	264,026
Series 4265, Class ES, (3.200)* 1 mo. USD LIBOR + 13.760%, 0.000%, due 11/15/43[1]	828,981	675,127
Series 2614, Class WO, 0.010%, due 05/15/33[5]	366,993	303,536
Series 4839, Class UO, 0.010%, due 08/15/56[5]	435,184	346,017
Series 4836, Class PO, 0.010%, due 10/15/58[5]	724,954	513,571
Series 4438, Class WI, 0.073%, due 11/15/38[1]	119,448	5,334
Series 4394, Class WI, 0.121%, due 08/15/41[1]	36,644	1,655
Series 4324, Class IO, 0.439%, due 08/15/36[1]	44,746	1,372
Series 4076, Class SW, (1.000)* 30 day USD SOFR Average + 5.936%, 0.868%, due 07/15/42[1]	994,357	95,596
Series 4156, Class SA, (1.000)* 30 day
USD SOFR Average + 6.086%, 1.018%, due 01/15/33[1]	687,289	38,120
Series 3339, Class LI, (1.000)* 30 day USD SOFR Average + 6.366%, 1.298%, due 07/15/37[1]	486,417	38,343
Series 5034, Class MI, 2.000%, due 11/25/50	686,060	85,912
Series 4182, Class YI, 2.500%, due 03/15/28	1,086,284	44,760
Series 2513, Class AS, (1.000)* 30 day USD SOFR Average + 7.886%, 2.818%, due 02/15/32[1]	127,151	11,768
Series 4037, Class PI, 3.000%, due 04/15/27	348,873	7,559

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Mortgage-backed securities—(continued)
Series 4100, Class HI, 3.000%, due 08/15/27	$97,515	$3,913
Series 4182, Class QI, 3.000%, due 02/15/33	60,215	3,424
Series 4165, Class TI, 3.000%, due 12/15/42	550,344	39,575
Series 4457, Class DI, 4.000%, due 08/15/24	46,324	581
Series 4544, Class IP, 4.000%, due 01/15/46	1,005,731	159,223
Series 4945, Class F, 1 mo. USD LIBOR + 0.500%, 4.545%, due 12/15/46[1]	131,276	125,830
Series 4832, Class FW, 1 mo. USD LIBOR + 0.350%, 4.563%, due 04/15/38[1]	836,637	811,004
Series 3442, Class MT, 30 day USD SOFR Average + 0.114%, 5.182%, due 07/15/34[1]	30,707	29,100
Series 3864, Class NT, (9.167)* 30 day USD SOFR Average + 59.451%, 5.500%, due 03/15/39[1]	223,415	222,328
Series 2411, Class FJ, 30 day USD SOFR Average + 0.464%, 5.532%, due 12/15/29[1]	5,883	5,857
Series 3096, Class FL, 30 day USD SOFR Average + 0.514%, 5.582%, due 01/15/36[1]	62,032	61,015
Series 3114, Class PF, 30 day USD SOFR Average + 0.514%, 5.582%, due 02/15/36[1]	345,662	340,070
Series 3153, Class UF, 30 day USD SOFR Average + 0.544%, 5.612%, due 05/15/36[1]	86,274	85,040
Series 2400, Class FQ, 30 day USD SOFR Average + 0.614%, 5.682%, due 01/15/32[1]	23,006	23,005
Series 4068, Class UF, 30 day USD SOFR Average + 0.614%, 5.682%, due 06/15/42[1]	419,890	407,601
Series 3667, Class FW, 30 day USD SOFR Average + 0.664%, 5.732%, due 02/15/38[1]	7,588	7,482
Series 4940, Class FE, 30 day USD SOFR Average + 0.664%, 5.734%, due 01/25/50[1]	264,368	256,615
	Face amount	Value
Mortgage-backed securities—(continued)
Series 3671, Class FQ, 30 day USD SOFR Average + 0.964%, 6.032%, due 12/15/36[1]	$512,374	$517,950
Series 1694, Class Z, 6.500%, due 03/15/24	2,364	2,360
Series 1573, Class PZ, 7.000%, due 09/15/23	28	28
Series 1658, Class GZ, 7.000%, due 01/15/24	170	170
Series 2136, Class GD, 7.000%, due 03/15/29	670	68
Series 2178, Class PI, 7.500%, due 08/15/29	4,256	556
Series 1775, Class Z, 8.500%, due 03/15/25	294	298
FHLMC STRIPs, Series 386, Class C3, 2.500%, due 03/15/52	463,491	70,419
Series 389, Class C40, 2.500%, due 10/15/52	4,896,916	716,229
Series 303, Class C19, 3.500%, due 01/15/43	419,467	67,051
Series 345, Class C13, 3.500%, due 08/15/45	554,118	88,954
Series 330, Class F4, 1 mo. USD LIBOR + 0.350%, 4.442%, due 10/15/37[1]	186,099	181,905
Series 326, Class F2, 30 day USD SOFR Average + 0.664%, 5.732%, due 03/15/44[1]	256,378	249,203
FHLMC Whole Loan Securities Trust, Series 2015-SC02, Class 1A, 3.000%, due 09/25/45	209,879	181,713
Series 2017-SC01, Class 1A, 3.000%, due 12/25/46	359,463	305,485
Series 2017-SC01, Class 2A, 3.500%, due 12/25/46	407,781	360,096
FNMA Aces, Series 2020-M33, Class X2, 2.241%, due 01/25/31[1]	588,199	54,968
Series 2016-M11, Class AL, 2.944%, due 07/25/39	470,003	420,100
FNMA REMIC, Series 2014-42, Class SA, 0.000%, due 07/25/44[1]	124,692	4,342
Series 2015-50, Class SB, 0.000%, due 07/25/45[1]	626,328	31,275
Series 2015-64, Class KS, 0.000%, due 09/25/45[1]	149,156	6,652
Series 2020-70, Class IO, 0.000%, due 10/25/50[1]	10,968,995	617,901
Series 2012-77, Class IO, 0.000%, due 07/25/52[1]	121,948	4,760

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2014-47, Class BI, 0.000%, due 08/25/54[1]	$199,700	$7,957
Series 2015-19, Class AI, 0.000%, due 04/25/55[1]	197,079	7,998
Series 2012-111, Class HS, (0.833)* 30 day USD SOFR Average + 3.571%, 0.000%, due 10/25/42[1]	36,376	21,935
Series 2022-3, Class SD, (1.000)* 30 day USD SOFR Average + 2.550%, 0.000%, due 02/25/52[1]	3,964,323	52,788
Series 2015-73, Class ES, (2.333)* 1 mo. USD LIBOR + 9.333%, 0.000%, due 10/25/45[1]	176,805	100,917
Series 2016-76, Class CS, 0.023%, due 10/25/46[1]	43,694	1,862
Series 2014-45, Class SA, 0.061%, due 08/25/44[1]	99,708	3,884
Series 2016-17, Class CS, 0.078%, due 04/25/46[1]	89,317	5,182
Series 2015-10, Class SA, 0.092%, due 03/25/45[1]	235,892	11,330
Series 2015-58, Class AI, 0.101%, due 08/25/55[1]	115,503	3,289
Series 2014-92, Class SB, 0.118%, due 01/25/45[1]	124,027	6,453
Series 2014-84, Class AI, (1.000)* 30 day USD SOFR Average + 6.036%, 0.200%, due 02/25/43[1]	264,221	1,789
Series 2014-43, Class BS, 0.340%, due 07/25/44[1]	210,987	9,662
Series 2019-62, Class SN, (1.000)* 30 day USD SOFR Average + 5.886%, 0.817%, due 11/25/49[1]	206,771	25,643
Series 2013-28, Class YS, (1.000)* 30 day USD SOFR Average + 6.036%, 0.967%, due 07/25/42[1]	356,784	38,500
Series 2013-34, Class PS, (1.000)* 30 day USD SOFR Average + 6.036%, 0.967%, due 08/25/42[1]	338,368	17,928
Series 2010-76, Class SA, (1.000)* 30 day USD SOFR Average + 6.386%, 1.317%, due 07/25/40[1]	432,401	30,775
Series 2013-30, Class GI, 3.000%, due 01/25/43	675,840	58,541
Series 2013-45, Class IK, 3.000%, due 02/25/43	502,873	55,098
Series 2013-30, Class JI, 3.000%, due 04/25/43	256,669	33,456
Series 2013-116, Class IY, 3.000%, due 09/25/43	181,214	12,288
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2016-14, Class IO, 3.000%, due 03/25/46	$363,321	$46,682
Series 2016-20, Class EI, 3.000%, due 04/25/46	115,121	14,811
Series 2016-52, Class PI, 3.000%, due 04/25/46	286,689	34,088
Series 2016-64, Class IA, 3.000%, due 05/25/46	289,070	36,256
Series 2018-28, Class CA, 3.000%, due 05/25/48	252,994	224,857
Series 2020-54, Class WF, 1 mo. USD LIBOR + 0.450%, 3.166%, due 08/25/50[1]	521,779	492,345
Series 2016-63, Class YI, 3.500%, due 04/25/46	55,988	4,172
Series 2015-47, Class GI, 4.000%, due 06/25/44	41,097	3,902
Series 2012-122, Class LI, 4.500%, due 07/25/41	291,539	22,865
Series 2018-85, Class FE, 30 day USD SOFR Average + 0.414%, 5.484%, due 12/25/48[1]	1,532,667	1,490,414
Series 2007-67, Class FB, 30 day USD SOFR Average + 0.434%, 5.504%, due 07/25/37[1]	30,925	30,150
Series 2012-128, Class FK, 30 day USD SOFR Average + 0.464%, 5.534%, due 11/25/42[1]	123,691	119,173
Series 2002-60, Class F1, 30 day USD SOFR Average + 0.514%, 5.584%, due 06/25/32[1]	37,375	37,197
Series 2019-10, Class FA, 30 day USD SOFR Average + 0.514%, 5.584%, due 03/25/49[1]	2,532,044	2,460,204
Series 2012-90, Class FB, 30 day USD SOFR Average + 0.554%, 5.624%, due 08/25/42[1]	45,414	43,926
Series 2010-141, Class FA, 30 day USD SOFR Average + 0.614%, 5.684%, due 12/25/40[1]	125,956	122,581
Series 2009-33, Class FB, 30 day USD SOFR Average + 0.934%, 6.004%, due 03/25/37[1]	285,435	286,806
Series G94-6, Class PJ, 8.000%, due 05/17/24	53	53
FNMA REMICS, Series 2021-3, Class TI, 2.500%, due 02/25/51	874,317	150,598

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Mortgage-backed securities—(continued)
FNMA STRIPs, Series 426, Class C25, 2.000%, due 01/25/52	$1,039,546	$135,577
Series 419, Class C3, 3.000%, due 11/25/43	89,939	12,820
Series 413, Class 111, 4.000%, due 07/25/42[1]	443,295	64,298
Series 386, Class 14, 6.500%, due 04/25/38	32,780	9,407
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD Term SOFR + 0.939%, 6.238%, due 01/25/34[1]	311,814	291,452
GNMA, Series 2015-166, Class SA, 0.000%, due 06/20/42[1]	154,377	3,586
Series 2015-180, Class SA, 0.000%, due 06/20/42[1]	167,459	3,933
Series 2015-127, Class AS, 0.000%, due 06/20/43[1]	153,510	4,435
Series 2017-15, Class WI, 0.000%, due 11/20/45[1]	162,625	3,117
Series 2015-126, Class GS,
(2.333)* 1 mo. USD LIBOR + 9.333%, 0.000%, due 09/20/45[1]	323,052	191,398
Series 2007-18, Class CO, 0.010%, due 03/20/35[5]	14,661	13,234
Series 2017-57, Class WI, 0.088%, due 12/20/45[1]	70,946	1,928
Series 2016-180, Class WI, 0.447%, due 09/20/45[1]	260,229	4,729
Series 2016-138, Class WI, 0.463%, due 08/20/45[1]	141,148	2,467
Series 2013-77, Class GI, 3.000%, due 02/20/43	732,923	68,955
Series 2017-H23, Class MA, 3.000%, due 11/20/67	664,661	622,731
Series 2014-158, Class IA, 3.500%, due 10/20/29	286,284	19,178
Series 2013-23, Class IP, 3.500%, due 08/20/42	619,721	73,873
Series 2015-165, Class IB, 3.500%, due 11/20/42	165,503	16,725
Series 2016-118, Class IE, 3.500%, due 09/20/46	31,309	5,291
Series 2015-H29, Class FJ, 1 mo. USD LIBOR + 0.680%, 4.535%, due 11/20/65[1]	1,193,331	1,185,899
Series 2015-H27, Class FA, 1 mo. USD LIBOR + 0.750%, 4.540%, due 09/20/65[1]	1,550,659	1,542,962
Series 2015-H29, Class FA, 1 mo. USD LIBOR + 0.700%, 4.644%, due 10/20/65[1]	2,007	1,983
Series 2015-H30, Class FA, 1 mo. USD LIBOR + 0.680%, 4.809%, due 08/20/61[1]	4,188	4,111
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2013-H19, Class DF, 1 mo. USD LIBOR + 0.650%, 5.813%, due 05/20/63[1]	$246,393	$244,561
Series 2013-H23, Class TA, 1 mo. USD LIBOR + 0.720%, 5.883%, due 09/20/63[1]	158,092	157,781
Series 2016-H14, Class FA, 1 mo. USD LIBOR + 0.800%, 5.963%, due 06/20/66[1]	298,360	298,038
Series 2010-H01, Class FA, 1 mo. USD LIBOR + 0.820%, 5.968%, due 01/20/60[1]	691,223	690,522
Series 2013-H20, Class FB, 1 mo. USD LIBOR + 1.000%, 6.163%, due 08/20/63[1]	197,964	198,242
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A2, 2.500%, due 12/25/51[1,2]	339,879	272,713
Series 2021-GR2, Class A2, 2.500%, due 02/25/52[1,2]	505,984	405,993
Series 2022-MM1, Class A2, 2.500%, due 07/25/52[1,2]	1,618,206	1,292,272
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD Term SOFR + 0.444%, 5.743%, due 12/25/34[1]	2,687	2,588
IndyMac INDX Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD Term SOFR + 0.754%, 6.053%, due 02/25/35[1]	176,322	159,258
JP Morgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD Term SOFR + 0.614%, 5.648%, due 06/27/37[1,2]	451,064	322,275
JP Morgan Mortgage Trust, Series 2019-6, Class A11, 1 mo. USD Term SOFR + 1.014%, 6.050%, due 12/25/49[1,2]	431,652	412,460
Series 2019-INV2, Class A11, 1 mo. USD Term SOFR + 1.014%, 6.050%, due 02/25/50[1,2]	547,342	514,394
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 4.143%, due 12/25/34[1]	68,607	64,728
Series 2004-A, Class A1, 1 mo. USD Term SOFR + 0.574%, 5.873%, due 04/25/29[1]	12,202	11,252
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1, 1 mo. USD Term SOFR + 0.434%, 5.733%, due 01/25/35[1]	16,037	14,253
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B, 1 mo. USD LIBOR + 0.230%, 3.746%, due 02/26/37[1,2]	99,991	85,225

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Mortgage-backed securities—(concluded)
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A, 1 yr. CMT + 0.500%, 5.850%, due 05/25/42[1,2]	$1,598,929	$1,560,834
OBX Trust, Series 2022-INV2, Class A1, 3.000%, due 01/25/52[1,2]	565,220	468,691
Pepper Residential Securities Trust No. 22, Series 22A, Class A1U, Secured Overnight Financing Rate + 1.114%, 6.319%, due 06/20/60[1,2]	94,003	93,964
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1, 1 mo. USD Term SOFR + 0.614%, 5.913%, due 07/25/36[1]	209,543	143,154
Sequoia Mortgage Trust 11, Series 11, Class A, 1 mo. USD Term SOFR + 1.014%, 6.269%, due 12/20/32[1]	93,393	84,036
Sequoia Mortgage Trust 5, Series 5, Class A, 1 mo. USD Term SOFR + 0.814%, 6.061%, due 10/19/26[1]	22,839	21,724
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A2, 1 mo. USD Term SOFR + 0.554%, 5.853%, due 05/25/37[1]	85,171	75,003
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 11A1, 1 mo. USD Term SOFR + 0.534%, 5.833%, due 04/25/36[1]	183,557	161,770
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.753%, due 04/25/45[1]	21,572	20,520
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR9, Class 2A, 4.162%, due 09/25/33[1]	32,690	29,803
Total mortgage-backed securities (cost—$39,753,613)		34,686,239
U.S. government agency obligations—165.6%
FHLMC 1.500%, due 04/01/37	939,266	808,613
2.000%, due 04/01/36	738,421	654,090
2.500%, due 01/01/31	93,022	86,313
2.500%, due 11/01/31	27,595	25,590
2.500%, due 07/01/32	49,768	46,137
2.500%, due 08/01/32	221,273	205,129
2.500%, due 09/01/32	291,294	270,041
2.500%, due 11/01/32	9,469	8,778
2.500%, due 12/01/32	267,207	247,712
2.500%, due 01/01/33	66,340	61,500
2.500%, due 12/01/50	1,103,617	932,041
2.500%, due 08/01/51	5,085,381	4,332,856
2.500%, due 09/01/51	870,393	740,251
2.500%, due 03/01/52	1,349,485	1,143,576
	Face amount	Value
U.S. government agency obligations—(continued)
2.500%, due 04/01/52	$100,008	$84,689
3.000%, due 01/01/33	746,570	702,039
3.000%, due 02/01/40	1,110,780	1,010,087
3.000%, due 06/01/42	1,550,986	1,389,665
3.000%, due 07/01/42	177,479	159,019
3.000%, due 08/01/42	63,254	56,675
3.000%, due 04/01/43	128,588	115,751
3.000%, due 05/01/43	70,875	63,799
3.000%, due 12/01/44	133,563	119,998
3.000%, due 04/01/45	612,700	547,644
3.000%, due 08/01/46	136,485	120,307
3.000%, due 12/01/46	652,735	583,268
3.000%, due 06/01/50	548,873	486,930
3.000%, due 04/01/51	1,594,350	1,400,050
3.000%, due 06/01/51	800,177	702,538
3.000%, due 07/01/51	3,994,428	3,541,738
3.000%, due 10/01/51	165,779	146,543
3.000%, due 12/01/51	1,385,597	1,215,381
3.000%, due 02/01/52	455,881	399,357
3.000%, due 03/01/52	1,118,297	982,130
3.000%, due 04/01/52	2,885,326	2,531,899
3.500%, due 09/01/32	204,313	195,267
3.500%, due 12/01/33	122,063	116,882
3.500%, due 06/01/34	71,765	68,571
3.500%, due 07/01/34	29,881	28,551
3.500%, due 03/01/35	430,012	410,876
3.500%, due 04/01/35	225,071	213,808
3.500%, due 03/01/42	882	820
3.500%, due 07/01/43	706	656
3.500%, due 05/01/48	638,963	587,492
3.500%, due 02/01/50	273,566	250,605
3.500%, due 11/01/51	240,571	218,738
3.500%, due 01/01/52	210,426	191,296
3.500%, due 03/01/52	191,685	173,990
3.500%, due 04/01/52	1,274,918	1,157,007
3.500%, due 09/01/52	1,001,179	909,144
4.000%, due 01/01/37	148,498	142,877
4.000%, due 07/01/43	82,586	79,134
4.000%, due 08/01/44	1,232,010	1,179,350
4.000%, due 11/01/47	132,237	125,466
4.000%, due 01/01/48	369,541	350,615
4.000%, due 02/01/48	17,377	16,487
4.000%, due 03/01/48	12,489	11,841
4.000%, due 04/01/48	26,954	25,556
4.000%, due 06/01/48	120,301	113,344
4.000%, due 10/01/48	1,645,543	1,558,290
4.000%, due 12/01/48	156,751	148,253
4.000%, due 04/01/49	568,514	537,789
4.500%, due 09/01/34	539,591	532,435
4.500%, due 01/01/36	10,446	10,307
4.500%, due 05/01/37	1,123	1,110
4.500%, due 05/01/38	28,148	27,380
4.500%, due 06/01/43	396,718	384,153
4.500%, due 02/01/49	59,140	57,547
4.500%, due 06/01/50	349,263	337,754
4.500%, due 12/01/52	486,090	466,311
4.500%, due 03/01/53	505,336	485,557

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—(continued)
4.500%, due 06/01/53	$198,919	$190,818
5.000%, due 10/01/25	7,303	7,211
5.000%, due 11/01/27	1,639	1,619
5.000%, due 09/01/33	75,333	75,234
5.000%, due 06/01/34	3,477	3,477
5.000%, due 04/01/35	26,036	26,037
5.000%, due 05/01/35	34,367	34,425
5.000%, due 07/01/35	60,786	60,889
5.000%, due 08/01/35	9,206	9,222
5.000%, due 10/01/35	8,676	8,690
5.000%, due 12/01/35	256	257
5.000%, due 07/01/38	121,302	122,011
5.000%, due 11/01/38	82,660	83,077
5.000%, due 06/01/39	19,341	19,475
5.000%, due 03/01/40	2,062	2,076
5.000%, due 07/01/40	89,173	89,790
5.000%, due 09/01/40	80,888	81,407
5.000%, due 11/01/40	26,777	26,962
5.000%, due 02/01/41	110,704	111,472
5.000%, due 03/01/41	18,264	17,929
5.000%, due 04/01/41	41,779	42,069
5.000%, due 05/01/41	28,806	29,006
5.000%, due 07/01/41	17,323	17,443
5.000%, due 08/01/44	19,822	19,922
5.000%, due 03/01/49	652,989	651,812
5.000%, due 02/01/53	582,932	570,865
5.000%, due 03/01/53	308,032	301,654
5.000%, due 05/01/53	759,866	744,189
5.000%, due 06/01/53	1,520,803	1,498,126
5.500%, due 02/01/32	565	574
5.500%, due 12/01/32	1,010	1,025
5.500%, due 02/01/33	25,720	26,107
5.500%, due 05/01/33	246	250
5.500%, due 06/01/33	94,926	96,359
5.500%, due 12/01/33	19,076	19,364
5.500%, due 12/01/34	16,218	16,527
5.500%, due 06/01/35	267,952	272,935
5.500%, due 07/01/35	2,113	2,145
5.500%, due 10/01/35	91,231	93,239
5.500%, due 12/01/35	33,584	34,323
5.500%, due 06/01/36	151,884	154,783
5.500%, due 12/01/36	229,426	235,172
5.500%, due 03/01/37	29,375	30,135
5.500%, due 07/01/37	45,324	46,228
5.500%, due 10/01/37	1,180	1,210
5.500%, due 04/01/38	45,073	46,202
5.500%, due 05/01/38	4,352	4,481
5.500%, due 12/01/38	795	818
5.500%, due 01/01/39	21,477	22,034
5.500%, due 09/01/39	67,305	69,048
5.500%, due 02/01/40	2,753	2,835
5.500%, due 03/01/40	2,758	2,839
5.500%, due 05/01/40	39,496	40,669
5.500%, due 03/01/41	40,424	41,625
6.000%, due 11/01/37	419,471	440,502
7.000%, due 08/01/25	27	27
	Face amount	Value
U.S. government agency obligations—(continued)
FHLMC ARM 1 yr. USD LIBOR + 1.765%, 4.014%, due 11/01/36[1]	$163,359	$164,084
1 yr. CMT + 2.127%, 4.251%, due 04/01/29[1]	439	434
1 yr. CMT + 2.137%, 4.262%, due 01/01/28[1]	4,000	3,941
1 yr. CMT + 2.250%, 4.360%, due 09/01/34[1]	295,309	298,995
1 yr. CMT + 2.207%, 4.434%, due 07/01/24[1]	2,393	2,359
1 yr. USD LIBOR + 1.770%, 4.583%, due 10/01/39[1]	516,217	512,710
1 yr. CMT + 2.415%, 4.627%, due 11/01/25[1]	14,257	13,996
1 yr. USD LIBOR + 1.866%, 4.649%, due 11/01/41[1]	539,543	544,895
1 yr. CMT + 2.525%, 4.650%, due 12/01/29[1]	3,891	3,873
1 yr. CMT + 2.415%, 4.689%, due 01/01/29[1]	26,502	26,116
1 yr. CMT + 2.625%, 4.750%, due 01/01/30[1]	15,004	15,001
1 yr. CMT + 2.150%, 4.809%, due 11/01/27[1]	22,225	21,877
1 yr. CMT + 2.469%, 4.810%, due 10/01/27[1]	18,448	18,216
1 yr. CMT + 2.282%, 4.900%, due 07/01/28[1]	30,873	30,414
1 yr. CMT + 2.223%, 5.126%, due 11/01/29[1]	30,796	30,497
1 yr. CMT + 2.443%, 5.156%, due 10/01/27[1]	21,324	21,122
1 yr. CMT + 2.282%, 5.223%, due 06/01/28[1]	10,783	10,636
FNMA 1.500%, due 08/01/51	492,234	379,312
2.000%, due 05/01/28	85,696	80,412
2.000%, due 09/01/31	71,295	65,273
2.000%, due 11/01/31	274,720	251,517
2.000%, due 01/01/32	53,648	49,117
2.500%, due 06/01/28	56,654	53,879
2.500%, due 07/01/28	530,916	504,915
2.500%, due 08/01/28	161,843	153,916
2.500%, due 09/01/30	13,297	12,338
2.500%, due 11/01/30	19,544	18,135
2.500%, due 01/01/33	212,380	193,300
2.500%, due 11/01/50	426,438	360,160
2.500%, due 01/01/51	1,142,529	964,866
2.500%, due 02/01/51	530,342	449,037
2.500%, due 04/01/51	1,529,048	1,290,499
2.500%, due 09/01/51	1,737,706	1,475,319
2.500%, due 01/01/52	1,695,638	1,431,164
2.500%, due 03/01/52	763,882	647,319
2.500%, due 04/01/52	1,410,356	1,194,949
3.000%, due 11/01/26	101,521	97,799
3.000%, due 05/01/28	62,733	60,312

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 02/01/30	$75,113	$71,849
3.000%, due 04/01/30	27,907	26,319
3.000%, due 05/01/30	33,283	31,389
3.000%, due 10/01/30	11,633	10,971
3.000%, due 04/01/31	802,760	757,079
3.000%, due 01/01/38	270,938	250,246
3.000%, due 04/01/38	261,560	238,675
3.000%, due 05/01/42	185,096	165,874
3.000%, due 06/01/42	189,749	170,045
3.000%, due 07/01/42	371,838	333,224
3.000%, due 10/01/42	261,260	234,943
3.000%, due 01/01/43	1,003,326	902,261
3.000%, due 04/01/43	306,682	275,729
3.000%, due 05/01/43	326,312	293,378
3.000%, due 06/01/43	42,470	38,183
3.000%, due 09/01/43	465,265	418,307
3.000%, due 11/01/46	1,187,712	1,067,666
3.000%, due 12/01/46	2,783,125	2,486,580
3.000%, due 02/01/47	223,697	201,120
3.000%, due 09/01/49	820,481	720,729
3.000%, due 11/01/49	237,285	210,885
3.000%, due 02/01/50	1,626,669	1,428,903
3.000%, due 03/01/50	3,690,882	3,263,522
3.000%, due 07/01/50	605,793	532,973
3.000%, due 12/01/50	472,072	414,621
3.000%, due 02/01/51	2,000,701	1,757,515
3.000%, due 04/01/51	3,409,361	2,994,424
3.000%, due 05/01/51	3,576,773	3,140,846
3.000%, due 08/01/51	454,935	399,148
3.000%, due 10/01/51	189,266	166,022
3.000%, due 11/01/51	243,059	213,108
3.000%, due 12/01/51	440,111	386,003
3.000%, due 02/01/52	126,090	111,002
3.000%, due 03/01/52	1,001,296	877,169
3.000%, due 04/01/52	4,233,291	3,709,755
3.000%, due 07/01/52	484,708	424,723
3.000%, due 02/01/57	580,752	506,109
3.000%, due 05/01/58	619,845	539,969
3.500%, due 11/01/25	50,978	49,689
3.500%, due 08/01/26	190,255	184,909
3.500%, due 06/01/28	101,374	96,993
3.500%, due 08/01/29	16,754	16,158
3.500%, due 09/01/32	486,500	472,026
3.500%, due 11/01/33	45,809	43,864
3.500%, due 02/01/34	73,936	70,797
3.500%, due 01/01/35	137,699	131,570
3.500%, due 02/01/35	136,156	130,095
3.500%, due 04/01/35	131,627	125,038
3.500%, due 05/01/35	859,334	822,428
3.500%, due 03/01/42	186,526	173,533
3.500%, due 04/01/42	11,953	11,120
3.500%, due 07/01/42	335	312
3.500%, due 09/01/42	64,210	59,737
3.500%, due 12/01/42	752,044	699,660
3.500%, due 03/01/43	457,534	425,272
3.500%, due 05/01/43	1,924	1,789
3.500%, due 07/01/43	2,617,887	2,435,384
	Face amount	Value
U.S. government agency obligations—(continued)
3.500%, due 08/01/43	$6,158,328	$5,729,367
3.500%, due 01/01/44	87,142	81,072
3.500%, due 06/01/45	1,348,479	1,244,797
3.500%, due 08/01/45	22,427	20,702
3.500%, due 10/01/45	8,219	7,587
3.500%, due 09/01/46	593,038	548,214
3.500%, due 02/01/47	1,630,515	1,515,543
3.500%, due 08/01/47	148,620	136,978
3.500%, due 09/01/47	206,719	190,997
3.500%, due 11/01/47	274,859	252,861
3.500%, due 12/01/47	273,996	251,906
3.500%, due 02/01/48	244,559	224,324
3.500%, due 03/01/48	872,447	800,259
3.500%, due 02/01/50	94,572	86,634
3.500%, due 03/01/50	4,200,304	3,842,614
3.500%, due 04/01/50	352,727	322,643
3.500%, due 02/01/52	493,861	448,654
3.500%, due 03/01/52	299,463	271,930
3.500%, due 08/01/52	1,719,718	1,561,605
3.500%, due 06/01/56	763,585	691,993
3.500%, due 01/01/57	686,873	621,542
3.500%, due 01/01/59	1,033,851	931,579
3.575%, due 02/01/26	500,000	482,423
4.000%, due 07/01/25	817	801
4.000%, due 09/01/25	680	666
4.000%, due 10/01/25	1,043	1,023
4.000%, due 11/01/25	2,061	2,016
4.000%, due 01/01/26	40,974	40,058
4.000%, due 02/01/26	90,256	88,136
4.000%, due 03/01/26	9,657	9,427
4.000%, due 04/01/26	212,280	207,373
4.000%, due 08/01/32	1,250	1,215
4.000%, due 06/01/33	40,372	39,221
4.000%, due 07/01/33	264,830	257,279
4.000%, due 08/01/33	832,530	810,842
4.000%, due 07/01/34	360,669	350,943
4.000%, due 07/01/35	751,711	731,098
4.000%, due 04/01/37	567,834	549,807
4.000%, due 03/01/38	441,253	427,834
4.000%, due 07/01/38	529,428	510,438
4.000%, due 08/01/38	237,004	229,440
4.000%, due 09/01/38	287,203	276,901
4.000%, due 05/01/39	53,424	51,196
4.000%, due 09/01/39	140,529	134,666
4.000%, due 09/01/40	970,649	929,924
4.000%, due 12/01/40	764,245	732,180
4.000%, due 11/01/41	295,538	282,772
4.000%, due 12/01/41	393,668	376,664
4.000%, due 07/01/42	1,619,766	1,551,288
4.000%, due 09/01/42	2,476,247	2,369,495
4.000%, due 10/01/42	1,953,084	1,868,886
4.000%, due 08/01/44	104,317	100,065
4.000%, due 12/01/44	5,005	4,777
4.000%, due 06/01/45	10,352	9,875
4.000%, due 08/01/45	842,234	803,362
4.000%, due 02/01/47	76,867	72,963
4.000%, due 03/01/47	31,015	29,398

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 04/01/47	$111,740	$105,911
4.000%, due 05/01/47	216,616	205,294
4.000%, due 06/01/47	5,282	5,013
4.000%, due 11/01/47	24,536	23,254
4.000%, due 01/01/48	97,624	92,521
4.000%, due 02/01/48	195,004	182,788
4.000%, due 03/01/48	105,877	99,553
4.000%, due 12/01/48	250,877	236,991
4.000%, due 06/01/49	772,269	732,390
4.490%, due 04/01/33	300,000	295,455
4.500%, due 06/01/29	7,546	7,415
4.500%, due 06/01/35	13,148	12,959
4.500%, due 12/01/38	147,160	144,909
4.500%, due 01/01/39	515	506
4.500%, due 02/01/39	60,019	58,941
4.500%, due 03/01/39	3,597	3,539
4.500%, due 06/01/39	23,316	22,944
4.500%, due 07/01/39	1,787	1,758
4.500%, due 08/01/39	62,309	61,360
4.500%, due 10/01/39	1,875	1,845
4.500%, due 12/01/39	143,803	141,509
4.500%, due 01/01/40	1,588	1,563
4.500%, due 02/01/40	1,582	1,557
4.500%, due 03/01/40	32,939	32,382
4.500%, due 08/01/40	25,757	25,322
4.500%, due 11/01/40	270,803	266,229
4.500%, due 07/01/41	172,145	169,139
4.500%, due 08/01/41	326,214	320,519
4.500%, due 01/01/42	842,827	828,590
4.500%, due 08/01/42	1,986	1,951
4.500%, due 09/01/42	106,553	103,203
4.500%, due 05/01/43	508,473	492,393
4.500%, due 06/01/43	1,147,322	1,110,966
4.500%, due 07/01/43	1,995,435	1,928,440
4.500%, due 09/01/43	136,831	134,196
4.500%, due 11/01/43	28,790	28,223
4.500%, due 07/01/44	126,075	123,696
4.500%, due 12/01/44	921	900
4.500%, due 09/01/48	152,659	148,546
4.500%, due 01/01/49	142,791	138,406
4.500%, due 05/01/53	121,419	116,474
4.500%, due 07/01/53	177,809	170,539
4.500%, due 04/01/59	718,507	702,852
4.700%, due 04/01/33	313,000	313,363
5.000%, due 03/01/25	2,116	2,089
5.000%, due 03/01/33	1,589	1,585
5.000%, due 05/01/37	3,476	3,429
5.000%, due 09/01/37	7,689	7,718
5.000%, due 06/01/38	33,357	33,512
5.000%, due 06/01/48	96,635	96,108
5.000%, due 07/01/48	35,841	35,735
5.000%, due 03/01/49	31,358	31,142
5.000%, due 06/01/53	813,186	799,534
5.500%, due 11/01/32	20,623	20,897
5.500%, due 12/01/33	477	484
5.500%, due 04/01/34	11,453	11,658
5.500%, due 01/01/35	62,751	63,872
	Face amount	Value
U.S. government agency obligations—(continued)
5.500%, due 05/01/37	$73,607	$75,427
5.500%, due 07/01/37	35,954	36,843
5.500%, due 06/01/38	56,218	57,821
5.500%, due 11/01/39	143,784	147,884
5.500%, due 07/01/40	165,353	170,068
5.500%, due 02/01/42	94,923	97,270
6.000%, due 12/01/32	4,288	4,431
6.000%, due 02/01/33	7,934	8,198
6.000%, due 09/01/34	44,916	46,429
6.000%, due 05/01/35	10,137	10,554
6.000%, due 06/01/35	5,625	5,857
6.000%, due 07/01/35	18,410	19,168
6.000%, due 09/01/35	711	741
6.000%, due 01/01/36	10,759	11,203
6.000%, due 06/01/36	192	202
6.000%, due 09/01/36	17,341	18,187
6.000%, due 12/01/36	58,471	61,323
6.000%, due 03/01/37	4,805	5,041
6.000%, due 10/01/37	17,450	18,069
6.000%, due 11/01/38	148,777	156,059
6.000%, due 05/01/39	18,203	19,094
6.000%, due 11/01/40	203,616	213,581
6.000%, due 05/01/49	336,619	339,015
6.500%, due 10/01/36	190,786	202,005
6.500%, due 02/01/37	2,667	2,824
6.500%, due 07/01/37	26,924	28,507
6.500%, due 08/01/37	20,749	21,969
6.500%, due 09/01/37	21,322	22,575
6.500%, due 12/01/37	39,184	41,487
6.500%, due 05/01/40	410,152	434,271
FNMA ARM
1 yr. CMT + 2.104%, 3.682%, due 05/01/30[1]	16,257	15,781
1 yr. CMT + 2.095%, 4.095%, due 09/01/26[1]	5	5
1 yr. USD LIBOR + 1.790%, 4.273%, due 02/01/42[1]	67,306	67,229
1 yr. CMT + 2.284%, 4.456%, due 05/01/35[1]	68,986	69,460
1 yr. CMT + 2.147%, 4.525%, due 09/01/41[1]	118,176	118,229
1 yr. USD LIBOR + 1.731%, 4.613%, due 05/01/38[1]	467,847	469,521
1 yr. CMT + 2.504%, 4.630%, due 12/01/27[1]	8,534	8,489
1 yr. CMT + 2.237%, 4.819%, due 10/01/37[1]	748,598	756,849
1 yr. CMT + 2.240%, 4.956%, due 01/01/36[1]	157,042	159,597
1 yr. MTA + 1.200%, 5.177%, due 03/01/44[1]	68,154	66,888
GNMA 3.000%, due 11/15/42	31,312	28,318
3.000%, due 02/15/43[7]	392,286	354,770
3.000%, due 05/15/43[7]	404,742	365,331
3.000%, due 06/15/43	134,144	121,320
3.000%, due 07/15/43	23,870	21,588

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 01/15/45	$265,787	$240,086
3.000%, due 02/15/45	19,341	17,374
3.000%, due 07/15/45[7]	378,417	339,923
3.000%, due 10/15/45[7]	675,693	604,793
3.000%, due 02/20/53[7]	965,183	864,974
3.500%, due 11/15/42	272,109	253,657
3.500%, due 03/15/45	118,756	110,676
3.500%, due 04/15/45	116,102	107,645
3.500%, due 02/20/53	389,503	359,888
4.000%, due 12/15/41	754,999	727,631
4.000%, due 01/15/47	37,035	35,236
4.000%, due 02/15/47	187,600	178,491
4.000%, due 04/15/47	335,601	319,267
4.000%, due 05/15/47	58,124	55,296
4.000%, due 06/15/47	44,007	41,866
4.000%, due 07/15/47	65,635	62,441
4.000%, due 08/15/47	94,205	89,620
4.000%, due 12/15/47	19,196	18,262
4.000%, due 07/15/49	31,764	29,922
4.500%, due 09/15/39	219,130	215,794
4.500%, due 06/15/40	109,176	107,508
4.500%, due 12/15/45	9,638	9,369
4.500%, due 08/15/46	7,969	7,744
4.500%, due 09/15/46	139,263	135,320
4.500%, due 10/15/46	176,267	171,277
4.500%, due 01/15/47	272,318	264,608
5.000%, due 12/15/34	10,140	10,042
5.000%, due 04/15/38	49,195	49,317
5.000%, due 12/15/39	3,883	3,901
5.000%, due 05/15/40	89,396	89,811
5.000%, due 05/15/41	31,737	31,844
5.500%, due 08/15/35	10,039	10,276
5.500%, due 02/15/38	929	955
5.500%, due 04/15/38	84,181	86,467
5.500%, due 05/15/38	80,221	82,472
5.500%, due 06/15/38	52,643	54,193
5.500%, due 10/15/38	236,321	242,846
5.500%, due 11/15/38	12,894	13,254
5.500%, due 12/15/38	2,780	2,857
5.500%, due 03/15/39	27,832	28,209
5.500%, due 05/15/39	21,266	21,854
5.500%, due 09/15/39	110,515	113,611
5.500%, due 01/15/40	3,656	3,750
5.500%, due 03/15/40	137,258	140,850
6.500%, due 02/15/29	129	130
6.500%, due 01/15/36	8,150	8,317
6.500%, due 09/15/36	73,145	76,237
6.500%, due 02/15/37	1,122	1,155
6.500%, due 04/15/37	4,520	4,769
6.500%, due 01/15/38	5,161	5,387
6.500%, due 06/15/38	12,364	12,984
6.500%, due 07/15/38	1,110	1,126
6.500%, due 11/15/38	2,090	2,262
GNMA II 2.500%, due 09/20/51	5,743,841	4,965,727
3.000%, due 01/20/43	450,025	409,539
3.000%, due 02/20/43	455,205	414,252
	Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 11/20/43	$92,935	$84,448
3.000%, due 09/20/47[7]	470,929	425,666
3.000%, due 02/20/48[7]	288,915	260,735
3.000%, due 04/20/50	1,722,235	1,545,548
3.000%, due 10/20/51	167,155	149,337
3.500%, due 04/20/45	3,721	3,469
3.500%, due 11/20/45[7]	541,369	505,439
3.500%, due 12/20/45	220,551	206,143
3.500%, due 04/20/46[7]	356,912	333,366
3.500%, due 05/20/46[7]	360,220	334,806
3.500%, due 04/20/47	315,719	293,873
3.500%, due 07/20/47[7]	2,356,321	2,199,126
3.500%, due 08/20/47	246,400	229,349
3.500%, due 09/20/47	89,609	83,408
3.500%, due 11/20/47	317,939	295,940
3.500%, due 12/20/47	83,724	77,930
3.500%, due 01/20/48	1,574,390	1,465,447
3.500%, due 02/20/48[7]	1,209,110	1,125,351
3.500%, due 03/20/48[7]	1,824,154	1,697,929
3.500%, due 09/20/48[7]	513,441	477,913
3.750%, due 05/20/30	332,312	319,292
4.000%, due 12/20/40	122,002	115,284
4.000%, due 07/20/41	43,725	42,186
4.000%, due 12/20/47	56,190	53,688
4.000%, due 01/20/48[7]	144,006	137,593
4.000%, due 03/20/48	204,064	194,543
4.000%, due 04/20/48	444,306	422,467
4.000%, due 05/20/48	135,799	129,189
4.000%, due 06/20/48	152,260	145,077
4.000%, due 07/20/48	43,162	41,131
4.500%, due 10/20/44	54,827	53,010
4.500%, due 08/20/45	75,387	73,978
4.500%, due 04/20/48	21,156	20,644
4.500%, due 05/20/48	59,428	57,990
4.500%, due 06/20/48	146,563	142,902
4.500%, due 10/20/48	169,099	162,435
4.500%, due 01/20/49	140,442	136,933
4.500%, due 02/20/49	246,444	240,287
5.000%, due 12/20/33	73,719	74,565
5.000%, due 01/20/34	39,349	39,800
5.000%, due 02/20/38	52,278	52,834
5.000%, due 04/20/38	59,411	60,054
5.000%, due 08/20/41	7,965	8,034
5.000%, due 12/20/42	10,435	10,534
5.000%, due 08/20/43[7]	836,267	843,335
5.000%, due 09/20/48	88,493	87,949
5.000%, due 10/20/48	165,383	164,366
5.000%, due 11/20/48	207,915	206,636
5.000%, due 12/20/48	188,852	187,690
5.500%, due 09/20/48	33,472	33,439
6.000%, due 10/20/38	1,241	1,292
6.500%, due 09/20/32	617	645
6.500%, due 12/20/38	4,626	4,884
9.000%, due 04/20/25	1,028	1,031
9.000%, due 12/20/26	972	983
9.000%, due 01/20/27	4,521	4,572
9.000%, due 09/20/30	755	769

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—(continued)
9.000%, due 10/20/30	$2,329	$2,420
9.000%, due 11/20/30	2,853	2,907
GNMA II ARM 1 yr. CMT + 1.500%, 2.625%, due 08/20/25[1]	2,248	2,190
1 yr. CMT + 1.500%, 2.625%, due 09/20/25[1]	3,497	3,405
1 yr. CMT + 1.500%, 2.625%, due 08/20/26[1]	4,514	4,370
1 yr. CMT + 1.500%, 2.625%, due 07/20/27[1]	1,804	1,747
1 yr. CMT + 1.500%, 2.625%, due 07/20/30[1]	11,526	11,164
1 yr. CMT + 1.500%, 2.875%, due 04/20/24[1]	2,326	2,301
1 yr. CMT + 1.500%, 2.875%, due 04/20/26[1]	19,060	18,592
1 yr. CMT + 1.500%, 2.875%, due 06/20/26[1]	7,581	7,390
1 yr. CMT + 1.500%, 2.875%, due 04/20/27[1]	4,976	4,839
1 yr. CMT + 1.500%, 2.875%, due 04/20/30[1]	2,037	1,991
1 yr. CMT + 1.500%, 2.875%, due 05/20/30[1]	22,659	22,171
1 yr. CMT + 1.500%, 3.000%, due 05/20/25[1]	665	653
1 yr. CMT + 1.500%, 3.000%, due 09/20/26[1]	542	527
1 yr. CMT + 1.500%, 3.000%, due 04/20/27[1]	913	890
1 yr. CMT + 1.500%, 3.000%, due 08/20/27[1]	6,086	5,902
1 yr. CMT + 1.500%, 3.000%, due 04/20/30[1]	1,858	1,811
1 yr. CMT + 1.500%, 3.000%, due 05/20/30[1]	95,558	93,715
1 yr. CMT + 1.500%, 3.000%, due 07/20/30[1]	4,491	4,382
1 yr. CMT + 1.500%, 3.000%, due 08/20/30[1]	19,938	19,415
1 yr. CMT + 1.500%, 3.500%, due 05/20/25[1]	3,180	3,130
1 yr. CMT + 1.500%, 3.500%, due 06/20/25[1]	3,360	3,307
1 yr. CMT + 1.500%, 3.500%, due 07/20/30[1]	4,938	4,825
1 yr. CMT + 1.500%, 3.500%, due 08/20/30[1]	1,080	1,054
1 yr. CMT + 1.500%, 3.500%, due 10/20/30[1]	3,257	3,168
1 yr. CMT + 1.500%, 3.625%, due 01/20/24[1]	1,340	1,330
1 yr. CMT + 1.500%, 3.625%, due 01/20/25[1]	345	339
1 yr. CMT + 1.500%, 3.625%, due 02/20/25[1]	772	757
	Face amount	Value
U.S. government agency obligations—(concluded)
1 yr. CMT + 1.500%, 3.625%, due 03/20/25[1]	$2,009	$1,969
1 yr. CMT + 1.500%, 3.625%, due 03/20/26[1]	1,863	1,815
1 yr. CMT + 1.500%, 3.625%, due 01/20/27[1]	29,803	28,944
1 yr. CMT + 1.500%, 3.625%, due 02/20/27[1]	1,885	1,830
1 yr. CMT + 1.500%, 3.625%, due 01/20/28[1]	2,712	2,631
1 yr. CMT + 1.500%, 3.625%, due 02/20/28[1]	1,147	1,112
GNMA II TBA 2.000%	6,700,000	5,594,956
3.000%	17,450,000	15,539,888
3.500%	6,100,000	5,606,278
4.500%	6,360,000	6,122,263
5.000%	5,000,000	4,901,525
5.500%	4,500,000	4,473,238
4.000%	2,000,000	1,885,606
UMBS TBA 4.000%	4,000,000	3,735,676
5.000%	11,300,000	11,045,237
5.500%	17,500,000	17,384,745
1.500%	3,000,000	2,301,570
2.000%	30,550,000	24,872,076
2.500%	21,450,000	18,102,320
3.000%	1,350,000	1,257,070
3.500%	1,500,000	1,423,638
4.500%	8,300,000	7,997,699
5.000%	2,200,000	2,185,326
6.000%	11,900,000	11,969,734
6.500%	20,600,000	21,003,348
Total U.S. government agency obligations (cost—$354,684,806)		336,477,665
	Number of shares
Short-term investments—2.4%
Investment companies—1.7%
State Street Institutional U.S. Government Money Market Fund, 5.190%[6] (cost $3,431,274)	3,431,274	3,431,274
	Face amount
Short-term U.S. Treasury obligations—0.7%
U.S. Treasury Bills 5.121% due 08/10/23[6,7]	$304,000	303,621
5.187% due 09/07/23[6,7]	224,000	222,834
5.221% due 09/12/23[6,7]	4,000	3,976
5.272% due 08/24/23[6,7]	183,000	182,397
5.350% due 10/05/23[6,7]	28,000	27,737
5.354% due 10/05/23[6,7]	543,000	537,885
5.361% due 10/05/23[6,7]	154,000	152,549

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Short-term U.S. Treasury obligations—(concluded)
5.367% due 10/05/23[6,7]	$52,000	$51,509
5.391% due 10/19/23[6]	7,000	6,919
Total short-term U.S. Treasury obligations (cost—$1,489,427)		1,489,427

	Number of contracts	Notional amount
Options purchased: 0.0%†
Put options—0.0%†
UMBS TBA, 5.500%, strike @ 97.90, expires 09/07/23 (Counterparty: CITI)	3,000,000	USD	293,700,000	4,197
UMBS TBA, 5.500%, strike @ 97.38, expires 09/07/23 (Counterparty: MSCI)	1,700,000	USD	165,546,000	1,408
UMBS TBA, 5.500%, strike @ 97.44, expires 09/07/23 (Counterparty: CITI)	2,000,000	USD	194,880,000	1,752
UMBS TBA, 5.500%, strike @ 97.27, expires 10/05/23 (Counterparty: JPMCB)	2,000,000	USD	194,540,000	3,986
UMBS TBA, 5.500%, strike @ 97.66, expires 10/05/23 (Counterparty: BOA)	3,000,000	USD	292,980,000	7,773
UMBS TBA, 5.500%, strike @ 97.27, expires 10/05/23 (Counterparty: MSCI)	2,000,000	USD	194,540,000	3,987
UMBS TBA, 5.500%, strike @ 97.33, expires 10/05/23 (Counterparty: BOA)	4,500,000	USD	437,985,000	9,354
Total options purchased (cost—$52,875)				32,457
Swaptions purchased—0.6%
Call swaptions—0.0%†
7 Year USD SOFR Interest Rate Swap, strike @ 2.770%, expires 12/21/23 (Counterparty: MSCI; pay floating rate); underlying swap terminates 12/26/30	7,300,000	USD	7,300,000	22,448
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
7 Year USD SOFR Interest Rate Swap, strike @ 2.800%, expires 12/20/23 (Counterparty: BNP; pay floating rate); underlying swap terminates 12/22/30	700,000	USD	700,000	$2,251
7 Year USD SOFR Interest Rate Swap, strike @ 2.800%, expires 12/20/23 (Counterparty: BB; pay floating rate); underlying swap terminates 12/22/30	800,000	USD	800,000	2,572
10 Year USD SOFR Interest Rate Swap, strike @ 2.875%, expires 01/03/24 (Counterparty: DB; pay floating rate); underlying swap terminates 01/05/34	100,000	USD	100,000	480
10 Year USD SOFR Interest Rate Swap, strike @ 2.040%, expires 01/11/24 (Counterparty: DB; pay floating rate); underlying swap terminates 01/16/34	3,000,000	USD	3,000,000	1,994
10 Year USD SOFR Interest Rate Swap, strike @ 1.500%, expires 01/24/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/26/34	200,000	USD	200,000	38
10 Year USD SOFR Interest Rate Swap, strike @ 2.430% expires 02/27/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 02/28/34	1,300,000	USD	1,300,000	3,726
7 Year USD SOFR Interest Rate Swap, strike @ 3.210%, expires 03/08/24 (Counterparty: BB; pay floating rate); underlying swap terminates 03/12/31	2,300,000	USD	2,300,000	28,457

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
7 Year USD SOFR Interest Rate Swap, strike @ 2.510%, expires 04/05/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/09/31	2,200,000	USD	2,200,000	$10,026
7 Year USD SOFR Interest Rate Swap, strike @ 2.670%, expires 04/11/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/15/31	2,300,000	USD	2,300,000	14,158
7 Year USD SOFR Interest Rate Swap, strike @ 2.732% expires 04/24/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/26/31	1,600,000	USD	1,600,000	11,679
Total				97,829
Put swaptions—0.6%
7 Year USD SOFR Interest Rate Swap, strike @ 3.520%, expires 12/21/23 (Counterparty: MSCI; pay floating rate); underlying swap terminates 12/26/30	7,300,000	USD	7,300,000	163,227
7 Year USD SOFR Interest Rate Swap, strike @ 3.550%, expires 12/20/23 (Counterparty: BNP; pay floating rate); underlying swap terminates 12/22/30	2,200,000	USD	2,200,000	47,043
7 Year USD SOFR Interest Rate Swap, strike @ 3.550%, expires 12/20/23 (Counterparty: BB; pay floating rate); underlying swap terminates 12/22/30	2,200,000	USD	2,200,000	47,043
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
10 Year USD SOFR Interest Rate Swap, strike @ 3.625%, expires 01/03/24 (Counterparty: DB; pay floating rate); underlying swap terminates 01/05/34	100,000	USD	100,000	$2,110
10 Year USD SOFR Interest Rate Swap, strike @ 4.040%, expires 01/11/24 (Counterparty: DB; pay floating rate); underlying swap terminates 01/16/34	3,000,000	USD	3,000,000	29,380
1 Year USD SOFR Interest Rate Swap, strike @ 4.600%, expires 01/31/24 (Counterparty: DB; pay floating rate); underlying swap terminates 02/02/25	16,000,000	USD	16,000,000	78,026
1 Year USD SOFR Interest Rate Swap, strike @ 4.100%, expires 02/01/24 (Counterparty: DB; pay floating rate); underlying swap terminates 02/05/25	15,500,000	USD	15,500,000	129,929
1 Year USD SOFR Interest Rate Swap, strike @ 4.100%, expires 02/01/24 (Counterparty: GS; pay floating rate); underlying swap terminates 02/05/25	14,000,000	USD	14,000,000	117,355
1 Year USD SOFR Interest Rate Swap, strike @ 4.600%, expires 02/02/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 02/06/25	27,500,000	USD	27,500,000	132,500
7 Year USD SOFR Interest Rate Swap, strike @ 3.710%, expires 03/08/24 (Counterparty: BB; pay floating rate); underlying swap terminates 03/12/31	2,300,000	USD	2,300,000	42,318

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
7 Year USD SOFR Interest Rate Swap, strike @ 3.013%, expires 04/05/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/09/31	2,200,000	USD	2,200,000	$94,668
7 Year USD SOFR Interest Rate Swap, strike @ 3.170%, expires 04/11/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/15/31	2,300,000	USD	2,300,000	84,044
7 Year USD SOFR Interest Rate Swap, strike @ 3.232% expires 04/24/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 04/26/31	1,600,000	USD	1,600,000	54,911
1 Year USD SOFR Interest Rate Swap, strike @ 5.000% expires 06/14/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 06/18/25	8,500,000	USD	8,500,000	19,737
1 Year USD SOFR Interest Rate Swap, strike @ 5.000% expires 12/16/24 (Counterparty: MSCI; pay floating rate); underlying swap terminates 12/18/25	4,300,000	USD	4,300,000	9,147
1 Year USD SOFR Interest Rate Swap, strike @ 5.500% expires 12/16/24 (Counterparty: DB; pay floating rate); underlying swap terminates 12/18/25	10,000,000	USD	10,000,000	12,803
1 Year USD SOFR Interest Rate Swap, strike @ 5.500% expires 01/21/25 (Counterparty: MSCI; pay floating rate); underlying swap terminates 01/23/26	16,400,000	USD	16,400,000	21,812
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
10 Year USD SOFR Interest Rate Swap, strike @ 5.500% expires 01/28/25 (Counterparty: DB; pay floating rate); underlying swap terminates 01/30/35	6,800,000	USD	6,800,000	$35,544
Total				1,121,597
Total swaptions purchased (cost—$1,039,503)				1,219,426
Total investments before investments sold short (cost—$416,261,196)—193.4%				392,887,835

	Number of shares
Investments sold short—(30.7)%
U.S. government agency obligations—(30.7)%
GNMA II TBA 2.500%	(3,900,000)	(3,367,307)
4.000%	(450,000)	(424,275)
UMBS TBA 2.500%	(4,000,000)	(3,370,944)
3.000%	(41,650,000)	(36,503,934)
3.500%	(10,350,000)	(9,390,607)
4.000%	(6,025,000)	(5,632,110)
4.000%	(2,500,000)	(2,412,192)
5.000%	(1,300,000)	(1,270,217)
Total investments sold short (proceeds—$(62,892,755))		(62,371,586)
Liabilities in excess of other assets—(62.7)%		(127,367,854)
Net assets—100.0%		$203,148,395

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

	Face amount	Value
Reverse repurchase agreements—(11.1)%
Reverse repurchase agreement dated 07/13/23 with Wells Fargo, 5.300% to be repurchased 08/14/23 for $(3,539,832), collateralized by $4,046,812 Government National Mortgage Association Obligations, 3.000% to 3.500% due 02/15/43 to 02/20/48; (value—$4,046,812); proceeds: $(3,523,234),	$(3,523,234)	$(3,523,234)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Reverse repurchase agreements—(concluded)
Reverse repurchase agreement dated 07/13/23 with Citigroup, Inc., 5.330% to be repurchased 08/14/23 for $(19,142,208), collateralized by $14,591,490 Federal National Mortgage Association Obligations, 2.500% to 3.500% due 01/01/43 to 01/01/52 and $7,203,547 Government National Mortgage Association Obligations, 3.000% to 5.000% due 08/20/43 to 02/20/53; (value—$21,795,037); proceeds: $(19,051,944),	$(19,051,944)	$(19,051,944)
Total reverse repurchase agreement (proceeds—(22,575,178))		(22,575,178)

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	233,050,000	2,500,000	UMBS, TBA, 4.000%, strike @ 93.22	MSCI	08/07/23	$12,109	$(12,914)	$(805)
USD	139,830,000	1,500,000	UMBS, TBA, 4.000%, strike @ 93.22	CIT	08/07/23	6,680	(7,749)	(1,069)
USD	186,760,000	2,000,000	UMBS, TBA, 4.000%, strike @ 93.38	CIT	08/07/23	8,750	(8,477)	273
USD	140,415,000	1,500,000	UMBS, TBA, 4.000%, strike @ 93.61	MSCI	08/07/23	6,387	(4,715)	1,672
USD	143,085,000	1,500,000	UMBS, TBA, 4.000%, strike @ 95.39	CIT	08/07/23	3,164	(186)	2,978
USD	189,600,000	2,000,000	UMBS, TBA, 4.000%, strike @ 94.80	MSCI	08/07/23	4,063	(841)	3,222
USD	701,120,000	7,000,000	UMBS, TBA, 5.500%, strike @ 100.16	CIT	09/07/23	17,500	(18,238)	(738)
USD	250,325,000	2,500,000	UMBS, TBA, 5.500%, strike @ 100.13	MSCI	09/07/23	5,859	(6,738)	(879)
USD	283,325,000	3,000,000	UMBS, TBA, 4.00%, strike @ 94.44	BOA	09/07/23	12,656	(13,259)	(603)
USD	141,720,000	1,500,000	UMBS, TBA, 4.00%, strike @ 94.48	BOA	09/07/23	6,562	(6,397)	165
Total						$83,730	$(79,514)	$4,216
			Put options
USD	719,100,000	7,500,000	UMBS, TBA, 4.500%, strike @ 95.88	CIT	08/07/23	$44,531	$(28,058)	$16,473
USD	140,130,000	1,500,000	UMBS, TBA, 4.000%, strike @ 93.42	BOA	08/07/23	3,575	(5,876)	(2,301)
USD	185,600,000	2,000,000	UMBS, TBA, 4.000%, strike @ 92.80	MSCI	08/07/23	4,453	(3,329)	1,124
USD	882,450,000	9,000,000	UMBS, TBA, 4.500%, strike @ 98.05	JPMCB	09/07/23	26,719	(14,618)	12,101
USD	687,120,000	7,000,000	UMBS, TBA, 5.500%, strike @ 98.16	CIT	09/07/23	20,781	(12,683)	8,098
USD	245,325,000	2,500,000	UMBS, TBA, 5.500%, strike @ 98.13	MSCI	09/07/23	7,813	(4,391)	3,422
USD	184,180,000	2,000,000	UMBS, TBA, 4.000%, strike @ 92.09	BOA	09/07/23	10,937	(6,902)	4,035
Total						$118,809	$(75,857)	$42,952
Total options written						$202,539	$(155,371)	$47,168

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	15,500	15,500,000	1 Year USD SOFR Interest Rate Swap, strike @ 4.600%, terminating 02/05/25	DB	Pay	02/01/24	$17,050	$(74,743)	$(57,693)
USD	14,000	14,000,000	1 Year USD SOFR Interest Rate Swap, strike @ 4.600%, terminating 02/05/25	GS	Pay	02/01/24	13,020	(67,509)	(54,489)
USD	2,300	2,300,000	7 Year USD SOFR Interest Rate Swap, strike @ 4.450%, terminating 09/11/30	GSI	Pay	09/07/23	9,200	(7,146)	2,054
USD	1,400	1,400,000	7 Year USD SOFR Interest Rate Swap, strike @ 4.183%, terminating 09/11/30	BOA	Pay	09/07/23	3,920	(2,400)	1,520
USD	1,400	1,400,000	7 Year USD SOFR Interest Rate Swap, strike @ 4.150%, terminating 09/11/30	GSI	Pay	09/06/23	6,300	(2,641)	3,659
USD	1,500	1,500,000	SOFR Index, strike @ 4.185%, terminating 10/05/23	BOA	Pay	10/05/23	5,438	(5,181)	257
USD	2,200	2,200,000	SOFR Index, strike @4.123% expires 10/04/23 terminating 10/06/30	BOA	Pay	10/04/23	10,009	(9,093)	916
USD	1,300	1,300,000	7 Year USD SOFR Interest Rate Swap, strike @ 4.145% expires 10/05/23 terminating 10/10/30	BOA	Pay	10/05/23	5,200	(5,080)	120
USD	3,000	3,000,000	7 Year USD SOFR Interest Rate Swap, strike @ 4.135% expires 10/05/23 terminating 10/10/30	GSI	Pay	10/05/23	12,525	(12,087)	438
Total swaptions written							$82,662	$(185,880)	$(103,218)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
74	USD	3 Month SOFR Futures	December 2023	$17,557,464	$17,499,150	$(58,314)
381	USD	3 Month SOFR Futures	June 2024	90,473,738	90,335,100	(138,638)
U.S. Treasury futures buy contracts:
148	USD	U.S. Treasury Note 10 Year Futures	September 2023	$16,901,116	$16,488,125	$(412,991)
1	USD	U.S. Treasury Note 5 Year Futures	September 2023	109,205	106,820	(2,385)
Total				$125,041,523	$124,429,195	$(612,328)
Interest rate futures sell contracts:
37	USD	3 Month SOFR Futures	March 2024	$(8,807,932)	$(8,752,812)	$55,120
418	USD	3 Month SOFR Futures	September 2024	(99,687,198)	(99,442,200)	244,998
Total				$(108,495,130)	$(108,195,012)	$300,118
Net unrealized appreciation (depreciation)						$(312,210)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the portfolio[8]	Payments received by the portfolio[8]	Value	Unrealized appreciation (depreciation)
USD	3,400	04/17/25	Annual	3.750%	12 Month SOFR	$(80,982)	$(80,982)
USD	3,400	04/18/25	Annual	3.750	12 Month SOFR	(80,947)	(80,947)
USD	6,600	04/24/25	Annual	4.000	12 Month SOFR	(124,416)	(124,416)
USD	3,600	04/25/25	Annual	4.000	12 Month SOFR	(67,766)	(67,766)
USD	18,600	06/21/25	Annual	12 Month SOFR	3.750%	398,127	235,290
USD	1,700	06/21/26	Annual	12 Month SOFR	3.500	45,543	45,804
USD	3,000	12/21/27	Annual	12 Month SOFR	2.000	297,051	112,096
USD	17,500	06/15/29	Annual	1.750	12 Month SOFR	(2,019,380)	(913,466)
USD	2,300	11/09/29	Annual	12 Month SOFR	3.205	106,564	106,564
USD	2,300	11/09/29	Annual	12 Month SOFR	3.218	104,773	104,773
USD	2,400	11/09/29	Annual	12 Month SOFR	3.217	109,403	109,403
USD	1,300	12/21/29	Annual	12 Month SOFR	2.000	156,534	52,354
USD	1,400	03/08/30	Annual	12 Month SOFR	3.513	33,987	33,987
USD	1,400	03/08/30	Annual	12 Month SOFR	3.513	34,030	34,030
USD	500	03/08/30	Annual	12 Month SOFR	3.635	8,386	8,386
USD	2,900	04/10/30	Annual	3.560	12 Month SOFR	(58,319)	(58,319)
USD	2,900	05/08/30	Annual	3.560	12 Month SOFR	(54,895)	(54,895)
USD	400	05/08/30	Annual	3.550	12 Month SOFR	(7,908)	(7,908)
USD	6,400	06/21/30	Annual	12 Month SOFR	3.000	325,313	241,226
USD	350	07/10/30	Annual	3.740	12 Month SOFR	(1,704)	(1,704)
USD	7,000	12/20/30	Annual	12 Month SOFR	3.500	71,514	63,651
USD	1,400	06/08/32	Annual	12 Month SOFR	2.451	138,046	138,046
USD	7,100	06/15/32	Annual	12 Month SOFR	1.750	1,074,774	200,725
USD	500	06/15/32	Annual	12 Month SOFR	1.750	75,688	42,809
USD	4,000	06/15/32	Annual	12 Month SOFR	2.550	362,112	362,112
USD	17,400	07/08/32	Annual	12 Month SOFR	2.313	1,866,139	1,866,139
USD	2,300	09/16/32	Annual	12 Month SOFR	2.998	153,067	153,067
USD	5,500	10/06/32	Annual	12 Month SOFR	3.275	238,522	238,522
USD	7,700	11/09/32	Annual	12 Month SOFR	3.275	336,570	336,570
USD	8,000	11/28/32	Annual	12 Month SOFR	3.368	285,582	285,582
USD	600	12/21/32	Annual	12 Month SOFR	2.000	90,493	21,341
USD	1,400	03/08/33	Annual	12 Month SOFR	3.453	36,759	36,759
USD	3,100	03/08/33	Annual	12 Month SOFR	3.505	67,770	67,770
USD	1,000	03/08/33	Annual	3.510	12 Month SOFR	(21,443)	(21,443)
USD	700	06/08/33	Annual	12 Month SOFR	3.260	27,007	27,007
USD	28,075	06/21/33	Annual	3.000	12 Month SOFR	(1,670,617)	(647,354)
USD	1,300	12/20/33	Annual	12 Month SOFR	3.500	11,159	21,793
USD	8,900	08/04/23	Quarterly	3 Month SOFR	1.500	87,944	87,944
USD	27,000	09/03/23	Quarterly	3 Month SOFR	1.350	243,609	256,012
USD	27,000	03/03/25	Quarterly	3 Month SOFR	1.350	1,505,258	1,505,258
USD	8,900	05/04/25	Quarterly	3 Month SOFR	1.500	548,104	548,104
Total						$4,651,451	$5,283,924

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$15,417,243	$134,104	$15,551,347
Mortgage-backed securities	—	34,686,239	—	34,686,239
U.S. government agency obligations	—	336,477,665	—	336,477,665
Short-term investments	—	3,431,274	—	3,431,274
Short-term U.S. Treasury obligations	—	1,489,427	—	1,489,427
Options purchased	—	32,457	—	32,457
Swaptions purchased	—	1,219,426	—	1,219,426
Futures contracts	300,118	—	—	300,118
Swap agreements	—	8,839,828	—	8,839,828
Total	$300,118	$401,593,559	$134,104	$402,027,781
Liabilities
Investments sold short:
U.S. government agency obligations	$—	$(62,371,586)	$—	$(62,371,586)
Reverse repurchase agreements	—	(22,575,178)	—	(22,575,178)
Options written	—	(155,371)	—	(155,371)
Swaptions written	—	(185,880)	—	(185,880)
Futures contracts	(612,328)	—	—	(612,328)
Swap agreements	—	(4,188,377)	—	(4,188,377)
Total	$(612,328)	$(89,476,392)	$—	$(90,088,720)

At July 31, 2023, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Portfolio.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Floating or variable rate securities. The rates disclosed are as of July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $22,168,417, represented 10.9% of the Portfolios net assets at period end.

3  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Zero coupon bond.

6  Rates shown reflect yield at July 31, 2023.

7  Security, or portion thereof, pledged as collateral for investments sold short, reverse repurchase agreements, written options, futures and/or swap agreements.

8  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned -2.04% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Aggregate Bond Index (the "benchmark") returned -3.37%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments (unaudited)2

For the period from August 12, 2022 through July 31, 2023, when we managed the Portfolio, it outperformed the benchmark. The Portfolio's sector and credit ratings exposures had the largest impact on relative results. The Portfolio's overweights to stronger-performing sectors of the market, which included investment-grade corporate bonds, asset-backed securities (ABS), senior bank loans, and high-yield corporate bonds, were additive to performance. Security selection detracted modestly from results. Duration and yield curve impacts contributed to returns. This is because the Portfolio avoided agency mortgage- backed securities (MBS), which are prominent in the benchmark, and their durations extended as interest rates rose. Finally, the Portfolio's holdings of commercial mortgage-backed securities (CMBS) underperformed due to sector weakness and hindered performance.

The Portfolio's current composition reflects the amount of durable credits that we believe offer attractive yields. The Portfolio is emphasizing corporate debt, ABS, and CMBS. 83% of the Portfolio is rated investment-grade, while 17% is rated high-yield. Of the 17% rated high-yield, 15% is "double-B" rated and 2% is "single-B" rated. The Portfolio is deemphasizing U.S. Treasury instruments because of the breadth of opportunities our process uncovered. The Portfolio holds no agency MBS due to unattractive valuations. These factors result in a Portfolio yield that is higher than can be attained through investments in index alternatives.

Treasury futures are used to manage interest rate exposures when it is more efficient to do so using futures instead of cash bonds. Treasury futures positions are utilized to add or reduce exposures along the yield curve to minimize active differences that arise from our bottom-up investment process. The Portfolio utilized longer maturity U.S. Treasury bond futures contracts to gain exposures to longer duration interest rates, as our process led us away from longer duration credits due to unattractive valuations. Since the futures positions were initiated, they declined as longer-term interest rates rose and detracted from performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brown Brothers Harriman & Co. ("BBH") added effective August 12, 2022.

BlackRock terminated effective close of business August 12, 2022.

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

BlackRock (until August 2022): Akiva Dickstein and Harrison Segall

BBH: Andrew Hofer, Neil Hohman and Paul Kunz

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor seeks to achieve the Portfolio's investment objective by investing in a well-diversified portfolio of fixed income instruments.

PACE Intermediate Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.28)%	0.52%	0.87%
Class Y2	(2.04)	0.77	1.13
Class P3	(2.04)	0.77	1.13
After deducting maximum sales charge
Class A1	(5.91)	(0.24)	0.48
Bloomberg US Aggregate Bond Index[4]	(3.37)	0.75	1.50

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.14% and 0.86%; Class Y—1.08% and 0.61%; and Class P—0.92% and 0.61%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.86%; Class Y—0.61%; and Class P—0.61%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Bloomberg US Aggregate Bond Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Intermediate Fixed Income Investments

PACE Intermediate Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Characteristics
Weighted average duration	6.30 yrs.
Weighted average maturity	6.17 yrs.
Average coupon	5.71%
Top ten fixed income holdings
Regional Management Issuance Trust, 8.510% due 11/17/32	1.1%
Credit Acceptance Auto Loan Trust, 8.450% due 02/15/33	1.1
NMEF Funding LLC, 6.070% due 06/15/29	1.1
Oportun Issuance Trust, 8.533% due 01/08/30	1.1
T-Mobile U.S. Trust, 4.910% due 05/22/28	1.1
U.S. Treasury Bonds, 1.375% due 08/15/50	1.1
Swiss Re Finance Luxembourg SA, 5.000% due 04/02/49	1.1
SBA Tower Trust, 6.599% due 01/15/28	1.1
WMRK Commercial Mortgage Trust, 9.305% due 11/15/27	1.1
Aligned Data Centers Issuer LLC, 6.350% due 10/15/47	1.0
Total	10.9%
Top five issuer breakdown by country or territory of origin
United States	83.1%
United Kingdom	3.8
Canada	2.3
New Zealand	1.8
Bermuda	1.4
Total	92.4%
Asset allocation
Corporate bonds	53.3%
Asset-backed securities	23.1
Mortgage-backed securities	11.1
Loan assignments	7.1
U.S. Treasury obligations	1.1
Common stocks	1.0
Municipal bonds	0.4
Short-term investments	1.0
Investments of Cash Collateral from Securities Loaned	3.3
Cash equivalents and liabilities in excess of other assets	(1.4)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Asset-backed securities—23.1%
Adams Outdoor Advertising LP, Series 2023-1, Class A2, 6.970%, due 07/15/53[1]	$760,000	$759,534
Aligned Data Centers Issuer LLC, Series 2022-1A, Class A2, 6.350%, due 10/15/47[1]	2,300,000	2,272,041
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[1]	423,669	409,685
Avis Budget Rental Car Funding AESOP LLC, Series 2023-4A, Class A, 5.490%, due 06/20/29[1]	1,620,000	1,594,186
BHG Securitization Trust, Series 2022-C, Class B, 5.930%, due 10/17/35[1]	1,750,000	1,707,959
Capital One Multi-Asset Execution Trust, Series 2022-A2, Class A, 3.490%, due 05/15/27	1,189,000	1,150,928
CarMax Auto Owner Trust, Series 2022-2, Class A2A, 2.810%, due 05/15/25	111,836	111,232
CLI Funding VIII LLC, Series 2023-1A, Class A, 6.000%, due 06/18/48[1]	984,928	987,627
College Ave Student Loans LLC, Series 2021-A, Class A1, 1 mo. USD Term SOFR + 1.214%, 6.513%, due 07/25/51[1,2]	54,811	53,844
Series 2021-B, Class A2, 1.760%, due 06/25/52[1]	67,569	57,671
Series 2021-C, Class A1, 1 mo. USD Term SOFR + 1.014%, 6.313%, due 07/26/55[1,2]	211,363	204,516
Series 2021-C, Class B, 2.720%, due 07/26/55[1]	100,000	85,060
Series 2021-C, Class A2, 2.320%, due 07/26/55[1]	106,470	91,820
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.960%, due 02/15/30[1]	279,089	274,305
Series 2021-3A, Class A, 1.000%, due 05/15/30[1]	230,868	225,357
Series 2021-4, Class A, 1.260%, due 10/15/30[1]	395,000	379,398
Series 2022-1A, Class A, 4.600%, due 06/15/32[1]	495,000	483,382
Series 2022-3A, Class C, 8.450%, due 02/15/33[1]	2,300,000	2,362,270
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD Term SOFR + 0.594%, 5.893%, due 10/25/34[1,2]	3,825	3,843
DataBank Issuer, Series 2023-1A, Class A2, 5.116%, due 02/25/53[1]	995,000	915,039
	Face amount	Value
Asset-backed securities—(continued)
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, due 11/25/45[1]	$62,843	$54,297
Ford Credit Auto Lease Trust, Series 2022-A, Class A2A, 2.780%, due 10/15/24	92,655	92,445
FREED ABS Trust, Series 2022-4FP, Class B, 7.580%, due 12/18/29[1]	2,150,000	2,157,613
Golub Capital Partners ABS Funding Ltd., Series 2022-1A, Class A2B, 6.580%, due 07/22/30[1]	1,910,000	1,764,865
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A, 1.930%, due 07/20/48[1]	180,473	136,513
Series 2021-5CS, Class A, 2.310%, due 10/20/48[1]	101,050	76,940
Series 2022-3CS, Class A, 4.950%, due 07/20/49[1]	211,689	193,218
Lendmark Funding Trust, Series 2021-1A, Class A, 1.900%, due 11/20/31[1]	210,000	181,852
Mariner Finance Issuance Trust, Series 2021-AA, Class A, 1.860%, due 03/20/36[1]	180,000	159,013
Series 2022-AA, Class B, 7.200%, due 10/20/37[1]	1,830,000	1,830,625
MCF CLO Ltd., Series 2023-1A, Class C, 3 mo. USD SOFR + 4.200, 9.032%, due 04/15/35[1,2]	630,000	631,668
Monroe Capital ABS Funding II Ltd., Series 2023-1A, Class A1, 6.650%, due 04/22/33[1]	1,700,000	1,699,859
Mosaic Solar Loan Trust, Series 2022-1A, Class A, 2.640%, due 01/20/53[1]	168,230	142,841
Mosaic Solar Loans LLC, Series 2017-2A, Class C, 2.000%, due 06/22/43[1]	31,053	30,044
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD Term SOFR + 1.164%, 6.386%, due 12/15/59[1,2]	137,125	135,351
Series 2020-IA, Class B, 2.950%, due 04/15/69[1]	100,000	80,381
Series 2021-A, Class A, 0.840%, due 05/15/69[1]	57,282	49,651
Series 2021-DA, Class A, U.S. (Fed) Prime Rate - 1.990%, 6.260%, due 04/15/60[1,2]	282,882	263,236
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[1]	22,138	21,422
Nelnet Student Loan Trust, Series 2021-A, Class APT2, 1.360%, due 04/20/62[1]	419,516	372,854

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Asset-backed securities—(continued)
Series 2021-BA, Class AFL, 1 mo. USD Term SOFR + 0.894%, 6.149%, due 04/20/62[1,2]	$597,223	$587,058
Series 2021-CA, Class AFL, 1 mo. USD Term SOFR + 0.854%, 6.109%, due 04/20/62[1,2]	374,264	367,280
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, due 10/20/61[1]	1,150,000	985,983
NextGear Floorplan Master Owner Trust, Series 2023-1A, Class A2, 5.740%, due 03/15/28[1]	1,740,000	1,747,725
NFAS2 LLC, Series 2022-1, Class B, 7.590%, due 09/15/28[1]	1,090,000	1,064,158
NMEF Funding LLC, Series 2022-B, Class A2, 6.070%, due 06/15/29[1]	2,309,467	2,292,626
OneMain Financial Issuance Trust, Series 2022-3A, Class A, 5.940%, due 05/15/34[1]	1,610,000	1,601,340
Oportun Issuance Trust, Series 2022-3, Class B, 8.533%, due 01/08/30[1]	2,290,000	2,291,643
Oxford Finance Funding Trust, Series 2023-1A, Class B, 7.879%, due 02/15/31[1]	1,970,000	1,926,907
Prodigy Finance Ltd., Series 2021-1A, Class A, 1 mo. USD Term SOFR + 1.364%, 6.663%, due 07/25/51[1,2]	148,767	146,891
Regional Management Issuance Trust, Series 2021-2, Class A, 1.900%, due 08/15/33[1]	245,000	210,324
Series 2022-2B, Class B, 8.510%, due 11/17/32[1]	2,360,000	2,388,901
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.690%, due 03/17/31	2,200,000	2,236,995
Sesac Finance LLC, Series 2019-1A2, Class A2, 5.216%, due 07/25/49[1]	115,200	107,686
SLM Private Education Loan Trust, Series 2010-C, Class A5, 1 mo. USD Term SOFR + 4.864%, 10.086%, due 10/15/41[1,2]	363,740	380,041
SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD Term SOFR + 0.864%, 6.086%, due 10/15/35[1,2]	63,791	63,179
Series 2018-A, Class A2B, 1 mo. USD Term SOFR + 0.914%, 6.136%, due 02/15/36[1,2]	234,811	232,441
Series 2018-C, Class A2B, 1 mo. USD Term SOFR + 0.864%, 6.086%, due 11/15/35[1,2]	310,658	306,892
	Face amount	Value
Asset-backed securities—(concluded)
Series 2021-A, Class A2A1, 1 mo. USD Term SOFR + 0.844%, 6.066%, due 01/15/53[1,2]	$475,082	$463,828
Series 2021-A, Class B, 2.310%, due 01/15/53[1]	100,000	90,373
Series 2021-C, Class APT1, 1.390%, due 01/15/53[1]	150,868	130,445
SoFi Professional Loan Program LLC, Series 2018-A, Class A2B, 2.950%, due 02/25/42[1]	49,714	47,900
Series 2020-C, Class AFX, 1.950%, due 02/15/46[1]	89,018	79,738
Stack Infrastructure Issuer LLC, Series 2023-1A, Class A2, 5.900%, due 03/25/48[1]	740,000	715,412
Store Master Funding I-VII XIV XIX XX, Series 2021-1A, Class A1, 2.120%, due 06/20/51[1]	1,009,375	842,530
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.000%, due 06/25/53[1]	790,000	757,564
T-Mobile U.S. Trust, Series 2022-1A, Class A, 4.910%, due 05/22/28[1]	2,300,000	2,276,235
Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2, 6.316%, due 03/16/48[1]	1,070,000	1,041,910
Total asset-backed securities (cost—$50,260,316)		49,588,390
Corporate bonds—53.3%
Aerospace & defense—0.7%
Boeing Co. 3.250%, due 02/01/28	1,600,000	1,472,406
Agriculture—0.4%
Cargill, Inc. 5.125%, due 10/11/32[1]	810,000	818,028
Airlines—0.2%
Air Canada Pass-Through Trust Series 2017-1, Class AA, 3.300%, due 01/15/30[1]	41,664	36,521
American Airlines Pass-Through Trust Series 2016-3, Class AA, 3.000%, due 10/15/28	89,951	80,223
Series 2016-1, Class AA, 3.575%, due 01/15/28	46,682	42,933
Series 2017-1, Class AA, 3.650%, due 02/15/29	29,110	26,713
Delta Air Lines Pass-Through Trust Series 2020-1, Class AA, 2.000%, due 06/10/28	53,340	46,898
Series 2019-1, Class AA, 3.204%, due 04/25/24	101,000	99,158
United Airlines Pass-Through Trust Series 2019-2, Class AA, 2.700%, due 05/01/32	42,950	35,952

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Airlines—(concluded)
Series 2015-1, Class AA, 3.450%, due 12/01/27	$31,092	$28,570
Series 2018-1, Class AA, 3.500%, due 03/01/30	15,687	14,166
Series 2019-1, Class AA, 4.150%, due 08/25/31	56,256	51,536
		462,670
Auto manufacturers—0.9%
Ford Motor Credit Co. LLC 7.350%, due 03/06/30	1,310,000	1,356,134
General Motors Financial Co., Inc. 5.850%, due 04/06/30	665,000	664,061
		2,020,195
Banks—15.7%
ASB Bank Ltd. (fixed, converts to FRN on 06/17/27), 5.284%, due 06/17/32[1,2]	1,500,000	1,448,528
5.398%, due 11/29/27[1]	1,260,000	1,260,627
Bank of America Corp. (fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28[2]	840,000	793,648
Bank of New York Mellon Corp. (fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28[2]	1,400,000	1,319,552
Bank of New Zealand 4.846%, due 02/07/28[1]	1,075,000	1,052,122
Canadian Imperial Bank of Commerce 3.450%, due 04/07/27	1,400,000	1,314,535
Citigroup, Inc. (fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31[2]	1,198,000	999,778
(fixed, converts to FRN on 03/31/30), 4.412%, due 03/31/31[2]	1,310,000	1,231,263
Comerica Bank 4.000%, due 07/27/25	800,000	751,299
(fixed, converts to FRN on 08/25/32), 5.332%, due 08/25/33[2]	1,280,000	1,112,737
DNB Bank ASA (fixed, converts to FRN on 10/09/25), 5.896%, due 10/09/26[1,2]	1,175,000	1,176,309
Fifth Third Bancorp (fixed, converts to FRN on 07/28/29), 4.772%, due 07/28/30[2]	25,000	23,523
(fixed, converts to FRN on 10/27/27), 6.361%, due 10/27/28[2]	1,885,000	1,914,003
HSBC Holdings PLC (fixed, converts to FRN on 06/04/30), 2.848%, due 06/04/31[2]	1,800,000	1,504,316
(fixed, converts to FRN on 11/03/27), 7.390%, due 11/03/28[2]	905,000	955,857
Huntington Bancshares, Inc. (fixed, converts to FRN on 08/04/27), 4.443%, due 08/04/28[2]	647,000	612,680
	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
Huntington National Bank 5.650%, due 01/10/30	$1,240,000	$1,217,238
ING Groep NV (fixed, converts to FRN on 03/28/25), 3.869%, due 03/28/26[2]	1,400,000	1,351,543
JPMorgan Chase & Co. (fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28[2]	793,000	751,651
KeyBank NA 5.850%, due 11/15/27	1,080,000	1,058,815
Lloyds Banking Group PLC (fixed, converts to FRN on 03/18/27), 3.750%, due 03/18/28[2]	1,420,000	1,320,911
(fixed, converts to FRN on 11/15/32), 7.953%, due 11/15/33[2]	610,000	665,125
Morgan Stanley (fixed, converts to FRN on 10/18/32), 6.342%, due 10/18/33[2]	885,000	940,999
NatWest Group PLC (fixed, converts to FRN on 11/10/25), 7.472%, due 11/10/26[2]	1,030,000	1,062,263
Royal Bank of Canada 6.000%, due 11/01/27	1,295,000	1,332,661
Santander Holdings USA, Inc. (fixed, converts to FRN on 09/09/25), 5.807%, due 09/09/26[2]	855,000	849,253
(fixed, converts to FRN on 03/09/28), 6.499%, due 03/09/29[2]	755,000	758,298
State Street Corp. (fixed, converts to FRN on 11/04/27), 5.820%, due 11/04/28[2]	555,000	566,556
Svenska Handelsbanken AB 3.950%, due 06/10/27[1]	1,400,000	1,331,576
Truist Financial Corp. (fixed, converts to FRN on 06/06/27), 4.123%, due 06/06/28[2]	1,370,000	1,298,057
(fixed, converts to FRN on 10/28/32), 6.123%, due 10/28/33[2]	580,000	594,592
Wells Fargo & Co. (fixed, converts to FRN on 03/02/32), 3.350%, due 03/02/33[2]	1,525,000	1,305,575
		33,875,890
Beverages—0.4%
Brown-Forman Corp. 4.750%, due 04/15/33	900,000	901,459
Commercial services—0.7%
Ashtead Capital, Inc. 5.500%, due 08/11/32[1]	1,500,000	1,453,231
Diversified financial services—2.8%
Aviation Capital Group LLC 3.500%, due 11/01/27[1]	750,000	675,937
Avolon Holdings Funding Ltd. 5.500%, due 01/15/26[1]	1,500,000	1,461,807

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Capital One Financial Corp. (fixed, converts to FRN on 05/10/27), 4.927%, due 05/10/28[2]	$1,400,000	$1,345,372
(fixed, converts to FRN on 05/10/32), 5.268%, due 05/10/33[2,3]	164,000	156,224
Credit Acceptance Corp. 6.625%, due 03/15/26[3]	1,150,000	1,128,516
Oxford Finance LLC/ Oxford Finance Co.-Issuer II, Inc. 6.375%, due 02/01/27[1]	1,250,000	1,167,245
		5,935,101
Electric—3.2%
Atlantica Sustainable Infrastructure PLC 4.125%, due 06/15/28[1]	1,110,000	1,004,975
Duke Energy Florida LLC 5.950%, due 11/15/52	880,000	949,116
Duke Energy Ohio, Inc. 5.650%, due 04/01/53	590,000	606,248
Edison International Series A, (fixed, converts to FRN on 03/15/26), 5.375%, due 03/15/26[2,4]	1,360,000	1,206,971
MidAmerican Energy Co. 3.650%, due 04/15/29	204,000	190,423
Nevada Power Co. Series GG, 5.900%, due 05/01/53	935,000	958,209
Public Service Electric & Gas Co. 3.100%, due 03/15/32	1,465,000	1,280,557
Southern California Edison Co. 5.950%, due 11/01/32	585,000	613,698
		6,810,197
Healthcare-products—0.4%
Medtronic Global Holdings SCA 4.500%, due 03/30/33	950,000	926,925
Healthcare-services—0.9%
CommonSpirit Health 6.073%, due 11/01/27	965,000	981,552
Sutter Health Series 20A, 2.294%, due 08/15/30	20,000	16,558
5.164%, due 08/15/33	890,000	883,985
		1,882,095
Housewares—0.4%
Newell Brands, Inc. 6.375%, due 09/15/27[3]	995,000	978,831
Insurance—11.6%
Athene Global Funding 2.550%, due 06/29/25[1]	1,600,000	1,494,135
Athene Holding Ltd. 6.650%, due 02/01/33	1,175,000	1,197,843
Corebridge Financial, Inc. (fixed, converts to FRN on 12/15/27), 6.875%, due 12/15/52[2]	1,280,000	1,249,102
	Face amount	Value
Corporate bonds—(continued)
Insurance—(concluded)
Enstar Finance LLC (fixed, converts to FRN on 01/15/27), 5.500%, due 01/15/42[2]	$1,500,000	$1,164,421
Enstar Group Ltd. 4.950%, due 06/01/29	1,400,000	1,306,900
F&G Annuities & Life, Inc. 7.400%, due 01/13/28[1]	2,110,000	2,118,244
Fairfax Financial Holdings Ltd. 5.625%, due 08/16/32	1,400,000	1,363,961
First American Financial Corp. 2.400%, due 08/15/31	1,240,000	943,437
Global Atlantic Fin Co. 7.950%, due 06/15/33[1]	1,065,000	1,067,076
Intact Financial Corp. 5.459%, due 09/22/32[1]	915,000	905,678
Metropolitan Life Global Funding I 4.300%, due 08/25/29[1]	1,690,000	1,607,363
Protective Life Global Funding 3.218%, due 03/28/25[1]	1,400,000	1,338,456
Reinsurance Group of America, Inc. 6.000%, due 09/15/33	1,125,000	1,138,253
RenaissanceRe Holdings Ltd. 3.600%, due 04/15/29	1,440,000	1,296,179
5.750%, due 06/05/33	1,645,000	1,622,677
Stewart Information Services Corp. 3.600%, due 11/15/31	1,700,000	1,295,520
Swiss Re Finance Luxembourg SA (fixed, converts to FRN on 04/02/29), 5.000%, due 04/02/49[1,2]	2,600,000	2,486,250
Teachers Insurance & Annuity Association of America 4.900%, due 09/15/44[1]	1,500,000	1,362,250
		24,957,745
Investment companies—0.7%
Blackstone Private Credit Fund 2.350%, due 11/22/24	650,000	613,768
3.250%, due 03/15/27	209,000	181,961
Blue Owl Credit Income Corp. 7.750%, due 09/16/27[1]	710,000	708,337
		1,504,066
Media—0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, due 03/01/31[1]	1,005,000	999,274
Packaging & containers—0.3%
Amcor Finance USA, Inc. 5.625%, due 05/26/33	735,000	733,972
Pharmaceuticals—1.2%
Elanco Animal Health, Inc. 6.650%, due 08/28/28[3]	1,255,000	1,238,396
Pfizer Investment Enterprises Pte. Ltd. 4.650%, due 05/19/30	875,000	866,122

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Teva Pharmaceutical Finance Netherlands III BV 7.875%, due 09/15/29	$559,000	$579,415
		2,683,933
Pipelines—3.3%
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 7.375%, due 02/01/31[1]	1,160,000	1,157,056
Energy Transfer LP Series A, (fixed, converts to FRN on 02/15/23), 9.349%, due 08/16/23[2,4]	2,420,000	2,190,111
EnLink Midstream LLC 6.500%, due 09/01/30[1]	1,115,000	1,122,282
Harvest Midstream I LP 7.500%, due 09/01/28[1]	1,205,000	1,184,258
Hess Midstream Operations LP 5.500%, due 10/15/30[1]	1,500,000	1,410,000
		7,063,707
Real estate investment trusts—5.9%
Arbor Realty SR, Inc. Series QIB, 8.500%, due 10/15/27[1]	1,790,000	1,731,264
Blackstone Mortgage Trust, Inc. 3.750%, due 01/15/27[1,3]	2,635,000	2,265,647
Extra Space Storage LP 5.500%, due 07/01/30	1,055,000	1,053,712
5.700%, due 04/01/28	460,000	462,562
Federal Realty OP LP 5.375%, due 05/01/28	905,000	893,248
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, due 06/15/26[1]	1,515,000	1,368,383
Realty Income Corp. 4.850%, due 03/15/30	500,000	485,804
Rexford Industrial Realty LP 5.000%, due 06/15/28	860,000	840,296
SBA Tower Trust 6.599%, due 01/15/28[1]	2,300,000	2,333,013
Scentre Group Trust 1/Scentre Group Trust 2 4.375%, due 05/28/30[1]	1,363,000	1,277,443
		12,711,372
Retail—0.6%
Nordstrom, Inc. 4.375%, due 04/01/30	1,475,000	1,244,177
Semiconductors—1.1%
ams-OSRAM AG 7.000%, due 07/31/25[1]	1,265,000	1,110,037
Intel Corp. 5.700%, due 02/10/53	1,145,000	1,167,392
		2,277,429
Telecommunications—0.6%
Connect Finco Sarl/Connect U.S. Finco LLC 6.750%, due 10/01/26[1]	1,255,000	1,203,192
	Face amount	Value
Corporate bonds—(concluded)
Trucking & leasing—0.8%
Penske Truck Leasing Co. LP/PTL Finance Corp. 5.550%, due 05/01/28[1]	$570,000	$561,176
5.700%, due 02/01/28[1]	760,000	752,377
6.050%, due 08/01/28[1]	505,000	506,484
		1,820,037
Total corporate bonds (cost—$115,830,802)		114,735,932
Loan assignments—7.1%
Chemicals—0.2%
INEOS Enterprises Holdings US Finco LLC 3 mo. USD Term SOFR + 3.750%, 9.127%, due 06/23/30[2]	520,000	511,878
Commercial services—1.0%
MPH Acquisition Holdings LLC 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%, 9.726%, due 09/01/28[2]	1,290,152	1,211,491
Verscend Holding Corp. 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%, 9.433%, due 08/27/25[2]	843,544	842,136
		2,053,627
Diversified financial services—0.5%
LendingTree, Inc. 1 mo. USD LIBOR + 3.750%, 9.183%, due 09/15/28[2]	1,238,744	1,017,839
Environmental control—0.5%
MIP V Waste Holdings LLC 1 mo. USD LIBOR + 3.250%, 8.683%, due 12/08/28[2]	1,132,134	1,109,491
Health care products—1.5%
Medline Borrower LP USD Term Loan B, 1 mo. USD Term SOFR + 3.250%, 8.683%, due 10/23/28[2]	1,230,653	1,217,227
Sotera Health Holdings LLC 6 mo. USD SOFR + 3.750%, 8.816%, due 12/11/26[2]	1,900,000	1,897,625
		3,114,852
Pharmaceuticals—0.5%
Jazz Financing Lux S.a.r.l. USD Term Loan, 1 mo. USD LIBOR + 3.500%, 8.933%, due 05/05/28[2]	1,179,980	1,178,505
Pipelines—1.1%
AL NGPL Holdings LLC 3 mo. USD Term SOFR + 3.750%, 9.293%, due 04/13/28[2]	1,195,000	1,193,506
UGI Energy Services LLC 1 mo. USD Term SOFR + 3.250%, 8.669%, due 02/22/30[2]	1,176,028	1,172,065
		2,365,571

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Loan assignments—(concluded)
Real estate investment trusts—0.4%
Starwood Property Trust, Inc. 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%, 8.569%, due 11/18/27[2]	$761,175	$756,897
Software—0.5%
CDK Global, Inc. 2022 USD Term Loan B, 3 mo. USD Term SOFR + 4.250%, 9.492%, due 07/06/29[2]	1,144,250	1,144,204
Telecommunications—0.9%
CenturyLink, Inc. 2020 Term Loan A, 1 mo. USD Term SOFR + 2.000%, 7.433%, due 01/31/25[2]	1,043,317	922,470
Iridium Satellite LLC 1 Month CME Term SOFR Rates, 0.000%, due 11/04/26[2]	1,091,990	1,090,777
		2,013,247
Total loan assignments (cost—$15,388,628)		15,266,111
Mortgage-backed securities—11.1%
Arbor Multifamily Mortgage Securities Trust Series 2020-MF1, Class A5, 2.756%, due 05/15/53[1]	465,000	398,013
Bank Series 2022-BNK42, Class A5, 4.493%, due 06/15/55[2]	220,000	207,790
Barclays Commercial Mortgage Trust Series 2019-C3, Class B, 4.096%, due 05/15/52	90,000	75,910
Benchmark Mortgage Trust Series 2019-B15, Class B, 3.564%, due 12/15/72	210,000	160,598
Series 2019-B15, Class C, 3.721%, due 12/15/72[2]	111,000	77,930
Series 2022-B35, Class A5, 4.445%, due 05/15/55[2]	270,000	248,579
BX Commercial Mortgage Trust Series 2021-XL2, Class A, 1 mo. USD Term SOFR + 0.803%, 6.025%, due 10/15/38[1,2]	246,308	240,753
Series 2019-XL, Class A, 1 mo. USD SOFR + 1.034%, 6.256%, due 10/15/36[1,2]	262,637	261,722
Series 2021-CIP, Class A, 1 mo. USD Term SOFR + 1.035%, 6.258%, due 12/15/38[1,2]	215,000	210,691
BX Trust Series 2021-ARIA, Class A, 1 mo. USD Term SOFR + 1.014%, 6.236%, due 10/15/36[1,2]	535,000	520,348
Series 2022-CLS, Class B, 6.300%, due 10/13/27[1]	2,020,000	1,912,283
Series 2022-GPA, Class B, 1 mo. USD SOFR + 2.664%, 7.886%, due 10/15/39[1,2]	1,000,000	998,747
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2022-GPA, Class C, 1 mo. USD SOFR + 3.213%, 8.435%, due 10/15/39[1,2]	$950,000	$947,620
Cantor Commercial Real Estate Lending Series 2019-CF3, Class B, 3.500%, due 01/15/53[2]	101,000	78,166
CD Mortgage Trust Series 2017-CD3, Class A4, 3.631%, due 02/10/50	300,000	270,797
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class B, 6.360%, due 07/10/28[1,2]	880,000	874,310
Cold Storage Trust Series 2020-ICE5, Class A, 1 mo. USD Term SOFR + 1.014%, 6.236%, due 11/15/37[1,2]	530,815	524,823
COMM Mortgage Trust Series 2015-CR25, Class A3, 3.505%, due 08/10/48	229,494	218,712
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	142,097
Crso Trust Brnd 7.913%, due 07/10/28[2]	880,000	888,689
Extended Stay America Trust Series 2021-ESH, Class A, 1 mo. USD Term SOFR + 1.194%, 6.417%, due 07/15/38[1,2]	393,938	389,495
FHLMC Multifamily Structured Pass-Through Certificates Series K121, Class X1, 1.023%, due 10/25/30[2]	1,185,108	66,114
Series K038, Class X1, 1.075%, due 03/25/24[2]	2,255,897	9,735
Series KL06, Class XFX, 1.364%, due 12/25/29[2]	720,000	42,413
Series K142, Class A2, 2.400%, due 03/25/32	385,000	323,888
Series K144, Class A2, 2.450%, due 04/25/32	270,000	227,717
Series K145, Class A2, 2.580%, due 05/25/32	605,000	515,208
Series KC02, Class A2, 3.370%, due 07/25/25	534,548	514,614
FHLMC Multifamily WI Certificates Series K146, Class A2, 2.920%, due 07/25/32	170,000	148,799
FNMA Aces Series 2022-M5, Class A3, 2.361%, due 01/01/34[2]	325,000	263,798
FRESB Mortgage Trust Series 2019-SB60, Class A10H, 3.500%, due 01/25/39[2]	179,836	164,126
GS Mortgage Securities Corp. Trust Series 2022-SHIP, Class A, 1 mo. USD SOFR + 0.731%, 5.953%, due 08/15/36[1,2]	320,000	318,488

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Mortgage-backed securities—(concluded)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2021-MHC, Class A, 1 mo. USD Term SOFR + 0.914%, 6.137%, due 04/15/38[1,2]	$85,041	$84,107
Series 2022-ACB, Class A, 30 day USD SOFR Average + 1.400%, 6.468%, due 03/15/39[1,2]	360,000	356,391
MF1 Trust Series 2021-W10, Class A, 1 mo. USD SOFR + 1.070%, 6.292%, due 12/15/34[1,2]	100,000	97,714
Series 2021-W10, Class B, 1 mo. USD SOFR + 1.370%, 6.592%, due 12/15/34[1,2]	370,000	356,096
Morgan Stanley Capital I Trust Series 2015-MS1, Class A4, 3.779%, due 05/15/48[2]	520,000	494,654
Series 2018-SUN, Class A, 1 mo. USD Term SOFR + 1.014%, 6.487%, due 07/15/35[1,2]	290,000	288,180
MTN Commercial Mortgage Trust Series 2022-LPFL, Class A, 1 mo. USD SOFR + 1.397%, 6.619%, due 03/15/39[1,2]	2,000,000	1,967,132
OAKST Commercial Mortgage Trust Series 2023-NLP, Class A, 6.095%, due 03/15/40[1,2]	2,050,000	2,035,185
One Bryant Park Trust Series 2019-OBP, Class A, 2.516%, due 09/15/54[1]	2,300,000	1,874,079
SCOTT Trust Series 2023-SFS, Class A, 5.910%, due 03/15/40[1]	870,000	857,752
Taubman Centers Commercial Mortgage Trust Series 2022-DPM, Class A, 1 mo. USD SOFR + 2.186%, 7.408%, due 05/15/37[1,2]	260,000	253,119
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class A, 1 mo. USD Term SOFR + 1.164%, 6.311%, due 11/11/34[1,2]	81,008	80,154
Wells Fargo Commercial Mortgage Trust Series 2018-C46, Class A4, 4.152%, due 08/15/51	135,000	126,584
Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	418,543
WMRK Commercial Mortgage Trust Series 2022-WMRK, Class C, 1 mo. USD SOFR + 4.083%, 9.305%, due 11/15/27[1,2]	2,330,000	2,319,779
Total mortgage-backed securities (cost—$24,633,183)		23,852,442
	Face amount	Value
Municipal bonds—0.4%
California—0.1%
Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds 6.574%, due 07/01/45	$145,000	$171,114
State of California, GO Bonds 7.550%, due 04/01/39	70,000	87,054
		258,168
Michigan—0.0%†
University of Michigan, Revenue Bonds, Series B, 3.504%, due 04/01/52	93,000	73,021
Minnesota—0.0%†
University of Minnesota, Revenue Bonds 4.048%, due 04/01/52	78,000	68,172
New Jersey—0.1%
New Jersey Transportation Trust Fund Authority, Build America Bonds, Revenue Bonds, Series B, 6.561%, due 12/15/40	105,000	117,541
New Jersey Turnpike Authority, Taxable Refunding, Revenue Bonds, Series B, 2.782%, due 01/01/40	25,000	18,324
		135,865
New York—0.1%
New York State Dormitory Authority, Personal Income Tax, Refunding, Revenue Bonds Series C, 2.052%, due 03/15/30	120,000	100,682
Series C, 2.152%, due 03/15/31	165,000	135,807
		236,489
Texas—0.1%
City of Houston TX, GO Bonds 3.961%, due 03/01/47	85,000	73,692
State of Texas, Public Finance Authority, Taxable Refunding, GO Bonds, Series B, 2.754%, due 10/01/41	50,000	36,306
		109,998
Total municipal bonds (cost—$1,045,074)		881,713
U.S. Treasury obligations—1.1%
U.S. Treasury Bonds, 1.375%, due 08/15/50 (cost—$2,693,211)	4,250,000	2,394,941

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—1.0%
Mortgage real estate investment—1.0%
Ellington Financial, Inc.,Series C2,4 (cost—$2,335,000)	93,400	$2,120,180
Short-term investments—1.0%
Investment companies—0.1%
State Street Institutional U.S. Government Money Market Fund, 5.190%[5] (cost—$171,044)	171,044	171,044
Short-term U.S. Treasury obligations—0.9%
U.S. Treasury Bills 4.784% due 10/05/23[5]	275,000	272,389
4.972% due 10/12/23[5]	1,700,000	1,682,073
Total short-term U.S. Treasury obligations (cost—$1,956,407)		1,954,462
Total short-term investments (cost—$2,127,451)		2,125,506
	Number of shares	Value
Investment of cash collateral from securities loaned—3.3%
Money market funds—3.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[5] (cost—$7,150,413)	7,150,413	$7,150,413
Total investments (cost—$221,464,078)—101.4%		218,115,628
Liabilities in excess of other assets—(1.4)%		(3,003,818)
Net assets—100.0%		$215,111,810

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
71	USD	U.S. Long Bond Futures	September 2023	$8,959,318	$8,835,062	$(124,256)
123	USD	U.S. Treasury Note 10 Year Futures	September 2023	14,052,059	13,702,969	(349,090)
24	USD	U.S. Treasury Note 2 Year Futures	September 2023	4,945,330	4,872,750	(72,580)
144	USD	Ultra U.S. Treasury Bond Futures	September 2023	19,403,230	19,039,500	(363,730)
165	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2023	19,775,047	19,302,422	(472,625)
Total				$67,134,984	$65,752,703	$(1,382,281)
U.S. Treasury futures sell contracts:
213	USD	U.S. Treasury Note 5 Year Futures	September 2023	$(23,244,766)	$(22,752,727)	$492,039
Total				$(23,244,766)	$(22,752,727)	$492,039
Net unrealized appreciation (depreciation)						$(890,242)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$47,130,967	$2,457,423	$49,588,390
Corporate bonds	—	114,735,932	—	114,735,932
Loan assignments	—	15,266,111	—	15,266,111
Mortgage-backed securities	—	23,852,442	—	23,852,442
Municipal bonds	—	881,713	—	881,713
U.S. Treasury obligations	—	2,394,941	—	2,394,941
Common stocks	2,120,180	—	—	2,120,180
Short-term investments:
Investment companies	—	171,044	—	171,044
Short-term U.S. Treasury obligations	—	1,954,462	—	1,954,462
Investment of cash collateral from securities loaned	—	7,150,413	—	7,150,413
Futures contracts	492,039	—	—	492,039
Total	$2,612,219	$213,538,025	$2,457,423	$218,607,667
Liabilities
Futures contracts	$(1,382,281)	$—	$—	$(1,382,281)

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $109,120,352, represented 50.7% of the Portfolios net assets at period end.

2  Floating or variable rate securities. The rates disclosed are as of July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

3  Security, or portion thereof, was on loan at the period end.

4  Perpetual investment. Date shown reflects the next call date.

5  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned -0.97% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Government/Credit Index (the "benchmark") returned -2.88%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 47. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Sector and credit ratings exposures had the largest impact on results. Duration strategies were mostly positive contributors to relative returns. An average underweight duration position contributed to relative results as rates rose globally. (Duration measures a portfolio's sensitivity to interest rate changes.) Overweights to stronger-performing sectors of the market, which included investment-grade corporate bonds, asset-backed securities (ABS), senior bank loans, and high-yield corporate bonds, were additive to performance. Security selection and sector allocation within investment-grade corporate bonds was mixed but overall contributed to returns. Holdings in commercial mortgage-backed securities (CMBS) underperformed due to sector weakness and hindered performance. Lastly, overall currency strategies, specifically exposure to the Japanese yen and British pound, detracted from performance.

Overall, derivative usage was a detractor for performance during the period, primarily driven by derivatives used to manage interest rate and currency exposure. The Portfolio used a combination of government bond futures and interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for underlying securities. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of physical securities and were additive. The use of options to manage mortgage exposure of the Portfolio was neutral for performance. The use of currency forwards to manage currency exposure detracted from performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")
Brown Brothers Harriman & Co. ("BBH") added effective August 12, 2022.

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

PIMCO: Mohit Mittal, Michael Cudzil and Marc Seidner (since October 2022);

Neuberger Berman: Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia

BBH (since August 2022): Andrew Hofer, Neil Hohmann, Paul Kunz

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that

(continued on next page)

PACE Strategic Fixed Income Investments

Investment process
(concluded)

employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

• A strategy that seeks to invest in a diversified portfolio of fixed income instruments that are performing, durable, and available at an attractive valuation, including floating or variable rate debt instruments.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.30)%	1.16%	1.81%
Class Y2	(1.05)	1.43	2.05
Class P3	(0.97)	1.43	2.06
After deducting maximum sales charge
Class A1	(5.00)	0.39	1.42
Bloomberg US Government/Credit Index[4]	(2.88)	1.00	1.63

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—0.93% and 0.90%; Class Y—0.86% and 0.65%; and Class P—0.71% and 0.65%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.90%; Class Y—0.65%; and Class P—0.65%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Bloomberg US Government/Credit Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Strategic Fixed Income Investments

PACE Strategic Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Characteristics
Weighted average duration	6.12 yrs.
Weighted average maturity	7.50 yrs.
Average coupon	4.91%
Top ten fixed income holdings
U.S. Treasury Bonds, 3.625% due 02/15/53	2.4%
U.S. Treasury Bonds, 3.250% due 05/15/42	2.1
U.S. Treasury Notes, 2.625% due 07/31/29	1.7
U.S. Treasury Notes, 0.500% due 08/31/27	1.4
UMBS TBA, 5.500%	1.1
UMBS TBA, 3.500%	0.9
U.S. Treasury Bonds, 3.000% due 08/15/52	0.7
UMBS TBA, 4.000%	0.7
Regional Management Issuance Trust, 8.510% due 11/17/32	0.7
Swiss Re Finance Luxembourg SA, 5.000% due 04/02/49	0.7
Total	12.4%
Top five issuer breakdown by country or territory of origin
United States	90.6%
United Kingdom	3.8
Canada	1.6
New Zealand	1.0
Bermuda	0.9
Total	97.9%
Asset allocation
Corporate bonds	50.4%
Asset-backed securities	14.2
U.S. Treasury obligations	13.5
Mortgage-backed securities	9.3
U.S. government agency obligations	8.8
Loan assignments	4.3
Common stocks	0.6
Non-U.S. government agency obligations	0.6
Exchange traded funds	0.3
Municipal bonds	0.3
Short-term investments	2.2
Options and Swaptions Purchased	0.0 †
Cash equivalents and liabilities in excess of other assets	(4.5)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

†  Amount is less than 0.05% or (0.05%)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Asset-backed securities—14.2%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1, 1 mo. USD Term SOFR + 0.404%, 5.993%, due 07/25/34[2]	330,517	$316,375
Adams Outdoor Advertising LP, Series 2023-1, Class A2, 6.970%, due 07/15/53[3]	980,000	979,398
Aligned Data Centers Issuer LLC, Series 2022-1A, Class A2, 6.350%, due 10/15/47[3]	3,000,000	2,963,532
AM Capital Funding LLC, Series 2018-1A, Class A, 4.980%, due 12/15/23[3]	440,000	439,656
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.360%, due 03/20/26[3]	147,000	139,515
Series 2021-2A, Class B, 1.900%, due 02/20/28[3]	122,000	105,440
Series 2023-4A, Class A, 5.490%, due 06/20/29[3]	2,100,000	2,066,538
BHG Securitization Trust, Series 2022-C, Class B, 5.930%, due 10/17/35[3]	2,340,000	2,283,785
BPCRE Ltd., Series 2022-FL2, Class A, 1 mo. USD SOFR + 2.400%, 7.630%, due 01/16/37[2,3]	500,000	499,705
CHEC Loan Trust, Series 2004-2, Class M1, 1 mo. USD Term SOFR + 1.074%, 6.373%, due 06/25/34[2]	365,284	354,406
CLI Funding VIII LLC, Series 2023-1A, Class A, 6.000%, due 06/18/48[3]	1,250,859	1,254,286
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class C, 8.450%, due 02/15/33[3]	3,050,000	3,132,575
CyrusOne Data Centers Issuer I LLC, Series 2023-1A, Class A2, 4.300%, due 04/20/48[3]	260,000	233,915
DataBank Issuer, Series 2023-1A, Class A2, 5.116%, due 02/25/53[3,4]	1,285,000	1,181,734
Delta Funding Home Equity Loan Trust, Series 1999-3, Class A1A, 1 mo. USD Term SOFR + 0.934%, 6.156%, due 09/15/29[2]	28,653	27,423
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 1 mo. USD Term SOFR + 0.594%, 5.893%, due 10/25/36[2]	1,019,321	679,983
FREED ABS Trust, Series 2022-4FP, Class B, 7.580%, due 12/18/29[3]	2,850,000	2,860,092
	Face amount[1]	Value
Asset-backed securities—(continued)
FS Rialto Issuer LLC, Series 2022-FL4, Class A, 30 day USD SOFR Average + 1.900%, 6.968%, due 01/19/39[2,3]	800,000	$786,574
GLS Auto Receivables Issuer Trust, Series 2022-1A, Class A, 1.980%, due 08/15/25[3]	209,655	208,369
Golub Capital Partners ABS Funding Ltd., Series 2022-1A, Class A2B, 6.580%, due 07/22/30[3]	2,580,000	2,383,954
GSAMP Trust, Series 2006-HE4, Class A1, 1 mo. USD Term SOFR + 0.394%, 5.693%, due 06/25/36[2]	624,106	601,061
HGI CRE CLO Ltd., Series 2022-FL3, Class A,
30 day USD SOFR Average + 1.700%, 6.768%, due 04/20/37[2,3]	800,000	792,689
Hilton Grand Vacations Trust, Series 2022-1D, Class D, 6.790%, due 06/20/34[3]	78,324	74,087
Series 2022-2A, Class A, 4.300%, due 01/25/37[3]	95,136	90,972
KREF Ltd., Series 2022-FL3, Class A, 1 mo. USD SOFR + 1.450%, 6.696%, due 02/17/39[2,3]	600,000	593,303
LoanCore Issuer Ltd., Series 2021-CRE6, Class A, 1 mo. USD Term SOFR + 1.414%, 6.636%, due 11/15/38[2,3]	700,000	672,414
M360 Ltd., Series 2021-CRE3, Class A, 1 mo. USD Term SOFR + 1.614%, 6.906%, due 11/22/38[2,3]	700,000	685,223
Mariner Finance Issuance Trust, Series 2022-AA, Class B, 7.200%, due 10/20/37[3]	2,431,000	2,431,831
MCF CLO Ltd., Series 2023-1A, Class C, 3 mo. USD SOFR + 4.200, 9.032%, due 04/15/35[2,3]	820,000	822,170
MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.350%, due 10/20/52[3]	289,000	280,340
MF1 Ltd., Series 2022-FL8, Class A, 30 day USD SOFR Average + 1.350%, 6.418%, due 02/19/37[2,3]	600,000	591,249
Monroe Capital ABS Funding II Ltd., Series 2023-1A, Class A1, 6.650%, due 04/22/33[3]	2,170,000	2,169,820
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2, 1 mo. USD Term SOFR + 0.819%, 6.118%, due 12/25/34[2]	135,183	120,917

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Asset-backed securities—(continued)
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1, 1 mo. USD Term SOFR + 1.689%, 6.988%, due 11/25/32[2]	21,876	$21,853
MVW LLC, Series 2022-1A, Class B, 4.400%, due 11/21/39[3]	150,073	141,743
Navient Private Education Refi Loan Trust, Series 2021-BA, Class A, 0.940%, due 07/15/69[3]	52,641	45,478
Series 2021-EA, Class A, 0.970%, due 12/16/69[3]	91,403	77,376
Series 2021-FA, Class A, 1.110%, due 02/18/70[3]	541,452	455,499
Series 2021-GA, Class A, 1.580%, due 04/15/70[3]	201,955	173,577
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, due 10/20/61[3]	1,500,000	1,286,065
NextGear Floorplan Master Owner Trust, Series 2023-1A, Class A2, 5.740%, due 03/15/28[3]	2,250,000	2,259,989
NFAS2 LLC, Series 2022-1, Class B, 7.590%, due 09/15/28[3]	1,460,000	1,425,386
NMEF Funding LLC, Series 2022-B, Class A2, 6.070%, due 06/15/29[3]	3,085,758	3,063,256
OneMain Financial Issuance Trust, Series 2022-2A, Class A, 4.890%, due 10/14/34[3]	288,000	281,740
Series 2022-3A, Class A, 5.940%, due 05/15/34[3]	2,120,000	2,108,597
Oportun Issuance Trust, Series 2022-3, Class B, 8.533%, due 01/08/30[3]	3,040,000	3,042,181
Oxford Finance Funding Trust, Series 2023-1A, Class B, 7.879%, due 02/15/31[3]	2,560,000	2,504,001
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD Term SOFR + 0.744%, 6.043%, due 12/25/35[2]	176,575	174,924
Regional Management Issuance Trust, Series 2022-2B, Class B, 8.510%, due 11/17/32[3]	3,140,000	3,178,453
Santander Drive Auto Receivables Trust, Series 2022-7, Class C, 6.690%, due 03/17/31	3,000,000	3,050,448
Saxon Asset Securities Trust, Series 2004-1, Class M1, 1 mo. USD Term SOFR + 0.909%, 2.299%, due 03/25/35[2]	73,887	70,940
Series 2006-1, Class M1, 1 mo. USD Term SOFR + 0.579%, 5.878%, due 03/25/36[2]	860,312	815,526
	Face amount[1]	Value
Asset-backed securities—(concluded)
Sierra Timeshare Receivables Funding LLC, Series 2021-2A, Class C, 1.950%, due 09/20/38[3]	80,995	$73,303
Series 2021-2A, Class B, 1.800%, due 09/20/38[3]	34,320	31,935
Series 2022-2A, Class B, 5.040%, due 06/20/40[3]	151,011	146,116
Series 2023-2A, Class C, 7.300%, due 04/20/40[3]	131,000	131,112
Sofi Professional Loan Program LLC, Series 2019-C, Class BFX, 3.050%, due 11/16/48[3]	158,000	128,302
Stack Infrastructure Issuer LLC, Series 2023-1A, Class A2, 5.900%, due 03/25/48[3]	950,000	918,434
Store Master Funding I-VII XIV XIX XX, Series 2021-1A, Class A1, 2.120%, due 06/20/51[3]	1,355,729	1,131,634
Structured Asset Securities Corp., Series 2005-WF1, Class M1, 1 mo. USD Term SOFR + 0.774%, 6.073%, due 02/25/35[2]	26,741	26,720
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2001-SB1, Class A2, 3.375%, due 08/25/31	40,361	40,081
TAL Advantage VII LLC, Series 2020-1A, Class A, 2.050%, due 09/20/45[3]	70,250	61,745
TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.000%, due 06/25/53[3]	1,020,000	978,121
T-Mobile U.S. Trust, Series 2022-1A, Class A, 4.910%, due 05/22/28[3]	3,100,000	3,067,970
U.S. Small Business Administration, Series 2005-20H, Class 1, 5.110%, due 08/01/25	39,032	38,453
Series 2007-20D, Class 1, 5.320%, due 04/01/27	142,649	138,929
Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2, 6.316%, due 03/16/48[3]	1,370,000	1,334,034
VMC Finance LLC, Series 2022-FL5, Class A, 30 day USD SOFR Average + 1.900%, 6.968%, due 02/18/39[2,3]	800,000	782,141
Total asset-backed securities (cost—$66,303,410)		66,029,393
Corporate bonds—50.4%
Aerospace & defense—0.7%
Boeing Co. 2.750%, due 02/01/26[5]	300,000	281,007
3.250%, due 02/01/28	1,900,000	1,748,482
3.450%, due 11/01/28	200,000	182,911
5.805%, due 05/01/50	405,000	407,343
5.930%, due 05/01/60	100,000	99,880

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
L3Harris Technologies, Inc. 5.400%, due 01/15/27	55,000	$55,138
5.400%, due 07/31/33	110,000	110,760
5.600%, due 07/31/53	90,000	91,794
Lockheed Martin Corp. 5.700%, due 11/15/54	155,000	169,821
TransDigm, Inc. 6.250%, due 03/15/26[3]	95,000	94,489
6.375%, due 06/15/26	60,000	59,386
6.750%, due 08/15/28[3]	70,000	70,209
7.500%, due 03/15/27	35,000	34,986
		3,406,206
Agriculture—0.3%
BAT Capital Corp. 6.343%, due 08/02/30	200,000	200,000
Cargill, Inc. 5.125%, due 10/11/32[3]	1,085,000	1,095,753
Darling Ingredients, Inc. 6.000%, due 06/15/30[3]	15,000	14,775
		1,310,528
Airlines—0.3%
Air Canada 3.875%, due 08/15/26[3]	40,000	37,118
American Airlines Pass-Through Trust Series 2016-2, Class AA, 3.200%, due 06/15/28	209,100	188,175
Series 2015-2, Class AA, 3.600%, due 09/22/27	200,520	186,437
American Airlines, Inc. 7.250%, due 02/15/28[3,5]	25,000	24,820
11.750%, due 07/15/25[3]	45,000	49,596
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[3]	87,083	85,778
5.750%, due 04/20/29[3]	80,000	77,449
Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.000%, due 10/29/24	105,418	102,368
JetBlue Pass-Through Trust Series 2019-1, Class A, 2.950%, due 05/15/28	252,448	215,707
Spirit Airlines Pass-Through Trust Series 2018-1, 4.100%, due 04/01/28	58,738	54,352
United Airlines Holdings, Inc. 4.875%, due 01/15/25	25,000	24,313
5.000%, due 02/01/24[5]	25,000	24,752
United Airlines Pass-Through Trust Series 2012-1, Class A, 4.150%, due 04/11/24	152,344	150,232
United Airlines, Inc. 4.625%, due 04/15/29[3]	35,000	31,663
	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 9.500%, due 06/01/28[3,5]		70,000	$66,853
			1,319,613
Apparel—0.0%†
Crocs, Inc. 4.125%, due 08/15/31[3]		25,000	20,131
Auto manufacturers—1.3%
American Honda Finance Corp. Secured Overnight Financing Rate + 0.670%, 5.955%, due 01/10/25[2]		200,000	200,093
Daimler Truck Finance North America LLC 2.000%, due 12/14/26[3]		200,000	179,950
Secured Overnight Financing Rate + 0.750%, 5.968%, due 12/13/24[2,3]		200,000	199,692
Ford Motor Co. 3.250%, due 02/12/32		15,000	11,860
4.750%, due 01/15/43		75,000	58,678
5.291%, due 12/08/46		70,000	57,858
9.625%, due 04/22/30		50,000	58,356
Ford Motor Credit Co. LLC 3.375%, due 11/13/25		200,000	186,996
4.125%, due 08/17/27		5,000	4,575
4.389%, due 01/08/26		10,000	9,503
6.800%, due 05/12/28[5]		10,000	10,092
6.950%, due 03/06/26		80,000	80,789
7.350%, due 11/04/27		35,000	35,867
7.350%, due 03/06/30		1,690,000	1,749,516
General Motors Financial Co., Inc. 3.800%, due 04/07/25		260,000	252,427
5.850%, due 04/06/30[5]		855,000	853,792
Secured Overnight Financing Rate + 1.200%, 6.340%, due 11/17/23[2]		200,000	200,199
Hyundai Capital America 0.875%, due 06/14/24[3]		200,000	191,626
5.875%, due 04/07/25[3]		200,000	200,428
Nissan Motor Acceptance Co. LLC 2.000%, due 03/09/26[3]		100,000	89,395
2.750%, due 03/09/28[3]		200,000	170,492
Nissan Motor Co. Ltd. 3.522%, due 09/17/25[3]		200,000	188,805
4.810%, due 09/17/30[3,5]		200,000	180,554
Volkswagen Bank GmbH 2.500%, due 07/31/26[6]	EUR	700,000	731,705
Volkswagen Group of America Finance LLC 2.850%, due 09/26/24[3]		200,000	193,281
			6,096,529
Auto parts & equipment—0.1%
Adient Global Holdings Ltd. 4.875%, due 08/15/26[3]		35,000	33,603
8.250%, due 04/15/31[3]		20,000	20,560
Clarios Global LP 6.750%, due 05/15/25[3]		20,000	20,046

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Goodyear Tire & Rubber Co. 5.000%, due 05/31/26[5]	15,000	$14,573
5.000%, due 07/15/29[5]	50,000	46,105
5.250%, due 04/30/31[5]	55,000	49,868
IHO Verwaltungs GmbH 6.375% Cash or 7.125% PIK, 6.375%, due 05/15/29[3,7]	20,000	18,590
ZF North America Capital, Inc. 6.875%, due 04/14/28[3]	40,000	40,626
7.125%, due 04/14/30[3]	25,000	25,752
		269,723
Banks—14.3%
ABN AMRO Bank NV (fixed, converts to FRN on 03/13/32), 3.324%, due 03/13/37[2,3]	200,000	155,015
ASB Bank Ltd. (fixed, converts to FRN on 06/17/27), 5.284%, due 06/17/32[2,3]	1,700,000	1,641,665
5.398%, due 11/29/27[3]	1,680,000	1,680,836
Banco Santander SA 5.147%, due 08/18/25	200,000	197,341
(fixed, converts to FRN on 02/08/24), 7.500%, due 02/08/24[2,6,8]	200,000	193,500
Bank of America Corp. (fixed, converts to FRN on 02/04/24), 1.843%, due 02/04/25[2]	415,000	406,508
(fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31[2]	290,000	242,963
(fixed, converts to FRN on 04/29/30), 2.592%, due 04/29/31[2]	200,000	168,097
(fixed, converts to FRN on 02/04/32), 2.972%, due 02/04/33[2]	270,000	225,551
4.000%, due 01/22/25	1,500,000	1,461,707
(fixed, converts to FRN on 03/20/50), 4.083%, due 03/20/51[2]	280,000	233,403
4.125%, due 01/22/24	300,000	298,521
Series MM, (fixed, converts to FRN on 01/28/25), 4.300%, due 01/28/25[2,8]	45,000	40,746
Series RR, (fixed, converts to FRN on 01/27/27), 4.375%, due 01/27/27[2,8]	145,000	127,092
(fixed, converts to FRN on 07/22/27), 4.948%, due 07/22/28[2]	225,000	221,312
Series AA, (fixed, converts to FRN on 03/17/25), 6.100%, due 03/17/25[2,8]	195,000	193,433
Series X, (fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[2,8]	102,000	101,051
Bank of New York Mellon Corp. (fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28[2]	1,760,000	1,658,865
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Series H, (fixed, converts to FRN on 03/20/26), 3.700%, due 03/20/26[2,8]	23,000	$20,831
Series I, (fixed, converts to FRN on 12/20/26), 3.750%, due 12/20/26[2,8]	75,000	62,055
Bank of New Zealand 4.846%, due 02/07/28[3]	1,390,000	1,360,418
Barclays PLC 4.836%, due 05/09/28	535,000	498,618
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29[2]	200,000	191,805
(fixed, converts to FRN on 06/15/26), 6.125%, due 12/15/25[2,8]	200,000	182,703
(fixed, converts to FRN on 11/02/32), 7.437%, due 11/02/33[2]	400,000	436,170
(fixed, converts to FRN on 09/15/29), 8.000%, due 03/15/29[2,8]	200,000	186,000
BNP Paribas SA (fixed, converts to FRN on 01/12/27), 4.625%, due 01/12/27[2,3,8]	200,000	168,266
(fixed, converts to FRN on 03/25/24), 6.625%, due 03/25/24[2,3,8]	200,000	194,250
Canadian Imperial Bank of Commerce 3.450%, due 04/07/27[5]	1,760,000	1,652,559
Citigroup, Inc. (fixed, converts to FRN on 11/05/29), 2.976%, due 11/05/30[2]	200,000	173,329
(fixed, converts to FRN on 03/17/25), 3.290%, due 03/17/26[2]	240,000	230,288
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28[2]	755,000	715,242
4.400%, due 06/10/25	980,000	955,346
(fixed, converts to FRN on 03/31/30), 4.412%, due 03/31/31[2]	1,745,000	1,640,117
Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[2,8]	52,000	46,171
Series U, (fixed, converts to FRN on 09/12/24), 5.000%, due 09/12/24[2,8]	89,000	84,292
Series Z, (fixed, converts to FRN on 05/15/28), 7.375%, due 05/15/28[2,5,8]	140,000	142,450
Citizens Financial Group, Inc. Series C, (fixed, converts to FRN on 04/06/24), 6.375%, due 04/06/24[2,8]	80,000	71,000
Series B, 3 mo. USD Term SOFR + 3.265%, 8.533%, due 10/06/23[2,8]	60,000	53,850
Comerica Bank 4.000%, due 07/27/255	1,020,000	957,906
(fixed, converts to FRN on 08/25/32), 5.332%, due 08/25/33[2]	1,690,000	1,469,161

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Deutsche Bank AG (fixed, converts to FRN on 11/26/24), 3.961%, due 11/26/25[2,5]	200,000	$192,589
DNB Bank ASA (fixed, converts to FRN on 10/09/25), 5.896%, due 10/09/26[2,3]	1,570,000	1,571,749
Fifth Third Bancorp (fixed, converts to FRN on 07/28/29), 4.772%, due 07/28/30[2]	35,000	32,932
(fixed, converts to FRN on 10/27/27), 6.361%, due 10/27/28[2]	2,430,000	2,467,388
Series H, (fixed, converts to FRN on 06/30/23), 8.571%, due 08/31/23[2,5,8]	115,000	108,528
Goldman Sachs Group, Inc. (fixed, converts to FRN on 01/24/24), 1.757%, due 01/24/25[2]	415,000	405,723
(fixed, converts to FRN on 04/22/31), 2.615%, due 04/22/32[2]	615,000	504,453
Series U, (fixed, converts to FRN on 08/10/26), 3.650%, due 08/10/26[2,8]	95,000	77,475
Series T, (fixed, converts to FRN on 05/10/26), 3.800%, due 05/10/26[2,8]	60,000	49,571
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38[2]	290,000	246,082
Series V, (fixed, converts to FRN on 11/10/26), 4.125%, due 11/10/26[2,8]	120,000	102,014
(fixed, converts to FRN on 08/23/27), 4.482%, due 08/23/28[2]	265,000	256,451
Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[2,8]	39,000	36,781
Series O, (fixed, converts to FRN on 11/10/26), 5.300%, due 11/10/26[2,8]	104,000	101,344
3 mo. USD Term SOFR + 2.012%, 7.377%, due 10/28/27[2]	200,000	203,380
Grupo Aval Ltd. 4.375%, due 02/04/30[3]	70,000	56,499
HSBC Holdings PLC (fixed, converts to FRN on 06/04/30), 2.848%, due 06/04/31[2]	2,000,000	1,671,462
(fixed, converts to FRN on 09/09/31), 4.700%, due 03/09/31[2,5,8]	200,000	158,870
(fixed, converts to FRN on 08/11/32), 5.402%, due 08/11/33[2]	200,000	195,200
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[2,8]	870,000	795,666
(fixed, converts to FRN on 03/09/33), 6.254%, due 03/09/34[2,5]	600,000	618,373
(fixed, converts to FRN on 11/03/27), 7.390%, due 11/03/28[2]	1,205,000	1,272,716
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Huntington Bancshares, Inc. (fixed, converts to FRN on 08/04/27), 4.443%, due 08/04/28[2]	830,000	$785,973
Series G, (fixed, converts to FRN on 10/15/27), 4.450%, due 10/15/27[2,8]	8,000	6,818
Series F, (fixed, converts to FRN on 07/15/30), 5.625%, due 07/15/30[2,5,8]	19,000	17,406
Series E, 3 mo. USD Term SOFR + 3.142%, 8.450%, due 10/15/23[2,8]	124,000	112,213
Huntington National Bank 5.650%, due 01/10/30	1,645,000	1,614,803
ING Groep NV (fixed, converts to FRN on 03/28/25), 3.869%, due 03/28/26[2]	1,800,000	1,737,698
(fixed, converts to FRN on 11/16/27), 3.875%, due 05/16/27[2,5,8]	227,000	171,166
(fixed, converts to FRN on 11/16/26), 5.750%, due 11/16/26[2,8]	200,000	179,550
Intesa Sanpaolo SpA Series XR, 4.000%, due 09/23/29[3]	200,000	175,163
(fixed, converts to FRN on 11/21/32), 8.248%, due 11/21/33[2,3]	200,000	212,802
JPMorgan Chase & Co. (fixed, converts to FRN on 09/22/26), 1.470%, due 09/22/27[2]	200,000	177,058
(fixed, converts to FRN on 12/10/24), 1.561%, due 12/10/25[2]	320,000	301,829
(fixed, converts to FRN on 06/01/27), 2.182%, due 06/01/28[2]	250,000	222,513
(fixed, converts to FRN on 02/24/27), 2.947%, due 02/24/28[2]	200,000	184,221
(fixed, converts to FRN on 04/22/40), 3.109%, due 04/22/41[2]	470,000	357,036
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29[2]	650,000	614,995
Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[2,8]	41,000	38,745
Series FFF, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[2,8]	95,000	92,886
(fixed, converts to FRN on 07/24/28), 5.299%, due 07/24/29	200,000	200,463
Series CC, 3 mo. USD Term SOFR + 2.842%, 8.214%, due 11/01/23[2,8]	100,000	99,750
KeyBank NA 5.850%, due 11/15/27	1,435,000	1,406,851
Lloyds Bank PLC 0.000%, due 04/02/32[6]	2,200,000	1,358,560

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
Lloyds Banking Group PLC (fixed, converts to FRN on 03/18/27), 3.750%, due 03/18/28[2]	1,785,000	$1,660,441
(fixed, converts to FRN on 09/27/25), 7.500%, due 09/27/25[2,8]	200,000	189,050
(fixed, converts to FRN on 11/15/32), 7.953%, due 11/15/33[2]	810,000	883,199
(fixed, converts to FRN on 03/27/29), 8.000%, due 09/27/29[2,8]	200,000	187,200
M&T Bank Corp. Series I, (fixed, converts to FRN on 09/01/26), 3.500%, due 09/01/26[2,8]	190,000	141,858
Series G, (fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[2,8]	56,000	48,789
Mizuho Financial Group, Inc. (fixed, converts to FRN on 05/22/29), 3.261%, due 05/22/30[2]	200,000	176,722
Morgan Stanley (fixed, converts to FRN on 09/16/31), 2.484%, due 09/16/36[2]	440,000	337,305
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31[2]	210,000	179,185
3.591%, due 07/22/28[2]	535,000	498,126
(fixed, converts to FRN on 07/20/28), 5.449%, due 07/20/29[2]	200,000	200,421
(fixed, converts to FRN on 01/19/33), 5.948%, due 01/19/38[2]	90,000	89,531
(fixed, converts to FRN on 10/18/32), 6.342%, due 10/18/33[2]	1,380,000	1,467,320
NatWest Group PLC (fixed, converts to FRN on 11/28/30), 3.032%, due 11/28/35[2]	550,000	431,261
(fixed, converts to FRN on 05/22/27), 3.073%, due 05/22/28[2]	200,000	180,270
(fixed, converts to FRN on 03/02/33), 6.016%, due 03/02/34[2]	200,000	201,896
(fixed, converts to FRN on 11/10/25), 7.472%, due 11/10/26[2]	1,370,000	1,412,912
PNC Financial Services Group, Inc. Series T, (fixed, converts to FRN on 09/15/26), 3.400%, due 09/15/26[2,8]	304,000	235,600
Series S, (fixed, converts to FRN on 11/01/26), 5.000%, due 11/01/26[2,8]	67,000	59,458
Series W, (fixed, converts to FRN on 03/15/30), 6.250%, due 03/15/30[2,5,8]	75,000	68,582
Royal Bank of Canada 3.375%, due 04/14/25	160,000	154,335
6.000%, due 11/01/27	1,730,000	1,780,312
Santander Holdings USA, Inc. (fixed, converts to FRN on 01/06/27), 2.490%, due 01/06/28[2]	1,200,000	1,042,824
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 09/09/25), 5.807%, due 09/09/26[2]	1,140,000	$1,132,337
(fixed, converts to FRN on 03/09/28), 6.499%, due 03/09/29[2]	1,145,000	1,150,001
Santander U.K. Group Holdings PLC (fixed, converts to FRN on 01/10/28), 6.534%, due 01/10/29[2]	100,000	101,035
Skandinaviska Enskilda Banken AB (fixed, converts to FRN on 05/13/25), 5.125%, due 05/13/25[2,6,8]	200,000	188,490
Societe Generale SA 4.250%, due 09/14/23[3]	200,000	199,391
(fixed, converts to FRN on 01/10/33), 6.691%, due 01/10/34[2,3]	300,000	308,610
Standard Chartered PLC (fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[2,3]	200,000	195,901
(fixed, converts to FRN on 02/19/29), 4.300%, due 08/19/28[2,3,8]	210,000	163,989
(fixed, converts to FRN on 07/06/26), 6.187%, due 07/06/27[2,3]	100,000	100,900
State Street Corp. (fixed, converts to FRN on 11/04/27), 5.820%, due 11/04/28[2,5]	740,000	755,408
Sumitomo Mitsui Financial Group, Inc. 1.902%, due 09/17/28	200,000	168,118
Svenska Handelsbanken AB 3.950%, due 06/10/27[3]	1,800,000	1,712,027
Truist Financial Corp. (fixed, converts to FRN on 06/06/27), 4.123%, due 06/06/28[2]	1,720,000	1,629,678
Series P, (fixed, converts to FRN on 12/01/25), 4.950%, due 09/01/25[2,8]	25,000	23,580
Series Q, (fixed, converts to FRN on 09/01/30), 5.100%, due 03/01/30[2,8]	15,000	13,443
(fixed, converts to FRN on 01/26/33), 5.122%, due 01/26/34[2]	200,000	191,139
(fixed, converts to FRN on 06/08/33), 5.867%, due 06/08/34	170,000	171,514
(fixed, converts to FRN on 10/28/32), 6.123%, due 10/28/33[2]	770,000	789,372
Series L, 3 mo. USD LIBOR + 3.102%, 8.654%, due 12/15/24[2,8]	73,000	72,579
U.S. Bancorp Series N, (fixed, converts to FRN on 01/15/27), 3.700%, due 01/15/27[2,8]	205,000	159,387
(fixed, converts to FRN on 02/01/33), 4.839%, due 02/01/34[2]	200,000	187,836
UniCredit SpA 7.830%, due 12/04/23[3]	500,000	501,669

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(concluded)
Wells Fargo & Co. (fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31[2]	625,000	$527,930
(fixed, converts to FRN on 03/02/32), 3.350%, due 03/02/33[2]	1,915,000	1,639,460
Series BB, (fixed, converts to FRN on 03/15/26), 3.900%, due 03/15/26[2,8]	135,000	121,392
(fixed, converts to FRN on 07/25/28), 5.574%, due 07/25/29[2]	200,000	201,060
(fixed, converts to FRN on 09/15/28), 7.625%, due 09/15/28[2,8]	125,000	128,517
Westpac Banking Corp. (fixed, converts to FRN on 11/18/31), 3.020%, due 11/18/36[2]	240,000	184,764
		66,280,302
Beverages—0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.650%, due 02/01/26	260,000	251,589
Brown-Forman Corp. 4.750%, due 04/15/33	1,155,000	1,156,872
Constellation Brands, Inc. 2.250%, due 08/01/31	270,000	218,555
Molson Coors Beverage Co. 4.200%, due 07/15/46	300,000	246,328
Suntory Holdings Ltd. 2.250%, due 10/16/24[3]	200,000	191,182
		2,064,526
Biotechnology—0.1%
Amgen, Inc. 2.770%, due 09/01/53	215,000	132,098
5.750%, due 03/02/63	240,000	241,248
Regeneron Pharmaceuticals, Inc. 1.750%, due 09/15/30	300,000	239,898
		613,244
Building Materials—0.1%
Builders FirstSource, Inc. 4.250%, due 02/01/32[3]	15,000	13,016
6.375%, due 06/15/32[3]	35,000	34,820
Camelot Return Merger Sub, Inc. 8.750%, due 08/01/28[3]	30,000	29,258
Emerald Debt Merger Sub LLC 6.625%, due 12/15/30[3]	25,000	24,844
Fortune Brands Innovations, Inc. 3.250%, due 09/15/29	200,000	176,937
JELD-WEN, Inc. 4.875%, due 12/15/27[3]	40,000	35,900
Knife River Corp. 7.750%, due 05/01/31[3]	30,000	30,592
Masonite International Corp. 3.500%, due 02/15/30[3]	50,000	42,114
5.375%, due 02/01/28[3]	20,000	19,050
	Face amount[1]	Value
Corporate bonds—(continued)
Building Materials—(concluded)
Standard Industries, Inc. 3.375%, due 01/15/31[3]	15,000	$12,113
4.375%, due 07/15/30[3]	30,000	26,043
4.750%, due 01/15/28[3]	50,000	46,584
		491,271
Chemicals—0.1%
Avient Corp. 7.125%, due 08/01/30[3]	50,000	50,403
INEOS Finance PLC 6.750%, due 05/15/28[3,5]	60,000	57,237
INEOS Quattro Finance 2 PLC 3.375%, due 01/15/26[3]	60,000	54,567
International Flavors & Fragrances, Inc. 2.300%, due 11/01/30[3]	200,000	159,330
NOVA Chemicals Corp. 4.250%, due 05/15/29[3,5]	25,000	20,782
5.250%, due 06/01/27[3]	24,000	21,615
Olympus Water U.S. Holding Corp. 4.250%, due 10/01/28[3]	65,000	52,094
SPCM SA 3.125%, due 03/15/27[3]	30,000	26,910
Tronox, Inc. 4.625%, due 03/15/29[3]	75,000	62,173
WR Grace Holdings LLC 4.875%, due 06/15/27[3]	15,000	14,140
		519,251
Commercial services—0.6%
ADT Security Corp. 4.125%, due 08/01/29[3,5]	55,000	47,713
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, due 06/01/28[3,5]	20,000	17,000
APi Group DE, Inc. 4.125%, due 07/15/29[3]	25,000	21,671
4.750%, due 10/15/29[3]	30,000	26,716
ASGN, Inc. 4.625%, due 05/15/28[3]	55,000	50,433
Ashtead Capital, Inc. 5.500%, due 08/11/32[3]	1,700,000	1,646,995
CoStar Group, Inc. 2.800%, due 07/15/30[3]	200,000	167,147
Duke University Series 2020, 2.682%, due 10/01/44	300,000	217,925
Emory University Series 2020, 2.143%, due 09/01/30	200,000	167,685
HealthEquity, Inc. 4.500%, due 10/01/29[3]	45,000	40,309
Korn Ferry 4.625%, due 12/15/27[3]	65,000	61,118
Prime Security Services Borrower LLC/ Prime Finance, Inc. 5.750%, due 04/15/26[3]	95,000	93,139

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Commercial services—(concluded)
6.250%, due 01/15/28[3,5]	45,000	$42,364
United Rentals North America, Inc. 3.750%, due 01/15/32	55,000	46,582
5.250%, due 01/15/30	55,000	52,387
ZipRecruiter, Inc. 5.000%, due 01/15/30[3]	30,000	25,575
		2,724,759
Computers—0.3%
Apple, Inc. 2.450%, due 08/04/26	610,000	571,633
2.850%, due 08/05/61	210,000	140,671
Dell International LLC/EMC Corp. 5.850%, due 07/15/25	200,000	200,936
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]	65,000	61,451
Wipro IT Services LLC 1.500%, due 06/23/26[3]	200,000	178,512
		1,153,203
Cosmetics/Personal Care—0.0%†
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625%, due 07/15/30[3]	40,000	40,350
Distribution & wholesale—0.0%†
Resideo Funding, Inc. 4.000%, due 09/01/29[3,5]	50,000	42,267
Ritchie Bros Holdings, Inc. 6.750%, due 03/15/28[3]	15,000	15,188
7.750%, due 03/15/31[3,5]	25,000	26,055
Windsor Holdings III LLC 8.500%, due 06/15/30[3]	45,000	45,225
		128,735
Diversified financial services—2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.300%, due 01/30/32	290,000	237,949
4.450%, due 04/03/26	200,000	191,977
Ally Financial, Inc. 2.200%, due 11/02/28	200,000	162,772
Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[2,8]	145,000	110,019
Series C, (fixed, converts to FRN on 05/15/28), 4.700%, due 05/15/28[2,8]	164,000	114,764
5.750%, due 11/20/25	15,000	14,546
6.700%, due 02/14/33	120,000	111,710
American Express Co. Series D, (fixed, converts to FRN on 09/15/26), 3.550%, due 09/15/26[2,8]	305,000	255,905
Aviation Capital Group LLC 3.500%, due 11/01/27[3]	950,000	856,187
	Face amount[1]	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Avolon Holdings Funding Ltd. 5.500%, due 01/15/26[3]	1,800,000	$1,754,169
Capital One Financial Corp. Series M, (fixed, converts to FRN on 09/01/26), 3.950%, due 09/01/26[2,5,8]	235,000	187,048
(fixed, converts to FRN on 05/10/27), 4.927%, due 05/10/28[2]	1,700,000	1,633,666
Charles Schwab Corp. 1.950%, due 12/01/31	100,000	77,735
Series H, (fixed, converts to FRN on 12/01/30), 4.000%, due 12/01/30[2,8]	256,000	200,509
Series G, (fixed, converts to FRN on 06/01/25), 5.375%, due 06/01/25[2,5,8]	40,000	39,009
Credit Acceptance Corp. 6.625%, due 03/15/26[5]	1,500,000	1,471,977
Discover Financial Services Series C, (fixed, converts to FRN on 10/30/27), 5.500%, due 10/30/27[2,8]	235,000	181,033
Lazard Group LLC 4.375%, due 03/11/29	100,000	94,165
LeasePlan Corp. NV 2.875%, due 10/24/24[3]	200,000	191,537
Lehman Brothers Holdings, Inc. 0.000%, due 12/30/16[9]	1,900,000	2,850
1.000%, due 01/24/13[9]	4,500,000	6,750
1.000%, due 12/30/49[9]	900,000	1,350
Navient Corp. Series A, 5.625%, due 01/25/25	100,000	92,451
OneMain Finance Corp. 3.500%, due 01/15/27	40,000	34,587
3.875%, due 09/15/28	45,000	36,956
7.125%, due 03/15/26[5]	70,000	69,343
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc. 6.375%, due 02/01/27[3]	1,660,000	1,550,102
		9,681,066
Electric—4.9%
Adani Electricity Mumbai Ltd. 3.949%, due 02/12/30[3,5]	300,000	224,820
AES Corp. 2.450%, due 01/15/31	200,000	163,047
American Electric Power Co., Inc. 5.950%, due 11/01/32	195,000	203,419
Appalachian Power Co. Series AA, 2.700%, due 04/01/31	200,000	167,639
Atlantica Sustainable Infrastructure PLC 4.125%, due 06/15/28[3]	1,495,000	1,353,547
Avangrid, Inc. 3.800%, due 06/01/29	1,600,000	1,465,609

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(continued)
Black Hills Corp. 2.500%, due 06/15/30	200,000	$165,735
Calpine Corp. 3.750%, due 03/01/31[3]	45,000	36,885
4.625%, due 02/01/29[3]	58,000	49,940
5.000%, due 02/01/31[3]	64,000	53,871
5.125%, due 03/15/28[3]	30,000	27,205
Clearway Energy Operating LLC 3.750%, due 01/15/32[3]	30,000	24,519
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	588,770
Dominion Energy, Inc. Series C, 2.250%, due 08/15/31	200,000	161,589
Series C, (fixed, converts to FRN on 04/15/27), 4.350%, due 01/15/27[2,8]	60,000	51,504
5.375%, due 11/15/32	270,000	270,391
Duke Energy Florida LLC 5.950%, due 11/15/52	1,175,000	1,267,285
Duke Energy Progress LLC 2.000%, due 08/15/31	1,400,000	1,125,087
Edison International Series B, (fixed, converts to FRN on 03/15/27), 5.000%, due 12/15/26[2,8]	235,000	203,033
Series A, (fixed, converts to FRN on 03/15/26), 5.375%, due 03/15/26[2,8]	1,810,000	1,606,337
Enel Finance America LLC 7.100%, due 10/14/27[3]	500,000	525,074
Entergy Louisiana LLC 5.590%, due 10/01/24	307,000	306,583
Exelon Corp. 2.750%, due 03/15/27	200,000	183,891
4.700%, due 04/15/50	160,000	141,101
IPALCO Enterprises, Inc. 4.250%, due 05/01/30	200,000	182,256
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[3]	25,000	22,131
MidAmerican Energy Co. 3.650%, due 04/15/29	1,400,000	1,306,827
Monongahela Power Co. 3.550%, due 05/15/27[3]	1,800,000	1,687,600
National Rural Utilities Cooperative Finance Corp. 4.800%, due 03/15/28	100,000	99,097
Nevada Power Co. Series GG, 5.900%, due 05/01/53	1,245,000	1,275,903
New York State Electric & Gas Corp. 2.150%, due 10/01/31[3]	1,400,000	1,084,813
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27[5]	1,700,000	1,606,416
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[3]	300,000	281,741
NRG Energy, Inc. 3.375%, due 02/15/29[3]	25,000	20,639
	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(concluded)
3.625%, due 02/15/31[3]	50,000	$39,239
3.875%, due 02/15/32[3]	25,000	19,346
5.250%, due 06/15/29[3]	50,000	45,124
(fixed, converts to FRN on 03/15/28), 10.250%, due 03/15/28[2,3,8]	40,000	38,764
Pacific Gas & Electric Co. 3.150%, due 01/01/26	100,000	93,274
3.400%, due 08/15/24	200,000	194,546
3.750%, due 02/15/24	200,000	196,902
4.300%, due 03/15/45	425,000	305,741
6.400%, due 06/15/33	200,000	200,994
PacifiCorp 2.700%, due 09/15/30	100,000	83,900
Public Service Electric & Gas Co. 3.100%, due 03/15/32	1,835,000	1,603,975
Southern California Edison Co. 5.950%, due 11/01/32	775,000	813,018
Southern Co. Series A, 3.700%, due 04/30/30[5]	200,000	183,074
Series B, (fixed, converts to FRN on 01/15/26), 4.000%, due 01/15/51[2]	435,000	406,833
Southwestern Electric Power Co. Series M, 4.100%, due 09/15/28	200,000	190,761
Talen Energy Supply LLC 8.625%, due 06/01/30[3]	25,000	25,947
Vistra Operations Co. LLC 4.375%, due 05/01/29[3,5]	25,000	22,066
5.000%, due 07/31/27[3]	105,000	98,918
5.500%, due 09/01/26[3]	25,000	24,175
WEC Energy Group, Inc. 1.800%, due 10/15/30	200,000	158,671
		22,679,572
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 4.375%, due 03/31/29[3,5]	25,000	21,670
4.750%, due 06/15/28[3]	30,000	26,947
6.500%, due 12/31/27[3,5]	30,000	29,153
		77,770
Electronics—0.0%†
Imola Merger Corp. 4.750%, due 05/15/29[3]	100,000	87,803
Sensata Technologies BV 4.000%, due 04/15/29[3]	20,000	17,673
5.875%, due 09/01/30[3]	35,000	33,729
		139,205
Energy-Alternate Sources—0.0%†
FS Luxembourg SARL 10.000%, due 12/15/25[3]	20,000	20,564

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Engineering & construction—0.1%
Global Infrastructure Solutions, Inc. 5.625%, due 06/01/29[3]	25,000	$21,051
Sydney Airport Finance Co. Pty. Ltd. 3.375%, due 04/30/25[3]	300,000	288,026
		309,077
Entertainment—0.2%
Caesars Entertainment, Inc. 4.625%, due 10/15/29[3,5]	30,000	26,410
6.250%, due 07/01/25[3]	70,000	69,619
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.500%, due 05/01/25[3]	40,000	39,591
Churchill Downs, Inc. 6.750%, due 05/01/31[3]	95,000	92,853
Live Nation Entertainment, Inc. 4.750%, due 10/15/27[3,5]	35,000	32,506
6.500%, due 05/15/27[3]	25,000	25,127
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[3]	45,000	39,969
Raptor Acquisition Corp./Raptor Co.-Issuer LLC 4.875%, due 11/01/26[3]	45,000	42,189
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[3,5]	33,000	33,081
Warnermedia Holdings, Inc. 4.054%, due 03/15/29	300,000	275,304
5.141%, due 03/15/52	325,000	264,171
		940,820
Environmental control—0.0%†
Enviri Corp. 5.750%, due 07/31/27[3]	70,000	60,462
Food—0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, due 01/15/27[3]	35,000	33,168
5.875%, due 02/15/28[3]	20,000	19,475
6.500%, due 02/15/28[3]	45,000	44,823
Kroger Co. 5.400%, due 01/15/49	115,000	113,663
Performance Food Group, Inc. 4.250%, due 08/01/29[3]	45,000	39,974
5.500%, due 10/15/27[3]	40,000	38,732
Pilgrim's Pride Corp. 3.500%, due 03/01/32[5]	30,000	24,219
4.250%, due 04/15/31	50,000	43,250
6.250%, due 07/01/33	40,000	39,722
Sysco Corp. 3.150%, due 12/14/51	135,000	93,042
6.600%, due 04/01/50	184,000	208,491
US Foods, Inc. 4.625%, due 06/01/30[3]	25,000	22,486
6.250%, due 04/15/25[3]	35,000	35,088
		756,133
	Face amount[1]	Value
Corporate bonds—(continued)
Food service—0.0%†
Aramark Services, Inc. 5.000%, due 02/01/28[3]	55,000	$51,700
Gas—0.2%
National Fuel Gas Co. 2.950%, due 03/01/31	300,000	244,598
NiSource, Inc. 3.600%, due 05/01/30	200,000	180,687
Southern California Gas Co. 2.950%, due 04/15/27	100,000	93,589
Southwest Gas Corp. 4.050%, due 03/15/32	200,000	181,228
		700,102
Healthcare-products—0.3%
Medline Borrower LP 3.875%, due 04/01/29[3]	65,000	56,919
Medtronic Global Holdings SCA 4.500%, due 03/30/33	1,220,000	1,190,366
		1,247,285
Healthcare-services—0.8%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[3]	55,000	50,875
Catalent Pharma Solutions, Inc. 3.125%, due 02/15/29[3,5]	10,000	8,344
3.500%, due 04/01/30[3,5]	10,000	8,375
Centene Corp. 2.625%, due 08/01/31	300,000	239,883
CHS/Community Health Systems, Inc. 5.250%, due 05/15/30[3]	30,000	23,971
CommonSpirit Health 6.073%, due 11/01/27	1,290,000	1,312,127
DaVita, Inc. 3.750%, due 02/15/31[3]	35,000	27,987
4.625%, due 06/01/30[3]	30,000	25,599
Fortrea Holdings, Inc. 7.500%, due 07/01/30[3]	10,000	10,220
HCA, Inc. 3.125%, due 03/15/27[3]	200,000	184,398
4.125%, due 06/15/29	49,000	45,460
5.500%, due 06/01/33	195,000	194,133
LifePoint Health, Inc. 9.875%, due 08/15/30[3]	10,000	10,000
Molina Healthcare, Inc. 3.875%, due 05/15/32[3]	60,000	50,054
4.375%, due 06/15/28[3]	30,000	27,508
Roche Holdings, Inc. 2.607%, due 12/13/51[3]	200,000	133,421
Select Medical Corp. 6.250%, due 08/15/26[3]	30,000	29,744
Sutter Health 5.164%, due 08/15/33	1,140,000	1,132,295
Tenet Healthcare Corp. 4.625%, due 06/15/28	55,000	50,899
5.125%, due 11/01/27	25,000	23,740

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
6.250%, due 02/01/27	70,000	$68,716
6.750%, due 05/15/31[3]	55,000	54,632
UnitedHealth Group, Inc. 5.875%, due 02/15/53	185,000	203,623
		3,916,004
Holding companies-divers—0.0%†
Benteler International AG 10.500%, due 05/15/28[3,5]	25,000	25,377
Home builders—0.0%†
KB Home 4.000%, due 06/15/31	20,000	17,414
7.250%, due 07/15/30	30,000	30,619
Mattamy Group Corp. 4.625%, due 03/01/30[3,5]	30,000	26,247
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28	70,000	63,700
		137,980
Household products—0.0%†
Coty, Inc. 5.000%, due 04/15/26[3]	20,000	19,299
6.500%, due 04/15/26[3,5]	10,000	9,919
Edgewell Personal Care Co. 5.500%, due 06/01/28[3,5]	25,000	23,687
Natura Cosmeticos SA 4.125%, due 05/03/28[3,5]	40,000	35,070
		87,975
Housewares—0.3%
Newell Brands, Inc. 6.375%, due 09/15/27[5]	1,340,000	1,318,225
Insurance—7.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.250%, due 10/15/27[3]	40,000	36,500
6.750%, due 04/15/28[3]	70,000	69,645
Athene Global Funding 2.550%, due 06/29/25[3]	1,800,000	1,680,902
Athene Holding Ltd. 6.650%, due 02/01/33	1,555,000	1,585,231
Corebridge Financial, Inc. 4.350%, due 04/05/42	130,000	105,651
(fixed, converts to FRN on 12/15/27), 6.875%, due 12/15/52	1,690,000	1,649,205
Corebridge Global Funding 5.750%, due 07/02/26[3]	100,000	99,889
Enstar Finance LLC (fixed, converts to FRN on 01/15/27), 5.500%, due 01/15/42[2]	2,000,000	1,552,562
Enstar Group Ltd. 4.950%, due 06/01/29	1,850,000	1,726,975
Equitable Holdings, Inc. 4.350%, due 04/20/28	300,000	284,672
	Face amount[1]	Value
Corporate bonds—(continued)
Insurance—(concluded)
F&G Annuities & Life, Inc. 7.400%, due 01/13/28[3]	2,715,000	$2,725,608
Fairfax Financial Holdings Ltd. 5.625%, due 08/16/32	1,800,000	1,753,664
Fidelity National Financial, Inc. 3.400%, due 06/15/30	1,500,000	1,316,906
First American Financial Corp. 2.400%, due 08/15/31	1,645,000	1,251,575
GA Global Funding Trust 0.800%, due 09/13/24[3]	1,400,000	1,311,760
Global Atlantic Fin Co. 7.950%, due 06/15/33[3,5]	1,360,000	1,362,651
HUB International Ltd. 7.250%, due 06/15/30[3]	70,000	71,331
Intact Financial Corp. 5.459%, due 09/22/32[3]	1,220,000	1,207,571
Liberty Mutual Group, Inc. (fixed, converts to FRN on 12/15/26), 4.125%, due 12/15/51[2,3]	110,000	87,900
MassMutual Global Funding II Secured Overnight Financing Rate + 0.980%, 6.280%, due 07/10/26[2,3]	200,000	201,038
Metropolitan Life Global Funding I 4.300%, due 08/25/29[3]	2,240,000	2,130,469
Northwestern Mutual Global Funding 4.350%, due 09/15/27[3]	985,000	959,399
Pacific Life Global Funding II 5.500%, due 07/18/28[3]	100,000	100,187
Protective Life Global Funding 3.218%, due 03/28/25[3]	1,755,000	1,677,850
Prudential Financial, Inc. (fixed, converts to FRN on 02/28/32), 5.125%, due 03/01/52[2]	70,000	63,765
Reinsurance Group of America, Inc. 6.000%, due 09/15/33	1,445,000	1,462,023
Reliance Standard Life Global Funding II 3.850%, due 09/19/23[3]	200,000	199,416
RenaissanceRe Holdings Ltd. 3.600%, due 04/15/29	1,810,000	1,629,225
5.750%, due 06/05/33	2,105,000	2,076,435
Ryan Specialty LLC 4.375%, due 02/01/303	30,000	26,542
Stewart Information Services Corp. 3.600%, due 11/15/31	2,000,000	1,524,141
Swiss Re Finance Luxembourg SA (fixed, converts to FRN on 04/02/29), 5.000%, due 04/02/49[2,3]	3,400,000	3,251,250
Teachers Insurance & Annuity Association of America 4.900%, due 09/15/44[3]	1,700,000	1,543,883
Travelers Cos., Inc. 5.450%, due 05/25/53	60,000	62,536
		36,788,357

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Internet—0.1%
Expedia Group, Inc. 3.800%, due 02/15/28	200,000	$188,002
6.250%, due 05/01/25[3]	196,000	197,315
Gen Digital, Inc. 6.750%, due 09/30/27[3,5]	25,000	25,087
7.125%, due 09/30/30[3,5]	25,000	25,193
Match Group Holdings II LLC 4.625%, due 06/01/28[3,5]	45,000	41,511
5.625%, due 02/15/29[3,5]	35,000	33,256
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, due 04/30/27[3]	30,000	26,111
Ziff Davis, Inc. 4.625%, due 10/15/30[3,5]	68,000	59,586
		596,061
Investment companies—0.8%
Blackstone Private Credit Fund 2.350%, due 11/22/24	1,820,000	1,718,549
Blue Owl Capital Corp. 2.875%, due 06/11/28	1,100,000	909,244
Blue Owl Credit Income Corp. 7.750%, due 09/16/27[3]	950,000	947,775
		3,575,568
Iron & steel—0.1%
ATI, Inc. 4.875%, due 10/01/29	30,000	27,301
5.125%, due 10/01/31	20,000	17,949
Carpenter Technology Corp. 7.625%, due 03/15/30	40,000	40,798
CSN Inova Ventures 6.750%, due 01/28/28[3]	145,000	137,183
Metinvest BV 7.650%, due 10/01/27[3]	25,000	15,344
7.750%, due 10/17/29[3]	110,000	63,677
		302,252
Leisure time—0.1%
Carnival Corp. 4.000%, due 08/01/28[3]	50,000	44,455
5.750%, due 03/01/27[3]	30,000	27,750
7.625%, due 03/01/26[3]	25,000	24,663
9.875%, due 08/01/27[3]	25,000	26,137
Carnival Holdings Bermuda Ltd. 10.375%, due 05/01/28[3]	30,000	32,735
Lindblad Expeditions LLC 6.750%, due 02/15/27[3]	15,000	14,394
NCL Corp. Ltd. 5.875%, due 02/15/27[3]	30,000	29,215
Royal Caribbean Cruises Ltd. 5.500%, due 08/31/26[3]	50,000	47,952
5.500%, due 04/01/28[3,5]	45,000	42,412
7.500%, due 10/15/27[5]	25,000	25,442
		315,155
	Face amount[1]	Value
Corporate bonds—(continued)
Lodging—0.1%
Las Vegas Sands Corp. 3.200%, due 08/08/24	200,000	$194,140
Melco Resorts Finance Ltd. 5.625%, due 07/17/27[3]	105,000	94,841
Wyndham Hotels & Resorts, Inc. 4.375%, due 08/15/28[3]	60,000	54,912
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[3]	29,000	28,454
Wynn Macau Ltd. 5.500%, due 01/15/26[3]	75,000	70,192
		442,539
Machinery-construction & mining—0.0%†
Manitowoc Co., Inc. 9.000%, due 04/01/26[3]	25,000	24,875
Terex Corp. 5.000%, due 05/15/29[3]	25,000	23,262
Vertiv Group Corp. 4.125%, due 11/15/28[3]	50,000	44,883
		93,020
Machinery-diversified—0.0%†
ATS Corp. 4.125%, due 12/15/28[3]	15,000	13,416
Media—0.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[3]	15,000	12,331
4.250%, due 01/15/34[3]	30,000	23,059
4.500%, due 08/15/30[3]	45,000	38,128
4.500%, due 05/01/32	15,000	12,230
4.500%, due 06/01/33[3]	15,000	11,869
4.750%, due 03/01/30[3,5]	65,000	56,340
4.750%, due 02/01/32[3]	40,000	33,024
5.000%, due 02/01/28[3]	20,000	18,483
6.375%, due 09/01/29[3]	25,000	23,905
7.375%, due 03/01/31[3]	1,300,000	1,292,593
Charter Communications Operating LLC/Charter Communications Operating Capital 2.250%, due 01/15/29	200,000	165,882
3.500%, due 06/01/41[5]	200,000	134,962
3.900%, due 06/01/52	200,000	130,912
4.800%, due 03/01/50	565,000	428,155
Comcast Corp. 2.937%, due 11/01/56	685,000	441,175
CSC Holdings LLC 3.375%, due 02/15/31[3]	55,000	38,098
4.125%, due 12/01/30[3]	50,000	36,151
6.500%, due 02/01/29[3]	45,000	38,210
Discovery Communications LLC 4.650%, due 05/15/50	280,000	212,821
Fox Corp. 5.576%, due 01/25/49	310,000	284,160
McGraw-Hill Education, Inc. 5.750%, due 08/01/28[3]	30,000	26,340

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Media—(concluded)
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[3]	25,000	$23,581
Paramount Global 4.200%, due 05/19/32[5]	515,000	428,495
Sirius XM Radio, Inc. 3.875%, due 09/01/31[3]	25,000	19,574
4.125%, due 07/01/30[3]	80,000	65,886
5.500%, due 07/01/29[3]	5,000	4,568
Virgin Media Secured Finance PLC 5.500%, due 05/15/29[3,5]	50,000	46,159
		4,047,091
Mining—0.1%
Arsenal AIC Parent LLC 8.000%, due 10/01/30[3]	25,000	25,500
Corp. Nacional del Cobre de Chile 3.150%, due 01/14/30[3]	125,000	110,604
First Quantum Minerals Ltd. 6.875%, due 03/01/26[3]	20,000	19,586
6.875%, due 10/15/27[3]	5,000	4,891
7.500%, due 04/01/25[3]	35,000	34,822
8.625%, due 06/01/31[3]	65,000	66,544
FMG Resources August 2006 Pty. Ltd. 5.875%, due 04/15/30[3]	25,000	23,977
6.125%, due 04/15/32[3]	25,000	24,002
Hudbay Minerals, Inc. 4.500%, due 04/01/26[3]	70,000	66,379
6.125%, due 04/01/29[3,5]	50,000	47,899
Novelis Corp. 3.875%, due 08/15/31[3]	50,000	41,635
Volcan Cia Minera SAA 4.375%, due 02/11/26[3]	22,000	15,737
		481,576
Office & business equipment—0.0%†
CDW LLC/CDW Finance Corp. 3.569%, due 12/01/31	51,000	43,168
Oil & gas—0.4%
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[3]	50,000	48,901
BP Capital Markets America, Inc. 3.633%, due 04/06/30	225,000	209,282
BP Capital Markets PLC (fixed, converts to FRN on 06/22/30), 4.875%, due 03/22/30[2,5,8]	540,000	502,079
Chesapeake Energy Corp. 6.750%, due 04/15/29[3,5]	55,000	54,755
Civitas Resources, Inc. 8.375%, due 07/01/28[3]	30,000	30,857
8.750%, due 07/01/31[3]	30,000	31,050
Comstock Resources, Inc. 5.875%, due 01/15/30[3]	25,000	22,130
6.750%, due 03/01/29[3]	80,000	74,621
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Continental Resources, Inc. 5.750%, due 01/15/31[3]	200,000	$193,186
Ecopetrol SA 5.875%, due 05/28/45	65,000	46,475
FORESEA Holding SA 7.500%, due 06/15/30[6]	20,272	18,346
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[3]	29,000	26,825
6.000%, due 04/15/30[3]	30,000	27,730
6.000%, due 02/01/31[3]	11,000	9,962
6.250%, due 11/01/28[3]	25,000	23,932
KazMunayGas National Co. JSC 5.750%, due 04/19/47[3]	65,000	54,534
Medco Bell Pte. Ltd. 6.375%, due 01/30/27[3]	55,000	51,676
Nabors Industries, Inc. 7.375%, due 05/15/27[3]	35,000	34,229
Noble Finance II LLC 8.000%, due 04/15/30[3]	35,000	36,006
Pertamina Persero PT 6.450%, due 05/30/44[3]	40,000	41,550
Petrobras Global Finance BV 5.500%, due 06/10/51	15,000	11,831
Petroleos Mexicanos 6.350%, due 02/12/48	85,000	52,551
Pioneer Natural Resources Co. 5.100%, due 03/29/26	100,000	99,661
Range Resources Corp. 8.250%, due 01/15/29	30,000	31,214
Rio Oil Finance Trust Series 2014-1, 9.250%, due 07/06/24[3]	44,131	44,332
Rockcliff Energy II LLC 5.500%, due 10/15/29[3]	25,000	22,894
Southwestern Energy Co. 4.750%, due 02/01/32	85,000	75,526
Valaris Ltd. 8.375%, due 04/30/30[3]	30,000	30,696
		1,906,831
Oil & gas services—0.0%†
Odebrecht Oil & Gas Finance Ltd. 0.000%, due 08/31/23[3,8,10]	74,037	422
Packaging & containers—0.4%
Amcor Finance USA, Inc. 5.625%, due 05/26/33	940,000	938,685
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 6.000%, due 06/15/27[3]	50,000	49,339
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, due 08/15/26[3]	30,000	28,103
Ball Corp. 2.875%, due 08/15/30	15,000	12,374
3.125%, due 09/15/31	15,000	12,314

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
6.000%, due 06/15/29	30,000	$30,000
6.875%, due 03/15/28	25,000	25,576
Berry Global, Inc. 5.625%, due 07/15/27[3,5]	30,000	29,265
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC 6.000%, due 09/15/28[3]	55,000	48,671
Mauser Packaging Solutions Holding Co. 7.875%, due 08/15/26[3]	65,000	64,825
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. 4.375%, due 10/15/28[3]	50,000	44,200
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.000%, due 10/15/27[3,5]	5,000	4,503
Sealed Air Corp./Sealed Air Corp. U.S. 6.125%, due 02/01/28[3]	45,000	44,798
Trivium Packaging Finance BV 5.500%, due 08/15/26[3]	45,000	42,754
WRKCo, Inc. 4.650%, due 03/15/26	200,000	194,616
4.900%, due 03/15/29	100,000	96,949
		1,666,972
Pharmaceuticals—2.0%
180 Medical, Inc. 3.875%, due 10/15/29[3]	45,000	39,399
AbbVie, Inc. 3.800%, due 03/15/25	305,000	297,140
4.700%, due 05/14/45	120,000	108,791
Bayer U.S. Finance II LLC 3 mo. USD LIBOR + 1.010%, 6.562%, due 12/15/23[2,3]	300,000	299,983
Cigna Group 4.375%, due 10/15/28	1,400,000	1,353,925
CVS Health Corp. 2.125%, due 09/15/31	200,000	159,930
5.050%, due 03/25/48	575,000	524,465
CVS Pass-Through Trust Series 2013, 4.704%, due 01/10/36[3]	2,476,004	2,297,237
Elanco Animal Health, Inc. 6.650%, due 08/28/28[5]	1,670,000	1,647,906
Merck & Co., Inc. 2.900%, due 12/10/61	200,000	129,911
Organon & Co./Organon Foreign Debt Co.-Issuer BV 4.125%, due 04/30/28[3]	50,000	44,807
5.125%, due 04/30/31[3]	35,000	29,669
Pfizer Investment Enterprises Pte. Ltd. 4.650%, due 05/19/30	1,120,000	1,108,637
4.750%, due 05/19/33	200,000	198,678
5.340%, due 05/19/63	110,000	110,316
Teva Pharmaceutical Finance Netherlands III BV 7.875%, due 09/15/29	743,000	770,134
		9,120,928
	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—2.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 7.875%, due 05/15/26[3]	25,000	$25,528
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[3]	20,000	20,056
Buckeye Partners LP 4.500%, due 03/01/28[3]	45,000	40,642
5.600%, due 10/15/44	45,000	33,300
5.850%, due 11/15/43	35,000	27,070
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[3]	105,000	95,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 7.375%, due 02/01/31[3]	1,560,000	1,556,041
8.000%, due 04/01/29[3]	15,000	15,250
DT Midstream, Inc. 4.125%, due 06/15/29[3]	110,000	97,529
Enbridge, Inc. 2.500%, due 02/14/25	210,000	200,323
Energy Transfer LP 5.250%, due 04/15/29	200,000	198,183
Series B, (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[2,8]	245,000	194,162
Series A, (fixed, converts to FRN on 02/15/23), 9.349%, due 08/16/23[2,5,8]	3,190,000	2,886,965
EnLink Midstream LLC 6.500%, due 09/01/30[3]	1,445,000	1,454,437
Enterprise Products Operating LLC 4.200%, due 01/31/50	300,000	248,054
EQM Midstream Partners LP 4.500%, due 01/15/29[3]	30,000	27,416
5.500%, due 07/15/28	25,000	24,054
6.000%, due 07/01/25[3]	15,000	14,893
6.500%, due 07/01/27[3]	50,000	49,762
7.500%, due 06/01/27[3]	20,000	20,298
7.500%, due 06/01/30[3]	20,000	20,624
Genesis Energy LP/Genesis Energy Finance Corp. 6.250%, due 05/15/26[5]	15,000	14,314
6.500%, due 10/01/25	20,000	19,813
7.750%, due 02/01/28	30,000	29,176
8.000%, due 01/15/27	15,000	14,762
8.875%, due 04/15/30	25,000	24,936
Harvest Midstream I LP 7.500%, due 09/01/28[3]	1,635,000	1,606,856
Hess Midstream Operations LP 5.500%, due 10/15/30[3]	1,800,000	1,692,000
Kinder Morgan, Inc. 5.550%, due 06/01/45	320,000	298,782
7.750%, due 01/15/32	1,400,000	1,594,123
Kinetik Holdings LP 5.875%, due 06/15/30[3]	45,000	43,256
MPLX LP 4.700%, due 04/15/48	378,000	313,195

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(concluded)
5.000%, due 03/01/33	200,000	$192,185
New Fortress Energy, Inc. 6.500%, due 09/30/26[3]	65,000	59,641
6.750%, due 09/15/25[3]	75,000	71,423
NuStar Logistics LP 5.625%, due 04/28/27[5]	15,000	14,555
5.750%, due 10/01/25	20,000	19,650
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 01/15/28[3]	5,000	4,600
6.000%, due 03/01/27[3]	30,000	28,429
6.000%, due 12/31/30[3]	35,000	31,068
6.000%, due 09/01/31[3]	30,000	26,099
7.500%, due 10/01/25[3]	25,000	25,044
Venture Global LNG, Inc. 8.125%, due 06/01/28[3]	20,000	20,328
8.375%, due 06/01/31[3]	20,000	20,294
		13,414,616
Private Equity—0.0%†
Carlyle Finance Subsidiary LLC 3.500%, due 09/19/29[3]	200,000	179,266
Real estate—0.0%†
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.250%, due 04/15/30[3]	25,000	18,013
5.750%, due 01/15/29[3]	75,000	55,497
		73,510
Real estate investment trusts—3.7%
American Tower Corp. 2.400%, due 03/15/25	165,000	156,390
Arbor Realty SR, Inc. Series QIB, 8.500%, due 10/15/27[3]	2,395,000	2,316,411
Blackstone Mortgage Trust, Inc. 3.750%, due 01/15/27[3,5]	3,450,000	2,966,406
Extra Space Storage LP 5.500%, due 07/01/30	1,350,000	1,348,352
5.700%, due 04/01/28[5]	595,000	598,314
Federal Realty OP LP 5.375%, due 05/01/28	1,160,000	1,144,937
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, due 06/15/26[3]	1,900,000	1,716,124
Iron Mountain, Inc. 4.875%, due 09/15/27[3]	15,000	14,069
4.875%, due 09/15/29[3]	45,000	40,591
5.000%, due 07/15/28[3]	10,000	9,260
5.250%, due 03/15/28[3]	45,000	42,211
5.250%, due 07/15/30[3]	30,000	27,120
5.625%, due 07/15/32[3]	30,000	27,027
MPT Operating Partnership LP/MPT Finance Corp. 3.500%, due 03/15/31	25,000	18,042
4.625%, due 08/01/29	45,000	35,744
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[3,5]	50,000	43,688
	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
5.875%, due 10/01/28[3,5]	45,000	$41,513
Realty Income Corp. 4.850%, due 03/15/30	645,000	626,687
Rexford Industrial Realty LP 5.000%, due 06/15/28	1,105,000	1,079,683
RHP Hotel Properties LP/RHP Finance Corp. 4.750%, due 10/15/27	50,000	47,015
7.250%, due 07/15/28[3]	30,000	30,451
RLJ Lodging Trust LP 4.000%, due 09/15/29[3,5]	50,000	41,910
SBA Tower Trust 6.599%, due 01/15/28[3]	3,100,000	3,144,496
Scentre Group Trust 1/Scentre Group Trust 2 4.375%, due 05/28/30[3]	1,715,000	1,607,348
Service Properties Trust 3.950%, due 01/15/28	35,000	27,412
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750%, due 04/15/28[3,5]	70,000	58,395
XHR LP 4.875%, due 06/01/29[3,5]	40,000	34,796
		17,244,392
Retail—0.5%
1011778 BC ULC/New Red Finance, Inc. 4.000%, due 10/15/30[3]	35,000	30,077
Bath & Body Works, Inc. 6.625%, due 10/01/30[3]	70,000	67,647
6.875%, due 11/01/35	20,000	18,562
Beacon Roofing Supply, Inc. 6.500%, due 08/01/30[3]	25,000	25,062
GYP Holdings III Corp. 4.625%, due 05/01/29[3]	20,000	17,864
Macy's Retail Holdings LLC 4.500%, due 12/15/34	30,000	21,886
5.125%, due 01/15/42	5,000	3,450
5.875%, due 04/01/29[3,5]	20,000	18,579
5.875%, due 03/15/30[3,5]	40,000	36,124
6.125%, due 03/15/32[3,5]	30,000	26,773
McDonald's Corp. 3.625%, due 09/01/49	130,000	100,936
Nordstrom, Inc. 4.375%, due 04/01/30[5]	1,960,000	1,653,280
SRS Distribution, Inc. 4.625%, due 07/01/28[3]	15,000	13,580
Walmart, Inc. 3.900%, due 09/09/25	260,000	255,188
Yum! Brands, Inc. 3.625%, due 03/15/31	45,000	38,572
5.375%, due 04/01/32	55,000	52,063
		2,379,643
Savings & loans—0.0%†
Nationwide Building Society (fixed, converts to FRN on 02/16/27), 2.972%, due 02/16/28[2,3]	200,000	181,060

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—1.0%
ams-OSRAM AG 7.000%, due 07/31/25[3,5]		1,685,000	$1,478,588
Analog Devices, Inc. 2.950%, due 10/01/51		75,000	52,182
Broadcom, Inc. 3.137%, due 11/15/35[3]		512,000	392,794
4.926%, due 05/15/37[3]		268,000	243,514
Intel Corp. 5.700%, due 02/10/53		1,475,000	1,503,845
Micron Technology, Inc. 4.975%, due 02/06/26		200,000	197,314
NXP BV/NXP Funding LLC 4.875%, due 03/01/24		200,000	197,442
NXP BV/NXP Funding LLC/NXP USA, Inc. 5.000%, due 01/15/33		415,000	397,931
ON Semiconductor Corp. 3.875%, due 09/01/28[3]		15,000	13,586
QUALCOMM, Inc. 6.000%, due 05/20/53		190,000	211,285
			4,688,481
Shipbuilding—0.0%†
Huntington Ingalls Industries, Inc. 2.043%, due 08/16/28		200,000	169,386
Software—0.2%
Central Parent, Inc./CDK Global, Inc. 7.250%, due 06/15/29[3,5]		30,000	29,669
Consensus Cloud Solutions, Inc. 6.500%, due 10/15/28[3,5]		30,000	25,950
Oracle Corp. 2.875%, due 03/25/31		200,000	170,046
3.850%, due 04/01/60		200,000	139,508
3.950%, due 03/25/51		215,000	161,424
4.000%, due 11/15/47		345,000	265,124
4.650%, due 05/06/30		100,000	96,790
5.550%, due 02/06/53		210,000	201,375
			1,089,886
Telecommunications—1.0%
Altice France SA 5.125%, due 07/15/29[3]		55,000	38,517
5.875%, due 02/01/27[3]	EUR	200,000	169,101
AT&T, Inc. 3.500%, due 09/15/53		275,000	186,511
C&W Senior Financing DAC 6.875%, due 09/15/27[3]		45,000	40,500
Ciena Corp. 4.000%, due 01/31/30[3,5]		30,000	26,253
CommScope, Inc. 4.750%, due 09/01/29[3]		105,000	80,891
Connect Finco SARL/Connect U.S. Finco LLC 6.750%, due 10/01/26[3]		1,665,000	1,596,267
Frontier Communications Holdings LLC 5.875%, due 10/15/27[3]		85,000	77,854
8.750%, due 05/15/30[3]		30,000	28,943
	Face amount[1]	Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Level 3 Financing, Inc. 3.750%, due 07/15/29[3]	50,000	$32,784
3.875%, due 11/15/29[3]	200,000	170,132
4.625%, due 09/15/27[3]	30,000	22,790
10.500%, due 05/15/30[3,5]	30,000	31,076
Motorola Solutions, Inc. 2.300%, due 11/15/30	200,000	160,870
Oztel Holdings SPC Ltd. 6.625%, due 04/24/28[3]	110,000	113,982
Rogers Communications, Inc. 3.800%, due 03/15/32	114,000	99,075
T-Mobile USA, Inc. 2.550%, due 02/15/31	200,000	166,199
3.400%, due 10/15/52	370,000	259,836
4.500%, due 04/15/50	205,000	175,176
4.800%, due 07/15/28[5]	100,000	98,050
Verizon Communications, Inc. 2.355%, due 03/15/32	510,000	407,247
2.987%, due 10/30/56	210,000	129,345
Vmed O2 U.K. Financing I PLC 4.750%, due 07/15/31[3]	45,000	37,985
Vodafone Group PLC 4.875%, due 06/19/49	275,000	241,529
		4,390,913
Transportation—0.0%†
MV24 Capital BV 6.748%, due 06/01/34[3]	33,624	30,904
XPO, Inc. 7.125%, due 06/01/31[3,5]	25,000	25,297
		56,201
Trucking & leasing—0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp. 5.550%, due 05/01/28[3]	735,000	723,622
5.700%, due 02/01/28[3]	980,000	970,171
6.050%, due 08/01/28[3]	650,000	651,909
		2,345,702
Water—0.0%†
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[3]	40,000	39,215
Total corporate bonds (cost—$248,007,725)		234,233,315
Loan assignments—4.3%
Chemicals—0.1%
INEOS Enterprises Holdings US Finco LLC 3 mo. USD Term SOFR + 3.750%, 9.127%, due 06/23/30[2]	665,000	654,613
Commercial services—0.6%
MPH Acquisition Holdings LLC 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%, 9.726%, due 09/01/28[2]	1,687,121	1,584,258

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Loan assignments—(continued)
Commercial services—(concluded)
Verscend Holding Corp. 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%, 9.433%, due 08/27/25[2]	1,096,608	$1,094,776
		2,679,034
Diversified financial services—0.3%
LendingTree, Inc. 1 mo. USD LIBOR + 3.750%, 9.183%, due 09/15/28[2]	1,606,884	1,320,329
Electric—0.0%†
Lightstone Holdco LLC 2022 Extended Term Loan B, 1 mo. USD Term SOFR + 5.750%, 11.069%, due 01/29/27[2]	89,193	80,293
2022 Extended Term Loan C, 1 mo. USD Term SOFR + 5.750%, 11.069%, due 01/29/27[2]	5,045	4,541
		84,834
Environmental control—0.3%
MIP V Waste Holdings LLC 1 mo. USD LIBOR + 3.250%, 8.683%, due 12/08/28[2]	1,456,313	1,427,187
Health care products—0.9%
Medline Borrower LP USD Term Loan B, 1 mo. USD Term SOFR + 3.250%, 8.683%, due 10/23/28[2]	1,617,713	1,600,065
Sotera Health Holdings LLC 6 mo. USD SOFR + 3.750%, 8.816%, due 12/11/26[2]	2,455,000	2,451,931
		4,051,996
Pharmaceuticals—0.3%
Jazz Financing Lux S.a.r.l. USD Term Loan, 1 mo. USD LIBOR + 3.500%, 8.933%, due 05/05/28[2]	1,546,865	1,544,931
Pipelines—0.7%
AL NGPL Holdings LLC 3 mo. USD Term SOFR + 3.750%, 9.293%, due 04/13/28[2]	1,530,000	1,528,087
Prairie ECI Acquiror LP Term Loan B, 1 mo. USD LIBOR + 4.750%, 10.169%, due 03/11/26[2]	70,000	69,539
UGI Energy Services LLC 1 mo. USD Term SOFR + 3.250%, 8.669%, due 02/22/30[2]	1,543,227	1,538,026
		3,135,652
Real estate investment trusts—0.2%
Starwood Property Trust, Inc. 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%, 8.569%, due 11/18/27[2]	1,014,900	1,009,196
	Face amount[1]	Value
Loan assignments—(concluded)
Software—0.3%
CDK Global, Inc. 2022 USD Term Loan B, 3 mo. USD Term SOFR + 4.250%, 9.492%, due 07/06/29[2]	1,492,500	$1,492,440
Polaris Newco LLC USD Term Loan B, 3 mo. USD LIBOR + 4.000%, 9.538%, due 06/02/28[2]	9,924	9,355
		1,501,795
Telecommunications—0.6%
CenturyLink, Inc. 2020 Term Loan A, 1 mo. USD Term SOFR + 2.000%, 7.433%, due 01/31/25[2]	1,345,214	1,189,397
Iridium Satellite LLC 1 Month CME Term SOFR Rates, 0.000%, due 11/04/26[11]	1,396,151	1,394,602
		2,583,999
Total loan assignments (cost—$20,151,143)		19,993,566
Mortgage-backed securities—9.3%
Adjustable Rate Mortgage Trust Series 2005-5, Class 2A1, 4.394%, due 09/25/35[2]	30,278	26,063
Banc of America Funding Trust Series 2005-D, Class A1, 4.466%, due 05/25/35[2]	168,199	157,337
Bank Series 2021-BN38, Class C, 3.217%, due 12/15/64[2]	51,000	32,770
Series 2019-BN17, Class C, 4.511%, due 04/15/52[2]	72,000	54,784
Bank of America Mortgage Trust Series 2002-G, Class 1A3, 5.750%, due 07/20/32[2]	73	70
Barclays Commercial Mortgage Trust Series 2019-C5, Class C, 3.710%, due 11/15/52	59,000	45,260
BBCMS Mortgage Trust Series 2022-C17, Class XA, 1.151%, due 09/15/55[2]	1,301,668	101,789
Bear Stearns ALT-A Trust Series 2006-1, Class 21A2, 4.104%, due 02/25/36[2]	271,131	188,090
Series 2004-9, Class 2A1, 4.124%, due 09/25/34[2]	77,611	71,354
Series 2005-7, Class 22A1, 4.375%, due 09/25/35[2]	264,367	163,361
Series 2003-3, Class 1A, 5.044%, due 10/25/33[2]	1,623	1,542
Bear Stearns ARM Trust Series 2004-7, Class 1A1, 0.000%, due 10/25/34[2]	89,987	73,110

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2004-6, Class 2A1, 3.675%, due 09/25/34[2]	199,531	$184,026
Series 2003-1, Class 6A1, 4.513%, due 04/25/33[2]	3,297	3,273
Series 2003-5, Class 2A1, 4.555%, due 08/25/33[2]	38,378	35,837
Series 2004-3, Class 1A2, 4.751%, due 07/25/34[2]	42,504	39,482
Benchmark Mortgage Trust Series 2020-B17, Class C, 3.371%, due 03/15/53[2]	143,000	101,813
Series 2020-B16, Class C, 3.655%, due 02/15/53[2]	118,000	86,229
Series 2019-B10, Class B, 4.180%, due 03/15/62[2]	56,000	45,911
BPR Trust Series 2022-OANA, Class D, 1 mo. USD SOFR + 3.695%, 8.917%, due 04/15/37[2,3]	348,000	338,540
BX Commercial Mortgage Trust Series 2021-VOLT, Class D, 1 mo. USD Term SOFR + 1.764%, 6.986%, due 09/15/36[2,3]	385,000	367,643
BX Trust Series 2019-OC11, Class C, 3.856%, due 12/09/41[3]	121,000	103,370
Series 2019-OC11, Class D, 3.944%, due 12/09/41[2,3]	231,000	192,786
Series 2022-CLS, Class B, 6.300%, due 10/13/27[3]	2,700,000	2,556,021
Series 2022-GPA, Class B, 1 mo. USD SOFR + 2.664%, 7.886%, due 10/15/39[2,3]	1,340,000	1,338,321
Series 2022-GPA, Class C, 1 mo. USD SOFR + 3.213%, 8.435%, due 10/15/39[2,3]	1,280,000	1,276,794
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F, 1 mo. USD Term SOFR + 2.664%, 7.887%, due 12/15/37[2,3]	100,000	96,801
Chase Mortgage Finance Trust Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	478,892	208,702
Series 2005-S3, Class A10, 5.500%, due 11/25/35	792,518	588,102
CHL Mortgage Pass-Through Trust Series 2005-HYB9, Class 5A1, 1 yr. USD LIBOR + 1.750%, 6.537%, due 02/20/36[2]	91,886	84,559
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class XA, 1.304%, due 02/10/48[2]	2,688,860	35,779
Series 2017-P8, Class C, 4.259%, due 09/15/50[2]	68,000	56,151
Series 2023-SMRT, Class C, 5.852%, due 06/10/28[2,3]	100,000	96,079
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2023-PRM3, Class C, 6.360%, due 07/10/28[2,3]	100,000	$96,739
Series 2023-PRM3, Class B, 6.360%, due 07/10/28[2,3]	1,120,000	1,112,758
Citigroup Mortgage Loan Trust, Inc. Series 2005-4, Class A, 5.169%, due 08/25/35[2]	80,592	80,129
Series 2005-6, Class A3, 1 yr. CMT + 1.800%, 6.430%, due 09/25/35[2]	810	801
Series 2005-6, Class A2, 1 yr. CMT + 2.150%, 6.780%, due 09/25/35[2]	6,193	6,189
Series 2005-11, Class A1A, 1 yr. CMT + 2.400%, 6.980%, due 05/25/35[2]	20,805	20,154
COMM Mortgage Trust Series 2014-LC15, Class XA, 1.039%, due 04/10/47[2]	7,242,295	17,239
Series 2014-UBS3, Class XA, 1.048%, due 06/10/47[2]	2,636,231	10,115
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1, 1 yr. MTA + 1.000%, 5.214%, due 12/25/35[2]	80,897	68,126
Series 2006-14CB, Class A1, 6.000%, due 06/25/36	1,189,833	655,879
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37	305,532	170,578
Series 2003-J3, Class 2A1, 6.250%, due 12/25/33	8,472	8,358
Crso Trust Brnd 7.913%, due 07/10/28[2]	1,130,000	1,141,157
CSAIL Commercial Mortgage Trust Series 2018-C14, Class C, 4.901%, due 11/15/51[2]	127,000	97,674
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 1 mo. USD Term SOFR + 0.634%, 5.881%, due 08/19/45[2]	102,919	87,820
FHLMC Multiclass Certificates Series 2020-RR04, Class X, 2.126%, due 02/27/29[2]	3,460,000	295,697
FHLMC REMIC Series 2764, Class LZ, 4.500%, due 03/15/34	224,141	214,656
Series 2921, Class PG, 5.000%, due 01/15/35	536,312	526,732
Series 2764, Class ZG, 5.500%, due 03/15/34	167,631	166,543
Series 2400, Class FQ, 30 day USD SOFR Average + 0.614%, 5.682%, due 01/15/32[2]	7,660	7,660
Series 2983, Class TZ, 6.000%, due 05/15/35	543,074	545,138
Series 3149, Class CZ, 6.000%, due 05/15/36	599,732	607,839

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Mortgage-backed securities—(continued)
FHLMC Structured Agency Credit Risk Debt Notes Series 2021-DNA7, Class M2, 30 day USD SOFR Average + 1.800%, 6.869%, due 11/25/41[2,3]	130,000	$127,561
Series 2018-HQA1, Class M2, 30 day USD SOFR Average + 2.414%, 7.484%, due 09/25/30[2]	519,606	525,023
Series 2022-DNA3, Class M1B, 30 day USD SOFR Average + 2.900%, 7.969%, due 04/25/42[2,3]	210,000	213,647
Series 2022-DNA4, Class M1B, 30 day USD SOFR Average + 3.350%, 8.419%, due 05/25/42[2,3]	436,000	448,428
Series 2022-DNA6, Class M1B, 30 day USD SOFR Average + 3.700%, 8.769%, due 09/25/42[2,3]	362,000	377,941
Series 2022-DNA2, Class M2, 30 day USD SOFR Average + 3.750%, 8.819%, due 02/25/42[2,3]	326,000	334,466
Series 2022-DNA5, Class M1B, 30 day USD SOFR Average + 4.500%, 9.569%, due 06/25/42[2,3]	192,000	204,960
Series 2022-HQA1, Class M2, 30 day USD SOFR Average + 5.250%, 10.319%, due 03/25/42[2,3]	383,000	408,136
FHLMC Structured Pass-Through Certificates Series T-54, Class 2A, 6.500%, due 02/25/43	324,045	334,637
Series T-58, Class 2A, 6.500%, due 09/25/43	156,871	157,191
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 5.467%, due 08/25/35[2]	8,059	5,736
FIVE Mortgage Trust Series 2023-V1, Class C, 6.405%, due 02/10/56[2]	96,000	87,656
FNMA Series 2004-W8, Class 2A, 6.500%, due 06/25/44	182,544	183,983
FNMA Connecticut Avenue Securities Series 2022-R01, Class 1M2, 30 day USD SOFR Average + 1.900%, 6.969%, due 12/25/41[2,3]	343,000	337,654
Series 2017-C06, Class 1M2, 30 day USD SOFR Average + 2.764%, 7.834%, due 02/25/30[2]	161,368	164,694
Series 2017-C06, Class 2M2, 30 day USD SOFR Average + 2.914%, 7.984%, due 02/25/30[2]	171,693	177,205
Series 2022-R07, Class 1M1, 30 day USD SOFR Average + 2.950%, 8.019%, due 06/25/42[2,3]	154,598	158,571
Series 2022-R04, Class 1M2, 30 day USD SOFR Average + 3.100%, 8.169%, due 03/25/42[2,3]	191,000	194,463
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2022-R01, Class 1B1, 30 day USD SOFR Average + 3.150%, 8.219%, due 12/25/41[2,3]	178,000	$178,937
Series 2023-R02, Class 1M2, 30 day USD SOFR Average + 3.350%, 8.419%, due 01/25/43[2,3]	144,000	148,599
Series 2022-R03, Class 1M2, 30 day USD SOFR Average + 3.500%, 8.569%, due 03/25/42[2,3]	475,000	491,146
Series 2023-R01, Class 1M2, 30 day USD SOFR Average + 3.750%, 8.819%, due 12/25/42[2,3]	227,000	237,248
Series 2022-R08, Class 1B1, 30 day USD SOFR Average + 5.600%, 10.669%, due 07/25/42[2,3]	336,000	359,520
FNMA REMIC Series 2006-65, Class GD, 6.000%, due 07/25/26	24,364	24,200
Series 2003-64, Class AH, 6.000%, due 07/25/33	652,346	659,903
Series 1999-W4, Class A9, 6.250%, due 02/25/29	64,864	64,816
Series 1993-160, Class ZB, 6.500%, due 09/25/23	34	33
Series 1993-163, Class ZA, 7.000%, due 09/25/23	8	8
GNMA Series 2020-86, Class WK, 1.000%, due 06/20/50	236,582	183,693
Series 2020-107, Class AB, 1.000%, due 07/20/50	311,486	243,111
Series 2020-112, Class KA, 1.000%, due 08/20/50	253,272	196,880
Series 2021-119, Class NC, 1.500%, due 07/20/51	226,541	184,681
Series 2021-103, Class HE, 2.000%, due 06/20/51	223,167	186,979
Series 2015-H20, Class FB, 1 mo. USD LIBOR + 0.600%, 4.564%, due 08/20/65[2]	750,085	746,449
Series 2018-38, Class WF, 1 mo. USD LIBOR + 0.300%, 5.505%, due 10/20/43[2]	700,577	658,859
Series 2017-182, Class FW, 1 mo. USD LIBOR + 0.350%, 5.555%, due 05/20/47[2]	235,493	219,058
GS Mortgage Securities Trust Series 2019-GC42, Class C, 3.692%, due 09/10/52[2]	122,000	91,730
Series 2015-GS1, Class AS, 4.037%, due 11/10/48[2]	169,000	150,445
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 4.134%, due 09/25/35[2]	87,911	83,356

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Mortgage-backed securities—(continued)
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 4.215%, due 07/19/35[2]	113,905	$83,814
Series 2004-11, Class 3A1A, 1 mo. USD Term SOFR + 0.814%, 6.061%, due 01/19/35[2]	16,652	14,686
INTOWN Mortgage Trust Series 2022-STAY, Class A, 1 mo. USD SOFR + 2.489%, 7.711%, due 08/15/39[2,3]	272,000	272,255
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class D, 3.450%, due 01/05/39[2,3]	284,000	183,822
JP Morgan Mortgage Trust Series 2005-A8, Class 1A1, 3.919%, due 11/25/35[2]	276,246	225,418
Series 2006-A4, Class 2A2, 4.335%, due 06/25/36[2]	139,950	103,224
Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C33, Class C, 4.558%, due 05/15/50[2]	103,000	86,845
Morgan Stanley Capital I Trust Series 2017-H1, Class B, 4.075%, due 06/15/50	44,000	38,300
Series 2017-H1, Class C, 4.281%, due 06/15/50[2]	123,000	97,230
Series 2018-H4, Class C, 5.070%, due 12/15/51[2]	80,000	66,454
MSWF Commercial Mortgage Trust Series 2023-1, Class C, 6.683%, due 05/15/56[2]	73,000	66,963
MTN Commercial Mortgage Trust Series 2022-LPFL, Class A, 1 mo. USD SOFR + 1.397%, 6.619%, due 03/15/39[2,3]	2,650,000	2,606,449
NAAC Reperforming Loan REMIC Trust Certificates Series 2004-R3, Class A1, 6.500%, due 02/25/35[3]	391,382	348,703
OAKST Commercial Mortgage Trust Series 2023-NLP, Class A, 6.095%, due 03/15/40[2,3]	2,640,000	2,620,921
One Bryant Park Trust Series 2019-OBP, Class A, 2.516%, due 09/15/54[3]	3,100,000	2,525,933
Onslow Bay Mortgage Loan Trust Series 2021-NQM4, Class A1, 1.957%, due 10/25/61[2,3]	310,070	249,055
Reperforming Loan REMIC Trust Series 2003-R4, Class 2A, 4.232%, due 01/25/34[2,3]	378,319	307,093
Series 2006-R1, Class AF1, 1 mo. USD Term SOFR + 0.454%, 5.753%, due 01/25/36[2,3]	313,591	286,240
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Residential Funding Mtg Sec I Trust Series 2004-S9, Class 1A23, 5.500%, due 12/25/34	149,083	$135,565
SCOTT Trust Series 2023-SFS, Class A, 5.910%, due 03/15/40[3]	1,125,000	1,109,162
Sequoia Mortgage Trust Series 2007-3, Class 1A1, 1 mo. USD LIBOR + 0.400%, 5.769%, due 07/20/36[2]	48,535	41,478
SG Residential Mortgage Trust Series 2021-2, Class A1, 1.737%, due 12/25/61[2,3]	492,778	400,623
Starwood Mortgage Residential Trust Series 2021-5, Class A1, 1.920%, due 09/25/66[2,3]	1,019,461	814,657
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 6.199%, due 07/25/34[2]	140,620	134,618
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 11A1, 1 mo. USD Term SOFR + 0.534%, 5.833%, due 04/25/36[2]	403,825	355,894
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1 mo. USD Term SOFR + 0.774%, 6.021%, due 09/19/32[2]	20,953	20,083
Taubman Centers Commercial Mortgage Trust Series 2022-DPM, Class B, 1 mo. USD SOFR + 2.932%, 8.154%, due 05/15/37[2,3]	179,000	173,631
Series 2022-DPM, Class C, 1 mo. USD SOFR + 3.777%, 8.999%, due 05/15/37[2,3]	150,000	143,944
Thornburg Mortgage Securities Trust Series 2007-4, Class 2A1, 3.505%, due 09/25/37[2]	130,894	127,493
Towd Point Mortgage Trust Series 2022-4, Class A1, 3.750%, due 09/25/62[3]	248,345	230,021
Verus Securitization Trust Series 2021-6, Class A1, 1.630%, due 10/25/66[2,3]	942,511	777,666
Series 2021-6, Class A3, 1.887%, due 10/25/66[2,3]	242,593	197,548
Series 2022-4, Class A3, 4.740%, due 04/25/67[2,3]	123,678	115,493
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR2, Class 2A1, 3.644%, due 03/25/36[2]	341,866	303,686
Series 2006-AR9, Class 1A, 1 yr. MTA + 1.000%, 5.214%, due 08/25/46[2]	244,049	229,109
Series 2002-AR6, Class A, 1 yr. MTA + 1.400%, 5.614%, due 06/25/42[2]	5,084	4,687

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Mortgage-backed securities—(concluded)
Series 2005-AR13, Class A1A1, 1 mo. USD Term SOFR + 0.694%, 5.993%, due 10/25/45[2]	196,870	$186,175
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class B, 3.811%, due 11/15/49	143,000	121,613
Series 2015-NXS4, Class C, 4.685%, due 12/15/48[2]	54,000	48,274
WFRBS Commercial Mortgage Trust Series 2014-C22, Class XA, 0.775%, due 09/15/57[2]	5,236,246	27,180
Series 2014-LC14, Class XA, 1.224%, due 03/15/47[2]	2,364,167	3,249
WMRK Commercial Mortgage Trust Series 2022-WMRK, Class C, 1 mo. USD SOFR + 4.083%, 9.305%, due 11/15/27[2,3]	3,100,000	3,086,402
Total mortgage-backed securities (cost—$45,405,442)		43,212,989
Non-U.S. government agency obligations—0.6%
Colombia—0.0%†
Colombia Government International Bonds 3.000%, due 01/30/30	50,000	40,155
Dominican Republic—0.0%†
Dominican Republic International Bonds 6.850%, due 01/27/45[3]	110,000	102,288
Egypt—0.0%†
Egypt Government International Bonds 5.875%, due 02/16/31[3]	30,000	18,557
8.500%, due 01/31/47[3]	155,000	90,204
		108,761
El Salvador—0.0%†
El Salvador Government International Bonds 9.500%, due 07/15/52[3]	25,000	17,465
Indonesia—0.1%
Indonesia Government International Bonds 4.625%, due 04/15/43[3]	165,000	156,346
Japan—0.1%
Japan Bank for International Cooperation 2.875%, due 07/21/27	300,000	279,802
Japan International Cooperation Agency 2.750%, due 04/27/27	300,000	277,195
		556,997
Mexico—0.1%
Mexico Government International Bonds 3.500%, due 02/12/34	175,000	146,575
4.400%, due 02/12/52	175,000	137,721
		284,296
	Face amount[1]	Value
Non-U.S. government agency obligations—(concluded)
Mongolia—0.0%†
Mongolia Government International Bonds 5.125%, due 04/07/26[3]	55,000	$51,864
Oman—0.0%†
Oman Government International Bonds 7.000%, due 01/25/51[3]	140,000	142,622
Panama—0.1%
Panama Government International Bonds 2.252%, due 09/29/32	80,000	61,406
3.298%, due 01/19/33	100,000	83,302
		144,708
Paraguay—0.0%†
Paraguay Government International Bonds 4.950%, due 04/28/31[3]	70,000	67,220
Qatar—0.0%†
Qatar Government International Bonds 4.400%, due 04/16/50[3]	60,000	54,229
Romania—0.1%
Romania Government International Bonds 3.000%, due 02/14/31[6]	104,000	87,075
3.625%, due 03/27/32[3]	50,000	42,870
4.000%, due 02/14/51[3]	60,000	43,530
		173,475
Saudi Arabia—0.1%
Saudi Government International Bonds 3.250%, due 11/17/51[3]	65,000	44,704
3.750%, due 01/21/55[3]	50,000	37,383
4.875%, due 07/18/33[3]	200,000	199,932
5.000%, due 01/18/53[3]	200,000	183,958
		465,977
South Africa—0.0%†
Republic of South Africa Government International Bonds 5.650%, due 09/27/47	90,000	67,320
5.750%, due 09/30/49	45,000	33,654
		100,974
Uruguay—0.0%†
Uruguay Government International Bonds 5.100%, due 06/18/50	50,000	49,834
Total non-U.S. government agency obligations (cost $2,903,390)		2,517,211
Municipal bonds—0.3%
Illinois—0.3%
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series B, 3.057%, due 01/01/34	1,400,000	1,168,737

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Municipal bonds—(concluded)
Texas—0.0%†
Texas Natural Gas Securitization Finance Corp., Revenue Bonds 5.102%, due 04/01/35	100,000	$100,270
Total municipal bonds (cost—$1,343,469)		1,269,007
U.S. government agency obligations—8.8%
FHLMC 2.500%, due 03/01/52	601,032	506,584
3.000%, due 06/01/52	520,322	456,019
3.500%, due 04/01/52	95,383	86,578
3.500%, due 05/01/52	517,399	469,168
3.500%, due 11/01/52	530,512	480,752
4.000%, due 09/01/52	239,203	223,435
4.000%, due 10/01/52	315,714	295,076
4.000%, due 11/01/52	458,285	427,933
4.000%, due 01/01/53	292,572	273,194
4.000%, due 04/01/53	296,077	276,434
4.500%, due 08/01/52	959,414	918,858
4.500%, due 09/01/52	472,951	452,906
4.500%, due 10/01/52	950,640	910,788
4.500%, due 01/01/53	242,198	231,933
5.000%, due 10/01/52	235,796	230,385
5.000%, due 11/01/52	236,328	230,938
5.000%, due 12/01/52	455,181	445,240
5.000%, due 04/01/53	244,676	239,048
5.000%, due 05/01/53	737,604	720,710
5.500%, due 04/01/53	561,944	558,228
5.500%, due 07/01/53	497,125	493,796
6.000%, due 06/01/53	226,323	228,188
6.000%, due 07/01/53	472,090	474,859
6.000%, due 08/01/53	198,644	199,809
7.645%, due 05/01/25	268,994	269,071
FHLMC ARM 1 yr. USD LIBOR + 1.815% 4.815%, due 03/01/36[2]	310	305
FNMA 2.500%, due 09/01/51	434,395	366,650
2.500%, due 10/01/51	517,264	436,445
2.500%, due 12/01/51	575,483	485,522
3.000%, due 02/01/52	525,204	461,051
3.000%, due 03/01/53	200,000	175,254
3.500%, due 05/01/52	296,670	269,144
3.500%, due 08/01/52	98,629	89,561
4.000%, due 06/01/52	256,002	239,246
4.000%, due 07/01/52	217,404	203,169
4.000%, due 10/01/52	94,971	89,536
4.500%, due 08/01/52	234,225	224,302
4.500%, due 09/01/52	750,734	719,043
4.500%, due 10/01/52	261,294	250,311
4.500%, due 05/01/53	192,728	184,971
5.000%, due 10/01/52	286,099	279,575
5.000%, due 12/01/52	550,641	538,006
5.000%, due 02/01/53	490,526	479,533
5.000%, due 03/01/53	410,776	401,371
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
5.000%, due 04/01/53	247,402	$241,983
5.000%, due 06/01/53	197,439	192,896
5.000%, due 07/01/53	199,588	195,677
5.188%, due 11/01/34[2]	1,219,414	1,214,547
5.500%, due 01/01/53	446,768	443,785
5.500%, due 02/01/53	239,498	237,899
6.000%, due 06/01/53	199,562	200,937
6.000%, due 07/01/53	496,289	499,200
FNMA ARM 1 yr. CMT + 2.104%, 3.682%, due 05/01/30[2]	16,257	15,781
1 yr. USD LIBOR + 1.420%, 3.795%, due 03/01/36[2]	8,053	7,878
1 yr. USD LIBOR + 1.603%, 3.978%, due 12/01/35[2]	13,025	12,849
1 yr. USD LIBOR + 1.780%, 4.030%, due 11/01/35[2]	3,324	3,303
1 yr. USD LIBOR + 1.942%, 4.192%, due 09/01/35[2]	37	37
1 yr. USD LIBOR + 1.838%, 4.211%, due 03/01/36[2]	14,563	14,428
1 yr. USD LIBOR + 1.912%, 4.287%, due 02/01/36[2]	14,660	14,554
1 yr. USD LIBOR + 1.815%, 4.323%, due 03/01/36[2]	15,519	15,355
1 yr. CMT + 2.405%, 4.655%, due 05/01/27[2]	614	606
6 mo. USD LIBOR + 1.538%, 4.663%, due 01/01/36[2]	2,603	2,567
1 yr. CMT + 2.229%, 4.930%, due 04/01/27[2]	3,644	3,602
FNMA ARM COFI 3.250%, due 11/01/26[2,4,12]	3,776	3,728
GNMA II 5.000%, due 12/20/49	45,791	45,584
GNMA II ARM 1 yr. CMT + 1.500%, 2.625%, due 07/20/25[2]	443	432
1 yr. CMT + 1.500%, 2.750%, due 11/20/23[2]	40	40
1 yr. CMT + 1.500%, 2.875%, due 05/20/26[2]	1,855	1,809
1 yr. CMT + 1.500%, 3.625%, due 01/20/26[2]	767	749
UMBS TBA 3.500%	235,000	212,972
4.000%	3,610,000	3,371,448
4.500%	2,465,000	2,360,832
5.000%	2,405,000	2,350,684
5.500%	8,070,000	8,016,443
3.500%	4,800,000	4,355,064
4.500%	900,000	862,564
Total U.S. government agency obligations (cost—$41,134,646)		40,893,158

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
U.S. Treasury obligations—13.5%
U.S. Treasury Bonds 1.375% due 08/15/50	805,000	$453,630
1.625% due 11/15/50	2,000,000	1,204,766
2.250% due 08/15/49	100,000	70,602
2.375% due 02/15/42	600,000	457,687
2.375% due 05/15/51	735,000	530,578
2.750% due 08/15/42	1,860,000	1,502,168
2.875% due 05/15/43	170,000	139,121
2.875% due 08/15/45	500,000	402,871
2.875% due 05/15/49	200,000	160,758
2.875% due 05/15/52	80,000	64,422
3.000% due 11/15/44	500,000	413,555
3.000% due 02/15/49	200,000	164,461
3.000% due 08/15/52	3,965,000	3,276,391
3.250% due 05/15/42	11,200,000	9,794,750
3.625% due 02/15/53	11,900,000	11,098,609
3.625% due 05/15/53	560,000	523,162
3.750% due 11/15/43	225,000	210,287
3.875% due 02/15/43	300,000	286,594
3.875% due 05/15/43	900,000	860,344
4.000% due 11/15/52	365,000	364,658
4.500% due 05/15/38	645,000	682,793
4.500% due 08/15/39	300,000	316,875
U.S. Treasury Inflation-Indexed Bonds 0.125% due 02/15/51	116,805	75,545
0.750% due 02/15/45	387,423	313,158
1.000% due 02/15/46	256,686	217,785
1.000% due 02/15/49	120,850	101,293
1.500% due 02/15/53	306,912	290,919
U.S. Treasury Inflation-Indexed Notes 0.125%, due 07/15/24	768,432	746,264
0.125% due 07/15/31	680,772	603,427
0.125% due 01/15/32	329,112	289,310
0.625% due 01/15/24	781,986	770,073
0.625% due 07/15/32	942,255	864,059
U.S. Treasury Notes 0.500% due 08/31/27	7,800,000	6,699,773
0.875% due 06/30/26	1,690,000	1,524,961
1.250% due 03/31/28	1,975,000	1,728,588
1.625% due 05/15/31	1,485,000	1,253,607
2.625% due 07/31/29	8,400,000	7,728,656
3.000% due 07/31/24	3,000,000	2,930,977
3.375% due 05/15/33	1,065,000	1,015,910
4.250% due 12/31/24	2,700,000	2,664,246
Total U.S. Treasury obligations (cost—$68,186,247)		62,797,633
	Number of shares
Common stocks—0.6%
Mortgage real estate investment—0.6%
Ellington Financial, Inc.,Series C8 (cost—$3,025,000)	121,000	2,746,700
	Number of shares	Value
Exchange traded funds—0.3%
Invesco Senior Loan ETF[5] (cost—$1,676,021)	73,013	$1,533,273
	Face amount[1]
Short-term investments—2.2%
Commercial paper—0.4%
Dominion Energy, Inc., 5.540% due 09/11/23	300,000	298,107
Enbridge U.S., Inc., 5.520% due 09/01/23[3]	300,000	298,574
Hitachi America Capital Ltd., 5.480% due 08/03/23[3]	250,000	249,924
Humana, Inc., 5.530% due 08/30/23[3]	250,000	248,886
Keurig Dr Pepper, Inc., 5.380% due 08/03/23[3]	250,000	249,925
L3harris Technologies, Inc., 5.680% due 09/25/23[3]	300,000	297,397
Walgreens Boots, 6.030% due 08/14/23[3]	250,000	249,456
Total commercial paper (cost—$1,892,269)		1,892,269
	Number of shares
Investment companies—1.4%
State Street Institutional U.S. Government Money Market Fund, 5.190%[13] (cost—$6,500,567)	6,500,567	6,500,567
Short-term U.S. Treasury obligations—0.4%
U.S. Treasury Bills 4.784% due 10/05/23[13,16]	325,000	321,914
4.972% due 10/12/23[13,16]	1,700,000	1,682,074
Total short-term U.S. Treasury obligations (cost—$2,005,991)		2,003,988
Total short-term investments (cost—$10,398,827)		10,396,824
Investment of cash collateral from securities loaned—3.6%
Money market funds—3.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[13] (cost—$16,541,243)	16,541,243	16,541,243

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

	Number of contracts	Notional amount		Value
Swaptions purchased—0.0%†
Put swaptions—0.0%†
1 Year USD SOFR Interest Rate Swap, strike @ 3.750% expires 09/12/23 (Counterparty: BOA; pay floating rate); underlying swap terminates 09/14/24	3,100,000	USD	3,100,000	$46,144
10 Year USD SOFR Interest Rate Swap, strike @ 3.850% expires 03/04/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/04/34	200,000	USD	200,000	3,304
10 Year USD SOFR Interest Rate Swap, strike @ 4.200% expires 09/06/23 (Counterparty: GS; pay floating rate); underlying swap terminates 09/08/33	300,000	USD	300,000	257
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
1 Year USD SOFR Interest Rate Swap, strike @ 5.429% expires 10/16/23 (Counterparty: DB; pay floating rate); underlying swap terminates 10/18/24	3,600,000	USD	3,600,000	$3,155
1 Year USD SOFR Interest Rate Swap, strike @ 5.425% expires 10/16/23 (Counterparty: BB; pay floating rate); underlying swap terminates 10/18/24	3,500,000	USD	3,500,000	3,116
Total swaptions purchased (cost—$37,561)				55,976
Total investments (cost—$525,114,124)—108.1%				502,220,288
Liabilities in excess of other assets—(8.1)%				(37,503,949)
Net assets—100.0%				$464,716,339

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,800	1,800,000	1 Year USD SOFR Interest Rate Swap, strike @ 3.878%, terminating 01/18/25	DB	Pay	01/16/24	$2,520	$(1,292)	$1,228
USD	1,800	1,800,000	1 Year USD SOFR Interest Rate Swap, strike @ 3.875%, terminating 01/18/25	BB	Pay	01/16/24	2,520	(1,286)	1,234
EUR	100	100,000	10 Year USD EURIBOR Interest Rate Swap, strike @ 2.870%, terminating 08/21/33	GS	Pay	08/17/23	408	(213)	195
USD	200	200,000	Secured Overnight Financing Rate Index, strike @ 3.670%, terminating 09/05/28	GS	Pay	08/31/23	530	(505)	25
Total							$5,978	$(3,296)	$2,682

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	5,900	5,900,000	1 Year USD SOFR Interest Rate Swap, strike @ 4.715%, terminating 09/13/24	MSCI	Pay	09/11/23	$16,520	$(33,914)	$(17,394)
USD	3,100	3,100,000	1 Year USD SOFR Interest Rate Swap, strike @ 4.750%, terminating 09/14/24	BOA	Pay	09/12/23	9,300	(16,842)	(7,542)
USD	3,100	3,100,000	1 Year USD SOFR Interest Rate Swap, strike @ 4.250%, terminating 09/14/24	BOA	Pay	09/12/23	15,500	(31,296)	(15,796)
USD	1,700	1,700,000	1 Year USD SOFR Interest Rate Swap, strike @ 5.100%, terminating 03/04/25	BOA	Pay	03/04/24	4,908	(3,649)	1,259
EUR	100	100,000	10 Year USD EURIBOR Interest Rate Swap, strike @ 3.270%, terminating 08/21/33	GS	Pay	08/17/23	408	(188)	220
USD	200	200,000	Secured Overnight Financing Rate Index, strike @ 4.170%, terminating 09/05/28	GS	Pay	08/31/23	530	(582)	(52)
Total							$47,166	$(86,471)	$(39,305)
Total swaptions written							$53,144	$(89,767)	$(36,623)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
19	USD	3 Month SOFR Futures	March 2024	$4,495,659	$4,494,687	$(972)
40	USD	3 Month SOFR Futures	June 2024	9,512,055	9,484,000	(28,055)
U.S. Treasury futures buy contracts:
101	USD	U.S. Long Bond Futures	September 2023	$12,791,066	$12,568,187	$(222,879)
28	USD	U.S. Treasury Note 10 Year Futures	September 2023	3,199,241	3,119,375	(79,866)
139	USD	U.S. Treasury Note 2 Year Futures	September 2023	28,578,359	28,221,344	(357,015)
164	USD	U.S. Treasury Note 5 Year Futures	September 2023	17,744,336	17,518,531	(225,805)
249	USD	Ultra U.S. Treasury Bond Futures	September 2023	33,535,175	32,922,469	(612,706)
39	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2023	4,631,273	4,562,391	(68,882)
Total				$114,487,164	$112,890,984	$(1,596,180)
Interest rate futures sell contracts:
40	USD	3 Month SOFR Futures	September 2024	$(9,555,088)	$(9,516,000)	$39,088
U.S. Treasury futures sell contracts:
35	USD	U.S. Long Bond Futures	September 2023	$(4,444,636)	$(4,355,313)	$89,323
24	USD	U.S. Treasury Note 10 Year Futures	September 2023	(2,736,845)	(2,673,750)	63,095
230	USD	U.S. Treasury Note 5 Year Futures	September 2023	(25,099,981)	(24,568,672)	531,309
57	USD	U.S. Treasury Ultra Bond Futures	September 2023	(7,647,067)	(7,536,469)	110,598
42	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2023	(5,016,930)	(4,913,344)	103,586
Total				$(54,500,547)	$(53,563,548)	$936,999
Net unrealized appreciation (depreciation)						$(659,181)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

Centrally cleared credit default swap agreements on credit indices—sell protection15

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX.NA.IG.S40	USD	4,200	06/20/28	Quarterly	1.000%	$(35,486)	$72,616	$37,130

Centrally cleared credit default swap agreements on corporate issues—sell protection15

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
AT&T, Inc., 3.800%, due 06/20/28	USD	400	06/20/28	Quarterly	1.000%	$1,538	$(567)	$971
Banco do Brasil SA, 4.625%, due 12/20/24	USD	100	12/20/24	Quarterly	1.000	1,708	(651)	1,057
Barclays Bank PLC, 1.500%, due 12/20/23	EUR	100	12/20/23	Quarterly	1.000	(42)	289	247
British Telecommunications PLC, 5.750%, due 06/20/28	EUR	100	06/20/28	Quarterly	1.000	(242)	(73)	(315)
T-Mobile USA, Inc., 4.750%, due 06/20/28	USD	200	06/20/28	Quarterly	5.000	(33,684)	36,632	2,948
Verizon Communications, Inc., 4.125%, due 06/20/28	USD	500	06/20/28	Quarterly	1.000	1,166	711	1,877
Total						$(29,556)	$36,341	$6,785

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Value	Unrealized appreciation (depreciation)
CAD	6,500	06/21/25	Semi-annual	4.000%	6 Month CAD CDOR	$(83,984)	$(13,521)
CAD	600	07/13/25	Semi-annual	4.820	6 Month CAD CDOR	(568)	(568)
CAD	1,400	07/14/25	Semi-annual	4.750	6 Month CAD CDOR	(2,750)	(2,887)
CAD	1,200	09/20/25	Semi-annual	3.750	6 Month CAD CDOR	(18,091)	(1,992)
EUR	200	03/09/33	Semi-annual	2.547	6 Month EURIBOR	(10,195)	(10,195)
JPY	180,000	09/20/43	Annual	12 Month JPY TONA	1.000%	47,403	32,678
USD	3,600	07/18/24	Annual	4.500	12 Month SOFR	(30,882)	(827)
USD	4,200	06/21/25	Annual	12 Month SOFR	3.750	89,900	18,860
USD	600	07/17/25	Annual	12 Month SOFR	4.600	2,550	2,627
USD	1,000	09/20/25	Annual	12 Month SOFR	3.500	22,065	3,203
USD	300	06/15/32	Annual	12 Month SOFR	1.750	50,306	9,237
USD	1,200	06/21/33	Annual	12 Month SOFR	3.000	71,407	49,881
USD	600	12/20/33	Annual	12 Month SOFR	3.500	5,150	1,925
USD	3,100	09/13/24	At Maturity	12 Month SOFR	5.150	4,546	4,506
Total						$146,857	$92,927

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	MYR	2,596,159	USD	556,710	08/16/23	$(19,561)
BB	USD	618,131	JPY	81,805,372	08/16/23	(41,868)
BB	USD	81,881	PEN	299,905	09/13/23	1,083
BNP	EUR	1,073,000	USD	1,177,337	08/02/23	(2,426)
BNP	PEN	3,140,591	USD	860,153	08/01/23	(11,265)
BNP	TWD	1,865,169	USD	61,091	08/22/23	1,598
BNP	USD	184,608	EUR	164,000	08/02/23	(4,290)
BNP	USD	873,284	PEN	3,140,591	08/01/23	(1,866)
BNP	USD	150,484	THB	5,164,413	09/20/23	1,082
BOA	IDR	66,613,097	USD	4,449	09/26/23	33
BOA	TWD	1,847,391	USD	60,972	09/20/23	1,842
BOA	USD	877,413	AUD	1,298,000	08/16/23	(5,127)
CITI	CAD	35,000	USD	26,423	08/02/23	(120)
CITI	CNH	45,000	USD	6,454	08/16/23	150
CITI	PEN	3,140,592	USD	873,284	08/01/23	1,866
CITI	PEN	1,471,183	USD	376,618	08/14/23	(31,254)
CITI	PEN	3,140,592	USD	880,951	08/14/23	10,252
CITI	TWD	5,063,258	USD	165,692	08/22/23	4,190
CITI	USD	465,399	AUD	688,000	08/16/23	(3,047)
CITI	USD	278	EUR	252	10/19/23	0
CITI	USD	881,817	PEN	3,140,592	08/01/23	(10,399)
DB	CAD	40,000	USD	30,361	08/02/23	26
DB	CNH	7,969	USD	1,147	08/16/23	31
GS	MXN	447,054	USD	25,548	10/16/23	(786)
GS	USD	256,444	IDR	3,900,000,000	10/19/23	2,051
GS	USD	106,209	PEN	387,556	08/14/23	1,237
GS	USD	268,735	PEN	986,427	09/20/23	4,008
GS	USD	285,921	TWD	8,701,707	09/20/23	(7,403)
HSBC	EUR	421,000	USD	466,723	08/02/23	3,834
HSBC	JPY	2,300,000	USD	16,449	08/16/23	247
HSBC	USD	126,692	PEN	452,247	08/25/23	(1,412)
JPMCB	EUR	1,330,000	USD	1,483,658	09/05/23	18,941
JPMCB	GBP	652,000	USD	824,564	08/02/23	(12,180)
JPMCB	USD	1,481,221	EUR	1,330,000	08/02/23	(18,885)
JPMCB	USD	25,110	IDR	373,866,810	09/20/23	(327)
JPMCB	USD	101,204	JPY	13,444,091	08/16/23	(6,499)
JPMCB	USD	646,915	PEN	2,381,941	09/20/23	11,682
JPMCB	USD	327,438	THB	11,228,504	09/20/23	2,099
Net unrealized appreciation (depreciation)						$(112,463)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$62,881,452	$3,147,941	$66,029,393
Corporate bonds	—	234,233,315	—	234,233,315
Loan assignments	—	19,993,566	—	19,993,566
Mortgage-backed securities	—	43,212,989	—	43,212,989
Non-U.S. government agency obligations	—	2,517,211	—	2,517,211
Municipal bonds	—	1,269,007	—	1,269,007
U.S. government agency obligations	—	40,889,430	3,728	40,893,158
U.S. Treasury obligations	—	62,797,633	—	62,797,633
Common stocks	2,746,700	—	—	2,746,700
Exchange traded funds	1,533,273	—	—	1,533,273
Short-term investments:
Investment companies	—	6,500,567	—	6,500,567
Short-term U.S. Treasury obligations	—	2,003,988	—	2,003,988
Commercial paper	—	1,892,269	—	1,892,269
Investment of cash collateral from securities loaned	—	16,541,243	—	16,541,243
Swaptions Purchased	—	55,976	—	55,976
Futures contracts	936,999	—	—	936,999
Swap agreements	—	403,575	—	403,575
Forward foreign currency contracts	—	66,252	—	66,252
Total	$5,216,972	$495,258,473	$3,151,669	$503,627,114
Liabilities
Swaptions written	$—	$(89,767)	$—	$(89,767)
Futures contracts	(1,596,180)	—	—	(1,596,180)
Swap agreements	—	(147,761)	—	(147,761)
Forward foreign currency contracts	—	(178,715)	—	(178,715)
Total	$(1,596,180)	$(416,243)	$—	$(2,012,423)

At July 31, 2023, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Portfolio.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Floating or variable rate securities. The rates disclosed are as of July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $174,503,247, represented 37.6% of the Portfolios net assets at period end.

4  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2023

Portfolio footnotes—(concluded)

5  Security, or portion thereof, was on loan at the period end.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  Bond interest in default.

10  Zero coupon bond.

11  Position is unsettled. Contract rate was not determined at July 31, 2023 and does not take effect until settlement.

12  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

13  Rates shown reflect yield at July 31, 2023.

14  Payments made or received are based on the notional amount.

15  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

16  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned 0.74% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg US Municipal 3-15 Year Blend Index (the "benchmark") returned 0.95%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 81. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments (unaudited)2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.) The Portfolio outperformed its benchmark during the reporting period. Sector allocation and issuer selection were the largest contributors to returns versus the benchmark. Duration and yield curve positioning had mixed results, but when combined led to positive returns.

Sector allocation was a contributor, led by an overweight exposure to revenue bonds, including airport, hospital, and tobacco bonds. They offer higher yield profiles and performed well amid steady demand for income-seeking investors. An overweight exposure to pre-paid gas revenue bonds hurt performance, as this market segment lagged the benchmark amid banking sector stress. Among higher grade issues, the Portfolio was underweight both state and local general obligation bonds, which was additive relative to the benchmark, along with being underweight US Treasury-backed pre-refunded issues, which lagged. Security selection was favorable among health care credits, including Indiana University Health AA-rated and St. John Baptist Parish LA. Laggards included special tax issues like Salt River Agricultural Improvement plus public power issues such as Illinois Municipal Electric.

From a quality perspective, being overweight higher yielding BBB rated bonds was additive; they outperformed higher rated AAA and AA rated issues, as investor demand for yield was strong. Interest rates moved higher amid heightened uncertainty surrounding the debt ceiling crisis and steady rate increases from the Fed. Municipal AAA yield increases were as follows: 2-year +133 basis points (bps) (i.e., 1.33%), 5-year +77 bps (i.e., 0.77%), 10-year +26 bps (i.e., 0.26%), and 30-year +65 bps (i.e., 0.65%) during the reporting period. The Portfolio averaged a modestly long duration posture versus the benchmark, which was a slight detractor during the rate sell off. From a yield curve perspective, the Portfolio had a barbell posture, with an overweight to bonds with less than two year maturities, coupled with an overweight to 10-12 year bonds. This positioning contributed overall.

No derivatives were used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Insight North America LLC (formerly, Mellon Investments Corporation) ("Insight")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

Insight: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

PACE Municipal Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.48%	1.33%	2.01%
Class Y2	0.69	1.58	2.26
Class P3	0.74	1.59	2.28
After deducting maximum sales charge
Class A1	(1.75)	0.88	1.78
Bloomberg US Municipal 3-15 Year Blend Index[4]	0.95	1.92	2.55

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—0.87% and 0.82%; Class Y—1.32% and 0.57%; and Class P—0.62% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Bloomberg US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Municipal Fixed Income Investments

PACE Municipal Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Characteristics
Weighted average duration	4.80 yrs.
Weighted average maturity	8.53 yrs.
Average coupon	4.63%
Top five states
Texas	9.9%
Illinois	8.5
Pennsylvania	7.7
New York	6.4
Indiana	5.7
Total	38.2%
Credit rating
AA	21.7%
A+	12.9
AA-	10.7
A-	9.7
AA+	9.6
A	7.4
BBB+	2.2
AAA	2.0
BBB	1.4
BBB-	1.2
NR	20.2
Cash equivalents and other assets less liabilities	1.0
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Municipal bonds—99.0%
Alabama—2.8%
Black Belt Energy Gas District, Revenue Bonds, Series A-1, 4.000%, due 10/01/49[1]	$2,000,000	$1,987,769
Lower Alabama Gas District Gas, Revenue Bonds, Series A, 5.000%, due 09/01/31	1,500,000	1,554,261
Lower Alabama Gas District, Gas Project, Revenue Bonds 4.000%, due 12/01/50[1]	2,500,000	2,480,457
		6,022,487
Alaska—0.7%
City of Anchorage AK Wastewater, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31	1,395,000	1,490,517
Arizona—3.1%
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds, Series A, 4.000%, due 11/01/35	2,000,000	1,991,498
Arizona Industrial Development Authority, Revenue Bonds, Series 2019-2, 3.625%, due 05/20/33	932,995	854,285
City of Phoenix Civic Improvement Corp., City of Phoenix AZ Airport, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/30	1,000,000	1,079,562
Salt River Project Agricultural Improvement & Power District, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/36	1,475,000	1,512,151
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,059,626
		6,497,122
Arkansas—0.7%
City of Fort Smith AR Water & Sewer, Refunding, Revenue Bonds 5.000%, due 10/01/34	1,320,000	1,422,561
California—1.5%
California Housing Finance Agency, Revenue Bonds, Series 2021-1, 3.500%, due 11/20/35	1,448,142	1,355,944
California State, Refunding, GO Bonds 5.000%, due 04/01/33	1,710,000	1,918,832
		3,274,776
Colorado—2.0%
Colorado Health Facilities Authority, Refunding, Revenue Bonds Series B, 5.000%, due 11/15/49[1]	1,500,00	1,573,867
	Face amount	Value
Municipal bonds—(continued)
Colorado—(concluded)
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Health System, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	$1,500,000	$1,685,851
Denver City & County Airport, Revenue Bonds, AMT, Series A, 5.500%, due 11/15/26	1,000,000	1,003,477
		4,263,195
Connecticut—2.3%
State of Connecticut Special Tax, Revenue Bonds Series A, 4.000%, due 05/01/36	1,000,000	1,041,591
Series A, 4.000%, due 05/01/39	2,650,000	2,673,860
Series B, 5.000%, due 10/01/30	1,000,000	1,098,727
		4,814,178
District of Columbia—2.0%
District of Columbia, Income Tax Revenue, Revenue Bonds, Series A, 5.000%, due 07/01/41	1,500,000	1,687,847
Metropolitan Washington Airports Authority, Refunding, Revenue Bonds, AMT, Series A, 5.000%, due 10/01/28	2,500,000	2,638,025
		4,325,872
Florida—4.5%
Central Florida Expressway Authority Senior Lien, Revenue Bonds, AGM, Series D, 5.000%, due 07/01/35	1,500,000	1,715,765
Citizens Property Insurance Inc, Revenue Bonds, Series A1, 5.000%, due 06/01/25	3,250,000	3,310,829
County of Polk FL Utility System, Refunding, Revenue Bonds 5.000%, due 10/01/35	625,000	713,144
JEA Electric System, Refunding, Revenue Bonds, Series 3-A, 5.000%, due 10/01/34	1,630,000	1,815,304
Orange County Convention Center/Orlando, Refunding, Revenue Bonds, Series B, 5.000%, due 10/01/30	1,885,000	1,988,844
		9,543,886

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Municipal bonds—(continued)
Georgia—4.7%
City of Atlanta GA Water & Wastewater Revenue, Refunding, Revenue Bonds, Series A, 5.000%, due 11/01/31	$1,000,000	$1,085,216
Fulton County Development Authority of Georgia, Piedmont Healthcare, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/27	1,500,000	1,568,568
Fulton County Development Authority of Georgia, WellStar Health System, Revenue Bonds, Series A, 5.000%, due 04/01/36	1,000,000	1,043,670
Georgia Ports Authority, Revenue Bonds 5.000%, due 07/01/41	1,500,000	1,676,819
Main Street Natural Gas, Inc., Revenue Bonds Series A, 5.500%, due 09/15/28	1,500,000	1,589,422
Series C, 5.000%, due 09/01/53[1]	1,000,000	1,051,189
Municipal Electric Authority of Georgia, Plant Vogtle Unis 3&4 Project, Revenue Bonds, Series A, 5.000%, due 01/01/33	1,000,000	1,068,538
Savannah Economic Development Authority, International Paper Company, Refunding, Revenue Bonds, Series B, 1.900%, due 08/01/24	1,000,000	966,258
		10,049,680
Hawaii—0.5%
Hawaii Airports System, Revenue Bonds, AMT, Series A, 5.000%, due 07/01/29	1,000,000	1,065,020
Illinois—8.5%
Chicago O'Hare International Airport Senior Lien, Refunding, Revenue Bonds, Series B, 5.000%, due 01/01/35	1,000,000	1,038,442
Chicago O'Hare International Airport, Refunding, Revenue Bonds, AMT, Series A, 5.000%, due 01/01/29	2,500,000	2,529,982
Chicago Waterworks Second Lien, Refunding, Revenue Bonds, AGM, Series 2017-2, 5.000%, due 11/01/31	1,000,000	1,062,967
Chicago Waterworks Senior Lien, Revenue Bonds, Series A-1, 5.000%, due 11/01/29	1,920,000	2,003,086
Illinois County of Cook Sales Tax, Refunding, Revenue Bonds 5.000%, due 11/15/35	2,500,000	2,649,997
	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
Illinois Municipal Electric Agency, Refunding, Revenue Bonds, Series A, 5.000%, due 02/01/32	$2,500,000	$2,555,628
Illinois Sports Facilities Authority, Refunding, Revenue Bond, BAM 5.000%, due 06/15/28	1,000,000	1,041,499
Regional Transportation Authority, Refunding, Revenue Bonds, AGM 6.000%, due 06/01/25	1,000,000	1,023,829
Regional Transportation Authority, Revenue Bonds 6.500%, due 07/01/30	1,000,000	1,183,863
Sales Tax Securitization Corp. Second Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/36	1,770,000	1,895,312
University of Illinois, Auxiliary Facilities System, Revenue Bonds, Series A, 5.000%, due 04/01/30	1,000,000	1,004,953
		17,989,558
Indiana—5.7%
Indiana Finance Authority First Lien, CWA Authority, Inc., Refunding, Revenue Bonds, Series S, 4.000%, due 10/01/36	2,020,000	2,062,983
Indiana Finance Authority, Indiana University Health Inc Obligated Group, Revenue Bonds, Series B, 2.250%, due 12/01/58[1]	5,250,000	5,099,850
Indiana Finance Authority, Marion County Capital Improvement Board, Refunding, Revenue Bonds, Series A, 5.250%, due 02/01/35	1,000,000	1,036,371
Richmond Hospital Authority, Reid Hospital & Health Care Services, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,055,000	2,091,386
Whiting City, BP Products North America, Inc., Revenue Bonds, AMT 5.000%, due 11/01/47[1]	1,840,000	1,864,073
		12,154,663
Iowa—0.3%
Iowa Tobacco Settlement Authority, Refunding, Revenue Bonds, Series A-2 Class 1, 5.000%, due 06/01/33	500,000	548,445

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Municipal bonds—(continued)
Kentucky—2.8%
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds, Series B, 4.000%, due 01/01/49[1]	$3,750,000	$3,749,032
Kentucky Public Energy Authority, Revenue Bonds Series A, 4.000%, due 04/01/48[1]	1,250,000	1,249,152
Series A, 4.000%, due 12/01/50[1]	1,000,000	997,726
		5,995,910
Louisiana—2.1%
Jefferson Sales Tax District, Revenue Bonds, AGM, Series B, 4.000%, due 12/01/32	1,895,000	1,972,399
New Orleans Aviation Board Louis Armstrong New Orleans International Airport, Revenue Bonds, AMT, AGM, Series B, 5.000%, due 01/01/28	1,500,000	1,522,600
Parish of St John the Baptist LA, Marathon Oil Corp, Refunding, Revenue Bonds, Series A-3, 2.200%, due 06/01/37[1]	1,000,000	943,305
		4,438,304
Maryland—0.8%
Maryland State Transportation Authority Passenger Facility Charge Revenue, Baltimore/Washington International, Revenue Bonds, AMT 5.000%, due 06/01/24	1,700,000	1,716,794
Massachusetts—1.0%
Commonwealth of Massachusetts, GO Bonds, Series D, 4.000%, due 05/01/34	2,000,000	2,109,434
Michigan—3.4%
Great Lakes Water Authority Water Supply System Second Lien, Refunding, Revenue Bonds, Series D, 5.000%, due 07/01/26	1,100,000	1,153,029
Michigan Finance Authority Prerefunded, Revenue Bonds 5.000%, due 08/01/33	50,000	50,748
Michigan Finance Authority Senior Lien, Great Lakes Water Authority Sewage Disposal System Revenue, Revenue Bonds, AGM, Series C-3, 5.000%, due 07/01/30	1,500,000	1,517,683
Michigan State Strategic Fund Improvement Project, State of Michigan Department of Transportation, Revenue Bonds, AMT, Series P3, 5.000%, due 06/30/32	3,300,000	3,456,564
	Face amount	Value
Municipal bonds—(continued)
Michigan—(concluded)
Saginaw Hospital Finance Authority, Covenant Healthcare System, Refunding, Revenue Bonds, Series J, 5.000%, due 07/01/28	$1,000,000	$1,062,159
		7,240,183
Missouri—1.5%
Missouri State Health & Educational Facilities Authority, Coxhealth, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/34	2,000,000	2,048,300
Missouri State Health & Educational Facilities Authority, Saint Luke's Health System, Refunding, Revenue Bonds 5.000%, due 11/15/28	1,000,000	1,044,770
		3,093,070
Nebraska—0.7%
Nebraska Public Power District, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/31	1,300,000	1,412,105
Nevada—0.2%
City of Reno Reno First Lien, County of Washoe NV Sales Tax Revenue, Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/33	500,000	535,569
New Jersey—5.1%
New Jersey Health Care Facilities Financing Authority, Valley Health System, Revenue Bonds 5.000%, due 07/01/33	1,000,000	1,090,395
New Jersey Transportation Trust Fund Authority, Transportation Program Notes, Revenue Bonds, Series S, 5.000%, due 06/15/30	1,000,000	1,087,634
Tobacco Settlement Financing Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	8,000,000	8,582,121
		10,760,150
New Mexico—1.0%
New Mexico Educational Assistance Foundation, Refunding, Revenue Bonds, Series 1A, 5.000%, due 09/01/28	2,000,000	2,125,520
New York—6.3%
City Of New York NY, GO Bonds, Series B, Subseries B-1, 5.250%, due 10/01/41	1,180,000	1,341,431
New York City Refunding, GO Bonds, Series A-1, 5.000%, due 08/01/32	1,270,000	1,447,561

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York State Dormitory Authority, Personal Income Tax, Refunding, Revenue Bonds, Series E, 4.000%, due 03/15/42	$2,860,000	$2,826,919
New York State Urban Development Corp., Revenue Bonds, Series A, 4.000%, due 03/15/39	2,600,000	2,605,262
New York Transportation Development Corp., JFK International Air Terminal LLC, Revenue Bonds, AMT 5.000%, due 12/01/35	2,000,000	2,153,458
5.000%, due 12/01/36	1,000,000	1,065,652
New York Transportation Development Corp., Laguardia Gateway Partners LLC, Revenue Bonds, AMT, Series A, 5.000%, due 07/01/34	1,000,000	1,005,153
TSASC, Inc., Refunding, Revenue Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,036,937
		13,482,373
North Carolina—1.4%
Charlotte NC Airport Revenue, Revenue Bonds, Series B, 5.000%, due 07/01/36	1,540,000	1,680,035
North Carolina Turnpike Authority Senior Lien, Refunding, Revenue Bonds, AGM 5.000%, due 01/01/26	1,250,000	1,298,776
		2,978,811
Ohio—0.9%
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds, Series C, 2.750%, due 01/01/52[1]	1,980,000	1,933,106
Oklahoma—0.3%
Oklahoma Municipal Power Authority, Power Supply System, Revenue Bonds, AGM, Series A, 4.000%, due 01/01/33	650,000	677,832
Pennsylvania—7.7%
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds, Series A, 5.000%, due 04/01/29	3,190,000	3,386,962
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds 5.000%, due 06/01/31	1,500,000	1,611,484
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges, Revenue Bonds 5.000%, due 06/30/34	2,200,000	2,442,467
	Face amount	Value
Municipal bonds—(continued)
Pennsylvania—(concluded)
Pennsylvania Housing Finance Agency, Refunding, Revenue Bonds, Series 134B, 5.000%, due 10/01/27	$1,250,000	$1,312,898
Pennsylvania Turnpike Commission, Motor License, Refunding, Revenue Bonds, Series SPL, 5.000%, due 12/01/33	1,500,000	1,615,283
Philadelphia Airport PA, Refunding, Revenue Bonds, AMT, Series B, 5.000%, due 07/01/32	1,250,000	1,307,947
Philadelphia School District Prerefunded, Refunding, GO Bonds, Series F, 5.000%, due 09/01/30	10,000	10,606
Philadelphia School District, GO Bonds Series A, 4.000%, due 09/01/35	1,500,000	1,520,764
Series A, 5.000%, due 09/01/31	1,000,000	1,080,286
Southeastern Pennsylvania Transportation Authority, Revenue Bonds 5.250%, due 06/01/40	1,750,000	1,978,817
		16,267,514
Rhode Island—0.6%
Rhode Island Student Loan Authority, Student Loan, Revenue Bonds, AMT, Series A-SENIOR BONDS, 5.000%, due 12/01/30	1,125,000	1,220,033
South Carolina—0.7%
Piedmont Municipal Power Agency, Catawba Project Power Sales, Revenue Bonds, Series B, 4.000%, due 01/01/34	1,500,000	1,517,949
Tennessee—4.4%
City of Memphis TN, Electric System, Revenue Bonds, Series A, 5.000%, due 12/01/31	1,400,000	1,607,227
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University, Refunding, Revenue Bonds, Series S, 5.000%, due 10/01/35	1,350,000	1,376,286
Metropolitan Government of Nashville & Davidson County TN, GO Bonds 4.000%, due 07/01/33	1,500,000	1,555,918
Series C, 4.000%, due 01/01/32	3,000,000	3,219,288

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount	Value
Municipal bonds—(continued)
Tennessee—(concluded)
Tennessee Energy Acquisition Corp., Revenue Bonds, Series A, 5.250%, due 09/01/26	$1,500,000	$1,529,929
		9,288,648
Texas—9.9%
Brazos Higher Education Authority, Inc., Student Loan Program, Revenue Bonds, AMT, Series 1A, 5.000%, due 04/01/30	1,000,000	1,060,065
Central Texas Turnpike System, Refunding, Revenue Bonds, Series C, 5.000%, due 08/15/31	2,000,000	2,024,725
El Paso Texas, GO Bonds 5.000%, due 08/15/34	2,000,000	2,100,221
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, Refunding, Revenue Bonds, Series A, 4.000%, due 10/01/35	1,750,000	1,789,091
Harris County-Houston Sports Authority Senior Lien, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/29	1,000,000	1,017,719
Houston Airport System, Refunding, Revenue Bonds, Series B, 5.000%, due 07/01/29	2,000,000	2,184,707
Katy Independent School District, CIB, Refunding, GO Bonds, Series A, 3.000%, due 02/15/32	2,375,000	2,355,678
North Texas Tollway Authority, North Texas Tollway System, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/34	2,775,000	2,823,672
Plano Independent School District, GO Bonds 5.000%, due 02/15/43	1,000,000	1,108,576
State of Texas, Refunding, GO Bonds, Series B, 4.000%, due 08/01/31	250,000	253,549
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott and White Health, Refunding, Revenue Bonds, Series A, 5.000%, due 11/15/32	1,000,000	1,048,407
University of Houston, Refunding, Revenue Bonds, Series C, 5.000%, due 02/15/29	2,000,000	2,082,905
West Travis County Public Utility Agency, Refunding, Revenue Bonds, BAM 5.000%, due 08/15/30	1,000,000	1,078,793
		20,928,108
	Face amount	Value
Municipal bonds—(concluded)
Virginia—1.0%
Hampton Roads Transportation Accountability Commission Senior Lien, Revenue Bonds, Series A, 5.000%, due 07/01/26	$1,000,000	$1,055,337
Virginia Small Business Financing Authority, Capital Beltway Express LLC, Revenue Bonds 5.000%, due 12/31/42	1,000,000	1,042,741
		2,098,078
Washington—5.0%
Energy Northwest, Refunding, Revenue Bonds, Series A, 5.000%, due 07/01/35	1,250,000	1,457,166
Grant County Public Utility District No. 2 Electric Revenue, Refunding, Revenue Bonds, Series R, 2.000%, due 01/01/44[1]	1,000,000	957,239
Port of Seattle, Intermediate Lien, Revenue Bonds, AMT 5.000%, due 04/01/28	2,500,000	2,658,883
Port of Seattle, Revenue Bonds, AMT, Series C, 5.000%, due 04/01/32	1,955,000	1,974,471
State of Washington, GO Bonds, Series B, 5.000%, due 02/01/43	1,000,000	1,113,251
State of Washington, Refunding, GO Bonds, Series R-2022-C, 4.000%, due 07/01/36	1,500,000	1,572,440
Washington State Housing Finance Commission, Revenue Bonds, Series A-1, 3.500%, due 12/20/35	968,351	894,579
		10,628,029
Wisconsin—2.9%
City of Milwaukee, GO Bonds, AGM, Series B4, 5.000%, due 04/01/35	2,000,000	2,213,257
Public Finance Authority KU, Campus Development Corp. project, University of Kansas, Revenue Bonds 5.000%, due 03/01/34	1,500,000	1,554,781
Public Finance Authority, Duke Energy Progress LLC, Refunding, Revenue Bonds, Series A-2, 3.700%, due 10/01/46[1]	2,330,000	2,346,667
		6,114,705
Total municipal bonds (cost—$217,137,276)		210,024,185

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Short-term investments—0.3%
Investment companies—0.3%
State Street Institutional U.S. Government Money Market Fund, 5.190%[2] (cost—$574,737)	574,737	$574,737
Total investments (cost—$217,712,013)—99.3%		210,598,922
Other assets in excess of liabilities—0.7%		1,498,185
Net assets—100.0%		$212,097,107

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$210,024,185	$—	$210,024,185
Short-term investments:
Investment companies	—	574,737	—	574,737
Total	$—	$210,598,922	$—	$210,598,922

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Floating or variable rate securities. The rates disclosed are as of July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

2  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned -3.45% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Global Aggregate Index (the "benchmark") returned -2.72%, and the Bloomberg Global Aggregate ex-USD 50% Hedged Index returned -2.45%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 92. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments (unaudited)2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.) The Portfolio outperformed its benchmark during the reporting period. This was driven by contributions from sector allocation/security selection and currency overlay, while duration positioning was the main detractor.

The Portfolio was underweight US duration at the start of the reporting period, due to our view that strong inflation and a hawkish Fed would push yields higher. This was switched to overweight duration due to slowing inflation and subsequently rising recession risks. The Portfolio had a yield curve flattening bias coming into the Silicon Valley Bank (SVB) collapse, which hurt performance in March 2023.

In terms of sector positioning, the Portfolio's allocation to agency mortgages contributed to performance. We switched from an underweight to an overweight over the period due to attractive valuations. Elsewhere, the Portfolio was underweight investment-grade corporate credit for most of the period due to our cautious view of risk assets, and neutral high-yield view.

Within our currency overlay, the Portfolio was overweight the US dollar versus the euro at the start of the period, which contributed to results. Over the fourth quarter of 2022 and first quarter of 2023, the Portfolio was bearish on the US dollar versus the euro and yen, which helped performance. The Portfolio held risk-off hedges during the banking sector volatility in March 2023, which detracted from returns. More recently, an overweight to the euro was the largest contributor, while an overweight to the yen, premised on a view around cheap yen valuations and potential for rising institutional investor repatriation, was the largest detractor from performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

J.P. Morgan: Iain Stealey, CFA, Linda Raggi, CFA and Myles Bradshaw, CFA

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing primarily in global fixed income securities either directly or through the use of financial derivative instruments where appropriate.

PACE Global Fixed Income Investments

Subadvisor's comments (unaudited)2 – concluded

We utilized derivatives over the period for hedging and efficient portfolio management purposes. The main types of financial derivative contracts we use are bond futures and foreign exchange currency forwards contracts. This allows us to implement our strategy, including hedging or implementing currency overlay. Overall, the use of derivatives was beneficial to our portfolio management process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.57)%	(1.11)%	(0.12)%
Class Y2	(3.36)	(0.93)	0.05
Class P3	(3.45)	(0.91)	0.07
After deducting maximum sales charge
Class A1	(7.14)	(1.86)	(0.50)
Bloomberg Global Aggregate Index[4]	(2.72)	(0.92)	0.14
Bloomberg Global Aggregate ex USD 50% Hedged Index (USD)[4]	(2.45)	(2.33)	(0.98)

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.18% and 1.03%; Class Y—1.03% and 0.87%; and Class P—0.98% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Fixed Income Investments Class P shares versus the Bloomberg Global Aggregate Index and the Bloomberg Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Global Fixed Income Investments

PACE Global Fixed Income Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Characteristics
Weighted average duration	6.66 yrs.
Weighted average maturity	14.21 yrs.
Average coupon	3.62%
Top ten holdings
China Government Bonds, 2.800% due 11/15/32	5.1%
European Union, 1.000% due 07/06/32	4.8
Mexico Bonos, 7.750% due 05/29/31	3.0
French Republic Government Bond OAT, 2.500% due 05/25/43	3.0
Italy Buoni Poliennali Del Tesoro, 3.400% due 04/01/28	2.3
Korea Treasury Bonds, 3.000% due 09/10/24	2.3
Italy Buoni Poliennali Del Tesoro, 4.400% due 05/01/33	2.3
U.S. Treasury Notes, 3.500% due 02/15/33	2.3
FNMA, 3.500% due 04/01/52	2.2
Japan Government Twenty Year Bonds, 1.400% due 12/20/42	2.1
Total	29.4%
Top five issuer breakdown by country or territory of origin
United States	40.2%
China	8.4
France	8.4
Italy	6.9
United Kingdom	6.5
Total	70.4%
Investments by type of issuer
Government and other public issuers	65.9%
Banks and other financial institutions	21.0
Industrial	12.3
Investment companies	1.8
Liabilities in excess of other assets	(1.0)
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—30.9%
Australia—1.6%
Glencore Funding LLC 5.400%, due 05/08/28[2]		140,000	$139,385
5.700%, due 05/08/33[2]		70,000	69,491
Westpac Banking Corp. 1.079%, due 04/05/27[3]	EUR	2,950,000	2,952,290
			3,161,166
Brazil—0.2%
Braskem Netherlands Finance BV 4.500%, due 01/31/30[2]		429,000	364,757
Canada—4.3%
Bank of Montreal 0.125%, due 01/26/27[3]	EUR	3,100,000	3,019,083
Emera U.S. Finance LP 2.639%, due 06/15/31		360,000	288,473
Fortis, Inc. 3.055%, due 10/04/26		926,000	858,053
Kinross Gold Corp. 6.250%, due 07/15/33[2]		215,000	211,900
Nutrien Ltd. 5.900%, due 11/07/24		152,000	152,315
5.950%, due 11/07/25		261,000	263,818
Rogers Communications, Inc. 3.800%, due 03/15/32		360,000	312,867
Royal Bank of Canada 5.200%, due 08/01/28		585,000	584,099
Toronto-Dominion Bank 0.864%, due 03/24/27[3]	EUR	2,950,000	2,941,943
			8,632,551
China—0.3%
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.500%, due 05/11/31		410,000	334,158
2.650%, due 02/15/32		42,000	34,041
3.400%, due 05/01/30		200,000	176,990
5.000%, due 01/15/33		93,000	89,175
			634,364
Denmark—0.4%
Danske Bank AS (fixed, converts to FRN on 09/11/25), 1.621%, due 09/11/26[2,4]		830,000	750,660
Finland—0.5%
Nordea Bank Abp 4.750%, due 09/22/25[2]		935,000	918,270
France—2.9%
BNP Paribas SA (fixed, converts to FRN on 06/12/28), 5.335%, due 06/12/29[2,4]		735,000	728,912
BPCE SA 0.500%, due 02/24/27[3]	EUR	100,000	96,958
4.375%, due 07/13/28[3]	EUR	600,000	662,090
5.700%, due 10/22/23[2]		1,910,000	1,903,948
(fixed, converts to FRN on 01/18/26), 5.975%, due 01/18/27[2,4]		820,000	816,826
	Face amount[1]		Value
Corporate bonds—(continued)
France—(concluded)
Credit Agricole SA 5.589%, due 07/05/26[2]		460,000	$460,423
Societe Generale SA 7.367%, due 01/10/53[2]		200,000	199,974
(fixed, converts to FRN on 01/10/28), 6.446%, due 01/10/29[2,4,5]		540,000	548,533
(fixed, converts to FRN on 06/09/31), 2.889%, due 06/09/32[2,4]		409,000	322,824
			5,740,488
Germany—0.8%
Commerzbank AG (fixed, converts to FRN on 12/05/25), 4.000%, due 12/05/30[3,4]	EUR	800,000	835,231
Deutsche Bank AG (fixed, converts to FRN on 09/18/23), 2.222%, due 09/18/24[4]		240,000	238,343
Volkswagen Leasing GmbH 0.625%, due 07/19/29[3]	EUR	200,000	176,881
Vonovia SE 0.625%, due 12/14/29[3]	EUR	400,000	341,931
			1,592,386
Indonesia—0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.450%, due 05/21/28[3]		202,000	201,152
Ireland—1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.650%, due 10/29/24		288,000	272,133
2.450%, due 10/29/26		350,000	314,750
3.300%, due 01/30/32		475,000	389,745
4.875%, due 01/16/24		160,000	159,042
6.500%, due 07/15/25		150,000	151,049
AIB Group PLC (fixed, converts to FRN on 04/04/27), 2.250%, due 04/04/28[3,4]	EUR	500,000	506,691
Avolon Holdings Funding Ltd. 2.875%, due 02/15/25[2]		385,000	361,841
4.250%, due 04/15/26[2]		1,105,000	1,038,532
Bank of Ireland Group PLC (fixed, converts to FRN on 09/16/25), 6.253%, due 09/16/26[2,4]		310,000	308,808
			3,502,591
Italy—0.6%
Enel Finance International NV 5.000%, due 06/15/32[2]		400,000	380,952
Intesa Sanpaolo SpA 6.625%, due 06/20/33[2]		605,000	607,586
7.000%, due 11/21/25[2]		200,000	203,274
			1,191,812

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Japan—0.1%
Mizuho Financial Group, Inc. (fixed, converts to FRN on 07/06/33), 5.748%, due 07/06/34[4]		265,000	$266,333
Mexico—0.5%
Petroleos Mexicanos 6.500%, due 03/13/27		1,200,000	1,062,540
Netherlands—0.0%†
Cooperatieve Rabobank UA (fixed, converts to FRN on 12/01/26), 0.375%, due 12/01/27[3,4]	EUR	100,000	97,431
Norway—0.3%
Aker BP ASA 5.600%, due 06/13/28[2]		205,000	204,660
6.000%, due 06/13/33[2]		405,000	406,963
			611,623
Spain—0.9%
Banco Santander SA 5.294%, due 08/18/27		600,000	589,233
(fixed, converts to FRN on 06/30/24), 5.742%, due 06/30/24[4]		1,200,000	1,196,406
			1,785,639
United Kingdom—4.3%
Astrazeneca Finance LLC 4.875%, due 03/03/33		335,000	337,752
BAT Capital Corp. 4.540%, due 08/15/47		235,000	174,826
Eversholt Funding PLC 6.359%, due 12/02/25[3]	GBP	301,000	386,201
Gatwick Funding Ltd. 6.125%, due 03/02/26[3]	GBP	100,000	127,852
Heathrow Funding Ltd. 1.125%, due 10/08/30[3]	EUR	300,000	267,335
6.450%, due 12/10/31[3]	GBP	350,000	462,779
6.750%, due 12/03/26[3]	GBP	478,000	621,968
HSBC Holdings PLC (fixed, converts to FRN on 08/17/23), 0.732%, due 08/17/24[4]		570,000	568,427
(fixed, converts to FRN on 11/22/26), 2.251%, due 11/22/27[4]		610,000	545,511
Lloyds Banking Group PLC 5.985%, due 08/07/27		240,000	241,767
NatWest Group PLC (fixed, converts to FRN on 03/22/24), 4.269%, due 03/22/25[4]		380,000	375,333
(fixed, converts to FRN on 09/06/27), 4.067%, due 09/06/28[3,4]	EUR	505,000	545,423
(fixed, converts to FRN on 11/10/25), 7.472%, due 11/10/26[4]		775,000	799,275
NGG Finance PLC (fixed, converts to FRN on 09/05/27), 2.125%, due 09/05/82[3,4]	EUR	143,000	136,985
	Face amount[1]		Value
Corporate bonds—(continued)
United Kingdom—(concluded)
Santander U.K. Group Holdings PLC (fixed, converts to FRN on 11/21/25), 6.833%, due 11/21/26[4]		1,784,000	$1,808,073
Standard Chartered PLC (fixed, converts to FRN on 01/09/26), 6.170%, due 01/09/27[2,4]		818,000	823,930
(fixed, converts to FRN on 01/12/27), 2.608%, due 01/12/28[2,4]		343,000	305,500
(fixed, converts to FRN on 09/23/26), 1.200%, due 09/23/31[3,4]	EUR	200,000	190,522
			8,719,459
United States—11.4%
AbbVie, Inc. 4.050%, due 11/21/39		465,000	404,866
Activision Blizzard, Inc. 2.500%, due 09/15/50		90,000	58,583
AES Corp. 1.375%, due 01/15/26		460,000	415,780
Alexander Funding Trust 1.841%, due 11/15/23[2]		655,000	645,075
Ameren Illinois Co. 5.900%, due 12/01/52		40,000	43,266
AmerisourceBergen Corp. 2.700%, due 03/15/31		61,000	51,918
2.800%, due 05/15/30		76,000	65,980
Amgen, Inc. 4.200%, due 02/22/52		115,000	94,072
Bank of America Corp. (fixed, converts to FRN on 02/04/27), 2.551%, due 02/04/28[4]		795,000	720,249
(fixed, converts to FRN on 04/25/28), 5.202%, due 04/25/29[4]		325,000	322,802
(fixed, converts to FRN on 10/20/31), 2.572%, due 10/20/32[4]		994,000	806,714
Bank of New York Mellon Corp. (fixed, converts to FRN on 04/26/26), 4.947%, due 04/26/27[4]		320,000	316,275
Boeing Co. 5.805%, due 05/01/50		95,000	95,550
BP Capital Markets America, Inc. 4.812%, due 02/13/33		215,000	211,435
Broadcom, Inc. 3.137%, due 11/15/35[2]		245,000	187,958
3.419%, due 04/15/33[2]		460,000	384,739
3.469%, due 04/15/34[2]		285,000	233,760
CF Industries, Inc. 4.950%, due 06/01/43		159,000	137,637
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500%, due 06/01/41		505,000	340,779
5.250%, due 04/01/53		290,000	234,947
Cheniere Energy Partners LP 3.250%, due 01/31/32		385,000	320,373
4.500%, due 10/01/29		440,000	409,063

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
Citigroup, Inc. (fixed, converts to FRN on 03/20/29), 3.980%, due 03/20/30[4]		460,000	$426,494
Comcast Corp. 2.937%, due 11/01/56		300,000	193,215
4.800%, due 05/15/33		270,000	267,199
5.500%, due 11/15/32		430,000	445,987
Commonwealth Edison Co. 5.300%, due 02/01/53		147,000	148,337
ConocoPhillips Co. 4.025%, due 03/15/62		170,000	137,046
Constellation Energy Generation LLC 5.800%, due 03/01/33		330,000	338,242
6.250%, due 10/01/39		175,000	180,100
Continental Resources, Inc. 2.268%, due 11/15/26[2]		260,000	232,662
CVS Health Corp. 2.700%, due 08/21/40		275,000	190,809
5.250%, due 01/30/31		90,000	90,007
Diamondback Energy, Inc. 6.250%, due 03/15/33		205,000	214,144
Duke Energy Indiana LLC 5.400%, due 04/01/53		35,000	35,158
Duke Energy Ohio, Inc. 5.650%, due 04/01/53		21,000	21,578
Energy Transfer LP 5.550%, due 02/15/28		402,000	403,557
5.750%, due 02/15/33		495,000	501,164
Entergy Arkansas LLC 5.150%, due 01/15/33		140,000	140,814
Enterprise Products Operating LLC 5.350%, due 01/31/33		310,000	316,130
Exelon Corp. 5.600%, due 03/15/53		130,000	129,756
FirstEnergy Transmission LLC 2.866%, due 09/15/28[2]		210,000	184,893
Ford Motor Credit Co. LLC 4.867%, due 08/03/27	EUR	677,000	745,032
Freeport-McMoRan, Inc. 5.400%, due 11/14/34		178,000	173,111
Gilead Sciences, Inc. 4.600%, due 09/01/35		295,000	283,202
Global Payments, Inc. 5.950%, due 08/15/52		192,000	187,285
Goldman Sachs Group, Inc. (fixed, converts to FRN on 05/01/28), 4.223%, due 05/01/29[4]		665,000	630,634
(fixed, converts to FRN on 10/21/26), 1.948%, due 10/21/27[4]		280,000	249,738
(fixed, converts to FRN on 10/21/31), 2.650%, due 10/21/32[4]		460,000	373,549
HCA, Inc. 2.375%, due 07/15/31		130,000	103,828
3.500%, due 09/01/30		117,000	102,843
3.500%, due 07/15/51		190,000	130,560
4.625%, due 03/15/52[2]		185,000	151,904
	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
ITC Holdings Corp. 5.400%, due 06/01/33[2]		525,000	$521,190
Jersey Central Power & Light Co. 2.750%, due 03/01/32[2]		330,000	272,195
Kraft Heinz Foods Co. 4.625%, due 10/01/39		154,000	138,890
Lowe's Cos., Inc. 4.250%, due 04/01/52		240,000	194,253
Medtronic Global Holdings SCA 1.500%, due 07/02/39	EUR	100,000	77,226
Merck & Co., Inc. 4.500%, due 05/17/33		210,000	206,692
Morgan Stanley (fixed, converts to FRN on 01/19/33), 5.948%, due 01/19/38[4]		275,000	273,566
(fixed, converts to FRN on 07/20/28), 5.449%, due 07/20/29[4]		180,000	180,379
(fixed, converts to FRN on 07/21/33), 5.424%, due 07/21/34[4]		250,000	249,803
(fixed, converts to FRN on 10/21/24), 1.164%, due 10/21/25[4]		560,000	526,318
MPLX LP 5.000%, due 03/01/33		145,000	139,334
5.650%, due 03/01/53		55,000	51,527
Nasdaq, Inc. 5.550%, due 02/15/34		305,000	307,741
6.100%, due 06/28/63		30,000	30,293
Occidental Petroleum Corp. 4.625%, due 06/15/45		85,000	65,896
Oracle Corp. 3.950%, due 03/25/51		190,000	142,654
5.550%, due 02/06/53		446,000	427,683
Pacific Gas & Electric Co. 6.150%, due 01/15/33		210,000	207,308
6.750%, due 01/15/53		143,000	143,188
Pfizer Investment Enterprises Pte. Ltd. 5.300%, due 05/19/53		5,000	5,138
5.340%, due 05/19/63		185,000	185,531
Sabine Pass Liquefaction LLC 4.500%, due 05/15/30		590,000	560,058
San Diego Gas & Electric Co. 5.350%, due 04/01/53		170,000	168,981
Series UUU, 3.320%, due 04/15/50		80,000	56,613
Southern California Edison Co. 5.700%, due 03/01/53		90,000	90,081
Southern Co. Gas Capital Corp. Series 20-A, 1.750%, due 01/15/31		220,000	173,213
Take-Two Interactive Software, Inc. 4.950%, due 03/28/28		175,000	173,284
Texas Instruments, Inc. 5.050%, due 05/18/63		135,000	133,660
Thermo Fisher Scientific, Inc. 4.950%, due 11/21/32		290,000	293,542

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(concluded)
United States—(concluded)
T-Mobile USA, Inc. 5.050%, due 07/15/33		322,000	$315,125
5.650%, due 01/15/53		175,000	175,844
Union Electric Co. 5.450%, due 03/15/53		90,000	91,221
Verizon Communications, Inc. 2.550%, due 03/21/31		490,000	406,738
Vistra Operations Co. LLC 3.700%, due 01/30/27[2]		209,000	193,156
Warnermedia Holdings, Inc. 5.050%, due 03/15/42		355,000	295,133
Wells Fargo & Co. (fixed, converts to FRN on 07/25/28), 5.574%, due 07/25/29[4]		805,000	809,267
(fixed, converts to FRN on 07/25/33), 5.557%, due 07/25/34[4]		360,000	361,420
			22,874,940
Total corporate bonds (cost—$62,496,845)			62,108,162
Mortgage-backed securities—2.5%
Spain—0.5%
Bankinter 10 FTA, Series 10, Class A2, 3 mo. EUR EURIBOR + 0.160%, 3.711%, due 06/21/43[3,4]	EUR	579,384	635,939
Fondo de Titulizacion de Activos Santander Hipotecario 2, Series 2, Class A, 3 mo. EUR EURIBOR + 0.150%, 3.810%, due 01/18/49[3,4]	EUR	372,763	402,293
			1,038,232
United Kingdom—0.9%
Gemgarto PLC, Series 2021-1A, Class A, Sterling Overnight Index Average + 0.590%, 5.481%, due 12/16/67[2,4]	GBP	286,066	364,960
Lanark Master Issuer PLC, Series 2020-1A, Class 2A, Sterling Overnight Index Average + 0.570%, 5.320%, due 12/22/69[2,4]	GBP	307,500	394,845
Silverstone Master Issuer PLC Series 2022-1A, Class 1A, Secured Overnight Financing Rate + 0.380%, 5.682%, due 01/21/70[2,4]		221,200	220,585
Series 2022-1A, Class 2A, Sterling Overnight Index Average + 0.290%, 5.252%, due 01/21/70[2,4]	GBP	600,000	766,779
			1,747,169
	Face amount[1]		Value
Mortgage-backed securities—(concluded)
United States—1.1%
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.466%, due 12/25/59[2,4]		86,136	$80,304
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class C, 4.431%, due 11/15/50[4]		360,000	293,204
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.573%, due 09/10/58[4]		470,000	387,232
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.920%, due 01/15/49[4]		320,000	271,472
GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.322%, due 05/10/50[4]		350,000	272,931
OBX Trust Series 2020-EXP1, Class 2A1, 1 mo. USD Term SOFR + 0.864%, 6.163%, due 02/25/60[2,4]		90,601	81,149
Series 2023-NQM1, Class A1, 6.120%, due 11/25/62[2,4]		234,729	233,264
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.275%, due 02/25/50[2,4]		16,518	15,278
UBS Commercial Mortgage Trust, Series 2018-C11, Class B, 4.713%, due 06/15/51[4]		440,000	369,218
Verus Securitization Trust, Series 2020-1, Class A1, 2.417%, due 01/25/60[2,4]		75,460	72,771
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class C, 3.910%, due 05/15/45[4]		87,517	84,017
			2,160,840
Total mortgage-backed securities (cost—$5,551,769)			4,946,241
Non-U.S. government agency obligations—39.8%
Australia—0.9%
Australia Government Bonds 1.250%, due 05/21/32	AUD	1,400,000	747,467
Series 166,3.000%, due 11/21/33[3]	AUD	1,120,000	685,236
3.000%, due 03/21/47[3]	AUD	800,000	426,997
			1,859,700
Bermuda—0.4%
Bermuda Government International Bonds 4.750%, due 02/15/29[2]		910,000	886,968
Canada—0.9%
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	682,454
Province of British Columbia 2.800%, due 06/18/48	CAD	300,000	175,320

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Non-U.S. government agency obligations—(continued)
Canada—(concluded)
Province of Quebec 5.000%, due 12/01/41	CAD	1,100,000	$901,455
			1,759,229
China—8.1%
China Government Bonds Series INBK, 2.690%, due 08/15/32	CNY	18,000,000	2,515,303
2.800%, due 11/15/32	CNY	72,300,000	10,193,068
4.290%, due 05/22/29[3]	CNY	17,000,000	2,577,779
4.500%, due 05/22/34[3]	CNY	6,000,000	952,322
			16,238,472
France—5.5%
Caisse d'Amortissement de la Dette Sociale 0.450%, due 01/19/32[3]	EUR	2,800,000	2,467,563
0.600%, due 11/25/29[3]	EUR	2,700,000	2,540,797
French Republic Government Bond OAT 2.500%, due 05/25/43[3]	EUR	6,240,000	5,997,646
			11,006,006
Hungary—0.3%
Hungary Government International Bonds 6.125%, due 05/22/28[2]		531,000	540,404
Italy—6.3%
Italy Buoni Poliennali Del Tesoro Series 10Y,2.500%, due 12/01/24[3]	EUR	3,150,000	3,413,553
Series 5Y,3.400%, due 04/01/28[3]	EUR	4,360,000	4,754,426
Series 10Y,4.400%, due 05/01/33[3]	EUR	4,030,000	4,574,551
			12,742,530
Japan—3.4%
Japan Government Thirty Year Bonds 1.400%, due 09/20/52	JPY	361,700,000	2,511,879
Japan Government Twenty Year Bonds 1.400%, due 12/20/42	JPY	591,500,000	4,298,764
			6,810,643
Mexico—3.0%
Mexico Bonos 7.750%, due 05/29/31	MXN	108,000,000	6,053,095
Morocco—0.1%
Morocco Government International Bonds 2.375%, due 12/15/27[2]		340,000	295,487
Saudi Arabia—0.1%
Saudi Government International Bonds 4.750%, due 01/18/28[2]		290,000	287,407
South Africa—0.7%
Republic of South Africa Government Bonds 8.875%, due 02/28/35	ZAR	31,610,000	1,470,967
South Korea—2.3%
Korea Treasury Bonds 3.000%, due 09/10/24	KRW	5,964,350,000	4,644,350
	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Supranationals—6.5%
Banque Ouest Africaine de Developpement 2.750%, due 01/22/33[2]	EUR	227,000	$183,544
4.700%, due 10/22/31[3]		850,000	710,855
European Financial Stability Facility 2.375%, due 06/21/32[3]	EUR	2,400,000	2,490,748
European Union 1.000%, due 07/06/32[3]	EUR	10,360,000	9,593,238
			12,978,385
United Kingdom—1.3%
U.K. Gilts 1.250%, due 07/31/51[3]	GBP	700,000	444,550
1.625%, due 10/22/28[3]	GBP	1,850,000	2,071,819
			2,516,369
Total non-U.S. government agency obligations (cost—$80,544,014)			80,090,012
U.S. government agency obligations—21.2%
United States—21.2%
FHLMC 2.500%, due 11/01/51		1,043,237	889,877
6.000%, due 07/01/53		2,991,558	3,009,106
FNMA 2.500%, due 12/01/51		782,257	666,504
3.000%, due 08/01/51		1,982,488	1,750,351
3.000%, due 04/01/52		3,636,045	3,187,008
3.500%, due 10/01/51		2,155,407	1,981,459
3.500%, due 04/01/52		4,871,603	4,447,246
3.500%, due 05/01/58		1,358,367	1,251,259
4.000%, due 01/01/50		3,334,948	3,164,048
4.500%, due 08/01/52		3,044,924	2,915,925
5.000%, due 08/01/52		1,155,916	1,129,393
5.000%, due 09/01/52		2,932,191	2,868,218
5.500%, due 06/01/53		1,378,372	1,369,136
5.500%, due 07/01/53		1,074,197	1,067,000
6.000%, due 01/20/53		1,030,194	1,035,335
GNMA II 4.000%, due 10/20/52		2,732,086	2,572,396
4.500%, due 08/20/52		2,494,264	2,399,058
5.000%, due 09/20/52		1,196,446	1,172,441
5.000%, due 04/20/53		2,153,440	2,109,916
5.500%, due 02/20/53		1,378,128	1,369,904
5.500%, due 04/20/53		1,011,826	1,005,760
GNMA II TBA, 5.500%		650,000	646,127
UMBS TBA, 5.500%		650,000	645,666
Total U.S. government agency obligations (cost—$44,513,126)			42,653,133
U.S. Treasury obligations—4.8%
United States—4.8%
U.S. Treasury Bonds 3.000%, due 08/15/52		2,290,000	1,892,291
3.625%, due 02/15/53		2,600,000	2,424,906
3.875%, due 02/15/43		870,000	831,122

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
United States—(concluded)
4.000%, due 11/15/52	65,000	$64,939
3.500%, due 02/15/33	4,730,000	4,558,538
Total U.S. Treasury obligations (cost—$10,374,326)		9,771,796
	Number of shares
Short-term investments—1.7%
Investment companies—1.7%
State Street Institutional U.S. Government Money Market Fund, 5.190%[6] (cost—$3,427,158)	3,427,158	3,427,158
	Number of shares	Value
Investment of cash collateral from securities loaned—0.1%
Money market funds—0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290% (cost—$259,375)	259,375	$259,375
Total investments (cost—$207,166,613)—101.0%		203,255,877
Liabilities in excess of other assets—(1.0)%		(2,041,196)
Net assets—100.0%		$201,214,681

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
29	CAD	Canadian Bond 10 Year Futures	September 2023	$2,718,729	$2,641,262	$(77,467)
17	EUR	EURO Schatz 2 Year Index Futures	September 2023	1,955,899	1,963,543	7,644
1	EUR	French Government Bond Futures	September 2023	142,233	140,230	(2,003)
61	GBP	United Kingdom Long Gilt Bond Futures	September 2023	7,479,187	7,525,471	46,284
U.S. Treasury futures buy contracts:
14	USD	U.S. Treasury Note 2 Year Futures	September 2023	$2,845,776	$2,842,437	$(3,339)
21	USD	Ultra U.S. Treasury Bond Futures	September 2023	2,835,983	2,776,594	(59,389)
20	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2023	2,339,725	2,339,688	(37)
Total				$20,317,532	$20,229,225	$(88,307)
Interest rate futures sell contracts:
36	EUR	Euro Bund Futures	September 2023	$(5,250,448)	$(5,264,408)	$(13,960)
3	EUR	German Euro Bobl Futures	September 2023	(381,242)	(382,263)	(1,021)
3	EUR	German Euro Buxl 30 Year Futures	September 2023	(443,513)	(443,912)	(399)
4	JPY	Japan Government Bond 10 Year Futures	September 2023	(4,169,808)	(4,127,509)	42,299
U.S. Treasury futures sell contracts:
129	USD	U.S. Treasury Note 5 Year Futures	September 2023	$(13,803,621)	$(13,779,820)	$23,801
Total				$(24,048,632)	$(23,997,912)	$50,720
Net unrealized appreciation (depreciation)						$(37,587)

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	GBP	81,970	USD	104,540	08/22/23	$(667)
BB	GBP	297,300	USD	382,059	08/22/23	481
BB	JPY	52,933,490	CAD	503,103	08/22/23	8,414
BB	USD	58,613	GBP	45,634	08/22/23	(43)
BNP	CAD	38,569	USD	29,292	08/22/23	35
BNP	EUR	4,232,562	USD	4,757,627	08/22/23	99,474
BNP	GBP	1,534,005	USD	1,975,718	08/22/23	6,861
BNP	JPY	28,328,920	USD	200,383	08/22/23	641
BNP	SGD	1,007,920	USD	759,806	08/22/23	1,114
BNP	USD	1,692,749	AUD	2,459,090	08/22/23	(39,844)
BNP	USD	3,801,637	CAD	4,982,773	08/22/23	(21,846)
BNP	USD	44,316	CAD	58,429	08/22/23	6
BNP	USD	1,342,813	CNY	9,557,051	08/22/23	(2,815)
BNP	USD	1,974,980	CZK	41,813,330	08/22/23	(52,091)
BNP	USD	563,150	DKK	3,725,726	08/22/23	(12,775)
BNP	USD	2,588,670	EUR	2,355,745	08/22/23	3,949
BNP	USD	1,023,733	EUR	913,187	08/22/23	(18,723)
BNP	USD	2,726,050	GBP	2,077,345	08/22/23	(59,830)
BNP	USD	141,100	HUF	47,529,251	08/22/23	(6,728)
BNP	USD	12,576,611	JPY	1,730,608,360	08/22/23	(385,871)
BOA	HUF	262,353,684	EUR	683,213	08/22/23	10,199
CITI	AUD	566,950	NZD	617,986	08/22/23	2,764
CITI	AUD	561,964	USD	381,998	08/22/23	4,267
CITI	CAD	497,895	JPY	52,370,538	08/22/23	(8,432)
CITI	CAD	499,056	SEK	4,001,333	08/22/23	1,919
CITI	CAD	38,281	USD	28,842	08/22/23	(196)
CITI	EUR	228,048	USD	251,668	08/22/23	689
CITI	GBP	293,016	NZD	600,666	08/22/23	(2,992)
CITI	NZD	601,009	AUD	558,512	08/22/23	2,110
CITI	NZD	1,961,480	USD	1,251,111	08/22/23	32,792
CITI	SEK	3,915,749	CAD	503,109	08/22/23	9,294
CITI	SEK	3,916,853	EUR	342,445	08/22/23	4,423
CITI	USD	380,833	CAD	501,008	08/22/23	(783)
CITI	USD	376,696	GBP	291,860	08/22/23	(2,101)
CITI	USD	377,282	JPY	52,458,842	08/22/23	(7,403)
CITI	USD	374,742	NZD	605,232	08/22/23	1,182
CITI	USD	860,506	SEK	8,778,059	08/22/23	(25,795)
GSI	AUD	556,644	CAD	501,209	08/22/23	6,048
GSI	CAD	497,285	USD	376,149	08/22/23	(1,077)
GSI	CNY	1,301,256	USD	180,197	08/22/23	(2,253)
GSI	EUR	341,558	SEK	4,029,221	08/22/23	7,239
GSI	JPY	336,369,389	USD	2,406,281	08/22/23	34,593
GSI	MXN	78,094,250	USD	4,597,775	08/22/23	(49,747)
GSI	SEK	3,937,912	USD	379,755	08/22/23	5,297
GSI	SGD	219,134	USD	162,718	08/22/23	(2,230)

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	THB	5,951,356	USD	175,370	08/22/23	$1,187
GSI	USD	373,386	AUD	560,822	08/22/23	3,577
GSI	USD	1,189,767	CHF	1,016,237	08/22/23	(22,067)
GSI	USD	2,124,696	CNY	15,224,658	08/22/23	9,958
GSI	USD	382,789	EUR	340,460	08/22/23	(8,096)
GSI	USD	382,372	GBP	295,060	08/22/23	(3,669)
GSI	USD	320,824	NOK	3,187,922	08/22/23	(6,056)
GSI	USD	771,734	NZD	1,210,051	08/22/23	(20,144)
GSI	USD	165,071	RON	726,166	08/22/23	(3,334)
GSI	USD	766,232	ZAR	13,777,317	08/22/23	2,763
GSI	ZAR	27,663,050	USD	1,510,989	08/22/23	(33,053)
HSBC	EUR	341,598	USD	379,202	08/22/23	3,256
HSBC	USD	41,981	JPY	5,911,325	08/22/23	(31,584)
HSBC	USD	401,410	PLN	1,593,176	08/22/23	(4,084)
HSBC	USD	1,361,071	SGD	1,793,639	08/22/23	(10,944)
HSBC	USD	3,066,860	THB	105,722,333	08/22/23	27,392
HSBC	USD	756,451	ZAR	13,453,625	08/22/23	(5,523)
MSCI	EUR	341,410	SEK	3,929,036	08/22/23	(2,125)
MSCI	SGD	1,011,036	CNY	5,423,701	08/22/23	(578)
MSCI	USD	323,108	ILS	1,165,259	08/22/23	(5,945)
MSCI	USD	3,911,562	JPY	538,912,939	08/22/23	(111,771)
RBC	AUD	1,038,016	USD	709,654	08/22/23	11,940
RBC	CAD	35,115	USD	26,588	08/22/23	(49)
RBC	USD	17,171	EUR	15,391	08/22/23	(233)
RBC	USD	104,915	GBP	80,000	08/22/23	(2,237)
SCB	THB	25,930,153	CNY	5,511,848	08/22/23	13,902
SCB	USD	56,242	EUR	50,000	08/22/23	(1,334)
SSB	CNY	18,220,878	USD	2,553,141	08/22/23	(1,615)
SSB	EUR	1,676,086	USD	1,887,492	08/22/23	42,873
Net unrealized appreciation (depreciation)						$(618,044)

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$62,108,162	$—	$62,108,162
Mortgage-backed securities	—	4,946,241	—	4,946,241
Non-U.S. government agency obligations	—	80,090,012	—	80,090,012
U.S. government agency obligations	—	42,653,133	—	42,653,133
U.S. Treasury obligations	—	9,771,796	—	9,771,796
Short-term investments:
Investment companies	—	3,427,158	—	3,427,158
Investment of cash collateral from securities loaned	—	259,375	—	259,375
Futures contracts	120,028	—	—	120,028
Forward foreign currency contracts	—	360,639	—	360,639
Total	$120,028	$203,616,516	$—	$203,736,544
Liabilities
Futures contracts	$(157,615)	$—	$—	$(157,615)
Forward foreign currency contracts	—	(978,683)	—	(978,683)
Total	$(157,615)	$(978,683)	$—	$(1,136,298)

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $19,509,226, represented 9.7% of the Portfolios net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Floating or variable rate securities. The rates disclosed are as of July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

5  Security, or portion thereof, was on loan at the period end.

6  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned 5.89% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofA Global High Yield Index (hedged in USD) (the "benchmark") returned 5.72%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 106. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Overweights and security selection in recreation & travel, oil field equipment & services, and commercial lease financing contributed the most to returns. The Portfolio's performance was hurt by security selection in the investment & miscellaneous financial services, gaming and telecom—wireline integrated & services sectors. From a ratings perspective, an underweight in BB-rated issuers, as well as an overweight in B, CCC and C rated issuers, were the largest contributors to relative performance. Both security and sector selection were additive for returns during the reporting period.

The global high yield market ended July 2023 with a yield to worst of 8.46%, an option adjusted spread of 423 basis points (i.e., 4.23%), and an average price of 88.51. We continue to believe that the all-in yield provides an attractive long-term return for the asset class, while the average price of the index is close to the lows over the last 10 years, providing downside protection and positive convexity (convexity demonstrates how the duration of a bond changes as the interest rate changes). Spreads are pricing in a soft economic landing or a mild recession, which we believe is appropriate given the economic data that we are seeing globally. The concept of a "rolling recession" seems to be playing out, with manufacturing generally slow but buoyed by a resilient services sector, as consumer behaviors return to normal post-Covid. Companies expect manufacturing to bounce in the second half of 2023, as destocking seems to be running its course; this activity could be a buffer against a slowing consumer. Second quarter 2023 earnings reports thus far have been encouraging, with the majority of companies beating estimates, and outlooks have generally been positive as well. We believe that core inflation will continue to drift lower, which will allow the Fed to pause or even end rate hikes for this cycle. The biggest question and risk is the timing and pace of any pivot from central banks. While the market is expecting the Fed to pivot at the end of the year, we see risk in this projection, as

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, David Kelly, Christopher Andersen, CFA, and Eileen Wong (since May 2023)

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in high yield.

PACE High Yield Investments

Subadvisor's comments (unaudited)2 – concluded

Federal Open Market Committee ("FOMC") members will be reluctant to end their fight against inflation prematurely, only to see inflation reignite shortly thereafter. As a result, we see the possibility of a policy error being a risk to the market. However, in most scenarios we view the current yield as a buffer against negative outcomes to attractive risk-adjusted returns in the short- and longer-term.

Currency forwards, which were used to hedge the currency exposure of our portion of the Portfolio into US dollars, detracted from performance.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	5.77%	2.42%	3.54%
Class Y2	5.88	2.60	3.76
Class P3	5.89	2.58	3.72
Class P2[5]	6.28	N/A	(3.49)
After deducting maximum sales charge
Class A1	1.76	1.64	3.14
ICE BofA Global High Yield Index (Hedged in USD)[4]	5.72	2.98	4.34

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.16% and 1.06%; Class Y—0.86% and 0.86%; Class P—1.01% and 0.91%; and P2—0.85% and 0.47%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.91%. Effective August 1, 2023 the expense cap for Class P was changed to 0.88%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2023 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/ expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofA Global High Yield Index (Hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses. Effective June 30, 2022, the ICE BofA Global High Yield Index changed its methodology to incorporate a transaction cost element which could affect the performance information for periods following the effective date of this change.

5  Inception date of Class P2 is September 15, 2021.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the ICE BofA Global High Yield Index (Hedged in USD) over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE High Yield Investments Class P

PACE High Yield Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Characteristics
Weighted average duration	3.80 yrs.
Weighted average maturity	5.26 yrs.
Average coupon	5.86%
Top ten fixed income holdings
Carnival Corp., 5.750% due 03/01/27	0.9%
Petroleos Mexicanos, 6.500% due 06/02/41	0.4
IHO Verwaltungs GmbH, 8.750% due 05/15/28	0.4
Petroleos Mexicanos, 6.875% due 10/16/25	0.4
TransDigm, Inc., 5.500% due 11/15/27	0.4
Petroleos Mexicanos, 7.690% due 01/23/50	0.3
UniCredit SpA, 2.000% due 09/23/29	0.3
Life Time, Inc., 8.000% due 04/15/26	0.3
Carnival Corp., 7.625% due 03/01/26	0.3
Grupo Unicomer Co. Ltd., 7.875% due 04/01/24	0.3
Total	4.0%
Top five issuer breakdown by country or territory of origin
United States	58.0%
United Kingdom	4.2
Mexico	3.6
Canada	2.9
France	2.7
Total	71.4%
Credit rating[2]
BB-	16.4%
B+	14.2
BB+	13.4
B	12.7
BB	11.6
NR	9.2
B-	8.0
CCC+	4.6
BBB	2.5
CCC	2.0
CCC-	1.4
BBB-	1.3
NR	1.3
CC	0.1
A+	0.0
D	0.0
C	0.0
Cash equivalents and other assets less liabilities	1.3
Total	100.0%

1  The portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—96.7%
Advertising—0.7%
Clear Channel Outdoor Holdings, Inc. 5.125%, due 08/15/27[2]		225,000	$206,607
7.500%, due 06/01/29[2]		125,000	99,501
7.750%, due 04/15/28[2]		200,000	167,246
Lamar Media Corp. 3.750%, due 02/15/28		25,000	22,812
4.000%, due 02/15/30		150,000	132,072
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250%, due 01/15/29[2]		125,000	106,100
4.625%, due 03/15/30[2]		200,000	167,320
5.000%, due 08/15/27[2]		225,000	207,984
Summer BC Holdco B Sarl 5.750%, due 10/31/26[3]	EUR	275,000	269,422
			1,379,064
Aerospace & defense—1.6%
Bombardier, Inc. 6.000%, due 02/15/28[2]		175,000	164,533
7.125%, due 06/15/26[2]		25,000	24,803
7.500%, due 02/01/29[2]		100,000	99,073
7.875%, due 04/15/27[2]		450,000	448,567
Egmv13793 10.000%, due 04/19/26[4,5,6]		94,241	0
Howmet Aerospace, Inc. 5.950%, due 02/01/37		225,000	228,755
Rolls-Royce PLC 1.625%, due 05/09/28[3]	EUR	100,000	95,074
5.750%, due 10/15/27[3]	GBP	150,000	182,165
Spirit AeroSystems, Inc. 4.600%, due 06/15/28		125,000	106,349
7.500%, due 04/15/25[2]		150,000	149,932
9.375%, due 11/30/29[2]		100,000	107,045
TransDigm, Inc. 4.625%, due 01/15/29		200,000	178,500
4.875%, due 05/01/29		125,000	112,476
5.500%, due 11/15/27		700,000	663,471
6.750%, due 08/15/28[2]		225,000	225,671
7.500%, due 03/15/27		150,000	149,940
Triumph Group, Inc. 7.750%, due 08/15/25		75,000	72,425
9.000%, due 03/15/28[2]		100,000	102,713
			3,111,492
Agriculture—0.5%
Camposol SA 6.000%, due 02/03/27[2]		300,000	216,891
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	72,941
6.000%, due 06/15/30[2]		150,000	147,745
MHP Lux SA 6.250%, due 09/19/29[3]		500,000	274,695
Tereos Finance Groupe I SA 4.750%, due 04/30/27[3]	EUR	100,000	106,986
7.250%, due 04/15/28[2]		150,000	172,009
			991,267
	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—1.5%
ABRA Global Finance 6.000% Cash or 5.500% PIK, 11.500%, due 03/02/28[2,7]		450,645	$380,720
Air Canada 3.875%, due 08/15/26[2]		25,000	23,199
Air France-KLM 1.875%, due 01/16/25[3]	EUR	200,000	209,220
3.875%, due 07/01/26[3]		400,000	419,015
Allegiant Travel Co. 7.250%, due 08/15/27[2]		50,000	49,327
American Airlines, Inc. 7.250%, due 02/15/28[2]		100,000	99,280
11.750%, due 07/15/25[2]		250,000	275,536
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[2]		229,166	225,732
5.750%, due 04/20/29[2]		200,000	193,624
Delta Air Lines, Inc. 7.375%, due 01/15/26		75,000	77,859
Gol Finance SA 8.000%, due 06/30/26[3]		450,000	259,465
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd. 5.750%, due 01/20/26[2]		125,000	117,991
Transportes Aereos Portugueses SA 5.625%, due 12/02/24[3]	EUR	300,000	324,974
United Airlines Holdings, Inc. 5.000%, due 02/01/24		16,000	15,841
United Airlines Pass-Through Trust Series 2020-1, Class A, 5.875%, due 04/15/29		34,142	33,972
United Airlines, Inc. 4.375%, due 04/15/26[2]		50,000	47,342
4.625%, due 04/15/29[2]		150,000	135,700
			2,888,797
Apparel—0.3%
Crocs, Inc. 4.125%, due 08/15/31[2]		175,000	140,920
CT Investment GmbH 5.500%, due 04/15/26[3]	EUR	325,000	333,553
Hanesbrands, Inc. 9.000%, due 02/15/31[2]		75,000	76,686
Kontoor Brands, Inc. 4.125%, due 11/15/29[2]		75,000	64,125
			615,284
Auto manufacturers—2.4%
Allison Transmission, Inc. 4.750%, due 10/01/27[2]		75,000	70,882
Ford Motor Co. 3.250%, due 02/12/32		175,000	138,361
4.750%, due 01/15/43		300,000	234,713
5.291%, due 12/08/46		400,000	330,616
6.100%, due 08/19/32		75,000	72,560
9.625%, due 04/22/30		200,000	233,422

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Ford Motor Credit Co. LLC 2.700%, due 08/10/26		200,000	$179,283
3.250%, due 09/15/25	EUR	100,000	106,422
3.625%, due 06/17/31		600,000	495,970
3.815%, due 11/02/27		200,000	179,530
4.000%, due 11/13/30		200,000	171,809
4.867%, due 08/03/27		275,000	302,635
5.113%, due 05/03/29		600,000	560,262
6.800%, due 05/12/28		200,000	201,838
6.860%, due 06/05/26	GBP	275,000	346,851
6.950%, due 06/10/26		200,000	201,600
7.350%, due 11/04/27		200,000	204,955
Jaguar Land Rover Automotive PLC 4.500%, due 01/15/26[3]	EUR	100,000	107,769
5.875%, due 11/15/24[3]		100,000	111,309
5.875%, due 01/15/28[2]		200,000	186,930
6.875%, due 11/15/26[3]		100,000	113,523
Mclaren Finance PLC 7.500%, due 08/01/26[2]		200,000	178,069
Wabash National Corp. 4.500%, due 10/15/28[2]		25,000	21,062
			4,750,371
Auto parts & equipment—2.6%
Adient Global Holdings Ltd. 7.000%, due 04/15/28[2]		25,000	25,180
8.250%, due 04/15/31[2]		25,000	25,700
Adler Pelzer Holding GmbH 9.500%, due 04/01/27[2]	EUR	200,000	203,138
Clarios Global LP 6.750%, due 05/15/25[2]		42,000	42,097
Clarios Global LP/Clarios U.S. Finance Co. 4.375%, due 05/15/26[3]	EUR	325,000	346,617
6.250%, due 05/15/26[2]		25,000	24,981
8.500%, due 05/15/27[2]		25,000	25,312
Dana Financing Luxembourg Sarl 3.000%, due 07/15/29[3]	EUR	275,000	247,212
8.500%, due 07/15/31[2]		125,000	144,309
Dealer Tire LLC/DT Issuer LLC 8.000%, due 02/01/28[2]		75,000	68,976
Dornoch Debt Merger Sub, Inc. 6.625%, due 10/15/29[2]		275,000	235,771
Forvia 2.625%, due 06/15/25[3]	EUR	100,000	106,429
3.750%, due 06/15/28[3]		200,000	205,057
Goodyear Tire & Rubber Co. 5.000%, due 07/15/29		75,000	69,158
5.250%, due 04/30/31		25,000	22,667
5.250%, due 07/15/31		350,000	311,504
7.000%, due 03/15/28		25,000	25,230
9.500%, due 05/31/25		75,000	76,875
IHO Verwaltungs GmbH 8.750% Cash or 9.500% PIK, 8.750%, due 05/15/28[2,7]	EUR	675,000	777,415
Metalsa S A P I de C.V 3.750%, due 05/04/31[3]		200,000	157,118
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Nemak SAB de CV 2.250%, due 07/20/28[3]	EUR	325,000	$290,126
2.250%, due 07/20/28[2]		125,000	111,587
3.625%, due 06/28/31[3]		200,000	157,922
Standard Profil Automotive GmbH 6.250%, due 04/30/26[3]	EUR	225,000	180,160
TI Automotive Finance PLC 3.750%, due 04/15/29[3]	EUR	275,000	250,812
ZF Europe Finance BV 3.000%, due 10/23/29[3]	EUR	200,000	190,908
ZF Finance GmbH 2.750%, due 05/25/27[3]		400,000	404,953
3.000%, due 09/21/25[3]	EUR	100,000	105,399
ZF North America Capital, Inc. 6.875%, due 04/14/28[2]		150,000	152,346
7.125%, due 04/14/30[2]		150,000	154,512
			5,139,471
Banks—3.5%
Access Bank PLC 6.125%, due 09/21/26[3]		200,000	173,120
Akbank TAS 5.125%, due 03/31/25[3]		400,000	384,000
Banco de Bogota SA 6.250%, due 05/12/26[3]		500,000	486,300
Banco de Credito Social Cooperativo SA (fixed, converts to FRN on 03/09/27), 1.750%, due 03/09/28[3,6]	EUR	200,000	183,431
Banco de Sabadell SA 1.125%, due 03/27/25[3]	EUR	200,000	207,884
Banco do Brasil SA 3.250%, due 09/30/26[3]		250,000	229,550
Banco Industrial SA (fixed, converts to FRN on 01/29/26), 4.875%, due 01/29/31[2,6]		150,000	139,518
Bank of America Corp. Series JJ, (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[6,8]		75,000	73,547
Barclays PLC (fixed, converts to FRN on 06/15/25), 7.125%, due 06/15/25[6,8]	GBP	200,000	241,740
(fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[6,8]		200,000	196,936
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[3,6,8]	EUR	400,000	433,810
Citigroup, Inc. Series V, (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[6,8]		200,000	177,580
Series T, (fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[6,8]		125,000	123,641

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Commerzbank AG
(fixed, converts to FRN on 12/29/26), 1.375%, due 12/29/31[3,6]	EUR	200,000	$184,727
(fixed, converts to FRN on 12/05/25), 4.000%, due 12/05/30[3,6]		100,000	104,404
(fixed, converts to FRN on 12/06/27), 6.500%, due 12/06/32[3,6]		100,000	110,208
Deutsche Bank AG (fixed, converts to FRN on 06/24/27), 4.000%, due 06/24/32[3,6]	EUR	400,000	396,710
(fixed, converts to FRN on 05/19/26), 5.625%, due 05/19/31[3,6]		100,000	107,201
Freedom Mortgage Corp. 6.625%, due 01/15/27[2]		250,000	219,959
7.625%, due 05/01/26[2]		75,000	68,611
Goldman Sachs Group, Inc. Series R, (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[6,8]		75,000	70,733
HDFC Bank Ltd. (fixed, converts to FRN on 02/25/27), 3.700%, due 08/25/26[3,6,8]		200,000	174,262
Intesa Sanpaolo SpA 2.925%, due 10/14/30[3]		250,000	236,222
3.928%, due 09/15/26[3]	EUR	500,000	539,843
Inversiones Atlantida SA 7.500%, due 05/19/26[2]		200,000	185,718
JPMorgan Chase & Co. Series HH, (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[6,8]		75,000	70,875
Series S, (fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[6,8]		125,000	124,922
Turkiye Vakiflar Bankasi TAO 8.125%, due 03/28/24[2]		250,000	250,288
UniCredit SpA (fixed, converts to FRN on 09/23/24), 2.000%, due 09/23/29[3,6]	EUR	600,000	628,879
(fixed, converts to FRN on 01/15/27), 2.731%, due 01/15/32[3,6]		325,000	315,701
			6,840,320
Beverages—0.4%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.250%, due 04/27/29[2]		200,000	184,742
Primo Water Holdings, Inc. 3.875%, due 10/31/28[3]		456,000	439,844
4.375%, due 04/30/29[2]		150,000	131,706
Triton Water Holdings, Inc. 6.250%, due 04/01/29[2]		100,000	84,499
			840,791
	Face amount[1]		Value
Corporate bonds—(continued)
Biotechnology—0.1%
Grifols SA 3.875%, due 10/15/28[3]	EUR	225,000	$212,893
Building Materials—1.9%
Builders FirstSource, Inc. 4.250%, due 02/01/32[2]		225,000	195,238
5.000%, due 03/01/30[2]		100,000	93,488
6.375%, due 06/15/32[2]		225,000	223,843
Cemex SAB de CV 3.875%, due 07/11/31[2]		200,000	171,500
(fixed, converts to FRN on 09/08/26), 5.125%, due 06/08/26[2,6,8]		200,000	183,420
5.450%, due 11/19/29[2]		200,000	193,582
5.450%, due 11/19/29[3]		200,000	193,582
Compact Bidco BV 5.750%, due 05/01/26[3]	EUR	225,000	164,884
5.750%, due 05/01/26[2]		200,000	146,563
Emerald Debt Merger Sub LLC 6.625%, due 12/15/30[2]		50,000	49,688
Griffon Corp. 5.750%, due 03/01/28		250,000	235,290
James Hardie International Finance DAC 3.625%, due 10/01/26[3]	EUR	175,000	184,274
3.625%, due 10/01/26[2]		150,000	157,949
JELD-WEN, Inc. 4.625%, due 12/15/25[2,9]		50,000	48,819
6.250%, due 05/15/25[2]		25,000	25,317
Knife River Corp. 7.750%, due 05/01/31[2]		50,000	50,987
MIWD Holdco II LLC/MIWD Finance Corp. 5.500%, due 02/01/30[2]		75,000	63,375
New Enterprise Stone & Lime Co., Inc. 5.250%, due 07/15/28[2]		125,000	116,250
9.750%, due 07/15/28[2]		100,000	98,417
Oscar AcquisitionCo LLC/Oscar Finance, Inc. 9.500%, due 04/15/30[2]		50,000	47,625
PGT Innovations, Inc. 4.375%, due 10/01/29[2]		125,000	115,955
Smyrna Ready Mix Concrete LLC 6.000%, due 11/01/28[2]		175,000	166,812
Standard Industries, Inc. 2.250%, due 11/21/26[3]	EUR	175,000	171,496
4.375%, due 07/15/30[2]		175,000	151,915
5.000%, due 02/15/27[2]		125,000	119,714
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[2]		100,000	94,341
6.500%, due 03/15/27[2]		50,000	49,750
Victoria PLC 3.625%, due 08/24/26[3]	EUR	100,000	90,786
West China Cement Ltd. 4.950%, due 07/08/26[3]		200,000	153,532
			3,758,392

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—2.6%
ASP Unifrax Holdings, Inc. 7.500%, due 09/30/29[2]		25,000	$14,533
Avient Corp. 5.750%, due 05/15/25[2]		100,000	98,605
7.125%, due 08/01/30[2]		125,000	126,008
Braskem Netherlands Finance BV (fixed, converts to FRN on 01/23/26), 8.500%, due 01/23/81[3,6]		300,000	301,448
Chemours Co. 4.625%, due 11/15/29[2]		75,000	63,305
5.375%, due 05/15/27		25,000	23,791
5.750%, due 11/15/28[2]		175,000	160,565
Consolidated Energy Finance SA 5.000%, due 10/15/28[2]	EUR	450,000	409,238
Cornerstone Chemical Co. 6.750% Cash or 8.250% PIK, 10.250%, due 09/01/27[2,7]		50,000	43,766
Herens Midco Sarl 5.250%, due 05/15/29[3]	EUR	425,000	246,354
Innophos Holdings, Inc. 9.375%, due 02/15/28[2]		100,000	99,432
Iris Holdings, Inc. 8.750% Cash or 9.500% PIK, 8.750%, due 02/15/26[2,7]		125,000	117,659
Italmatch Chemicals SpA 10.000%, due 02/06/28[2]	EUR	125,000	132,655
Lune Holdings Sarl 5.625%, due 11/15/28[3]	EUR	200,000	178,364
Methanex Corp. 5.125%, due 10/15/27		75,000	70,799
Minerals Technologies, Inc. 5.000%, due 07/01/28[2]		100,000	92,422
Monitchem HoldCo 3 SA 8.750%, due 05/01/28[2]	EUR	100,000	107,680
NOVA Chemicals Corp. 4.250%, due 05/15/29[2]		50,000	41,564
5.000%, due 05/01/25[2]		50,000	48,016
5.250%, due 06/01/27[2]		75,000	67,547
OCP SA 3.750%, due 06/23/31[2]		200,000	167,342
6.875%, due 04/25/44[3]		500,000	468,215
Olin Corp. 5.000%, due 02/01/30		75,000	68,886
5.625%, due 08/01/29		150,000	145,219
Olympus Water U.S. Holding Corp.
6.250%, due 10/01/29[2]		200,000	147,422
Polar U.S. Borrower LLC/Schenectady International Group, Inc. 6.750%, due 05/15/26[2]		125,000	72,500
Sasol Financing USA LLC 5.500%, due 03/18/31		300,000	247,503
SCIH Salt Holdings, Inc. 4.875%, due 05/01/28[2]		150,000	134,208
6.625%, due 05/01/29[2]		150,000	130,338
SCIL IV LLC/SCIL USA Holdings LLC 9.500%, due 07/15/28[2]	EUR	250,000	279,784
	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.125%, due 04/01/29[2]		240,000	$141,101
5.375%, due 09/01/25[2]		200,000	181,805
Tronox, Inc. 4.625%, due 03/15/29[2]		175,000	145,071
WR Grace Holdings LLC 4.875%, due 06/15/27[2]		125,000	117,828
5.625%, due 08/15/29[2]		125,000	105,486
7.375%, due 03/01/31[2]		50,000	49,794
			5,046,253
Coal—0.2%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,[10] 3.000%, due 03/15/24[4,5]		550,000	5,500
Indika Energy Capital IV Pte. Ltd. 8.250%, due 10/22/25[2]		300,000	298,119
Murray Energy Corp. 0.000%, due 04/15/24[2,4,5,11]		1,268,693	0
			303,619
Commercial services—4.1%
ADT Security Corp. 4.125%, due 08/01/29[2]		100,000	86,750
4.875%, due 07/15/32[2]		150,000	128,813
Adtalem Global Education, Inc. 5.500%, due 03/01/28[2]		131,000	121,873
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.000%, due 06/01/29[2]		200,000	152,565
6.625%, due 07/15/26[2]		300,000	286,475
9.750%, due 07/15/27[2]		275,000	252,199
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 3.625%, due 06/01/28[2]	EUR	100,000	87,795
4.625%, due 06/01/28[2]		200,000	169,622
4.875%, due 06/01/28[3]	GBP	250,000	247,045
Alta Equipment Group, Inc. 5.625%, due 04/15/26[2]		75,000	70,138
AMN Healthcare, Inc. 4.000%, due 04/15/29[2]		400,000	355,240
4.625%, due 10/01/27[2]		25,000	23,500
APi Group DE, Inc. 4.125%, due 07/15/29[2]		175,000	151,696
APX Group, Inc. 5.750%, due 07/15/29[2]		175,000	151,920
Arena Luxembourg Finance Sarl 1.875%, due 02/01/28[3]	EUR	125,000	114,302
1.875%, due 02/01/28[2]		100,000	91,442
ASGN, Inc. 4.625%, due 05/15/28[2]		175,000	160,467
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.750%, due 04/01/28[2]		50,000	45,229
5.375%, due 03/01/29[2]		250,000	232,605

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(continued)
5.750%, due 07/15/27[2]		25,000	$24,164
Avis Budget Finance PLC 7.250%, due 07/31/30[2]	EUR	200,000	219,988
Carriage Services, Inc. 4.250%, due 05/15/29[2]		75,000	64,969
DP World Salaam (fixed, converts to FRN on 01/01/26), 6.000%, due 10/01/25[3,6,8]		300,000	298,065
eHi Car Services Ltd. 7.000%, due 09/21/26[3]		200,000	113,898
Hertz Corp. 3.000%, due 01/15/28[2]		50,000	4,000
4.625%, due 12/01/26[2]		25,000	22,586
5.000%, due 12/01/29[2]		250,000	206,523
Kapla Holding SAS 3.375%, due 12/15/26[3]	EUR	250,000	247,286
La Financiere Atalian SASU 4.000%, due 05/15/24[3]	EUR	225,000	180,953
5.125%, due 05/15/25[3]		250,000	193,787
6.625%, due 05/15/25[3]	GBP	100,000	90,174
Loxam SAS 5.750%, due 07/15/27[3]	EUR	225,000	228,943
Matthews International Corp. 5.250%, due 12/01/25[2]		75,000	72,248
Metis Merger Sub LLC 6.500%, due 05/15/29[2]		275,000	233,719
Mundys SpA 1.875%, due 02/12/28[3]	EUR	300,000	286,970
Nassa Topco AS 2.875%, due 04/06/24[3]	EUR	100,000	107,600
Neptune Bidco U.S., Inc. 9.290%, due 04/15/29[2]		275,000	252,960
NESCO Holdings II, Inc. 5.500%, due 04/15/29[2]		125,000	113,688
Paysafe Finance PLC/Paysafe Holdings U.S. Corp. 4.000%, due 06/15/29[2]		100,000	81,296
PECF USS Intermediate Holding III Corp. 8.000%, due 11/15/29[2]		125,000	69,063
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.250%, due 04/15/24[2]		60,000	59,400
6.250%, due 01/15/28[2]		75,000	70,607
PROG Holdings, Inc. 6.000%, due 11/15/29[2]		50,000	45,252
Q-Park Holding I BV 2.000%, due 03/01/27[3]	EUR	175,000	169,558
2.000%, due 03/01/27[2]		100,000	96,890
Rekeep SpA 7.250%, due 02/01/26[3]	EUR	275,000	286,295
Sabre Global, Inc. 9.250%, due 04/15/25[2]		10,000	9,375
Service Corp. International 3.375%, due 08/15/30		75,000	62,534
4.000%, due 05/15/31		125,000	106,563
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
United Rentals North America, Inc. 3.750%, due 01/15/32		50,000	$42,347
3.875%, due 02/15/31		125,000	107,750
4.000%, due 07/15/30		225,000	198,988
4.875%, due 01/15/28		50,000	47,705
5.250%, due 01/15/30		100,000	95,248
5.500%, due 05/15/27		25,000	24,581
Verisure Holding AB 3.250%, due 02/15/27[3]	EUR	125,000	124,223
7.125%, due 02/01/28[2]		125,000	139,994
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		125,000	125,356
WASH Multifamily Acquisition, Inc. 5.750%, due 04/15/26[2]		100,000	93,044
Williams Scotsman International, Inc. 4.625%, due 08/15/28[2]		75,000	68,979
6.125%, due 06/15/25[2]		60,000	59,613
			8,076,858
Computers—0.9%
CA Magnum Holdings 5.375%, due 10/31/26[3]		200,000	183,500
Diebold Nixdorf Dutch Holding BV 0.000%, due 07/15/25[3,11]	EUR	157,000	30,209
Diebold Nixdorf, Inc. 0.000%, due 07/15/25[2,11]		103,000	18,797
0.000%, due 10/15/26[2,11]		50,873	509
Exela Intermediate LLC/Exela Finance, Inc. 11.500%, due 04/15/26[2]		153,972	23,157
NCR Corp. 5.000%, due 10/01/28[2]		125,000	113,073
5.125%, due 04/15/29[2]		300,000	268,275
5.250%, due 10/01/30[2]		25,000	22,262
5.750%, due 09/01/27[2]		125,000	125,782
6.125%, due 09/01/29[2]		200,000	203,278
Presidio Holdings, Inc. 4.875%, due 02/01/27[2]		150,000	141,811
8.250%, due 02/01/28[2]		150,000	145,473
Seagate HDD Cayman 4.125%, due 01/15/31		80,000	65,928
9.625%, due 12/01/32[2]		226,125	250,351
Vericast Corp. 11.000%, due 09/15/26[2]		126,250	132,562
			1,724,967
Cosmetics/Personal Care—0.0%†
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625%, due 07/15/30[2]		50,000	50,437
Distribution & wholesale—0.3%
American Builders & Contractors Supply Co., Inc. 4.000%, due 01/15/28[2]		50,000	45,815
Azelis Finance NV 5.750%, due 03/15/28[3]	EUR	100,000	111,508

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Distribution & wholesale—(concluded)
BCPE Empire Holdings, Inc. 7.625%, due 05/01/27[2]		175,000	$166,430
Li & Fung Ltd. 5.250%, due 11/03/23[3,8]		200,000	95,816
OPENLANE, Inc. 5.125%, due 06/01/25[2]		16,000	15,595
Resideo Funding, Inc. 4.000%, due 09/01/29[2]		50,000	42,267
Ritchie Bros Holdings, Inc. 6.750%, due 03/15/28[2]		50,000	50,625
7.750%, due 03/15/31[2]		50,000	52,110
Windsor Holdings III LLC 8.500%, due 06/15/30[2]		50,000	50,250
			630,416
Diversified financial services—3.7%
4finance SA 10.750%, due 10/26/26	EUR	300,000	292,564
AG Issuer LLC 6.250%, due 03/01/28[2]		150,000	144,690
AG TTMT Escrow Issuer LLC 8.625%, due 09/30/27[2]		25,000	25,777
Agps Bondco PLC 5.000%, due 01/14/29[3]	EUR	200,000	62,671
Ally Financial, Inc. Series B, (fixed, converts to FRN on 05/15/26), 4.700%, due 05/15/26[6,8]		100,000	75,875
6.700%, due 02/14/33		25,000	23,273
B3 SA—Brasil Bolsa Balcao 4.125%, due 09/20/31[3]		200,000	169,900
Coinbase Global, Inc. 3.375%, due 10/01/28[2]		175,000	122,510
3.625%, due 10/01/31[2]		175,000	110,431
Credito Real SAB de CV SOFOM ER 0.000%, due 02/01/27[3,11]	EUR	275,000	32,504
Curo Group Holdings Corp. 7.500%, due 08/01/28[2]	EUR	75,000	17,062
doValue SpA 3.375%, due 07/31/26[3]	EUR	100,000	93,372
3.375%, due 07/31/26[2]		150,000	140,058
5.000%, due 08/04/25[2]		325,000	339,817
Enact Holdings, Inc. 6.500%, due 08/15/25[2]		175,000	173,256
Garfunkelux Holdco 3 SA 7.750%, due 11/01/25[3]	GBP	225,000	207,614
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[2,7]		339,557	320,002
International Personal Finance PLC 9.750%, due 11/12/25	EUR	325,000	319,677
Iqera Group SAS 6.500%, due 09/30/24[2]	EUR	83,280	89,374
Jane Street Group/JSG Finance, Inc. 4.500%, due 11/15/29[2]		75,000	65,803
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(continued)
Jefferson Capital Holdings LLC 6.000%, due 08/15/26[2]		150,000	$126,865
Jerrold Finco PLC 4.875%, due 01/15/26[3]	GBP	100,000	112,101
5.250%, due 01/15/27[3]		175,000	186,943
Macquarie Airfinance Holdings Ltd. 8.375%, due 05/01/28[2]		25,000	25,455
Midcap Financial Issuer Trust 6.500%, due 05/01/28[2]		200,000	176,329
Muthoot Finance Ltd. 4.400%, due 09/02/23[3]		200,000	199,400
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[2]		75,000	63,203
5.500%, due 08/15/28[2]		100,000	90,570
5.750%, due 11/15/31[2]		50,000	42,430
6.000%, due 01/15/27[2]		75,000	71,671
Navient Corp. 5.000%, due 03/15/27		231,000	209,045
5.500%, due 03/15/29		250,000	216,137
Series A, 5.625%, due 08/01/33		150,000	114,796
6.125%, due 03/25/24		225,000	224,169
6.750%, due 06/25/25		125,000	123,598
6.750%, due 06/15/26		200,000	195,000
9.375%, due 07/25/30		75,000	75,375
Newday Bondco PLC 13.250%, due 12/15/26[3]	GBP	103,000	135,490
NFP Corp. 4.875%, due 08/15/28[2]		300,000	269,968
OneMain Finance Corp. 3.875%, due 09/15/28		25,000	20,531
4.000%, due 09/15/30		75,000	58,921
5.375%, due 11/15/29		25,000	21,659
6.625%, due 01/15/28		25,000	23,703
6.875%, due 03/15/25		50,000	49,834
7.125%, due 03/15/26		400,000	396,244
PennyMac Financial Services, Inc. 4.250%, due 02/15/29[2]		175,000	144,469
5.750%, due 09/15/31[2]		75,000	63,446
PRA Group, Inc. 7.375%, due 09/01/25[2]		25,000	24,071
8.375%, due 02/01/28[2]		100,000	91,250
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		75,000	66,418
Radian Group, Inc. 4.500%, due 10/01/24		50,000	48,727
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 3.625%, due 03/01/29[2]		75,000	63,936
3.875%, due 03/01/31[2]		50,000	41,125
4.000%, due 10/15/33[2]		250,000	198,285
SLM Corp. 3.125%, due 11/02/26		250,000	219,982
Synchrony Financial 7.250%, due 02/02/33		75,000	70,328

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 6.375%, due 02/01/30[2]		75,000	$63,485
7.875%, due 05/01/27[2]		100,000	92,722
World Acceptance Corp. 7.000%, due 11/01/26[2]		125,000	109,726
			7,353,637
Electric—2.5%
AES Espana BV 5.700%, due 05/04/28[2]		400,000	359,324
Calpine Corp. 5.000%, due 02/01/31[2]		50,000	42,087
5.125%, due 03/15/28[2]		325,000	294,722
Centrais Eletricas Brasileiras SA 3.625%, due 02/04/25[2]		200,000	190,580
Clean Renewable Power Mauritius Pte. Ltd. 4.250%, due 03/25/27[2]		186,000	164,569
Clearway Energy Operating LLC 3.750%, due 01/15/32[2]		50,000	40,866
4.750%, due 03/15/28[2]		50,000	46,383
ContourGlobal Power Holdings SA 3.125%, due 01/01/28[2]	EUR	100,000	91,220
3.125%, due 01/01/28[3]		200,000	182,440
Electricite de France SA (fixed, converts to FRN on 01/22/26), 5.000%, due 01/22/26[3,6,8]	EUR	300,000	318,035
(fixed, converts to FRN on 01/29/25), 5.375%, due 01/29/25[3,6,8]		100,000	107,565
Energia Group Roi Financeco DAC 6.875%, due 07/31/28[2]	EUR	250,000	274,631
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[3]		400,000	381,476
6.750%, due 08/06/23[3]		210,000	209,517
Instituto Costarricense de Electricidad 6.375%, due 05/15/43[3]		200,000	168,554
6.750%, due 10/07/31[2]		300,000	293,331
Investment Energy Resources Ltd. 6.250%, due 04/26/29[2]		200,000	187,146
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[2]		50,000	44,261
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2]		375,000	337,922
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[2]		125,000	116,221
NRG Energy, Inc. 3.375%, due 02/15/29[2]		50,000	41,278
3.625%, due 02/15/31[2]		25,000	19,619
6.625%, due 01/15/27		46,000	45,678
7.000%, due 03/15/33[2]		100,000	99,769
(fixed, converts to FRN on 03/15/28), 10.250%, due 03/15/28[2,6,8]		100,000	96,909
PG&E Corp. 5.000%, due 07/01/28		175,000	161,899
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
RRI Energy, Inc. 3.000%, due 06/15/17[4,5,11]		75,000	$0
SMC Global Power Holdings Corp. (fixed, converts to FRN on 10/21/25), 7.000%, due 10/21/25[3,6,8]		200,000	171,670
Talen Energy Supply LLC 8.625%, due 06/01/30[2]		75,000	77,841
TransAlta Corp. 7.750%, due 11/15/29		100,000	103,750
Vistra Corp. (fixed, converts to FRN on 12/15/26), 7.000%, due 12/15/26[2,6,8]		150,000	133,500
Vistra Operations Co. LLC 5.500%, due 09/01/26[2]		200,000	193,400
			4,996,163
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 6.500%, due 12/31/27[2]		50,000	48,588
Senvion Holding GmbH 3.875%, due 10/25/22[3,11]	EUR	400,000	1,100
			49,688
Electronics—0.6%
Coherent Corp. 5.000%, due 12/15/29[2]		150,000	135,000
Imola Merger Corp. 4.750%, due 05/15/29[2]		600,000	526,819
Likewize Corp. 9.750%, due 10/15/25[2]		75,000	72,338
Sensata Technologies BV 4.000%, due 04/15/29[2]		200,000	176,734
Sensata Technologies, Inc. 3.750%, due 02/15/31[2]		75,000	63,344
TTM Technologies, Inc. 4.000%, due 03/01/29[2]		200,000	170,500
			1,144,735
Energy-alternate sources—0.4%
Continuum Energy Levanter Pte. Ltd. 4.500%, due 02/09/27[2]		186,000	172,515
Greenko Power II Ltd. 4.300%, due 12/13/28[2]		231,875	203,598
ReNew Power Pvt Ltd. 5.875%, due 03/05/27[2]		299,000	280,648
TerraForm Power Operating LLC 4.750%, due 01/15/30[2]		125,000	110,302
5.000%, due 01/31/28[2]		50,000	46,401
			813,464
Engineering & construction—1.0%
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[3]		510,000	500,733
Arcosa, Inc. 4.375%, due 04/15/29[2]		50,000	45,002

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Engineering & construction—(concluded)
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners 4.050%, due 04/27/26[3]		200,000	$175,126
GMR Hyderabad International Airport Ltd. 4.750%, due 02/02/26[2]		300,000	285,273
OHL Operaciones SA 5.100% Cash or 1.500% PIK,
6.600%, due 03/31/26[3,7]	EUR	107,722	102,754
5.100% Cash or 1.500% PIK,
6.600%, due 03/31/26[2,7]		200,054	190,829
Sarens Finance Co. NV 5.750%, due 02/21/27[3]	EUR	338,000	313,341
Sitios Latinoamerica SAB de CV 5.375%, due 04/04/32[2]		200,000	182,800
TopBuild Corp. 4.125%, due 02/15/32[2]		75,000	64,350
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[2]		200,000	179,509
			2,039,717
Entertainment—4.1%
888 Acquisitions Ltd. 7.558%, due 07/15/27[2]	EUR	175,000	179,895
Affinity Interactive 6.875%, due 12/15/27[2]		150,000	132,702
Allen Media LLC/Allen Media Co.-Issuer, Inc. 10.500%, due 02/15/28[2]		150,000	85,125
Allwyn Entertainment Financing U.K. PLC 7.250%, due 04/30/30[2]	EUR	125,000	140,014
Allwyn International AS 3.875%, due 02/15/27[3]	EUR	100,000	103,216
AMC Entertainment Holdings, Inc. 5.875%, due 11/15/26		25,000	11,500
10.000%, due 06/15/26[2]		449,932	308,203
Boyne USA, Inc. 4.750%, due 05/15/29[2]		150,000	136,960
Caesars Entertainment, Inc. 4.625%, due 10/15/29[2]		550,000	484,178
6.250%, due 07/01/25[2]		150,000	149,183
7.000%, due 02/15/30[2]		100,000	101,002
CDI Escrow Issuer, Inc. 5.750%, due 04/01/30[2]		125,000	116,094
Cedar Fair LP 5.250%, due 07/15/29		102,000	91,481
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp./Millennium Op 6.500%, due 10/01/28		200,000	193,843
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		75,000	69,328
5.500%, due 04/01/27[2]		150,000	145,097
Cinemark USA, Inc. 5.250%, due 07/15/28[2]		325,000	284,281
	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(continued)
5.875%, due 03/15/26[2]		200,000	$189,310
Cirsa Finance International Sarl 4.750%, due 05/22/25[3]	EUR	300,000	325,265
Codere Finance 2 Luxembourg SA 8.000% Cash or 3.000% PIK,
11.000%, due 09/30/26[3,7]	EUR	100,556	91,750
8.000% Cash or 3.000% PIK,
11.000%, due 09/30/26[2,7]		61,563	56,172
2.000% Cash or 10.750% PIK, 12.750%, due 11/30/27[3,7]		217,319	77,704
Everi Holdings, Inc. 5.000%, due 07/15/29[2]		50,000	44,000
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		175,000	174,934
Inter Media & Communication SpA 6.750%, due 02/09/27[3]	EUR	150,000	159,551
6.750%, due 02/09/27[2]		100,000	106,367
International Game Technology PLC 4.125%, due 04/15/26[2]		200,000	189,671
Intralot Capital Luxembourg SA 5.250%, due 09/15/24[3]	EUR	550,000	585,072
Jacobs Entertainment, Inc. 6.750%, due 02/15/29[2]		225,000	204,937
LHMC Finco 2 Sarl 7.250% Cash or 8.000% PIK,
7.250%, due 10/02/25[3,7]	EUR	234,000	253,678
Live Nation Entertainment, Inc. 3.750%, due 01/15/28[2]		150,000	134,364
4.750%, due 10/15/27[2]		150,000	139,312
4.875%, due 11/01/24[2]		75,000	73,969
5.625%, due 03/15/26[2]		225,000	219,375
Lottomatica SpA 7.125%, due 06/01/28[2]	EUR	100,000	112,699
9.750%, due 09/30/27[2]		150,000	178,738
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, due 05/01/29[2]		125,000	111,025
Mohegan Tribal Gaming Authority 8.000%, due 02/01/26[2]		150,000	138,750
Motion Bondco DAC 6.625%, due 11/15/27[2]		200,000	184,835
Motion Finco Sarl 7.375%, due 06/15/30[2]	EUR	225,000	244,604
Penn Entertainment, Inc. 4.125%, due 07/01/29[2]		225,000	185,844
Pinewood Finance Co. Ltd. 3.625%, due 11/15/27[3]	GBP	200,000	217,854
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, due 09/01/29[2]		175,000	132,563
5.875%, due 09/01/31[2]		125,000	92,275
Raptor Acquisition Corp./Raptor Co.-Issuer LLC 4.875%, due 11/01/26[2]		75,000	70,315

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.625%, due 03/01/30[2]		50,000	$44,303
Scientific Games International, Inc. 7.000%, due 05/15/28[2]		250,000	249,100
7.250%, due 11/15/29[2]		25,000	24,938
8.625%, due 07/01/25[2]		25,000	25,522
SeaWorld Parks & Entertainment, Inc. 5.250%, due 08/15/29[2]		250,000	225,000
Six Flags Entertainment Corp. 5.500%, due 04/15/27[2]		25,000	23,563
WMG Acquisition Corp. 3.000%, due 02/15/31[2]		25,000	20,438
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, due 10/01/29[2]		125,000	113,110
			8,153,009
Environmental control—0.1%
Clean Harbors, Inc. 6.375%, due 02/01/31[2]		50,000	50,239
Covanta Holding Corp. 5.000%, due 09/01/30		100,000	86,500
Madison IAQ LLC 5.875%, due 06/30/29[2]		100,000	83,879
			220,618
Food—2.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.250%, due 03/15/26[2]		75,000	69,708
3.500%, due 03/15/29[2]		25,000	21,764
4.625%, due 01/15/27[2]		175,000	165,838
4.875%, due 02/15/30[2]		75,000	68,812
5.875%, due 02/15/28[2]		50,000	48,688
6.500%, due 02/15/28[2]		150,000	149,410
Bellis Acquisition Co. PLC 3.250%, due 02/16/26[3]	GBP	300,000	330,148
C&S Group Enterprises LLC 5.000%, due 12/15/28[2]		100,000	77,412
Casino Guichard Perrachon SA 4.498%, due 03/07/24[3]	EUR	100,000	1,341
5.250%, due 04/15/27[3]		100,000	1,374
Grupo KUO SAB De CV 5.750%, due 07/07/27[3]		200,000	179,124
Ingles Markets, Inc. 4.000%, due 06/15/31[2]		175,000	148,164
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500%, due 01/15/30[2]		100,000	96,737
Lamb Weston Holdings, Inc. 4.125%, due 01/31/30[2]		100,000	88,255
4.375%, due 01/31/32[2]		100,000	87,817
Minerva Luxembourg SA 4.375%, due 03/18/31[3]		650,000	527,264
4.375%, due 03/18/31[2]		250,000	202,794
	Face amount[1]		Value
Corporate bonds—(continued)
Food—(concluded)
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		80,000	$79,245
NBM U.S. Holdings, Inc. 7.000%, due 05/14/26[3]		200,000	195,500
Performance Food Group, Inc. 4.250%, due 08/01/29[2]		125,000	111,040
5.500%, due 10/15/27[2]		50,000	48,415
Pilgrim's Pride Corp. 6.250%, due 07/01/33		50,000	49,652
Post Holdings, Inc. 4.500%, due 09/15/31[2]		50,000	42,569
4.625%, due 04/15/30[2]		350,000	308,429
5.500%, due 12/15/29[2]		75,000	69,651
5.625%, due 01/15/28[2]		25,000	24,159
Premier Foods Finance PLC 3.500%, due 10/15/26[3]	GBP	250,000	287,817
Rallye SA Series COFP, 5.250%, due 02/28/32[3]	EUR	800,000	4,398
SEG Holding LLC/SEG Finance Corp. 5.625%, due 10/15/28[2]		250,000	236,147
Sigma Holdco BV 5.750%, due 05/15/26[3]	EUR	325,000	313,725
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625%, due 03/01/29[2]		175,000	146,125
United Natural Foods, Inc. 6.750%, due 10/15/28[2]		50,000	41,652
US Foods, Inc. 4.750%, due 02/15/29[2]		200,000	183,951
6.250%, due 04/15/25[2]		100,000	100,252
			4,507,377
Food service—0.2%
Aramark Services, Inc. 5.000%, due 04/01/25[2]		75,000	73,881
5.000%, due 02/01/28[2]		100,000	94,000
6.375%, due 05/01/25[2]		125,000	125,002
TKC Holdings, Inc.
10.500%, due 05/15/29[2]		100,000	76,000
			368,883
Forest products & paper—0.1%
Appcion 9.000%, due 06/01/25[2,4,5,10,11]		650,000	6,500
Domtar Corp. 6.750%, due 10/01/28[2]		83,000	72,464
Glatfelter Corp. 4.750%, due 11/15/29[2]		75,000	51,844
Mercer International, Inc. 5.125%, due 02/01/29		150,000	122,828
			253,636
Gas—0.3%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		50,000	48,521

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Gas—(concluded)
5.750%, due 05/20/27		150,000	$137,010
EP Infrastructure AS 1.816%, due 03/02/31[3]	EUR	375,000	281,890
2.045%, due 10/09/28[3]		150,000	127,566
			594,987
Hand & machine tools—0.2%
Regal Rexnord Corp. 6.050%, due 02/15/26[2]		50,000	49,984
6.050%, due 04/15/28[2]		50,000	49,695
6.300%, due 02/15/30[2]		50,000	49,918
6.400%, due 04/15/33[2]		50,000	49,867
Werner FinCo LP/Werner FinCo, Inc. 11.500%, due 06/15/28[2]		75,000	75,188
14.500%, due 10/15/28[2]		125,000	110,000
			384,652
Healthcare-products—0.6%
Avantor Funding, Inc. 3.875%, due 11/01/29[2]		150,000	131,266
4.625%, due 07/15/28[2]		275,000	255,154
Marcolin SpA 6.125%, due 11/15/26[3]	EUR	300,000	303,085
Medline Borrower LP 3.875%, due 04/01/29[2]		257,000	225,048
5.250%, due 10/01/29[2]		375,000	332,692
			1,247,245
Healthcare-services—2.9%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[2]		100,000	92,501
5.500%, due 07/01/28[2]		125,000	119,687
AHP Health Partners, Inc. 5.750%, due 07/15/29[2]		100,000	87,070
Air Methods Corp. 8.000%, due 05/15/25[2]		175,000	875
Catalent Pharma Solutions, Inc. 2.375%, due 03/01/28[3]	EUR	125,000	115,325
3.125%, due 02/15/29[2]		50,000	41,722
Charles River Laboratories International, Inc. 4.000%, due 03/15/31[2]		82,000	71,484
CHS/Community Health Systems, Inc. 4.750%, due 02/15/31[2]		250,000	189,395
5.250%, due 05/15/30[2]		125,000	99,880
5.625%, due 03/15/27[2]		175,000	155,714
6.000%, due 01/15/29[2]		75,000	64,125
6.125%, due 04/01/30[2]		150,000	94,548
6.875%, due 04/01/28[2]		23,000	14,134
6.875%, due 04/15/29[2]		225,000	149,121
8.000%, due 03/15/26[2]		250,000	245,498
8.000%, due 12/15/27[2]		250,000	244,449
DaVita, Inc. 3.750%, due 02/15/31[2]		175,000	139,936
4.625%, due 06/01/30[2]		325,000	277,323
	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
Encompass Health Corp. 4.750%, due 02/01/30		125,000	$113,617
Fortrea Holdings, Inc. 7.500%, due 07/01/30[2]		150,000	153,299
HCA, Inc. 5.375%, due 09/01/26		75,000	74,795
IQVIA, Inc. 2.250%, due 03/15/29[3]	EUR	200,000	191,457
6.500%, due 05/15/30[2]		200,000	201,948
Legacy LifePoint Health LLC 6.750%, due 04/15/25[2]		125,000	126,921
LifePoint Health, Inc. 5.375%, due 01/15/29[2]		100,000	70,780
9.875%, due 08/15/30[2,12]		50,000	50,000
ModivCare Escrow Issuer, Inc. 5.000%, due 10/01/29[2]		75,000	53,674
Molina Healthcare, Inc. 3.875%, due 11/15/30[2]		125,000	106,929
3.875%, due 05/15/32[2]		150,000	125,134
4.375%, due 06/15/28[2]		150,000	137,539
Pediatrix Medical Group, Inc. 5.375%, due 02/15/30[2]		50,000	45,147
Prime Healthcare Services, Inc. 7.250%, due 11/01/25[2]		150,000	142,499
Rede D'or Finance Sarl 4.500%, due 01/22/30[3]		364,000	314,390
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.750%, due 12/01/26[2]		25,000	23,442
RP Escrow Issuer LLC 5.250%, due 12/15/25[2]		100,000	68,184
Tenet Healthcare Corp. 4.250%, due 06/01/29		50,000	44,802
4.375%, due 01/15/30		75,000	66,891
4.875%, due 01/01/26		125,000	120,981
5.125%, due 11/01/27		175,000	166,179
6.125%, due 10/01/28		525,000	500,110
6.125%, due 06/15/30		300,000	291,525
6.750%, due 05/15/31[2]		250,000	248,329
			5,641,359
Holding companies-divers—0.3%
Benteler International AG 9.375%, due 05/15/28[2]	EUR	125,000	139,540
KOC Holding AS 6.500%, due 03/11/25[3]		400,000	396,352
			535,892
Home builders—1.3%
Adams Homes, Inc. 7.500%, due 02/15/25[2]		150,000	147,348
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, due 08/01/29[2]		75,000	64,899
4.625%, due 04/01/30[2]		150,000	128,250
6.625%, due 01/15/28[2]		100,000	95,953

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Home builders—(concluded)
Beazer Homes USA, Inc. 5.875%, due 10/15/27	50,000	$48,290
6.750%, due 03/15/25	175,000	173,788
7.250%, due 10/15/29	100,000	98,281
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC 4.875%, due 02/15/30[2]	25,000	20,306
5.000%, due 06/15/29[2]	125,000	103,750
Century Communities, Inc. 3.875%, due 08/15/29[2]	75,000	65,226
Empire Communities Corp. 7.000%, due 12/15/25[2]	125,000	120,143
Forestar Group, Inc. 3.850%, due 05/15/26[2]	100,000	92,826
5.000%, due 03/01/28[2]	125,000	115,916
Installed Building Products, Inc. 5.750%, due 02/01/28[2]	150,000	142,032
KB Home 4.000%, due 06/15/31	125,000	108,837
6.875%, due 06/15/27	100,000	101,750
7.250%, due 07/15/30	75,000	76,546
LGI Homes, Inc. 4.000%, due 07/15/29[2]	25,000	21,003
Mattamy Group Corp. 4.625%, due 03/01/30[2]	125,000	109,362
Meritage Homes Corp. 6.000%, due 06/01/25	190,000	189,762
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28	100,000	91,000
4.750%, due 04/01/29	125,000	110,964
STL Holding Co. LLC 7.500%, due 02/15/26[2]	125,000	115,625
Thor Industries, Inc. 4.000%, due 10/15/29[2]	75,000	64,427
Tri Pointe Homes, Inc. 5.700%, due 06/15/28	75,000	72,000
Winnebago Industries, Inc. 6.250%, due 07/15/28[2]	100,000	97,026
		2,575,310
Home furnishings—0.1%
Tempur Sealy International, Inc. 4.000%, due 04/15/29[2]	125,000	108,351
Household products—0.1%
Edgewell Personal Care Co. 4.125%, due 04/01/29[2]	175,000	153,083
5.500%, due 06/01/28[2]	75,000	71,062
		224,145
Household products/wares—0.4%
Central Garden & Pet Co. 4.125%, due 04/30/31[2]	100,000	83,483
	Face amount[1]		Value
Corporate bonds—(continued)
Household products/wares—(concluded)
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.000%, due 12/31/27[2]		75,000	$66,017
Spectrum Brands, Inc. 4.000%, due 10/01/26[3]	EUR	200,000	209,180
4.000%, due 10/01/26[2]		325,000	339,917
5.500%, due 07/15/30[2]		50,000	45,664
			744,261
Housewares—0.4%
Newell Brands, Inc. 4.700%, due 04/01/26		225,000	213,570
5.875%, due 04/01/36		225,000	195,566
6.000%, due 04/01/46		50,000	40,530
6.375%, due 09/15/27		75,000	73,781
6.625%, due 09/15/29		50,000	49,946
Scotts Miracle-Gro Co. 4.000%, due 04/01/31		125,000	101,528
4.375%, due 02/01/32		50,000	40,500
			715,421
Insurance—0.8%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		375,000	362,125
10.125%, due 08/01/26[2]		25,000	25,594
AssuredPartners, Inc. 5.625%, due 01/15/29[2]		25,000	21,823
7.000%, due 08/15/25[2]		50,000	49,370
HUB International Ltd. 5.625%, due 12/01/29[2]		25,000	22,313
7.000%, due 05/01/26[2]		25,000	24,949
7.250%, due 06/15/30[2]		75,000	76,426
MGIC Investment Corp. 5.250%, due 08/15/28		175,000	166,621
NMI Holdings, Inc. 7.375%, due 06/01/25[2]		175,000	176,719
Sagicor Financial Co. Ltd. 5.300%, due 05/13/28[2]		400,000	379,600
Tongyang Life Insurance Co. Ltd. (fixed, converts to FRN on 09/22/25), 5.250%, due 09/22/25[3,6,8]		200,000	176,116
			1,481,656
Internet—1.3%
B2W Digital Lux Sarl 0.000%, due 12/20/30[2,11]		200,000	31,000
Cogent Communications Group, Inc. 7.000%, due 06/15/27[2]		125,000	120,642
Gen Digital, Inc. 6.750%, due 09/30/27[2]		125,000	125,436
7.125%, due 09/30/30[2]		150,000	151,160
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500%, due 03/01/29[2]		50,000	42,995
5.250%, due 12/01/27[2]		200,000	191,000

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Internet—(concluded)
iliad SA 1.500%, due 10/14/24[3]	EUR	100,000	$106,207
1.875%, due 02/11/28[3]		100,000	95,635
2.375%, due 06/17/26[3]		400,000	410,193
Match Group Holdings II LLC 4.125%, due 08/01/30[2]		100,000	86,295
5.000%, due 12/15/27[2]		75,000	71,066
MercadoLibre, Inc. 3.125%, due 01/14/31		300,000	239,286
Millennium Escrow Corp. 6.625%, due 08/01/26[2]		100,000	74,516
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, due 04/30/27[2]		50,000	43,518
Uber Technologies, Inc. 6.250%, due 01/15/28[2]		125,000	124,033
7.500%, due 05/15/25[2]		25,000	25,280
7.500%, due 09/15/27[2]		250,000	255,175
8.000%, due 11/01/26[2]		150,000	153,028
United Group BV 3.125%, due 02/15/26[3]	EUR	200,000	192,687
Ziff Davis, Inc. 4.625%, due 10/15/30[2]		69,000	60,462
			2,599,614
Investment companies—0.5%
Compass Group Diversified Holdings LLC 5.000%, due 01/15/32[2]		75,000	61,582
5.250%, due 04/15/29[2]		125,000	113,801
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, due 02/01/29		50,000	40,554
5.250%, due 05/15/27		200,000	176,300
6.250%, due 05/15/26		225,000	210,924
Linx Capital Ltd. 15.200%, due 04/01/25[2]	EUR	381,565	369,187
			972,348
Iron & steel—1.1%
ATI, Inc. 4.875%, due 10/01/29		75,000	68,252
5.125%, due 10/01/31		100,000	89,745
5.875%, due 12/01/27		150,000	145,796
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]		175,000	169,750
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[2]		140,000	139,538
Carpenter Technology Corp. 6.375%, due 07/15/28		200,000	196,944
Cleveland-Cliffs, Inc. 4.875%, due 03/01/31[2]		50,000	44,321
5.875%, due 06/01/27		225,000	220,914
6.750%, due 03/15/26[2]		50,000	50,282
6.750%, due 04/15/30[2]		100,000	97,280
Commercial Metals Co. 4.125%, due 01/15/30		50,000	44,756
	Face amount[1]		Value
Corporate bonds—(continued)
Iron & steel—(concluded)
4.375%, due 03/15/32		50,000	$43,370
CSN Inova Ventures 6.750%, due 01/28/28[3]		250,000	236,523
JSW Steel Ltd. 5.050%, due 04/05/32[2]		200,000	162,496
Mineral Resources Ltd. 8.000%, due 11/01/27[2]		300,000	300,819
8.125%, due 05/01/27[2]		148,000	148,130
8.500%, due 05/01/30[2]		75,000	75,779
TMS International Corp. 6.250%, due 04/15/29[2]		25,000	20,906
			2,255,601
IT services—0.1%
Carnelian Holdings LP 50.000%, due 06/30/28[4]		15,607	156,065
Leisure time—4.1%
Carnival Corp. 5.750%, due 03/01/27[2]		1,925,000	1,780,645
6.000%, due 05/01/29[2]		625,000	561,806
6.650%, due 01/15/28		100,000	92,466
7.625%, due 03/01/26[2]		625,000	616,572
7.625%, due 03/01/26[3]	EUR	150,000	162,451
9.875%, due 08/01/27[2]		25,000	26,137
10.500%, due 06/01/30[2]		350,000	370,242
Carnival PLC 1.000%, due 10/28/29	EUR	425,000	308,987
7.875%, due 06/01/27		25,000	25,378
Codere New Holdco SA 3.000%, due 11/30/27[3,4,10]	EUR	125,662	12,780
Deuce Finco PLC 5.500%, due 06/15/27[2]	GBP	125,000	137,385
5.500%, due 06/15/27[3]		250,000	274,770
Life Time, Inc. 5.750%, due 01/15/26[2]		275,000	269,577
8.000%, due 04/15/26[2]		625,000	624,943
Lindblad Expeditions LLC 6.750%, due 02/15/27[2]		50,000	47,981
MajorDrive Holdings IV LLC 6.375%, due 06/01/29[2]		175,000	143,160
NCL Corp. Ltd. 5.875%, due 03/15/26[2]		475,000	449,472
5.875%, due 02/15/27[2]		50,000	48,691
7.750%, due 02/15/29[2]		75,000	71,810
NCL Finance Ltd. 6.125%, due 03/15/28[2]		125,000	113,750
Royal Caribbean Cruises Ltd. 3.700%, due 03/15/28		150,000	130,873
4.250%, due 07/01/26[2]		75,000	69,711
5.375%, due 07/15/27[2]		575,000	546,724
5.500%, due 08/31/26[2]		75,000	71,928
5.500%, due 04/01/28[2]		250,000	235,624
7.250%, due 01/15/30[2]		75,000	75,811
7.500%, due 10/15/27		100,000	101,766
11.625%, due 08/15/27[2]		50,000	54,596

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Leisure time—(concluded)
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		350,000	$327,282
6.250%, due 05/15/25[2]		75,000	73,624
7.000%, due 02/15/29[2]		100,000	94,250
Viking Ocean Cruises Ship VII Ltd. 5.625%, due 02/15/29[2]		75,000	69,767
VOC Escrow Ltd. 5.000%, due 02/15/28[2]		150,000	139,371
			8,130,330
Lodging—1.9%
Boyd Gaming Corp. 4.750%, due 12/01/27		25,000	23,545
4.750%, due 06/15/31[2]		150,000	134,216
Fortune Star BVI Ltd. 3.950%, due 10/02/26[3]	EUR	200,000	142,434
6.850%, due 07/02/24[3]		200,000	188,908
Full House Resorts, Inc. 8.250%, due 02/15/28[2]		200,000	184,469
Hilton Domestic Operating Co., Inc. 3.625%, due 02/15/32[2]		125,000	104,894
3.750%, due 05/01/29[2]		75,000	66,823
4.000%, due 05/01/31[2]		350,000	305,290
4.875%, due 01/15/30		150,000	140,625
5.375%, due 05/01/25[2]		200,000	198,132
5.750%, due 05/01/28[2]		125,000	123,102
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, due 07/01/31[2]		200,000	170,964
5.000%, due 06/01/29[2]		275,000	245,792
MGM China Holdings Ltd. 5.250%, due 06/18/25[3]		200,000	192,750
MGM Resorts International 4.750%, due 10/15/28		100,000	92,319
5.500%, due 04/15/27		75,000	72,256
6.750%, due 05/01/25		25,000	25,108
Sands China Ltd. 5.900%, due 08/08/28		200,000	194,250
Station Casinos LLC 4.500%, due 02/15/28[2]		25,000	22,677
4.625%, due 12/01/31[2]		50,000	42,250
Travel & Leisure Co. 4.625%, due 03/01/30[2]		75,000	64,760
6.625%, due 07/31/26[2]		100,000	99,544
TVL Finance PLC 3 mo. EUR EURIBOR + 5.500%, 9.214%, due 04/28/28[2,6]	EUR	100,000	108,440
10.250%, due 04/28/28[2]	GBP	275,000	354,492
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2]		250,000	237,606
Wynn Macau Ltd. 5.500%, due 10/01/27[3]		200,000	180,750
			3,716,396
	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-construction & mining—0.1%
BWX Technologies, Inc. 4.125%, due 04/15/29[2]		75,000	$67,313
Terex Corp. 5.000%, due 05/15/29[2]		150,000	139,570
			206,883
Machinery-diversified—0.7%
Chart Industries, Inc. 7.500%, due 01/01/30[2]		25,000	25,621
9.500%, due 01/01/31[2]		125,000	134,063
Galapagos SA 5.375% 06/15/2021,
5.375%, due 06/15/21[3,11]	EUR	27,500	151
GrafTech Global Enterprises, Inc. 9.875%, due 12/15/28[2]		50,000	50,789
Husky III Holding Ltd. 13.000% Cash or 13.750% PIK, 13.000%, due 02/15/25[2,7]		125,000	116,250
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		25,000	23,250
OT Merger Corp. 7.875%, due 10/15/29[2]		50,000	32,307
Selecta Group BV 3.500% Cash or 4.500% PIK, 8.000%, due 04/01/26[2,7]	EUR	207,887	203,452
3.500% Cash or 4.500% PIK, 8.000%, due 04/01/26[3,7]		18,946	18,542
10.000%, due 07/01/26[2,7]		84,686	63,186
9.250% Cash or 10.000% PIK, 10.000%, due 07/01/26[3,7]		295,369	220,381
Titan Acquisition Ltd./Titan Co.-Borrower LLC 7.750%, due 04/15/26[2]		200,000	185,766
TK Elevator Midco GmbH 4.375%, due 07/15/27[3]	EUR	300,000	300,123
			1,373,881
Media—5.6%
Altice Financing SA 2.250%, due 01/15/25[3]	EUR	225,000	222,030
3.000%, due 01/15/28[3]		200,000	162,607
4.250%, due 08/15/29[3]		275,000	218,191
5.000%, due 01/15/28[2]		200,000	155,192
AMC Networks, Inc. 4.250%, due 02/15/29		200,000	111,080
4.750%, due 08/01/25		25,000	22,142
Audacy Capital Corp. 6.750%, due 03/31/29[2]		75,000	1,608
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[2]		300,000	246,628
4.250%, due 01/15/34[2]		400,000	307,448
4.500%, due 05/01/32		225,000	183,457
4.500%, due 06/01/33[2]		550,000	435,215
4.750%, due 03/01/30[2]		250,000	216,692
4.750%, due 02/01/32[2]		675,000	557,286

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
Media—(continued)
5.000%, due 02/01/28[2]	200,000	$184,826
5.375%, due 06/01/29[2]	50,000	45,693
6.375%, due 09/01/29[2]	250,000	239,045
7.375%, due 03/01/31[2]	125,000	124,288
CSC Holdings LLC 4.500%, due 11/15/31[2]	400,000	286,957
4.625%, due 12/01/30[2]	350,000	175,824
5.000%, due 11/15/31[2]	200,000	101,078
Diamond Sports Group LLC/Diamond Sports Finance Co. 0.000%, due 08/15/26[2,11]	250,000	7,813
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.875%, due 08/15/27[2]	450,000	406,226
DISH DBS Corp. 5.125%, due 06/01/29	200,000	100,500
5.250%, due 12/01/26[2]	175,000	143,326
5.750%, due 12/01/28[2]	100,000	76,952
5.875%, due 11/15/24	175,000	159,765
7.375%, due 07/01/28	175,000	98,437
DISH Network Corp. 11.750%, due 11/15/27[2]	275,000	276,809
GCI LLC 4.750%, due 10/15/28[2]	150,000	130,384
Gray Escrow II, Inc. 5.375%, due 11/15/31[2]	125,000	87,224
Gray Television, Inc. 4.750%, due 10/15/30[2]	300,000	211,068
iHeartCommunications, Inc. 4.750%, due 01/15/28[2]	50,000	38,437
5.250%, due 08/15/27[2]	150,000	118,014
6.375%, due 05/01/26	55,291	47,788
8.375%, due 05/01/27	75,000	51,308
McGraw-Hill Education, Inc. 8.000%, due 08/01/29[2]	125,000	107,500
Midcontinent Communications/ Midcontinent Finance Corp. 5.375%, due 08/15/27[2]	125,000	117,903
News Corp. 3.875%, due 05/15/29[2]	225,000	198,693
5.125%, due 02/15/32[2]	200,000	183,000
Nexstar Media, Inc. 4.750%, due 11/01/28[2]	75,000	66,099
5.625%, due 07/15/27[2]	125,000	117,514
Scripps Escrow II, Inc. 5.375%, due 01/15/31[2]	50,000	38,113
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]	75,000	62,641
Sinclair Television Group, Inc. 4.125%, due 12/01/30[2]	125,000	81,499
5.125%, due 02/15/27[2]	150,000	125,391
Sirius XM Radio, Inc. 3.125%, due 09/01/26[2]	250,000	225,575
3.875%, due 09/01/31[2]	375,000	293,609
4.000%, due 07/15/28[2]	225,000	195,768
5.000%, due 08/01/27[2]	75,000	69,682
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
5.500%, due 07/01/29[2]		200,000	$182,734
Summer BidCo BV 9.000% Cash or 9.750% PIK, 9.000%, due 11/15/25[2,7]	EUR	177,664	176,823
TEGNA, Inc. 4.625%, due 03/15/28		175,000	156,625
5.000%, due 09/15/29		100,000	89,125
Telecomunicaciones Digitales SA 4.500%, due 01/30/30[2]		300,000	255,177
Univision Communications, Inc. 4.500%, due 05/01/29[2]		475,000	411,006
5.125%, due 02/15/25[2,9]		50,000	49,005
6.625%, due 06/01/27[2]		100,000	97,297
7.375%, due 06/30/30[2]		150,000	145,997
8.000%, due 08/15/28[2,12]		25,000	25,188
UPC Broadband Finco BV 4.875%, due 07/15/31[2]		400,000	335,937
Videotron Ltd. 3.625%, due 06/15/29[2]		100,000	87,000
Virgin Media Finance PLC 3.750%, due 07/15/30[3]	EUR	300,000	267,485
5.000%, due 07/15/30[2]		200,000	164,110
Virgin Media Secured Finance PLC 4.125%, due 08/15/30[3]	GBP	200,000	202,826
Virgin Media Vendor Financing Notes III DAC 4.875%, due 07/15/28[3]	GBP	100,000	104,461
VZ Vendor Financing II BV 2.875%, due 01/15/29[2]	EUR	300,000	264,912
Ziggo Bond Co. BV 6.000%, due 01/15/27[2]		200,000	186,060
			11,036,093
Metal fabricate/hardware—0.1%
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[2]		75,000	71,629
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		175,000	153,805
Roller Bearing Co. of America, Inc. 4.375%, due 10/15/29[2]		75,000	66,844
			292,278
Mining—1.6%
Alcoa Nederland Holding BV 4.125%, due 03/31/29[2]		200,000	179,362
Arconic Corp. 6.000%, due 05/15/25[2]		100,000	101,342
Arsenal AIC Parent LLC 8.000%, due 10/01/30[2,12]		150,000	153,000
China Hongqiao Group Ltd. 6.250%, due 06/08/24[3]		200,000	195,944
Coeur Mining, Inc. 5.125%, due 02/15/29[2]		100,000	82,974
Compass Minerals International, Inc. 6.750%, due 12/01/27[2]		25,000	24,355

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Mining—(concluded)
Constellium SE 3.125%, due 07/15/29[2]	EUR	275,000	$258,898
First Quantum Minerals Ltd. 6.875%, due 10/15/27[2]		200,000	195,625
7.500%, due 04/01/25[3]		296,000	294,499
8.625%, due 06/01/31[2]		400,000	409,500
FMG Resources August 2006 Pty. Ltd. 4.375%, due 04/01/31[2]		275,000	236,476
5.875%, due 04/15/30[2]		150,000	143,860
6.125%, due 04/15/32[2]		125,000	120,011
IAMGOLD Corp. 5.750%, due 10/15/28[2]		100,000	76,732
Kaiser Aluminum Corp. 4.625%, due 03/01/28[2]		125,000	112,197
Novelis Corp. 3.250%, due 11/15/26[2]		100,000	90,868
3.875%, due 08/15/31[2]		50,000	41,635
4.750%, due 01/30/30[2]		50,000	44,938
Novelis Sheet Ingot GmbH 3.375%, due 04/15/29[3]	EUR	100,000	96,479
Taseko Mines Ltd. 7.000%, due 02/15/26[2]		100,000	92,505
Vedanta Resources Finance II PLC 13.875%, due 01/21/24[2]		200,000	178,192
			3,129,392
Miscellaneous manufacturers—0.2%
FXI Holdings, Inc. 12.250%, due 11/15/26[2]		234,000	217,620
12.250%, due 11/15/26[2]		94,000	86,950
LSB Industries, Inc. 6.250%, due 10/15/28[2]		25,000	22,950
Trinity Industries, Inc. 7.750%, due 07/15/28[2]		125,000	127,185
			454,705
Office & business equipment—0.1%
CDW LLC/CDW Finance Corp. 3.250%, due 02/15/29		75,000	65,414
4.125%, due 05/01/25		25,000	24,217
Xerox Holdings Corp. 5.000%, due 08/15/25[2]		150,000	143,915
			233,546
Oil & gas—8.5%
Aethon United BR LP/Aethon United Finance Corp. 8.250%, due 02/15/26[2]		100,000	99,240
Antero Resources Corp. 7.625%, due 02/01/29[2]		49,000	50,186
Apache Corp. 7.375%, due 08/15/47		100,000	97,377
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 8.250%, due 12/31/28[2]		25,000	24,828
9.000%, due 11/01/27[2]		150,000	187,028
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Athabasca Oil Corp. 9.750%, due 11/01/26[2]	111,000	$114,565
Baytex Energy Corp. 8.500%, due 04/30/30[2]	200,000	202,666
Callon Petroleum Co. 6.375%, due 07/01/26	25,000	24,496
7.500%, due 06/15/30[2]	75,000	72,811
8.250%, due 07/15/25	25,000	25,000
Chesapeake Energy Corp. 6.750%, due 04/15/29[2]	175,000	174,220
Chord Energy Corp. 6.375%, due 06/01/26[2]	75,000	74,431
Citgo Holding, Inc. 9.250%, due 08/01/24[2]	175,000	175,000
CITGO Petroleum Corp. 7.000%, due 06/15/25[2]	150,000	148,194
Civitas Resources, Inc. 5.000%, due 10/15/26[2]	175,000	165,156
CNX Resources Corp. 6.000%, due 01/15/29[2]	125,000	116,915
7.250%, due 03/14/27[2]	125,000	124,653
7.375%, due 01/15/31[2]	25,000	24,789
Comstock Resources, Inc. 5.875%, due 01/15/30[2]	100,000	88,519
6.750%, due 03/01/29[2]	125,000	116,596
Crescent Energy Finance LLC 9.250%, due 02/15/28[2]	25,000	25,430
CrownRock LP/CrownRock Finance, Inc. 5.000%, due 05/01/29[2]	25,000	23,509
5.625%, due 10/15/25[2]	50,000	49,250
Ecopetrol SA 5.875%, due 05/28/45	300,000	214,500
8.625%, due 01/19/29	200,000	205,650
8.875%, due 01/13/33	200,000	204,325
Energean Israel Finance Ltd. 4.875%, due 03/30/26[3]	300,000	279,351
5.875%, due 03/30/31[3]	75,000	65,465
Ensign Drilling, Inc. 9.250%, due 04/15/24[2]	100,000	97,847
Geopark Ltd. 5.500%, due 01/17/27[2]	500,000	428,625
Global Marine, Inc. 7.000%, due 06/01/28	100,000	87,250
Gulfport Energy Corp. 2.000%, due 10/15/24[11]	50,000	32
3.000%, due 05/15/25[11]	100,000	63
3.000%, due 01/15/26[11]	175,000	110
8.000%, due 05/17/26[2]	170,052	171,721
Hilcorp Energy I LP/Hilcorp Finance Co. 6.000%, due 04/15/30[2]	100,000	92,433
6.000%, due 02/01/31[2]	175,000	158,478
6.250%, due 11/01/28[2]	75,000	71,795
Ithaca Energy North Sea PLC 9.000%, due 07/15/26[2]	200,000	189,996
KazMunayGas National Co. JSC 3.500%, due 04/14/33[2]	200,000	157,830

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
4.750%, due 04/19/27[3]		250,000	$238,182
Leviathan Bond Ltd. 6.125%, due 06/30/25[3]		75,000	73,521
6.500%, due 06/30/27[3]		300,000	289,047
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]		175,000	171,500
Matador Resources Co. 5.875%, due 09/15/26		100,000	97,313
6.875%, due 04/15/28[2]		75,000	74,536
Medco Laurel Tree Pte. Ltd. 6.950%, due 11/12/28[2]		400,000	367,616
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]		100,000	93,397
Murphy Oil Corp. 6.375%, due 07/15/28		150,000	149,339
Nabors Industries Ltd. 7.250%, due 01/15/26[2]		50,000	48,138
7.500%, due 01/15/28[2]		100,000	91,724
Nabors Industries, Inc. 5.750%, due 02/01/25		175,000	171,500
Noble Finance II LLC 8.000%, due 04/15/30[2]		50,000	51,438
Northern Oil & Gas, Inc. 8.125%, due 03/01/28[2]		250,000	248,125
8.750%, due 06/15/31[2]		75,000	75,566
Parkland Corp. 4.500%, due 10/01/29[2]		250,000	220,619
4.625%, due 05/01/30[2]		100,000	87,755
5.875%, due 07/15/27[2]		150,000	145,954
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28		275,000	259,666
Permian Resources Operating LLC 5.375%, due 01/15/26[2]		150,000	144,000
5.875%, due 07/01/29[2]		100,000	95,305
Petrobras Global Finance BV 5.093%, due 01/15/30		250,000	233,040
6.850%, due 06/05/15		200,000	176,002
6.900%, due 03/19/49		325,000	303,712
Petroleos Mexicanos 2.750%, due 04/21/27[3]	EUR	575,000	502,457
3.750%, due 04/16/26[3]		100,000	96,514
4.750%, due 02/26/29[3]		275,000	236,813
5.950%, due 01/28/31		300,000	222,000
6.500%, due 03/13/27		250,000	221,362
6.500%, due 06/02/41		1,250,000	807,656
6.625%, due 06/15/35		477,000	338,551
6.700%, due 02/16/32		700,000	538,930
6.750%, due 09/21/47		479,000	307,039
6.875%, due 10/16/25		700,000	671,895
6.950%, due 01/28/60		250,000	158,125
7.690%, due 01/23/50		950,000	654,692
10.000%, due 02/07/33[2]		100,000	92,525
Precision Drilling Corp. 6.875%, due 01/15/29[2]		100,000	94,297
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
7.125%, due 01/15/26[2]	100,000	$99,087
Range Resources Corp. 8.250%, due 01/15/29	150,000	156,069
Rockcliff Energy II LLC 5.500%, due 10/15/29[2]	25,000	22,894
Sanchez Energy Corp. 6.125%, due 01/15/23	350,000	7,000
7.750%, due 06/15/21[11]	475,000	9,500
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]	275,000	260,485
8.875%, due 11/15/24[2]	100,000	99,750
Shelf Drilling North Sea Holdings Ltd. 10.250%, due 10/31/25[2]	50,000	50,016
SM Energy Co. 5.625%, due 06/01/25	50,000	48,999
6.750%, due 09/15/26	100,000	98,250
Southwestern Energy Co. 4.750%, due 02/01/32	75,000	66,640
5.375%, due 02/01/29	50,000	47,214
5.700%, due 01/23/25	34,000	33,786
8.375%, due 09/15/28	50,000	51,944
Sunoco LP/Sunoco Finance Corp. 4.500%, due 04/30/30	175,000	155,157
6.000%, due 04/15/27	150,000	148,759
Talos Production, Inc. 12.000%, due 01/15/26	75,000	78,438
Teine Energy Ltd. 6.875%, due 04/15/29[2]	125,000	115,000
Transocean Titan Financing Ltd. 8.375%, due 02/01/28[2]	50,000	51,625
Transocean, Inc. 6.800%, due 03/15/38	75,000	59,916
7.250%, due 11/01/25[2]	175,000	172,716
7.500%, due 01/15/26[2]	150,000	147,375
7.500%, due 04/15/31	100,000	87,426
8.000%, due 02/01/27[2]	50,000	48,192
8.750%, due 02/15/30[2]	25,000	25,956
9.350%, due 12/15/41	225,000	196,313
11.500%, due 01/30/27[2]	168,000	176,168
Valaris Ltd. 8.375%, due 04/30/30[2]	100,000	102,320
Vermilion Energy, Inc. 6.875%, due 05/01/30[2]	125,000	115,906
Vital Energy, Inc. 7.750%, due 07/31/29[2]	75,000	64,125
YPF SA 6.950%, due 07/21/27[3]	300,000	251,940
8.500%, due 03/23/25[3]	100,000	94,341
9.000%, due 02/12/26[3]	126,923	125,758
		16,749,246
Oil & gas services—0.7%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[2]	175,000	164,938
6.875%, due 04/01/27[2]	75,000	73,124

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas services—(concluded)
Bristow Group, Inc. 6.875%, due 03/01/28[2]		125,000	$118,357
CGG SA 7.750%, due 04/01/27[3]	EUR	150,000	138,537
Enerflex Ltd. 9.000%, due 10/15/27[2]		100,000	100,620
Nine Energy Service, Inc. 13.000%, due 02/01/28		150,000	131,970
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		100,000	99,100
6.875%, due 09/01/27		75,000	72,248
Weatherford International Ltd. 8.625%, due 04/30/30[2]		375,000	384,329
			1,283,223
Packaging & containers—1.9%
ARD Finance SA 5.000% Cash or 5.750% PIK, 5.000%, due 06/30/27[3,7]	EUR	375,000	321,088
6.500% Cash or 7.250% PIK, 6.500%, due 06/30/27[2,7]		400,000	325,000
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.000%, due 09/01/29[3]	EUR	200,000	166,818
6.000%, due 06/15/27[2]		200,000	197,355
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, due 08/15/26[3]	EUR	150,000	149,096
5.250%, due 08/15/27[2]		200,000	171,651
Ball Corp. 3.125%, due 09/15/31		125,000	102,616
6.000%, due 06/15/29		125,000	125,000
6.875%, due 03/15/28		125,000	127,882
Berry Global, Inc. 4.875%, due 07/15/26[2]		50,000	48,351
5.625%, due 07/15/27[2]		50,000	48,775
Clydesdale Acquisition Holdings, Inc. 6.625%, due 04/15/29[2]		25,000	23,917
Crown Americas LLC 5.250%, due 04/01/30		25,000	23,852
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26		50,000	48,335
Fiber Bidco Spa 11.000%, due 10/25/27[3]	EUR	125,000	148,089
Graphic Packaging International LLC 2.625%, due 02/01/29[3]	EUR	125,000	119,650
Guala Closures SpA 3.250%, due 06/15/28[3]	EUR	125,000	118,883
Intelligent Packaging Holdco Issuer LP 9.000% Cash or 9.7500% PIK, 9.000%, due 01/15/26[2,7]		75,000	59,648
Kleopatra Finco Sarl 4.250%, due 03/01/26[3]	EUR	100,000	92,892
	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Kleopatra Holdings 2 SCA 6.500%, due 09/01/26[3]	EUR	250,000	$175,508
LABL, Inc. 10.500%, due 07/15/27[2]		50,000	47,619
Mauser Packaging Solutions Holding Co. 9.250%, due 04/15/27[2]		75,000	69,679
OI European Group BV 4.750%, due 02/15/30[2]		225,000	203,210
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2]		25,000	24,989
6.625%, due 05/13/27[2]		163,000	162,075
7.250%, due 05/15/31[2]		50,000	50,811
Sealed Air Corp. 4.000%, due 12/01/27[2]		181,000	166,747
5.000%, due 04/15/29[2]		75,000	70,010
Sealed Air Corp./Sealed Air Corp. U.S. 6.125%, due 02/01/28[2]		25,000	24,888
Silgan Holdings, Inc. 2.250%, due 06/01/28	EUR	200,000	188,564
Trident TPI Holdings, Inc. 12.750%, due 12/31/28[2]		25,000	26,473
TriMas Corp. 4.125%, due 04/15/29[2]		150,000	132,378
			3,761,849
Pharmaceuticals—2.5%
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		325,000	184,437
9.250%, due 04/01/26[2]		25,000	21,359
Bausch Health Cos., Inc. 5.000%, due 01/30/28[2]		75,000	34,495
5.250%, due 01/30/30[2]		125,000	55,722
5.250%, due 02/15/31[2]		125,000	56,429
6.125%, due 02/01/27[2]		100,000	65,656
7.000%, due 01/15/28[2]		75,000	35,253
7.250%, due 05/30/29[2]		125,000	58,957
9.000%, due 12/15/25[2]		175,000	160,224
BellRing Brands, Inc. 7.000%, due 03/15/30[2]		175,000	175,661
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 0.000%, due 07/31/27[2,11]		215,000	10,750
0.000%, due 06/30/28[2,11]		129,000	6,772
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc. 0.000%, due 04/01/29[2,11]		125,000	90,686
Grifols SA 3.200%, due 05/01/25[3]	EUR	100,000	106,383
Gruenenthal GmbH 3.625%, due 11/15/26[3]	EUR	100,000	104,727
6.750%, due 05/15/30[2]		100,000	114,211
Health & Happiness H&H International Holdings Ltd. 13.500%, due 06/26/26[3]		200,000	189,328
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[2]		200,000	189,997

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
HLF Financing Sarl LLC/Herbalife International, Inc. 4.875%, due 06/01/29[2]		25,000	$19,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.000%, due 04/15/25[2]		50,000	39,693
10.000%, due 06/15/29[2]		61,141	9,630
Nidda Healthcare Holding GmbH 7.500%, due 08/21/26[3]	EUR	250,000	274,492
Organon & Co./Organon Foreign Debt Co.-Issuer BV 2.875%, due 04/30/28[2]	EUR	105,000	101,718
4.125%, due 04/30/28[2]		200,000	179,228
5.125%, due 04/30/31[2]		200,000	169,538
Owens & Minor, Inc. 4.500%, due 03/31/29[2]		125,000	107,479
6.625%, due 04/01/30[2]		100,000	91,548
P&L Development LLC/PLD Finance Corp. 7.750%, due 11/15/25[2]		125,000	107,874
Par Pharmaceutical, Inc. 0.000%, due 04/01/27[2,11]		198,000	145,513
Prestige Brands, Inc. 3.750%, due 04/01/31[2]		25,000	21,000
5.125%, due 01/15/28[2]		100,000	95,500
Teva Pharmaceutical Finance Netherlands II BV 4.375%, due 05/09/30	EUR	375,000	352,581
4.500%, due 03/01/25		450,000	488,125
7.375%, due 09/15/29		250,000	279,595
Teva Pharmaceutical Finance Netherlands III BV 4.100%, due 10/01/46		200,000	129,862
4.750%, due 05/09/27		200,000	185,308
6.000%, due 04/15/24		485,000	481,726
			4,940,457
Pipelines—3.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[2]		25,000	23,437
5.750%, due 03/01/27[2]		150,000	145,095
7.875%, due 05/15/26[2]		125,000	127,638
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[2]		125,000	125,351
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, due 06/15/31[2]		250,000	227,380
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.000%, due 02/01/29[2]		300,000	282,750
7.375%, due 02/01/31[2]		75,000	74,810
	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	75,000	$73,550
7.125%, due 06/01/28[2]	100,000	92,500
EnLink Midstream LLC 5.375%, due 06/01/29	150,000	142,770
5.625%, due 01/15/28[2]	25,000	24,440
6.500%, due 09/01/30[2]	50,000	50,327
EnLink Midstream Partners LP 4.850%, due 07/15/26	125,000	121,475
5.050%, due 04/01/45	75,000	59,672
5.450%, due 06/01/47	125,000	103,397
5.600%, due 04/01/44	150,000	123,437
EQM Midstream Partners LP 4.500%, due 01/15/29[2]	200,000	182,771
4.750%, due 01/15/31[2]	300,000	267,841
5.500%, due 07/15/28	100,000	96,217
6.500%, due 07/01/27[2]	25,000	24,881
6.500%, due 07/15/48	25,000	22,842
7.500%, due 06/01/27[2]	75,000	76,117
7.500%, due 06/01/30[2]	75,000	77,341
Genesis Energy LP/Genesis Energy Finance Corp. 6.500%, due 10/01/25	25,000	24,766
7.750%, due 02/01/28	25,000	24,313
8.000%, due 01/15/27	50,000	49,208
8.875%, due 04/15/30	50,000	49,872
Harvest Midstream I LP 7.500%, due 09/01/28[2]	200,000	196,557
Hess Midstream Operations LP 5.125%, due 06/15/28[2]	225,000	212,708
5.500%, due 10/15/30[2]	125,000	117,500
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[2]	150,000	140,301
6.375%, due 04/15/27[2]	125,000	124,506
Howard Midstream Energy Partners LLC 6.750%, due 01/15/27[2]	100,000	96,463
8.875%, due 07/15/28[2]	100,000	102,260
ITT Holdings LLC 6.500%, due 08/01/29[2]	150,000	128,287
Kinetik Holdings LP 5.875%, due 06/15/30[2]	125,000	120,156
Martin Midstream Partners LP/Martin Midstream Finance Corp. 11.500%, due 02/15/28[2]	150,000	148,125
New Fortress Energy, Inc. 6.500%, due 09/30/26[2]	25,000	22,939
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500%, due 02/01/26[2]	300,000	297,259
NuStar Logistics LP 6.375%, due 10/01/30	25,000	24,111

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Plains All American Pipeline LP Series B, 3 mo. USD LIBOR + 4.110%, 9.431%, due 08/31/23[6,8]		250,000	$226,007
Rockies Express Pipeline LLC 3.600%, due 05/15/25[2]		25,000	23,812
4.800%, due 05/15/30[2]		50,000	44,375
4.950%, due 07/15/29[2]		25,000	22,961
6.875%, due 04/15/40[2]		100,000	90,500
7.500%, due 07/15/38[2]		25,000	22,983
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.000%, due 12/31/30[2]		125,000	110,957
6.000%, due 09/01/31[2]		100,000	86,996
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[2]		600,000	568,668
Venture Global Calcasieu Pass LLC 3.875%, due 11/01/33[2]		225,000	182,594
4.125%, due 08/15/31[2]		25,000	21,206
6.250%, due 01/15/30[2]		100,000	97,782
Venture Global LNG, Inc. 8.125%, due 06/01/28[2]		300,000	304,914
8.375%, due 06/01/31[2]		200,000	202,943
Western Midstream Operating LP 4.500%, due 03/01/28		25,000	23,768
4.750%, due 08/15/28		100,000	95,749
5.300%, due 03/01/48		100,000	85,723
5.450%, due 04/01/44		10,000	8,731
5.500%, due 08/15/48		75,000	64,307
			6,710,346
Real estate—1.8%
Central Plaza Development Ltd. (fixed, converts to FRN on 11/14/24), 5.750%, due 11/14/24[3,6,8]		200,000	171,032
China SCE Group Holdings Ltd. 7.375%, due 04/09/24[3]		300,000	57,903
Country Garden Holdings Co. Ltd. 5.125%, due 01/14/27[3]		400,000	62,452
Easy Tactic Ltd. 6.500% Cash or 7.500% PIK, 7.500%, due 07/11/28[7]		333,288	19,997
Emeria SASU 7.750%, due 03/31/28[2]	EUR	200,000	203,408
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]		100,000	98,326
Howard Hughes Corp. 4.125%, due 02/01/29[2]		125,000	105,626
4.375%, due 02/01/31[2]		25,000	20,570
5.375%, due 08/01/28[2]		250,000	229,375
Kennedy-Wilson, Inc. 4.750%, due 02/01/30		50,000	39,011
New Metro Global Ltd. 4.800%, due 12/15/24[3]		200,000	111,672
Pakuwon Jati Tbk PT 4.875%, due 04/29/28[3]		200,000	180,646
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
Peach Property Finance GmbH 4.375%, due 11/15/25[3]	EUR	350,000	$295,084
PHM Group Holding Oy 4.750%, due 06/18/26[3]	EUR	250,000	251,648
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.250%, due 04/15/30[2]		125,000	90,065
5.750%, due 01/15/29[2]		100,000	73,996
RKPF Overseas 2019 A Ltd. 6.000%, due 09/04/25[3]		250,000	135,522
Ronshine China Holdings Ltd. 8.100%, due 06/09/23[3,11]		50,000	2,000
Samhallsbyggnadsbolaget i Norden AB 1.000%, due 08/12/27[3]	EUR	125,000	84,524
1.125%, due 09/04/26[3]		100,000	73,553
Signa Development Finance SCS 5.500%, due 07/23/26[3]	EUR	300,000	232,544
5.500%, due 07/23/26[2]		200,000	155,030
Sino-Ocean Land Treasure Finance I Ltd. 6.000%, due 07/30/24[3]		200,000	25,000
Theta Capital Pte. Ltd. 8.125%, due 01/22/25[3]		200,000	166,224
Vivion Investments Sarl 3.000%, due 08/08/24[3]	EUR	100,000	92,358
3.500%, due 11/01/25[3]		300,000	231,225
Yanlord Land HK Co. Ltd. 5.125%, due 05/20/26[3]		400,000	284,000
			3,492,791
Real estate investment trusts—2.4%
Blackstone Mortgage Trust, Inc. 3.750%, due 01/15/27[2]		225,000	193,461
Diversified Healthcare Trust 9.750%, due 06/15/25		50,000	49,466
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, due 06/15/26[2]		100,000	90,322
3.750%, due 09/15/30[2]		25,000	20,000
6.000%, due 04/15/25[2]		50,000	49,203
Iron Mountain Information Management Services, Inc. 5.000%, due 07/15/32[2]		375,000	324,521
Iron Mountain U.K. PLC 3.875%, due 11/15/25[3]		200,000	239,979
3.875%, due 11/15/25[2]	GBP	100,000	119,989
Iron Mountain, Inc. 4.500%, due 02/15/31[2]		225,000	193,976
4.875%, due 09/15/29[2]		75,000	67,651
5.000%, due 07/15/28[2]		50,000	46,301
5.250%, due 07/15/30[2]		200,000	180,800
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.250%, due 02/01/27[2]		25,000	22,489
4.750%, due 06/15/29[2]		50,000	42,156

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
MPT Operating Partnership LP/MPT Finance Corp. 2.500%, due 03/24/26	GBP	250,000	$259,773
3.375%, due 04/24/30		250,000	211,973
3.500%, due 03/15/31		250,000	180,424
4.625%, due 08/01/29		50,000	39,716
5.000%, due 10/15/27		150,000	131,465
5.250%, due 08/01/26		25,000	23,010
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, due 05/15/29[2]		125,000	109,219
5.875%, due 10/01/28[2]		50,000	46,125
7.500%, due 06/01/25[2]		150,000	150,728
RHP Hotel Properties LP/RHP Finance Corp. 4.500%, due 02/15/29[2]		100,000	89,125
7.250%, due 07/15/28[2]		50,000	50,751
RLJ Lodging Trust LP 3.750%, due 07/01/26[2]		200,000	184,250
4.000%, due 09/15/29[2]		200,000	167,640
Service Properties Trust 4.350%, due 10/01/24		125,000	120,016
4.375%, due 02/15/30		50,000	37,173
4.750%, due 10/01/26		125,000	109,405
4.950%, due 02/15/27		50,000	42,866
4.950%, due 10/01/29		75,000	57,724
5.250%, due 02/15/26		150,000	136,939
7.500%, due 09/15/25		25,000	24,709
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC 4.750%, due 04/15/28[2]		125,000	104,277
6.500%, due 02/15/29[2]		75,000	52,173
10.500%, due 02/15/28[2]		250,000	248,505
VICI Properties LP/VICI Note Co., Inc. 4.125%, due 08/15/30[2]		125,000	110,842
4.625%, due 12/01/29[2]		200,000	182,756
XHR LP 4.875%, due 06/01/29[2]		75,000	65,243
6.375%, due 08/15/25[2]		125,000	122,895
			4,700,036
Retail—4.5%
1011778 BC ULC/New Red Finance, Inc. 3.875%, due 01/15/28[2]		25,000	22,896
4.000%, due 10/15/30[2]		500,000	429,676
4.375%, due 01/15/28[2]		50,000	46,199
Abercrombie & Fitch Management Co. 8.750%, due 07/15/25[2]		125,000	126,801
Alsea SAB de CV 7.750%, due 12/14/26[2]		300,000	299,910
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[3]		200,000	195,858
Arko Corp. 5.125%, due 11/15/29[2]		50,000	41,565
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(continued)
Asbury Automotive Group, Inc. 4.500%, due 03/01/28		15,000	$13,728
4.625%, due 11/15/29[2]		50,000	44,235
4.750%, due 03/01/30		25,000	22,079
5.000%, due 02/15/32[2]		50,000	43,575
Bath & Body Works, Inc. 6.625%, due 10/01/30[2]		175,000	169,117
6.750%, due 07/01/36		375,000	341,041
BCPE Ulysses Intermediate, Inc. 7.750% Cash or 8.500% PIK,
7.750%, due 04/01/27[2,7]		100,000	90,630
Beacon Roofing Supply, Inc. 4.125%, due 05/15/29[2]		125,000	110,419
4.500%, due 11/15/26[2]		75,000	71,400
6.500%, due 08/01/30[2]		100,000	100,250
Carrols Restaurant Group, Inc. 5.875%, due 07/01/29[2]		75,000	63,254
CEC Entertainment LLC 6.750%, due 05/01/26[2]		50,000	48,079
Douglas GmbH 6.000%, due 04/08/26[3]	EUR	350,000	362,505
eG Global Finance PLC 6.250%, due 10/30/25[3]	EUR	92,471	98,122
6.750%, due 02/07/25[2]		200,000	197,079
Evergreen Acqco 1 LP/TVI, Inc. 9.750%, due 04/26/28[2]		45,000	46,913
Ferrellgas LP/Ferrellgas Finance Corp. 5.375%, due 04/01/26[2]		200,000	188,329
5.875%, due 04/01/29[2]		225,000	193,500
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.750%, due 01/15/30[2]		175,000	150,150
FirstCash, Inc. 4.625%, due 09/01/28[2]		125,000	111,541
5.625%, due 01/01/30[2]		75,000	69,225
Foundation Building Materials, Inc. 6.000%, due 03/01/29[2]		100,000	86,611
Gap, Inc. 3.625%, due 10/01/29[2]		25,000	18,643
3.875%, due 10/01/31[2]		25,000	17,878
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[3]		600,000	593,802
IRB Holding Corp. 7.000%, due 06/15/25[2]		50,000	50,250
Ken Garff Automotive LLC 4.875%, due 09/15/28[2]		75,000	65,710
Kirk Beauty SUN GmbH 8.250% Cash or 9.000% PIK, 8.250%, due 10/01/26[3,7]	EUR	213,702	204,114
Kohl's Corp. 4.625%, due 05/01/31		25,000	18,454
5.550%, due 07/17/45		25,000	16,034
LBM Acquisition LLC 6.250%, due 01/15/29[2]		150,000	129,337
LCM Investments Holdings II LLC 4.875%, due 05/01/29[2]		200,000	174,497

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(continued)
8.250%, due 08/01/31[2]		50,000	$50,792
Lithia Motors, Inc. 3.875%, due 06/01/29[2]		200,000	172,228
4.625%, due 12/15/27[2]		150,000	138,854
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.750%, due 02/15/26[2]		25,000	23,439
Macy's Retail Holdings LLC 4.500%, due 12/15/34		50,000	36,477
5.125%, due 01/15/42		150,000	103,500
5.875%, due 04/01/29[2]		150,000	139,342
5.875%, due 03/15/30[2]		25,000	22,578
6.375%, due 03/15/37		75,000	57,841
Marks & Spencer PLC 4.500%, due 07/10/27[3]	GBP	125,000	144,529
Maxeda DIY Holding BV 5.875%, due 10/01/26[3]	EUR	200,000	159,340
Michaels Cos., Inc. 7.875%, due 05/01/29[2]		75,000	53,437
Murphy Oil USA, Inc. 4.750%, due 09/15/29		75,000	68,792
5.625%, due 05/01/27		25,000	24,302
Nordstrom, Inc. 4.375%, due 04/01/30		50,000	42,176
Patrick Industries, Inc. 4.750%, due 05/01/29[2]		100,000	86,314
7.500%, due 10/15/27[2]		125,000	122,812
PetSmart, Inc./PetSmart Finance Corp. 4.750%, due 02/15/28[2]		250,000	229,244
Punch Finance PLC 6.125%, due 06/30/26[2]	GBP	125,000	138,164
6.125%, due 06/30/26[3]		200,000	221,062
QVC, Inc. 4.450%, due 02/15/25		25,000	21,264
Rite Aid Corp. 8.000%, due 11/15/26[2]		153,000	76,500
Sizzling Platter LLC/Sizzling Platter Finance Corp. 8.500%, due 11/28/25[2]		250,000	246,250
Sonic Automotive, Inc. 4.625%, due 11/15/29[2]		75,000	64,255
4.875%, due 11/15/31[2]		75,000	62,262
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, due 09/30/26[2]		75,000	71,377
Staples, Inc. 7.500%, due 04/15/26[2]		275,000	227,190
10.750%, due 04/15/27[2]		250,000	142,952
Stonegate Pub Co. Financing 2019 PLC 8.000%, due 07/13/25[3]	GBP	325,000	383,721
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.000%, due 06/01/31[2]		75,000	64,009
Superior Plus LP/Superior General Partner, Inc. 4.500%, due 03/15/29[2]		125,000	109,868
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Victoria's Secret & Co. 4.625%, due 07/15/29[2]		75,000	$56,274
Yum! Brands, Inc. 4.750%, due 01/15/30[2]		25,000	23,318
5.375%, due 04/01/32		225,000	212,984
			8,870,853
Savings & loans—0.0%†
Washington Mutual, Inc. 0.000%, due 09/21/49[4,11,13]		500,000	3,437
Semiconductors—0.2%
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		50,000	50,131
ON Semiconductor Corp. 3.875%, due 09/01/28[2]		175,000	158,506
Synaptics, Inc. 4.000%, due 06/15/29[2]		125,000	107,506
			316,143
Software—1.7%
AthenaHealth Group, Inc. 6.500%, due 02/15/30[2]		250,000	211,828
Boxer Parent Co., Inc. 6.500%, due 10/02/25[3]	EUR	100,000	109,091
6.500%, due 10/02/25[2]		150,000	163,636
7.125%, due 10/02/25[2]		75,000	75,426
Camelot Finance SA 4.500%, due 11/01/26[2]		100,000	94,316
Castle U.S. Holding Corp. 9.500%, due 02/15/28[2]		225,000	127,442
Cloud Software Group, Inc. 6.500%, due 03/31/29[2]		375,000	337,514
9.000%, due 09/30/29[2]		500,000	447,822
Dun & Bradstreet Corp. 5.000%, due 12/15/29[2]		50,000	44,011
Elastic NV 4.125%, due 07/15/29[2]		75,000	65,069
Fair Isaac Corp. 4.000%, due 06/15/28[2]		75,000	68,833
MSCI, Inc. 3.250%, due 08/15/33[2]		50,000	40,786
3.625%, due 09/01/30[2]		50,000	43,792
3.625%, due 11/01/31[2]		150,000	128,843
4.000%, due 11/15/29[2]		225,000	204,749
Open Text Corp. 3.875%, due 02/15/28[2]		100,000	88,949
3.875%, due 12/01/29[2]		150,000	126,883
6.900%, due 12/01/27[2]		50,000	51,094
Open Text Holdings, Inc. 4.125%, due 02/15/30[2]		125,000	107,156
4.125%, due 12/01/31[2]		275,000	227,947
Playtika Holding Corp. 4.250%, due 03/15/29[2]		125,000	110,317
Rocket Software, Inc. 6.500%, due 02/15/29[2]		25,000	21,354

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		225,000	$217,368
Twilio, Inc. 3.875%, due 03/15/31		100,000	84,711
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.500%, due 09/01/25[2]		125,000	102,493
			3,301,430
Telecommunications—4.8%
Altice France Holding SA 6.000%, due 02/15/28[2]		400,000	148,863
8.000%, due 05/15/27[3]	EUR	475,000	201,071
10.500%, due 05/15/27[2]		400,000	169,257
Altice France SA 3.375%, due 01/15/28[3]	EUR	500,000	383,239
4.125%, due 01/15/29[3]		250,000	190,206
5.125%, due 07/15/29[2]		375,000	262,618
5.500%, due 10/15/29[2]		200,000	142,001
Ciena Corp. 4.000%, due 01/31/30[2]		50,000	43,755
CommScope Technologies LLC 6.000%, due 06/15/25[2]		211,000	191,341
CommScope, Inc. 4.750%, due 09/01/29[2]		25,000	19,260
6.000%, due 03/01/26[2]		100,000	91,751
7.125%, due 07/01/28[2]		75,000	49,500
8.250%, due 03/01/27[2]		25,000	18,926
Digicel Group Holdings Ltd. 7.000%, due 08/16/23[2,7,8]		48,300	4,830
5.000% Cash or 3.000% PIK, 8.000%, due 04/01/25[2,7]		111,072	48,229
eircom Finance DAC 3.500%, due 05/15/26[3]	EUR	225,000	233,317
Embarq Corp. 7.995%, due 06/01/36		125,000	70,665
Frontier Communications Holdings LLC 5.000%, due 05/01/28[2]		125,000	105,926
5.875%, due 10/15/27[2]		50,000	45,796
5.875%, due 11/01/29		17,911	13,133
6.000%, due 01/15/30[2]		75,000	54,479
6.750%, due 05/01/29[2]		250,000	193,275
8.625%, due 03/15/31[2]		150,000	143,525
8.750%, due 05/15/30[2]		150,000	144,718
GoTo Group, Inc. 5.500%, due 09/01/27[2]		200,000	114,904
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		150,000	135,430
Iliad Holding SASU 6.500%, due 10/15/26[2]		200,000	191,672
Intelsat Jackson Holdings SA,[10] 8.500%, due 10/15/24[2,4,5]		525,000	0
Level 3 Financing, Inc. 3.625%, due 01/15/29[2]		50,000	33,009
3.750%, due 07/15/29[2]		150,000	98,352
4.250%, due 07/01/28[2]		250,000	176,936
4.625%, due 09/15/27[2]		50,000	37,983
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
10.500%, due 05/15/30[2]		146,000	$151,236
Liberty Costa Rica Senior Secured Finance 10.875%, due 01/15/31[2]		200,000	201,320
Lorca Telecom Bondco SA 4.000%, due 09/18/27[2]	EUR	225,000	231,626
4.000%, due 09/18/27[3]		125,000	128,681
Lumen Technologies, Inc. 4.000%, due 02/15/27[2]		50,000	32,882
MTN Mauritius Investments Ltd. 6.500%, due 10/13/26[3]		200,000	196,550
Network i2i Ltd. (fixed, converts to FRN on 04/15/25), 5.650%, due 01/15/25[3,6,8]		300,000	291,825
Nokia of America Corp. 6.450%, due 03/15/29		200,000	194,600
PPF Telecom Group BV 3.250%, due 09/29/27[3]	EUR	225,000	232,613
SoftBank Group Corp. 3.125%, due 09/19/25[3]	EUR	475,000	494,499
4.500%, due 04/20/25[3]		100,000	108,301
Telecom Italia Capital SA 6.000%, due 09/30/34		200,000	161,779
6.375%, due 11/15/33		75,000	63,474
7.200%, due 07/18/36		50,000	42,952
Telecom Italia SpA 1.625%, due 01/18/29[3]		425,000	355,167
2.375%, due 10/12/27[3]		100,000	92,835
3.625%, due 05/25/26[3]	EUR	200,000	206,992
Telecommunications Services of Trinidad & Tobago Ltd. 8.875%, due 10/18/29[3]		400,000	327,744
Telesat Canada/Telesat LLC 4.875%, due 06/01/27[2]		50,000	29,321
5.625%, due 12/06/26[2]		125,000	75,000
6.500%, due 10/15/27[2]		75,000	30,000
TMNL Holding BV 3.750%, due 01/15/29[3]	EUR	375,000	367,989
T-Mobile USA, Inc. 2.625%, due 04/15/26		25,000	23,188
2.875%, due 02/15/31		25,000	21,189
Total Play Telecomunicaciones SA de CV 6.375%, due 09/20/28[3]		200,000	114,000
7.500%, due 11/12/25[2]		200,000	135,246
Turkcell Iletisim Hizmetleri AS 5.800%, due 04/11/28[3]		400,000	362,324
Vmed O2 U.K. Financing I PLC 4.250%, due 01/31/31[2]		200,000	165,614
4.750%, due 07/15/31[2]		200,000	168,824
Vodafone Group PLC (fixed, converts to FRN on 08/27/26), 2.625%, due 08/27/80[3,6]	EUR	225,000	225,323
(fixed, converts to FRN on 08/27/30), 3.000%, due 08/27/80[3,6]		100,000	90,927

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
(fixed, converts to FRN on 10/03/28), 4.200%, due 10/03/78[3,6]		125,000	$127,822
(fixed, converts to FRN on 04/04/29), 7.000%, due 04/04/79[6]		175,000	179,901
Zayo Group Holdings, Inc. 4.000%, due 03/01/27[2]		150,000	107,273
			9,496,984
Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.450%, due 11/01/41		25,000	21,555
5.875%, due 12/15/27[2]		100,000	98,056
6.200%, due 10/01/40		25,000	23,420
			143,031
Transportation—0.6%
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2]		25,000	22,233
First Student Bidco, Inc./First Transit Parent, Inc. 4.000%, due 07/31/29[2]		50,000	42,368
Getlink SE 3.500%, due 10/30/25[3]	EUR	200,000	215,731
Hidrovias International Finance Sarl 4.950%, due 02/08/31[2]		200,000	161,000
Rand Parent LLC 8.500%, due 02/15/30[2]		25,000	23,508
Rumo Luxembourg Sarl 5.250%, due 01/10/28[3]		200,000	187,800
Seaspan Corp. 5.500%, due 08/01/29[2]		175,000	139,850
Western Global Airlines LLC 10.375%, due 08/15/25[2]		125,000	625
XPO, Inc. 7.125%, due 06/01/31[2]		50,000	50,594
Zenith Finco PLC 6.500%, due 06/30/27[2]	GBP	275,000	276,867
6.500%, due 06/30/27[3]		100,000	100,679
			1,221,255
Trucking & leasing—0.2%
Fly Leasing Ltd. 7.000%, due 10/15/24[2]		125,000	111,312
Fortress Transportation & Infrastructure Investors LLC 5.500%, due 05/01/28[2]		100,000	92,459
6.500%, due 10/01/25[2]		153,000	151,548
9.750%, due 08/01/27[2]		125,000	130,146
			485,465
Water—0.1%
Solaris Midstream Holdings LLC 7.625%, due 04/01/26[2]		175,000	171,566
Total corporate bonds (cost—$215,370,948)			190,720,142
	Face amount[1]		Value
Loan assignments—0.8%
Chemicals: 0.0%†
Consolidated Energy Finance SA Term Loan B, 3 mo. USD LIBOR + 2.500%, 8.038%, due 05/07/25[6]		40,362	$39,626
Computers—0.1%
Diebold Nixdorf, Inc. 1 mo. USD Term SOFR + 7.500%, 12.641%, due 10/02/23[6]		76,299	73,795
1 mo. USD Term SOFR + 7.500%, 12.641%, due 10/02/23[6]		117,446	113,593
			187,388
Diversified financial services—0.1%
Mulhacen Pte. Ltd. EUR 1st Lien Term Loan, 6 mo. EUR EURIBOR + 10.000%, 13.375%, due 08/01/26[6]	EUR	112,062	101,445
EUR 2nd Lien Term Loan, 6 mo. EUR EURIBOR + 8.000%, 8.000%, due 12/01/26[6]		239,400	128,978
			230,423
Entertainment—0.2%
Allen Media LLC 2021 Term Loan B, 3 mo. USD Term SOFR + 5.500%, 10.892%, due 02/10/27[6]		71,675	61,875
Formula One Holdings Ltd. 1 mo. USD Term SOFR + 3.000%, 8.319%, due 01/15/30[6]		25,000	25,000
Great Canadian Gaming Corp. 2021 Term Loan, 3 mo. USD LIBOR + 4.000%, 9.520%, due 11/01/26[6]		99,000	98,897
Scientific Games Holdings LP 2022 USD Term Loan B, 3 mo. USD Term SOFR + 3.500%, 8.768%, due 04/04/29[6]		148,875	146,900
UFC Holdings LLC 2021 Term Loan B, 3 mo. USD Term SOFR + 2.750%, 8.369%, due 04/29/26[6]		62,829	62,716
			395,388
Health care products—0.0%†
Avantor Funding, Inc. 2021 Term Loan B5, 1 mo. USD Term SOFR + 2.250%, 7.669%, due 11/08/27[6]		28,622	28,597
Internet—0.1%
Endure Digital, Inc. Term Loan, 3 mo. USD LIBOR + 3.500%, 8.792%, due 02/10/28[6]		73,500	69,779

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Face amount[1]	Value
Loan assignments—(concluded)
Media—0.0%†
Diamond Sports Group LLC 2022 2nd Lien Term Loan, 3 mo. USD Term SOFR + 0.000%, 5.072%, due 08/24/26[6,11]	96,773	$2,626
DirecTV Financing LLC Term Loan, 1 mo. USD Term SOFR + 5.000%, 10.433%, due 08/02/27[6]	42,125	41,816
		44,442
Mining—0.0%†
Arsenal AIC Parent LLC 0.000%, due 07/26/30[14]	25,000	24,958
Oil & gas—0.0%†
Parker Drilling Co. 2nd Lien PIK Term Loan, 2.000%, due 03/26/24[6]	28,063	27,502
Software—0.1%
Athenahealth Group, Inc. 2022 Delayed Draw Term Loan, 1 mo. USD SOFR + 3.500%, 3.500%, due 02/15/29[6,15]	10,869	10,534
2022 Term Loan B, 1 mo. USD Term SOFR + 3.500%, 8.805%, due 02/15/29[6]	88,257	85,533
Cloud Software Group, Inc. 2022 USD Term Loan A, 3 mo. USD Term SOFR + 4.500%, 9.739%, due 09/29/28[6]	74,790	71,507
		167,574
Telecommunications—0.01%
Altice France SA 2023 USD Term Loan B14, 3 mo. USD Term SOFR + 5.500%, 10.808%, due 08/15/28[6]	162,482	133,641
Consolidated Communications, Inc. 2021 Term Loan B, 1 mo. USD Term SOFR + 3.500%, 8.932%, due 10/02/27[6]	150,000	129,234
		262,875
Total loan assignments (cost—$1,746,994)		1,478,552
Non-U.S. government agency obligations—0.1%
Turkey—0.1%
Turkiye Ihracat Kredi Bankasi AS 5.375%, due 10/24/23[2]	200,000	199,368
Ukraine—0.0%†
Ukreximbank Via Biz Finance PLC 9.750%, due 01/22/25[3]	77,250	67,208
Total non-U.S. government agency obligations (cost—$277,784)		266,576
	Number of shares		Value
Preferred stocks—0.1%
Machinery—0.0%†
Selecta Group BV, Class A1,	EUR	21,852	$11,052
Selecta Group BV, Class A2,		43,703	22,104
			33,156
Oil, gas & consumable fuels—0.1%
Global Partners LP Series B,		3,886	99,676
Gulfport Energy Corp.		9	65,812
			165,488
Total preferred stocks (cost—$122,352)			198,644
Rights—0.0%†
Intelsat Jackson Holdings SA expires 12/05/25*		532	3,258
Intelsat Jackson Holdings SA expires 12/05/25*		532	2,195
			5,453
Total rights (cost—$0)			5,453
	Face amount[1]
Warrants—0.0%†
California Resources Corp. expires 10/27/24*		201	3,638
Carlson Travel, Inc. expires 11/19/26*,4		1,052	0
Carlson Travel, Inc. expires 11/19/28*,4		1,108	0
Chalice Mining Ltd. expires 10/01/24*,4		9	1
Chalice Mining Ltd. expires 10/01/25*,4		9	5
Denbury, Inc. expires 09/18/25*		1,376	73,203
Intelsat SA expires 02/17/27*,4		1	1
Linx Synthetic expires 12/31/49*	EUR	1	8,972
Total warrants (cost—$392,760)			85,820
	Number of shares
Common stocks—0.6%
Aerospace & defense—0.0%†
Egmv13794*,4,5		2,750	0
Energy equipment & services—0.0%†
Nine Energy Service, Inc.*,16		750	3,773
Parker Drilling Co.*		1,153	12,683
			16,456
Financial services—0.1%
SPN*,4		2,777	188,836
Gas utilities—0.0%†
Ferrellgas Partners LP, Class B		364	49,504
IT services—0.1%
Carnelian Point Holdings LP4		140	188,714

PACE High Yield Investments

Portfolio of investments—July 31, 2023

	Number of shares		Value
Common stocks—(concluded)
Leisure products—0.0%†
Codere New Topco SA*,4,5	EUR	4,367	$0
Teide 10 S.L.*,4,5		5,444,137	44,894
			44,894
Media—0.0%†
iHeartMedia, Inc.,Class A*,16		1,347	6,371
Metals & mining—0.1%
Aleris International, Inc.*,4,5,10		795	15,900
Cloud Peak Energy, Inc.*,4,5		66	0
Petra Diamonds Ltd.*	GBP	54,100	50,406
			66,306
Oil, gas & consumable fuels—0.2%
Athabasca Oil Corp.*		35,451	91,109
Chaparral Energy, Inc.*,4		2,856	119,238
Summit Midstream Partners LP*		11,021	176,997
			387,344
Paper & forest products—0.0%†
Hardwood Holdings LLC*,4		936	63,648
Wireless telecommunication services—0.1%
Intelsat SA*,4		5,083	109,285
Total common stocks (cost—$1,535,376)			1,121,358
	Number of shares	Value
Short-term investments—0.5%
Investment companies—0.5%
State Street Institutional U.S. Government Money Market Fund, 5.190%[17] (cost—$999,000)	999,000	$999,000
Investment of cash collateral from securities loaned—0.1%
Money market funds—0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[17] (cost—$99,837)	99,837	99,837
Total investments (cost—$220,545,051)—98.9%		194,975,382
Other assets in excess of liabilities—1.1%		2,210,873
Net assets—100.0%		$197,186,255

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSB	EUR	145,508	GBP	125,000	08/10/23	$379
SSB	EUR	36,031,607	USD	39,251,860	08/10/23	(379,992)
SSB	GBP	125,000	EUR	144,175	08/10/23	(1,845)
SSB	GBP	4,608,203	USD	5,860,947	08/10/23	(53,236)
SSB	USD	100,000	EUR	91,830	08/10/23	1,593
SSB	USD	53,000	EUR	47,179	08/10/23	(2,178)
Net unrealized appreciation (depreciation)						$(435,279)

PACE High Yield Investments

Portfolio of investments—July 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Rights	$—	$5,453	$—	$5,453
Corporate bonds	—	190,552,077	168,065	190,720,142
Loan assignments	—	1,478,552	—	1,478,552
Non-U.S. government agency obligations	—	266,576	—	266,576
Common stocks	390,843	525,900	204,615	1,121,358
Preferred stocks	99,676	98,968	—	198,644
Warrants	76,841	7	8,972	85,820
Short-term investments:
Investment companies	—	999,000	—	999,000
Investment of cash collateral from securities loaned	—	99,837	—	99,837
Forward foreign currency contracts	—	1,972	—	1,972
Total	$567,360	$194,028,342	$381,651	$194,977,354
Liabilities
Forward foreign currency contracts	$—	$(437,251)	$—	$(437,251)

At July 31, 2023, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Portfolio.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $110,648,898, represented 56.1% of the Portfolios net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

6  Floating or variable rate securities. The rates disclosed are as of July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  Security, or portion thereof, pledged as collateral for investments sold short.

PACE High Yield Investments

Portfolio of investments—July 31, 2023

Portfolio footnotes—(concluded)

10  This security is considered restricted. At period end, the value of restricted securities was $57,180 which represented 0.0% of the Portfolio's net assets. The table below provides further information.

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 07/31/23	Value as a percentage of net assets
Aleris International, Inc.	1/10/17	$13,981	0.0%	$15,900	0.0%
Appcion Esc	6/1/20	650,000	0.0	6,500	0.0
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24	9/2/20	521,951	0.0	5,500	0.0
Codere New Holdco SA 3.000%, due 11/30/27	12/28/21-4/29/22	141,227	0.0	12,780	0.0
Sanchez Energy Corp. 6.125%, due 01/15/23	10/30/17-12/1/17	350,000	0.0	7,000	0.0
Sanchez Energy Corp. 7.750%, due 06/15/21	11/3/17-12/1/17	475,000	0.0	9,500	0.0

11  Bond interest in default.

12  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

13  Zero coupon bond.

14  Position is unsettled. Contract rate was not determined at July 31, 2023 and does not take effect until settlement.

15  All or a portion of the loan commitment is unfunded.

16  Security, or portion thereof, was on loan at the period end.

17  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned 13.56% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned 8.28%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 138. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Both stock selection and sector allocation contributed to active returns, with stock selection comprising a majority of outperformance. Stock selection in the Communication Services sector had the most positive impact on active returns, followed by stock selection in the Financials and Materials sectors. Sector allocation acted as a tailwind during the period, driven by underweight allocations to the Real Estate and Health Care sectors, and an overweight allocation to the Information Technology sector. The cash allocation detracted slightly from performance during the period as the market recovered.

Broadly, managers' stock-picking skills and diversified investment styles worked well in navigating the different market environments over the 12-months that ended July 31, 2023. The Portfolio's quality value focused subadvisor successfully provided downside protection in the second half of 2022, while its relative value and cyclically focused subadvisors allowed the Portfolio to participate in the recovery of oversold pockets and cyclical sectors in 2023.

There was a change in subadvisors during the period with the addition of Hotchkis and Wiley and termination of Pzena in April 2023.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena") (terminated effective close of business April 14, 2023);

Artisan Partners Limited Partnership ("Artisan Partners")

Wellington Management Company LLP ("Wellington") Hotchkis and Wiley Capital Management LLC ("Hotchkis & Wiley") (added effective April 14, 2023)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund (since November 2022) and Shu-Han Hsu (since November 2022)

Pzena (until April 14, 2023): Richard S. Pzena, John J. Flynn and Benjamin Silver;

Wellington; Matthew C. Hand, CFA; Artisan Partners: Daniel J. Okeefe and Michael J. McKinnon; Hotchkis & Wiley: George H. Davis Jr., Scott McBride and Judd Peters (since April 2023)

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the current subadvisors include:

• A "select equity income" strategy in which the subadvisor invests in quality large

(continued on next page)

PACE Large Co Value Equity Investments

Investment process (concluded)

  cap dividend-paying companies, with an emphasis on companies with solid balance sheets and below-market valuations.

• A "select equity" strategy in which the subadvisor employs a fundamental investment process to construct a focused portfolio of securities of undervalued US companies across a broad capitalization range.

• A strategy that seeks to invest in equity securities of large capitalization companies that it considers to be undervalued.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.25%	7.13%	8.31%
Class Y2	13.56	7.40	8.58
Class P3	13.56	7.39	8.57
After deducting maximum sales charge
Class A1	7.00	5.93	7.70
Russell 1000 Value Index[4]	8.28	8.01	9.02

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.10% and 1.10%; Class Y—0.85% and 0.85%; and Class P—0.86% and 0.86%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Value Equity Investments

PACE Large Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Top ten holdings
Pfizer, Inc.	2.4%
Unilever PLC, ADR	2.3
Elevance Health, Inc.	2.3
ConocoPhillips	2.3
Philip Morris International, Inc.	2.3
UnitedHealth Group, Inc.	2.2
EOG Resources, Inc.	2.2
General Dynamics Corp.	2.2
Total	18.2%
Top five issuer breakdown by country or territory of origin
United States	88.7%
China	3.0
United Kingdom	2.5
South Korea	1.8
France	1.7
Total	97.7%
Sectors
Financials	25.2%
Health Care	13.8
Information Technology	10.7
Consumer Discretionary	9.3
Consumer Staples	7.9
Industrials	7.4
Energy	5.8
Communication Services	5.3
Materials	4.5
Utilities	4.0
Real Estate	2.0
Total	95.9%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—95.9%
Aerospace & defense—2.4%
Boeing Co.*	4,400	$1,050,940
General Dynamics Corp.	82,475	18,439,760
RTX Corp.	9,900	870,507
		20,361,207
Air freight & logistics—0.3%
FedEx Corp.	7,700	2,078,615
Automobile components—0.4%
Adient PLC*	7,900	336,224
Aptiv PLC*	5,400	591,246
BorgWarner, Inc.	8,000	372,000
Magna International, Inc.[1]	27,000	1,736,910
		3,036,380
Automobiles—1.8%
General Motors Co.	49,900	1,914,663
Harley-Davidson, Inc.	334,847	12,928,443
		14,843,106
Banks—6.4%
Citigroup, Inc.	256,787	12,238,468
Citizens Financial Group, Inc.	56,100	1,809,786
First Citizens BancShares, Inc.,Class A	700	1,001,910
JPMorgan Chase & Co.	106,134	16,764,927
M&T Bank Corp.	119,127	16,661,102
U.S. Bancorp	56,200	2,230,016
Wells Fargo & Co.	70,000	3,231,200
		53,937,409
Beverages—0.2%
Keurig Dr Pepper, Inc.	57,100	1,941,971
Biotechnology—1.7%
Gilead Sciences, Inc.	190,383	14,495,762
Broadline retail—1.7%
Alibaba Group Holding Ltd.,ADR*,1	135,657	13,858,719
Building products—1.9%
Johnson Controls International PLC	230,572	16,036,282
Capital markets—7.1%
Ares Management Corp.,Class A	143,114	14,199,771
Bank of New York Mellon Corp.	311,205	14,116,259
Charles Schwab Corp.	126,388	8,354,247
Goldman Sachs Group, Inc.	4,600	1,637,002
Morgan Stanley	111,220	10,183,303
Raymond James Financial, Inc.	88,093	9,696,396
State Street Corp.	17,200	1,245,968
		59,432,946
Chemicals—2.8%
Axalta Coating Systems Ltd.*	387,382	12,396,224
Olin Corp.	18,100	1,044,008
PPG Industries, Inc.	69,312	9,973,997
		23,414,229
	Number of shares	Value
Common stocks—(continued)
Communications equipment—2.1%
Cisco Systems, Inc.	266,041	$13,844,774
F5, Inc.*	14,300	2,262,832
Telefonaktiebolaget LM Ericsson,ADR[1]	368,700	1,861,935
		17,969,541
Construction & engineering—0.0%†
Fluor Corp.*	10,500	325,290
Construction materials—1.7%
Heidelberg Materials AG	175,314	14,206,251
Consumer finance—1.8%
American Express Co.	86,682	14,638,856
Capital One Financial Corp.	3,900	456,378
		15,095,234
Containers & packaging—0.0%†
International Paper Co.	8,400	302,904
Electric utilities—2.1%
Exelon Corp.	379,890	15,902,195
PPL Corp.	55,000	1,514,150
		17,416,345
Electrical equipment—1.4%
Emerson Electric Co.	127,236	11,623,008
Electronic equipment, instruments & components—2.0%
Corning, Inc.	478,500	16,240,290
TE Connectivity Ltd.	6,000	860,940
		17,101,230
Energy equipment & services—0.4%
Baker Hughes Co.,Class A	13,100	468,849
Halliburton Co.	19,400	758,152
NOV, Inc.	73,400	1,473,872
Schlumberger NV	7,500	437,550
		3,138,423
Entertainment—0.1%
Warner Bros Discovery, Inc.*	69,300	905,751
Financial services—3.8%
Berkshire Hathaway, Inc.,Class B*	47,258	16,632,926
Corebridge Financial, Inc.	23,400	437,814
Equitable Holdings, Inc.	478,348	13,723,804
Fidelity National Information Services, Inc.	16,900	1,020,422
		31,814,966
Food products—3.2%
Archer-Daniels-Midland Co.	150,561	12,791,663
Danone SA	236,882	14,462,891
		27,254,554
Health care equipment & supplies—1.8%
DENTSPLY SIRONA, Inc.	295,219	12,257,493
GE HealthCare Technologies, Inc.	8,800	686,400
Medtronic PLC	16,300	1,430,488

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Zimmer Biomet Holdings, Inc.	3,800	$524,970
		14,899,351
Health care providers & services—5.7%
Centene Corp.*	14,200	966,878
Cigna Group	2,500	737,750
CVS Health Corp.	21,200	1,583,428
Elevance Health, Inc.	41,195	19,428,798
HCA Healthcare, Inc.	3,200	872,992
Henry Schein, Inc.*	63,702	5,019,081
Humana, Inc.	900	411,147
UnitedHealth Group, Inc.	37,188	18,830,887
		47,850,961
Hotels, restaurants & leisure—2.5%
Aramark	317,359	12,811,783
Booking Holdings, Inc.*	150	445,620
Expedia Group, Inc.*	63,153	7,738,137
		20,995,540
Industrial conglomerates—0.2%
General Electric Co.	16,400	1,873,536
Insurance—6.1%
American International Group, Inc.	227,777	13,730,398
Hartford Financial Services Group, Inc.	16,000	1,150,080
Marsh & McLennan Cos., Inc.	45,451	8,563,877
MetLife, Inc.	229,783	14,469,436
Progressive Corp.	103,386	13,024,568
		50,938,359
Interactive media & services—3.8%
Alphabet, Inc.,Class A*	135,795	18,022,713
Meta Platforms, Inc.,Class A*	43,014	13,704,260
		31,726,973
IT services—0.1%
Cognizant Technology Solutions Corp.,Class A	6,200	409,386
Machinery—0.4%
CNH Industrial NV	53,900	774,004
Cummins, Inc.	4,300	1,121,440
PACCAR, Inc.	8,900	766,557
Timken Co.	5,000	464,300
		3,126,301
Media—1.3%
Comcast Corp.,Class A	214,332	9,700,666
News Corp.,Class A	43,300	858,206
Omnicom Group, Inc.	4,000	338,480
Paramount Global,Class B	25,900	415,177
		11,312,529
Multi-utilities—1.9%
Sempra	106,583	15,882,999
	Number of shares	Value
Common stocks—(concluded)
Oil, gas & consumable fuels—5.4%
APA Corp.	61,200	$2,477,988
Cenovus Energy, Inc.[1]	35,700	679,014
ConocoPhillips	162,831	19,168,465
EOG Resources, Inc.	140,158	18,575,140
Marathon Oil Corp.	53,000	1,392,310
Murphy Oil Corp.	17,500	757,225
Ovintiv, Inc.	20,100	926,409
Shell PLC,ADR	21,600	1,331,208
		45,307,759
Passenger airlines—0.8%
Southwest Airlines Co.	201,548	6,884,880
Personal care products—2.3%
Unilever PLC,ADR[1]	363,068	19,507,644
Pharmaceuticals—4.6%
GSK PLC,ADR	9,800	348,586
Merck & Co., Inc.	168,005	17,917,733
Pfizer, Inc.	552,478	19,922,357
Sanofi,ADR	8,200	437,634
		38,626,310
Semiconductors & semiconductor equipment—4.1%
Lam Research Corp.	13,668	9,820,321
Micron Technology, Inc.	11,500	820,985
NXP Semiconductors NV	51,068	11,387,143
QUALCOMM, Inc.	96,147	12,707,749
		34,736,198
Software—0.6%
Microsoft Corp.	6,900	2,317,848
Oracle Corp.	6,300	738,549
Workday, Inc.,Class A*	8,300	1,968,179
		5,024,576
Specialized REITs—2.0%
Gaming & Leisure Properties, Inc.	360,290	17,099,363
Specialty retail—2.9%
Home Depot, Inc.	34,796	11,616,297
TJX Cos., Inc.	149,838	12,965,482
		24,581,779
Technology hardware, storage & peripherals—1.8%
Samsung Electronics Co. Ltd.	282,516	15,470,613
Tobacco—2.2%
Philip Morris International, Inc.	189,361	18,883,079
Wireless telecommunication services—0.1%
Vodafone Group PLC,ADR	66,000	634,920
Total common stocks (cost—$737,704,218)		806,363,179

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Short term investments—4.3%
Investment companies—4.3%
State Street Institutional U.S. Government Money Market Fund, 5.190%[2] (cost—$36,041,942)	36,041,942	$36,041,942
Investment of cash collateral from securities loaned—0.1%
Money market funds—0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[2] (cost—$715,056)	715,056	715,056
Total Investments (cost—$774,461,216)—100.3%		843,120,177
Liabilities in excess of other assets—(0.3)%		(1,810,727)
Net assets—100.0%		$841,309,450

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$806,363,179	$—	$—	$806,363,179
Short-term investments	—	36,041,942	—	36,041,942
Investment of cash collateral from securities loaned	—	3,696,845	—	3,696,845
Total	$806,363,179	$39,738,787	$—	$846,101,966

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements

PACE Large Co Growth Equity Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares gained 14.49% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned 17.31%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 146. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Both security selection and sector allocation detracted. The most challenging sector in terms of security selection was within Financials. Furthermore, underweight exposures to select large "mega cap" companies were a significant drag in the period, given that a handful of companies generated robust returns in the period. In terms of sector allocation, an underweight to Technology, which was the strongest performing sector, detracted. This was only partially offset by positive contribution from the underweight to Consumer Staples.

All three sub-advisors underperformed during the period. In general, active management struggled to add value within this segment of the equity market given the lack of breadth.

Risk factors were a headwind during the period. The Portfolio's beta, in what was a strong period for the benchmark, as well as momentum exposures detracted (Beta is a measure of volatility or risk relative to the market as a whole.).

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Polen Capital Management, LLC ("Polen")

GQG Partners LLC ("GQG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund (since November 2022) and Shu-Han Hsu (since November 2022)

J.P. Morgan: Giri Devulapally, Joseph Wilson, Larry H. Lee and Holly Fleiss

Polen: Dan Davidowitz and Brandon Ladoff

GQG: Rajiv Jain, Brian Kersmanc and Sudarshan Murthy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent,

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.26%	12.25%	13.03%
Class Y2	14.52	12.54	13.32
Class P3	14.49	12.52	13.30
After deducting maximum sales charge
Class A1	8.00	10.99	12.39
Russell 1000 Growth Index[4]	17.31	15.23	15.53

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.13% and 1.13%; Class Y—0.87% and 0.87%; and Class P—0.89% and 0.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Growth Equity Investments

PACE Large Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Top ten equity holdings
Microsoft Corp.	8.7%
Amazon.com, Inc.	7.7
Alphabet, Inc., Class C	5.6
Apple, Inc.	5.2
NVIDIA Corp.	4.2
Netflix, Inc.	4.1
Meta Platforms, Inc., Class A	3.7
Adobe, Inc.	2.8
Salesforce, Inc.	2.5
Total	44.5%
Top five issuer breakdown by country or territory of origin
United States	97.6%
Brazil	0.9
Canada	0.8
Netherlands	0.4
Total	99.7%
Sector
Information Technology	38.6%
Consumer Discretionary	16.3
Communication Services	14.2
Health Care	13.8
Financials	7.2
Industrials	3.6
Energy	1.2
Consumer Staples	0.9
Materials	0.7
Total	96.5%

1  The portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—96.5%
Aerospace & defense—0.6%
Boeing Co.*	4,988	$1,191,384
TransDigm Group, Inc.	3,981	3,581,785
		4,773,169
Automobiles—1.5%
Tesla, Inc.*	46,722	12,494,865
Beverages—0.7%
Monster Beverage Corp.*	103,590	5,955,389
Biotechnology—2.8%
AbbVie, Inc.	21,664	3,240,501
Alnylam Pharmaceuticals, Inc.*	6,121	1,196,043
Exact Sciences Corp.*	59,780	5,830,941
Moderna, Inc.*	6,876	809,030
Regeneron Pharmaceuticals, Inc.*	12,317	9,138,106
Sarepta Therapeutics, Inc.*	12,445	1,348,914
Seagen, Inc.*	5,117	981,338
		22,544,873
Broadline retail—8.6%
Amazon.com, Inc.*	463,474	61,957,204
Etsy, Inc.*	2,933	298,140
MercadoLibre, Inc.*	5,744	7,111,359
		69,366,703
Building products—0.5%
Trane Technologies PLC	18,923	3,774,003
Capital markets—1.3%
Blackstone, Inc.	51,050	5,349,529
Charles Schwab Corp.	11,340	749,574
Morgan Stanley	35,117	3,215,313
MSCI, Inc., Class A	1,679	920,226
		10,234,642
Chemicals—0.2%
Sherwin-Williams Co.	6,023	1,665,360
Construction materials—0.1%
Martin Marietta Materials, Inc.	2,130	950,960
Consumer staples distribution & retail—0.1%
Target Corp.	8,834	1,205,576
Electrical equipment—0.4%
Rockwell Automation, Inc.	9,058	3,046,115
Electronic equipment, instruments & components—0.5%
Amphenol Corp., Class A	51,232	4,524,298
Energy equipment & services—0.5%
Schlumberger NV	64,552	3,765,964
Entertainment—4.3%
Netflix, Inc.*	75,161	32,993,424
Spotify Technology SA*	10,086	1,506,949
		34,500,373
	Number of shares	Value
Common stocks—(continued)
Financial services—5.7%
Block, Inc.*	24,820	$1,998,755
Mastercard, Inc., Class A	47,957	18,908,486
PayPal Holdings, Inc.*	156,170	11,840,809
Visa, Inc., Class A	55,184	13,118,892
		45,866,942
Ground transportation—1.4%
Uber Technologies, Inc.*	230,309	11,391,083
Health care equipment & supplies—3.8%
Abbott Laboratories	79,448	8,844,946
Align Technology, Inc.*	23,818	9,000,584
Dexcom, Inc.*	30,224	3,764,701
IDEXX Laboratories, Inc.*	2,776	1,539,931
Intuitive Surgical, Inc.*	23,258	7,544,895
		30,695,057
Health care providers & services—2.9%
HCA Healthcare, Inc.	19,243	5,249,683
McKesson Corp.	13,994	5,631,186
UnitedHealth Group, Inc.	24,228	12,268,332
		23,149,201
Hotels, restaurants & leisure—3.4%
Airbnb, Inc., Class A*	87,769	13,357,564
Chipotle Mexican Grill, Inc., Class A*	2,457	4,821,322
Marriott International, Inc., Class A	30,025	6,059,346
Starbucks Corp.	35,739	3,630,010
		27,868,242
Household durables—0.2%
D.R. Horton, Inc.	10,871	1,380,834
Insurance—0.2%
Arch Capital Group Ltd.*	24,335	1,890,586
Interactive media & services—9.3%
Alphabet, Inc., Class C*	339,034	45,128,816
Meta Platforms, Inc., Class A*	94,297	30,043,024
		75,171,840
IT services—2.6%
Accenture PLC, Class A	29,085	9,201,040
Cognizant Technology Solutions Corp., Class A	30,152	1,990,937
MongoDB, Inc., Class A*	5,388	2,281,279
Shopify, Inc., Class A*	93,463	6,316,229
Snowflake, Inc., Class A*	6,637	1,179,461
		20,968,946
Life sciences tools & services—1.7%
Illumina, Inc.*	31,435	6,040,235
Thermo Fisher Scientific, Inc.	14,436	7,920,456
		13,960,691
Machinery—0.6%
Deere & Co.	10,839	4,656,434

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Media—0.6%
Trade Desk, Inc., Class A*	50,818	$4,637,651
Metals & mining—0.4%
Freeport-McMoRan, Inc.	71,928	3,211,585
Oil, gas & consumable fuels—0.7%
Cheniere Energy, Inc.	16,069	2,600,928
ConocoPhillips	28,140	3,312,641
		5,913,569
Personal care products—0.1%
Estee Lauder Cos., Inc., Class A	5,864	1,055,520
Pharmaceuticals—2.6%
Eli Lilly & Co.	29,455	13,388,771
Zoetis, Inc.	40,291	7,578,334
		20,967,105
Professional services—0.1%
Equifax, Inc.	6,211	1,267,541
Semiconductors & semiconductor equipment—8.3%
Advanced Micro Devices, Inc.*	36,129	4,133,158
ASML Holding NV, Registered Shares	5,194	3,721,034
Broadcom, Inc.	13,419	12,058,984
First Solar, Inc.*	32,170	6,672,058
Lam Research Corp.	9,618	6,910,437
NVIDIA Corp.	72,856	34,044,880
		67,540,551
Software—22.0%
Adobe, Inc.*	41,682	22,765,458
AppLovin Corp., Class A*	55,986	1,757,960
Autodesk, Inc.*	33,238	7,046,124
HubSpot, Inc.*	6,450	3,744,547
Intuit, Inc.	14,791	7,568,555
Microsoft Corp.	210,293	70,641,625
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Oracle Corp.	77,605	$9,097,634
Salesforce, Inc.*	89,645	20,171,021
ServiceNow, Inc.*	31,808	18,544,064
Synopsys, Inc.*	15,579	7,038,592
Workday, Inc., Class A*	39,983	9,481,169
		177,856,749
Specialty retail—1.8%
AutoZone, Inc.*	2,179	5,407,668
Lowe's Cos., Inc.	37,794	8,854,000
		14,261,668
Technology hardware, storage & peripherals—5.2%
Apple, Inc.	214,536	42,145,597
Textiles, apparel & luxury goods—0.8%
NIKE, Inc., Class B	40,438	4,463,951
Tapestry, Inc.	43,266	1,866,927
		6,330,878
Total common stocks (cost—$651,676,781)		780,990,560
Short term investments—3.2%
Investment companies—3.2%
State Street Institutional U.S. Government Money Market Fund, 5.190%[1] (cost—$25,703,613)	25,703,613	25,703,613
Total Investments (cost—$677,380,394)—99.7%		806,694,173
Other assets in excess of liabilities—0.3%		2,399,314
Net assets—100.0%		$809,093,487

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$780,990,560	$—	$—	$780,990,560
Short-term investments	—	25,703,613	—	25,703,613
Total	$780,990,560	$25,703,613	$—	$806,694,173

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned 3.12% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned 6.53%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 154. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Stock selection drove relative returns. Specifically, stock selection within Information Technology and Health Care detracted most while stock selection within Consumer Staples helped to partially offset. Sector allocation added value relative to the benchmark, particularly an underweight to Real Estate, as this sector underperformed the broad market during this period.

Overall, the Portfolio's style profile was additive given its favorable industry tilts and overweight to quality. Within styles, the largest detractor was the Portfolio's relative underweight to value, as measured by the book-to-price ratio.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund (since November 2022) and Shu-Han Hsu (since November 2022)

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their perceived value.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Investment process (concluded)

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.90%	5.57%	7.70%
Class Y2	3.09	5.80	7.89
Class P3	3.12	5.77	7.86
After deducting maximum sales charge
Class A1	(2.76)	4.38	7.09
Russell 2500 Value Index[4]	6.53	6.11	8.03

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.20% and 1.20%; Class Y—0.98% and 0.98% and Class P—1.01% and 1.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Value Equity Investments

PACE Small/Medium Co Value Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Top ten holdings
Cheesecake Factory, Inc.	1.6%
U.S. Foods Holding Corp.	1.6
Webster Financial Corp.	1.5
TreeHouse Foods, Inc.	1.5
TransUnion	1.5
Samsonite International SA, ADR	1.5
Thor Industries, Inc.	1.4
Total	10.6%
Top five issuer breakdown by country or territory of origin
United States	94.3%
Puerto Rico	1.7
Bermuda	1.2
Argentina	1.0
Canada	0.8
Total	99.0%
Sectors
Industrials	21.4%
Financials	19.4
Consumer Discretionary	12.3
Information Technology	8.6
Consumer Staples	7.2
Energy	7.1
Health Care	6.5
Real Estate	6.4
Materials	3.3
Utilities	2.3
Communication Services	1.0
Total	95.5%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—95.3%
Aerospace & defense—0.1%
Northrop Grumman Corp.	1,000	$445,000
Air freight & logistics—0.3%
FedEx Corp.	3,900	1,052,805
Automobile components—1.5%
Gentex Corp.	117,458	3,944,240
Goodyear Tire & Rubber Co.*	49,600	797,568
		4,741,808
Automobiles—1.4%
Thor Industries, Inc.	39,001	4,504,226
Banks—12.1%
Ameris Bancorp	73,810	3,221,807
Bank of NT Butterfield & Son Ltd.	115,080	3,697,520
Bank OZK	44,220	1,933,741
Banner Corp.	60,890	2,898,973
Carter Bankshares, Inc.*	145,105	2,131,592
First Bancorp	5,000	165,400
First Busey Corp.	84,543	1,831,201
First Citizens BancShares, Inc.,Class A	700	1,001,910
First Hawaiian, Inc.	113,280	2,343,763
First Horizon Corp.	174,802	2,382,551
Glacier Bancorp, Inc.	51,547	1,685,587
Hancock Whitney Corp.	52,560	2,313,166
Popular, Inc.	44,280	3,212,514
Regions Financial Corp.	30,500	621,285
Truist Financial Corp.	17,940	595,967
Webster Financial Corp.	103,320	4,889,102
Wintrust Financial Corp.	43,010	3,628,324
		38,554,403
Beverages—1.0%
National Beverage Corp.*	62,334	3,294,352
Building products—2.7%
Lennox International, Inc.	10,225	3,757,074
Resideo Technologies, Inc.*	92,840	1,737,965
Zurn Elkay Water Solutions Corp.	104,137	3,169,930
		8,664,969
Capital markets—2.3%
Houlihan Lokey, Inc.,Class A	19,653	1,962,352
LPL Financial Holdings, Inc.	15,976	3,664,255
Virtus Investment Partners, Inc.	8,302	1,707,971
		7,334,578
Chemicals—2.7%
HB Fuller Co.	39,029	2,889,317
Ingevity Corp.*	41,200	2,637,624
Innospec, Inc.	13,466	1,442,747
Scotts Miracle-Gro Co.	24,420	1,710,377
		8,680,065
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—2.2%
OPENLANE, Inc.*	206,856	$3,247,639
Stericycle, Inc.*	88,810	3,773,537
		7,021,176
Communications equipment—0.6%
Comtech Telecommunications Corp.	180,473	1,833,606
Consumer finance—0.4%
Enova International, Inc.*	21,990	1,211,429
Consumer staples distribution & retail—1.6%
U.S. Foods Holding Corp.*	117,380	5,015,647
Diversified consumer services—0.2%
H&R Block, Inc.	15,500	520,955
Diversified telecommunication services—0.7%
Liberty Latin America Ltd.,Class A*	267,940	2,250,696
Electric utilities—2.2%
IDACORP, Inc.	38,600	3,968,852
Portland General Electric Co.	65,138	3,105,128
		7,073,980
Electrical equipment—0.8%
EnerSys	23,600	2,556,352
Electronic equipment, instruments & components—1.8%
CDW Corp.	10,296	1,926,073
Zebra Technologies Corp.,Class A*	12,552	3,865,514
		5,791,587
Energy equipment & services—2.6%
ChampionX Corp.	88,020	3,133,512
Liberty Energy, Inc.,Class A	203,730	3,355,433
Ranger Energy Services, Inc.*	34,730	364,665
TETRA Technologies, Inc.*	342,725	1,538,835
		8,392,445
Entertainment—0.2%
Lions Gate Entertainment Corp.,Class B*	74,845	547,865
Financial services—2.0%
Essent Group Ltd.	52,670	2,612,432
Jack Henry & Associates, Inc.	22,837	3,826,796
		6,439,228
Food products—2.9%
Conagra Brands, Inc.	8,300	272,323
Lamb Weston Holdings, Inc.	3,400	352,342
Post Holdings, Inc.*	39,404	3,361,161
TreeHouse Foods, Inc.*	94,570	4,880,758
Tyson Foods, Inc.,Class A	4,800	267,456
		9,134,040
Gas utilities—0.1%
National Fuel Gas Co.	7,800	414,258

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Ground transportation—1.4%
Landstar System, Inc.	20,710	$4,216,349
Lyft, Inc.,Class A*	27,700	352,067
		4,568,416
Health care equipment & supplies—2.1%
Envista Holdings Corp.*	94,760	3,260,692
Integra LifeSciences Holdings Corp.*	78,590	3,573,487
		6,834,179
Health care providers & services—3.7%
Acadia Healthcare Co., Inc.*	39,000	3,082,170
AdaptHealth Corp.,Class A*	171,200	2,352,288
Amedisys, Inc.*	19,450	1,766,838
CorVel Corp.*	10,800	2,209,248
Select Medical Holdings Corp.	57,700	1,731,577
Tenet Healthcare Corp.*	7,300	545,529
		11,687,650
Health care REITs—2.4%
Healthcare Realty Trust, Inc.,Class A	198,630	3,879,244
Physicians Realty Trust	247,260	3,644,612
		7,523,856
Hotels, restaurants & leisure—4.9%
Arcos Dorados Holdings, Inc.,Class A	192,325	2,173,272
Boston Pizza Royalties Income Fund	49,000	619,444
Boston Pizza Royalties Income Fund	26,900	340,016
Cheesecake Factory, Inc.	136,979	5,038,088
Despegar.com Corp.*	420,670	3,335,913
Six Flags Entertainment Corp.*	171,700	4,103,630
		15,610,363
Household durables—0.1%
Taylor Morrison Home Corp.,Class A*	5,100	246,942
Household products—1.0%
WD-40 Co.	14,569	3,343,586
Industrial REITs—0.4%
Granite Real Estate Investment Trust	19,690	1,156,984
Insurance—2.4%
Assured Guaranty Ltd.	38,680	2,312,290
CNO Financial Group, Inc.	47,937	1,232,940
W R Berkley Corp.	67,596	4,169,997
		7,715,227
IT services—1.4%
BigCommerce Holdings, Inc.*	327,924	3,544,858
VeriSign, Inc.*	3,900	822,705
		4,367,563
Leisure products—0.2%
JAKKS Pacific, Inc.*,1	25,810	537,880
Machinery—8.9%
Commercial Vehicle Group, Inc.*	131,747	1,383,344
EnPro Industries, Inc.	16,590	2,302,360
	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Esab Corp.	38,820	$2,666,934
Graco, Inc.	45,790	3,632,521
Helios Technologies, Inc.	33,800	2,136,160
John Bean Technologies Corp.	19,938	2,464,536
Lincoln Electric Holdings, Inc.	11,500	2,308,165
Miller Industries, Inc.	65,159	2,472,132
RBC Bearings, Inc.*	15,664	3,540,847
Terex Corp.	39,470	2,314,126
Toro Co.	32,500	3,303,625
		28,524,750
Marine transportation—1.2%
Kirby Corp.*	47,345	3,857,671
Media—0.1%
DISH Network Corp.,Class A*	58,900	467,077
Metals & mining—0.6%
ATI, Inc.*	43,860	2,091,245
Office REITs—1.0%
Corporate Office Properties Trust	123,100	3,200,600
Oil, gas & consumable fuels—4.5%
Cheniere Energy, Inc.	3,300	534,138
Chesapeake Energy Corp.[1]	2,300	193,982
Comstock Resources, Inc.[1]	211,865	2,701,279
Golar LNG Ltd.	75,447	1,819,782
Gulfport Energy Corp.*	2,729	279,586
New Fortress Energy, Inc.	39,800	1,136,290
PDC Energy, Inc.	36,480	2,768,467
Viper Energy Partners LP	133,080	3,609,130
W&T Offshore, Inc.*	343,493	1,504,499
		14,547,153
Personal care products—0.7%
BellRing Brands, Inc.*	62,740	2,255,503
Pharmaceuticals—0.7%
Elanco Animal Health, Inc.*	180,580	2,179,601
Professional services—3.5%
Broadridge Financial Solutions, Inc.	22,450	3,769,804
KBR, Inc.	24,100	1,481,909
Science Applications International Corp.	8,950	1,085,993
TransUnion	59,324	4,727,530
		11,065,236
Retail REITs—0.8%
Retail Opportunity Investments Corp.	166,470	2,452,103
Semiconductors & semiconductor equipment—1.0%
Teradyne, Inc.	27,946	3,156,221
Software—3.8%
Adeia, Inc.	6,236	74,957
Dolby Laboratories, Inc.,Class A	42,164	3,736,152
New Relic, Inc.*	35,420	2,974,572

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Varonis Systems, Inc.,Class B*	117,285	$3,366,079
Xperi, Inc.*	144,917	1,901,311
		12,053,071
Specialized REITs—1.8%
Lamar Advertising Co.,Class A	19,806	1,954,852
PotlatchDeltic Corp.	4,600	246,698
VICI Properties, Inc.,Class A	115,176	3,625,741
		5,827,291
Specialty retail—1.5%
National Vision Holdings, Inc.*	127,195	2,751,228
Tilly's, Inc.,Class A*	14,647	126,989
Upbound Group, Inc.	58,185	2,014,947
		4,893,164
Textiles, apparel & luxury goods—2.5%
Capri Holdings Ltd.*	90,590	3,343,677
Samsonite International SA,ADR*,1	313,770	4,665,760
		8,009,437
Trading companies & distributors—0.3%
United Rentals, Inc.	1,900	882,892
Total common stocks (cost—$252,078,527)		304,531,131
	Number of shares	Value
Exchange traded funds—2.0%
iShares Russell 2000 Value ETF	21,400	$3,236,536
iShares Russell Mid-Cap Value ETF	28,000	3,211,040
Total exchange traded funds (cost—$6,386,510)		6,447,576
Investment companies—0.2%
Sprott Physical Uranium Trust (cost—$420,109)	47,350	615,462
Short term investments—2.8%
Investment companies—2.8%
State Street Institutional U.S. Government Money Market Fund, 5.190%[2] (cost—$8,985,162)	8,985,162	8,985,162
Investment of cash collateral from securities loaned—0.2%
Money market funds—0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[2] (cost—$575,525)	575,525	575,525
Total Investments (cost—$268,445,833)—100.5%		321,154,856
Liabilities in excess of other assets—(0.5)%		(1,635,286)
Net assets—100.0%		$319,519,570

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$304,531,131	$—	$—	$304,531,131
Exchange traded funds	6,447,576	—	—	6,447,576
Investment companies	615,462	—	—	615,462
Short-term investments	—	8,985,162	—	8,985,162
Investment of cash collateral from securities loaned	—	575,525	—	575,525
Total	$311,594,169	$9,560,687	$—	$321,154,856

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned 10.63% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 9.99%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 163. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Sector allocation was a meaningful driver of relative returns primarily due to a large overweight to the outperforming Information Technology sector. Additionally, stock selection was positive due to robust results within the Consumer Staples, Communication Services, and Financials sectors.

Risk factor impact was modestly negative as a lower size positioning versus the growth benchmark held back returns. The Portfolio received a moderate benefit from its higher growth and higher quality positioning. Cash allocation detracted in what was a positive return period for the benchmark.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge");

Calamos Advisors LLC ("Calamos"), Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund (since November 2022) and Shu-Han Hsu (since November 2022)

Riverbridge: Ross Johnson;

Calamos: Brandon Nelson

Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

(continued on next page)

PACE Small/Medium Co Growth Equity Investments

Investment process (concluded)

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.40%	7.80%	8.99%
Class Y2	10.54	7.99	9.19
Class P3	10.63	7.98	9.14
After deducting maximum sales charge
Class A1	4.30	6.58	8.37
Russell 2500 Growth Index[4]	9.99	7.31	9.96

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.20% and 1.20%; Class Y—0.96% and 0.96% and Class P—1.04% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Top ten holdings
SPS Commerce, Inc.	1.8%
Five Below, Inc.	1.7
Globant SA	1.6
Paylocity Holding Corp.	1.6
Medpace Holdings, Inc.	1.5
RB Global, Inc.	1.5
Workiva, Inc., Class A	1.4
Floor & Decor Holdings, Inc., Class A	1.3
Grand Canyon Education, Inc.	1.2
Total	13.6%
Top five issuer breakdown by country or territory of origin
United States	95.8%
Canada	2.3
Israel	0.7
Switzerland	0.6
Bermuda	0.5
Total	99.9%
Sector
Information Technology	29.1%
Health Care	23.7
Industrials	18.9
Consumer Discretionary	12.9
Financials	7.4
Consumer Staples	2.7
Communication Services	1.5
Materials	0.9
Energy	0.9
Utilities	0.6
Real Estate	0.5
Total	99.1%

1  The portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—99.1%
Aerospace & defense—0.3%
Axon Enterprise, Inc.*	941	$174,960
Cadre Holdings, Inc.	2,530	58,873
Hexcel Corp.	7,580	535,755
		769,588
Air freight & logistics—0.3%
GXO Logistics, Inc.*	11,076	742,867
Automobile components—0.7%
Cooper-Standard Holdings, Inc.*	1,401	25,806
Modine Manufacturing Co.*	15,724	590,593
Stoneridge, Inc.*	8,233	168,283
Visteon Corp.*	9,199	1,417,474
		2,202,156
Banks—0.2%
Coastal Financial Corp.*	4,152	187,546
Pathward Financial, Inc.	9,934	516,171
		703,717
Beverages—1.0%
Celsius Holdings, Inc.*	18,245	2,640,052
Vita Coco Co., Inc.*	7,160	189,167
		2,829,219
Biotechnology—4.3%
ACADIA Pharmaceuticals, Inc.*	47,950	1,402,058
ADMA Biologics, Inc.*	29,174	121,072
Aduro Biotech, Inc.*,1,2	9,389	0
Alector, Inc.*	29,960	205,526
AnaptysBio, Inc.*	5,606	110,494
Arcturus Therapeutics Holdings, Inc.*	3,095	108,201
Astria Therapeutics, Inc.*	1,300	11,648
Avita Medical, Inc.*,3	63,465	1,285,166
Catalyst Pharmaceuticals, Inc.*	47,629	658,709
CytomX Therapeutics, Inc.*,3	58,256	101,365
Enanta Pharmaceuticals, Inc.*	7,657	145,253
Exelixis, Inc.*	67,984	1,339,965
Heron Therapeutics, Inc.*,3	66,788	110,868
Intercept Pharmaceuticals, Inc.*	30,741	332,003
Ionis Pharmaceuticals, Inc.*	7,280	301,610
Krystal Biotech, Inc.*	7,027	907,186
MacroGenics, Inc.*	7,754	36,987
Natera, Inc.*	3,588	162,249
Neurocrine Biosciences, Inc.*	3,475	354,068
PTC Therapeutics, Inc.*	29,885	1,205,561
Rigel Pharmaceuticals, Inc.*	196,573	271,271
Sarepta Therapeutics, Inc.*	11,076	1,200,528
Travere Therapeutics, Inc.*	58,912	1,012,697
Ultragenyx Pharmaceutical, Inc.*	23,465	1,011,811
Y-mAbs Therapeutics, Inc.*	24,058	146,513
		12,542,809
Broadline retail—1.0%
Dillard's, Inc., Class A	2,438	836,331
Global-e Online Ltd.*	3,871	174,389
	Number of shares	Value
Common stocks—(continued)
Broadline retail—(concluded)
Ollie's Bargain Outlet Holdings, Inc.*	25,482	$1,857,128
		2,867,848
Building products—1.5%
AAON, Inc.	4,550	478,933
Apogee Enterprises, Inc.	16,065	795,699
AZEK Co., Inc., Class A*	30,568	953,722
Gibraltar Industries, Inc.*	3,267	211,277
Tecnoglass, Inc.	44,697	2,104,335
		4,543,966
Capital markets—1.4%
Avantax, Inc.*	28,000	724,640
FactSet Research Systems, Inc.	3,792	1,649,672
Open Lending Corp., Class A*	16,392	185,066
StepStone Group, Inc., Class A	16,631	466,832
StoneX Group, Inc.*	7,860	723,198
TPG, Inc.[3]	14,040	413,197
		4,162,605
Chemicals—0.2%
American Vanguard Corp.	13,711	247,621
Core Molding Technologies, Inc.*	3,554	85,722
Orion SA	16,864	369,659
		703,002
Commercial services & supplies—2.5%
ACV Auctions, Inc., Class A*	111,958	1,958,145
CECO Environmental Corp.*	34,981	421,171
Clean Harbors, Inc.*	2,538	421,968
RB Global, Inc.	66,976	4,318,613
VSE Corp.	3,298	177,268
		7,297,165
Communications equipment—1.7%
CommScope Holding Co., Inc.*	125,302	563,859
Extreme Networks, Inc.*	84,123	2,236,831
Harmonic, Inc.*	68,703	1,025,049
Infinera Corp.*,3	177,778	800,001
Viavi Solutions, Inc.*	32,973	358,416
		4,984,156
Construction & engineering—3.1%
Construction Partners, Inc., Class A*	4,178	122,833
Dycom Industries, Inc.*	10,793	1,074,767
Fluor Corp.*	33,966	1,052,267
Limbach Holdings, Inc.*	1,360	35,931
MYR Group, Inc.*	15,103	2,153,084
Sterling Infrastructure, Inc.*	28,250	1,694,718
WillScot Mobile Mini Holdings Corp.*	60,891	2,919,723
		9,053,323
Construction materials—0.2%
Eagle Materials, Inc.	500	92,185
Summit Materials, Inc., Class A*	12,459	450,767
		542,952

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Consumer finance—0.8%
LendingTree, Inc.*	19,808	$483,315
PROG Holdings, Inc.*	16,690	677,280
Regional Management Corp.	940	30,541
SLM Corp.	69,678	1,127,390
		2,318,526
Diversified consumer services—2.0%
Carriage Services, Inc., Class A	6,117	198,007
Chegg, Inc.*	80,112	811,535
Duolingo, Inc.*	3,919	608,190
Grand Canyon Education, Inc.*	33,624	3,649,885
Nerdy, Inc.*	34,864	172,228
Udemy, Inc.*	38,902	459,433
Universal Technical Institute, Inc.*	10,509	76,505
		5,975,783
Diversified telecommunication services—0.3%
Bandwidth, Inc., Class A*	24,224	366,994
Ooma, Inc.*	35,164	527,460
		894,454
Electrical equipment—1.0%
Babcock & Wilcox Enterprises, Inc.*	3,200	17,536
EnerSys	2,623	284,123
Enovix Corp.*,3	9,381	201,879
NEXTracker, Inc., Class A*	3,069	129,972
Vertiv Holdings Co., Class A	83,702	2,177,089
Vicor Corp.*	680	62,744
		2,873,343
Electronic equipment, instruments & components—2.0%
Arlo Technologies, Inc.*	9,014	102,399
Bel Fuse, Inc., Class B	26,812	1,438,464
Climb Global Solutions, Inc.	3,914	189,359
Cognex Corp.	45,774	2,500,176
Evolv Technologies Holdings, Inc.*	112,704	741,592
FARO Technologies, Inc.*	19,374	321,415
Napco Security Technologies, Inc.	17,409	652,489
		5,945,894
Energy equipment & services—0.2%
Atlas Energy Solutions, Inc., Class A	1,000	19,750
Noble Corp. PLC*	3,638	190,158
TETRA Technologies, Inc.*	17,936	80,533
Weatherford International PLC*	5,224	434,114
		724,555
Entertainment—0.2%
Roku, Inc.*	5,684	547,199
Financial services—1.9%
Flywire Corp.*	33,056	1,128,532
International Money Express, Inc.*	53,013	1,284,505
Payoneer Global, Inc.*	142,400	757,568
Remitly Global, Inc.*	36,947	712,338
WEX, Inc.*	9,238	1,749,215
		5,632,158
	Number of shares	Value
Common stocks—(continued)
Food products—1.1%
Calavo Growers, Inc.	11,367	$428,877
Freshpet, Inc.*	37,559	2,762,089
		3,190,966
Ground transportation—1.8%
ArcBest Corp.	5,233	608,702
Daseke, Inc.*	22,317	173,626
Landstar System, Inc.	8,788	1,789,149
Lyft, Inc., Class A*	75,076	954,216
PAM Transportation Services, Inc.*	5,433	140,498
RXO, Inc.*	27,780	612,549
Saia, Inc.*	2,251	952,488
		5,231,228
Health care equipment & supplies—6.4%
Accuray, Inc.*	23,278	99,164
Alphatec Holdings, Inc.*	99,433	1,756,981
Glaukos Corp.*	26,011	2,006,489
Inspire Medical Systems, Inc.*	11,621	3,344,640
iRadimed Corp.	17,399	764,338
Merit Medical Systems, Inc.*	4,142	309,283
Neogen Corp.*	50,565	1,172,602
OrthoPediatrics Corp.*	24,207	1,010,642
Penumbra, Inc.*	1,502	455,647
Pulmonx Corp.*	28,812	403,368
RxSight, Inc.*	42,519	1,418,859
Semler Scientific, Inc.*	4,069	99,894
Sight Sciences, Inc.*	1,700	14,960
Surmodics, Inc.*	5,556	178,181
Tactile Systems Technology, Inc.*	47,683	1,092,418
Tandem Diabetes Care, Inc.*	16,051	560,501
Tela Bio, Inc.*	42,359	414,695
TransMedics Group, Inc.*	16,816	1,566,915
Treace Medical Concepts, Inc.*	32,817	747,899
UFP Technologies, Inc.*	6,824	1,328,394
		18,745,870
Health care providers & services—7.7%
Addus HomeCare Corp.*	7,948	727,798
Alignment Healthcare, Inc.*	64,287	399,222
AMN Healthcare Services, Inc.*	19,035	2,039,600
Castle Biosciences, Inc.*	19,625	330,681
Chemed Corp.	4,609	2,401,704
Cross Country Healthcare, Inc.*	11,745	303,021
DaVita, Inc.*	16,580	1,690,994
Ensign Group, Inc.	29,417	2,849,625
Guardant Health, Inc.*	29,158	1,137,745
Option Care Health, Inc.*	56,740	1,916,677
Pennant Group, Inc.*	60,146	690,476
Privia Health Group, Inc.*	100,692	2,811,321
Progyny, Inc.*	55,410	2,313,922
RadNet, Inc.*	28,946	957,534
U.S. Physical Therapy, Inc.	18,822	2,188,434
		22,758,754

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Health care technology—1.5%
Certara, Inc.*	70,819	$1,378,846
Definitive Healthcare Corp., Class A*,3	85,751	1,014,434
GoodRx Holdings, Inc., Class A*	36,172	334,229
Phreesia, Inc.*	41,074	1,302,867
Schrodinger, Inc.*	8,524	445,891
		4,476,267
Hotels, restaurants & leisure—1.8%
Domino's Pizza, Inc.	2,191	869,257
First Watch Restaurant Group, Inc.*	5,469	101,942
GEN Restaurant Group, Inc.*	9,293	185,210
Golden Entertainment, Inc.*	7,080	299,767
PlayAGS, Inc.*	28,317	187,459
Red Robin Gourmet Burgers, Inc.*	13,755	200,135
SeaWorld Entertainment, Inc.*	16,956	938,854
Sportradar Holding AG, Class A*	19,078	281,019
Travel & Leisure Co.	2,328	94,820
Wingstop, Inc.	3,036	511,809
Wyndham Hotels & Resorts, Inc.	13,547	1,055,582
Wynn Resorts Ltd.	6,586	717,742
		5,443,596
Household durables—1.7%
Cavco Industries, Inc.*	3,700	1,093,905
Green Brick Partners, Inc.*	9,353	528,631
Skyline Champion Corp.*	21,701	1,511,692
Sonos, Inc.*	61,898	1,060,932
TopBuild Corp.*	2,493	682,907
		4,878,067
Independent power and renewable electricity producers—0.6%
Vistra Corp.	62,255	1,746,875
Insurance—3.1%
eHealth, Inc.*	4,100	30,996
Goosehead Insurance, Inc., Class A*,3	17,978	1,202,189
Kinsale Capital Group, Inc.	9,099	3,390,560
Lincoln National Corp.	27,363	767,258
RenaissanceRe Holdings Ltd.	7,500	1,400,700
Ryan Specialty Holdings, Inc., Class A*,3	31,132	1,349,261
SiriusPoint Ltd.*	2,900	27,086
Skyward Specialty Insurance Group, Inc.*	37,443	887,025
Universal Insurance Holdings, Inc.	11,600	180,148
		9,235,223
Interactive media & services—0.6%
Yelp, Inc., Class A*	37,835	1,704,467
IT services—3.9%
BigCommerce Holdings, Inc.*	44,352	479,445
DigitalOcean Holdings, Inc.*,3	18,704	926,222
Globant SA*	26,557	4,640,305
GoDaddy, Inc., Class A*	13,219	1,019,053
Grid Dynamics Holdings, Inc.*	88,943	926,786
Okta, Inc.*	3,739	287,379
Squarespace, Inc., Class A*	86,005	2,850,206
	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
Twilio, Inc., Class A*	4,537	$299,578
		11,428,974
Leisure products—0.2%
Funko, Inc., Class A*	30,920	252,307
MasterCraft Boat Holdings, Inc.*	14,544	445,774
		698,081
Life sciences tools & services—2.8%
Codexis, Inc.*	93,432	336,355
Medpace Holdings, Inc.*	17,723	4,486,932
NanoString Technologies, Inc.*	38,128	181,489
Quanterix Corp.*	23,256	577,679
Repligen Corp.*	11,694	2,006,223
Stevanato Group SpA	18,325	572,290
		8,160,968
Machinery—2.2%
Commercial Vehicle Group, Inc.*	11,107	116,624
Energy Recovery, Inc.*	26,523	808,421
Hyster-Yale Materials Handling, Inc.	4,605	219,935
Kadant, Inc.	10,620	2,366,667
Kornit Digital Ltd.*	57,486	1,821,731
Symbotic, Inc.*,3	11,396	724,102
Terex Corp.	751	44,031
Wabash National Corp.	18,731	443,550
		6,545,061
Media—0.4%
Integral Ad Science Holding Corp.*	47,572	991,876
Perion Network Ltd.*	5,422	198,391
		1,190,267
Metals & mining—0.2%
Alpha Metallurgical Resources, Inc.	1,025	177,551
ATI, Inc.*	3,711	176,940
Ryerson Holding Corp.	7,755	329,510
		684,001
Oil, gas & consumable fuels—0.7%
CVR Energy, Inc.	17,993	661,063
Dorian LPG Ltd.	6,438	191,466
Matador Resources Co.	2,813	156,487
Par Pacific Holdings, Inc.*	38,035	1,197,342
		2,206,358
Paper & forest products—0.3%
Sylvamo Corp.	15,014	736,737
Personal care products—0.6%
elf Beauty, Inc.*	6,971	813,655
Medifast, Inc.	5,933	604,514
USANA Health Sciences, Inc.*	5,144	333,897
		1,752,066

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—1.0%
Amphastar Pharmaceuticals, Inc.*	16,660	$1,011,095
Arvinas, Inc.*	3,480	86,026
Assertio Holdings, Inc.*	36,134	205,603
Axsome Therapeutics, Inc.*,3	2,305	180,873
Biote Corp., Class A*	24,871	169,620
Esperion Therapeutics, Inc.*	94,144	147,806
Harrow Health, Inc.*	36,614	808,437
Ligand Pharmaceuticals, Inc.*	3,185	213,172
Phathom Pharmaceuticals, Inc.*	13,947	212,134
		3,034,766
Professional services—5.0%
Barrett Business Services, Inc.	3,108	281,989
CBIZ, Inc.*	11,388	602,311
CSG Systems International, Inc.	18,414	949,978
Exponent, Inc.	26,266	2,352,908
Innodata, Inc.*	38,649	495,867
Insperity, Inc.	14,221	1,673,101
Kforce, Inc.	7,991	506,949
Paycor HCM, Inc.*,3	60,018	1,612,084
Paylocity Holding Corp.*	20,291	4,603,013
TriNet Group, Inc.*	14,706	1,547,512
		14,625,712
Real estate management & development—0.5%
Compass, Inc., Class A*	83,525	349,969
Redfin Corp.*,3	69,862	1,046,533
RMR Group, Inc., Class A	3,472	81,870
		1,478,372
Semiconductors & semiconductor equipment—4.1%
Ambarella, Inc.*	13,515	1,127,421
Axcelis Technologies, Inc.*	14,128	2,832,382
Credo Technology Group Holding Ltd.*	52,066	883,560
Impinj, Inc.*	5,785	385,397
indie Semiconductor, Inc., Class A*	46,619	441,948
Navitas Semiconductor Corp., Class A*	26,648	281,936
Power Integrations, Inc.	30,601	2,972,581
Silicon Laboratories, Inc.*	6,694	998,343
SiTime Corp.*	1,827	235,701
SMART Global Holdings, Inc.*	75,515	2,008,699
		12,167,968
Software—16.5%
8x8, Inc.*,3	122,957	582,816
Agilysys, Inc.*	1,203	88,577
Alarm.com Holdings, Inc.*	48,745	2,691,211
Altair Engineering, Inc., Class A*	5,544	415,467
American Software, Inc., Class A	14,265	164,475
Applied Digital Corp.*	18,341	175,707
Arteris, Inc.*	61,957	470,254
Blackbaud, Inc.*	10,266	774,570
Blackline, Inc.*	40,570	2,356,306
Box, Inc., Class A*	52,074	1,627,312
CCC Intelligent Solutions Holdings, Inc.*	213,300	2,350,566
Consensus Cloud Solutions, Inc.*	752	24,372
Couchbase, Inc.*	9,713	162,110
	Number of shares	Value
Common stocks—(continued)
Software—(concluded)
Descartes Systems Group, Inc.*	31,384	$2,443,872
DocuSign, Inc., Class A*	8,631	464,520
Domo, Inc., Class B*	18,999	339,512
DoubleVerify Holdings, Inc.*	59,600	2,509,160
Dropbox, Inc., Class A*	70,627	1,903,398
Everbridge, Inc.*	14,921	460,164
Five9, Inc.*	21,760	1,909,440
Guidewire Software, Inc.*	15,085	1,279,510
Informatica, Inc., Class A*	9,312	177,300
Intapp, Inc.*	33,142	1,360,811
Kaltura, Inc.*	24,788	50,072
LivePerson, Inc.*	66,912	317,832
Manhattan Associates, Inc.*	2,372	452,151
Model N, Inc.*	57,408	1,912,835
New Relic, Inc.*	18,254	1,532,971
Nutanix, Inc., Class A*	37,188	1,123,078
OneSpan, Inc.*	1,081	14,853
Pegasystems, Inc.	22,194	1,170,733
PowerSchool Holdings, Inc., Class A*,3	51,237	1,238,398
Qualys, Inc.*	11,327	1,572,188
Smartsheet, Inc., Class A*	31,028	1,377,643
SPS Commerce, Inc.*	29,770	5,370,210
Tenable Holdings, Inc.*	32,284	1,570,939
Varonis Systems, Inc., Class B*	47,567	1,365,173
Workiva, Inc., Class A*	38,918	4,097,676
Zeta Global Holdings Corp., Class A*	20,441	188,466
Zuora, Inc., Class A*	56,989	668,481
		48,755,129
Specialty retail—4.2%
Boot Barn Holdings, Inc.*	3,006	282,263
Five Below, Inc.*	24,882	5,183,916
Floor & Decor Holdings, Inc., Class A*	32,562	3,739,746
Murphy USA, Inc.	6,068	1,863,058
National Vision Holdings, Inc.*	21,066	455,658
Stitch Fix, Inc., Class A*	50,820	259,690
Upbound Group, Inc.	16,721	579,048
		12,363,379
Technology hardware, storage & peripherals—0.9%
Avid Technology, Inc.*	31,710	755,966
Super Micro Computer, Inc.*	5,989	1,977,987
		2,733,953
Textiles, apparel & luxury goods—1.3%
Deckers Outdoor Corp.*	3,291	1,789,284
On Holding AG, Class A*	42,724	1,538,064
Wolverine World Wide, Inc.	42,959	544,290
		3,871,638
Tobacco—0.0%†
Vector Group Ltd.	8,050	105,616
Trading companies & distributors—1.2%
Alta Equipment Group, Inc.	892	14,406
Applied Industrial Technologies, Inc.	2,605	377,699
FTAI Aviation Ltd.	14,221	458,058

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—(concluded)
Global Industrial Co.	600	$17,100
GMS, Inc.*	15,827	1,166,293
Herc Holdings, Inc.	9,120	1,220,529
SiteOne Landscape Supply, Inc.*	2,004	340,680
		3,594,765
Total common stocks (cost—$257,839,243)		292,402,409
Short term investments—1.3%
Investment companies—1.3%
State Street Institutional U.S. Government Money Market Fund, 5.190%[4] (cost—$4,007,116)	4,007,116	4,007,116
	Number of shares	Value
Investment of cash collateral from securities loaned—0.9%
Money market funds—0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[4] (cost—$2,669,441)	2,669,441	$2,669,441
Total Investments (cost—$264,515,800)—101.3%		299,078,966
Liabilities in excess of other assets—(1.3)%		(3,916,320)
Net assets—100.0%		$295,162,646

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$292,402,409	$—	$—	$292,402,409
Short-term investments	—	4,007,116	—	4,007,116
Investment of cash collateral from securities loaned	—	2,669,441	—	2,669,441
Total	$292,402,409	$6,676,557	$—	$299,078,966

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

2  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

3  Security, or portion thereof, was on loan at the period end.

4  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned 15.93% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 16.79%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 173. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments (unaudited)2

The Portfolio underperformed its benchmark during the reporting period. Stock selection was a detractor and selections within Industrials and Information Technology were particularly difficult while selection in other sectors partially offset the underperformance. Sector allocation was positive but not enough to mitigate the selection headwind. Underweight exposure to Real Estate and the overweight to Consumer Discretionary contributed positively but the outperformance was reduced by the underweight to Materials.

From a country perspective, stock selection was negative given weak results in Italy, United States, Hong Kong, and Finland. Allocation was marginally positive from an overweight to Italy and underweights to Switzerland and Finland but partially offset by opportunistic allocations in emerging countries. The cash allocation was a headwind on performance given the overall strength of the equity market. Broadly, the Portfolio did not keep up with the broad market rally due to its lower beta and more defensive stance (Beta is a measure of volatility or risk relative to the market as a whole.).

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund (since November 2022) and Shu-Han Hsu (since November 2022)

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Jesse Flores, CFA, Haicheng Li, CFA, Nathaniel Velarde;
Los Angeles Capital: Hal W. Reynolds, CFA, Daniel E. Allen, CFA, and Laina Draeger, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

estimate of the true worth of these operations.

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	15.68%	4.99%	5.50%
Class Y2	15.96	5.26	5.79
Class P3	15.93	5.27	5.79
Class P2[5]	N/A	N/A	10.21
After deducting maximum sales charge
Class A1	9.33	3.81	4.91
MSCI EAFE Index (net)[4]	16.79	4.55	5.20

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.77% and 1.69%; Class Y—1.52% and 1.44%; Class P—1.49% and 1.44%; and Class P2—1.49% and 0.89%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.25%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2023 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 is March 27, 2023.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE International Equity Investments Class P

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Top ten equity holdings (long holdings)
Novartis AG ,Registered Shares	2.1%
Kering SA	2.1
Shell PLC	1.8
Honda Motor Co. Ltd.	1.7
ASML Holding NV	1.4
Novo Nordisk AS ,Class B	1.4
United Overseas Bank Ltd.	1.3
Tesco PLC	1.3
Koninklijke Philips NV	1.3
Nestle SA ,Registered Shares	1.2
Total	15.6%
Top ten equity holdings (short holdings)
UPM-Kymmene Oyj	(0.7)%
Investor AB, Class B	(0.5)
Yaskawa Electric Corp.	(0.5)
Sumitomo Metal Mining Co. Ltd.	(0.4)
Kubota Corp.	(0.4)
Keppel Corp. Ltd.	(0.3)
Nitori Holdings Co. Ltd.	(0.3)
Keisei Electric Railway Co. Ltd.	(0.3)
Mineral Resources Ltd.	(0.3)
Yamaha Corp.	(0.3)
Total	(4.0)%
Top five issuer breakdown by country or territory of origin (long holdings)
Japan	28.2%
United Kingdom	11.7
France	8.7
Netherlands	7.5
United States	7.3
Total	63.4%
Top five issuer breakdown by country or territory of origin (short holdings)
Japan	(5.1)%
Sweden	(1.5)
Finland	(1.0)
France	(0.9)
Australia	(0.7)
Total	(9.2)%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Common stocks
Aerospace & defense	1.4%
Air freight & logistics	0.9
Automobile components	1.0
Automobiles	4.7
Banks	12.0
Beverages	1.1
Biotechnology	1.3
Broadline retail	0.9
Building products	1.7
Capital markets	0.8
Chemicals	2.5
Commercial services & supplies	1.4
Construction & engineering	1.5
Construction materials	0.6
Consumer staples distribution & retail	2.2
Diversified telecommunication services	1.5
Electric utilities	2.4
Electrical equipment	0.9
Electronic equipment, instruments & components	1.8
Energy equipment & services	0.1
Entertainment	0.9
Financial services	1.1
Food products	2.6
Gas utilities	1.4
Ground transportation	0.9
Health care equipment & supplies	2.7
Health care providers & services	0.2
Hotels, restaurants & leisure	1.1
Household durables	2.0
Household products	0.1
Independent power and renewable electricity producers	0.3
Industrial conglomerates	2.7
Industrial REITs	0.0	†
Insurance	6.1
Interactive media & services	0.3
IT services	2.2
Life sciences tools & services	0.3
Machinery	3.6
Marine transportation	0.4
Media	1.1
Metals & mining	2.3
Multi-utilities	0.2
Office REITs	0.1
Common stocks—(concluded)
Oil, gas & consumable fuels	3.6%
Paper & forest products	0.1
Passenger airlines	1.0
Personal care products	0.9
Pharmaceuticals	8.6
Professional services	2.4
Real estate management & development	0.4
Semiconductors & semiconductor equipment	5.3
Software	3.1
Specialty retail	2.2
Technology hardware, storage & peripherals	1.6
Textiles, apparel & luxury goods	4.5
Tobacco	1.6
Trading companies & distributors	2.1
Transportation infrastructure	0.1
Wireless telecommunication services	0.3
Total common stocks	111.1
Preferred stocks
Automobiles	0.2
Short-term investments	0.6
Investment of cash collateral from securities loaned	0.7
Total investments before investments sold short	112.6
Investments sold short
Aerospace & defense	(0.2)
Automobiles	(0.1)
Banks	(0.4)
Beverages	(0.3)
Biotechnology	(0.1)
Broadline retail	(0.2)
Building products	(0.0)†
Capital markets	(0.1)
Chemicals	(0.9)
Communications equipment	(0.2)
Consumer staples distribution & retail	(0.3)
Distributors	(0.1)
Diversified REITs	(0.1)
Diversified telecommunication services	(0.3)
Electric utilities	(0.3)
Electrical equipment	(0.1)
Electronic equipment, instruments & components	(0.1)
Entertainment	(0.2)

PACE International Equity Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)1

As a percentage of net assets as of July 31, 2023

Investments sold short—(continued)
Financial services	(1.1)%
Food products	(0.1)
Ground transportation	(0.4)
Health care equipment & supplies	(0.3)
Hotels, restaurants & leisure	(0.2)
Household durables	(0.0)†
Industrial conglomerates	(0.5)
Industrial REITs	(0.1)
Insurance	(0.3)
Leisure products	(0.5)
Life sciences tools & services	(0.4)
Machinery	(1.2)
Marine transportation	(0.0)†
Media	(0.1)
Metals & mining	(0.8)
Investments sold short—(concluded)
Office REITs	(0.1)%
Oil, gas & consumable fuels	(0.1)
Paper & forest products	(1.1)
Personal care products	(0.6)
Pharmaceuticals	(0.1)
Professional services	(0.2)
Real estate management & development	(0.4)
Software	(0.1)
Specialty retail	(0.3)
Trading companies & distributors	(0.1)
Life sciences tools & services	(0.1)
Total investments sold short	(13.2)
Total investments	99.4
Other assets in excess of liabilities	0.6
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE International Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—111.1%
Australia—5.3%
Aurizon Holdings Ltd.[1]	2,476,779	$6,338,515
BHP Group Ltd.[2]	89,006	2,750,723
BlueScope Steel Ltd.[2]	166,574	2,443,628
Brambles Ltd.	3,862	36,499
Cochlear Ltd.	9,327	1,498,450
Coles Group Ltd.	85,224	1,041,286
Computershare Ltd.[1]	232,859	3,922,797
Dexus[2]	139,085	767,940
Endeavour Group Ltd.[1]	49,842	203,552
Fortescue Metals Group Ltd.[2]	32,570	474,299
Glencore PLC[2]	147,674	897,459
Insurance Australia Group Ltd.	513,630	2,045,881
Lendlease Corp. Ltd.[2]	259,602	1,504,853
Lottery Corp. Ltd.	68,295	237,167
Medibank Pvt Ltd.	1,180,908	2,784,188
Newcrest Mining Ltd.[2]	32,396	574,692
Northern Star Resources Ltd.[2]	388,748	3,005,514
Orica Ltd.[2]	61,043	645,791
Qantas Airways Ltd.*	17,721	77,728
QBE Insurance Group Ltd.	201,175	2,130,988
Telstra Group Ltd.[2]	364,875	1,044,069
Wesfarmers Ltd.[2]	875	29,181
WiseTech Global Ltd.	49,880	2,874,342
Woolworths Group Ltd.[2]	127,383	3,304,449
		40,633,991
Austria—0.1%
OMV AG,	13,416	604,787
Burkina Faso—0.1%
Endeavour Mining PLC,	25,164	607,131
Canada—1.7%
Constellation Software, Inc.[1]	2,900	6,126,936
Fairfax Financial Holdings Ltd.	9,198	7,338,311
		13,465,247
China—1.4%
Alibaba Group Holding Ltd., ADR*	22,553	2,304,014
BeiGene Ltd., ADR*	7,948	1,702,621
Prosus NV*	56,780	4,496,806
Wuxi Biologics Cayman, Inc.*,3	357,555	2,021,846
Xinyi Glass Holdings Ltd.	314,000	518,576
		11,043,863
Denmark—4.3%
AP Moller—Maersk AS, Class B2	1,522	3,129,381
Carlsberg AS, Class B	12,540	1,880,796
Coloplast AS, Class B	27,189	3,379,469
DSV AS2	7,736	1,548,935
Genmab AS*	15,728	6,467,663
Novo Nordisk AS, Class B	65,359	10,532,815
Novo Nordisk AS, ADR	39,199	6,314,959
		33,254,018
	Number of shares	Value
Common stocks—(continued)
Finland—1.1%
Kone Oyj, Class B2	9,207	$472,142
Metso Oyj	57,476	652,487
Nordea Bank Abp	463,855	5,247,364
UPM-Kymmene Oyj	32,788	1,085,118
Wartsila OYJ Abp	87,889	1,104,043
		8,561,154
France—8.7%
Aeroports de Paris	241	33,281
Air Liquide SA2	4,611	828,202
Airbus SE2	7,945	1,170,386
AXA SA	53,493	1,645,072
Bouygues SA	139,965	5,012,248
Bureau Veritas SA1	5,897	161,964
Capgemini SE	13,051	2,365,528
Cie de Saint-Gobain[2]	72,106	4,874,170
Dassault Aviation SA	2,776	539,326
Dassault Systemes SE2	79,922	3,416,991
Engie SA2	58,390	957,348
Hermes International[2]	2,076	4,602,788
Kering SA	28,074	16,162,157
Legrand SA2	790	79,147
L'Oreal SA2	10,535	4,902,026
LVMH Moet Hennessy Louis Vuitton SE2	9,208	8,586,334
Publicis Groupe SA	8,167	659,284
Safran SA	38,784	6,437,391
SEB SA	4,402	493,196
Teleperformance	1,586	229,747
Thales SA2	4,591	686,249
TotalEnergies SE2	27,725	1,684,526
Vinci SA2	16,623	1,951,618
		67,478,979
Germany—5.8%
Allianz SE, Registered Shares[2]	38,595	9,225,416
Bayerische Motoren Werke AG2	6,510	793,508
Continental AG	57,897	4,622,828
Deutsche Lufthansa AG, Registered Shares*	172,308	1,738,797
DHL Group[2]	59,446	3,053,661
E.ON SE2	23,783	300,849
Evonik Industries AG	323,239	6,685,101
Fresenius Medical Care AG & Co. KGaA	34,178	1,774,467
GEA Group AG	10,108	428,880
Hannover Rueck SE	4,012	856,434
Heidelberg Materials AG	54,697	4,432,272
Infineon Technologies AG	60,495	2,660,571
Mercedes-Benz Group AG2	53,168	4,246,406
MTU Aero Engines AG	1,312	306,252
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	7,157	2,695,962
Rational AG	1,140	852,959
Vonovia SE2	14,055	328,232
		45,002,595

PACE International Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Hong Kong—2.0%
AIA Group Ltd.[2]	9,200	$91,305
Hong Kong & China Gas Co. Ltd.[2]	103,000	88,091
Hong Kong Exchanges & Clearing Ltd.[2]	102,219	4,270,211
Jardine Matheson Holdings Ltd.	124,800	6,162,624
New World Development Co. Ltd.[2]	39,000	95,913
Swire Pacific Ltd., Class A2	99,000	824,482
WH Group Ltd.[3]	6,634,689	3,590,043
		15,122,669
India—1.3%
HDFC Bank Ltd., ADR	86,560	5,910,317
Tata Consultancy Services Ltd.	98,059	4,079,137
		9,989,454
Indonesia—0.7%
Bank Rakyat Indonesia Persero Tbk PT,	14,457,572	5,416,796
Ireland—0.1%
Kingspan Group PLC,	10,477	840,921
Israel—1.1%
Bank Hapoalim BM	300,196	2,668,300
Bank Leumi Le-Israel BM	275,556	2,201,210
Israel Discount Bank Ltd., Class A	259,509	1,375,663
Mizrahi Tefahot Bank Ltd.	35,916	1,297,280
Wix.com Ltd.*	13,997	1,320,197
		8,862,650
Italy—5.1%
Assicurazioni Generali SpA	152,646	3,252,629
Coca-Cola HBC AG*	69,297	2,038,327
Enel SpA	1,344,504	9,271,789
Eni SpA	270,586	4,130,621
Ferrari NV	15,451	4,950,414
Intesa Sanpaolo SpA	1,229,814	3,554,884
Moncler SpA	41,248	2,980,546
Prysmian SpA	841	33,520
Snam SpA	1,322,903	6,955,574
UniCredit SpA[2]	74,655	1,887,914
		39,056,218
Japan—28.2%
Advantest Corp.	8,200	1,125,400
AGC, Inc.	15,200	548,745
ANA Holdings, Inc.*	75,100	1,797,987
Astellas Pharma, Inc.	145,600	2,129,271
BayCurrent Consulting, Inc.	28,300	912,666
Canon, Inc.[2]	181,900	4,696,297
Central Japan Railway Co.[2]	4,100	522,641
Chubu Electric Power Co., Inc.[2]	199,300	2,497,116
Daifuku Co. Ltd.	23,100	492,802
Dai-ichi Life Holdings, Inc.	51,700	1,055,877
Daiwa Securities Group, Inc.[2]	2,300	12,450
FANUC Corp.	103,060	3,149,790
Fast Retailing Co. Ltd.[2]	10,800	2,699,526
Fuji Electric Co. Ltd.	53,900	2,431,590
FUJIFILM Holdings Corp.	107,400	6,225,901
	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Fujitsu Ltd.	61,200	$7,908,917
GMO Payment Gateway, Inc.[2]	13,500	1,028,169
Hakuhodo DY Holdings, Inc.	110,900	1,272,974
Hankyu Hanshin Holdings, Inc.	3,700	122,783
Hitachi Ltd.	70,600	4,614,197
Honda Motor Co. Ltd.	422,200	13,393,235
Hoya Corp.[2]	11,900	1,382,680
Ibiden Co. Ltd.	2,400	145,520
Inpex Corp.	30,300	390,291
Isuzu Motors Ltd.	239,600	3,102,261
ITOCHU Corp.[2]	36,200	1,463,115
Japan Airlines Co. Ltd.	63,100	1,364,324
Japan Post Bank Co. Ltd.[1]	193,700	1,610,706
Japan Post Holdings Co. Ltd.[2]	149,400	1,091,109
Japan Tobacco, Inc.[2]	173,500	3,845,257
JFE Holdings, Inc.[2]	12,600	203,439
Kajima Corp.	36,000	568,348
Kao Corp.	54,900	2,084,629
KDDI Corp.[2]	36,000	1,059,516
Keyence Corp.[2]	10,721	4,804,913
Kyocera Corp.	87,100	4,679,945
Lasertec Corp.	3,900	588,708
Marubeni Corp.[2]	182,600	3,226,128
Mazda Motor Corp.	276,700	2,733,644
MINEBEA MITSUMI, Inc.	109,700	2,026,441
Mitsubishi Corp.[2]	66,700	3,406,147
Mitsubishi Electric Corp.[2]	284,900	4,107,334
Mitsubishi Heavy Industries Ltd.	23,400	1,107,127
Mitsubishi UFJ Financial Group, Inc.[2]	287,200	2,313,508
Mitsui & Co. Ltd.[2]	21,600	841,286
Mitsui Chemicals, Inc.[2]	23,000	659,614
Mizuho Financial Group, Inc.	85,400	1,443,093
MS&AD Insurance Group Holdings, Inc.	15,200	565,412
NEC Corp.	10,700	540,246
Nexon Co. Ltd.	84,600	1,611,839
Nidec Corp.[2]	7,300	433,746
Nintendo Co. Ltd.[2]	25,900	1,174,252
NIPPON EXPRESS HOLDINGS, Inc.	34,000	1,991,987
Nippon Steel Corp.[1,2]	127,500	2,909,113
Nippon Telegraph & Telephone Corp.	3,247,500	3,718,538
Nissan Motor Co. Ltd.	414,600	1,815,596
Nisshin Seifun Group, Inc.	2,100	26,039
Nitto Denko Corp.[2]	27,000	1,916,845
Obayashi Corp.	53,700	496,177
Oriental Land Co. Ltd.[2]	14,700	563,139
Otsuka Corp.	13,800	573,961
Persol Holdings Co. Ltd.	9,700	191,457
Recruit Holdings Co. Ltd.[2]	219,825	7,622,372
Renesas Electronics Corp.*	159,600	3,091,258
Ricoh Co. Ltd.	125,600	1,115,493
Secom Co. Ltd.	81,500	5,461,213
Sekisui Chemical Co. Ltd.	358,500	5,440,562
Sekisui House Ltd.[1]	24,600	501,286
SG Holdings Co. Ltd.	31,700	462,248
Shimadzu Corp.	91,800	2,781,779
Shin-Etsu Chemical Co. Ltd.[2]	86,500	2,844,927

PACE International Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
SoftBank Corp.[2]	137,200	$1,521,819
Sony Group Corp.	93,900	8,788,377
Square Enix Holdings Co. Ltd.	100	4,628
Subaru Corp.	43,500	821,444
SUMCO Corp.	154,800	2,252,388
Sumitomo Corp.	266,500	5,707,838
Sumitomo Metal Mining Co. Ltd.	99,200	3,426,484
Sumitomo Mitsui Financial Group, Inc.	80,600	3,792,475
Suzuki Motor Corp.	119,718	4,794,106
Taisei Corp.	70,400	2,665,268
Takeda Pharmaceutical Co. Ltd.	217,300	6,630,579
Tokio Marine Holdings, Inc.	239,100	5,477,292
Tokyo Electron Ltd.	3,900	582,403
Tokyo Gas Co. Ltd.	171,200	3,880,926
Tosoh Corp.[2]	84,400	1,101,385
Toyota Industries Corp.	82,600	5,957,024
Yakult Honsha Co. Ltd.	600	33,314
Yokogawa Electric Corp.	99,900	1,872,445
Z Holdings Corp.	785,100	2,184,252
		218,231,349
Luxembourg—0.0%†
ArcelorMittal SA,	6,804	196,750
Netherlands—7.5%
Adyen NV*,1,3	3,773	7,009,992
ASM International NV	3,348	1,593,008
ASML Holding NV2	15,285	10,960,784
ASML Holding NV, Registered Shares	9,427	6,753,597
Heineken NV	48,855	4,788,252
Koninklijke Philips NV	464,250	9,651,457
Shell PLC[2]	465,571	14,136,620
Wolters Kluwer NV2	21,415	2,688,931
		57,582,641
New Zealand—0.3%
Auckland International Airport Ltd.*	94,592	493,509
Xero Ltd.*	22,127	1,816,371
		2,309,880
Norway—1.0%
DNB Bank ASA	288,937	5,961,167
Gjensidige Forsikring ASA	14,121	223,204
Salmar ASA	26,285	1,214,525
		7,398,896
Portugal—0.6%
EDP—Energias de Portugal SA	474,694	2,218,186
Jeronimo Martins SGPS SA	101,295	2,757,618
		4,975,804
Singapore—4.1%
CapitaLand Ascendas REIT	7,600	16,060
DBS Group Holdings Ltd.	342,520	8,824,768
Genting Singapore Ltd.	2,655,500	1,877,172
Grab Holdings Ltd., Class A*,1	76,074	291,364
Jardine Cycle & Carriage Ltd.	26,800	690,885
	Number of shares	Value
Common stocks—(continued)
Singapore—(concluded)
Sea Ltd., ADR*,2	64,309	$4,277,835
Singapore Airlines Ltd.	488,900	2,768,503
Singapore Exchange Ltd.	29,300	213,952
Singapore Telecommunications Ltd.	1,660,500	3,321,624
United Overseas Bank Ltd.	430,598	9,746,945
		32,029,108
South Africa—0.1%
Anglo American PLC,	13,666	419,866
Spain—2.7%
ACS Actividades de Construccion y Servicios SA	28,607	999,903
Amadeus IT Group SA2	24,131	1,730,420
Banco Bilbao Vizcaya Argentaria SA	89,269	707,671
Banco Santander SA	2,308,794	9,350,638
Grifols SA*,1	132,344	1,942,589
Iberdrola SA2	27,459	342,821
Industria de Diseno Textil SA2	159,699	6,112,257
		21,186,299
Sweden—3.7%
Alfa Laval AB	39,824	1,490,222
Assa Abloy AB, Class B	226,050	5,433,068
Atlas Copco AB, Class A	436,578	6,208,744
Epiroc AB, Class A	2,118	42,274
Essity AB, Class B2	19,596	485,693
H & M Hennes & Mauritz AB, Class B1,2	174,605	2,932,642
Indutrade AB	13,245	277,951
Nibe Industrier AB, Class B	131,504	1,183,566
Skandinaviska Enskilda Banken AB, Class A	212,668	2,576,931
Swedbank AB, Class A	17,066	312,821
Swedish Orphan Biovitrum AB*,1	10,392	203,370
Telia Co. AB1	1,713,216	3,683,128
Volvo AB, Class B2	160,091	3,529,138
		28,359,548
Switzerland—4.7%
ABB Ltd., Registered Shares[2]	3,294	131,677
Alcon, Inc.[2]	53,517	4,543,775
Cie Financiere Richemont SA, Class A2	16,946	2,726,362
Novartis AG, Registered Shares[2]	155,842	16,274,905
Partners Group Holding AG2	1,319	1,479,252
SGS SA	375	36,311
Sika AG, Registered Shares[2]	14,588	4,528,377
Temenos AG, Registered Shares[1]	67,346	5,773,507
Zurich Insurance Group AG2	979	472,408
		35,966,574
Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	132,000	2,373,157
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	51,402	5,096,508
		7,469,665
United Kingdom—11.7%
abrdn PLC[2]	76,363	227,263
Ashtead Group PLC[2]	25,659	1,897,396

PACE International Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Associated British Foods PLC	223,377	$5,876,750
AstraZeneca PLC[2]	40,994	5,884,913
BAE Systems PLC[2]	98,923	1,182,438
BP PLC	1,044,782	6,476,163
British American Tobacco PLC[2]	10,796	362,379
CK Hutchison Holdings Ltd.	1,210,000	7,462,719
Compass Group PLC	91,115	2,370,219
DCC PLC	20,063	1,161,485
Entain PLC	4,905	87,246
HSBC Holdings PLC[2]	793,494	6,581,467
Imperial Brands PLC	358,895	8,472,511
InterContinental Hotels Group PLC	18,266	1,349,302
Kingfisher PLC[1]	1,639,879	5,170,849
Legal & General Group PLC	735,369	2,202,678
Lloyds Banking Group PLC	15,986,136	9,218,774
M&G PLC[2]	90,916	234,054
NatWest Group PLC	157,434	493,591
RELX PLC[2]	46,979	1,579,610
Rolls-Royce Holdings PLC*	284,630	675,220
Smith & Nephew PLC	8,887	135,151
Smiths Group PLC	31,104	678,195
SSE PLC[1]	198,648	4,296,926
Tesco PLC	2,938,249	9,728,665
Unilever PLC[2]	4,896	263,332
WPP PLC[1]	591,637	6,466,003
		90,535,299
United States—6.7%
Aptiv PLC*	27,557	3,017,216
Atlassian Corp., Class A*	20,440	3,718,854
Brookfield Renewable Corp., Class A	84,768	2,642,218
Experian PLC[2]	21,786	841,288
GSK PLC	424,404	7,541,343
Nestle SA, Registered Shares[2]	76,816	9,414,706
Roche Holding AG2	10,513	3,262,219
Sanofi	72,904	7,782,538
SolarEdge Technologies, Inc.*	15,284	3,690,475
Swiss Re AG	35,613	3,712,197
Tenaris SA	48,175	801,412
Waste Connections, Inc.	36,773	5,191,244
		51,615,710
Total common stocks (cost—$732,683,750)		858,217,862
Preferred stocks—0.2%
Germany—0.2%
Porsche Automobil Holding SE	17,742	1,049,104
Volkswagen AG2	5,254	696,448
Total preferred stocks (cost—$2,524,867)		1,745,552
Short-term investments: 0.6%
Investment companies: 0.6%
State Street Institutional U.S. Government Money Market Fund, 5.190%[4] (cost $4,556,188)	4,556,188	4,556,188
	Number of shares	Value
Investment of cash collateral from securities loaned—0.5%
Money market funds—0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[4] (cost—$3,476,726)	3,476,726	$3,476,726
Total investments before investments sold short (cost—$743,241,531)—112.6		867,996,328
Investments sold short: (13.2)%
Common stocks—(13.1)%
Australia—(0.7)%
Commonwealth Bank of Australia	(4,266)	(302,909)
Mineral Resources Ltd.	(48,992)	(2,350,613)
Mirvac Group	(190,260)	(299,046)
National Australia Bank Ltd.	(53,823)	(1,027,466)
Reece Ltd.	(28,948)	(381,110)
Santos Ltd.	(21,718)	(116,120)
Treasury Wine Estates Ltd.	(102,335)	(773,307)
		(5,250,571)
Austria—(0.1)%
Mondi PLC	(39,760)	(696,760)
voestalpine AG	(7,437)	(246,127)
		(942,887)
Belgium—(0.6)%
D'ieteren Group	(4,771)	(832,495)
Groupe Bruxelles Lambert NV	(17,680)	(1,429,557)
Sofina SA	(3,169)	(753,309)
Solvay SA	(12,988)	(1,557,982)
		(4,573,343)
Denmark—(0.1)%
Demant AS	(10,634)	(424,111)
Novozymes AS, Class B	(646)	(32,408)
		(456,519)
Finland—(1.0)%
Neste Oyj	(14,564)	(535,799)
Nokia Oyj	(440,859)	(1,734,345)
Stora Enso Oyj, Class R	(56,186)	(689,117)
UPM-Kymmene Oyj	(152,038)	(5,031,692)
		(7,990,953)
France—(0.9)%
BioMerieux	(19,776)	(2,121,317)
Covivio SA	(5,188)	(250,643)
Orange SA	(3,269)	(36,963)
Remy Cointreau SA	(7,805)	(1,340,017)
Renault SA	(17,337)	(760,671)
Sartorius Stedim Biotech	(3,814)	(1,193,049)
Societe Generale SA	(38,918)	(1,057,564)
		(6,760,224)
Germany—(0.3)%
Deutsche Telekom AG, Registered Shares	(38,846)	(847,475)
LEG Immobilien SE	(12,630)	(893,747)
Siemens Energy AG	(53,315)	(902,160)
		(2,643,382)

PACE International Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hong Kong—(0.6)%
CK Infrastructure Holdings Ltd.	(55,500)	$(293,551)
Henderson Land Development Co. Ltd.	(24,000)	(73,857)
Hongkong Land Holdings Ltd.	(21,600)	(76,896)
MTR Corp. Ltd.	(104,500)	(480,366)
Power Assets Holdings Ltd.	(204,000)	(1,067,227)
Prudential PLC	(127,535)	(1,771,749)
Sino Land Co. Ltd.	(376,851)	(461,466)
Sun Hung Kai Properties Ltd.	(37,500)	(469,056)
		(4,694,168)
Ireland—(0.1)%
Kerry Group PLC, Class A	(9,511)	(944,926)
Italy—(0.2)%
FinecoBank Banca Fineco SpA	(29,836)	(463,038)
Telecom Italia SpA	(4,258,137)	(1,228,042)
		(1,691,080)
Japan—(5.1)%
Azbil Corp.	(3,100)	(97,621)
CyberAgent, Inc.	(76,600)	(483,458)
Daiwa House REIT Investment Corp.	(263)	(517,626)
Eisai Co. Ltd.	(7,600)	(479,511)
FANUC Corp.	(22,000)	(672,379)
GLP J-Reit	(472)	(464,817)
Hamamatsu Photonics KK	(8,600)	(413,845)
Hitachi Ltd.	(21,400)	(1,398,638)
JSR Corp.	(60,800)	(1,740,257)
Kao Corp.	(11,900)	(451,860)
Keisei Electric Railway Co. Ltd.	(56,800)	(2,355,604)
Kobe Bussan Co. Ltd.	(70,300)	(1,871,833)
Konami Group Corp.	(18,900)	(1,058,687)
Kose Corp.	(17,000)	(1,663,375)
Kubota Corp.	(191,300)	(2,883,653)
Kurita Water Industries Ltd.	(49,300)	(1,978,376)
Kyowa Kirin Co. Ltd.	(3,300)	(63,001)
Mitsubishi Estate Co. Ltd.	(27,600)	(336,985)
Mitsui Fudosan Co. Ltd.	(20,000)	(410,291)
Mitsui OSK Lines Ltd.	(1,500)	(38,748)
Nippon Building Fund, Inc.	(100)	(418,936)
Nippon Prologis REIT, Inc.	(334)	(682,485)
Nippon Sanso Holdings Corp.	(39,300)	(948,073)
Nitori Holdings Co. Ltd.	(20,600)	(2,527,487)
Pan Pacific International Holdings Corp.	(35,300)	(696,993)
Rakuten Group, Inc.	(137,900)	(538,068)
Resona Holdings, Inc.	(19,500)	(106,146)
Shimano, Inc.	(10,300)	(1,560,222)
Shiseido Co. Ltd.	(50,500)	(2,211,471)
Sumitomo Chemical Co. Ltd.	(82,500)	(254,056)
Sumitomo Metal Mining Co. Ltd.	(85,600)	(2,956,724)
TOTO Ltd.	(1,000)	(30,724)
Trend Micro, Inc.	(21,800)	(1,028,208)
Yamaha Corp.	(60,400)	(2,335,079)
Yaskawa Electric Corp.	(85,500)	(3,708,716)
		(39,383,953)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(concluded)
Macau—(0.2)%
Sands China Ltd.	(391,600)	$(1,493,813)
Netherlands—(0.4)%
Aegon NV	(30,007)	(163,116)
Argenx SE	(876)	(440,165)
OCI NV	(45,691)	(1,300,141)
Randstad NV	(22,841)	(1,338,057)
		(3,241,479)
New Zealand—(0.1)%
Mercury NZ Ltd.	(191,659)	(784,469)
Singapore—(0.6)%
Keppel Corp. Ltd.	(458,100)	(2,542,416)
Singapore Technologies Engineering Ltd.	(469,500)	(1,316,966)
UOL Group Ltd.	(99,300)	(524,970)
Venture Corp. Ltd.	(13,400)	(150,955)
		(4,535,307)
Spain—(0.0)%†
Repsol SA	(4,280)	(65,411)
Sweden—(1.5)%
Boliden AB	(30,844)	(908,642)
Embracer Group AB, Class B	(69,059)	(198,490)
EQT AB	(40,503)	(967,325)
Hexagon AB, Class B	(25,386)	(245,868)
Husqvarna AB, Class B	(41,344)	(405,923)
Industrivarden AB, Class C	(29,119)	(824,629)
Investor AB, Class B	(185,366)	(3,785,190)
Kinnevik AB, Class B	(85,066)	(1,160,865)
L E Lundbergforetagen AB, Class B	(6,174)	(272,030)
Sagax AB, Class B	(5,267)	(117,034)
Svenska Cellulosa AB SCA, Class B	(174,059)	(2,311,659)
		(11,197,655)
Switzerland—(0.2)%
Bachem Holding AG	(9,951)	(916,878)
Clariant AG, Registered Shares	(1,558)	(25,423)
EMS-Chemie Holding AG	(190)	(158,179)
		(1,100,480)
United Kingdom—(0.3)%
Berkeley Group Holdings PLC	(6,607)	(368,501)
BT Group PLC	(333,472)	(522,113)
Croda International PLC	(8,890)	(671,989)
Johnson Matthey PLC	(26,275)	(607,297)
Ocado Group PLC	(32,802)	(395,033)
Phoenix Group Holdings PLC	(7,760)	(54,793)
		(2,619,726)
United States—(0.1)%
QIAGEN NV	(12,570)	(589,454)
Total common stocks (proceeds—$(98,758,289))		(100,959,800)

PACE International Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Investments sold short—(concluded)
Preferred stocks: (0.1)%
Sartorius AG (proceeds—$(887,858))	(2,596)	$(1,071,220)
Total investments sold short (proceeds—$(99,646,147))		(102,031,020)
Total investments (cost—$643,595,384)—99.1%		765,965,308
Other assets in excess of liabilities—0.9%		6,776,440
Net assets—100.0%		$772,741,748

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$858,217,862	$—	$—	$858,217,862
Preferred stocks	1,745,552	—	—	1,745,552
Short-term investments:
Investment companies	—	4,556,188	—	4,556,188
Investment of cash collateral from securities loaned	—	5,963,628	—	5,963,628
Total	$859,963,414	$10,519,816	$—	$870,483,230
Liabilities
Investments sold short:
Common stocks	$(100,519,635)	$(440,165)	$—	$(100,959,800)
Preferred stocks	(1,071,220)	—	—	(1,071,220)
Total	$(101,590,855)	$(440,165)	$—	$(102,031,020)

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $12,621,881, represented 1.6% of the Portfolio's net assets at period end.

4  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned 11.43% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 8.35%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 186. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments (unaudited)2

The Portfolio outperformed its benchmark during the reporting period. Stock selection was the primary driver of results led by strong performance within Financials, Consumer Discretionary and Materials, which was only partially offset by weaker results in Industrials. Sector allocation provided a tailwind due to benchmark relative positioning in Health Care and Utilities.

From a country perspective, allocation was the primary driver due to an allocation to Canada and underweight to Saudi Arabia. Stock selection was strong in Indonesia and Korea but partially offset by negative selection in Taiwan.

Broadly, the Portfolio benefitted from higher beta exposure as the emerging markets generated solid positive performance in the period (Beta is a measure of volatility or risk relative to the market as a whole.). The Portfolio's exposure to value factors, such as long-term reversal, acted as a tailwind.

There was a change in sub-advisors during the period with the termination of Mondrian in March 2023.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian") (terminated effective close of business March 28, 2023); William Blair & Company L.L.C. ("William Blair");

RWC Asset Advisors (US) LLC ("Redwheel");

ARGA Investment Management LP ("ARGA")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund (since November 2022) and Shu-Han Hsu (since November 2022)

Mondrian (until March 28, 2023): Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone, Ken McAtamney and Hugo Scott-Gall

Redwheel: John Malloy

ARGA: A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar

Objective:

Capital appreciation

Investment process:

The main strategies of the current subadvisors include:

• A strategy that invests in mid and large cap companies with a quality growth orientation.

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process
(concluded)

• A strategy that uses a disciplined, deep value strategy based on fundamental research.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	11.14%	2.53%	2.60%
Class Y2	11.45	2.79	2.85
Class P3	11.43	2.78	2.84
Class P2[5]	N/A	N/A	13.18
After deducting maximum sales charge
Class A1	5.02	1.38	2.01
MSCI Emerging Markets Index (net)[4]	8.35	1.71	3.47

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.65% and 1.45%; Class Y—1.44% and 1.20%; Class P—1.44% and 1.20%; and Class P2—1.44% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2023 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 is March 16, 2023.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Emerging Markets Equity Investments

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Top ten equity holdings
Tencent Holdings Ltd.	4.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.8
Samsung Electronics Co. Ltd.	3.7
Alibaba Group Holding Ltd.	3.2
HDFC Bank Ltd.	1.8
Bank Central Asia Tbk PT	1.8
SK Hynix, Inc.	1.8
Kweichow Moutai Co. Ltd., Class A	1.7
Reliance Industries Ltd.	1.7
MercadoLibre, Inc.	1.6
Total	25.8%
Top five issuer breakdown by country or territory of origin
China	31.6%
Brazil	12.8
India	11.3
Taiwan	8.8
South Korea	8.7
Total	73.2%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Common stocks
Automobile components	0.9%
Automobiles	1.8
Banks	15.7
Beverages	1.9
Broadline retail	6.7
Capital markets	2.2
Chemicals	0.9
Construction materials	0.3
Consumer finance	0.2
Consumer staples distribution & retail	3.0
Diversified telecommunication services	0.3
Electrical equipment	3.3
Electronic equipment, instruments & components	1.8
Financial services	0.2
Food products	1.8
Ground transportation	1.6
Health care providers & services	0.9
Hotels, restaurants & leisure	3.2
Household durables	2.2
Independent power and renewable electricity producers	0.4
Insurance	3.0
Interactive media & services	8.6
Investment companies	0.2
IT services	1.5
Machinery	2.2
Common stocks—(concluded)
Metals & mining	4.5%
Oil, gas & consumable fuels	4.8
Paper & forest products	0.3
Passenger airlines	1.3
Personal care products	0.3
Pharmaceuticals	0.6
Real estate management & development	2.4
Semiconductors & semiconductor equipment	9.9
Software	0.7
Specialty retail	0.3
Technology hardware, storage & peripherals	4.2
Textiles, apparel & luxury goods	1.2
Transportation infrastructure	1.5
Wireless telecommunication services	0.9
Total common stocks	97.7
Preferred stocks
Banks	0.4
Short-term investments	0.6
Investment of cash collateral from securities loaned	2.0
Total investments	100.7
Liabilities in excess of other assets	(0.7)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—97.7%
Brazil—12.4%
B3 SA—Brasil Bolsa Balcao,	1,748,400	$5,509,101
Banco Bradesco SA, ADR	932,748	3,292,600
Banco Bradesco SA,	398,420	1,251,184
Banco BTG Pactual SA,	402,900	2,897,728
Banco do Brasil SA,	278,400	2,837,134
Localiza Rent a Car SA,	119,256	1,695,245
Locaweb Servicos de Internet SA,[1]	1,107,600	1,735,621
MercadoLibre, Inc.,*	4,973	6,156,823
Petroleo Brasileiro SA, ADR	332,808	4,885,621
Raia Drogasil SA,	318,444	1,950,901
Rumo SA,	893,672	4,392,056
Suzano SA,	115,400	1,173,096
TOTVS SA,	451,600	2,823,962
Vale SA, ADR	133,650	1,955,299
WEG SA,	537,700	4,539,251
		47,095,622
Canada—1.0%
Ivanhoe Mines Ltd., Class A*,2	375,375	3,979,633
China—31.6%
Airtac International Group,	71,000	2,105,612
Alibaba Group Holding Ltd.,*	970,139	12,128,448
Alibaba Group Holding Ltd., ADR*	12,431	1,269,951
ANTA Sports Products Ltd.,	316,000	3,699,342
Baidu, Inc., ADR*	39,050	6,091,409
Baidu, Inc., Class A*	138,830	2,721,808
Bank of China Ltd., Class A	6,492,400	3,552,004
China Merchants Port Holdings Co. Ltd.,[2]	1,599,793	2,194,897
China Overseas Land & Investment Ltd.,	1,297,000	3,053,369
China Resources Power Holdings Co. Ltd.,	812,000	1,755,417
Contemporary Amperex Technology Co. Ltd., Class A	100,340	3,337,998
Country Garden Services Holdings Co. Ltd.,[2]	2,088,152	2,350,841
Foshan Haitian Flavouring & Food Co. Ltd., Class A	267,470	1,732,796
Geely Automobile Holdings Ltd.,	1,488,727	2,149,414
Gree Electric Appliances, Inc. of Zhuhai, Class A	992,000	5,380,057
Hello Group, Inc., ADR	107,448	1,144,321
Kanzhun Ltd., ADR*	14,490	270,673
Kuaishou Technology,*,1	492,107	4,240,289
Kweichow Moutai Co. Ltd., Class A	25,100	6,604,759
Lenovo Group Ltd.,	1,636,000	1,875,372
Li Auto, Inc., Class A*	148,151	3,151,502
Lizhong Sitong Light Alloys Group Co. Ltd., Class A	206,047	759,693
Longfor Group Holdings Ltd.,[1,2]	713,500	1,898,361
Midea Group Co. Ltd., Class A	355,200	2,948,258
Ningbo Huaxiang Electronic Co. Ltd., Class A	796,700	1,545,075
PDD Holdings, Inc., ADR*	32,348	2,905,497
PICC Property & Casualty Co. Ltd., Class H	1,932,000	2,254,318
Ping An Insurance Group Co. of China Ltd., Class A	309,000	2,274,237
Shanghai Mechanical & Electrical Industry Co. Ltd., Class A	1,247,200	2,809,658
Shenzhen Inovance Technology Co. Ltd., Class A	204,500	2,031,909
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Silergy Corp.,	44,000	$462,030
Suzhou Maxwell Technologies Co. Ltd., Class A	78,918	2,031,820
Tencent Holdings Ltd.,	390,511	17,745,720
Trip.com Group Ltd., ADR*	85,499	3,508,879
Will Semiconductor Co. Ltd. Shanghai, Class A	56,210	806,961
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	307,123	1,424,581
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	58,451	2,371,573
Zijin Mining Group Co. Ltd., Class H	1,034,000	1,771,306
		120,360,155
Czech Republic—0.3%
Komercni Banka AS,	33,484	1,098,043
Ghana—0.3%
Kosmos Energy Ltd.,*	174,705	1,240,405
Greece—0.2%
Eurobank Ergasias Services & Holdings SA, Class A*	421,383	735,506
Hong Kong—1.7%
AIA Group Ltd.,	240,000	2,381,874
Melco Resorts & Entertainment Ltd., ADR*	137,934	1,878,661
WH Group Ltd.,[1]	4,030,683	2,181,011
		6,441,546
Hungary—0.6%
OTP Bank Nyrt,	64,312	2,340,288
India—11.3%
Apollo Hospitals Enterprise Ltd.,	19,810	1,246,050
Asian Paints Ltd.,	32,913	1,351,494
Bajaj Finance Ltd.,	8,602	763,503
Britannia Industries Ltd.,	36,459	2,125,049
Havells India Ltd.,	82,740	1,342,018
HDFC Bank Ltd.,	344,791	6,921,916
Hindustan Unilever Ltd.,	36,224	1,127,828
ICICI Bank Ltd.,	151,956	1,844,377
Infosys Ltd.,	129,476	2,134,143
InterGlobe Aviation Ltd.,*,1	160,421	5,057,288
Jio Financial Services Ltd.,*	211,184	672,333
Kotak Mahindra Bank Ltd.,	104,153	2,350,981
Maruti Suzuki India Ltd.,	13,372	1,596,657
One 97 Communications Ltd.,*	73,628	716,508
Pidilite Industries Ltd.,	37,095	1,179,368
Reliance Industries Ltd.,	210,961	6,538,608
State Bank of India,	198,814	1,499,165
State Bank of India, GDR[3]	27,902	2,098,230
Titan Co. Ltd.,	22,892	836,106
UPL Ltd.,*	99,581	756,343
Varun Beverages Ltd.,	77,844	761,321
		42,919,286
Indonesia—3.5%
Bank Central Asia Tbk PT,	11,263,600	6,815,673
Bank Mandiri Persero Tbk PT,	2,986,292	1,133,722

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Indonesia—(concluded)
Bank Rakyat Indonesia Persero Tbk PT,	11,702,814	$4,384,675
Telkom Indonesia Persero Tbk PT,	4,231,500	1,043,845
		13,377,915
Macau—1.8%
Galaxy Entertainment Group Ltd.,*	355,000	2,576,389
Sands China Ltd.,*	1,100,000	4,196,105
		6,772,494
Mexico—2.5%
Cemex SAB de CV, ADR*	136,450	1,039,749
Grupo Aeroportuario del Pacifico SAB de CV, Class B	109,083	2,078,407
Grupo Financiero Banorte SAB de CV, Class O	40,700	385,757
Wal-Mart de Mexico SAB de CV,	1,462,100	6,086,772
		9,590,685
Peru—0.3%
Credicorp Ltd.,	7,721	1,212,583
Poland—1.4%
Powszechna Kasa Oszczednosci Bank Polski SA,	263,107	2,670,710
Powszechny Zaklad Ubezpieczen SA,	275,616	2,788,740
		5,459,450
Russia—0.0%†
Alrosa PJSC,*,4,5	215,380	0
Rosneft Oil Co. PJSC,[4,5]	126,429	0
		0
Saudi Arabia—1.8%
Saudi Arabian Oil Co.,[1]	643,291	5,555,664
Saudi National Bank,	132,087	1,357,275
		6,912,939
South Africa—3.2%
Absa Group Ltd.,	126,037	1,335,162
Capitec Bank Holdings Ltd.,	10,938	1,096,880
Clicks Group Ltd.,	58,126	911,750
Gold Fields Ltd., ADR	157,770	2,440,702
MTN Group Ltd.,	435,532	3,410,708
Naspers Ltd., Class N	15,933	3,130,793
		12,325,995
South Korea—8.7%
DB Insurance Co. Ltd.,	30,701	1,818,480
Doosan Fuel Cell Co. Ltd.,*	23,112	493,191
Hana Financial Group, Inc.,	56,754	1,749,839
Hyundai Mobis Co. Ltd.,	10,738	1,962,856
KB Financial Group, Inc.,	48,457	1,938,812
NAVER Corp.,	2,910	518,236
Samsung Electronics Co. Ltd.,	259,439	14,206,914
Samsung SDI Co. Ltd.,	5,621	2,932,542
SK Hynix, Inc.,	68,643	6,645,390
WONIK IPS Co. Ltd.,	33,489	991,809
		33,258,069
	Number of shares	Value
Common stocks—(concluded)
Taiwan—8.8%
Alchip Technologies Ltd.,	41,000	$2,596,217
ASPEED Technology, Inc.,	10,000	738,231
eMemory Technology, Inc.,	19,000	1,121,506
Global Unichip Corp.,	30,000	1,560,785
MediaTek, Inc.,	132,469	2,908,488
Taiwan Semiconductor Manufacturing Co. Ltd.,	316,475	5,689,732
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	145,895	14,465,489
Unimicron Technology Corp.,	481,000	2,823,875
Voltronic Power Technology Corp.,	13,000	723,911
Zhen Ding Technology Holding Ltd.,	312,000	1,042,432
		33,670,666
Thailand—2.7%
Airports of Thailand PCL,*	784,800	1,639,359
Bangkok Dusit Medical Services PCL, Class F	2,752,700	2,312,095
CP ALL PCL,	1,283,200	2,380,548
Kasikornbank PCL,	598,300	2,202,412
SCB X PCL,	584,500	1,921,082
		10,455,496
Turkey—0.5%
Akbank TAS,	829,925	860,644
Turkiye Garanti Bankasi AS,	533,943	869,996
		1,730,640
United Arab Emirates—0.6%
Abu Dhabi National Oil Co. for Distribution PJSC,	1,063,866	1,129,646
Aldar Properties PJSC,	696,331	980,161
		2,109,807
United States—0.7%
Globant SA,*	10,923	1,908,576
JBS SA,	217,700	864,585
		2,773,161
Vietnam—0.6%
Hoa Phat Group JSC,*	1,388,435	1,652,934
Vincom Retail JSC,*	580,120	726,145
		2,379,079
Zambia—1.2%
First Quantum Minerals Ltd.,[2]	155,533	4,612,972
Total common stocks (cost—$346,081,713)		372,852,435
Preferred stocks—0.4%
Brazil—0.4%
Itau Unibanco Holding SA (cost—$1,328,608)	237,400	1,437,829
Short-term investments—0.6%
Investment companies—0.6%
State Street Institutional U.S. Government Money Market Fund, 5.190%[6] (cost—$2,370,974)	2,370,974	2,370,974

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Investment of cash collateral from securities loaned—2.0%
Money market funds—2.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[6] (cost—$7,463,315)	7,463,315	$7,463,315
Total investments (cost—$357,244,610)—100.7%		384,124,553
Liabilities in excess of other assets—(0.7)%		(2,666,535)
Net assets—100.0%		$381,458,018

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$372,180,102	$672,333	$—	$372,852,435
Preferred stocks	1,437,829	—	—	1,437,829
Short-term investments	—	2,370,974	—	2,370,974
Investment of cash collateral from securities loaned	—	7,463,315	—	7,463,315
Total	$373,617,931	$10,506,622	$—	$384,124,553

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $20,668,234, represented 5.4% of the Portfolios net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

6  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned -8.44% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned -7.32%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 195. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments (unaudited)2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.) The Portfolio outperformed its benchmark during the reporting period. Stock selection in both the real estate operating companies and retail REITs sub-industries contributed to performance. Within real estate operating companies, holding shares of developer of real estate properties Corporación Inmobiliaria Vesta SAB de CV) (Mexico) and an overweight position in real estate developer Swire Properties (China) helped results. Within retail REITs, overweight positions in property developer and manager Simon Property Group and real estate investment trusts Phillips Edison and Urban Edge Properties, were additive to returns. Additionally, not holding shares of property development company Link Real Estate Investment Trust (Hong Kong) and real estate company Realty Income further bolstered relative performance. Elsewhere, holding shares of post-acute healthcare services provider Encompass Health and real estate investment trust Weyerhaeuser, along with an overweight position in data center operator Equinix, supported returns.

During the reporting period, the Portfolio's currency exposure, resulting primarily from differences between the Portfolio's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Holding stocks in the telecom tower REITs sub-industry held back performance. In particular, shares of cell tower operator SBA Communications and

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Massachusetts Financial Services Company (d/b/a MFS Investment Management) ("MFS")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Mayoor Joshi, Edward Eccles, Christopher Andersen, CFA, Sofia Westerlund (since November 2022) and Shu-Han Hsu (since November 2022)

MFS: Rick Gable and Mark Syn (since 2022)

Objective:

Total Return

Investment process:

The main strategies of the subadvisor include:

• a strategy that focuses on investments in equity REITs as well as similar entities formed under the laws of non-US countries, and the subadvisor may also invest in mortgage REITs, hybrid REITs and other US and foreign real estate-related investments, including emerging market real estate-related investments.

PACE Global Real Estate Securities Investments

Subadvisor's comments (unaudited)2 – concluded

broadcast and communication tower management firm American Tower detracted from returns. We sold our position in American Tower during the reporting period. Stock selection in the diversified real estate activities sub-industry also detracted from results, driven by our position in industrial and logistics property manager ESR Group (Hong Kong). We sold our position during the reporting period. Elsewhere, the timing of the Portfolio's ownership in shares of senior housing operator Welltower (sold during the reporting period) and holding shares of telecommunications tower operator Helios Towers (UK) and real estate services provider Katitas (Japan) dampened performance. Additionally, the Portfolio's overweight positions in real estate investment trusts Extra Space Storage, Douglas Emmett, real estate management company Vonovia (Germany) and real estate investment trust Sun Communities further hindered performance. The Portfolio held these securities at the end of the reporting period.

The Portfolio did not utilize derivatives during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.63)%	(0.21)%	2.81%
Class P2	(8.44)	0.04	3.07
After deducting maximum sales charge
Class A1	(13.63)	(1.34)	2.23
FTSE EPRA/NAREIT Developed Index[3]	(7.32)	1.41	4.08

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—1.58% and 1.45% and Class P—1.56% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.45% and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class P shares versus the FTSE EPRA/NAREIT Developed Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Global Real Estate Securities Investments

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Top ten equity holdings
Prologis, Inc.	9.3%
Equinix, Inc.	6.0
Simon Property Group, Inc.	3.7
Goodman Group	3.3
Equity LifeStyle Properties, Inc.	3.2
Extra Space Storage, Inc.	3.0
Essex Property Trust, Inc.	2.7
AvalonBay Communities, Inc.	2.7
Sun Communities, Inc.	2.5
Capitaland Investment Ltd.	2.5
Total	38.9%
Top five issuer breakdown by country or territory of origin
United States	58.5%
United Kingdom	9.7
Japan	7.3
Australia	6.0
Singapore	3.8
Total	85.3%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Common stocks
Capital markets	0.7%
Diversified REITs	0.7
Diversified telecommunication services	2.9
Health care providers & services	2.8
Health care REITs	0.7
Industrial REITs	20.4
Office REITs	2.6
Real estate management & development	17.3
Residential REITs	15.3
Retail REITs	15.2
Specialized REITs	20.5
Total common stocks	99.1
Short-term investments	1.1
Investment of cash collateral from securities loaned	7.1
Total investments	107.3
Liabilities in excess of other assets	(7.3)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—99.1%
Australia—6.0%
Goodman Group[1]	161,620	$2,229,825
National Storage REIT	702,823	1,095,240
Region RE Ltd.	371,984	604,665
Rural Funds Group[1]	96,674	129,872
		4,059,602
Belgium—1.6%
Shurgard Self Storage Ltd.,	24,049	1,099,718
Canada—3.6%
Brookfield Asset Management Ltd., Class A1	13,490	455,037
Canadian Apartment Properties REIT	13,321	519,344
Granite Real Estate Investment Trust	25,126	1,475,568
		2,449,949
Germany—1.9%
LEG Immobilien SE*	5,414	383,115
Vonovia SE	38,912	908,727
		1,291,842
Hong Kong—1.9%
Sino Land Co. Ltd.	538,000	658,798
Swire Properties Ltd.	236,800	592,083
		1,250,881
Japan—7.3%
Heiwa Real Estate Co. Ltd.	15,200	424,166
Japan Logistics Fund, Inc.[1]	409	863,913
Japan Metropolitan Fund Invest[1]	786	538,678
Katitas Co. Ltd.[1]	71,900	1,320,091
Mitsui Fudosan Co. Ltd.	41,900	859,559
Nomura Real Estate Holdings, Inc.	18,900	468,033
Star Asia Investment Corp.[1]	1,209	488,648
		4,963,088
Mexico—3.0%
Corp. Inmobiliaria Vesta SAB de CV1	348,939	1,265,933
Prologis Property Mexico SA de CV	208,951	774,036
		2,039,969
Singapore—3.8%
Capitaland India Trust	450,061	385,839
Capitaland Investment Ltd.	655,700	1,676,541
Parkway Life Real Estate Investment Trust	164,700	480,568
		2,542,948
Spain—1.7%
Cellnex Telecom SA,*,2	28,205	1,151,764
United Kingdom—9.7%
Big Yellow Group PLC	87,950	1,211,101
Grainger PLC	517,751	1,673,099
Segro PLC	125,884	1,232,651
Shaftesbury Capital PLC	956,052	1,469,885
UNITE Group PLC	76,661	957,757
		6,544,493
	Number of shares	Value
Common stocks—(concluded)
United Republic Of Tanzania—1.2%
Helios Towers PLC,*,1	709,395	$823,458
United States—57.4%
Alexandria Real Estate Equities, Inc.	11,576	1,454,872
American Homes 4 Rent, Class A	36,343	1,362,136
AvalonBay Communities, Inc.	9,690	1,828,018
Brixmor Property Group, Inc.	54,366	1,236,283
CubeSmart	18,820	816,035
Douglas Emmett, Inc.[1]	23,588	346,744
Encompass Health Corp.	16,736	1,105,078
Equinix, Inc.	4,964	4,020,443
Equity LifeStyle Properties, Inc.	30,171	2,147,572
Essex Property Trust, Inc.	7,597	1,850,249
Extra Space Storage, Inc.	14,631	2,042,049
Farmland Partners, Inc.[1]	27,251	313,114
Lamar Advertising Co., Class A	1,749	172,626
NNN REIT, Inc.	35,516	1,515,823
Phillips Edison & Co., Inc.[1]	35,326	1,247,361
Prologis, Inc.	50,629	6,315,968
Rayonier, Inc.	49,233	1,630,597
Rexford Industrial Realty, Inc.	16,147	889,538
SBA Communications Corp., Class A	5,016	1,098,253
Simon Property Group, Inc.	20,191	2,515,799
Sun Communities, Inc.	13,005	1,694,551
Universal Health Services, Inc., Class B	5,520	767,059
Urban Edge Properties	66,527	1,131,624
Weyerhaeuser Co.	39,862	1,357,700
		38,859,492
Total common stocks (cost—$73,866,345)		67,077,204
Short-term investments: 1.1%
Investment companies: 1.1%
State Street Institutional U.S. Government Money Market Fund, 5.190%[3] (cost—$749,984)	749,984	749,984
Investment of cash collateral from securities loaned—7.1%
Money market funds—7.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.290%[3] (cost—$4,779,341)	4,779,341	4,779,341
Total investments (cost—$79,395,670)—107.3%		72,606,529
Liabilities in excess of other assets—(7.3)%		(4,947,066)
Net assets—100.0%		$67,659,463

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2023

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$67,077,204	$—	$—	$67,077,204
Short-term investments	—	749,984	—	749,984
Investment of cash collateral from securities loaned	—	4,779,341	—	4,779,341
Total	$67,077,204	$5,529,324	$—	$72,606,529

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,151,764, represented 1.7% of the Portfolios net assets at period end.

3  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance (unaudited)

For the 12-months ended July 31, 2023, the Portfolio's Class P shares returned 3.21% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 4.11%, the Bloomberg Global Aggregate Index returned -2.72%, the MSCI World Index (net) returned 13.48%, and the HFRI Fund of Funds Composite Index (net) returned 4.00%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 204. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments (unaudited)2,3

The Portfolio underperformed the benchmark during the reporting period. This was primarily driven by allocations to market neutral equity and merger arbitrage strategies. Although the market neutral equity strategy had a modestly positive absolute return during the reporting period it underperformed its benchmark primarily through positioning in both the Consumer Discretionary and Consumer Staples sectors. An allocation to a merger arbitrage strategy also underperformed the benchmark with deal breaks due to idiosyncratic corporate events and spread widening due to aggressive actions from global antitrust regulators. Deals that broke included: First Horizon / TD, Rogers / Dow Dupont, and Euronav / Frontline. The past 12 months have been challenging for passive risk arbitrage due to a historic increase in interest rates, aggressive actions from global antitrust regulators, and recession fears for the broader macroeconomic environment.

The Portfolio benefited most from allocations to a macro trading strategy as well as an equity long-short strategy. The macro trading strategy saw gains from its Market, Opportunistic and Risk-Reducing sub-strategies. In terms of the Market Returns strategy, long European and UK equities exposure delivered positive returns; it remained resilient despite concerns around the banking sector earlier in the year. Long UK rates positioning added most value within the Opportunistic sub-strategy. An allocation to an equity long-short

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  A long position in a security is implemented by purchasing a security with the expectation that it will rise in value. A short position in a security may be taken when an investor believes that a security, or investment, is overpriced and expects it to fall in value. A short position is typically implemented by first borrowing the investment and then selling it. The investor then seeks to buy the investment at a later date ideally at a lower price to replace the security that had been borrowed, thereby earning a profit on the transaction.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Portfolio Sleeve Advisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Allspring Global Investments, LLC ("Allspring");
First Quadrant L.P. ("First Quadrant"); (terminated effective close of business September 21, 2022)
Sirios Capital Management, L.P. ("Sirios"); (terminated effective close of business February 24, 2023)

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel Ltd. ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Magnetar Asset Management, LLC ("Magnetar");
DLD Asset Management, L.P. ("DLD"); Electron Capital Partners, LLC (Electron)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee CFA, Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi

Allspring: David Krider and Harindra de Silva;

First Quadrant (until September 2022): Dori Levanoni and Jeppe Ladekarl;

Magnetar: Devin Dallaire

DLD: Sudeep Duttaroy and Mark Friedman

Aviva: Peter Fitzgerald and Ian Pizer

(continued on next page)

PACE Alternative Strategies Investments

Investment Manager's comments (unaudited)2,3 – concluded

strategy contributed to performance through long positions in the information technology, communication services and financial sectors.

There was a change in sub-advisors during the period with the termination of First Quadrant in September 2022, and the addition of Electron and termination of Sirios in February 2023.

Derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes across currencies, fixed income and equity markets. The derivatives utilized over the period included forwards (both deliverable and non-deliverable), options, futures, forwards and swaps.

Portfolio Management
Team (concluded)

PCJ: Adam Posman, Heiki Altosaar, and Kevin Kingsley

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Fred Lee, and Edward Eccles, Christopher Andersen, CFA, David Kelly and Mayoor Joshi;

Sirios: John F. Brennan, Jr. (until February 24, 2023) Electron (since February 21, 2023): Jos Shavor, Ran Zhou and Neil Choi

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the Portfolio's assets primarily to unaffiliated actively- and passively- managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

• A "relative value strategy" that seeks to generate risk adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

• A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/23	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	3.01%	2.72%	2.38%
Class Y2	3.19	2.99	2.65
Class P3	3.21	3.00	2.64
Class P2[4]	N/A	N/A	1.65
After deducting maximum sales charge
Class A1	(2.66)	1.57	1.80
FTSE Three-Month US Treasury Bill Index[5]	4.11	1.62	1.02
Bloomberg Global Aggregate Index[6]	(2.72)	(0.92)	0.14
MSCI World Index (net)[7]	13.48	9.12	9.30
HFRI Fund of Funds Composite Index[8]	4.00	3.50	3.40

The annualized gross and net expense ratios, respectively, for each class of shares as in the prospectuses dated November 28, 2022 were as follows: Class A—3.02% and 2.70%; Class Y—2.78% and 2.44%; Class P—2.77% and 2.45%; and Class P2—2.77% and 2.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2023 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The agreement also provides that UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2023 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, trustee elections, as well as other matters related to shareholder meetings (unless specifically agreed by UBS AM) and extraordinary expenses) would not exceed Class A—1.83%; Class Y—1.58%; and Class P—1.58%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive. The Portfolio and UBS AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated through November 30, 2023 with respect to Class P2 to waive (i) its management fees in an amount equal to the portion of the management fees UBS AM retains after payment by UBS AM of any sub-advisory fees, and (ii) its administrative services fees in an amount equal to the portion of the administrative services fees UBS AM retains after payment by UBS AM of any sub-administration fees and charges paid to third parties. These fee waiver/expense reimbursement agreements may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive, if applicable.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  Inception date is November 14, 2022.

5  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Alternative Strategies Investments

8  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the FTSE Three-Month US Treasury Bill Index, the Bloomberg Global Aggregate Index, the MSCI World Index (net) and the HFRI Fund of Funds Composite Index over the 10 years ended July 31, 2023. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Alternative Strategies Investments

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Top ten equity holdings (long holdings)
Carillon Reams Unconstrained Bond Fund, Class I	4.5%
AQR Style Premia Alternative Fund, Class I	1.5
Virtus AlphaSimplex Managed Futures Strategy Fund, Class I	1.5
Rogers Communications, Inc., Class B	0.9
Canadian Pacific Kansas City Ltd.	0.8
SentinelOne, Inc., Class A	0.7
New Relic, Inc.	0.6
Apple, Inc.	0.6
Total	11.1%
Top ten equity holdings (short holdings)
Palo Alto Networks, Inc.	(2.7)%
Royal Caribbean Cruises Ltd.	(2.6)
U.S. Steel Corp.	(1.6)
Transocean Ltd.	(1.3)
Bloomin' Brands, Inc.	(1)
iShares Core S&P/TSX Capped Composite Index ETF	(0.8)
Cinemark Holdings, Inc.	(0.7)
Wayfair, Inc., Class A	(0.6)
Canadian National Railway Co.	(0.6)
SPDR Bloomberg High Yield Bond ETF	(0.5)
Total	(12.4)%
Top ten fixed income holdings (long holdings)
Royal Caribbean Cruises Ltd., 6.000% due 08/15/25	2.9%
Palo Alto Networks, Inc., 0.375% due 06/01/25	2.7
U.S. Steel Corp., 5.000% due 11/01/26	1.9
Transocean, Inc., 4.625% due 09/30/29	1.5
Cinemark Holdings, Inc., 4.500% due 08/15/25	1.1
Bloomin' Brands, Inc., 5.000% due 05/01/25	1.0
FirstEnergy Corp., 4.000% due 05/01/26	0.9
Wayfair, Inc., 3.500% due 11/15/28	0.7
NextEra Energy Partners LP 0.000% due 11/15/25	0.5
Chorus Aviation, Inc., 6.000% due 06/30/26	0.5
Total	13.7%
Top five issuer breakdown by country or territory of origin (long holdings)
United States	79.7%
Canada	9.1
Japan	1.7
United Kingdom	1.2
Germany	0.9
Total	92.6%
Top five issuer breakdown by country or territory of origin (short holdings)
United States	(23.6)%
Canada	(4.9)
Japan	(0.5)
Germany	(0.4)
Spain	(0.3)
Total	(29.7)%

1  The portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2023

Common stocks
Aerospace & defense	1.2%
Air freight & logistics	0.2
Automobile components	0.0	†
Automobiles	0.7
Banks	1.0
Beverages	0.2
Biotechnology	0.7
Broadline retail	0.3
Building products	0.4
Capital markets	0.7
Chemicals	0.4
Commercial services & supplies	1.3
Communications equipment	0.2
Construction & engineering	1.4
Construction materials	0.3
Consumer finance	0.0	†
Consumer staples distribution & retail	1.2
Containers & packaging	0.0	†
Distributors	0.0	†
Diversified consumer services	0.0	†
Diversified telecommunication services	0.1
Electric utilities	1.7
Electrical equipment	0.8
Electronic equipment, instruments & components	0.4
Energy equipment & services	0.1
Entertainment	0.4
Financial services	0.5
Food products	0.7
Gas utilities	0.1
Ground transportation	1.5
Health care equipment & supplies	0.1
Health care providers & services	0.6
Health care technology	0.0	†
Hotel & resort REITs	0.4
Hotels, restaurants & leisure	1.1
Household durables	0.9
Household products	0.6
Independent power and renewable electricity producers	0.6
Industrial conglomerates	1.3
Insurance	1.1
Interactive media & services	1.3
IT services	0.1
Leisure products	0.1
Life sciences tools & services	0.0	†
Common stocks—(concluded)
Machinery	1.2%
Marine transportation	0.1
Media	0.1
Metals & mining	1.2
Multi-utilities	0.2
Oil, gas & consumable fuels	1.9
Paper & forest products	0.5
Passenger airlines	0.3
Personal care products	0.1
Pharmaceuticals	0.4
Professional services	0.3
Real estate management & development	0.2
Residential REITs	1.0
Retail REITs	0.5
Semiconductors & semiconductor equipment	1.9
Software	4.2
Specialized REITs	0.1
Specialty retail	0.4
Technology hardware, storage & peripherals	1.1
Textiles, apparel & luxury goods	0.3
Trading companies & distributors	1.6
Transportation infrastructure	0.0	†
Wireless telecommunication services	0.9
Total common stocks	43.2
Preferred stocks
Automobile components	0.0	†
Automobiles	0.2
Total preferred stocks	0.2
Exchange traded funds	0.4
Investment companies	7.6
Corporate bonds
Airlines	0.5
Chemicals	0.0	†
Computers	0.5
Diversified financial services	0.1
Electric	0.9
Energy-Alternate Sources	0.5
Entertainment	1.1
Internet	3.4
Iron & steel	1.9
Leisure time	2.9

PACE Alternative Strategies Investments

Portfolio statistics and industry diversification—(unaudited) (concluded)1

As a percentage of net assets as of July 31, 2023

Corporate bonds—(concluded)
Oil & gas	1.5%
Retail	1.1
Total corporate bonds	14.4
Short-term investments	30.2
Equity and foreign exchange options purchased
Call options	0.2
Put options	0.0 †
Total equity and foreign exchange options purchased	0.2
Total investments before investments sold short	96.2
Investments sold short Common stocks
Aerospace & defense	(0.4)
Air freight & logistics	(0.3)
Automobile components	(0.3)
Automobiles	(0.4)
Banks	(1.2)
Biotechnology	(0.1)
Broadline retail	(0.2)
Capital markets	(0.5)
Chemicals	(0.2)
Commercial services & supplies	(0.2)
Construction & engineering	(0.1)
Consumer finance	(0.4)
Consumer staples distribution & retail	(0.9)
Containers & packaging	(0.1)
Distributors	(0.1)
Diversified telecommunication services	(0.7)
Electric utilities	(0.2)
Electrical equipment	(0.2)
Energy equipment & services	(1.5)
Entertainment	(0.9)
Financial services	(0.1)
Food products	(0.1)
Gas utilities	(0.0)†
Ground transportation	(1.1)
Health care REITs	(0.2)
Health care technology	(0.1)
Investments sold short—(concluded) Common stocks—(concluded)
Hotels, restaurants & leisure	(4.4)%
Household durables	(0.1)
Independent power and renewable electricity producers	(0.2)
Industrial REITs	(0.0)†
Insurance	(0.6)
Interactive media & services	(0.1)
IT services	(0.1)
Leisure products	(0.4)
Machinery	(0.4)
Marine transportation	(0.2)
Media	(0.3)
Metals & mining	(1.9)
Mortgage real estate investment	(0.2)
Office REITs	(0.2)
Oil, gas & consumable fuels	(1.1)
Paper & forest products	(0.3)
Passenger airlines	(0.1)
Professional services	(0.1)
Real estate management & development	(0.5)
Residential REITs	(0.1)
Retail REITs	(0.4)
Semiconductors & semiconductor equipment	(0.3)
Software	(3.5)
Specialized REITs	(0.1)
Specialty retail	(1.4)
Technology hardware, storage & peripherals	(0.4)
Textiles, apparel & luxury goods	(0.7)
Water utilities	(0.1)
Total common stocks	(28.7)
Corporate bonds
Retail	(0.0)†
Exchange traded funds	(1.6)
Investment companies	(0.6)
Total investments sold short	(30.9)
Other assets in excess of liabilities	34.7
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—43.2%
Australia—0.2%
BHP Group Ltd.	15,606	$482,302
Fortescue Metals Group Ltd.	2,317	33,741
Pilbara Minerals Ltd.	2,555	8,306
Rio Tinto Ltd.	2,654	208,700
		733,049
Austria—0.1%
OMV AG	2,069	93,270
voestalpine AG	3,657	121,028
Wienerberger AG	2,033	66,656
		280,954
Belgium—0.3%
Ageas SA	2,512	106,418
Solvay SA	8,275	992,631
		1,099,049
Canada—8.6%
Aecon Group, Inc.	3,000	24,957
Air Canada*,1	26,520	488,709
Alimentation Couche-Tard, Inc.	2,100	106,318
Black Diamond Group Ltd.	160,400	749,300
Boardwalk Real Estate Investment Trust[1]	13,450	668,190
Bombardier, Inc., Class B*,1	11,910	596,110
Brookfield Infrastructure Corp., Class A	707	33,031
CAE, Inc.*,1	35,224	804,868
Cameco Corp.[1]	14,020	492,943
Canadian Apartment Properties REIT[1]	50,220	1,957,919
Canadian Natural Resources Ltd.	5,010	304,669
Canadian Natural Resources Ltd.[1]	960	58,368
Canadian Pacific Kansas City Ltd.[1]	35,190	2,895,785
Canadian Utilities Ltd., Class A	400	9,962
Constellation Software, Inc.	100	211,274
Crescent Point Energy Corp.[1]	53,660	435,183
Docebo, Inc.*,1	11,400	438,658
DREAM Unlimited Corp., Class A1	14,270	223,900
Element Fleet Management Corp.[1]	36,260	584,879
Empire Co. Ltd., Class A	13,500	366,613
Exchange Income Corp.[1]	8,720	339,833
Fairfax Financial Holdings Ltd.[1]	1,670	1,332,353
George Weston Ltd.[1]	10,910	1,256,348
GFL Environmental, Inc.[1]	11,420	389,879
Gibson Energy, Inc.*,1	32,230	531,362
Heroux-Devtek, Inc.*	21,290	250,575
Imperial Oil Ltd.	4,200	226,268
InterRent Real Estate Investment Trust[1]	96,750	939,876
Kinaxis, Inc.*,1	2,500	339,457
MEG Energy Corp.*,1	16,750	298,633
Metro, Inc.	3,800	204,517
NFI Group, Inc.*	6,310	50,244
Open Text Corp.	9,800	420,940
Parkit Enterprise, Inc.*	471,798	286,231
Payfare, Inc.*	13,060	63,683
RB Global, Inc.[1]	31,710	2,044,661
Rogers Communications, Inc., Class B1	76,143	3,333,540
Rubellite Energy, Inc.*	56,640	85,906
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Russel Metals, Inc.[1]	8,690	$255,761
Shawcor Ltd.*,1	14,050	214,162
SNC-Lavalin Group, Inc.[1]	43,530	1,264,653
Stantec, Inc.[1]	9,210	623,517
TC Energy Corp.[1]	42,130	1,511,203
Teck Resources Ltd., Class B1	2,780	123,515
TECSYS, Inc.	20,700	427,453
TFI International, Inc.	5,900	757,271
Torex Gold Resources, Inc.*	4,600	64,536
Toronto-Dominion Bank[1]	2,530	166,828
Tricon Residential, Inc.[1]	42,640	398,381
Vermilion Energy, Inc.[1]	42,220	587,702
West Fraser Timber Co. Ltd.[1]	22,340	1,883,039
		32,123,963
Chile—0.1%
Sociedad Quimica y Minera de Chile SA, ADR	4,755	350,396
China—0.3%
NXP Semiconductors NV1	79	17,615
Wilmar International Ltd.	33,500	97,244
Xinyi Glass Holdings Ltd.	340,000	561,515
XPeng, Inc. , ADR*	11,205	234,409
		910,783
Denmark—0.4%
AP Moller—Maersk AS, Class B	64	131,590
Novo Nordisk AS, Class B	3,769	607,387
Pandora AS	8,516	852,429
		1,591,406
Finland—0.1%
Kesko Oyj, Class B	18,585	371,800
France—0.4%
Arkema SA	607	65,378
Bollore SE	14,272	90,229
Carrefour SA	9,950	198,999
Casino Guichard Perrachon SA*	36,743	95,746
Cie de Saint-Gobain	1,974	133,437
Ipsen SA	509	64,135
Renault SA	4,512	197,967
Rexel SA	4,974	119,879
Technip Energies NV	2,633	60,013
Thales SA	3,945	589,687
		1,615,470
Georgia—0.0%†
Bank of Georgia Group PLC	3,209	134,050
Germany—0.7%
Bayerische Motoren Werke AG	1,041	126,888
Daimler Truck Holding AG	4,293	161,193
Deutsche Bank AG	38,593	427,725
Deutsche Lufthansa AG, Registered Shares*	6,190	62,465
DHL Group	2,483	127,548
Hannover Rueck SE	149	31,807

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Heidelberg Materials AG	9,508	$770,463
Mercedes-Benz Group AG	1,570	125,392
Siemens AG	3,089	526,367
Talanx AG	1,047	64,121
thyssenkrupp AG	15,591	123,939
Wacker Chemie AG	412	64,031
		2,611,939
Hong Kong—0.4%
Jardine Matheson Holdings Ltd.	12,500	617,250
WH Group Ltd.[2]	1,334,000	721,830
		1,339,080
Ireland—0.0%†
Ardmore Shipping Corp.	2,614	36,805
Italy—0.3%
A2A SpA	66,931	127,717
Assicurazioni Generali SpA	2,984	63,584
Azimut Holding SpA	2,832	66,884
Eni SpA	6,253	95,455
UniCredit SpA	32,755	828,325
		1,181,965
Japan—1.7%
Allegro MicroSystems, Inc.*	714	36,850
Chubu Electric Power Co., Inc.	107,000	1,340,649
FANUC Corp.	4,967	151,805
Hitachi Construction Machinery Co. Ltd.	4,100	122,684
Hitachi Ltd.	4,536	296,459
JFE Holdings, Inc.	47,400	765,317
Kansai Electric Power Co., Inc.	82,400	1,083,105
Komatsu Ltd.	10,800	300,926
Marubeni Corp.	7,200	127,208
Mitsubishi Corp.	8,100	413,640
Mitsui & Co. Ltd.	6,900	268,744
MS&AD Insurance Group Holdings, Inc.	8,900	331,064
Open House Group Co. Ltd.	2,200	83,568
Sumitomo Corp.	42,900	918,823
Toyota Tsusho Corp.	1,500	87,460
		6,328,302
Netherlands—0.0%†
Koninklijke Ahold Delhaize NV	2,715	93,689
Norway—0.0%†
Equinor ASA	1,047	31,859
Portugal—0.0%†
Galp Energia SGPS SA	2,470	32,861
Singapore—0.1%
Hafnia Ltd.	14,712	80,055
Jardine Cycle & Carriage Ltd.	600	15,468
Kulicke & Soffa Industries, Inc.	553	33,114
STMicroelectronics NV	2,439	130,437
		259,074
	Number of shares	Value
Common stocks—(continued)
Spain—0.1%
Aena SME SA2	725	$115,904
Endesa SA	2,874	61,572
Repsol SA	14,977	228,894
		406,370
Sweden—0.5%
Embracer Group AB, Class B*	17,611	50,617
Essity AB, Class B	11,349	281,288
Securitas AB, Class B	53,519	455,347
SSAB AB, Class B	18,617	113,792
Volvo AB, Class B	31,220	688,232
Volvo AB, Class A	9,285	210,461
		1,799,737
Switzerland—0.1%
Adecco Group AG	1,780	72,277
Cie Financiere Richemont SA , Class A	795	127,904
Helvetia Holding AG	209	30,869
Kuehne & Nagel International AG , Registered Shares	307	95,897
Swatch Group AG	302	96,413
		423,360
Thailand—0.0%†
Fabrinet*	251	31,034
United Kingdom—1.2%
3i Group PLC	37,081	940,812
BAE Systems PLC	50,076	598,564
Centrica PLC	38,632	68,443
CK Hutchison Holdings Ltd.	257,000	1,585,057
Coca-Cola Europacific Partners PLC[1]	4,232	268,267
International Consolidated Airlines Group SA*	15,062	33,073
Marks & Spencer Group PLC*	36,639	97,004
Rentokil Initial PLC , ADR[1]	12,180	496,944
TORM PLC, Class A	2,850	70,142
Unilever PLC	5,882	316,364
		4,474,670
United States—27.6%
3M Co.[1]	1,906	212,519
A.O. Smith Corp.	446	32,393
AbbVie, Inc.[1]	1,523	227,810
Acuity Brands, Inc.	197	32,552
Addus HomeCare Corp.*	355	32,507
Adeia, Inc.[1]	3,383	40,664
Adobe, Inc.*,1	1,528	834,548
AES Corp.,1	51,208	1,107,629
AGCO Corp.	207	27,552
Akamai Technologies, Inc.*	355	33,547
Allison Transmission Holdings, Inc.	646	37,914
Alphabet, Inc., Class C*,1	7,590	1,010,305
Alphabet, Inc., Class A*,1	16,419	2,179,130
A-Mark Precious Metals, Inc.[1]	3,572	145,702
Amazon.com, Inc.*,1	6,612	883,892
AMC Networks, Inc., Class A*,1	9,917	125,153
Amdocs Ltd.	333	31,182
American Airlines Group, Inc.*	2,087	34,957

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
American Eagle Outfitters, Inc.	19,942	$280,185
American International Group, Inc.[1]	573	34,540
Ameriprise Financial, Inc.	54	18,816
AMERISAFE, Inc.	612	31,897
AMETEK, Inc.	205	32,513
Amgen, Inc.[1]	434	101,621
AMN Healthcare Services, Inc.*	300	32,145
Amphenol Corp., Class A	388	34,264
ANSYS, Inc.*	97	33,184
Apollo Global Management, Inc.	238	19,447
Apple, Inc.[1]	11,592	2,277,248
Applied Digital Corp.*	3,193	30,589
ArcBest Corp.	344	40,014
Arch Capital Group Ltd.*	671	52,130
Arista Networks, Inc.*,1	743	115,232
Array Technologies, Inc.*	27,234	518,808
AssetMark Financial Holdings, Inc.*	1,092	32,651
AT&T, Inc.[1]	6,678	96,965
ATI, Inc.*,1	8,380	399,558
AutoNation, Inc.*	225	36,220
AutoZone, Inc.*,1	47	116,641
Avis Budget Group, Inc.*	162	35,687
Axcelis Technologies, Inc.*,1	799	160,184
Badger Meter, Inc.	221	36,385
Balchem Corp.	243	32,742
Bandwidth, Inc., Class A*,1	20,996	318,089
Bank of America Corp.[1]	27,581	882,592
Beacon Roofing Supply, Inc.*,1	5,200	445,484
Beazer Homes USA, Inc.*,1	9,441	317,501
Berry Global Group, Inc.	144	9,442
Bio-Techne Corp.	403	33,610
Booking Holdings, Inc.*,1	348	1,033,838
Booz Allen Hamilton Holding Corp. , Class A	5,079	614,965
BorgWarner, Inc.	827	38,455
Boyd Gaming Corp.	533	36,415
Brady Corp., Class A	219	11,296
Bristol-Myers Squibb Co.[1]	2,017	125,437
Broadcom, Inc.[1]	247	221,967
BRP, Inc.[1]	3,700	341,140
Builders FirstSource, Inc.*,1	3,313	478,497
Cactus, Inc., Class A	744	37,780
Cal-Maine Foods, Inc.	711	32,841
Campbell Soup Co.[1]	3,623	166,006
Capital One Financial Corp.	163	19,074
Catalyst Pharmaceuticals, Inc.*,1	20,373	281,759
Caterpillar, Inc.[1]	3,129	829,717
Cavco Industries, Inc.*	112	33,113
CBIZ, Inc.*	604	31,946
Centene Corp.*,1	3,697	251,729
Century Communities, Inc.	435	33,591
CH Robinson Worldwide, Inc.	341	34,161
Chase Corp.	264	33,235
Chegg, Inc.*,1	2,090	21,172
Chemed Corp.	59	30,744
Chemours Co.	250	9,245
Chipotle Mexican Grill, Inc., Class A*,1	111	217,813
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Cintas Corp.	66	$33,135
Cirrus Logic, Inc.*	13,960	1,127,968
Cisco Systems, Inc.[1]	9,597	499,428
Civitas Resources, Inc.	466	34,885
Clearfield, Inc.*	671	31,363
Clearway Energy, Inc., Class A1	5,116	126,212
Cognex Corp.	572	31,243
Cognizant Technology Solutions Corp., Class A	325	21,460
Coinbase Global, Inc., Class A*	298	29,386
Comfort Systems USA, Inc.	198	34,446
Commercial Metals Co.	623	35,648
Comtech Telecommunications Corp.	6,708	68,153
Conagra Brands, Inc.[1]	26,783	878,750
Consolidated Edison, Inc.[1]	7,066	670,281
Constellation Energy Corp.[1]	8,223	794,753
Contra Abiomed, Inc.*	42	43
Copart, Inc.*	359	31,732
Core & Main, Inc., Class A*	2,278	72,008
CorVel Corp.*	163	33,343
CoStar Group, Inc.*	371	31,153
Coterra Energy, Inc.[1]	11,732	323,099
Crane NXT Co.	657	38,862
CubeSmart	716	31,046
Curtiss-Wright Corp.	178	34,062
CVS Health Corp.[1]	13,707	1,023,776
D.R. Horton, Inc.[1]	2,320	294,686
Deckers Outdoor Corp.*	60	32,621
Deere & Co.[1]	498	213,941
Delta Air Lines, Inc.	784	36,268
Dick's Sporting Goods, Inc.	207	29,187
Diodes, Inc.*	346	32,694
Discover Financial Services	321	33,882
Dolby Laboratories, Inc., Class A	379	33,583
Domino's Pizza, Inc.[1]	100	39,674
Donaldson Co., Inc.	523	32,860
DoubleVerify Holdings, Inc.*	840	35,364
Dover Corp.	73	10,656
Dropbox, Inc., Class A*,1	34,976	942,603
Dycom Industries, Inc.*	7,333	730,220
Dynatrace, Inc.*	620	33,908
Eagle Materials, Inc.	200	36,874
Eagle Pharmaceuticals, Inc.*,1	6,029	125,162
Edison International	12,205	878,272
Elastic NV*	16,317	1,084,265
elf Beauty, Inc.*	290	33,849
EMCOR Group, Inc.	178	38,277
Emergent BioSolutions, Inc.*,1	19,928	137,105
Encore Wire Corp.[1]	61	10,412
EngageSmart, Inc.*	1,740	32,990
Enovix Corp.*	4,645	99,960
Enphase Energy, Inc.*,1	1,384	210,133
EPAM Systems, Inc.*	142	33,627
EQT Corp.	940	39,649
Erie Indemnity Co., Class A	49	10,876
Essent Group Ltd.	690	34,224
Ethan Allen Interiors, Inc.	1,134	35,687

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Euronet Worldwide, Inc.*	239	$21,001
Everbridge, Inc.*	26,284	810,599
Evercore, Inc., Class A	3,854	520,521
Everest Group Ltd.[1]	3,169	1,142,456
ExlService Holdings, Inc.*	211	29,740
Expeditors International of Washington, Inc.	573	72,943
Exponent, Inc.	338	30,278
F5, Inc.*	219	34,655
FactSet Research Systems, Inc.	79	34,368
Fastenal Co.	566	33,173
Federated Hermes, Inc.	281	9,506
FedEx Corp.[1]	1,220	329,339
Ferguson PLC	138	22,304
Fidelity National Information Services, Inc.	8,252	498,256
Fifth Third Bancorp	40,821	1,187,891
First Citizens BancShares, Inc., Class A1	105	150,286
First Solar, Inc.*,1	2,324	481,998
FirstCash Holdings, Inc.	345	32,872
Five9, Inc.*	18,111	1,589,240
Flex Ltd.*	35,754	978,229
Fluence Energy, Inc.*	19,469	569,274
Foot Locker, Inc.	9,858	264,884
Ford Motor Co.[1]	17,457	230,607
Fortune Brands Innovations, Inc.	2,689	191,107
Forward Air Corp.	305	36,246
Fox Factory Holding Corp.*	306	34,241
Franklin Electric Co., Inc.	315	31,128
Freeport-McMoRan, Inc.	2,173	97,024
FTI Consulting, Inc.*	168	29,427
Garmin Ltd.	308	32,614
Gen Digital, Inc.	13,507	262,711
Generac Holdings, Inc.*	1,400	215,180
General Dynamics Corp.[1]	1,521	340,065
General Electric Co.[1]	12,915	1,475,410
General Motors Co.[1]	5,476	210,114
Genpact Ltd.	840	30,316
Gentex Corp.	1,109	37,240
Genworth Financial, Inc., Class A*,1	21,738	127,385
GEO Group, Inc.*,1	18,576	138,763
Gibraltar Industries, Inc.*	532	34,404
Gilead Sciences, Inc.[1]	22,384	1,704,318
Globus Medical, Inc., Class A*	543	32,727
Graco, Inc.	376	29,828
Grand Canyon Education, Inc.*	309	33,542
Green Brick Partners, Inc.*,1	1,802	101,849
Hackett Group, Inc.	1,467	34,108
Haverty Furniture Cos., Inc.	1,060	37,736
HCA Healthcare, Inc.	127	34,647
HEICO Corp.	188	33,084
HEICO Corp., Class A	229	32,140
Herc Holdings, Inc.	4,348	581,893
Heritage-Crystal Clean, Inc.*	837	38,561
Hewlett Packard Enterprise Co.[1]	40,724	707,783
HF Sinclair Corp.[1]	15,069	784,944
Holcim Ltd.*	3,841	266,917
Hormel Foods Corp.	806	32,949
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Host Hotels & Resorts, Inc.[1]	7,258	$133,547
Houlihan Lokey, Inc., Class A	217	21,667
Howmet Aerospace, Inc.[1]	7,000	357,980
Hubbell, Inc., Class B1	659	205,608
Humana, Inc.[1]	1,599	730,471
IDEX Corp.	154	34,775
Incyte Corp.*,1	502	31,987
Ingles Markets, Inc., Class A1	1,430	121,264
Inmode Ltd.*	533	22,871
Innospec, Inc.	322	34,499
Insight Enterprises, Inc.*	221	32,418
Installed Building Products, Inc.	236	34,933
Insteel Industries, Inc.	688	22,188
Integra LifeSciences Holdings Corp.*	5,710	259,634
Intel Corp.	27,765	993,154
International Seaways, Inc.[1]	9,487	406,897
Invesco Ltd.[1]	10,907	183,238
Iovance Biotherapeutics, Inc.*	5,379	39,052
IPG Photonics Corp.*	239	31,417
ITT, Inc.	349	34,760
Jabil, Inc.	336	37,185
Jack Henry & Associates, Inc.	195	32,676
Janus Henderson Group PLC	322	9,451
John B Sanfilippo & Son, Inc.[1]	423	46,069
JS Global Lifestyle Co. Ltd.*,2	115,000	20,349
Juniper Networks, Inc.[1]	783	21,767
Kadant, Inc.	149	33,205
KB Home	622	33,569
Keysight Technologies, Inc.*	194	31,250
Kimberly-Clark Corp.[1]	13,412	1,731,489
Kimco Realty Corp.	85,108	1,724,288
Kinsale Capital Group, Inc.	87	32,419
KLA Corp.[1]	256	131,571
Kraft Heinz Co.[1]	18,763	678,845
Kroger Co.[1]	538	26,168
Lancaster Colony Corp.	170	32,747
Landstar System, Inc.	358	72,885
Lattice Semiconductor Corp.*	348	31,647
La-Z-Boy, Inc.	1,146	35,950
LeMaitre Vascular, Inc.	490	30,983
Lennar Corp., Class A1	5,840	740,687
Lennar Corp., Class B	613	70,440
Ligand Pharmaceuticals, Inc.*,1	2,576	172,412
Lindsay Corp.	263	34,855
Littelfuse, Inc.	113	34,420
Livent Corp.*	1,166	28,707
LKQ Corp.	568	31,121
Lockheed Martin Corp.[1]	871	388,788
Louisiana-Pacific Corp.	493	37,532
Lululemon Athletica, Inc.*	28	10,599
Lumen Technologies, Inc.[1]	44,809	80,208
M/I Homes, Inc.*	380	38,000
Madison Square Garden Entertainment Corp., Class A*	7,500	261,300
Malibu Boats, Inc., Class A*	379	22,721
Manhattan Associates, Inc.*	164	31,262

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
MarketAxess Holdings, Inc.	123	$33,114
Marten Transport Ltd.	1,530	34,670
MasTec, Inc.*,1	9,722	1,144,765
McKesson Corp.	67	26,961
MDC Holdings, Inc.	692	35,486
Medifast, Inc.	359	36,579
Medpace Holdings, Inc.*	136	34,431
Medtronic PLC[1]	267	23,432
Merck & Co., Inc.[1]	1,614	172,133
Merit Medical Systems, Inc.*	389	29,047
Meritage Homes Corp.	233	34,705
Meta Platforms, Inc., Class A*	3,182	1,013,785
MetLife, Inc.[1]	11,448	720,881
MGIC Investment Corp.	3,195	53,484
MGM Resorts International[1]	20,001	1,015,451
Microchip Technology, Inc.[1]	5,121	481,067
Micron Technology, Inc.	3,492	249,294
Microsoft Corp.[1]	5,069	1,702,778
Molson Coors Beverage Co., Class B1	4,534	316,337
Monarch Casino & Resort, Inc.	458	31,749
Monolithic Power Systems, Inc.	59	33,010
MSC Industrial Direct Co., Inc. , Class A	718	72,461
Mueller Industries, Inc.	378	30,641
Murphy USA, Inc.	119	36,537
MYR Group, Inc.*	233	33,216
Napco Security Technologies, Inc.	907	33,994
National Beverage Corp.*	656	34,670
Netflix, Inc.*,1	279	122,473
New Fortress Energy, Inc.	3,118	89,019
New Relic, Inc.*	27,346	2,296,517
New York Times Co., Class A	819	33,382
NextEra Energy Partners LP	9,418	512,810
NextEra Energy, Inc.	6,416	470,293
NEXTracker, Inc., Class A*	8,885	376,280
NMI Holdings, Inc., Class A*	1,242	33,174
Nordson Corp.	133	33,464
Norwegian Cruise Line Holdings Ltd.*	878	19,377
NRG Energy, Inc.[1]	23,462	891,321
Nucor Corp.[1]	4,151	714,346
NVE Corp.	232	18,377
NVIDIA Corp.[1]	1,353	632,243
NVR, Inc.*,1	22	138,742
Old Dominion Freight Line, Inc.	90	37,754
Ollie's Bargain Outlet Holdings, Inc.*	334	24,342
Olympic Steel, Inc.[1]	2,303	128,484
ONE Gas, Inc.	419	33,155
Onto Innovation, Inc.*	290	36,053
Oracle Corp.[1]	10,727	1,257,526
Otis Worldwide Corp.[1]	1,417	128,890
Owens Corning	285	39,897
PACCAR, Inc.[1]	5,543	477,419
Packaging Corp. of America	245	37,571
Park Hotels & Resorts, Inc.	110,339	1,503,921
Parker-Hannifin Corp.	700	287,007
Paychex, Inc.	283	35,508
PC Connection, Inc.	473	22,898
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
PDC Energy, Inc.	393	$29,825
Penske Automotive Group, Inc.	219	35,351
Perdoceo Education Corp.*	2,609	34,830
Perficient, Inc.*	382	24,368
Pfizer, Inc.[1]	2,586	93,251
PG&E Corp.*	36,866	649,210
Photronics, Inc.*,1	3,648	96,490
Pinterest, Inc., Class A*	18,757	543,765
Playtika Holding Corp.*	750	8,955
Plug Power, Inc.*	6,950	91,184
Polaris, Inc.	294	39,937
Powell Industries, Inc.	540	32,821
Power Integrations, Inc.	345	33,513
PriceSmart, Inc.	428	33,268
Prudential Financial, Inc.[1]	546	52,684
Public Storage[1]	1,571	442,629
PulteGroup, Inc.[1]	9,998	843,731
QUALCOMM, Inc.[1]	10,347	1,367,563
Qualys, Inc.*	250	34,700
Quanta Services, Inc.[1]	5,956	1,200,849
Radian Group, Inc.	1,269	34,174
Ralph Lauren Corp., Class A	75	9,850
Range Resources Corp.	948	29,796
Reliance Steel & Aluminum Co.	253	74,094
Repligen Corp.*	148	25,391
ResMed, Inc.	149	33,130
Resources Connection, Inc.	2,013	32,168
REX American Resources Corp.*	940	34,799
Robert Half International, Inc.	420	31,143
Roche Holding AG	762	252,529
Rollins, Inc.	761	31,072
RPC, Inc.	4,272	35,543
RTX Corp.	6,751	593,615
Saia, Inc.*	96	40,621
Schneider National, Inc., Class B	2,471	76,132
SEI Investments Co.	539	33,952
Selective Insurance Group, Inc.	108	11,145
SentinelOne, Inc., Class A*	163,510	2,725,712
Shutterstock, Inc.	629	32,362
SilverBow Resources, Inc.*,1	6,525	233,660
Simply Good Foods Co.*	595	23,032
Simpson Manufacturing Co., Inc.	234	36,972
Simulations Plus, Inc.	708	35,258
Skyworks Solutions, Inc.	290	33,167
Snap-on, Inc.	113	30,786
SolarEdge Technologies, Inc.*,1	1,427	344,563
Splunk, Inc.*	54	5,850
SPS Commerce, Inc.*	172	31,027
STAAR Surgical Co.*	607	33,245
Standex International Corp.	232	34,468
Steel Dynamics, Inc.[1]	7,413	790,078
Stellantis NV	52,969	1,085,816
StepStone Group, Inc., Class A	850	23,859
Steven Madden Ltd.	982	32,779
Stride, Inc.*	855	32,670
Sunnova Energy International, Inc.*	30,828	544,422

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Sunrun, Inc.*	15,152	$287,585
Super Micro Computer, Inc.*,1	1,012	334,233
Synopsys, Inc.*	24	10,843
T Rowe Price Group, Inc.	282	34,759
Take-Two Interactive Software, Inc.*	3,332	509,596
Tapestry, Inc.	646	27,875
Taylor Morrison Home Corp., Class A*	662	32,054
Tenaris SA	1,895	31,524
Tenet Healthcare Corp.*	114	8,519
Teradyne, Inc.	288	32,527
Tesla, Inc.*	953	254,861
Tetra Tech, Inc.	196	33,165
Texas Roadhouse, Inc., Class A	289	32,238
Thermon Group Holdings, Inc.*	1,229	33,933
Thor Industries, Inc.	350	40,421
Titan Machinery, Inc.*,1	5,174	165,154
Toll Brothers, Inc.	882	70,851
TopBuild Corp.*	228	62,456
Tradeweb Markets, Inc., Class A	469	38,360
Trane Technologies PLC	169	33,705
Tri Pointe Homes, Inc.*	995	31,721
Tyler Technologies, Inc.*	79	31,334
Uber Technologies, Inc.*,1	16,730	827,466
UFP Industries, Inc.	338	34,733
UFP Technologies, Inc.*	169	32,898
UGI Corp.[1]	12,303	332,058
UniFirst Corp.	71	11,523
Union Pacific Corp.[1]	1,590	368,912
United Natural Foods, Inc.*,1	25,165	523,432
United Rentals, Inc.[1]	4,869	2,262,527
Univar Solutions, Inc.*	781	28,225
Universal Display Corp.	225	32,823
Unum Group	383	18,618
USANA Health Sciences, Inc.*	523	33,948
Vail Resorts, Inc.	7,066	1,663,972
Valvoline, Inc.[1]	13,680	519,430
Veeva Systems, Inc., Class A*	161	32,879
VeriSign, Inc.*,1	908	191,543
Veritiv Corp.	255	35,733
Vertex Pharmaceuticals, Inc.*,1	197	69,411
Vertiv Holdings Co., Class A	19,556	508,652
Viatris, Inc.[1]	13,781	145,114
Visa, Inc., Class A1	1,770	420,782
Vontier Corp.	8,105	250,688
Wabash National Corp.[1]	15,545	368,106
Walgreens Boots Alliance, Inc.[1]	32,191	964,764
Walt Disney Co.*	5,841	519,206
Watsco, Inc.	88	33,281
Watts Water Technologies, Inc., Class A	179	33,389
WD-40 Co.	49	11,245
Weis Markets, Inc.	503	33,369
Wells Fargo & Co.[1]	8,370	386,359
West Pharmaceutical Services, Inc.	87	32,019
Western Digital Corp.*	18,016	766,761
Westlake Corp.	148	20,350
Winnebago Industries, Inc.	165	11,352
	Number of shares		Value
Common stocks—(concluded)
United States—(concluded)
WW Grainger, Inc.		43	$31,755
Xerox Holdings Corp.[1]		510	8,150
XPO, Inc.*,1		4,280	296,347
			102,481,025
Total common stocks (cost—$152,332,683)			160,742,690
Preferred stocks—0.2%
Germany—0.2%
Bayerische Motoren Werke AG		1,290	144,956
Schaeffler AG		6,201	39,545
Volkswagen AG		4,587	608,033
Total preferred stocks (cost—$785,836)			792,534
Exchange traded funds—0.4%
iShares MSCI Brazil ETF		11,223	380,123
SPDR S&P Oil & Gas Exploration & Production ETF		991	141,743
VanEck Gold Miners ETF		29,439	924,679
VanEck Oil Services ETF		148	50,873
Total exchange traded funds (cost—$1,500,874)			1,497,418
Investment companies—7.6%
AQR Style Premia Alternative Fund, Class I		727,931	5,714,259
Carillon Reams Unconstrained Bond Fund, Class I		1,388,621	16,677,345
Virtus AlphaSimplex Managed Futures Strategy Fund, Class I		575,462	5,616,509
Total investment companies (cost—$29,403,103)			28,008,113
	Face amount
Corporate bonds—14.4%
Canada—0.5%
Chorus Aviation, Inc. 6.000%, due 06/30/26[1,2]	CAD	2,430,000	1,768,031
United States—13.9%
Amyris, Inc. 1.500%, due 11/15/26		525,000	90,597
Bloomin' Brands, Inc. 5.000%, due 05/01/25		1,500,000	3,550,800
Bread Financial Holdings, Inc. 4.250%, due 06/15/28[2]		180,000	225,592
Cinemark Holdings, Inc. 4.500%, due 08/15/25[1]		3,000,000	4,086,720
FirstEnergy Corp. 4.000%, due 05/01/26[2]		3,500,000	3,485,185
NextEra Energy Partners LP 0.000%, due 11/15/25[2,3]		2,000,000	1,825,838
Palo Alto Networks, Inc. 0.375%, due 06/01/25[1]		4,000,000	10,066,080
Parsons Corp. 0.250%, due 08/15/25		1,500,000	1,748,715

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

		Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Patrick Industries, Inc. 1.750%, due 12/01/28		$450,000	$456,093
Royal Caribbean Cruises Ltd. 6.000%, due 08/15/25[2,1]		4,750,000	10,905,050
Transocean, Inc. 4.625%, due 09/30/29		2,000,000	5,523,653
U.S. Steel Corp. 5.000%, due 11/01/26[1]		3,500,000	6,973,190
Wayfair, Inc. 3.500%, due 11/15/28[2]		1,500,000	2,774,550
			51,712,063
Total corporate bonds (cost—$43,667,744)			53,480,094
		Number of shares
Short term investments—30.2%
Investment companies—30.2%
State Street Institutional U.S. Government Money Market Fund, 5.190%[4] (cost—$112,229,368)		112,229,368	112,229,368
	Number of contracts	Notional amount
Equity and foreign exchange options purchased—0.2%
Call options—0.2%
Call Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 130.00, expires 12/20/24 (Counterparty: JPMCB)	233	30,290	456,776
Call Nikkei 225 Index, strike @ 32,000, expires 09/08/23 (Counterparty: JPMCB)	14	448,000	152,040
Call STOXX Europe 600 Basic Resources Index, strike @ 560, expires 09/15/23 (Counterparty: JPMCB)	122	68,320	155,601
Call STOXX Europe 600 Basic Resources Index, strike @ 570, expires 09/15/23 (Counterparty: JPMCB)	13	7,410	12,864
Total			777,281
Put options—0.0%†
Put Cinemark Holdings, Inc., strike @ 5.00, expires 01/19/24 (Counterparty: MSCI)	1,425	7,125	35,625
Put Transocean Ltd., strike @ 1.500, expires 01/19/24 (Counterparty: MSCI)	2,651	3,977	2,651
	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(continued)
Put options—(continued)
Put EURO STOXX 50 Index, strike @ 3,100, expires 06/21/24 (Counterparty: JPMCB)	22	$68,200	$6,482
Put EURO STOXX 50 Index, strike @ 3,200, expires 06/21/24 (Counterparty: JPMCB)	95	304,000	33,216
Put Carnival Corp., strike @ 5.00, expires 01/19/24 (Counterparty:MSCI)*	2,400	12,000	4,800
Put Royal Caribbean Cruises Ltd., strike @ $30.00, expires 01/19/24 (Counterparty: MSCI)	550	16,500	6,050
Put Live Nation Entertainment, Inc., strike @ $45.00, expires 01/19/24 (Counterparty: MSCI)*	35	1,575	175
Put SPDR S&P 500 ETF Trust, strike @ 385, expires 09/15/23 (Counterparty: MSCI)	45	17,325	2,025
Put United States Steel Corp., strike @ 15.00, expires 01/19/24 (Counterparty: MSCI)	75	1,125	1,200
Put SPDR S&P 500 ETF Trust, strike @ 395, expires 08/18/23 (Counterparty: MSCI)	19	7,505	228
Put EURO STOXX 50 Index, strike @ 3,400, expires 08/18/23 (Counterparty: JPMCB)	197	669,800	1,083
Put Amyris, Inc. strike @ 1.00, expires 01/19/24 (Counterparty:MSCI)	100	100	3,800
Put S&P 500 Index, strike @ 4,250.00, expires 08/18/23 (Counterparty: JPMCB)	14	59,500	3,528
Put S&P 500 Index, strike @ 4,250.00, expires 08/31/23 (Counterparty: JPMCB)	14	59,500	8,834
Put Invesco QQQ Trust, strike @ 358, expires 12/15/23 (Counterparty: MSCI)	6	2,148	4,716
Put Industrial Select Sector SPDR Fund, strike @ 103, expires 12/15/23 (Counterparty: MSCI)	49	5,047	7,350

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(concluded)
Put options—(concluded)
Put SPDR S&P 500 ETF Trust, strike @ 430, expires 12/15/23 (Counterparty: MSCI)	6	$2,580	$3,702
Total			125,465
Total equity and foreign exchange options purchased (cost—$1,174,877)			902,746
Total investments before investments sold short (cost—$341,094,485)—96.2%			357,652,963
		Number of shares
Investments sold short—(30.9%)
Common stocks—(28.7%)
Australia—(0.0%)†
APA Group		(10,274)	(69,010)
BrainChip Holdings Ltd.		(51,961)	(12,565)
			(81,575)
Canada—(4.9%)
Aecon Group, Inc.		(13,950)	(116,052)
Allied Properties Real Estate Investment Trust		(7,970)	(132,607)
Automotive Properties Real Estate Investment Trust		(3,350)	(29,825)
Ballard Power Systems, Inc.		(21,500)	(102,229)
Bank of Nova Scotia		(5,440)	(273,929)
Baytex Energy Corp.		(88,120)	(355,514)
BCE, Inc.		(11,470)	(495,455)
Boston Pizza Royalties Income Fund		(11,550)	(146,012)
Canadian National Railway Co.		(17,960)	(2,177,019)
Canadian Tire Corp. Ltd.		(3,660)	(502,683)
Canfor Corp.		(12,230)	(193,005)
Cargojet, Inc.		(2,680)	(196,999)
Cascades, Inc.		(29,940)	(272,915)
CT Real Estate Investment Trust		(23,710)	(273,843)
Descartes Systems Group, Inc.		(7,000)	(545,975)
Dream Office Real Estate Investment Trust		(13,980)	(144,714)
Enbridge, Inc.		(27,820)	(1,022,799)
EQB, Inc.		(3,860)	(227,768)
Fiera Capital Corp.		(49,150)	(243,765)
Filo Corp.		(9,700)	(183,459)
Gibson Energy, Inc.		(32,230)	(524,762)
Gildan Activewear, Inc.		(4,820)	(149,902)
goeasy Ltd.		(4,120)	(397,456)
Intact Financial Corp.		(4,150)	(613,098)
Interfor Corp.		(18,560)	(332,170)
iShares Core S&P/TSX Capped Composite Index ETF		(115,610)	(2,877,428)
Leon's Furniture Ltd.		(1,260)	(21,222)
Loblaw Cos. Ltd.		(6,860)	(608,668)
Maple Leaf Foods, Inc.		(25,660)	(535,520)
Mullen Group Ltd.		(22,760)	(273,745)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
NexGen Energy Ltd.	(87,700)	$(430,303)
Nexus Industrial REIT	(19,660)	(122,852)
NFI Group, Inc.	(6,310)	(51,680)
North West Co., Inc.	(6,830)	(166,263)
NorthWest Healthcare Properties Real Estate Investment Trust	(102,230)	(541,908)
Pan American Silver Corp.	(2,400)	(40,623)
Paramount Resources Ltd.	(9,850)	(232,832)
RioCan Real Estate Investment Trust	(47,680)	(724,972)
Sleep Country Canada Holdings, Inc.	(7,920)	(173,397)
SmartCentres Real Estate Investment Trust	(15,990)	(302,060)
TELUS Corp.	(44,570)	(793,617)
Whitecap Resources, Inc.	(71,330)	(569,601)
		(18,120,646)
China—(0.0%)†
NIO, Inc.	(5,717)	(87,470)
Prosus NV	(431)	(34,134)
		(121,604)
Denmark—(0.0%)†
Vestas Wind Systems AS	(352)	(9,434)
France—(0.1%)
Airbus SE	(2,150)	(316,719)
Gecina SA	(1,049)	(113,434)
		(430,153)
Germany—(0.4%)
adidas AG	(1,891)	(382,564)
Deutsche Boerse AG	(1,197)	(229,397)
HelloFresh SE	(1,313)	(37,405)
Mercer International, Inc.	(80,130)	(713,157)
		(1,362,523)
Hong Kong—(0.1%)
Prudential PLC	(11,871)	(164,915)
Italy—(0.1%)
Eni SpA	(14,975)	(228,600)
FinecoBank Banca Fineco SpA	(4,877)	(75,689)
Telecom Italia SpA	(372,113)	(107,317)
		(411,606)
Japan—(0.5%)
JTOWER, Inc.	(6,800)	(346,536)
Kawasaki Kisen Kaisha Ltd.	(21,900)	(659,163)
M3, Inc.	(22,700)	(520,649)
Orix JREIT, Inc.	(173)	(219,982)
Pacific Metals Co. Ltd.	(5,100)	(59,545)
Septeni Holdings Co. Ltd.	(39,300)	(111,879)
		(1,917,754)
Netherlands—(0.2%)
Aegon NV	(72,504)	(394,127)
Argenx SE	(628)	(315,552)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Netherlands—(concluded)
Ferrovial SE	(4,513)	$(149,556)
		(859,235)
South Korea—(0.2%)
Delivery Hero SE	(13,017)	(590,593)
Spain—(0.3%)
Cellnex Telecom SA	(19,337)	(789,635)
EDP Renovaveis SA	(8,449)	(161,362)
		(950,997)
Sweden—(0.3%)
EQT AB	(14,230)	(339,852)
PowerCell Sweden AB	(9,594)	(88,353)
Sagax AB	(29,055)	(645,612)
		(1,073,817)
United Kingdom—(0.2%)
Ceres Power Holdings PLC	(12,826)	(60,014)
ITM Power PLC	(57,980)	(68,888)
Ocado Group PLC	(51,647)	(621,982)
Petrofac Ltd.	(153,122)	(154,456)
		(905,340)
United States—(21.4%)
Albemarle Corp.	(1,015)	(215,464)
Alcoa Corp.	(17,603)	(637,053)
Allstate Corp.	(2,780)	(313,250)
Alnylam Pharmaceuticals, Inc.	(663)	(129,550)
Altair Engineering, Inc.	(2,368)	(177,458)
American Express Co.	(1,447)	(244,369)
American Water Works Co., Inc.	(1,784)	(263,015)
Amyris, Inc.	(161,751)	(143,441)
Asana, Inc.	(17,109)	(415,407)
Baker Hughes Co.	(13,847)	(495,584)
Bank OZK	(5,050)	(220,836)
Bills Holdings, Inc.	(93)	(11,657)
Bloomin' Brands, Inc.	(131,939)	(3,545,201)
Boyd Gaming Corp.	(3,570)	(243,902)
Bread Financial Holdings, Inc.	(3,418)	(142,086)
C3.ai, Inc.	(981)	(41,202)
Carter's, Inc.	(2,560)	(192,026)
Caterpillar, Inc.	(759)	(201,264)
CBRE Group, Inc.	(3,769)	(313,995)
Ceridian HCM Holding, Inc.	(1,279)	(90,566)
CH Robinson Worldwide, Inc.	(2,440)	(244,439)
Cheesecake Factory, Inc.	(5,930)	(218,105)
Cinemark Holdings, Inc.	(165,135)	(2,756,103)
Clear Channel Outdoor Holdings, Inc.	(91,516)	(164,729)
Coinbase Global, Inc.	(6,033)	(594,914)
Commercial Metals Co.	(6,734)	(385,319)
Copart, Inc.	(3,170)	(280,196)
Crowdstrike Holdings, Inc.	(6,283)	(1,015,710)
CSX Corp.	(9,170)	(305,544)
Deluxe Corp.	(7,270)	(138,057)
Dollar General Corp.	(3,023)	(510,464)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
DoorDash, Inc.	(2,412)	$(218,985)
Dynex Capital, Inc.	(46,655)	(608,848)
Energy Fuels, Inc.	(6,900)	(44,216)
Enphase Energy, Inc.	(2,243)	(340,555)
Equity Residential	(5,050)	(332,997)
Etsy, Inc.	(1,373)	(139,565)
Evolent Health, Inc.	(274)	(8,327)
Expeditors International of Washington, Inc.	(3,450)	(439,185)
First Hawaiian, Inc.	(10,980)	(227,176)
FirstEnergy Corp.	(20,899)	(823,212)
Floor & Decor Holdings, Inc.	(8,886)	(1,020,557)
Ford Motor Co.	(8,064)	(106,525)
Generac Holdings, Inc.	(395)	(60,712)
German American Bancorp, Inc.	(4,443)	(130,891)
G-III Apparel Group Ltd.	(7,740)	(160,295)
Graphic Packaging Holding Co.	(10,757)	(260,319)
Hawaiian Holdings, Inc.	(28,640)	(331,938)
Healthcare Realty Trust, Inc.	(5,420)	(105,853)
Helen of Troy Ltd.	(2,880)	(406,944)
Hilton Grand Vacations, Inc.	(7,692)	(357,678)
Home Depot, Inc.	(1,574)	(525,464)
Intrepid Potash, Inc.	(5,353)	(147,208)
Iron Mountain, Inc.	(2,630)	(161,482)
JB Hunt Transport Services, Inc.	(800)	(163,152)
Joby Aviation, Inc.	(17,748)	(158,845)
Kennametal, Inc.	(15,290)	(466,039)
Kinetik Holdings, Inc.	(359)	(12,924)
Knight-Swift Transportation Holdings, Inc.	(2,440)	(148,230)
Kroger Co.	(7,766)	(377,738)
Landstar System, Inc.	(880)	(179,159)
LendingClub Corp.	(9,013)	(75,619)
Life Time Group Holdings, Inc.	(20,784)	(375,983)
Lucid Group, Inc.	(71,258)	(542,273)
Lululemon Athletica, Inc.	(2,684)	(1,015,975)
Luminar Technologies, Inc.	(30,375)	(224,775)
MarineMax, Inc.	(4,720)	(190,358)
Markel Group, Inc.	(150)	(217,457)
NextDecade Corp.	(24,889)	(138,632)
NextEra Energy Partners LP	(10,119)	(550,980)
NIKE, Inc.	(7,027)	(775,711)
Norfolk Southern Corp.	(1,260)	(294,323)
NuScale Power Corp.	(26,022)	(197,247)
NVIDIA Corp.	(280)	(130,841)
Old Dominion Freight Line, Inc.	(510)	(213,940)
OneMain Holdings, Inc.	(4,760)	(216,485)
Oshkosh Corp.	(6,680)	(615,028)
PACCAR, Inc.	(2,520)	(217,048)
Palo Alto Networks, Inc.	(40,000)	(9,998,400)
Parsons Corp.	(22,735)	(1,123,564)
Patrick Industries, Inc.	(2,922)	(252,899)
Paylocity Holding Corp.	(1,511)	(342,770)
Plug Power, Inc.	(15,388)	(201,891)
Polaris, Inc.	(4,550)	(618,072)
Pool Corp.	(690)	(265,471)
PotlatchDeltic Corp.	(5,810)	(311,590)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Pure Storage, Inc.	(13,600)	$(503,064)
QuantumScape Corp.	(30,218)	(402,202)
Red Rock Resorts, Inc.	(10,199)	(494,651)
RH	(1,315)	(510,444)
Rivian Automotive, Inc.	(19,490)	(538,704)
ROBLOX Corp.	(14,059)	(551,816)
Roku, Inc.	(1,033)	(99,447)
Royal Caribbean Cruises Ltd.	(89,113)	(9,723,119)
Schneider National, Inc.	(4,110)	(126,629)
SeaWorld Entertainment, Inc.	(4,649)	(257,415)
SEI Investments Co.	(4,670)	(294,163)
ServisFirst Bancshares, Inc.	(5,570)	(332,418)
Sherwin-Williams Co.	(556)	(153,734)
Smartsheet, Inc.	(11,558)	(513,175)
Snap, Inc.	(36,226)	(411,527)
Snowflake, Inc.	(2,424)	(430,769)
SolarEdge Technologies, Inc.	(88)	(21,248)
Solid Power, Inc.	(48,700)	(139,282)
Sprouts Farmers Market, Inc.	(13,118)	(514,881)
Synchrony Financial	(7,090)	(244,889)
T Rowe Price Group, Inc.	(1,950)	(240,357)
Tellurian, Inc.	(144,107)	(247,864)
Terex Corp.	(1,374)	(80,558)
Tesla, Inc.	(917)	(245,233)
Toast, Inc.	(8,906)	(196,555)
Trade Desk, Inc.	(8,274)	(755,085)
Transocean Ltd.	(563,885)	(4,962,188)
Travelers Cos., Inc.	(1,790)	(308,972)
U.S. Steel Corp.	(230,502)	(5,877,801)
United Parcel Service, Inc.	(1,750)	(327,477)
Uranium Energy Corp.	(63,587)	(228,913)
Vistra Corp.	(6,163)	(172,934)
W R Berkley Corp.	(5,290)	(326,340)
Walmart, Inc.	(3,148)	(503,239)
Waste Management, Inc.	(1,420)	(232,582)
Wayfair, Inc.	(30,785)	(2,397,228)
Werner Enterprises, Inc.	(2,410)	(113,318)
Western Digital Corp.	(20,416)	(868,905)
Williams-Sonoma, Inc.	(3,674)	(509,363)
Wolfspeed, Inc.	(10,111)	(666,315)
YETI Holdings, Inc.	(18,481)	(787,291)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Zillow Group, Inc.	(14,032)	$(759,973)
Zoom Video Communications, Inc.	(5,468)	(401,078)
		(79,696,403)
Total common stocks (proceeds—$(93,090,798))		(106,696,595)
	Face amount
Corporate bonds—(0.0)%†
United States—(0.0)%†
Patrick Industries, Inc. 4.750%, due 05/01/29 (proceeds—$(98,000))	$(100,000)	(86,314)
	Number of shares
Exchange traded funds—(1.6)%
BMO S&P 500 Index ETF	(15,920)	(799,109)
SPDR S&P 500 ETF Trust	(1,113)	(509,520)
SPDR Bloomberg High Yield Bond ETF	(18,600)	(1,725,150)
iShares Russell 2000 ETF	(6,976)	(1,386,201)
SPDR Dow Jones Industrial Average ETF Trust	(2,530)	(899,592)
iShares U.S. Real Estate ETF	(2,680)	(235,974)
ARK Innovation ETF	(1,172)	(59,127)
Invesco Solar ETF	(5,279)	(361,823)
iShares Global Clean Energy ETF	(3,031)	(55,407)
Total exchange traded funds (proceeds—$(6,071,114))		(6,031,903)
Investment companies—(0.6)%
Consumer Staples Select Sector SPDR Fund	(1,463)	(110,822)
Industrial Select Sector SPDR Fund	(12,491)	(1,379,256)
Utilities Select Sector SPDR Fund	(9,801)	(657,353)
Total investment companies (proceeds—$(1,990,600))		(2,147,431)
Total investments sold short (proceeds—$(101,250,512))		(114,962,243)
Other assets in excess of liabilities—34.7%		129,133,003
Net assets—100.0%		$371,823,723

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Equity options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	32,620	233	Call Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 140.00	JPMCB	12/20/24	$84,398	$(248,754)	$(164,356)
JPY	462,000	14	Call Nikkei 225 Index, strike @ 33,000.00	JPMCB	09/08/23	66,274	(91,520)	(25,246)
Total						$150,672	$(340,274)	$(189,602)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Equity options written—(concluded)

Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	68,320	122	Put STOXX Europe 600 Basic Resources Index, strike @ 560.00	JPMCB	09/23/23	$189,697	$(125,420)	$64,277
EUR	7,410	13	Put STOXX Europe 600 Basic Resources Index, strike @ 570.00	JPMCB	09/23/23	18,103	(16,795)	1,308
EUR	6,555	69	Put Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 95.00	JPMCB	12/20/24	31,094	(3,490)	27,604
EUR	31,200	312	Put Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 100.00	JPMCB	12/20/24	106,368	(19,553)	86,815
EUR	25,630	233	Put Eurex Dow Jones EURO STOXX 50 Dividend Futures, strike @ 110.00	JPMCB	12/20/24	103,602	(22,288)	81,314
JPY	213,500	7	Put Nikkei 225 Index, strike @ 30,500.00	JPMCB	09/08/23	36,714	(4,625)	32,089
USD	6,840	19	Put SPDR S&P 500 ETF Trust, strike @ 360.00	MSCI	08/23/23	7,090	(95)	6,995
USD	17,577	279	Put Utilities Select Sector SPDR Fund, strike @ 63.00	MSCI	09/23/23	58,385	(8,370)	50,015
USD	12,871	211	Put Utilities Select Sector SPDR Fund, strike @ 61.00	MSCI	12/23/23	19,931	(11,394)	8,537
Total						$570,984	$(212,030)	$358,954
Total equity options written						$721,656	$(552,304)	$169,352

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
23	USD	CBOE Volatility Index Futures	October 2023	$495,813	$397,369	$(98,444)
304	EUR	EURO STOXX Bank Index Futures	September 2023	1,734,093	1,911,899	177,806
10	GBP	FTSE 100 Index Futures	September 2023	973,264	986,767	13,503
34	USD	S&P 500 E-Mini Index Futures	September 2023	7,723,976	7,844,650	120,674
197	EUR	VSTOXX Index Futures	October 2023	387,845	373,638	(14,207)
Total				$11,314,991	$11,514,323	$199,332
Index futures sell contracts:
23	USD	CBOE Volatility Index Futures	August 2023	$(458,507)	$(341,858)	$116,649
69	USD	E-Mini Russel 2000 Index Futures	September 2023	(6,538,324)	(6,946,920)	(408,596)
60	EUR	EURO STOXX 50 Index Futures	September 2023	(2,884,735)	(2,966,012)	(81,277)
25	USD	MSCI World Index Futures	September 2023	(2,277,657)	(2,392,500)	(114,843)
3	JPY	OSE Nikkei 225 Index Futures	September 2023	(668,531)	(701,367)	(32,836)
2	USD	S&P 500 E-Mini Index Futures	September 2023	(438,780)	(461,450)	(22,670)
7	JPY	TSE Mini Topix Index Futures	September 2023	(111,452)	(114,498)	(3,046)
197	EUR	VSTOXX Index Futures	August 2023	(355,099)	(353,061)	2,038
Interest rate futures sell contracts:
12	JPY	Japan Government Bond 10 Year Futures	September 2023	$(12,436,618)	$(12,382,525)	$54,093
Total				$(26,169,703)	$(26,660,191)	$(490,488)
Net unrealized appreciation (depreciation)						$(291,156)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio	Payments received by the Portfolio	Value	Unrealized appreciation (depreciation)
EUR	38,913	06/21/25	Annual	3.232%	12 Month EUR ESTR	$219,712	$219,712
EUR	5,960	09/20/25	Annual	3.546	12 Month EUR ESTR	(17,914)	(17,914)
GBP	23,500	06/19/25	Annual	12 Month GBP SONIA	5.078%	(107,752)	(107,752)
GBP	23,500	06/19/25	Annual	12 Month GBP SONIA	5.068	(110,472)	(110,472)
GBP	24,419	06/19/25	Annual	12 Month GBP SONIA	5.066	(115,499)	(115,499)
GBP	68,775	06/19/25	Annual	12 Month GBP SONIA	5.560	67,793	67,793
GBP	21,777	06/19/25	Annual	12 Month GBP SONIA	5.924	113,393	113,393
JPY	1,222,820	09/21/32	Annual	0.421	12 Month JPY TONA	180,225	180,225
JPY	1,222,820	09/21/32	Annual	12 Month JPY TONA	0.421	(3,182)	(3,182)
JPY	1,195,671	06/21/33	Annual	0.621	12 Month JPY TONA	96,046	96,046
JPY	445,643	09/20/33	Annual	0.619	12 Month JPY TONA	47,502	47,502
KRW	14,336,140	09/20/33	Quarterly	3 Month KRW COD Rate	3.305	(204,407)	(204,407)
MXN	27,946	05/16/33	Monthly	28 day TIIE-Banxico	8.540	27,004	27,004
MXN	15,455	05/16/33	Monthly	28 day TIIE-Banxico	8.540	14,934	14,934
MXN	41,401	05/16/33	Monthly	28 day TIIE-Banxico	8.580	46,601	46,601
MXN	27,739	05/16/33	Monthly	28 day TIIE-Banxico	8.560	29,014	29,014
Total						$282,998	$282,998

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payment made by the Portfolio[5]	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	15	07/11/24	Monthly	5.620%	Activision Blizzard, Inc.	$—	$155,598	$155,598
JPMCB	USD	45	07/11/24	Monthly	5.620	PNM Resources, Inc.	—	(32,802)	(32,802)
JPMCB	USD	8	07/11/24	Monthly	5.620	VMware, Inc.	—	129,589	129,589
JPMCB	GBP	69	07/11/24	Monthly	5.232	EMIS Group PLC	—	92,377	92,377
JPMCB	USD	20	07/11/24	Monthly	5.620	Black Knight, Inc.	—	233,965	233,965
JPMCB	USD	1	07/11/24	Monthly	Broadcom, Inc.	4.961%	—	(39,979)	(39,979)
JPMCB	USD	1	07/11/24	Monthly	Intercontinental Exchange, Inc.	5.020	—	(2,425)	(2,425)
JPMCB	USD	5	08/09/24	Monthly	5.620	iRobot Corp.	—	(27,708)	(27,708)
JPMCB	USD	9	09/30/24	Monthly	Provident Financial Services, Inc.	5.020	—	(22,384)	(22,384)
JPMCB	USD	11	09/30/24	Monthly	5.620	Lakeland Bancorp, Inc.	—	21,881	21,881
JPMCB	USD	104	10/18/24	Monthly	5.620	Albertsons Cos., Inc.	—	13,568	13,568
JPMCB	DKK	20	12/16/24	Monthly	3.963	Chr Hansen Holding A/S	—	99,505	99,505
JPMCB	DKK	30	12/16/24	Monthly	Novozymes A/S	2.982	—	(91,082)	(91,082)
JPMCB	USD	10	12/16/24	Monthly	5.620	Horizon Therapeutics PLC	—	(24,281)	(24,281)
JPMCB	USD	54	02/13/25	Monthly	5.620	NuVasive, Inc.	—	109,224	109,224
JPMCB	USD	38	02/13/25	Monthly	Globus Medical, Inc., Class A	5.020	—	(134,943)	(134,943)
MSCI	EUR	41	02/26/25	Monthly	3.489	Engie SA	—	(3,077)	(3,077)
MSCI	EUR	73	02/26/25	Monthly	3.489	Siemens Energy AG	—	(6,084)	(6,084)
MSCI	EUR	40	02/26/25	Monthly	3.489	Veolia Environnement SA	—	23,276	23,276
MSCI	EUR	2	02/26/25	Monthly	3.489	CRH PLC	—	6,557	6,557

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

OTC Total return swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payment made by the Portfolio[5]	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	CAD	7	03/03/25	Monthly	5.770%	Uni-Select, Inc.	$—	$5,555	$5,555
MSCI	USD	1	03/06/25	Monthly	Utility Index	5.080%	—	(7,503)	(7,503)
MSCI	GBP	12	03/10/25	Monthly	4.932	SSE PLC	—	(14,290)	(14,290)
MSCI	EUR	1	03/10/25	Monthly	STOXX Europe 600 Industrial Goods & Services Index	3.489	—	(24,960)	(24,960)
MSCI	GBP	20	03/10/25	Monthly	4.932	National Grid PLC	—	3,609	3,609
MSCI	EUR	1	03/10/25	Monthly	Eurex STOXX 600 Utilities Index	3.489	—	(4,763)	(4,763)
MSCI	GBP	11	03/10/25	Monthly	4.932	Shell PLC	—	8,285	8,285
MSCI	KRW	3	03/12/25	Monthly	5.080	SK Innovation Co. Ltd.	—	102,773	102,773
JPMCB	USD	7	03/17/25	Monthly	5.620	Seagen, Inc.	—	(881)	(881)
JPMCB	USD	20	04/14/25	Monthly	5.620	National Instruments Corp.	—	31,783	31,783
JPMCB	USD	13	05/08/25	Monthly	5.620	Amedisys, Inc.	—	(5,879)	(5,879)
JPMCB	USD	11	05/27/25	Monthly	Chevron Corp.	5.020	—	(121,491)	(121,491)
JPMCB	USD	25	05/27/25	Monthly	5.620	PDC Energy, Inc.	—	125,021	125,021
JPMCB	USD	29	06/16/25	Monthly	5.620	Chinook Therapeutics, Inc.	—	(1,156)	(1,156)
JPMCB	USD	26	06/23/25	Monthly	5.620	DICE Therapeutics, Inc.	—	12,437	12,437
JPMCB	USD	9	07/07/25	Monthly	5.620	American Equity Investment Life Holding Co.	—	2,947	2,947
JPMCB	USD	1	07/07/25	Monthly	Brookfield Asset Management	5.020	—	(825)	(825)
JPMCB	USD	9	07/21/25	Monthly	0.000	Extra Space Storage, Inc.	—	(77,802)	(77,802)
JPMCB	USD	9	07/21/25	Monthly	Extra Space Storage, Inc.	0.000	—	80,204	80,204
JPMCB	USD	6	07/28/25	Monthly	Exxon Mobil Corp.	5.020	—	(7,243)	(7,243)
JPMCB	USD	7	07/28/25	Monthly	5.620	Denbury, Inc.	—	6,725	6,725
JPMCB	USD	7	08/01/25	Monthly	0	Reata Pharmaceuticals, Inc.	—	(1,981)	(1,981)
JPMCB	USD	7	05/25/23	Monthly	5.670	GCI Liberty, Inc.	—	329	329
MSCI	USD	3	10/24/23	Monthly	1 Month USD LIBOR	MSCBL3ES Index	—	(519)	(519)
GS	USD	3	10/26/23	Monthly	1 Month USD LIBOR	GS FX Intraday	—	(564)	(564)
GS	USD	—	10/26/23	Monthly	1 Month USD LIBOR	GS FX Intraday	—	(12)	(12)
MSCI	USD	2	11/21/23	Monthly	1 Month USD LIBOR	MSESLRLS Index	—	1,872	1,872
MSCI	USD	9	12/19/23	Monthly	1 Month USD LIBOR	S&P 500 Index	—	1,305	1,305
							$—	$613,751	$613,751

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	BRL	697,000	USD	140,282	09/15/23	$(6,010)
BB	PEN	599,000	USD	167,698	10/20/23	2,365
BB	THB	5,022,000	USD	148,209	08/08/23	1,420
BB	TWD	9,006,000	USD	295,968	08/14/23	8,980
BB	USD	161,918	BRL	808,000	10/13/23	6,945

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	67,152	GBP	51,700	10/19/23	$(788)
BB	USD	292,858	PEN	1,044,000	09/22/23	(4,238)
BNP	AUD	213,000	USD	143,152	09/29/23	(203)
BNP	AUD	248,000	USD	165,836	10/13/23	(1,151)
BNP	CAD	190,000	USD	144,002	09/21/23	(183)
BNP	CHF	260,000	USD	295,214	08/14/23	(3,282)
BNP	CHF	298,000	USD	334,822	10/10/23	(9,406)
BNP	CLP	115,670,000	USD	142,806	09/08/23	5,480
BNP	COP	597,683,000	USD	147,539	09/22/23	(2,724)
BNP	COP	596,306,000	USD	146,573	09/29/23	(3,063)
BNP	CZK	3,176,000	USD	143,879	09/08/23	(2,076)
BNP	CZK	3,086,000	USD	142,373	09/29/23	671
BNP	CZK	7,305,000	USD	334,376	10/27/23	(716)
BNP	GBP	114,000	USD	147,097	09/15/23	766
BNP	IDR	2,190,230,000	USD	145,902	09/05/23	695
BNP	IDR	2,149,825,000	USD	144,303	09/08/23	1,777
BNP	INR	12,031,000	USD	145,017	08/04/23	(1,250)
BNP	INR	12,024,000	USD	145,139	08/14/23	(999)
BNP	INR	12,136,000	USD	147,499	08/25/23	49
BNP	INR	23,903,000	USD	290,106	09/08/23	(182)
BNP	INR	23,589,000	USD	285,554	09/15/23	(854)
BNP	INR	23,432,000	USD	285,664	09/29/23	1,296
BNP	NOK	3,085,000	USD	280,075	08/14/23	(24,450)
BNP	NOK	3,221,000	USD	302,638	08/25/23	(15,427)
BNP	PEN	603,000	USD	166,231	10/27/23	(149)
BNP	PLN	593,000	USD	146,315	09/15/23	(1,401)
BNP	PLN	579,000	USD	143,992	09/29/23	(146)
BNP	SEK	1,513,000	USD	147,477	08/04/23	3,730
BNP	SEK	1,541,000	USD	144,474	09/15/23	(2,231)
BNP	SGD	225,000	USD	167,023	10/10/23	(2,738)
BNP	SGD	223,000	USD	168,598	10/27/23	206
BNP	TWD	9,042,000	USD	296,120	08/04/23	8,330
BNP	TWD	4,506,000	USD	147,885	08/25/23	4,106
BNP	TWD	8,954,000	USD	295,298	09/01/23	9,352
BNP	TWD	8,890,000	USD	291,792	09/08/23	7,652
BNP	TWD	8,792,000	USD	289,090	09/15/23	7,848
BNP	TWD	8,868,000	USD	287,528	09/28/23	3,418
BNP	TWD	10,346,000	USD	333,294	10/11/23	1,318
BNP	TWD	5,259,000	USD	169,374	10/27/23	301
BNP	USD	140,974	AUD	211,000	09/15/23	968
BNP	USD	141,273	BRL	697,000	09/15/23	5,019
BNP	USD	168,321	CAD	222,000	10/19/23	209
BNP	USD	293,373	CHF	262,000	09/08/23	8,224
BNP	USD	143,863	CLP	115,670,000	09/08/23	(6,536)
BNP	USD	142,830	COP	658,193,000	08/18/23	24,261

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	USD	143,219	COP	663,941,000	08/25/23	$24,993
BNP	USD	166,664	COP	679,601,000	10/23/23	2,852
BNP	USD	162,061	COP	663,447,000	10/27/23	3,261
BNP	USD	141,792	CZK	3,127,000	08/14/23	2,059
BNP	USD	149,834	CZK	3,244,000	09/01/23	(712)
BNP	USD	141,391	CZK	3,086,000	09/29/23	311
BNP	USD	80,961	EUR	73,000	10/19/23	(392)
BNP	USD	294,577	GBP	236,000	08/04/23	8,296
BNP	USD	293,255	GBP	232,000	08/14/23	4,500
BNP	USD	145,852	INR	12,024,000	08/14/23	286
BNP	USD	145,724	INR	12,035,000	08/18/23	529
BNP	USD	145,916	INR	12,136,000	08/25/23	1,533
BNP	USD	145,608	INR	12,094,000	09/01/23	1,300
BNP	USD	288,232	INR	23,903,000	09/08/23	2,057
BNP	USD	286,295	INR	23,581,000	09/22/23	(52)
BNP	USD	331,041	INR	27,306,000	10/10/23	220
BNP	USD	328,937	INR	27,202,000	10/13/23	1,030
BNP	USD	334,728	INR	27,487,000	10/27/23	(1,460)
BNP	USD	294,278	NOK	3,221,000	08/25/23	23,788
BNP	USD	145,313	NOK	1,599,000	09/08/23	12,655
BNP	USD	288,182	NOK	3,064,000	09/22/23	14,622
BNP	USD	147,001	PEN	537,000	09/01/23	1,681
BNP	USD	139,799	SEK	1,513,000	08/04/23	3,949
BNP	USD	332,145	SEK	3,538,000	10/13/23	5,104
BNP	USD	144,567	SGD	195,000	09/08/23	2,333
BNP	USD	145,736	SGD	193,000	09/29/23	(196)
BNP	USD	297,260	TWD	9,042,000	08/04/23	(9,472)
BNP	USD	294,813	TWD	9,006,000	08/14/23	(7,826)
BNP	USD	295,531	TWD	9,014,000	08/18/23	(8,152)
BNP	USD	289,612	TWD	8,954,000	09/01/23	(3,666)
BNP	USD	284,704	TWD	8,890,000	09/08/23	(1,564)
BNP	USD	284,761	TWD	8,868,000	09/28/23	(652)
BNP	USD	166,791	ZAR	3,017,000	10/20/23	705
BNP	ZAR	2,607,000	USD	144,512	09/22/23	(590)
BOA	CAD	194,000	USD	146,391	09/07/23	(803)
BOA	CNY	1,205,000	USD	167,466	10/10/23	(2,350)
BOA	COP	1,379,382,000	USD	306,996	08/04/23	(44,596)
BOA	COP	658,193,000	USD	154,835	08/18/23	(12,256)
BOA	COP	663,941,000	USD	156,798	08/25/23	(11,415)
BOA	EUR	300,000	USD	331,546	10/13/23	536
BOA	EUR	300,000	USD	338,664	10/20/23	7,540
BOA	NZD	242,000	USD	146,349	09/01/23	(3,965)
BOA	PEN	545,000	USD	147,357	08/04/23	(3,844)
BOA	PEN	541,000	USD	145,665	08/14/23	(4,322)
BOA	PEN	537,000	USD	144,959	09/01/23	(3,723)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	PEN	532,000	USD	143,049	09/08/23	$(4,173)
BOA	PEN	1,044,000	USD	285,402	09/15/23	(3,364)
BOA	USD	143,265	CAD	191,000	09/14/23	1,666
BOA	USD	166,082	CAD	220,000	10/06/23	900
BOA	USD	142,903	CNY	1,031,000	09/08/23	1,906
BOA	USD	288,152	COP	1,379,382,000	08/04/23	63,438
BOA	USD	286,468	COP	1,294,924,000	09/01/23	40,948
BOA	USD	139,604	COP	597,005,000	09/15/23	10,770
BOA	USD	140,326	COP	597,683,000	09/22/23	9,937
BOA	USD	293,563	EUR	266,000	09/15/23	(472)
BOA	USD	295,366	EUR	262,000	09/22/23	(6,582)
BOA	USD	294,445	NOK	3,156,000	08/04/23	16,974
BOA	USD	143,337	NZD	237,000	08/04/23	3,864
BOA	USD	146,148	PEN	545,000	08/04/23	5,053
BOA	USD	145,965	PEN	532,000	09/08/23	1,257
BOA	USD	285,636	PEN	1,044,000	09/15/23	3,130
CITI	CHF	290,000	USD	340,836	10/20/23	5,494
CITI	COP	597,005,000	USD	140,958	09/15/23	(9,416)
CITI	CZK	7,153,000	USD	328,654	10/13/23	372
CITI	EUR	51,900	USD	58,409	10/19/23	1,127
CITI	GBP	232,000	USD	288,568	08/14/23	(9,188)
CITI	INR	12,094,000	USD	147,174	09/01/23	266
CITI	INR	23,581,000	USD	286,806	09/22/23	562
CITI	MXN	2,620,000	USD	151,181	08/25/23	(4,657)
CITI	MXN	2,455,000	USD	144,847	09/22/23	(418)
CITI	PLN	583,000	USD	147,121	09/22/23	1,942
CITI	SEK	1,493,000	USD	146,903	08/14/23	4,988
CITI	USD	141,305	BRL	686,000	09/22/23	2,524
CITI	USD	302,329	CHF	258,000	09/22/23	(4,882)
CITI	USD	161,251	COP	686,971,000	10/13/23	10,528
CITI	USD	145,073	CZK	3,154,000	09/15/23	(169)
CITI	USD	144,327	GBP	116,000	09/08/23	4,567
CITI	USD	284,842	INR	23,432,000	09/29/23	(474)
CITI	USD	335,381	INR	27,605,000	10/20/23	(604)
CITI	USD	140,905	MXN	2,455,000	09/22/23	4,360
CITI	USD	165,241	MXN	2,816,000	10/20/23	511
CITI	USD	145,395	PLN	611,000	08/25/23	6,960
CITI	USD	143,724	PLN	605,000	09/11/23	7,008
GS	CAD	199,000	USD	151,752	08/31/23	777
GS	CHF	264,000	USD	295,798	08/25/23	(7,648)
GS	CHF	262,000	USD	292,066	09/08/23	(9,532)
GS	CHF	258,000	USD	290,322	09/22/23	(7,124)
GS	CHF	256,000	USD	288,998	09/29/23	(6,368)
GS	CNY	1,200,000	USD	169,384	10/27/23	(37)
GS	CZK	7,108,000	USD	335,120	10/20/23	8,984

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GS	MXN	2,574,000	USD	148,622	09/01/23	$(4,291)
GS	MXN	2,523,000	USD	146,180	09/08/23	(3,511)
GS	MXN	2,477,000	USD	143,307	09/15/23	(3,457)
GS	MXN	2,444,000	USD	143,654	09/29/23	(766)
GS	NOK	3,156,000	USD	284,318	08/04/23	(27,102)
GS	NOK	3,102,000	USD	288,432	08/22/23	(17,853)
GS	NOK	3,260,000	USD	305,656	09/01/23	(16,336)
GS	NOK	1,599,000	USD	150,152	09/08/23	(7,816)
GS	SEK	1,513,000	USD	146,854	08/21/23	2,989
GS	SGD	192,000	USD	143,751	09/15/23	(938)
GS	THB	4,948,000	USD	144,509	09/15/23	(636)
GS	THB	5,806,000	USD	169,672	10/27/23	(1,325)
GS	USD	146,453	CAD	198,000	08/24/23	3,748
GS	USD	143,417	CAD	188,000	09/28/23	(737)
GS	USD	289,041	CHF	260,000	08/14/23	9,456
GS	USD	296,208	CHF	264,000	08/25/23	7,236
GS	USD	299,396	CHF	266,000	09/01/23	6,576
GS	USD	145,157	CNY	1,031,000	09/28/23	(45)
GS	USD	147,294	CZK	3,121,000	09/22/23	(3,946)
GS	USD	144,249	MXN	2,637,000	08/04/23	13,178
GS	USD	140,351	MXN	2,444,000	09/29/23	4,069
GS	USD	163,206	MXN	2,834,000	10/10/23	3,915
GS	USD	162,220	MXN	2,819,000	10/13/23	3,925
GS	USD	165,279	MXN	2,827,000	10/27/23	905
GS	USD	293,586	NOK	3,102,000	08/22/23	12,698
GS	USD	294,060	NOK	3,260,000	09/01/23	27,932
GS	USD	287,572	NOK	3,090,000	09/15/23	17,748
GS	USD	286,399	NOK	3,052,000	09/29/23	15,272
GS	USD	333,382	NOK	3,547,000	10/10/23	17,299
GS	USD	143,408	SEK	1,526,000	09/29/23	1,966
GS	USD	146,784	THB	5,036,000	09/29/23	1,141
GSI	BRL	714,000	USD	145,351	09/11/23	(4,601)
GSI	BRL	686,000	USD	140,920	09/22/23	(2,909)
GSI	BRL	681,000	USD	141,971	09/29/23	(657)
GSI	COP	1,294,924,000	USD	307,650	09/01/23	(19,768)
GSI	COP	1,238,724,000	USD	295,344	09/08/23	(17,252)
GSI	KRW	189,267,000	USD	145,980	09/08/23	(2,811)
GSI	TWD	8,872,000	USD	288,230	09/26/23	4,060
GSI	USD	140,736	BRL	681,000	09/29/23	1,892
GSI	USD	162,843	BRL	804,000	10/10/23	5,262
GSI	USD	165,465	BRL	809,000	10/20/23	3,425
GSI	USD	165,051	BRL	795,000	10/27/23	738
GSI	USD	166,326	CLP	137,571,000	10/20/23	(3,701)
GSI	USD	166,291	CLP	139,223,000	10/30/23	(1,886)
GSI	USD	140,846	COP	596,306,000	09/29/23	8,790

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	USD	162,904	COP	687,584,000	10/10/23	$9,156
GSI	USD	142,808	IDR	2,149,825,000	09/08/23	(282)
GSI	USD	164,259	IDR	2,498,376,000	10/13/23	1,339
GSI	USD	145,948	TWD	4,506,000	08/25/23	(2,169)
HSBC	COP	1,335,506,000	USD	309,006	08/14/23	(30,420)
HSBC	CZK	3,244,000	USD	145,688	09/01/23	(3,434)
HSBC	EUR	266,000	USD	288,864	09/15/23	(4,226)
HSBC	EUR	3,116,990	USD	3,512,645	10/19/23	72,443
HSBC	MXN	2,637,000	USD	148,176	08/04/23	(9,250)
HSBC	MXN	2,554,000	USD	145,661	08/18/23	(6,439)
HSBC	NOK	3,090,000	USD	296,460	09/15/23	(8,858)
HSBC	PEN	1,044,000	USD	284,624	09/22/23	(3,996)
HSBC	PHP	8,132,000	USD	146,312	08/03/23	(1,744)
HSBC	PLN	611,000	USD	149,970	08/25/23	(2,385)
HSBC	PLN	618,000	USD	152,173	09/01/23	(1,872)
HSBC	PLN	605,000	USD	147,458	09/11/23	(3,275)
HSBC	SGD	196,000	USD	147,239	08/04/23	(171)
HSBC	SGD	194,000	USD	146,676	08/14/23	701
HSBC	SGD	198,000	USD	146,695	09/01/23	(2,415)
HSBC	SGD	195,000	USD	145,115	09/08/23	(1,785)
HSBC	SGD	221,000	USD	165,299	10/13/23	(1,469)
HSBC	SGD	444,000	USD	337,286	10/20/23	2,128
HSBC	THB	5,031,000	USD	145,887	09/08/23	(1,595)
HSBC	THB	5,794,000	USD	167,653	10/10/23	(2,715)
HSBC	THB	5,763,000	USD	169,921	10/20/23	303
HSBC	TWD	9,014,000	USD	295,144	08/18/23	7,764
HSBC	USD	288,977	COP	1,335,506,000	08/14/23	50,450
HSBC	USD	285,060	COP	1,238,724,000	09/08/23	27,536
HSBC	USD	141,837	CZK	3,155,000	08/04/23	3,361
HSBC	USD	145,296	EUR	134,000	08/18/23	2,150
HSBC	USD	145,740	IDR	2,168,465,000	08/21/23	(1,964)
HSBC	USD	146,152	INR	12,031,000	08/04/23	115
HSBC	USD	146,280	KRW	189,267,000	09/08/23	2,512
HSBC	USD	143,349	MXN	2,620,000	08/25/23	12,489
HSBC	USD	143,857	MXN	2,574,000	09/01/23	9,056
HSBC	USD	140,528	MXN	2,477,000	09/15/23	6,236
HSBC	USD	293,937	NOK	3,085,000	08/14/23	10,588
HSBC	USD	331,814	NOK	3,456,000	10/13/23	9,890
HSBC	USD	35,350	NOK	351,600	10/19/23	(582)
HSBC	USD	146,071	PEN	541,000	08/14/23	3,916
HSBC	USD	143,878	PHP	8,132,000	08/03/23	4,177
HSBC	USD	142,902	PLN	583,000	09/22/23	2,276
HSBC	USD	142,380	PLN	579,000	09/29/23	1,757
HSBC	USD	165,506	PLN	680,000	10/10/23	3,690
HSBC	USD	145,034	SGD	196,000	08/04/23	2,376

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
HSBC	USD	144,207	SGD	194,000	08/14/23	$1,768
HSBC	USD	143,434	SGD	192,000	09/15/23	1,254
HSBC	USD	146,432	SGD	193,000	09/22/23	(941)
HSBC	USD	142,938	THB	4,940,000	08/15/23	1,550
HSBC	USD	145,164	THB	5,031,000	09/08/23	2,317
HSBC	USD	146,487	THB	4,981,000	09/22/23	(276)
HSBC	USD	163,545	ZAR	3,083,000	10/13/23	7,725
HSBC	ZAR	2,778,000	USD	146,955	09/08/23	(7,861)
HSBC	ZAR	2,672,000	USD	142,147	09/15/23	(6,668)
JPMCB	AUD	221,000	USD	146,695	08/25/23	(1,868)
JPMCB	AUD	211,000	USD	143,412	09/15/23	1,471
JPMCB	AUD	249,000	USD	166,754	10/10/23	(890)
JPMCB	CHF	262,000	USD	296,596	08/21/23	(4,420)
JPMCB	CHF	260,000	USD	290,166	09/15/23	(9,358)
JPMCB	CHF	143,100	USD	168,193	10/19/23	2,739
JPMCB	CHF	292,000	USD	339,544	10/27/23	1,640
JPMCB	CNY	1,031,000	USD	145,772	09/08/23	963
JPMCB	CNY	1,031,000	USD	144,070	09/28/23	(1,042)
JPMCB	CNY	1,190,000	USD	166,427	10/13/23	(1,329)
JPMCB	CNY	1,208,000	USD	169,694	10/20/23	(728)
JPMCB	CZK	3,155,000	USD	146,095	08/04/23	897
JPMCB	CZK	3,127,000	USD	145,611	08/14/23	1,760
JPMCB	CZK	3,154,000	USD	142,660	09/15/23	(2,244)
JPMCB	EUR	134,000	USD	146,722	08/18/23	(724)
JPMCB	EUR	137,000	USD	147,234	09/01/23	(3,614)
JPMCB	EUR	135,000	USD	145,215	09/08/23	(3,481)
JPMCB	EUR	262,000	USD	287,962	09/29/23	(924)
JPMCB	EUR	306,000	USD	334,794	10/10/23	(2,788)
JPMCB	EUR	48,700	USD	54,431	10/19/23	682
JPMCB	GBP	234,000	USD	294,312	08/18/23	(6,016)
JPMCB	GBP	236,000	USD	301,842	08/25/23	(1,062)
JPMCB	GBP	236,000	USD	300,636	09/01/23	(2,278)
JPMCB	GBP	742,710	USD	973,572	10/19/23	20,202
JPMCB	GBP	131,000	USD	168,457	10/27/23	303
JPMCB	JPY	20,360,000	USD	148,714	09/22/23	4,460
JPMCB	SGD	193,000	USD	143,509	09/29/23	(2,030)
JPMCB	THB	4,940,000	USD	148,085	08/15/23	3,597
JPMCB	THB	4,981,000	USD	144,742	09/22/23	(1,470)
JPMCB	THB	5,036,000	USD	144,164	09/29/23	(3,761)
JPMCB	THB	5,748,000	USD	166,396	10/16/23	(2,716)
JPMCB	USD	144,596	AUD	213,000	09/29/23	(1,242)
JPMCB	USD	291,624	CHF	262,000	08/21/23	9,394
JPMCB	USD	296,798	CHF	256,000	09/29/23	(1,432)
JPMCB	USD	34,638	CHF	29,400	10/19/23	(645)
JPMCB	USD	150,368	EUR	137,000	09/01/23	480

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	USD	147,469	EUR	135,000	09/08/23	$1,227
JPMCB	USD	293,873	GBP	234,000	08/18/23	6,454
JPMCB	USD	253,530	GBP	202,750	08/31/23	6,705
JPMCB	USD	143,425	GBP	114,000	09/15/23	2,905
JPMCB	USD	182,342	GBP	142,452	09/29/23	517
JPMCB	USD	98,529	GBP	76,200	10/19/23	(717)
JPMCB	USD	162,878	HUF	57,747,000	10/10/23	(1,293)
JPMCB	USD	145,898	JPY	20,360,000	09/22/23	(1,644)
JPMCB	USD	144,888	JPY	20,504,000	09/29/23	547
JPMCB	USD	143,778	NZD	234,000	08/18/23	1,564
JPMCB	USD	144,828	NZD	234,000	08/25/23	515
JPMCB	USD	147,486	NZD	238,000	09/08/23	344
JPMCB	USD	145,497	SEK	1,556,000	08/25/23	2,485
JPMCB	USD	144,097	SEK	1,539,000	09/22/23	2,466
JPMCB	USD	11,317	SEK	116,400	10/19/23	(218)
JPMCB	USD	147,045	SGD	198,000	09/01/23	2,065
JPMCB	USD	144,993	THB	5,022,000	08/08/23	1,796
JPMCB	USD	142,843	THB	4,948,000	09/15/23	2,303
MSCI	CAD	198,000	USD	149,939	08/24/23	(262)
MSCI	CAD	191,000	USD	144,034	09/14/23	(897)
MSCI	CAD	188,000	USD	142,933	09/28/23	253
MSCI	CHF	132,000	USD	148,258	08/04/23	(3,126)
MSCI	CHF	266,000	USD	296,446	09/01/23	(9,526)
MSCI	CHF	290,000	USD	331,950	10/13/23	(3,144)
MSCI	CLP	328,347,868	USD	402,748	09/15/23	13,201
MSCI	CNY	2,620,168	USD	370,491	09/15/23	2,207
MSCI	CZK	6,437,000	USD	291,706	08/25/23	(4,279)
MSCI	CZK	3,121,000	USD	143,047	09/22/23	(301)
MSCI	CZK	7,257,000	USD	331,146	10/10/23	(1,945)
MSCI	DKK	1,134,900	USD	171,771	10/19/23	3,541
MSCI	EUR	136,000	USD	147,297	08/25/23	(2,399)
MSCI	EUR	262,000	USD	287,862	09/22/23	(922)
MSCI	EUR	304,000	USD	337,892	10/27/23	2,238
MSCI	GBP	116,000	USD	147,480	09/08/23	(1,415)
MSCI	INR	12,035,000	USD	145,741	08/18/23	(512)
MSCI	JPY	20,504,000	USD	146,479	09/29/23	1,043
MSCI	KRW	715,959,654	USD	551,531	08/10/23	(10,412)
MSCI	MXN	2,600,000	USD	147,058	08/14/23	(7,892)
MSCI	NOK	3,064,000	USD	305,520	09/22/23	2,716
MSCI	NOK	3,052,000	USD	303,838	09/29/23	2,166
MSCI	NOK	671,900	USD	67,501	10/19/23	1,061
MSCI	NZD	237,000	USD	146,692	08/04/23	(509)
MSCI	NZD	231,000	USD	146,160	08/14/23	2,683
MSCI	NZD	234,000	USD	146,137	08/18/23	795

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	NZD	234,000	USD	146,007	08/25/23	$664
MSCI	NZD	238,000	USD	144,707	09/08/23	(3,124)
MSCI	SEK	1,556,000	USD	147,032	08/25/23	(950)
MSCI	SEK	1,567,000	USD	144,747	09/08/23	(4,382)
MSCI	SEK	1,539,000	USD	151,380	09/22/23	4,816
MSCI	SEK	1,526,000	USD	147,309	09/29/23	1,935
MSCI	SEK	2,736,415	USD	268,079	10/19/23	7,175
MSCI	TWD	10,336,000	USD	331,984	10/13/23	248
MSCI	TWD	5,214,000	USD	169,810	10/20/23	2,325
MSCI	USD	146,818	CAD	199,000	08/31/23	4,157
MSCI	USD	144,910	CAD	194,000	09/07/23	2,284
MSCI	USD	143,937	CAD	190,000	09/21/23	248
MSCI	USD	165,222	CAD	219,000	10/12/23	1,014
MSCI	USD	146,656	CHF	132,000	08/04/23	4,728
MSCI	USD	296,718	CHF	260,000	09/15/23	2,806
MSCI	USD	3,647	CHF	3,100	10/19/23	(63)
MSCI	USD	54,358	CLP	45,157,908	09/15/23	(783)
MSCI	USD	370,118	CNY	2,659,485	09/15/23	3,693
MSCI	USD	295,402	CZK	6,437,000	08/25/23	584
MSCI	USD	145,099	CZK	3,176,000	09/08/23	856
MSCI	USD	5,318	DKK	35,400	10/19/23	(71)
MSCI	USD	149,213	EUR	136,000	08/25/23	484
MSCI	USD	290,814	EUR	262,000	09/29/23	(1,928)
MSCI	USD	145,923	IDR	2,190,230,000	09/05/23	(715)
MSCI	USD	285,356	INR	23,590,000	09/15/23	1,052
MSCI	USD	155,495	KRW	203,914,583	08/10/23	4,554
MSCI	USD	143,864	MXN	2,600,000	08/14/23	11,085
MSCI	USD	143,520	MXN	2,554,000	08/18/23	8,581
MSCI	USD	142,035	MXN	2,523,000	09/08/23	7,656
MSCI	USD	337,242	NOK	3,380,000	10/20/23	(3,004)
MSCI	USD	168,150	NOK	1,688,000	10/27/23	(1,207)
MSCI	USD	140,466	NZD	231,000	08/14/23	3,011
MSCI	USD	149,733	NZD	242,000	09/01/23	581
MSCI	USD	145,497	PLN	603,000	08/18/23	4,918
MSCI	USD	145,504	PLN	618,000	09/01/23	8,541
MSCI	USD	138,367	SEK	1,493,000	08/14/23	3,549
MSCI	USD	141,243	SEK	1,513,000	08/21/23	2,622
MSCI	USD	145,415	SEK	1,567,000	09/08/23	3,714
MSCI	USD	144,042	SEK	1,541,000	09/15/23	2,662
MSCI	USD	166,896	SEK	1,804,000	10/10/23	5,044
MSCI	USD	7,468	SEK	76,200	10/19/23	(201)
MSCI	USD	337,710	SEK	3,429,000	10/20/23	(10,757)
MSCI	USD	336,718	SEK	3,484,000	10/27/23	(4,424)
MSCI	USD	281,766	TWD	8,792,000	09/15/23	(526)
MSCI	USD	288,266	TWD	8,872,000	09/26/23	(4,096)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	USD	143,257	ZAR	2,778,000	09/08/23	$11,559
MSCI	USD	141,969	ZAR	2,672,000	09/15/23	6,846
MSCI	USD	142,268	ZAR	2,607,000	09/22/23	2,835
MSCI	USD	166,428	ZAR	2,969,000	10/27/23	(1,702)
SG	AUD	211,000	USD	143,771	09/22/23	1,796
SG	AUD	704,770	USD	485,536	10/19/23	10,897
SG	AUD	247,000	USD	168,700	10/20/23	2,349
SG	GBP	236,000	USD	292,004	08/04/23	(10,870)
SG	IDR	2,168,465,000	USD	145,799	08/21/23	2,022
SG	PLN	603,000	USD	145,153	08/18/23	(5,262)
SG	SGD	193,000	USD	144,369	09/22/23	(1,122)
SG	USD	150,478	AUD	221,000	08/25/23	(1,915)
SG	USD	143,982	AUD	211,000	09/22/23	(2,007)
SG	USD	142,686	BRL	714,000	09/11/23	7,266
SG	USD	292,717	GBP	236,000	08/25/23	10,188
SG	USD	292,098	GBP	236,000	09/01/23	10,816
SG	USD	164,732	HUF	56,019,000	10/20/23	(8,257)
SG	USD	142,557	PLN	593,000	09/15/23	5,159
Net unrealized appreciation (depreciation)						$475,991

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$160,742,647	$43	$—	$160,742,690
Preferred stocks	792,534	—	—	792,534
Exchange traded funds	1,497,418	—	—	1,497,418
Investment companies	28,008,113	—	—	28,008,113
Corporate bonds	—	53,480,094	—	53,480,094
Short-term investments
Investment companies	—	112,229,368	—	112,229,368
Equity and foreign exchange options purchased	902,746	—	—	902,746
Futures contracts	484,763	—	—	484,763
Swap agreements	—	2,110,609	—	2,110,609
Forward foreign currency contracts	—	1,188,158	—	1,188,158
Total	$192,428,221	$169,008,272	$—	$361,436,493

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2023

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments sold short:
Common stocks	$(106,696,595)	$—	$—	$(106,696,595)
Corporate bonds	—	(86,314)	—	(86,314)
Exchange traded funds	(6,031,903)	—	—	(6,031,903)
Investment companies	(2,147,431)	—	—	(2,147,431)
Equity options written	(552,304)	—	—	(552,304)
Futures contracts	(775,919)	—	—	(775,919)
Swap agreements	—	(1,213,860)	—	(1,213,860)
Forward foreign currency contracts	—	(712,167)	—	(712,167)
Total	$(116,204,152)	$(2,012,341)	$—	$(118,216,493)

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $21,842,329, represented 5.9% of the Portfolios net assets at period end.

3  Zero coupon bond.

4  Rates shown reflect yield at July 31, 2023.

5  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Glossary of terms used in the Portfolio of investments
July 31, 2023 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AID  Anticipation Certificates of Indebtedness

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BBSW  Bank Bill Swap Rate

BOBL  Bundesobligationen

CDO  Collateralized Debt Obligation

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

COP  Certificate of Participation

CPI  Consumer Price Index

DAC  Designated Activity Company

DIP  Debtor-in-possession

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GO  General Obligation

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OBFR  Overnight Bank Funding Rate

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

RBA IOCR  RBA Interbank Overnight Cash Rate

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL   Brazilian Real

CAD  Canadian Dollar

CHF   Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi Offshore

CNY   Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD   Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAT  National Westminster

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 31, 2023 to July 31, 2023.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2023	Ending account value July 31, 2023	Expenses paid during period 02/01/23 to 07/31/23*	Expense ratio during the period
UBS Government Money Market Investments Fund
Class P	Actual	$1,000.00	$1,023.90	$0.80	0.16%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.00	0.80	0.16
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	986.30	4.78	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class Y	Actual	1,000.00	986.60	3.55	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
Class P	Actual	1,000.00	986.60	3.55	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1021.22	3.61	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	993.20	4.25	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.53	4.31	0.86
Class Y	Actual	1,000.00	994.40	3.02	0.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.77	3.06	0.61
Class P	Actual	1,000.00	993.50	3.02	0.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.77	3.06	0.61
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	995.10	5.14	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
Class Y	Actual	1,000.00	996.40	3.91	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.88	3.96	0.79
Class P	Actual	1,000.00	997.20	3.91	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.88	3.96	0.79
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	996.70	4.06	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.73	4.11	0.82
Class Y	Actual	1,000.00	997.80	2.92	0.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96	0.59
Class P	Actual	1,000.00	997.90	2.82	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.97	2.86	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	971.90	5.04	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03
Class Y	Actual	1,000.00	974.10	4.26	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.48	4.36	0.87
Class P	Actual	1,000.00	973.10	4.11	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	4.21	0.84

PACE Select Advisors Trust

		Beginning account value February 1, 2023	Ending account value July 31, 2023	Expenses paid during period 02/01/23 to 07/31/23*	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$1,023.60	$5.32	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.50	5.31	1.06
Class Y	Actual	1,000.00	1,024.90	4.42	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.40	4.41	0.88
Class P	Actual	1,000.00	1,024.90	4.57	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.30	4.56	0.91
Class P2	Actual	1,000.00	1,025.20	5.17	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.70	5.16	1.03
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,044.30	5.78	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class Y	Actual	1,000.00	1,045.80	4.36	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.53	4.31	0.86
Class P	Actual	1,000.00	1,045.60	4.51	0.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.38	4.46	0.89
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,187.40	6.13	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
Class Y	Actual	1,000.00	1,188.60	4.78	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
Class P	Actual	1,000.00	1,189.20	4.78	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	989.90	6.27	1.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.36	1.27
Class Y	Actual	1,000.00	990.50	5.13	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
Class P	Actual	1,000.00	990.90	5.13	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,071.20	6.62	1.29
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.46	1.29
Class Y	Actual	1,000.00	1,072.10	5.50	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.49	5.36	1.07
Class P	Actual	1,000.00	1,072.30	5.55	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41	1.08

PACE Select Advisors Trust

		Beginning account value February 1, 2023	Ending account value July 31, 2023	Expenses paid during period 02/01/23 to 07/31/23*	Expense ratio during the period
PACE International Equity Investments
Class A	Actual	$1,000.00	$1,078.70	$9.38	1.82%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.77	9.10	1.82
Class Y	Actual	1,000.00	1,079.20	8.09	1.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.01	7.85	1.57
Class P	Actual	1,000.00	1,079.40	8.15	1.58
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	7.90	1.58
Class P2[1]	Actual	1,000.00	1,102.10	3.11	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.58	4.26	0.85
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	1,025.10	7.33	1.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	7.30	1.46
Class Y	Actual	1,000.00	1,027.20	6.08	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
Class P	Actual	1,000.00	1,026.60	6.08	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
Class P2[2]	Actual	1,000.00	1,131.80	3.71	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.23	4.61	0.92
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	964.90	7.06	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class P	Actual	1,000.00	964.80	5.85	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	998.10	13.28	2.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.50	13.37	2.68
Class Y	Actual	1,000.00	1,000.00	12.05	2.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.74	12.13	2.43
Class P	Actual	1,000.00	1,000.00	12.05	2.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.74	12.13	2.43
Class P2	Actual	1,000.00	996.20	6.38	1.29
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.46	1.29

*  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

1  The Class commenced operations on March 27, 2023. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 126 divided by 365 (to reflect the actual days in the period) for the actual example and 181 divided by 365 (to reflect the one-half year period) for the hypothetical example.

2  The Class commenced operations on March 16, 2023. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 137 divided by 365 (to reflect the actual days in the period) for the actual example and 181 divided by 365 (to reflect the one-half year period) for the hypothetical example.

PACE Select Advisors Trust

Statement of assets and liabilities
July 31, 2023

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Assets:
Investments, at cost
Investments	$658,561,808	$416,261,196	$221,464,077
Repurchase agreements	1,876,640,000	—	—
Foreign currency	—	—	32
Investments, at value
Investments[1]	$658,561,808	$392,887,835	$218,115,628
Repurchase agreements	1,876,640,000	—	—
Foreign currency	—	—	31
Cash	—	313,625	8,560
Cash collateral on futures	—	462,000	—
Cash collateral on swap agreements	—	2,882,000	—
Due from broker	—	375,211	937,268
Receivable for investments sold	—	89,191,009	4,056,352
Receivable for when issued TBA securities	—	109,474,829	—
Receivable for fund shares sold	17,811,138	244,403	99,854
Receivable for interest and dividends	2,806,012	757,120	2,178,375
Receivable for variation margin on centrally cleared swap agreements	—	36,397	—
Other assets	94,979	19,151	19,150
Total assets	2,555,913,937	596,643,580	225,415,218
Liabilities:
Reverse repurchase agreements, at value (cost—$0; $22,575,178 and $0, respectively)	—	22,575,178	—
Investments sold short, at value (proceeds—$0; $62,892,755, and $0, respectively)	—	62,371,586	—
Options and swaptions written, at value (premiums received $0; $285,202 and $0, respectively)	—	341,252	—
Due to broker	—	1,670,000	—
Payable for cash collateral from securities loaned	—	—	7,150,413
Payable for investments purchased	28,666,333	26,137,395	1,596,396
Payable for when issued TBA securities	—	279,361,838	—
Payable for fund shares redeemed	21,162,848	361,150	455,159
Payable for dividend and interest expense on investments sold short	—	63,449	—
Dividends payable to shareholders	4,859,973	—	—
Payable to affiliate	257,456	65,800	19,155
Payable to custodian	5,922	34,259	6,592
Payable for variation margin on futures contracts	—	310,754	888,355
Accrued expenses and other liabilities	609,826	202,524	187,338
Total liabilities	55,562,358	393,495,185	10,303,408
Net assets	$2,500,351,579	$203,148,395	$215,111,810

1  Includes $0; $0 and $7,025,437, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2023

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$2,500,353,296	$275,799,508	$258,316,337
Distributable earnings (accumulated losses)	(1,717)	(72,651,113)	(43,204,527)
Net assets	$2,500,351,579	$203,148,395	$215,111,810
Class A
Net assets	$—	$18,967,706	$8,042,708
Shares outstanding	—	1,823,720	771,322
Net asset value per share	$—	$10.40	$10.43
Maximum offering price per share	$—	$10.81	$10.84
Class Y
Net assets	$—	$7,396,742	$169,766
Shares outstanding	—	711,267	16,283
Net asset value, offering price and redemption value per share[2]	$—	$10.40	$10.43
Class P
Net assets	$2,500,351,579	$176,783,947	$206,899,336
Shares outstanding	2,500,349,803	16,991,084	19,837,442
Net asset value, offering price and redemption value per share[2]	$1.000	$10.40	$10.43

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2023

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Assets:
Investments, at cost
Investments	$525,114,124	$217,712,013	$207,166,613
Foreign currency	330,461	—	97,445
Investments, at value
Investments[1]	$502,220,288	$210,598,922	$203,255,877
Foreign currency	277,324	—	96,376
Cash collateral on futures	501,000	—	827,100
Cash collateral on swap agreements	793,000	—	—
Due from broker	754,539	—	—
Receivable for investments sold	5,375,807	—	6,730,508
Receivable for when issued TBA securities	15,603,948	—	—
Receivable for fund shares sold	310,331	56,370	133,415
Receivable for interest and dividends	4,429,685	2,073,972	1,649,767
Receivable for foreign tax reclaims	—	—	23,078
Receivable for variation margin on futures contracts	41,841	—	49,295
Receivable for variation margin on centrally cleared swap agreements	197,244	—	—
Deferred receivable for funds borrowed	373	—	—
Unrealized appreciation on forward foreign currency contracts	66,252	—	360,639
Other assets	21,115	18,905	18,932
Total assets	530,592,747	212,748,169	213,144,987
Liabilities:
Options and swaptions written, at value (premiums received $53,144; $0 and $0, respectively)	89,767	—	—
Due to broker	6,823	—	—
Payable for cash collateral from securities loaned	16,541,243	—	259,375
Payable for investments purchased	5,005,281	—	10,103,543
Payable for when issued TBA securities	37,213,397	—	—
Payable for treasury roll transactions	4,765,455	—	—
Payable for fund shares redeemed	950,481	454,168	209,173
Payable to affiliate	180,405	95,103	80,394
Payable to custodian	28,705	2,711	81,860
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	8,251
Payable for variation margin on futures contracts	698,222	—	—
Unrealized depreciation on forward foreign currency contracts	178,715	—	978,683
Accrued expenses and other liabilities	217,914	99,080	209,027
Total liabilities	65,876,408	651,062	11,930,306
Net assets	$464,716,339	$212,097,107	$201,214,681
1  Includes $18,749,378; $0 and $254,715, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2023

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$574,529,433	$219,681,519	$240,867,398
Distributable earnings (accumulated losses)	(109,813,094)	(7,584,412)	(39,652,717)
Net assets	$464,716,339	$212,097,107	$201,214,681
Class A
Net assets	$9,612,221	$26,381,058	$16,861,447
Shares outstanding	825,476	2,184,155	2,088,411
Net asset value per share	$11.64	$12.08	$8.07
Maximum offering price per share	$12.09	$12.36	$8.38
Class Y
Net assets	$833,791	$3,781	$1,383,559
Shares outstanding	71,744	313	173,031
Net asset value, offering price and redemption value per share[2]	$11.62	$12.09	$8.00
Class P
Net assets	$454,269,954	$185,715,295	$182,969,675
Shares outstanding	39,043,675	15,366,742	22,753,730
Net asset value, offering price and redemption value per share[2]	$11.63	$12.09	$8.04

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2023

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Assets:
Investments, at cost
Investments	$220,545,051	$774,461,216	$677,380,394
Foreign currency	789,166	—	—
Investments, at value
Investments[1]	$194,975,382	$843,120,177	$806,694,173
Foreign currency	786,428	276	—
Cash	6,774	—	—
Due from broker	—	2,981,789	—
Receivable for investments sold	55,022	4,513,926	4,473,419
Receivable for fund shares sold	50,871	123,658	188,406
Receivable for interest and dividends	3,395,434	939,737	373,870
Receivable for foreign tax reclaims	182	177,038	31,444
Unrealized appreciation on forward foreign currency contracts	1,972	—	—
Other assets	29,965	22,543	22,359
Total assets	199,302,030	851,879,144	811,783,671
Liabilities:
Payable for cash collateral from securities loaned	99,837	3,696,845	—
Payable for investments purchased	893,710	4,547,023	622,983
Payable for fund shares redeemed	410,290	1,542,763	1,286,966
Payable to affiliate	79,825	548,789	565,951
Payable to custodian	9,060	28,298	21,924
Payable for foreign withholding taxes and foreign capital gains taxes	2,887	17,357	—
Unrealized depreciation on forward foreign currency contracts	437,251	—	—
Accrued expenses and other liabilities	182,915	188,619	192,360
Total liabilities	2,115,775	10,569,694	2,690,184
Net assets	$197,186,255	$841,309,450	$809,093,487
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$249,670,289	$762,212,171	$697,145,945
Distributable earnings (accumulated losses)	(52,484,034)	79,097,279	111,947,542
Net assets	$197,186,255	$841,309,450	$809,093,487

1  Includes $93,996; $22,306,704 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2023

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Class A
Net assets	$3,240,604	$91,624,215	$43,495,408
Shares outstanding	387,624	4,571,860	3,285,957
Net asset value per share	$8.36	$20.04	$13.24
Maximum offering price per share	$8.69	$21.21	$15.08
Class Y
Net assets	$607,754	$17,566,944	$19,477,520
Shares outstanding	72,422	874,116	1,249,554
Net asset value, offering price and redemption value per share[2]	$8.39	$20.10	$15.59
Class P
Net assets	$184,549,685	$732,118,291	$746,122,719
Shares outstanding	22,136,175	36,706,694	49,108,796
Net asset value, offering price and redemption value per share[2]	$8.34	$19.95	$15.19
Class P2
Net assets	$8,788,212	$—	$—
Shares outstanding	1,040,000	—	—
Net asset value and offering price per share	$8.45	$—	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2023

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Assets:
Investments, at cost
Investments	$268,445,833	$264,515,800	$743,241,531
Foreign currency	3,380	—	355,047
Investments, at value
Investments[1]	$321,154,856	$299,078,966	$867,996,328
Foreign currency	3,380	—	353,403
Cash	1,857	—	—
Cash collateral on investments sold short	—	—	2,486,902
Receivable for investments sold	241,288	323,523	12,587,665
Receivable for fund shares sold	47,365	124,380	172,885
Receivable for interest and dividends	123,341	40,361	688,276
Receivable for foreign tax reclaims	13,990	—	5,188,514
Other assets	28,836	28,591	28,828
Total assets	321,614,913	299,595,821	889,502,801
Liabilities:
Investments sold short, at value (proceeds—$0; $0, and $99,646,147, respectively)	—	—	102,031,020
Credit facility payable	—	—	439,886
Payable for cash collateral from securities loaned	575,525	2,669,441	5,963,629
Payable for investments purchased	553,101	810,706	5,516,887
Payable for fund shares redeemed	574,282	606,457	1,436,754
Payable for dividend and interest expense on investments sold short	—	—	172,548
Payable to affiliate	227,564	174,269	503,763
Payable to custodian	17,615	21,829	184,955
Payable for foreign withholding taxes and foreign capital gains taxes	652	—	192,677
Accrued expenses and other liabilities	146,604	150,473	318,934
Total liabilities	2,095,343	4,433,175	116,761,053
Net assets	$319,519,570	$295,162,646	$772,741,748
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$273,617,562	$277,656,296	$644,877,238
Distributable earnings (accumulated losses)	45,902,008	17,506,350	127,864,510
Net assets	$319,519,570	$295,162,646	$772,741,748

1  Includes $2,779,066; $9,218,083 and $20,434,557, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2023

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Class A
Net assets	$15,197,708	$19,983,995	$22,999,336
Shares outstanding	864,211	1,680,443	1,321,056
Net asset value per share	$17.59	$11.89	$17.41
Maximum offering price per share	$18.61	$12.58	$18.42
Class Y
Net assets	$122,223	$8,168	$10,614,552
Shares outstanding	6,496	560	613,053
Net asset value, offering price and redemption value per share[2]	$18.81	$14.58	$17.31
Class P
Net assets	$304,199,989	$275,171,181	$719,730,084
Shares outstanding	16,489,033	19,725,852	41,687,680
Net asset value, offering price and redemption value per share[2]	$18.45	$13.95	$17.26
Class P2
Net assets	$—	$—	$19,397,776
Shares outstanding	—	—	1,123,399
Net asset value and offering price per share	$—	$—	$17.27

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2023

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments	$357,244,610	$79,395,670	$341,094,485
Foreign currency	554,025	—	4,175,466
Investments, at value
Investments[1]	$384,124,553	$72,606,529	$357,652,963
Foreign currency	553,063	—	4,171,866
Cash collateral on options	—	—	20,862,651
Cash collateral on futures	—	—	830,087
Cash collateral on swap agreements	—	—	16,229,502
Cash collateral on investments sold short	—	—	89,781,849
Due from broker	—	—	42,594
Receivable for investments sold	6,548,730	5	10,690,901
Receivable for investments sold short	—	—	3,273,528
Receivable for fund shares sold	501,497	19,911	310,425
Receivable for interest and dividends	1,176,478	133,746	1,008,195
Receivable for foreign tax reclaims	30,320	39,011	210,022
Receivable for variation margin on centrally cleared swap agreements	—	—	289,220
OTC swap agreements, at value	—	—	1,268,385
Unrealized appreciation on forward foreign currency contracts	—	—	1,188,158
Other assets	29,578	9,554	29,626
Total assets	392,964,219	72,808,756	507,839,972
Liabilities:
Investments sold short, at value (proceeds—$0; $0, and $101,250,512, respectively)	—	—	114,962,243
Options and swaptions written, at value (premiums received $0; $0 and $721,656, respectively)	—	—	552,304
Due to broker	—	—	110,872
Credit facility payable	524,717	—	—
Payable for cash collateral from securities loaned	7,463,315	4,779,341	—
Payable for investments purchased	1,185,611	—	16,575,143
Payable for fund shares redeemed	665,712	120,633	786,929
Payable for dividend and interest expense on investments sold short	—	—	137,702
Payable to affiliate	223,030	43,478	397,175
Payable to custodian	322,936	9,935	672,229
Payable for foreign withholding taxes and foreign capital gains taxes	964,283	33,820	1,673
Payable for variation margin on futures contracts	—	—	293,091
OTC swap agreements, at value	—	—	654,634
Unrealized depreciation on forward foreign currency contracts	—	—	712,167
Accrued expenses and other liabilities	156,597	162,086	160,087
Total liabilities	11,506,201	5,149,293	136,016,249
Net assets	$381,458,018	$67,659,463	$371,823,723

1  Includes $11,266,181; $8,849,714 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2023

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$383,810,102	$85,256,248	$375,365,525
Distributable earnings (accumulated losses)	(2,352,084)	(17,596,785)	(3,541,802)
Net assets	$381,458,018	$67,659,463	$371,823,723
Class A
Net assets	$3,461,767	$208,270	$3,797,630
Shares outstanding	265,091	31,601	360,256
Net asset value per share	$13.06	$6.59	$10.54
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$13.82	$6.97	$11.15
Class Y
Net assets	$4,419,831	$—	$315,529
Shares outstanding	334,941	—	29,773
Net asset value, offering price and redemption value per share[2]	$13.20	$—	$10.60
Class P
Net assets	$262,098,193	$67,451,193	$314,135,942
Shares outstanding	19,981,674	10,710,440	29,774,774
Net asset value, offering price and redemption value per share[2]	$13.12	$6.30	$10.55
Class P2
Net assets	$111,478,227	$—	$53,574,622
Shares outstanding	8,483,408	—	5,114,259
Net asset value and offering price per share	$13.14	$—	$10.48

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2023

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments
Investment income:
Dividends	$—	$—	$97,341
Interest	68,276,583	7,656,921	11,942,969
Securities lending	—	—	28,874
Foreign tax withheld	—	—	—
Total income	68,276,583	7,656,921	12,069,184
Expenses:
Investment advisory and administration fees	3,766,530	1,234,611	1,273,772
Service fees—Class A	—	51,433	21,314
Transfer agency and related services fees	444,892	390,407	354,511
Custody and fund accounting fees	57,564	137,622	49,424
Trustees fees	24,684	15,825	15,672
Professional services fees	108,936	171,012	175,592
Printing and shareholder report fees	102,582	46,078	52,625
Federal and state registration fees	141,055	47,016	47,117
Insurance expense	5,069	4,532	3,045
Other expenses	59,477	60,645	47,343
Total expenses	4,710,789	2,159,181	2,040,415
Fee waivers and/or expense reimbursements by investment manager and administrator*	(1,705,152)	(491,056)	(605,838)
Recoupment of fees waived or expenses previously reimbursed*	210,154	—	—
Net expenses	3,215,791	1,668,125	1,434,577
Net investment income (loss)	65,060,792	5,988,796	10,634,607
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(335)	(15,390,783)	(30,308,637)
Investments sold short	—	1,882,696	—
Options and swaptions written	—	1,308,694	(1,588)
Futures contracts	—	412,965	(1,568,866)
Swap agreements	—	6,000,986	(253,251)
Forward foreign currency contracts	—	—	233,603
Foreign currency transactions	—	—	(544)
Net realized gain (loss)	(335)	(5,785,442)	(31,899,283)
Change in net unrealized appreciation (depreciation) on:
Investments	—	(15,053,844)	15,615,213
Investments sold short	—	927,459	217,390
Options and swaptions written	—	708,980	(3,609)
Futures contracts	—	(312,210)	(844,803)
Swap agreements	—	424,566	240,152
Forward foreign currency contracts	—	—	(208,369)
Translation of other assets and liabilities denominated in foreign currency	—	—	11,915
Net change in unrealized appreciation (depreciation)	—	(13,305,049)	15,027,889
Net realized and unrealized gain (loss)	—	(19,090,491)	(16,871,394)
Net increase (decrease) in net assets resulting from operations	$65,060,457	$(13,101,695)	$(6,236,787)

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (continued)
For the year ended July 31, 2023

	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments
Investment income:
Dividends	$252,040	$—	$—
Interest	25,748,069	6,945,792	7,419,526
Securities lending	118,798	—	1,008
Foreign tax withheld	(3,923)	—	(21,949)
Total income	26,114,984	6,945,792	7,398,585
Expenses:
Investment advisory and administration fees	2,629,702	1,170,686	1,310,452
Service fees—Class A	26,499	69,912	45,309
Transfer agency and related services fees	457,884	75,054	410,761
Custody and fund accounting fees	197,570	9,007	212,565
Trustees fees	17,866	15,729	15,746
Professional services fees	210,655	135,174	175,016
Printing and shareholder report fees	69,805	12,961	48,791
Federal and state registration fees	47,902	47,516	46,228
Insurance expense	5,631	2,586	2,450
Interest expense	764,640	—	—
Other expenses	74,569	43,134	44,338
Total expenses	4,502,723	1,581,759	2,311,656
Fee waivers and/or expense reimbursements by investment manager and administrator*	(451,278)	(175,984)	(442,167)
Net expenses	4,051,445	1,405,775	1,869,489
Net investment income (loss)	22,063,539	5,540,017	5,529,096
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(53,372,522)	(456,603)	(27,231,520)
Options and swaptions written	469,847	—	—
Futures contracts	563,673	—	(828,968)
Swap agreements	(646,027)	—	—
Forward foreign currency contracts	(565,643)	—	312,264
Foreign currency transactions	124,025	—	(353,153)
Net realized gain (loss)	(53,426,647)	(456,603)	(28,101,377)
Change in net unrealized appreciation (depreciation) on:
Investments	24,373,054	(4,802,990)	14,405,079
Options and swaptions written	(413,978)	—	—
Futures contracts	(1,969,946)	—	(235,852)
Swap agreements	1,250,569	—	—
Forward foreign currency contracts	(6,001)	—	(374,922)
Translation of other assets and liabilities denominated in foreign currency	(35,909)	—	41,185
Net change in unrealized appreciation (depreciation)	23,197,789	(4,802,990)	13,835,490
Net realized and unrealized gain (loss) from investment activities	(30,228,858)	(5,259,593)	(14,265,887)
Net increase (decrease) in net assets resulting from operations	$(8,165,319)	$280,424	$(8,736,791)

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (continued)
For the year ended July 31, 2023

	PACE High Yield Investments	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments
Investment income:
Dividends	$30,848	$20,662,035	$6,639,716
Interest	14,821,608	1,131,310	758,451
Securities lending	3,159	33,690	240
Foreign tax withheld	(1,851)	(297,098)	(13,420)
Total income	14,853,764	21,529,937	7,384,987
Expenses:
Investment advisory and administration fees	1,503,662	6,552,692	6,116,611
Service fees—Class A	8,304	223,003	103,338
Transfer agency and related services fees	339,395	538,703	517,864
Custody and fund accounting fees	47,217	170,980	67,101
Trustees fees	15,676	20,101	19,161
Professional services fees	154,005	161,319	123,467
Printing and shareholder report fees	46,000	85,884	60,643
Federal and state registration fees	60,830	48,539	48,813
Insurance expense	2,319	9,504	9,833
Interest expense	3,136	2,087	11,549
Dividend expense	—	(1,393)	—
Other expenses	69,890	80,138	76,972
Total expenses	2,250,434	7,891,557	7,155,352
Fee waivers and/or expense reimbursements by investment manager and administrator*	(349,902)	(25,387)	(237,113)
Net expenses	1,900,532	7,866,170	6,918,239
Net investment income (loss)	12,953,232	13,663,767	466,748
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(14,428,295)	27,530,284	(10,693,301)
Forward foreign currency contracts	(3,093,046)	—	—
Foreign currency transactions	1,553,337	(12,962)	—
Net realized gain (loss)	(15,968,004)	27,517,322	(10,693,301)
Change in net unrealized appreciation (depreciation) on:
Investments	14,707,380	64,791,998	100,110,450
Forward foreign currency contracts	(506,902)	—	—
Translation of other assets and liabilities denominated in foreign currency	33,814	8,909	—
Net change in unrealized appreciation (depreciation)	14,234,292	64,800,907	100,110,450
Net realized and unrealized gain (loss) from investment activities	(1,733,712)	92,318,229	89,417,149
Net increase (decrease) in net assets resulting from operations	$11,219,520	$105,981,996	$89,883,897

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (continued)
For the year ended July 31, 2023

	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments
Investment income:
Dividends	$5,066,886	$1,651,140	$28,795,326
Interest	651,919	133,156	241,804
Securities lending	51,421	37,081	180,529
Foreign tax withheld	(29,482)	(25,392)	(2,818,780)
Total income	5,740,744	1,795,985	26,398,879
Expenses:
Investment advisory and administration fees	2,706,389	2,345,984	6,677,177
Service fees—Class A	39,336	48,327	54,065
Transfer agency and related services fees	494,792	485,085	504,568
Custody and fund accounting fees	77,545	103,360	376,797
Trustees fees	16,441	16,111	19,276
Professional services fees	132,634	132,955	276,633
Printing and shareholder report fees	52,254	55,512	56,001
Federal and state registration fees	62,241	62,358	68,042
Insurance expense	3,997	3,847	8,630
Interest expense	3,299	7,278	42,470
Dividend expense	—	—	3,731,130
Other expenses	64,044	69,848	134,000
Total expenses	3,652,972	3,330,665	11,948,789
Fee waivers and/or expense reimbursements by investment manager and administrator*	(98,353)	(121,570)	(657,376)
Net expenses	3,554,619	3,209,095	11,291,413
Net investment income (loss)	2,186,125	(1,413,110)	15,107,466
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (including foreign capital gain tax expense of $0; $0; and $12,208, respectively)	5,704,151	(30,970)	1,861,583
Investments sold short	—	—	2,075,703
Forward foreign currency contracts	—	—	(12,166)
Foreign currency transactions	(1,734)	—	(60,629)
Net realized gain (loss)	5,702,417	(30,970)	3,864,491
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; and $(9,517), respectively)	(355,198)	27,983,563	108,652,909
Investments sold short	—	—	(19,716,501)
Translation of other assets and liabilities denominated in foreign currency	16	—	437,288
Net change in unrealized appreciation (depreciation)	(355,182)	27,983,563	89,373,696
Net realized and unrealized gain (loss) from investment activities	5,347,235	27,952,593	93,238,187
Net increase (decrease) in net assets resulting from operations	$7,533,360	$26,539,483	$108,345,653

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2023

	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$10,215,021	$2,119,104	$7,242,960
Interest	128,010	27,721	8,510,539
Securities lending	18,989	8,259	—
Foreign tax withheld	(968,510)	(67,448)	(243,869)
Total income	9,393,510	2,087,636	15,509,630
Expenses:
Investment advisory and administration fees	3,027,900	579,402	5,021,783
Service fees—Class A	8,506	625	10,665
Transfer agency and related services fees	460,832	343,848	234,128
Custody and fund accounting fees	425,293	59,637	928,867
Trustees fees	16,044	14,635	16,820
Professional services fees	206,311	139,969	304,142
Printing and shareholder report fees	59,301	33,047	72,828
Federal and state registration fees	61,662	33,659	68,274
Insurance expense	2,974	856	4,532
Interest expense	26,001	244	1,219
Dividend expense	—	—	2,840,533
Other expenses	91,531	54,727	105,700
Total expenses	4,386,355	1,260,649	9,609,491
Fee waivers and/or expense reimbursements by investment manager and administrator*	(818,918)	(390,677)	(1,139,709)
Net expenses	3,567,437	869,972	8,469,782
Net investment income (loss)	5,826,073	1,217,664	7,039,848
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (including foreign capital gain tax expense of $0; $0; and $997,507, respectively)	(11,424,930)	(4,021,255)	(1,576,099)
Received as distribution from affiliated issuers	—	—	2,080,279
Investments sold short	—	—	(3,314,670)
Options and swaptions written	—	—	2,631,015
Futures contracts	—	—	(2,769,548)
Swap agreements	—	—	1,966,457
Forward foreign currency contracts	(12,603)	—	(1,959,250)
Foreign currency transactions	(205,318)	(1,174)	(9,242)
Net realized gain (loss)	(11,642,851)	(4,022,429)	(2,951,058)
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; and $(849,234), respectively)	41,388,444	(5,303,673)	17,655,122
Investments sold short	—	—	(14,146,651)
Options and swaptions written	—	—	38,572
Futures contracts	—	—	1,340,357
Swap agreements	—	—	745,364
Forward foreign currency contracts	—	—	2,398,581
Translation of other assets and liabilities denominated in foreign currency	3,164	921	(131,397)
Net change in unrealized appreciation (depreciation)	41,391,608	(5,302,752)	7,899,948
Net realized and unrealized gain (loss) from investment activities	29,748,757	(9,325,181)	4,948,890
Net increase (decrease) in net assets resulting from operations	$35,574,830	$(8,107,517)	$11,988,738

*  Refer to note Investment management and administration fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets

	UBS Government Money Market Investments Fund		PACE Mortgage-Backed Securities Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$65,060,792	$488,906	$5,988,796	$4,076,098
Net realized gain (loss)	(335)	(230)	(5,785,442)	(17,521,604)
Net change in unrealized appreciation (depreciation)	—	—	(13,305,049)	(11,855,293)
Net increase (decrease) in net assets resulting from operations	65,060,457	488,676	(13,101,695)	(25,300,799)
Total distributions—Class A	—	—	(938,800)	(635,776)
Total distributions—Class Y	—	—	(372,499)	(315,350)
Total distributions—Class P	(65,060,792)	(488,906)	(9,420,348)	(7,033,256)
Total distributions	(65,060,792)	(488,906)	(10,731,647)	(7,984,382)
From beneficial interest transactions:
Proceeds from shares sold	4,702,328,463	472,630,160	26,778,282	39,175,018
Cost of shares redeemed	(2,677,359,334)	(314,333,368)	(72,192,214)	(66,778,809)
Shares issued on reinvestment of dividends and distributions	54,462,705	270,296	9,635,635	7,197,642
Net increase (decrease) in net assets from beneficial interest transactions	2,079,431,834	158,567,088	(35,778,297)	(20,406,149)
Net increase (decrease) in net assets	2,079,431,499	158,566,858	(59,611,639)	(53,691,330)
Net assets:
Beginning of year	420,920,080	262,353,222	262,760,034	316,451,364
End of year	$2,500,351,579	$420,920,080	$203,148,395	$262,760,034

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Intermediate Fixed Income Investments		PACE Strategic Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$10,634,607	$3,971,535	$22,063,539	$14,911,924
Net realized gain (loss)	(31,899,283)	(6,679,382)	(53,426,647)	(9,444,458)
Net change in unrealized appreciation (depreciation)	15,027,889	(28,545,407)	23,197,789	(78,745,808)
Net increase (decrease) in net assets resulting from operations	(6,236,787)	(31,253,254)	(8,165,319)	(73,278,342)
Total distributions—Class A	(374,402)	(313,309)	(420,949)	(515,248)
Total distributions—Class Y	(8,723)	(6,718)	(37,818)	(35,619)
Total distributions—Class P	(10,308,304)	(9,176,493)	(20,611,010)	(24,300,943)
Return of Capital—Class A	—	—	(26,749)	—
Return of Capital—Class Y	—	—	(2,403)	—
Return of Capital—Class P	—	—	(1,309,739)	—
Total distributions	(10,691,429)	(9,496,520)	(22,408,668)	(24,851,810)
From beneficial interest transactions:
Proceeds from shares sold	31,343,482	32,160,908	46,516,599	63,949,060
Cost of shares redeemed	(73,642,554)	(56,736,949)	(147,565,276)	(107,996,066)
Shares issued on reinvestment of dividends and distributions	9,584,038	8,707,785	20,568,675	22,907,290
Net increase (decrease) in net assets from beneficial interest transactions	(32,715,034)	(15,868,256)	(80,480,002)	(21,139,716)
Net increase (decrease) in net assets	(49,643,250)	(56,618,030)	(111,053,989)	(119,269,868)
Net assets:
Beginning of year	264,755,060	321,373,090	575,770,328	695,040,196
End of year	$215,111,810	$264,755,060	$464,716,339	$575,770,328

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Municipal Fixed Income Investments		PACE Global Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$5,540,017	$6,394,025	$5,529,096	$2,440,795
Net realized gain (loss)	(456,603)	(917,668)	(28,101,377)	(20,559,036)
Net change in unrealized appreciation (depreciation)	(4,802,990)	(26,242,471)	13,835,490	(25,306,521)
Net increase (decrease) in net assets resulting from operations	280,424	(20,766,114)	(8,736,791)	(43,424,762)
Total distributions—Class A	(592,622)	(747,862)	—	(714,181)
Total distributions—Class Y	(87)	(94)	—	(53,759)
Total distributions—Class P	(4,861,743)	(6,526,117)	—	(8,723,204)
Return of Capital—Class A	—	—	(465,917)	(346,325)
Return of Capital—Class Y	—	—	(40,159)	(26,069)
Return of Capital—Class P	—	—	(5,610,770)	(4,230,110)
Total distributions	(5,454,452)	(7,274,073)	(6,116,846)	(14,093,648)
From beneficial interest transactions:
Proceeds from shares sold	44,510,887	36,339,679	22,118,406	25,598,013
Cost of shares redeemed	(103,943,142)	(60,444,963)	(62,972,964)	(48,192,744)
Shares issued on reinvestment of dividends and distributions	4,607,562	6,156,661	5,574,710	13,030,590
Net increase (decrease) in net assets from beneficial interest transactions	(54,824,693)	(17,948,623)	(35,279,848)	(9,564,141)
Net increase (decrease) in net assets	(59,998,721)	(45,988,810)	(50,133,485)	(67,082,551)
Net assets:
Beginning of year	272,095,828	318,084,638	251,348,166	318,430,717
End of year	$212,097,107	$272,095,828	$201,214,681	$251,348,166

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$12,953,232	$13,673,263	$13,663,767	$13,580,812
Net realized gain (loss)	(15,968,004)	(2,654,162)	27,517,322	121,761,852
Net change in unrealized appreciation (depreciation)	14,234,292	(43,691,159)	64,800,907	(150,332,335)
Net increase (decrease) in net assets resulting from operations	11,219,520	(32,672,058)	105,981,996	(14,989,671)
Total distributions—Class A	(137,442)	(244,399)	(13,028,151)	(17,090,824)
Total distributions—Class Y	(24,880)	(35,542)	(2,345,835)	(2,844,981)
Total distributions—Class P	(8,367,874)	(14,630,808)	(111,987,956)	(169,502,941)
Total distributions—Class P2[1]	(588,688)	(715,972)	—	—
Return of capital—Class A	(60,385)	—	—	—
Return of capital—Class Y	(10,931)	—	—	—
Return of capital—Class P	(3,676,401)	—	—	—
Return of capital—Class P2	(258,639)	—	—	—
Total distributions	(13,125,240)	(15,626,721)	(127,361,942)	(189,438,746)
From beneficial interest transactions:
Proceeds from shares sold	15,795,160	42,531,772	43,831,964	40,990,049
Cost of shares redeemed	(73,093,038)	(42,457,298)	(259,741,889)	(194,879,853)
Shares issued on reinvestment of dividends and distributions	12,065,047	14,302,440	118,397,484	178,147,466
Net increase (decrease) in net assets from beneficial interest transactions	(45,232,831)	14,376,914	(97,512,441)	24,257,662
Net increase (decrease) in net assets	(47,138,551)	(33,921,865)	(118,892,387)	(180,170,755)
Net assets:
Beginning of year	244,324,806	278,246,671	960,201,837	1,140,372,592
End of year	$197,186,255	$244,324,806	$841,309,450	$960,201,837

1  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$466,748	$(1,276,209)	$2,186,125	$1,825,286
Net realized gain (loss)	(10,693,301)	302,471,951	5,702,417	64,163,305
Net change in unrealized appreciation (depreciation)	100,110,450	(479,651,619)	(355,182)	(93,063,919)
Net increase (decrease) in net assets resulting from operations	89,883,897	(178,455,877)	7,533,360	(27,075,328)
Total distributions—Class A	(16,280,967)	(12,834,665)	(2,970,541)	(2,851,089)
Total distributions—Class Y	(5,870,524)	(4,210,372)	(22,213)	(21,749)
Total distributions—Class P	(246,028,041)	(221,390,540)	(58,896,621)	(65,914,739)
Total distributions—Class P2[1]	—	—	—	(143)
Total distributions	(268,179,532)	(238,435,577)	(61,889,375)	(68,787,720)
From beneficial interest transactions:
Proceeds from shares sold	77,944,911	43,847,885	21,367,818	18,738,535
Cost of shares redeemed	(275,661,595)	(206,798,587)	(103,550,605)	(87,061,604)
Shares issued on reinvestment of dividends and distributions	251,742,784	224,880,269	57,136,597	64,231,945
Net increase (decrease) in net assets from beneficial interest transactions	54,026,100	61,929,567	(25,046,190)	(4,091,124)
Net increase (decrease) in net assets	(124,269,535)	(354,961,887)	(79,402,205)	(99,954,172)
Net assets:
Beginning of year	933,363,022	1,288,324,909	398,921,775	498,875,947
End of year	$809,093,487	$933,363,022	$319,519,570	$398,921,775

1  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$(1,413,110)	$(1,958,396)	$15,107,466	$19,691,466
Net realized gain (loss)	(30,970)	217,056	3,864,491	29,552,691
Net change in unrealized appreciation (depreciation)	27,983,563	(102,975,731)	89,373,696	(165,173,146)
Net increase (decrease) in net assets resulting from operations	26,539,483	(104,717,071)	108,345,653	(115,928,989)
Total distributions—Class A	—	(10,532,041)	(606,009)	(1,941,620)
Total distributions—Class Y	—	(2,872)	(307,773)	(932,253)
Total distributions—Class P	—	(140,689,915)	(22,468,461)	(73,791,579)
Total distributions—Class P2[1]	—	(303)	—	—
Total distributions	—	(151,225,131)	(23,382,243)	(76,665,452)
From beneficial interest transactions:
Proceeds from shares sold	30,349,889	22,114,308	55,232,345	45,662,466
Cost of shares redeemed	(98,104,676)	(78,545,293)	(203,494,016)	(147,323,022)
Shares issued on reinvestment of dividends and distributions	—	141,684,760	21,747,118	71,885,977
Net increase (decrease) in net assets from beneficial interest transactions	(67,754,787)	85,253,775	(126,514,553)	(29,774,579)
Net increase (decrease) in net assets	(41,215,304)	(170,688,427)	(41,551,143)	(222,369,020)
Net assets:
Beginning of year	336,377,950	507,066,377	814,292,891	1,036,661,911
End of year	$295,162,646	$336,377,950	$772,741,748	$814,292,891
1  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Emerging Markets Equity Investments		PACE Global Real Estate Securities Investments
	For the years ended July 31,		For the years ended July 31,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$5,826,073	$6,439,014	$1,217,664	$1,023,074
Net realized gain (loss)	(11,642,851)	(6,285,084)	(4,022,429)	5,778,748
Net change in unrealized appreciation (depreciation)	41,391,608	(77,859,220)	(5,302,752)	(18,984,863)
Net increase (decrease) in net assets resulting from operations	35,574,830	(77,705,290)	(8,107,517)	(12,183,041)
Total distributions—Class A	(69,522)	(485,849)	(1,332)	(10,496)
Total distributions—Class Y	(100,744)	(551,067)	—	—
Total distributions—Class P	(6,326,503)	(38,408,749)	(809,555)	(3,364,848)
Return of capital—Class A	—	—	—	(721)
Return of capital—Class P	—	—	—	(231,205)
Total distributions	(6,496,769)	(39,445,665)	(810,887)	(3,607,270)
From beneficial interest transactions:
Proceeds from shares sold	153,148,327	36,282,756	6,261,224	6,504,501
Cost of shares redeemed	(102,616,090)	(57,863,259)	(21,051,031)	(18,348,320)
Shares issued on reinvestment of dividends and distributions	6,089,760	37,319,696	744,330	3,354,812
Net increase (decrease) in net assets from beneficial interest transactions	56,621,997	15,739,193	(14,045,477)	(8,489,007)
Net increase (decrease) in net assets	85,700,058	(101,411,762)	(22,963,881)	(24,279,318)
Net assets:
Beginning of year	295,757,960	397,169,722	90,623,344	114,902,662
End of year	$381,458,018	$295,757,960	$67,659,463	$90,623,344

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Alternative Strategies Investments
	For the years ended July 31,
	2023	2022
From operations:
Net investment income (loss)	$7,039,848	$(4,393,861)
Net realized gain (loss)	(2,951,058)	12,194,333
Net change in unrealized appreciation (depreciation)	7,899,948	(11,927,543)
Net increase (decrease) in net assets resulting from operations	11,988,738	(4,127,071)
Total distributions—Class A	(102,502)	(350,092)
Total distributions—Class Y	(9,562)	(26,763)
Total distributions—Class P	(8,444,577)	(26,945,358)
Total distributions—Class P2[2]	(24)	—
Total distributions	(8,556,665)	(27,322,213)
From beneficial interest transactions:
Proceeds from shares sold	74,687,335	31,133,623
Cost of shares redeemed	(110,850,121)	(83,137,829)
Shares issued on reinvestment of dividends and distributions	8,066,358	26,002,759
Net increase (decrease) in net assets from beneficial interest transactions	(28,096,428)	(26,001,447)
Net increase (decrease) in net assets	(24,664,355)	(57,450,731)
Net assets:
Beginning of year	396,488,078	453,938,809
End of year	$371,823,723	$396,488,078

2  For the period from November 11, 2022 (commencement of operations) through July 31, 2023.

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of cash flows
For the period ended July 31, 2023

PACE International Equity Investments
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$108,345,653
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided from operating activities:
Purchases of long-term investments	(331,729,405)
Purchases to cover investments sold short	(140,493,600)
Proceeds from disposition of long-term investments	478,146,521
Sales of investments sold short	125,573,129
Net proceeds from short-term investments	4,811,465
Net realized gain (loss) from investments in securities	(1,861,583)
Net realized gain (loss) from investments sold short	(2,075,703)
Net change in unrealized appreciation (depreciation) of investments in securities	(108,652,909)
Net change in unrealized appreciation (depreciation) of investments sold short	19,716,501
Changes in assets and liabilities:
Increase (decrease) in assets:
Receivable for interest and dividends	105,372
Receivable for foreign tax reclaims	(793,057)
Other assets	8,544
Increase (decrease) in liabilities:
Payable for bank loan	439,886
Payable for cash collateral from securities loaned	(2,889,181)
Payable for dividends and interest on investments sold short	(8,648)
Payable to affiliate	(79,667)
Payable to custodian	(17,380)
Payable for foreign withholding taxes and foreign capital gains taxes	116,505
Accrued expenses and other liabilities	(24,183)
Net cash provided from operating activities	148,638,260
Cash flows from financing activities
Proceeds from borrowings	17,378,619
Payments from borrowings	(17,378,618)
Proceeds from shares sold	55,187,226
Cost of shares repurchased	(202,942,382)
Dividends paid to shareholders	(1,635,125)
Net cash used in financing activities	(149,390,280)
Net increase (decrease) in cash and foreign currency	(752,020)
Cash and foreign currency, beginning of year	1,105,423
Cash and foreign currency, end of year	$353,403
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(21,747,118)
Cash paid during the year for interest	$42,470

See accompanying notes to financial statements

This page intentionally left blank.

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.036	0.000[1]	0.000[1]	0.008	0.017
Net realized gains (loss)	(0.000)[1]	(0.000)[1]	0.000[1]	—	0.000[1]
Net increase (decrease) from operations	0.036	0.000[1]	0.000[1]	0.008	0.017
Dividends from net investment income	(0.036)	(0.000)[1]	(0.000)[1]	(0.008)	(0.017)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	3.84%	0.12%	0.01%	0.76%	1.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.31%	0.64%	0.65%	0.75%	0.90%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.21%	0.26%	0.10%	0.49%	0.60%
Net investment income (loss)	4.32%	0.16%	0.01%	0.60%	1.71%
Supplemental data:
Net assets, end of year (000's)	$2,500,352	$420,920	$262,353	$316,103	$184,602

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.47	$12.83	$13.03	$12.69	$12.34
Net investment income (loss)[1]	0.26	0.14	0.13	0.26	0.30
Net realized and unrealized gain (loss)	(0.84)	(1.20)	0.04	0.48	0.46
Net increase (decrease) from operations	(0.58)	(1.06)	0.17	0.74	0.76
Dividends from net investment income	(0.49)	(0.30)	(0.37)	(0.40)	(0.41)
Net asset value, end of year	$10.40	$11.47	$12.83	$13.03	$12.69
Total investment return[2]	(5.04)%	(8.25)%	1.20%	6.02%	6.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.13%	1.19%[3]	1.14%	1.36%	1.38%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.97%	0.97%[3]	0.98%	1.20%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	2.44%	1.15%	0.98%	2.02%	2.42%
Supplemental data:
Net assets, end of year (000's)	$18,968	$23,265	$28,960	$31,498	$34,380
Portfolio turnover	919%	817%	796%	765%	905%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.47	$12.83	$13.04	$12.69	$12.35
Net investment income (loss)[1]	0.29	0.17	0.16	0.30	0.33
Net realized and unrealized gain (loss)	(0.84)	(1.20)	0.03	0.48	0.45
Net increase (decrease) from operations	(0.55)	(1.03)	0.19	0.78	0.78
Dividends from net investment income	(0.52)	(0.33)	(0.40)	(0.43)	(0.44)
Net asset value, end of year	$10.40	$11.47	$12.83	$13.04	$12.69
Total investment return[2]	(4.89)%	(8.01)%	1.46%	6.28%	6.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.95%	1.05%[3]	0.95%	1.23%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.72%	0.72%[3]	0.73%	0.97%	0.98%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.69%	1.40%	1.24%	2.35%	2.66%
Supplemental data:
Net assets, end of year (000's)	$7,397	$9,000	$13,535	$15,308	$25,481
Portfolio turnover	919%	817%	796%	765%	905%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.48	$12.84	$13.04	$12.70	$12.35
Net investment income (loss)[1]	0.29	0.17	0.16	0.29	0.33
Net realized and unrealized gains (losses)	(0.85)	(1.20)	0.04	0.48	0.46
Net increase (decrease) from operations	(0.56)	(1.03)	0.20	0.77	0.79
Dividends from net investment income	(0.52)	(0.33)	(0.40)	(0.43)	(0.44)
Net asset value, end of year	$10.40	$11.48	$12.84	$13.04	$12.70
Total investment return[2]	(4.80)%	(8.09)%	1.53%	6.20%	6.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.94%	1.00%[3]	0.96%	1.18%	1.22%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.72%	0.72%[3]	0.73%	0.95%	1.00%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.69%	1.41%	1.23%	2.26%	2.66%
Supplemental data:
Net assets, end of year (000's)	$176,784	$230,495	$273,956	$281,524	$302,107
Portfolio turnover	919%	817%	796%	765%	905%

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.16	$12.78	$13.36	$12.44	$11.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.46	0.13	0.12	0.23	0.30
Net realized and unrealized gain (loss)	(0.72)	(1.40)	(0.22)	0.95	0.56
Net increase (decrease) from operations	(0.26)	(1.27)	(0.10)	1.18	0.86
Dividends from net investment income	(0.47)	(0.16)	(0.17)	(0.26)	(0.32)
Distributions from net realized gain	—	(0.19)	(0.31)	—	—
Total dividends and distributions	(0.47)	(0.35)	(0.48)	(0.26)	(0.32)
Net asset value, end of year	$10.43	$11.16	$12.78	$13.36	$12.44
Total investment return[2]	(2.28)%	(10.08)%	(0.72)%	9.61%	7.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%	1.14%	1.06%	1.04%[3]	1.05%[3]
Expenses after fee waivers and/or expense reimbursements	0.86%	0.91%	0.91%	0.91%[3]	0.91%[3]
Net investment income (loss)	4.36%	1.09%	0.95%	1.82%	2.52%
Supplemental data:
Net assets, end of year (000's)	$8,043	$9,475	$12,045	$13,475	$13,652
Portfolio turnover	214%	124%	416%	403%	511%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.16	$12.78	$13.36	$12.44	$11.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.49	0.16	0.16	0.26	0.33
Net realized and unrealized gain (loss)	(0.72)	(1.40)	(0.22)	0.95	0.56
Net increase (decrease) from operations	(0.23)	(1.24)	(0.06)	1.21	0.89
Dividends from net investment income	(0.50)	(0.19)	(0.21)	(0.29)	(0.35)
Distributions from net realized gain	—	(0.19)	(0.31)	—	—
Total dividends and distributions	(0.50)	(0.38)	(0.52)	(0.29)	(0.35)
Net asset value, end of year	$10.43	$11.16	$12.78	$13.36	$12.44
Total investment return[2]	(2.04)%	(9.85)%	(0.47)%	9.89%	7.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%	1.08%	0.96%	0.87%[3]	0.98%[3]
Expenses after fee waivers and/or expense reimbursements	0.61%	0.66%	0.66%	0.66%[3]	0.66%[3]
Net investment income (loss)	4.64%	1.37%	1.22%	2.08%	2.77%
Supplemental data:
Net assets, end of year (000's)	$170	$198	$199	$271	$325
Portfolio turnover	214%	124%	416%	403%	511%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.16	$12.79	$13.36	$12.44	$11.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.49	0.16	0.15	0.26	0.33
Net realized and unrealized gains (losses)	(0.72)	(1.41)	(0.20)	0.95	0.56
Net increase (decrease) from operations	(0.23)	(1.25)	(0.05)	1.21	0.89
Dividends from net investment income	(0.50)	(0.19)	(0.21)	(0.29)	(0.35)
Distributions from net realized gains	—	(0.19)	(0.31)	—	—
Total dividends and distributions	(0.50)	(0.38)	(0.52)	(0.29)	(0.35)
Net asset value, end of year	$10.43	$11.16	$12.79	$13.36	$12.44
Total investment return[2]	(2.04)%	(9.92)%	(0.39)%	9.89%	7.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%	0.92%	0.85%	0.84%[3]	0.86%[3]
Expenses after fee waivers and/or expense reimbursements	0.61%	0.66%	0.66%	0.66%[3]	0.66%[3]
Net investment income (loss)	4.60%	1.35%	1.20%	2.08%	2.77%
Supplemental data:
Net assets, end of year (000's)	$206,899	$255,082	$309,129	$323,819	$334,203
Portfolio turnover	214%	124%	416%	403%	511%

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.31	$14.33	$14.91	$13.91	$13.32
Net investment income (loss)[1]	0.49	0.28	0.32	0.37	0.40
Net realized and unrealized gain (loss)	(0.66)	(1.81)	(0.14)	1.06	0.61
Net increase (decrease) from operations	(0.17)	(1.53)	0.18	1.43	1.01
Dividends from net investment income	(0.47)	(0.32)	(0.33)	(0.43)	(0.42)
Distributions from net realized gain	—	(0.17)	(0.43)	—	—
Return of capital	(0.03)	—	—	—	—
Total dividends, distributions and return of capital	(0.50)	(0.49)	(0.76)	(0.43)	(0.42)
Net asset value, end of year	$11.64	$12.31	$14.33	$14.91	$13.91
Total investment return[2]	(1.30)%	(10.95)%	1.25%	10.56%	7.69%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.12%	1.03%[3]	1.00%	1.35%	1.56%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.05%	0.90%[3]	0.94%	1.28%	1.51%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.90%	0.90%	0.93%	0.93%	0.96%
Net investment income (loss)	4.15%	2.06%	2.19%	2.57%	2.98%
Supplemental data:
Net assets, end of year (000's)	$9,612	$12,073	$15,976	$18,980	$18,074
Portfolio turnover	376%	65%	147%	248%	308%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.29	$14.31	$14.88	$13.88	$13.29
Net investment income (loss)[1]	0.52	0.31	0.35	0.40	0.43
Net realized and unrealized gain (loss)	(0.66)	(1.81)	(0.13)	1.06	0.62
Net increase (decrease) from operations	(0.14)	(1.50)	0.22	1.46	1.05
Dividends from net investment income	(0.50)	(0.35)	(0.36)	(0.46)	(0.46)
Distributions from net realized gain	—	(0.17)	(0.43)	—	—
Return of capital	(0.03)	—	—	—	—
Total dividends, distributions and return of capital	(0.53)	(0.52)	(0.79)	(0.46)	(0.46)
Net asset value, end of year	$11.62	$12.29	$14.31	$14.88	$13.88
Total investment return[2]	(1.05)%	(10.75)%	1.54%	10.78%	8.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.03%	0.96%[3]	0.71%	1.30%	1.42%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.80%	0.65%[3]	0.69%	1.03%	1.24%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.65%	0.65%	0.68%	0.68%	0.71%
Net investment income (loss)	4.46%	2.32%	2.43%	2.83%	3.24%
Supplemental data:
Net assets, end of year (000's)	$834	$863	$1,033	$1,110	$1,364
Portfolio turnover	376%	65%	147%	248%	308%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.30	$14.32	$14.90	$13.90	$13.31
Net investment income (loss)[1]	0.52	0.31	0.35	0.40	0.44
Net realized and unrealized gains (losses)	(0.66)	(1.81)	(0.14)	1.06	0.61
Net increase (decrease) from operations	(0.14)	(1.50)	0.21	1.46	1.05
Dividends from net investment income	(0.50)	(0.35)	(0.36)	(0.46)	(0.46)
Distributions from net realized gains	—	(0.17)	(0.43)	—	—
Return of capital	(0.03)	—	—	—	—
Total dividends, distributions and return of capital	(0.53)	(0.52)	(0.79)	(0.46)	(0.46)
Net asset value, end of year	$11.63	$12.30	$14.32	$14.90	$13.90
Total investment return[2]	(0.97)%	(10.74)%	1.51%	10.76%	8.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	0.89%	0.81%[3]	0.78%	1.13%	1.32%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.80%	0.65%[3]	0.69%	1.03%	1.23%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.65%	0.65%	0.68%	0.68%	0.71%
Net investment income (loss)	4.44%	2.32%	2.44%	2.83%	3.25%
Supplemental data:
Net assets, end of year (000's)	$454,270	$562,834	$678,031	$693,664	$725,052
Portfolio turnover	376%	65%	147%	248%	308%

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.28	$13.45	$13.40	$13.23	$12.73
Net investment income (loss)[1]	0.26	0.24	0.26	0.27	0.34
Net realized and unrealized gain (loss)	(0.20)	(1.12)	0.11	0.20	0.53
Net increase (decrease) from operations	0.06	(0.88)	0.37	0.47	0.87
Dividends from net investment income	(0.26)	(0.24)	(0.24)	(0.25)	(0.34)
Distributions from net realized gain	—	(0.05)	(0.08)	(0.05)	(0.03)
Total dividends and distributions	(0.26)	(0.29)	(0.32)	(0.30)	(0.37)
Net asset value, end of year	$12.08	$12.28	$13.45	$13.40	$13.23
Total investment return[2]	0.48%	(0.68)%	2.81%	3.66%	6.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%	0.92%	0.93%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.82%	0.82%	0.82%	0.82%
Net investment income (loss)	2.14%	1.90%	1.95%	2.07%	2.62%
Supplemental data:
Net assets, end of year (000's)	$26,381	$30,590	$37,068	$40,355	$45,403
Portfolio turnover	11%	14%	9%	10%	21%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.29	$13.45	$13.41	$13.23	$12.74
Net investment income (loss)[1]	0.28	0.28	0.30	0.30	0.37
Net realized and unrealized gain (loss)	(0.20)	(1.12)	0.10	0.22	0.52
Net increase (decrease) from operations	0.08	(0.84)	0.40	0.52	0.89
Dividends from net investment income	(0.28)	(0.27)	(0.28)	(0.29)	(0.37)
Distributions from net realized gain	—	(0.05)	(0.08)	(0.05)	(0.03)
Total dividends and distributions	(0.28)	(0.32)	(0.36)	(0.34)	(0.40)
Net asset value, end of year	$12.09	$12.29	$13.45	$13.41	$13.23
Total investment return[2]	0.69%	(6.37)%	2.99%	4.00%	7.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%	1.37%	1.44%	0.73%	0.73%
Expenses after fee waivers and/or expense reimbursements	0.59%	0.54%	0.57%	0.57%	0.57%
Net investment income (loss)	2.34%	2.18%	2.20%	2.31%	2.87%
Supplemental data:
Net assets, end of year (000's)	$4	$4	$4	$4	$68
Portfolio turnover	11%	14%	9%	10%	21%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.29	$13.46	$13.41	$13.24	$12.74
Net investment income (loss)[1]	0.29	0.28	0.29	0.30	0.37
Net realized and unrealized gains (losses)	(0.20)	(1.13)	0.12	0.21	0.53
Net increase (decrease) from operations	0.09	(0.85)	0.41	0.51	0.90
Dividends from net investment income	(0.29)	(0.27)	(0.28)	(0.29)	(0.37)
Distributions from net realized gains	—	(0.05)	(0.08)	(0.05)	(0.03)
Total dividends and distributions	(0.29)	(0.32)	(0.36)	(0.34)	(0.40)
Net asset value, end of year	$12.09	$12.29	$13.46	$13.41	$13.24
Total investment return[2]	0.74%	(6.43)%	3.06%	3.92%	7.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.64%	0.67%	0.68%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss)	2.39%	2.15%	2.20%	2.30%	2.87%
Supplemental data:
Net assets, end of year (000's)	$185,715	$241,502	$281,012	$279,178	$298,844
Portfolio turnover	11%	14%	9%	10%	21%

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.59	$10.48	$10.58	$10.01	$9.73
Net investment income (loss)[1]	0.19	0.06	0.07	0.09	0.11
Net realized and unrealized gain (loss)	(0.50)	(1.50)	0.14	0.64	0.32
Net increase (decrease) from operations	(0.31)	(1.44)	0.21	0.73	0.43
Dividends from net investment income	—	(0.18)	(0.11)	(0.16)	(0.15)
Distributions from net realized gain	—	(0.12)	(0.20)	—	—
Return of capital	(0.21)	(0.15)	—	—	—
Total dividends, distributions and return of capital	(0.21)	(0.45)	(0.31)	(0.16)	(0.15)
Net asset value, end of year	$8.07	$8.59	$10.48	$10.58	$10.01
Total investment return[2]	(3.57)%	(14.31)%	2.04%	7.36%	4.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupment	1.23%	1.33%	1.28%	1.27%	1.26%[3]
Expenses after fee waivers and/or expense reimbursements/recoupment	1.03%	1.03%	1.03%	1.03%	1.03%[3]
Net investment income (loss)	2.37%	0.67%	0.67%	0.88%	1.12%
Supplemental data:
Net assets, end of year (000's)	$16,861	$20,077	$26,309	$28,811	$30,448
Portfolio turnover	189%	188%	132%	136%	54%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.52	$10.41	$10.51	$9.96	$9.69
Net investment income (loss)[1]	0.21	0.08	0.09	0.10	0.12
Net realized and unrealized gain (loss)	(0.50)	(1.50)	0.15	0.63	0.32
Net increase (decrease) from operations	(0.29)	(1.42)	0.24	0.73	0.44
Dividends from net investment income	—	(0.20)	(0.14)	(0.18)	(0.17)
Distributions from net realized gain	—	(0.11)	(0.20)	—	—
Return of capital	(0.23)	(0.16)	—	—	—
Total dividends, distributions and return of capital	(0.23)	(0.47)	(0.34)	(0.18)	(0.17)
Net asset value, end of year	$8.00	$8.52	$10.41	$10.51	$9.96
Total investment return[2]	(3.36)%	(14.11)%	2.20%	7.47%	4.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupment	1.09%	1.18%	1.12%	1.05%	1.10%[3]
Expenses after fee waivers and/or expense reimbursements/recoupment	0.87%	0.87%	0.87%	0.87%	0.87%[3]
Net investment income (loss)	2.55%	0.83%	0.83%	1.04%	1.28%
Supplemental data:
Net assets, end of year (000's)	$1,384	$1,488	$1,777	$1,943	$2,182
Portfolio turnover	189%	188%	132%	136%	54%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.57	$10.46	$10.56	$10.00	$9.72
Net investment income (loss)[1]	0.21	0.08	0.09	0.11	0.13
Net realized and unrealized gains (losses)	(0.51)	(1.50)	0.15	0.63	0.32
Net increase (decrease) from operations	(0.30)	(1.42)	0.24	0.74	0.45
Dividends from net investment income	—	(0.20)	(0.14)	(0.18)	(0.17)
Distributions from net realized gains	—	(0.11)	(0.20)	—	—
Return of capital	(0.23)	(0.16)	—	—	—
Total dividends, distributions and return of capital	(0.23)	(0.47)	(0.34)	(0.18)	(0.17)
Net asset value, end of year	$8.04	$8.57	$10.46	$10.56	$10.00
Total investment return[2]	(3.45)%	(14.04)%	2.20%	7.54%	4.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupment	1.04%	1.13%	1.09%	1.08%	1.09%[3]
Expenses after fee waivers and/or expense reimbursements/recoupment	0.84%	0.84%	0.84%	0.84%	0.84%[3]
Net investment income (loss)	2.55%	0.86%	0.85%	1.07%	1.31%
Supplemental data:
Net assets, end of year (000's)	$182,970	$229,783	$290,345	$300,695	$328,278
Portfolio turnover	189%	188%	132%	136%	54%

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.39	$10.01	$9.28	$9.72	$9.81
Net investment income (loss)[2]	0.48	0.46	0.50	0.50	0.53
Net realized and unrealized gain (loss)	(0.02)	(1.56)	0.73	(0.40)	(0.09)
Net increase (decrease) from operations	0.46	(1.10)	1.23	0.10	0.44
Dividends from net investment income	(0.34)	(0.52)	(0.50)	(0.54)	(0.53)
Return of capital	(0.15)	—	—	—	—
Total dividends and return of capital	(0.49)	(0.52)	(0.50)	(0.54)	(0.53)
Net asset value, end of year	$8.36	$8.39	$10.01	$9.28	$9.72
Total investment return[3]	5.77%	(11.39)%	13.48%	1.25%	4.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.20%[4]	1.26%	1.25%	1.24%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%[4]	1.06%	1.06%	1.06%	1.06%[4]
Net investment income (loss)	5.85%	4.90%	5.12%	5.39%	5.52%
Supplemental data:
Net assets, end of year (000's)	$3,241	$3,347	$4,662	$7,507	$5,813
Portfolio turnover	33%	51%	75%	82%	62%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.43	$10.06	$9.32	$9.76	$9.86
Net investment income (loss)[2]	0.50	0.47	0.52	0.52	0.55
Net realized and unrealized gain (loss)	(0.03)	(1.55)	0.74	(0.40)	(0.10)
Net increase (decrease) from operations	0.47	(1.08)	1.26	0.12	0.45
Dividends from net investment income	(0.35)	(0.55)	(0.52)	(0.56)	(0.55)
Return of capital	(0.16)	—	—	—	—
Total dividends and return of capital	(0.51)	(0.55)	(0.52)	(0.56)	(0.55)
Net asset value, end of year	$8.39	$8.43	$10.06	$9.32	$9.76
Total investment return[3]	5.88%	(11.21)%	13.71%	1.49%	4.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.90%[4]	0.96%	0.98%	0.93%	0.92%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	0.88%[4]	0.88%	0.88%	0.88%	0.88%[4]
Net investment income (loss)	6.05%	5.09%	5.24%	5.58%	5.69%
Supplemental data:
Net assets, end of year (000's)	$608	$574	$647	$568	$560
Portfolio turnover	33%	51%	75%	82%	62%
1  For the period from September 15, 2021 (commencement of operations) through July 31, 2022.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.38	$10.01	$9.28	$9.73	$9.83
Net investment income (loss)[2]	0.49	0.47	0.51	0.52	0.55
Net realized and unrealized gains (loss)	(0.02)	(1.55)	0.74	(0.40)	(0.10)
Net increase (decrease) from operations	0.47	(1.08)	1.25	0.12	0.45
Dividends from net investment income	(0.35)	(0.55)	(0.52)	(0.57)	(0.55)
Return of capital	(0.16)	—	—	—	—
Total dividends and return of capital	(0.51)	(0.55)	(0.52)	(0.57)	(0.55)
Net asset value, end of year	$8.34	$8.38	$10.01	$9.28	$9.73
Total investment return[3]	5.89%	(11.27)%	13.78%	1.40%	4.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%[4]	1.11%	1.11%	1.10%	1.09%[4]
Expenses after fee waivers and/or expense reimbursement	0.91%[4]	0.91%	0.91%	0.91%	0.91%[4]
Net investment income (loss)	6.01%	5.06%	5.21%	5.53%	5.66%
Supplemental data:
Net assets, end of year (000's)	$184,550	$220,172	$272,938	$258,345	$302,015
Portfolio turnover	33%	51%	75%	82%	62%

Class P2

	Year ended July 31, 2023	Period ended July 31, 2022[1]
Net asset value, beginning of period	$8.43	$10.06
Net investment income (loss)[2]	0.53	0.42
Net realized and unrealized gains (loss)	(0.02)	(1.60)
Net increase (decrease) from operations	0.51	(1.18)
Dividends from net investment income	(0.34)	(0.45)
Return of capital	(0.15)	—
Total dividends and return of capital	(0.49)	(0.45)
Net asset value, end of period	$8.45	$8.43
Total investment return[5]	6.28%	(11.96)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[4]	0.95%[6]
Expenses after fee waivers and/or expense reimbursements	0.50%[4]	0.44%[6]
Net investment income (loss)	6.38%	5.45%[6]
Supplemental data:
Net assets, end of period (000's)	$8,788	$20,233
Portfolio turnover	33%	51%

4  Includes interest expense representing less than 0.005%.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.72	$25.34	$17.87	$21.57	$23.76
Net investment income (loss)[1]	0.27	0.24	0.21	0.38	0.38
Net realized and unrealized gain (loss)	2.08	(0.57)	7.51	(2.83)	(0.40)
Net increase (decrease) from operations	2.35	(0.33)	7.72	(2.45)	(0.02)
Dividends from net investment income	(0.27)	(0.17)	(0.25)	(0.39)	(0.35)
Distributions from net realized gain	(2.76)	(4.12)	—	(0.86)	(1.82)
Total dividends and distributions	(3.03)	(4.29)	(0.25)	(1.25)	(2.17)
Net asset value, end of year	$20.04	$20.72	$25.34	$17.87	$21.57
Total investment return[2]	13.25%	(1.88)%	43.50%	(12.41)%	1.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupment	1.13%	1.10%[3]	1.32%	1.47%	1.44%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.13%	1.10%[3,4]	1.32%	1.47%	1.44%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%	1.10%[4]	1.12%	1.13%	1.11%
Net investment income (loss)	1.38%	1.03%	0.95%	1.91%	1.77%
Supplemental data:
Net assets, end of year (000's)	$91,624	$93,283	$103,828	$81,190	$107,796
Portfolio turnover	42%	42%	117%	72%	81%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.77	$25.40	$17.91	$21.64	$23.83
Net investment income (loss)[1]	0.32	0.29	0.26	0.42	0.44
Net realized and unrealized gain (loss)	2.09	(0.57)	7.54	(2.84)	(0.40)
Net increase (decrease) from operations	2.41	(0.28)	7.80	(2.42)	0.04
Dividends from net investment income	(0.32)	(0.23)	(0.31)	(0.45)	(0.41)
Distributions from net realized gain	(2.76)	(4.12)	—	(0.86)	(1.82)
Total dividends and distributions	(3.08)	(4.35)	(0.31)	(1.31)	(2.23)
Net asset value, end of year	$20.10	$20.77	$25.40	$17.91	$21.64
Total investment return[2]	13.56%	2.80%	43.81%	(12.21)%	1.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupment	0.87%	0.85%[3]	1.08%	1.55%	1.19%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	0.87%	0.89%[3,4]	1.08%	1.23%	1.19%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.87%	0.89%[4]	0.88%	0.89%	0.86%
Net investment income (loss)	1.64%	1.25%	1.18%	2.15%	2.01%
Supplemental data:
Net assets, end of year (000's)	$17,567	$16,210	$17,611	$13,059	$16,463
Portfolio turnover	42%	42%	117%	72%	81%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.64	$25.27	$17.81	$21.51	$23.71
Net investment income (loss)[1]	0.31	0.29	0.26	0.42	0.44
Net realized and unrealized gains (losses)	2.08	(0.57)	7.50	(2.82)	(0.42)
Net increase (decrease) from operations	2.39	(0.28)	7.76	(2.40)	0.02
Dividends from net investment income	(0.32)	(0.23)	(0.30)	(0.44)	(0.40)
Distributions from net realized gains	(2.76)	(4.12)	—	(0.86)	(1.82)
Total dividends and distributions	(3.08)	(4.35)	(0.30)	(1.30)	(2.22)
Net asset value, end of year	$19.95	$20.64	$25.27	$17.81	$21.51
Total investment return[2]	13.56%	(1.66)%	43.92%	(12.24)%	1.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.86%[3]	1.07%	1.24%	1.21%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.87%[3,4]	1.07%	1.23%	1.21%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.87%[4]	0.88%	0.89%	0.88%
Net investment income (loss)	1.61%	1.27%	1.19%	2.16%	2.01%
Supplemental data:
Net assets, end of year (000's)	$732,118	$850,709	$1,018,933	$760,606	$1,008,741
Portfolio turnover	42%	42%	117%	72%	81%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$19.50	$28.94	$26.11	$24.27	$27.06
Net investment income (loss)[1]	(0.02)	(0.08)	(0.19)	(0.02)	(0.06)
Net realized and unrealized gain (loss)	0.89	(3.35)	7.99	5.61	1.74
Net increase (decrease) from operations	0.87	(3.43)	7.80	5.59	1.68
Distributions from net realized gain	(7.13)	(6.01)	(4.97)	(3.75)	(4.47)
Net asset value, end of year	$13.24	$19.50	$28.94	$26.11	$24.27
Total investment return[2]	14.26%	(15.45)%	32.62%	26.36%	10.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.15%[3]	1.13%[3]	1.13%[3]	1.16%[3]	1.14%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[3]	1.13%[3]	1.13%[3]	1.13%[3]
Net investment income (loss)	(0.18)%	(0.35)%	(0.69)%	(0.10)%	(0.27)%
Supplemental data:
Net assets, end of year (000's)	$43,495	$47,702	$63,320	$54,124	$48,197
Portfolio turnover	67%	78%	39%	42%	34%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.56	$31.29	$27.83	$25.61	$28.23
Net investment income (loss)[1]	0.01	(0.02)	(0.12)	0.04	(0.01)
Net realized and unrealized gain (loss)	1.18	(3.70)	8.55	5.97	1.87
Net increase (decrease) from operations	1.19	(3.72)	8.43	6.01	1.86
Dividends from net investment income	(0.03)	—	—	(0.04)	(0.01)
Distributions from net realized gain	(7.13)	(6.01)	(4.97)	(3.75)	(4.47)
Total dividends and distributions	(7.16)	(6.01)	(4.97)	(3.79)	(4.48)
Net asset value, end of year	$15.59	$21.56	$31.29	$27.83	$25.61
Total investment return[2]	14.52%	(15.18)%	32.89%	26.71%	10.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3]	0.87%[3]	0.87%[3]	0.88%[3]	0.88%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.87%[3]	0.87%[3]	0.88%[3]	0.88%[3]
Net investment income (loss)	0.06%	(0.08)%	(0.42)%	0.15%	(0.02)%
Supplemental data:
Net assets, end of year (000's)	$19,478	$18,056	$22,743	$19,149	$16,329
Portfolio turnover	67%	78%	39%	42%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.21	$30.89	$27.52	$25.37	$28.01
Net investment income (loss)[1]	0.01	(0.03)	(0.12)	0.04	(0.00)[4]
Net realized and unrealized gains (losses)	1.13	(3.64)	8.46	5.90	1.84
Net increase (decrease) from operations	1.14	(3.67)	8.34	5.94	1.84
Dividends from net investment income	(0.03)	—	—	(0.04)	(0.01)
Distributions from net realized gains	(7.13)	(6.01)	(4.97)	(3.75)	(4.47)
Total dividends and distributions	(7.16)	(6.01)	(4.97)	(3.79)	(4.48)
Net asset value, end of year	$15.19	$21.21	$30.89	$27.52	$25.37
Total investment return[2]	14.49%	(15.22)%	32.89%	26.72%	10.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[3]	0.89%[3]	0.90%[3]	0.92%[3]	0.90%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.88%[3]	0.88%[3]
Net investment income (loss)	0.07%	(0.10)%	(0.43)%	0.17%	(0.01)%
Supplemental data:
Net assets, end of year (000's)	$746,123	$867,605	$1,202,262	$1,099,813	$1,156,162
Portfolio turnover	67%	78%	39%	42%	34%

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.11	$26.33	$16.88	$18.74	$21.05
Net investment income (loss)[1]	0.08	0.06	0.02	0.08	0.10
Net realized and unrealized gain (loss)	0.20	(1.41)	9.53	(1.81)	(1.29)
Net increase (decrease) from operations	0.28	(1.35)	9.55	(1.73)	(1.19)
Dividends from net investment income	(0.11)	(0.05)	(0.10)	(0.13)	(0.13)
Distributions from net realized gain	(3.69)	(3.82)	—	—	(0.99)
Total dividends and distributions	(3.80)	(3.87)	(0.10)	(0.13)	(1.12)
Net asset value, end of year	$17.59	$21.11	$26.33	$16.88	$18.74
Total investment return[2]	2.90%	(5.92)%	56.72%	(9.32)%	(4.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.25%[3]	1.20%[3]	1.20%	1.23%[3]	1.22%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.25%[3]	1.20%[3]	1.20%	1.23%[3]	1.22%[3]
Net investment income (loss)	0.45%	0.24%	0.09%	0.47%	0.52%
Supplemental data:
Net assets, end of year (000's)	$15,198	$17,436	$19,885	$13,279	$17,094
Portfolio turnover	36%	37%	50%	59%	68%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$22.31	$27.61	$17.69	$19.63	$22.00
Net investment income (loss)[1]	0.13	0.11	0.07	0.14	0.16
Net realized and unrealized gain (loss)	0.22	(1.49)	9.98	(1.90)	(1.35)
Net increase (decrease) from operations	0.35	(1.38)	10.05	(1.76)	(1.19)
Dividends from net investment income	(0.16)	(0.10)	(0.13)	(0.18)	(0.19)
Distributions from net realized gain	(3.69)	(3.82)	—	—	(0.99)
Total dividends and distributions	(3.85)	(3.92)	(0.13)	(0.18)	(1.18)
Net asset value, end of year	$18.81	$22.31	$27.61	$17.69	$19.63
Total investment return[2]	3.09%	(5.74)%	56.98%	(9.08)%	(4.44)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.05%[3]	0.98%[3]	1.00%	1.04%[3]	0.94%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	0.98%[3]	1.00%	1.04%[3]	0.94%[3]
Net investment income (loss)	0.66%	0.45%	0.29%	0.77%	0.79%
Supplemental data:
Net assets, end of year (000's)	$122	$143	$153	$105	$178
Portfolio turnover	36%	37%	50%	59%	68%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.94	$27.22	$17.45	$19.36	$21.69
Net investment income (loss)[1]	0.12	0.10	0.06	0.12	0.13
Net realized and unrealized gains (losses)	0.22	(1.47)	9.85	(1.86)	(1.31)
Net increase (decrease) from operations	0.34	(1.37)	9.91	(1.74)	(1.18)
Dividends from net investment income	(0.14)	(0.09)	(0.14)	(0.17)	(0.16)
Distributions from net realized gains	(3.69)	(3.82)	—	—	(0.99)
Total dividends and distributions	(3.83)	(3.91)	(0.14)	(0.17)	(1.15)
Net asset value, end of year	$18.45	$21.94	$27.22	$17.45	$19.36
Total investment return[2]	3.12%	(5.78)%	56.95%	(9.12)%	(4.49)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.07%[3]	1.01%[3]	1.02%	1.09%[3]	1.07%[3]
Expenses after fee waivers and/or expense reimbursements /recoupments	1.04%[3]	1.04%[3,4]	1.02%	1.04%[3]	1.04%[3]
Net investment income (loss)	0.66%	0.41%	0.28%	0.65%	0.69%
Supplemental data:
Net assets, end of year (000's)	$304,200	$381,341	$478,837	$338,418	$421,054
Portfolio turnover	36%	37%	50%	59%	68%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.77	$21.72	$15.82	$16.82	$19.54
Net investment income (loss)[1]	(0.07)	(0.09)	(0.15)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	1.19	(3.38)	7.42	1.65	0.45
Net increase (decrease) from operations	1.12	(3.47)	7.27	1.55	0.33
Distributions from net realized gains	—	(7.48)	(1.37)	(2.55)	(3.05)
Net asset value, end of year	$11.89	$10.77	$21.72	$15.82	$16.82
Total investment return[2]	10.40%	(22.59)%	47.35%	10.43%	4.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%[3]	1.20%[3]	1.19%[3]	1.23%[3]	1.21%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.26%[3]	1.20%[3]	1.19%[3]	1.23%[3]	1.21%[3]
Net investment income (loss)	(0.65)%	(0.60)%	(0.77)%	(0.64)%	(0.67)%
Supplemental data:
Net assets, end of year (000's)	$19,984	$21,148	$31,412	$23,755	$24,675
Portfolio turnover	94%	78%	98%	89%	135%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.18	$24.77	$17.87	$18.65	$21.26
Net investment income (loss)[1]	(0.06)	(0.07)	(0.15)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	1.46	(4.04)	8.42	1.85	0.54
Net increase (decrease) from operations	1.40	(4.11)	8.27	1.77	0.44
Distributions from net realized gains	—	(7.48)	(1.37)	(2.55)	(3.05)
Net asset value, end of year	$14.58	$13.18	$24.77	$17.87	$18.65
Total investment return[2]	10.54%	(22.31)%	47.52%	10.60%	4.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.02%[3]	0.96%[3]	2.20%[3]	1.21%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.02%[3]	1.07%[3,4]	1.08%[3]	1.08%[3]	1.08%[3,4]
Net investment income (loss)	(0.42)%	(0.38)%	(0.66)%	(0.49)%	(0.54)%
Supplemental data:
Net assets, end of year (000's)	$8	$7	$36	$28	$49
Portfolio turnover	94%	78%	98%	89%	135%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.61	$24.07	$17.39	$18.21	$20.85
Net investment income (loss)[1]	(0.06)	(0.08)	(0.13)	(0.08)	(0.10)
Net realized and unrealized gains (loss)	1.40	(3.90)	8.18	1.81	0.51
Net increase (decrease) from operations	1.34	(3.98)	8.05	1.73	0.41
Distributions from net realized gains	—	(7.48)	(1.37)	(2.55)	(3.05)
Net asset value, end of year	$13.95	$12.61	$24.07	$17.39	$18.21
Total investment return[2]	10.63%	(22.47)%	47.57%	10.64%	4.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.04%[3]	1.03%[3]	1.09%[3]	1.07%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.08%[3]	1.04%[3]	1.03%[3]	1.08%[3]	1.07%[3]
Net investment income (loss)	(0.47)%	(0.45)%	(0.60)%	(0.49)%	(0.52)%
Supplemental data:
Net assets, end of year (000's)	$275,171	$315,222	$475,618	$383,461	$433,053
Portfolio turnover	94%	78%	98%	89%	135%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.50	$19.03	$14.64	$15.00	$17.03
Net investment income (loss)[1]	0.28	0.32	0.24	0.21	0.24
Net realized and unrealized gain (loss)	2.07	(2.46)	4.34	(0.18)	(1.13)
Net increase (decrease) from operations	2.35	(2.14)	4.58	0.03	(0.89)
Dividends from net investment income	(0.13)	(0.37)	(0.19)	(0.36)	(0.26)
Distributions from net realized gain	(0.31)	(1.02)	—	(0.03)	(0.88)
Total dividends and distributions	(0.44)	(1.39)	(0.19)	(0.39)	(1.14)
Net asset value, end of year	$17.41	$15.50	$19.03	$14.64	$15.00
Total investment return[2]	15.68%	(12.06)%	31.41%	0.00%	(4.56)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.87%	1.77%	1.64%	1.78%	1.88%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.75%	1.69%	1.58%	1.78%	1.88%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.25%	1.25%	1.25%	1.34%	1.34%
Net investment income (loss)	1.78%	1.80%	1.40%	1.42%	1.60%
Supplemental data:
Net assets, end of year (000's)	$22,999	$22,049	$28,773	$23,422	$27,264
Portfolio turnover	40%	36%	48%	32%	46%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.42	$18.95	$14.58	$14.93	$16.98
Net investment income (loss)[1]	0.32	0.36	0.28	0.25	0.29
Net realized and unrealized gain (loss)	2.05	(2.45)	4.33	(0.17)	(1.15)
Net increase (decrease) from operations	2.37	(2.09)	4.61	0.08	(0.86)
Dividends from net investment income	(0.17)	(0.42)	(0.24)	(0.40)	(0.31)
Distributions from net realized gain	(0.31)	(1.02)	—	(0.03)	(0.88)
Total dividends and distributions	(0.48)	(1.44)	(0.24)	(0.43)	(1.19)
Net asset value, end of year	$17.31	$15.42	$18.95	$14.58	$14.93
Total investment return[2]	15.96%	(11.86)%	31.77%	0.29%	(4.32)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.60%	1.52%	1.36%	1.47%	1.62%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.51%	1.44%	1.33%	1.47%	1.62%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.00%	1.00%	1.03%	1.07%
Net investment income (loss)	2.05%	2.06%	1.65%	1.71%	1.90%
Supplemental data:
Net assets, end of year (000's)	$10,615	$10,376	$12,596	$11,053	$11,977
Portfolio turnover	40%	36%	48%	32%	46%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  For the period from March 27, 2023 (commencement of operations) through July 31, 2023.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.38	$18.90	$14.54	$14.90	$16.93
Net investment income (loss)[1]	0.31	0.36	0.28	0.24	0.29
Net realized and unrealized gains (loss)	2.05	(2.44)	4.31	(0.17)	(1.13)
Net increase (decrease) from operations	2.36	(2.08)	4.59	0.07	(0.84)
Dividends from net investment income	(0.17)	(0.42)	(0.23)	(0.40)	(0.31)
Distributions from net realized gains	(0.31)	(1.02)	—	(0.03)	(0.88)
Total dividends and distributions	(0.48)	(1.44)	(0.23)	(0.43)	(1.19)
Net asset value, end of year	$17.26	$15.38	$18.90	$14.54	$14.90
Total investment return[2]	15.93%	(11.84)%	31.74%	0.30%	(4.27)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.59%	1.49%	1.36%	1.49%	1.60%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.50%	1.44%	1.33%	1.49%	1.60%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.00%	1.00%	1.00%	1.05%	1.05%
Net investment income (loss)	2.02%	2.07%	1.65%	1.70%	1.89%
Supplemental data:
Net assets, end of year (000's)	$719,730	$781,868	$995,293	$815,785	$948,956
Portfolio turnover	40%	36%	48%	32%	46%

Class P2

Period ended July 31, 2023[3]
Net asset value, beginning of period	$15.67
Net investment income (loss)	0.12
Net realized and unrealized gains (loss)	1.48
Net increase (decrease) from operations	1.60
Net asset value, end of period	$17.27
Total investment return[4]	10.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.46%[5]
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	0.85%[5]
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.43%[5]
Net investment income (loss)	2.12%[5]
Supplemental data:
Net assets, end of period (000's)	$19,398
Portfolio turnover	40%

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.01	$16.87	$13.79	$12.99	$13.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.22	0.05	0.12	0.16
Net realized and unrealized gain (loss)	1.13	(3.42)	3.18	0.80	(0.58)
Net increase (decrease) from operations	1.31	(3.20)	3.23	0.92	(0.42)
Dividends from net investment income	(0.26)	(0.23)	(0.15)	(0.12)	(0.20)
Distributions from net realized gain	—	(1.43)	—	—	—
Total dividends and distributions	(0.26)	(1.66)	(0.15)	(0.12)	(0.20)
Net asset value, end of year	$13.06	$12.01	$16.87	$13.79	$12.99
Total investment return[2]	11.14%	(20.49)%	23.45%	6.97%	(2.91)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.68%	1.75%[3]	1.66%[3]	1.72%[3]	1.71%[3]
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.46%	1.45%[3]	1.55%[3]	1.65%[3]	1.70%[3]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	1.45%	1.45%	1.55%	1.65%	1.70%
Net investment income (loss)	1.54%	1.53%	0.33%	0.92%	1.24%
Supplemental data:
Net assets, end of year (000's)	$3,462	$3,456	$5,033	$4,605	$4,512
Portfolio turnover	81%	57%	82%	79%	52%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.14	$17.04	$13.92	$13.11	$13.73
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.26	0.09	0.15	0.19
Net realized and unrealized gain (loss)	1.14	(3.45)	3.21	0.81	(0.59)
Net increase (decrease) from operations	1.35	(3.19)	3.30	0.96	(0.40)
Dividends/distributions:
Dividends from net investment income	(0.29)	(0.28)	(0.18)	(0.15)	(0.22)
Distributions from net realized gain	—	(1.43)	—	—	—
Total dividends and distributions	(0.29)	(1.71)	(0.18)	(0.15)	(0.22)
Net asset value, end of year	$13.20	$12.14	$17.04	$13.92	$13.11
Total investment return[2]	11.45%	(20.29)%	23.78%	7.29%	(2.74)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.43%	1.54%[3]	1.40%[3]	1.40%[3]	1.47%[3]
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.21%	1.20%[3]	1.30%[3]	1.40%[3]	1.45%[3]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	1.20%	1.20%	1.30%	1.40%	1.45%
Net investment income (loss)	1.78%	1.81%	0.56%	1.16%	1.45%
Supplemental data:
Net assets, end of year (000's)	$4,420	$4,245	$5,630	$6,067	$6,424
Portfolio turnover	81%	57%	82%	79%	52%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.07	$16.95	$13.85	$13.04	$13.65
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.26	0.10	0.15	0.19
Net realized and unrealized gains (losses)	1.13	(3.43)	3.18	0.81	(0.58)
Net increase (decrease) from operations	1.34	(3.17)	3.28	0.96	(0.39)
Dividends from net investment income	(0.29)	(0.28)	(0.18)	(0.15)	(0.22)
Distributions from net realized gains	—	(1.43)	—	—	—
Total dividends and distributions	(0.29)	(1.71)	(0.18)	(0.15)	(0.22)
Net asset value, end of year	$13.12	$12.07	$16.95	$13.85	$13.04
Total investment return[2]	11.43%	(20.28)%	23.75%	7.24%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.46%	1.54%[3]	1.44%[3]	1.51%[3]	1.49%[3]
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.21%	1.20%[3]	1.30%[3]	1.40%[3]	1.45%[3]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	1.20%	1.20%	1.30%	1.40%	1.45%
Net investment income (loss)	1.77%	1.81%	0.59%	1.14%	1.45%
Supplemental data:
Net assets, end of year (000's)	$262,098	$288,057	$386,507	$345,431	$376,722
Portfolio turnover	81%	57%	82%	79%	52%

Class P2

Period ended July 31, 2023[4]
Net asset value, beginning of period	$11.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.15
Net realized and unrealized gains (losses)	1.38
Net increase (decrease) from operations	1.53
Net asset value, end of period	$13.14
Total investment return[5]	13.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.31%[6]
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.92%[6]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.91%[6]
Net investment income (loss)	3.14%[6]
Supplemental data:
Net assets, end of period (000's)	$111,478
Portfolio turnover	81%
4  For the period from March 16, 2023 (commencement of operations) through July 31, 2023.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.26	$8.42	$6.13	$7.74	$7.65
Net investment income (loss)[1]	0.08	0.06	0.08	0.12	0.14
Net realized and unrealized gain (loss)	(0.71)	(0.98)	2.38	(1.37)	0.18
Net increase (decrease) from operations	(0.63)	(0.92)	2.46	(1.25)	0.32
Dividends from net investment income	(0.04)	(0.22)	(0.17)	(0.36)	(0.23)
Return of capital	—	(0.02)	—	—	—
Total dividends and distributions	(0.04)	(0.24)	(0.17)	(0.36)	(0.23)
Net asset value, end of year	$6.59	$7.26	$8.42	$6.13	$7.74
Total investment return[2]	(8.63)%	(11.29)%	40.73%	(17.00)%	4.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.71%[3]	1.58%[3]	1.62%[3]	1.59%[3]	1.56%[3]
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.45%[3]	1.45%[3]	1.45%[3]
Net investment income (loss)	1.29%	0.72%	1.06%	1.69%	1.81%
Supplemental data:
Net assets, end of year (000's)	$208	$321	$409	$307	$491
Portfolio turnover	18%	76%	117%	111%	68%

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.96	$8.08	$5.89	$7.46	$7.37
Net investment income (loss)[1]	0.10	0.07	0.09	0.13	0.16
Net realized and unrealized gains (loss)	(0.69)	(0.93)	2.28	(1.31)	0.18
Net increase (decrease) from operations	(0.59)	(0.86)	2.37	(1.18)	0.34
Dividends from net investment income	(0.07)	(0.24)	(0.18)	(0.39)	(0.25)
Return of capital	—	(0.02)	—	—	—
Total dividends and distributions	(0.07)	(0.26)	(0.18)	(0.39)	(0.25)
Net asset value, end of year	$6.30	$6.96	$8.08	$5.89	$7.46
Total investment return[2]	(8.44)%	(11.04)%	41.05%	(16.85)%	4.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.74%[3]	1.56%[3]	1.65%[3]	1.59%[3]	1.57%[3]
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[3]	1.20%[3]	1.20%[3]	1.20%[3]
Net investment income (loss)	1.68%	0.97%	1.32%	1.97%	2.20%
Supplemental data:
Net assets, end of year (000's)	$67,451	$90,302	$114,494	$87,866	$121,187
Portfolio turnover	18%	76%	117%	111%	68%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

This page intentionally left blank.

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.48	$11.30	$11.05	$10.60	$10.85
Net investment income (loss)[1]	0.18	(0.14)	(0.17)	(0.06)	0.01
Net realized and unrealized gain (loss)	0.13	0.01	0.96	0.51	0.03
Net increase (decrease) from operations	0.31	(0.13)	0.79	0.45	0.04
Dividends from net investment income	—	—	(0.14)	—	—
Distributions from net realized gains	(0.25)	(0.69)	(0.40)	—	(0.29)
Total dividends and distributions	(0.25)	(0.69)	(0.54)	—	(0.29)
Net asset value, end of year	$10.54	$10.48	$11.30	$11.05	$10.60
Total investment return[2]	3.01%	(1.17)%	7.21%	4.25%	0.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.95%	2.92%	2.93%	2.80%	2.65%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.62%	2.65%	2.81%	2.62%	2.58%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.83%	1.88%	1.88%	1.88%	1.85%
Net investment income (loss)	1.69%	(1.27)%	(1.47)%	(0.57)%	0.10%
Supplemental data:
Net assets, end of year (000's)	$3,798	$4,727	$5,995	$6,460	$8,394
Portfolio turnover	423%	406%	418%	491%	447%

Class Y

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.51	$11.31	$11.06	$10.60	$10.82
Net investment income (loss)[1]	0.22	(0.11)	(0.14)	(0.04)	0.04
Net realized and unrealized gain (loss)	0.12	—	0.96	0.52	0.03
Net increase (decrease) from operations	0.34	(0.11)	0.82	0.48	0.07
Dividends from net investment income	—	—	(0.17)	(0.02)	—
Distributions from net realized gains	(0.25)	(0.69)	(0.40)	—	(0.29)
Total dividends and distributions	(0.25)	(0.69)	(0.57)	(0.02)	(0.29)
Net asset value, end of year	$10.60	$10.51	$11.31	$11.06	$10.60
Total investment return[2]	3.19%	(0.80)%	7.40%	4.56%	0.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%	2.68%	2.68%	2.56%	2.38%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.37%	2.39%	2.57%	2.38%	2.31%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.58%	1.63%	1.63%	1.63%	1.59%
Net investment income (loss)	2.05%	(1.00)%	(1.22)%	(0.38)%	0.36%
Supplemental data:
Net assets, end of year (000's)	$316	$410	$436	$402	$386
Portfolio turnover	423%	406%	418%	491%	447%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  For the period from November 11, 2022 (commencement of operations) through July 31, 2023.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class P

	Years ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.47	$11.26	$11.01	$10.55	$10.78
Net investment income (loss)[1]	0.21	(0.11)	(0.14)	(0.04)	0.03
Net realized and unrealized gains (losses)	0.12	0.01	0.96	0.52	0.03
Net increase (decrease) from operations	0.33	(0.10)	0.82	0.48	0.06
Dividends from net investment income	—	—	(0.17)	(0.02)	—
Distributions from net realized gains	(0.25)	(0.69)	(0.40)	—	(0.29)
Total dividends and distributions	(0.25)	(0.69)	(0.57)	(0.02)	(0.29)
Net asset value, end of year	$10.55	$10.47	$11.26	$11.01	$10.55
Total investment return[2]	3.21%	(0.90)%	7.53%	4.46%	0.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.69%	2.67%	2.68%	2.56%	2.42%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.37%	2.40%	2.57%	2.38%	2.35%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.58%	1.63%	1.63%	1.63%	1.62%
Net investment income (loss)	1.96%	(1.01)%	(1.22)%	(0.35)%	0.33%
Supplemental data:
Net assets, end of year (000's)	$314,136	$391,351	$447,508	$450,402	$520,531
Portfolio turnover	423%	406%	418%	491%	447%

Class P2

Period ended July 31, 2023[3]
Net asset value, beginning of period	$10.56
Net investment income (loss)[1]	0.18
Net realized and unrealized gains (losses)	(0.01)
Net increase (decrease) from operations	0.17
Distributions from net realized gains	(0.25)
Net asset value, end of period	$10.48
Total investment return[4]	1.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.96%[5]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.27%[5]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.86%[5]
Net investment income (loss)	2.26%[5]
Supplemental data:
Net assets, end of period (000's)	$53,575
Portfolio turnover	423%

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, Class P, and Class P2 shares, with the exception of UBS Government Money Market Investments Fund, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which only has Class A, Class P, and Class P2 shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges certain transfer agency and related services expenses and class specific fee/expense waiver arrangements. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y, Class P and Class P2 shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that UBS Government Money Market Investments Fund shares are also available to participants in the PACESM Multi Advisor Program. Class P2 shares are only available for purchase by a limited group of investors, including on behalf of certain investors of a fee-based program or other advisory programs in which UBS AM exercises investment discretion and for which such investors pay UBS AM a fee, or pay an affiliate of UBS AM a fee, and UBS AM receives compensation, to participate in such programs; on behalf of institutional clients with which UBS AM or its affiliates has signed a separate investment management agreement, pursuant to which such investors pay an advisory fee; and by other registered investment companies managed by UBS AM that pay a management fee at the investing/acquiring fund level.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

PACE Select Advisors Trust

Notes to financial statements

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

UBS Government Money Market Investments Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In December 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2022-06 ("ASU 2022-06"), "Reference Rate Reform (Topic 848)". ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

PACE Select Advisors Trust

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios' to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement cease to be published or utilized after that time. Various financial industry groups have begun planning for

PACE Select Advisors Trust

Notes to financial statements

that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Portfolio's performance or NAV. Certain LIBOR tenors were discontinued by the end of 2021, while the discontinuation of others have been extended to December 2024.

At July 31, 2023, PACE Global Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments and PACE Alternative Strategies Investments had exposure to Russian or Ukrainian securities. Such exposure was limited to less than 1% of each such Portfolio's assets as of such date, with the exception of PACE International Emerging Markets Equity Investments. PACE International Emerging Markets Equity Investments had 3.8% of its assets in such securities as of January 31, 2022, which holdings were subsequently sold or declined in value to represent under 1% of that Portfolio's assets. The escalating conflict between Ukraine and the Russian Federation, especially after Russia invaded Ukraine in March 2022, has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), UBS Government Money Market Investments Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", UBS Government Money Market Investments Fund values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than UBS Government Money Market Investments Fund) calculates its net asset value based on the current market value, where available, for its Portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including

PACE Select Advisors Trust

Notes to financial statements

review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the clearing houses.

PACE Select Advisors Trust

Notes to financial statements

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

PACE Select Advisors Trust

Notes to financial statements

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally,

PACE Select Advisors Trust

Notes to financial statements

prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—Certain Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain Portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolios upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolios to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios's managed, advised or sub-advised by UBS AM. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its Portfolios at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

PACE Select Advisors Trust

Notes to financial statements

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the period ended July 31, 2023, only PACE Mortgage-Backed Securities Fixed Income Investments utilized reverse repurchase agreement transactions.

The table below represents the remaining contractual maturity as of July 31, 2023, of the reverse repurchase agreement transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$3,523,234	$—	$—	$3,523,234

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales "against the box"—Each Portfolio (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

PACE Select Advisors Trust

Notes to financial statements

Treasury Inflation Protected Securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended July 31, 2023, only PACE Strategic Fixed Income Investments utilized treasury roll transactions.

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$4,765,455	$—	$—	$4,765,455

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in

PACE Select Advisors Trust

Notes to financial statements

leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the period ended July 31, 2023, PACE Large Co Value Equity Investments and PACE Global Real Estate Securities Investments did not engage in any short sale transactions.

Unfunded loan commitments—A Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of assets and liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Portfolio's NAV as if the Portfolio had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

Under the terms of the contract, the Portfolio has the option to assign (sell) all or portion of the unfunded loan commitment. Upon the completion of such assignment, the Portfolio is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Portfolio sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statement of assets and liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Portfolio's unfunded loan commitments liability.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolios pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either

PACE Select Advisors Trust

Notes to financial statements

expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolio trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolio will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolio will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At July 31, 2023, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments had maximum payout amounts of approximately $3,043,905,000, $14,097,843 and $191,746 respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

PACE Select Advisors Trust

Notes to financial statements

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the Portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

PACE Select Advisors Trust

Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

PACE Select Advisors Trust

Notes to financial statements

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's portfolio of investments is representative of the volume of derivatives outstanding during the period ended July 31, 2023.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2023 is reflected in the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2023, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$1,251,883	$—	$—	$—	$1,251,883
Futures contracts	300,118	—	—	—	300,118
Swap agreements	8,839,828	—	—	—	8,839,828
Total value	$10,391,829	$—	$—	$—	$10,391,829
PACE Intermediate Fixed Income Investments
Futures contracts	$492,039	$—	$—	$—	$492,039
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$55,976	$—	$—	$—	$55,976
Futures contracts	936,999	—	—	—	936,999
Swap agreements	293,327	—	110,248	—	403,575
Forward foreign currency contracts	—	66,252	—	—	66,252
Total value	$1,286,302	$66,252	$110,248	$—	$1,462,802
PACE Global Fixed Income Investments
Futures contracts	$120,028	$—	$—	$—	$120,028
Forward foreign currency contracts	—	360,639	—	—	360,639
Total value	$120,028	$360,639	$—	$—	$480,667
PACE High Yield Investments
Forward foreign currency contracts	$—	$1,972	$—	$—	$1,972
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$902,746	$902,746
Futures contracts	54,093	—	—	430,670	484,763
Swap agreements	842,224	—	—	1,268,385	2,110,609
Forward foreign currency contracts	—	1,188,158	—	—	1,188,158
Total value	$896,317	$1,188,158	$—	$2,601,801	$4,686,276

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(341,251)	$—	$—	$—	$(341,251)
Futures Contracts	(612,328)	—	—	—	(612,328)
Swap Contracts	(4,188,377)	—	—	—	(4,188,377)
Total	$(5,141,956)	$—	$—	$—	$(5,141,956)
PACE Intermediate Fixed Income Investments
Futures Contracts	$(1,382,281)	$—	$—	$—	$(1,382,281)
PACE Strategic Fixed Income Investments
Options and swaptions written	$(89,767)	$—	$—	$—	$(89,767)
Futures Contracts	(1,596,180)	—	—	—	(1,596,180)
Swap Contracts	(146,470)	—	(1,291)	—	(147,761)
Forward Currency Contracts	—	(178,715)	—	—	(178,715)
Total	$(1,832,417)	$(178,715)	$(1,291)	$—	$(2,012,423)
PACE Global Fixed Income Investments
Futures Contracts	$(157,615)	$—	$—	$—	$(157,615)
Forward Currency Contracts	—	(978,683)	—	—	(978,683)
Total	$(157,615)	$(978,683)	$—	$—	$(1,136,298)
PACE High Yield Investments
Forward Currency Contracts	$—	$(437,251)	$—	$—	$(437,251)
PACE Alternative Strategies Investments
Options and swaptions written	$—	$—	$—	$(552,304)	$(552,304)
Futures Contracts	—	—	—	(775,919)	(775,919)
Swap Contracts	(559,226)	—	—	(654,634)	(1,213,860)
Forward Currency Contracts	—	(712,167)	—	—	(712,167)
Total	$(559,226)	$(712,167)	$—	$(1,982,857)	$(3,254,250)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

During the period ended July 31, 2023, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total Value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$(116,183)	$—	$—	$—	$(116,183)
Options and swaptions written	1,308,694	—	—	—	1,308,694
Futures contracts	412,965	—	—	—	412,965
Swap agreements	6,000,986	—	—	—	6,000,986
Total net realized gains (loss)	$7,606,462	$—	$—	$—	$7,606,462
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(1,588)	$—	$—	$—	$(1,588)
Futures contracts	(1,568,866)	—	—	—	(1,568,866)
Swap agreements	(253,613)	—	—	—	(253,613)
Forward foreign currency contracts	—	233,603	—	—	233,603
Total net realized gains (loss)	$(1,824,067)	$233,603	$—	$—	$(1,590,464)
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$25,075	$—	$—	$—	$25,075
Options and swaptions written	469,847	—	—	—	469,847
Futures contracts	563,673	—	—	—	563,673
Swap agreements	309,912	—	(1,269,263)	313,324	(646,027)
Forward foreign currency contracts	—	(565,643)	—	—	(565,643)
Total net realized gains (loss)	$1,368,507	$(565,643)	$(1,269,263)	$313,324	$(153,075)
PACE Global Fixed Income Investments
Futures contracts	$(828,968)	$—	$—	$—	$(828,968)
Forward foreign currency contracts	—	312,264	—	—	312,264
Total net realized gains (loss)	$(828,968)	$312,264	$—	$—	$(516,704)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(3,093,046)	$—	$—	$(3,093,046)
PACE International Equity Investments
Forward foreign currency contracts	$—	$(12,166)	$—	$—	$(12,166)
PACE International Emerging Markets Equity Investments
Forward foreign currency contracts	$—	$(12,603)	$—	$—	$(12,603)
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$(2,220,717)	$(2,220,717)
Options and swaptions written	—	—	—	2,631,015	2,631,015
Futures contracts	571,052	—	—	(3,340,600)	(2,769,548)
Swap agreements	877,248	—	123,102	966,107	1,966,457
Forward foreign currency contracts	—	(1,959,250)	—	—	(1,959,250)
Total net realized gains (loss)	$1,448,300	$(1,959,250)	$123,102	$(1,964,195)	$(2,352,043)

PACE Select Advisors Trust

Notes to financial statements

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended July 31, 2023, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$125,319	$—	$—	$—	$125,319
Options and swaptions written	708,980	—	—	—	708,980
Futures contracts	(312,210)	—	—	—	(312,210)
Swap agreements	424,566	—	—	—	424,566
Total net realized gains (loss)	$946,655	$—	$—	$—	$946,655
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(3,609)	$—	$—	$—	$(3,609)
Futures contracts	(844,803)	—	—	—	(844,803)
Swap agreements	240,152	—	—	—	240,152
Forward foreign currency contracts	—	(208,369)	—	—	(208,369)
Total net realized gains (loss)	$(608,260)	$(208,369)	$—	$—	$(816,629)
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$18,414	$—	$—	$—	$18,414
Options and swaptions written	(293,557)	(120,421)	—	—	(413,978)
Futures contracts	(1,969,945)	—	—	—	(1,969,945)
Swap agreements	(332,838)	—	1,572,525	—	1,239,687
Forward foreign currency contracts	—	(6,001)	—	—	(6,001)
Total net realized gains (loss)	$(2,577,926)	$(126,422)	$1,572,525	$—	$(1,131,823)
PACE Global Fixed Income Investments
Futures contracts	$(235,852)	$—	$—	$—	$(235,852)
Forward foreign currency contracts	—	(374,922)	—	—	(374,922)
Total net realized gains (loss)	$(235,852)	$(374,922)	$—	$—	$(610,774)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(506,902)	$—	$—	$(506,902)
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$(596,957)	$(596,957)
Options and swaptions written	—	—	—	38,572	38,572
Futures contracts	54,093	—	—	1,286,264	1,340,357
Swap agreements	551,718	—	193,136	510	745,364
Forward foreign currency contracts	—	2,398,581	—	—	2,398,581
Total net realized gains (loss)	$605,811	$2,398,581	$193,136	$728,389	$3,925,917

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless

PACE Select Advisors Trust

Notes to financial statements

otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At July 31, 2023, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$10,391,829	$(5,141,956)
Derivatives not subject to a MNA or similar agreements	(9,139,946)	4,800,705
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,251,883	$(341,251)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$120,390	$—	$—	$120,390
BNP	49,294	—	—	49,294
BOA	17,165	(17,165)	—	—
CITI	5,949	(5,949)	—	—
DB	290,266	(74,743)	—	215,523
GS	117,355	(67,509)	—	49,846
JPMCB	3,986	(3,986)	—	—
MSCI	647,478	(32,928)	—	614,550
Total	$1,251,883	$(202,280)	$—	$1,049,603
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(54,188)	$17,165	$—	$(37,023)
CITI	(75,391)	5,949	—	(69,442)
DB	(74,743)	74,743	—	—
GS	(67,509)	67,509	—	—
GSI	(21,874)	—	—	(21,874)
JPMCB	(14,618)	3,986	—	(10,632)
MSCI	(32,928)	32,928	—	—
Total	$(341,251)	$202,280	$—	$(138,971)

PACE Select Advisors Trust

Notes to financial statements

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At July 31, 2023, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$492,039	$(1,382,281)
Derivatives not subject to a MNA or similar agreements	(492,039)	1,382,281
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$1,462,802	$(2,012,423)
Derivatives not subject to a MNA or similar agreements	(1,340,574)	1,743,941
Total gross amount of assets and liabilities subject to MNA or similar agreements	$122,228	$(268,482)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$4,199	$(4,199)	$—	$—
BNP	2,680	(2,680)	—	—
BOA	51,323	(51,323)	—	—
CITI	16,458	(16,458)	—	—
DB	3,212	(1,292)	—	1,920
GS	7,553	(7,553)	—	—
HSBC	4,081	(1,412)	—	2,669
JPMCB	32,722	(32,722)	—	—
Total	$122,228	$(117,639)	$—	$4,589

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(62,715)	$4,199	$—	$(58,516)
BNP	(19,847)	2,680	—	(17,167)
BOA	(56,914)	51,323	—	(5,591)
CITI	(44,820)	16,458	—	(28,362)
DB	(1,292)	1,292	—	—
GS	(9,677)	7,553	2,124	—
HSBC	(1,412)	1,412	—	—
JPMCB	(37,891)	32,722	—	(5,169)
MSCI	(33,914)	—	33,914	—
Total	$(268,482)	$117,639	$36,038	$(114,805)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At July 31, 2023, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$480,667	$(1,136,298)
Derivatives not subject to a MNA or similar agreements	(120,028)	157,615
Total gross amount of assets and liabilities subject to MNA or similar agreements	$360,639	$(978,683)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$8,895	$(710)	$—	$8,185
BNP	112,080	(112,080)	—	—
BOA	10,199	—	—	10,199
CITI	59,440	(47,702)	—	11,738
GSI	70,662	(70,662)	—	—
HSBC	30,648	(30,648)	—	—
RBC	11,940	(2,519)	—	9,421
SCB	13,902	(1,334)	—	12,568
SSB	42,873	(1,615)	—	41,258
Total	$360,639	$(267,270)	$—	$93,369

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(710)	$710	$—	$—
BNP	(600,523)	112,080	—	(488,443)
CITI	(47,702)	47,702	—	—
GSI	(151,726)	70,662	—	(81,064)
HSBC	(52,135)	30,648	—	(21,487)
MSCI	(120,419)	—	—	(120,419)
RBC	(2,519)	2,519	—	—
SCB	(1,334)	1,334	—	—
SSB	(1,615)	1,615	—	—
Total	$(978,683)	$267,270	$—	$(711,413)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At July 31, 2023, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$1,972	$(437,251)
Derivatives not subject to a MNA or similar agreements	(1,972)	437,251
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$4,685,405	$(3,253,379)
Derivatives not subject to a MNA or similar agreements	(1,326,987)	1,335,145
Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,358,418	$(1,918,234)

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$19,710	$(11,036)	$—	$8,674
BNP	213,740	(113,901)	—	99,839
BOA	167,919	(101,865)	—	66,054
CITI	51,209	(29,808)	—	21,401
GS	159,814	(120,044)	—	39,770
GSI	34,662	(34,662)	—	—
HSBC	250,528	(104,341)	—	146,187
JPMCB	2,031,613	(1,185,241)	846,372	—
MSCI	378,730	(166,529)	—	212,201
SG	50,493	(29,433)	—	21,060
Total	$3,358,418	$(1,896,860)	$846,372	$615,186
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(11,036)	$11,036	$—	$—
BNP	(113,901)	113,901	—	—
BOA	(101,865)	101,865	—	—
CITI	(29,808)	29,808	—	—
GS	(120,044)	120,044	—	—
GSI	(56,036)	34,662	—	(21,374)
HSBC	(104,341)	104,341	—	—
JPMCB	(1,185,241)	1,185,241	—	—
MSCI	(166,529)	166,529	—	—
SG	(29,433)	29,433	—	—
Total	$(1,918,234)	$1,896,860	$—	$(21,374)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2023:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS Government Money Market Investments Fund	0.250%
PACE Mortgage-Backed Securities Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.550% up to $250 million
0.500% above $250 million up to $500 million
0.475% above $500 million up to $750 million
0.450% above $750 million up to $1 billion
0.425% above $1 billion up to $1.25 billion
0.400% above $1.25 billion
PACE Municipal Fixed Income Investments	0.500% up to $250 million 0.450% above $250 million up to $500 million 0.425% above $500 million up to $750 million 0.400% above $750 million up to $1 billion 0.375% above $1 billion
PACE Global Fixed Income Investments	0.600% up to $500 million 0.575% above $500 million up to $1 billion 0.550% above $1 billion
PACE High Yield Investments	0.700% up to $500 million 0.650% above $500 million up to $1 billion 0.625% above $1 billion up to $1.5 billion 0.600% above $1.5 billion up to $2 billion 0.575% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.000% up to $500 million 0.975% above $500 million up to $1 billion 0.950% above $1 billion up to $1.5 billion 0.925% above $1.5 billion up to $2 billion 0.900% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subdvisory Agreements, with the exception of UBS Government Money Market Investments Fund, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	Brown Brothers Harriman & Co.
PACE Strategic Fixed Income Investments	Brown Brothers Harriman & Co. Neuberger Berman Investment Advisers LLC Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Insight North America LLC
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Artisan Partners, LP Hotchkis & Wiley Capital Management, LLC Wellington Management Company LLP
PACE Large Co Growth Equity Investments	GQG Partners LLC J.P. Morgan Investment Management Inc. Polen Capital Management, LLC
PACE Small/Medium Co Value Equity Investments	Huber Capital Management LLC Kayne Anderson Rudnick, LLC Sapience Investments, LLC
PACE Small/Medium Co Growth Equity Investments	Calamos Advisors LLC Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC
PACE International Equity Investments	Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd. Robert W. Baird & Co. Incorporated

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment subadvisor
PACE International Emerging Markets Equity Investments	ARGA Investment Management, LP RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	MFS Investment Management
PACE Alternative Strategies Investments[1]	Aviva Investors Americas, LLC
DLD Asset Management LP
Kettle Hill Capital Management, LLC
Magnetar Asset Management LLC
PCJ Investment Counsel Ltd.
Electron Capital Partners, LLC
Allspring Global Investments, LLC

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At July 31, 2023, certain Portfolios owe UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to UBS AM
UBS Government Money Market Investments Fund	$257,456
PACE Mortgage-Backed Securities Fixed Income Investments	61,772
PACE Intermediate Fixed Income Investments	17,447
PACE Strategic Fixed Income Investments	178,376
PACE Municipal Fixed Income Investments	89,446
PACE Global Fixed Income Investments	76,842
PACE High Yield Investments	79,143
PACE Large Co Value Equity Investments	529,784
PACE Large Co Growth Equity Investments	556,883
PACE Small/Medium Co Value Equity Investments	224,399
PACE Small/Medium Co Growth Equity Investments	170,118
PACE International Equity Investments	498,936
PACE International Emerging Markets Equity Investments	222,321
PACE Global Real Estate Securities Investments	43,434
PACE Alternative Strategies Investments	396,371

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is voluntarily obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended July 31, 2023, UBS AM was contractually obligated to waive $225,544 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

The UBS Government Money Market Investments Fund and UBS AM have also entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2023 in an amount equal to 0.13% of the fund's average daily net assets. For the period ended July 31, 2023, UBS AM waived $1,694,894 in investment management fees. This management fee waiver will not be subject to future recoupment.

PACE Select Advisors Trust

Notes to financial statements

For PACE High Yield Investments Class P2, PACE International Equity Investments Class P2, PACE International Emerging Markets Equity Investments Class P2, and PACE Alternative Strategies Investments Class P2, UBS AM has entered into a written agreement pursuant to which UBS AM has agreed to waive a portion of its investment management and administration fees. For the period ended July 31, 2023, the fees waived were $58,533, $26,202, $137,090 and $31,381, respectively. Such amounts are not subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2023 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2020, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended July 31, 2023, UBS AM had the following contractual fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2026, and recoupments for the period ended July 31, 2023, were as follows:

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Class P2 expense cap	Fees waived/ expenses reimbursed	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	N/A	$10,258	$210,154
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	N/A	491,056	—
PACE Intermediate Fixed Income Investments	0.86	0.61	0.61	N/A	605,838	—
PACE Strategic Fixed Income Investments	0.90	0.65	0.65	N/A	451,278	—
PACE Municipal Fixed Income Investments	0.82	0.57	0.57	N/A	175,984	—
PACE Global Fixed Income Investments	1.03	0.87	0.84	N/A	442,167	—
PACE High Yield Investments	1.06	0.88	0.91	N/A	291,369	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	N/A	25,387	—
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	N/A	237,113	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	N/A	98,353	—
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	N/A	121,570	—
PACE International Equity Investments	1.25	1.00	1.00	N/A	631,174	—
PACE International Emerging Markets Equity Investments	1.45	1.20	1.20	N/A	681,828	—
PACE Global Real Estate Securities Investments	1.45	N/A	1.20	N/A	390,677	—
PACE Alternative Strategies Investments	1.83	1.58	1.58	N/A	882,784	—

At July 31, 2023, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2024	Expires July 31, 2025	Expires July 31, 2026
PACE Mortgage-Backed Fixed Income Investments—Class A	$136,303	$46,466	$57,397	$32,440
PACE Mortgage-Backed Fixed Income Investments—Class Y	85,419	29,838	37,641	17,940
PACE Mortgage-Backed Fixed Income Investments—Class P	1,797,313	639,149	717,487	440,676

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2024	Expires July 31, 2025	Expires July 31, 2026
PACE Intermediate Fixed Income Investments—Class A	$62,809	$18,878	$24,204	$19,727
PACE Intermediate Fixed Income Investments—Class Y	2,370	709	869	792
PACE Intermediate Fixed Income Investments—Class P	1,932,147	599,863	746,965	585,319
PACE Strategic Fixed Income Investments—Class A	38,111	11,751	18,811	7,549
PACE Strategic Fixed Income Investments—Class Y	5,158	290	2,834	2,034
PACE Strategic Fixed Income Investments—Class P	2,073,029	651,863	979,471	441,695
PACE Municipal Fixed Income Investments—Class A	100,006	42,217	35,292	22,497
PACE Municipal Fixed Income Investments—Class Y	98	36	32	30
PACE Municipal Fixed Income Investments—Class P	716,409	297,349	265,603	153,457
PACE Global Fixed Income Investments—Class A	174,945	69,743	68,724	36,478
PACE Global Fixed Income Investments—Class Y	12,603	4,528	5,041	3,034
PACE Global Fixed Income Investments—Class P	1,928,828	749,642	776,531	402,655
PACE High Yield Investments—Class A	25,836	12,415	8,906	4,515
PACE High Yield Investments—Class Y	1,235	600	522	113
PACE High Yield Investments—Class P	1,319,579	538,333	494,505	286,741
PACE Large Co Value Equity Investments—Class P	25,387	—	—	25,387
PACE Large Co Growth Equity Investments—Class A	9,816	2,686	—	7,130
PACE Large Co Growth Equity Investments—Class P	514,962	180,121	104,858	229,983
PACE Small/Medium Co Value Equity Investments—Class Y	398	381	—	17
PACE Small/Medium Co Value Equity Investments—Class P	98,336	—	—	98,336
PACE Small/Medium Co Growth Equity Investments—Class Y	381	381	—	—
PACE Small/Medium Co Growth Equity Investments—Class P	121,570	—	—	121,570
PACE International Equity Investments—Class A	63,389	15,783	21,511	26,095
PACE International Equity Investments—Class Y	21,589	3,624	8,765	9,200
PACE International Equity Investments—Class P	1,327,433	256,117	475,437	595,879
PACE International Emerging Markets Equity Investments A	26,180	5,417	13,276	7,487
PACE International Emerging Markets Equity Investments Y	33,089	6,562	17,170	9,357
PACE International Emerging Markets Equity Investments P	2,373,095	546,239	1,161,872	664,984
PACE Global Real Estate Securities Investments—Class A	1,708	572	475	661
PACE Global Real Estate Securities Investments—Class P	1,206,960	444,097	372,847	390,016
PACE Alternative Strategies Investments—Class A	28,779	4,609	13,172	10,998
PACE Alternative Strategies Investments—Class Y	2,276	313	1,081	882
PACE Alternative Strategies Investments—Class P	2,218,160	331,558	1,015,698	870,904

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on UBS Government Money Market Investments Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the period ended July 31, 2023, the UBS Government Money Market Investments Fund did not incur this additional waiver.

For the period ended July 31, 2023, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

PACE Select Advisors Trust

Notes to financial statements

Affiliated broker	PACE Large Co Value Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$12	$—	$—	$8,313	$—
UBS Securities Asia Ltd.	—	—	—	2,455	—
UBS Securities LLC	13,156	12,496	1,136	1,770	20,170
UBS Securities Pte Ltd	—	—	—	1,055	—
UBS Securities Pte Ltd., Seoul	—	—	—	1,158	—
UBS Securities India Private	—	—	—	406	—

During the period ended, July 31, 2023, some of the Portfolios engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

Shareholder services plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Trust has adopted a shareholder services plan (the "Plan") with respect to each Portfolio (with the exception of UBS Government Money Market Investments Fund, which only offers Class P shares) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plan governs the payments made for the expenses incurred in the service of Class A shares. Annual fees under the Plan as a percentage of the average daily net assets of Class A shares of each applicable Portfolio are 0.25%.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A. For the period ended July 31, 2023, there were no sales charges earned by UBS AM (US).

At July 31, 2023, certain Portfolios owed UBS AM (US) service fees.

Portfolio	Service fees owed
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$4,028
PACE Intermediate Fixed Income Investments—Class A	1,708
PACE Strategic Fixed Income Investments—Class A	2,029
PACE Municipal Fixed Income Investments—Class A	5,657
PACE Global Fixed Income Investments—Class A	3,552
PACE High Yield Investments—Class A	682
PACE Large Co Value Equity Investments—Class A	19,005
PACE Large Co Growth Equity Investments—Class A	9,068
PACE Small/Medium Co Value Equity Investments—Class A	3,165
PACE Small/Medium Co Growth Equity Investments—Class A	4,151
PACE International Equity Investments—Class A	4,827
PACE International Emerging Markets Equity Investments—Class A	709
PACE Global Real Estate Securities Investments—Class A	44
PACE Alternative Strategies Investments—Class A	804

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

PACE Select Advisors Trust

Notes to financial statements

For the period ended July 31, 2023, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS Government Money Market Investments Fund	$439,888
PACE Mortgage-Backed Securities Fixed Income Investments	203,749
PACE Intermediate Fixed Income Investments	194,041
PACE Strategic Fixed Income Investments	246,268
PACE Municipal Fixed Income Investments	38,111
PACE Global Fixed Income Investments	220,668
PACE High Yield Investments	187,699
PACE Large Co Value Equity Investments	279,383
PACE Large Co Growth Equity Investments	269,773
PACE Small/Medium Co Value Equity Investments	265,915
PACE Small/Medium Co Growth Equity Investments	263,145
PACE International Equity Investments	264,958
PACE International Emerging Markets Equity Investments	250,033
PACE Global Real Estate Securities Investments	191,413
PACE Alternative Strategies Investments	127,213

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2023, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$7,025,437	$7,150,413	$—	$7,150,413	NA
PACE Strategic Fixed Income Investments	18,749,378	16,541,243	2,575,227	19,116,470	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Fixed Income Investments	254,715	259,375	—	259,375	NA
PACE High Yield Investments	93,996	99,837	—	99,837	NA
PACE Large Co Value Equity Investments	22,306,704	3,696,845	19,294,917	22,991,762	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Value Equity Investments	2,779,066	575,525	2,332,434	2,907,959	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Growth Equity Investments	9,218,083	2,669,441	6,435,467	9,104,908	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Equity Investments**	20,434,557	5,963,629	15,839,299	21,802,928	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Emerging Markets Investments	11,266,181	7,463,315	4,217,528	11,680,843	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Real Estate Securities Investments	8,849,714	4,779,341	4,514,500	9,293,841	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at July 31, 2023 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$7,150,413	$7,150,413
PACE Strategic Fixed Income Investments	—	16,541,243	16,541,243
PACE Global Fixed Income Investments	—	259,375	259,375
PACE High Yield Investments	99,837	—	99,837
PACE Large Co Value Equity Investments	3,696,845	—	3,696,845
PACE Small/Medium Co Value Equity Investments	575,525	—	575,525
PACE Small/Medium Co Growth Equity Investments	2,669,442	—	2,669,442
PACE International Equity Investments	5,963,629	—	5,963,629
PACE International Emerging Markets Equity Investments	7,463,315	—	7,463,315
PACE Global Real Estate Securities Investments	4,779,341	—	4,779,341

Bank line of credit

With the exception of UBS Government Money Market Investments Fund, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

PACE Select Advisors Trust

Notes to financial statements

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended July 31, 2023, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Strategic Fixed Income Investments	$1,042,636	1	$150	5.180%
PACE High Yield Investments	1,189,542	17	3,136	5.583
PACE Large Co Value Equity Investments	1,1570,442	13	2,087	3.680
PACE Large Co Growth Equity Investments	4,337,665	17	11,549	5.638
PACE Small/Medium Co Value Equity Investments	1,518,575	18	3,299	4.345
PACE Small/Medium Co Growth Equity Investments	1,160,839	42	7,278	5.374
PACE International Equity Investments	1,596,399	167	42,470	5.735
PACE International Emerging Markets Equity Investments	1,292,370	128	26,011	5.661
PACE Global Real Estate Securities Investments	515,174	3	244	5.680
PACE Alternative Strategies Investments	657,914	14	1,219	4.765

At July 31, 2023, PACE International Equity Investments, and PACE International Emerging Markets Equity Investments had outstanding borrowings of $439,886 and $524,717, respectively.

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios. The commission recapture arrangement was terminated on August 10, 2022. For the period ended July 31, 2023, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$8,147
PACE Large Co Growth Equity Investments	255
PACE Small/Medium Co Value Equity Investments	7,142
PACE Small/Medium Co Growth Equity Investments	2,703
PACE International Equity Investments	4,154
PACE International Emerging Markets Equity Investments	82
PACE Alternative Strategies Investments	4,665

Purchases and sales of securities

For the period ended July 31, 2023, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$3,807,674,358	$3,882,632,797
PACE Intermediate Fixed Income Investments	487,810,531	531,841,097
PACE Strategic Fixed Income Investments	1,910,366,073	1,901,857,182

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Purchases	Sales
PACE Municipal Fixed Income Investments	$25,373,681	$76,229,902
PACE Global Fixed Income Investments	399,387,813	423,190,813
PACE High Yield Investments	68,332,234	114,417,306
PACE Large Co Value Equity Investments	350,560,105	566,831,645
PACE Large Co Growth Equity Investments	505,543,291	721,119,768
PACE Small/Medium Co Value Equity Investments	117,282,422	192,016,602
PACE Small/Medium Co Growth Equity Investments	275,613,055	342,919,910
PACE International Equity Investments (long transactions)	334,294,218	474,583,653
PACE International Equity Investments (short transactions)	134,235,298	121,635,352
PACE International Emerging Markets Equity Investments	293,678,665	245,563,004
PACE Global Real Estate Securities Investments	13,121,104	26,440,244
PACE Alternative Strategies Investments (long transactions)	994,087,682	1,022,621,577
PACE Alternative Strategies Investments (short transactions)	569,278,688	562,677,367

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS Government Money Market Investments Fund, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	76,116	$793,232
Shares repurchased	(347,184)	(3,680,589)
Dividends reinvested	66,958	707,542
Net increase (decrease)	(204,110)	$(2,179,815)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	143,093	$1,512,569	2,299,143	$24,472,481
Shares repurchased	(251,601)	(2,713,721)	(6,198,558)	(65,797,904)
Dividends reinvested	35,250	372,498	809,236	8,555,595
Net increase (decrease)	(73,258)	$(828,654)	(3,090,179)	$(32,769,828)

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	2,191	$27,319
Shares repurchased	(272,013)	(3,359,677)
Dividends reinvested	40,361	485,156
Net increase (decrease)	(229,461)	$(2,847,202)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	238,479	$2,900,728	2,965,007	$36,246,971
Shares repurchased	(535,183)	(6,433,698)	(4,760,017)	(56,985,434)
Dividends reinvested	26,241	315,350	532,136	6,397,136
Net increase (decrease)	(270,463)	$(3,217,620)	(1,262,874)	$(14,341,327)

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	70,176	$729,832
Shares repurchased	(172,572)	(1,819,559)
Dividends reinvested	24,738	259,632
Net increase (decrease)	(77,658)	$(830,095)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,896,355	$30,613,650
Shares repurchased	(2,193)	(23,003)	(6,797,020)	(71,799,992)
Dividends reinvested	749	7,859	887,366	9,316,547
Net increase (decrease)	(1,444)	$(15,144)	(3,013,299)	$(31,869,795)

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	1,461	$17,938
Shares repurchased	(113,617)	(1,364,131)
Dividends reinvested	18,768	226,667
Net increase (decrease)	(93,388)	$(1,119,526)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,193	$27,718	2,675,433	$32,115,252
Shares repurchased	(547)	(6,790)	(4,705,920)	(55,366,028)
Dividends reinvested	493	5,930	704,072	8,475,188
Net increase (decrease)	2,139	$26,858	(1,326,415)	$(14,775,588)

PACE Strategic Fixed Income Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	97,440	$1,127,449
Shares repurchased	(284,245)	(3,299,159)
Dividends reinvested	31,664	369,691
Net increase (decrease)	(155,141)	$(1,802,019)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	22,951	$272,364	3,843,990	$45,116,786
Shares repurchased	(24,877)	(293,670)	(12,278,880)	(143,972,447)
Dividends reinvested	3,451	40,221	1,728,016	20,158,763
Net increase (decrease)	1,525	$18,915	(6,706,874)	$(78,696,898)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	8,155	$108,135
Shares repurchased	(170,449)	(2,239,015)
Dividends reinvested	28,168	377,951
Net increase (decrease)	(134,126)	$(1,752,929)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	560	$7,430	4,775,799	$63,833,495
Shares repurchased	(5,179)	(72,645)	(8,046,649)	(105,684,406)
Dividends reinvested	2,666	35,619	1,679,877	22,493,720
Net increase (decrease)	(1,953)	$(29,596)	(1,590,973)	$(19,357,191)

PACE Municipal Fixed Income Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	34,136	$410,181
Shares repurchased	(370,855)	(4,461,138)
Dividends reinvested	30,604	367,609
Net increase (decrease)	(306,115)	$(3,683,348)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,660,802	$44,100,706
Shares repurchased	—	—	(8,295,523)	(99,482,004)
Dividends reinvested	7	87	352,977	4,239,866
Net increase (decrease)	7	$87	(4,281,744)	$(51,141,432)

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	6,041	$79,724
Shares repurchased	(309,406)	(3,914,051)
Dividends reinvested	37,191	475,992
Net increase (decrease)	(266,174)	$(3,358,335)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,836,358	$36,259,955
Shares repurchased	—	—	(4,515,227)	(56,530,912)
Dividends reinvested	8	94	444,134	5,680,575
Net increase (decrease)	8	$94	(1,234,735)	$(14,590,382)

PACE Select Advisors Trust

Notes to financial statements

PACE Global Fixed Income Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	380,208	$3,054,561
Shares repurchased	(672,785)	(5,494,463)
Dividends reinvested	44,457	362,045
Net increase (decrease)	(248,120)	$(2,077,857)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,674	$13,353	2,340,285	$19,050,492
Shares repurchased	(8,252)	(67,117)	(7,050,584)	(57,411,384)
Dividends reinvested	4,977	40,159	637,595	5,172,506
Net increase (decrease)	(1,601)	$(13,605)	(4,072,704)	$(33,188,386)

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	2,337	$22,531
Shares repurchased	(266,579)	(2,600,516)
Dividends reinvested	91,083	885,759
Net increase (decrease)	(173,159)	$(1,692,226)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,148	$10,847	2,680,337	$25,564,635
Shares repurchased	(5,499)	(54,233)	(4,863,547)	(45,537,995)
Dividends reinvested	8,293	79,828	1,246,248	12,065,003
Net increase (decrease)	3,942	$36,442	(936,962)	$(7,908,357)

PACE Select Advisors Trust

Notes to financial statements

PACE High Yield Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	315,609	$2,579,783
Shares repurchased	(343,346)	(2,843,817)
Dividends reinvested	16,543	135,665
Net increase (decrease)	(11,194)	$(128,369)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,599,574	$13,215,377
Shares repurchased	—	—	(7,096,810)	(58,248,395)
Dividends reinvested	4,345	35,811	1,349,600	11,046,260
Net increase (decrease)	4,345	$35,811	(4,147,636)	$(33,986,758)

	Class P2
	Shares	Amount
Shares sold	—	$—
Shares repurchased	(1,463,751)	(12,000,826)
Dividends reinvested	102,705	847,311
Net increase (decrease)	(1,361,046)	$(11,153,515)

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	74,073	$702,510
Shares repurchased	(158,491)	(1,357,069)
Dividends reinvested	17,666	163,207
Net increase (decrease)	(66,752)	$(491,352)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,947,325	$18,328,262
Shares repurchased	—	—	(4,383,112)	(39,900,229)
Dividends reinvested	3,826	35,542	1,447,092	13,387,763
Net increase (decrease)	3,826	$35,542	(988,695)	$(8,184,204)

	Class P2*
	Shares	Amount
Shares sold	2,457,034	$23,501,000
Shares repurchased	(136,209)	(1,200,000)
Dividends reinvested	80,221	715,928
Net increase (decrease)	2,401,046	$23,016,928

*  For the period from September 15, 2021 (commencement of operations) through July 31, 2023.

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Value Equity Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	287,685	$5,672,005
Shares repurchased	(872,168)	(16,949,994)
Dividends reinvested	654,335	11,620,993
Net increase (decrease)	69,852	$343,004

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,311	$85,177	1,987,404	$38,074,782
Shares repurchased	(42,588)	(845,375)	(12,411,886)	(241,946,520)
Dividends reinvested	131,904	2,345,253	5,916,784	104,431,238
Net increase (decrease)	93,627	$1,585,055	(4,507,698)	$(99,440,500)

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	21,693	$469,073
Shares repurchased	(324,479)	(7,426,151)
Dividends reinvested	707,354	15,179,815
Net increase (decrease)	404,568	$8,222,737

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,137	$112,674	1,774,416	$40,408,302
Shares repurchased	(50,340)	(1,261,211)	(8,388,593)	(186,192,491)
Dividends reinvested	132,410	2,844,159	7,503,444	160,123,492
Net increase (decrease)	87,207	$1,695,622	889,267	$14,339,303

PACE Large Co Growth Equity Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	337,537	$4,479,165
Shares repurchased	(908,187)	(11,989,018)
Dividends reinvested	1,410,579	14,726,450
Net increase (decrease)	839,929	$7,216,597

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,376	$33,901	5,315,327	$73,431,845
Shares repurchased	(68,880)	(1,076,212)	(16,439,818)	(262,596,365)
Dividends reinvested	478,445	5,870,524	19,326,573	231,145,810
Net increase (decrease)	411,941	$4,828,213	8,202,082	$41,981,290

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	15,263	$331,601
Shares repurchased	(267,289)	(5,958,659)
Dividends reinvested	509,753	12,014,887
Net increase (decrease)	257,727	$6,387,829

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,549	$38,425	1,772,390	$43,477,859
Shares repurchased	(52,570)	(1,485,795)	(7,942,383)	(199,354,133)
Dividends reinvested	161,875	4,210,372	8,153,771	208,655,010
Net increase (decrease)	110,854	$2,763,002	1,983,778	$52,778,736

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	182,768	$3,448,931
Shares repurchased	(295,092)	(5,431,871)
Dividends reinvested	150,456	2,432,879
Net increase (decrease)	38,132	$449,939

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	72	$1,446	953,843	$17,917,441
Shares repurchased	(1,242)	(24,150)	(5,072,806)	(98,094,584)
Dividends reinvested	1,239	21,413	3,227,999	54,682,305
Net increase (decrease)	69	$(1,291)	(890,964)	$(25,494,838)

For the year ended July 31, 2022:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	41,888	$952,234	12	$240
Shares repurchased	(75,137)	(1,733,259)	(34)	(795)
Dividends reinvested	104,088	2,320,115	890	20,935
Net increase (decrease)	70,839	$1,539,090	868	$20,380

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	737,490	$17,785,061	37	$1,000
Shares repurchased	(3,621,483)	(85,327,550)	—	—
Dividends reinvested	2,673,473	61,890,895	—	—
Net increase (decrease)	(210,520)	$(5,651,594)	37	$1,000

PACE Select Advisors Trust

Notes to financial statements

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	190,690	$2,057,614
Shares repurchased	(473,607)	(5,040,635)
Dividends reinvested	—	—
Net increase (decrease)	(282,917)	$(2,983,021)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,228,325	$28,292,275
Shares repurchased	—	—	(7,496,556)	(93,064,041)
Dividends reinvested	—	—	—	—
Net increase (decrease)	—	$—	(5,268,231)	$(64,771,766)

For the year ended July 31, 2022:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,396	$189,644	—	$—
Shares repurchased	(184,035)	(2,499,406)	(1,075)	(27,448)
Dividends reinvested	685,740	9,140,909	176	2,872
Net increase (decrease)	517,101	$6,831,147	(899)	$(24,576)

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	1,430,123	$21,923,664	41	$1,000
Shares repurchased	(4,697,963)	(76,018,439)	—	—
Dividends reinvested	8,501,666	132,540,979	—	—
Net increase (decrease)	5,233,826	$78,446,204	41	$1,000

PACE International Equity Investments
For the year ended July 31, 2023:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	309,127	$4,793,721	2,139	$33,893
Shares repurchased	(447,850)	(7,012,290)	(82,730)	(1,265,508)
Dividends reinvested	37,166	553,395	20,798	307,389
Net increase (decrease)	(101,557)	$(1,665,174)	(59,793)	$(924,226)

	Class P		Class P2[1]
	Shares	Amount	Shares	Amount
Shares sold	2,056,873	$31,800,231	1,123,463	$18,604,500
Shares repurchased	(12,629,830)	(195,215,162)	(64)	(1,056)
Dividends reinvested	1,416,983	20,886,334	—	—
Net increase (decrease)	(9,155,974)	$(142,528,597)	1,123,399	$18,603,444

1  For the period from March 27, 2023 (commencement of operations) through July 31, 2023.

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	5,556	$93,767
Shares repurchased	(196,784)	(3,549,207)
Dividends reinvested	101,853	1,775,296
Net increase (decrease)	(89,375)	$(1,680,144)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,621	$84,700	2,603,064	$45,483,999
Shares repurchased	(50,320)	(892,951)	(8,430,624)	(142,880,864)
Dividends reinvested	53,791	931,118	4,005,765	69,179,563
Net increase (decrease)	8,092	$122,867	(1,821,795)	$(28,217,302)

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2023:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	323,265	$3,821,348	4,867	$59,545
Shares repurchased	(351,519)	(4,241,150)	(28,225)	(342,386)
Dividends reinvested	5,631	65,151	8,633	100,744
Net increase (decrease)	(22,623)	$(354,651)	(14,725)	$(182,097)

	Class P		Class P2[1]
	Shares	Amount	Shares	Amount
Shares sold	1,830,666	$21,910,349	10,397,711	$127,357,085
Shares repurchased	(6,226,462)	(74,485,737)	(1,914,303)	(23,546,817)
Dividends reinvested	510,678	5,923,865	—	—
Net increase (decrease)	(3,885,118)	$(46,651,523)	8,483,408	$103,810,268

1  For the period from March 16, 2023 (commencement of operations) through July 31, 2023.

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	104,543	$1,642,249
Shares repurchased	(146,217)	(2,200,476)
Dividends reinvested	30,999	442,980
Net increase (decrease)	(10,675)	$(115,247)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,507	$79,433	2,515,381	$34,561,074
Shares repurchased	(24,513)	(370,281)	(3,986,870)	(55,292,502)
Dividends reinvested	38,215	551,067	2,533,169	36,325,649
Net increase (decrease)	19,209	$260,219	1,061,680	$15,594,221

PACE Select Advisors Trust

Notes to financial statements

PACE Global Real Estate Securities Investments
For the year ended July 31, 2023:

	Class A
	Shares	Amount
Shares sold	93,891	$602,023
Shares repurchased	(106,715)	(686,552)
Dividends reinvested	163	1,022
Net increase (decrease)	(12,661)	$(83,507)

	Class P
	Shares	Amount
Shares sold	917,252	$5,659,201
Shares repurchased	(3,308,757)	(20,364,479)
Dividends reinvested	124,507	743,308
Net increase (decrease)	(2,266,998)	$(13,961,970)

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	1,062	$8,525
Shares repurchased	(6,443)	(47,313)
Dividends reinvested	1,119	9,321
Net increase (decrease)	(4,262)	$(29,467)

	Class P
	Shares	Amount
Shares sold	847,553	$6,495,976
Shares repurchased	(2,461,432)	(18,301,007)
Dividends reinvested	419,761	3,345,491
Net increase (decrease)	(1,194,118)	$(8,459,540)

PACE Alternative Strategies Investments
For the year ended July 31, 2023:

	Class A		Class Y
	Shares	Amount	Shares	Amount
Shares sold	24,943	$264,387	947	$10,009
Shares repurchased	(124,649)	(1,312,113)	(11,075)	(116,989)
Dividends reinvested	9,131	95,234	913	9,562
Net increase (decrease)	(90,575)	$(952,492)	(9,215)	$(97,418)

	Class P		Class P2[1]
	Shares	Amount	Shares	Amount
Shares sold	1,983,213	$20,807,644	5,178,824	$53,605,295
Shares repurchased	(10,361,213)	(108,751,389)	(64,565)	(669,630)
Dividends reinvested	764,065	7,961,562	—	—
Net increase (decrease)	(7,613,935)	$(79,982,183)	5,114,259	$52,935,665

1  For the period from November 11, 2022 (commencement of operations) through July 31, 2023.

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2022:

	Class A
	Shares	Amount
Shares sold	3,855	$40,269
Shares repurchased	(111,738)	(1,192,421)
Dividends reinvested	28,355	298,292
Net increase (decrease)	(79,528)	$(853,860)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,122	$11,940	2,860,683	$31,081,414
Shares repurchased	(3,228)	(33,810)	(7,665,077)	(81,911,598)
Dividends reinvested	2,539	26,763	2,447,827	25,677,704
Net increase (decrease)	433	$4,893	(2,356,567)	$(25,152,480)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2023 and July 31, 2022 were as follows:

	2023				2022
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS Government Money Market Investments Fund	$—	$65,060,792	$—	$—	$—	$488,906	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	10,731,647	—	—	—	7,984,382	—	—
PACE Intermediate Fixed Income Investments	—	10,691,429	—	—	—	4,972,365	4,524,155	—
PACE Strategic Fixed Income Investments	—	21,069,776	—	1,338,892	—	19,124,518	5,727,292	—
PACE Municipal Fixed Income Investments	5,378,399	76,053	—	—	6,154,542	181,318	938,213	—
PACE Global Fixed Income Investments	—	—	—	6,116,846	—	4,146,854	5,344,290	4,602,504
PACE High Yield Investments	—	9,118,885	—	4,006,355	—	15,626,721	—	—
PACE Large Co Value Equity Investments	—	21,061,622	106,300,320	—	—	51,274,644	138,164,102	—
PACE Large Co Growth Equity Investments	—	1,022,546	267,156,985	—	—	10,600,571	227,835,006	—
PACE Small/Medium Co Value Equity Investments	—	4,305,779	57,583,596	—	—	24,146,549	44,641,171	—
PACE Small/Medium Co Growth Equity Investments	—	—	—	—	—	54,741,624	96,483,508	—
PACE International Equity Investments	—	8,336,925	15,045,318	—	—	25,569,891	51,095,561	—
PACE International Emerging Markets Equity Investments	—	6,496,769	—	—	—	11,035,276	28,410,389	—

PACE Select Advisors Trust

Notes to financial statements

	2023				2022
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Global Real Estate Securities Investments	$—	$810,887	$—	$—	$—	$3,375,344	$—	$231,926
PACE Alternative Strategies Investments	—	8,834	8,547,831	—	—	24,876,865	2,445,348	—

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at July 31, 2023 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Government Money Market Investments Fund	$2,535,201,808	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	332,353,744	8,966,287	(28,698,282)	(19,731,995)
PACE Intermediate Fixed Income Investments	221,474,944	1,787,910	(5,147,226)	(3,359,316)
PACE Strategic Fixed Income Investments	525,271,354	1,668,500	(24,696,233)	(23,027,733)
PACE Municipal Fixed Income Investments	217,712,013	589,460	(7,702,551)	(7,113,091)
PACE Global Fixed Income Investments	208,412,182	3,454,143	(8,619,104)	(5,164,961)
PACE High Yield Investments	221,550,490	2,282,356	(28,857,464)	(26,575,108)
PACE Large Co Value Equity Investments	788,425,170	86,465,060	(31,770,053)	54,695,007
PACE Large Co Growth Equity Investments	700,093,038	127,695,325	(21,094,190)	106,601,135
PACE Small/Medium Co Value Equity Investments	274,827,716	59,228,900	(12,901,760)	46,327,140
PACE Small/Medium Co Growth Equity Investments	267,605,955	49,511,341	(18,038,331)	31,473,010
PACE International Equity Investments	651,095,375	150,457,429	(35,583,682)	114,873,747
PACE International Emerging Markets Equity Investments	366,577,500	38,199,623	(20,655,295)	17,544,328
PACE Global Real Estate Securities Investments	79,593,145	3,005,212	(9,991,828)	(6,986,616)
PACE Alternative Strategies Investments	246,834,663	23,560,528	(27,096,647)	(3,536,119)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives, mark-to-market of passive foreign investment companies, non-taxable special dividends, mortgage dollar roll adjustments, Section 305(c) adjustments, and constructive sales.

At July 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
UBS Government Money Market Investments Fund	$—	$4,859,381	$—	$(1,125)	$—	$(4,859,973)	$(1,717)
PACE Mortgage-Backed Securities Fixed Income Investments	—	285,145	—	(53,232,305)	(19,731,996)	28,043	(72,651,113)
PACE Intermediate Fixed Income Investments	—	1,501,200	—	(41,346,410)	(3,359,317)	—	(43,204,527)
PACE Strategic Fixed Income Investments	—	—	—	(85,377,954)	(24,418,970)	(16,170)	(109,813,094)
PACE Municipal Fixed Income Investments	1,206,154	—	—	(1,677,475)	(7,113,091)	—	(7,584,412)
PACE Global Fixed Income Investments	—	—	—	(32,808,517)	(5,162,475)	(1,681,725)	(39,652,717)
PACE High Yield Investments	—	—	—	(25,762,136)	(26,562,381)	(159,517)	(52,484,034)

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
PACE Large Co Value Equity Investments	$—	$19,363,238	$5,335,256	$—	$54,702,576	$(303,791)	$79,097,279
PACE Large Co Growth Equity Investments	—	—	5,612,078	(265,671)	106,601,135	—	111,947,542
PACE Small/Medium Co Value Equity Investments	—	700,040	49,565	(1,174,752)	46,327,155	—	45,902,008
PACE Small/Medium Co Growth Equity Investments	—	—	—	(13,966,661)	31,473,011	—	17,506,350
PACE International Equity Investments	—	14,186,974	1,336,803	—	114,928,783	(2,588,050)	127,864,510
PACE International Emerging Markets Equity Investments	—	4,735,027	—	(23,788,235)	16,701,124	—	(2,352,084)
PACE Global Real Estate Securities Investments	—	—	—	(10,608,072)	(6,988,713)	—	(17,596,785)
PACE Alternative Strategies Investments	—	8,912,479	—	(8,200,275)	(3,583,123)	(670,883)	(3,541,802)

Net capital losses recognized by the Portfolios, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward indefinitely are as follows:

Portfolio	Short-term losses	Long-term losses	Net capital losses
UBS Government Money Market Investments Fund	$790	$—	$790
PACE Mortgage-Backed Securities Fixed Income Investments	22,744,342	30,487,963	53,232,305
PACE Intermediate Fixed Income Investments	16,529,758	24,816,652	41,346,410
PACE Strategic Fixed Income Investments	25,455,026	58,286,088	83,741,114
PACE Municipal Fixed Income Investments	1,140,605	536,870	1,677,475
PACE Global Fixed Income Investments	16,905,183	13,693,317	30,598,500
PACE High Yield Investments	2,649,707	22,197,654	24,847,361
PACE Small/Medium Co Growth Equity Investments	13,029,087	—	13,029,087
PACE International Emerging Markets Equity Investments	17,331,545	6,456,690	23,788,235
PACE Global Real Estate Securities Investments	285,227	10,322,845	10,608,072
PACE Alternative Strategies Investments	—	8,200,275	8,200,275

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the fiscal year ended July 31, 2023, the following Portfolios incurred and elected to defer qualified late year losses of the following:

	Late year	Post October capital loss
Portfolio	ordinary loss	Short-term losses	Long-term losses
UBS Government Money Market Investments Fund	$—	$335	$—
PACE Strategic Fixed Income Investments	1,636,840	—	—
PACE Small/Medium Co Value Equity Investments	—	5,179,123	(4,004,371)
PACE Global Fixed Income Investments	2,210,017	—	—
PACE High Yield Investments	914,775	—	—
PACE Large Co Growth Equity Investments	265,671	—	—
PACE Small/Medium Co Growth Equity Investments	937,574	—	—

PACE Select Advisors Trust

Notes to financial statements

At June 30, 2023, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Portfolio	Distributable earnings (losses)	Beneficial Interest
PACE Mortgage-Backed Securities Fixed Income Investments	$1	$(1)
PACE Intermediate Fixed Investments	(2,662)	2,662
PACE Strategic Fixed Income Investments	—	—
PACE Global Fixed Income Investments	11,037,621	(11,037,621)
PACE High Yield Investments	—	—
PACE Large Co Growth Equity Investments	290,127	(290,127)
PACE Small/Medium Co Value Equity Investments	—	—
PACE Small/Medium Co Growth Equity Investments	1,555,947	(1,555,947)
PACE Global Real Estate Securities Investments	(47,147)	47,147
PACE Alternative Strategies Investments	2,822	(2,822)

These differences are primarily due to net operating losses and distributions in excess of net investment income.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2023, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended July 31, 2023, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2023, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent event

Effective August 1, 2023 through November 30, 2024, PACE High Yield Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of Class P (excluding borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed 0.88%.

PACE Select Advisors Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
PACE Select Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of PACE Select Advisors Trust (the "Trust"), (comprising UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively referred to as the "Portfolios"), including the portfolios of investments, as of July 31, 2023, and the related statements of operations and cash flows (for PACE International Equity Investments) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising PACE Select Advisors Trust at July 31, 2023, the results of their operations and cash flows (for PACE International Equity Investments) for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 29, 2023

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Long-term Capital gain	Foreign tax credit
PACE High Yield Investments	$7,295	$—	$—
PACE Large Co Value Equity Investments	12,611,962	106,300,320	—
PACE Large Co Growth Equity Investments	1,022,546	267,156,985	—
PACE Small/Medium Co Value Equity Investments	4,087,862	57,583,596	—
PACE International Equity Investments	—	15,045,318	2,043,443
PACE International Emerging Markets Equity Investments	5,765	—	1,933,611
PACE Global Real Estate Securities Investments	14,272	—	—
PACE Alternative Strategies Investments	1,067	8,547,831	—

Also, for the fiscal year ended July 31, 2023, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $17,503,560 and $6,650,863, respectively.

For the taxable year ended July 31, 2023, the Portfolios designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Portfolio	Maximum amount considered qualified dividend income
PACE High Yield Investments	$7,295
PACE Large Co Value Equity Investments	14,861,058
PACE Large Co Growth Equity Investments	1,022,546
PACE Small/Medium Co Value Equity Investments	4,305,779
PACE International Equity Investments	3,350,632
PACE International Emerging Markets Equity Investments	5,434,544
PACE Global Real Estate Securities Investments	388,334
PACE Alternative Strategies Investments	2,565

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Portfolios'fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2023. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2024. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except UBS Government Money Market Investments Fund, file their complete schedules of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568.

UBS Government Money Market Investments Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. These reports on Form N-MFP are available on the SEC's Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

In addition, UBS Government Money Market Investments Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about this Portfolio at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), PACE Select Advisors Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to each of its series, except UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments), which is subject to extensive liquidity requirements under a different 1940 Act rule. (Each series of the Trust subject to the program is referred to as a "Portfolio.")

UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that a Portfolio could not meet redemption requests without significant dilution of remaining shareholders' interests in that Portfolio. The program is intended to provide a framework for the assessment, management and periodic review of each Portfolio's liquidity risks, taking into consideration, as applicable, the Portfolio's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for each Portfolio in a manner that is appropriately tailored to reflect the Portfolio's particular liquidity risks. UBS AM's process of determining the degree of liquidity of a Portfolio's investments is supported by a third-party liquidity assessment vendor. In May 2023, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from May 2, 2022 through May 1, 2023. UBS AM's report concluded that the program was reasonably designed to assess and manage each Portfolio's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program,

PACE Select Advisors Trust

General information (unaudited)

including any applicable highly liquid investment minimum, operated adequately and has been implemented effectively to assess and manage each Portfolio's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to a Portfolio's prospectus for more information regarding a Portfolio's exposure to liquidity risk and other risks to which an investment in a Portfolio may be subject.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

February 2023 Board Meeting

PACE Large Co Value Equity Investments

Hotchkis & Wiley Capital Management, LLC

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on February 22, 2023, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the proposed sub-advisory agreement (the "Sub-Advisory Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and Hotchkis & Wiley Capital Management, LLC ("H&W") with respect to PACE Large Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate one current sub-advisor and to appoint H&W as a sub-advisor to the Portfolio. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending H&W as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by H&W to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of H&W as a sub-advisor to the Portfolio, including its "due diligence" concerning H&W and its belief that adding H&W's strategy would provide an opportunity to increase the Portfolio's return potential. The board also received materials from H&W detailing its investment philosophy and spoke with representatives of H&W, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to H&W in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by H&W. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in a net decrease in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by H&W. The board also noted that, as H&W would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of H&W or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Other benefits to H&W—The board was informed by management that H&W's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that H&W would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that H&W could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

May 2023 Board Meeting

PACE Alternative Strategies Investments

Fulcrum Asset Management LLP

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 24, 2023, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the proposed sub-advisory agreement (the "Sub-Advisory Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and Fulcrum Asset Management LLP ("Fulcrum") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to terminate one current sub-advisor and to appoint Fulcrum as a sub-advisor to the Portfolio. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Fulcrum as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Fulcrum to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Fulcrum as a sub-advisor to the Portfolio, including its "due diligence" concerning Fulcrum and its belief that adding Fulcrum's strategy would provide an opportunity to increase the Portfolio's return potential. The board also received materials from Fulcrum detailing its investment philosophy and spoke with representatives of Fulcrum, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Fulcrum in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Fulcrum. The board noted that the proposed contractual sub-advisory fee, along with the other sub-advisory changes proposed by UBS AM, would result in a net increase in the annualized sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Fulcrum. The board also noted that, as Fulcrum would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Fulcrum or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Fulcrum—The board was informed by management that Fulcrum's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Fulcrum would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Fulcrum could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

July 2023 Board Meeting All Portfolios

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 18-19, 2023, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with subadvisors/sub-manager(s), the subadvisory/sub-management agreements for the Portfolios. (Throughout this discussion, each subadvisor/sub-manager to a Portfolio is referred to as a "Subadvisor" and each subadvisory/sub-management agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM and the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, subadvisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by each Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of each Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each regular meeting on the Subadvisors' performance and compliance with applicable requirements and made recommendations with respect to Subadvisor changes (both in terms of the allocation of Portfolio assets to Subadvisors and their hiring and termination) from time to time based on the performance of the Subadvisors and other relevant factors. The board's evaluation of the services provided by UBS AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Subadvisors, monitoring current Subadvisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Subadvisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved previously by shareholders at a special meeting of shareholders of the Trust.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or port-

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

folio management team from each Subadvisor and/or UBS AM primarily responsible for the day-to-day management of each Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $325.1 billion in assets under management as of March 31, 2023 and was part of the UBS Asset Management Division, which had approximately $1.1 trillion in assets under management worldwide as of March 31, 2023. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through a certain date (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that, with respect to certain share classes, each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. With respect to fee waiver/expense reimbursement arrangements, the board also considered the basis for UBS AM's determination that any such waivers and/or reimbursements do not and will not result in cross-subsidization by one share class of another share class of a Portfolio. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS AM also offered a specific new expense cap for one Portfolio (PACE High Yield Investments). Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group"). The board also received from Broadridge comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM. The board observed that it had received cer-

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

tain information regarding fees, compensation from other similar funds, and economies of scale from certain Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadvisor is paid by UBS AM, not by the particular Portfolio, and, accordingly, that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2023, and (b) annualized performance information for each year in the ten-year period ended April 30, 2023. The board was provided with a description of the methodology Broadridge used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS AM's emphasis on longer-term performance, such as three- and five-year periods, as well as UBS AM's statement that while management believed that the Broadridge peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to each Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. A Subadvisor's profitability in providing services to a Portfolio was not a significant factor considered by the board, as the subadvisory fees are paid by UBS AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of UBS Government Money Market Investments Fund. The board also noted as of April 30, 2023, for those Portfolios having breakpoints, which Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS AM.

Generally, in light of UBS AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Other benefits to UBS AM and the Subadvisors—The board was informed by management that the Subadvisors' relationships with the Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Broadridge Expense Group, Supplemental Expense Group and Broadridge Performance Universe categories. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Broadridge information is calculated on a share class basis. References appearing below relate to Class P shares; the board also had information relevant to other share classes (e.g., Class A shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), Polen Capital Management, LLC and GQG Partners LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one- and ten-year periods and since inception, but above the Performance Universe median for the three- and five-year periods.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Artisan Partners, LP and Wellington Management Company LLP, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the five- and ten-year periods and since inception, but above the Performance Universe median for the one- and three-year periods.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Calamos Advisors LLC, Jacobs Levy Equity Management, Inc. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods, but below the Performance Universe median for the ten-year period and since inception, with the ten-year and since inception periods very close to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was below, and Actual Management Fee and total expenses were above, but near, the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, depending on the comparison periods utilized in the Broadridge report.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Huber Capital Management LLC, Kayne Anderson Rudnick Investment Management, LLC and Sapience Investments, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one- and three-year periods and since inception, but above the Performance Universe median for the five- and ten-year periods.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Chautauqua Capital Management—a division of Robert W. Baird & Co. Incorporated, Los Angeles Capital Management and Equity Research, Inc. and Mondrian Investment Partners Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three-, five- and ten-year periods, but below the Performance Universe median for the one-year period and since inception, ranking in the third quintile of performance in the Performance Universe for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of ARGA Investment Management, LP, RWC Asset Advisors (US) LLC and William Blair Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the ten-year period and since inception, but above the Performance Universe median for the one-, three- and five-year periods.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was above, Actual Management Fee was below (giving effect to expense waivers) and total expenses were above, but near, the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Allspring Global Investments, LLC, Aviva Investors Americas LLC, DLD Asset Management, LP, Kettle Hill Capital Management, LLC, Magnetar Asset Management LLC, and PCJ Investment Counsel Ltd., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for all periods reported.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with MFS Investment Management, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, five- and ten-year periods and since inception, but above the Performance Universe median for the three-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below, and total expenses were above, the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one- and three-year periods, but above the Performance Universe median for the five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were above, and the Actual Management Fee was below, the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the latter being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for all periods reported.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above, but near, the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with Brown Brothers Harriman & Co. ("BBH"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but above the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were above, and the Actual Management Fee was below, the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for all periods reported.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was at, the total expenses were above, and the Actual Management Fee was below, the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Insight North America LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-year period and since inception, but above the Performance Universe median for the one-, five- and ten-year periods.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses, although all above the respective median, were reasonably close to the Expense Group median.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of BBH, Neuberger Berman Investment Advisers LLC and PIMCO, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for all periods reported.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. The board concluded that the amount of the difference was not sufficient so as to warrant any changes at the time.

UBS Government Money Market Investments Fund

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was slightly below the Performance Universe median for the five- and ten-year periods, but slightly above the Performance Universe median for the one- and three-year periods and since inception.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was below, and Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable under the circumstances and that each management fee and subadvisory fee, as proposed by management after questions and/or suggestions posed by the board, continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS AM or the Subadvisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 82 K2 Integrity 845 Third Avenue New York, NY	Trustee and Chairman of the Board of Trustees	Since 2005 (Trustee); Since 2022 (Chairman of the Board of Trustees)

Mr. Bernikow is retired. Previously, he was director of Revlon, Inc. (cosmetics) (and served as the chair of its audit committee and as the chair of its compensation committee), and the deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

				Mr. Bernikow is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Bernikow is also the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).
Richard R. Burt; 76 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 83 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 64 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 41 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	None
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).	Ms. Breen is a director or trustee of 7 investment companies (consisting of 41 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.

Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 portfolios); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (28 portfolios). Former Director of JLL Income Property Trust, Inc. (from 2004 to June 2023) and Tech and Energy Transition Corporation (2021 to March 2023).

David R. Malpass; 67 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023

Mr. Malpass served as President of the World Bank Group from April 2019 to June 2023. Prior to that, he served as US Treasury Undersecretary for International Affairs (August 2017-April 2019.) (Mr. Malpass also had previously served as a trustee of the funds from 2014 until 2017, when he entered public service.)

Mr. Malpass is a director or trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.

In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government's development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski***; 55	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS AM and/or UBS AM (US) ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson***; 45	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper*; 65	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and senior legal advisor (since January 2023). Most recently, Mr. Kemper has held senior Legal and Compliance positions at UBS AM—Americas region including general counsel (2004 through 2019 and 2021 to 2023) (prior to which he was senior legal counsel (2019-2020 and 2021)), Interim Head of Asia Pacific Legal (2020-2021) and Interim head of Compliance and Operational Risk Control (2019) of UBS AM—Americas region. He has been assistant secretary of UBS AM—Americas region (since 2022) (prior to which he was secretary (from 2004 until 2022)) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary***; 55	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun**; 44	President	Since 2018

Mr. Lasun is an a managing director (since 2021) (prior to which he was an executive director (from 2018 until 2021)) and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung**; 65	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Leesa Merrill*, 44	Chief Compliance Officer	Since 2022

Ms. Merrill is an executive director (since March 2023) (prior to which she was a director (from 2014 until 2023)) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino*; 50	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 37 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders**; 57	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey*; 38	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is a managing director (since March 2023, prior to which he was an executive director (from 2019 until March 2023)) and Head of Legal—UBS AM—Americas region (since January 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel (from 2017 through December 2022) with UBS Business Solutions US LLC and also with UBS AM—Americas region (since 2015). Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak*; 40	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 37 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 62	Vice President and Secretary	Since 2000 and 2019, respectively

Mr. Weller is an executive director (since 2017), deputy general counsel (since 2019) (prior to which he was senior associate general counsel) and Head of Registered Funds Legal (since 2022) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board. The information provided is current as of the date of the shareholder letter appearing at the beginning of this report, that is September 26, 2023.

*  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

**  This person's business address is 787 Seventh Avenue, New York, New York 10019.

***  This person's business address is 1000 Harbor Boulevard, Weehawken, New Jersey 07036.

Trustees

Alan S. Bernikow
Chairman

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

David R. Malpass

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2023. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S003

UBS Government Money Market Investments Fund

Annual Report | July 31, 2023

UBS Government Money Market Investments Fund

September 26, 2023

Dear Shareholder,

Performance (unaudited)

The seven-day current yield for the UBS Government Money Market Investments Fund (the "Fund") as of July 31, 2023 was 5.13% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Fund's net asset value per share.

Advisor's Comments (unaudited)

As the US Federal Reserve (the "Fed") continued to raise interest rates, the yields on short-term fixed income securities moved higher during the reporting period.

We tactically adjusted the Fund's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust—UBS Government Money Market Investments Fund

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Fund. The Fund invests in a diversified portfolio of high quality money market instruments of governmental issuers and related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS Government Money Market Investments Fund

began, the portfolio had a WAM of 21 days. This was eight days at the end of the reporting period.

A number of adjustments were made to the Fund's sector and issuer positioning during the 12-month period. We increased the portfolio's exposure to repurchase agreements and, to a lesser extent, US Treasury obligations. In contrast, we reduced its allocations to US government agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Igor Lasun President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, UBS Government Money Market Investments Fund Managing Director, UBS Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

2

UBS Government Money Market Investments Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Fund costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2023 to July 31, 2023.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

3

UBS Government Money Market Investments Fund

Understanding your Fund's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2023	Ending account value July 31, 2023	Expenses paid during period[1] 02/01/23 to 07/31/23	Expense ratio during the period
Actual	$1,000.00	$1,023.90	$0.80	0.16%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.00	0.80	0.16

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

4

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—July 31, 2023
(unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	5.13%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	5.27
Seven-day current yield before fee waivers and/or expense reimbursements[1]	5.01
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	5.13
Weighted average maturity[2]	8 days
Portfolio composition[3]
Repurchase agreements	75.1%
U.S. government agency obligations	14.9
U.S. Treasury obligations	11.4
Liabilities in excess of other assets	(1.4)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund (the "Fund"). Although the Fund seeks to preserve the value of your investment at $1.00 per share, the Fund cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Fund's net assets as of the date indicated. The portfolio is actively managed and its composition will vary over time.

5

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—14.9%
Federal Farm Credit Banks Funding Corp.
Secured Overnight Financing Rate + 0.025%,
5.325%, due 08/04/23[1]	$1,000,000	$1,000,000
Secured Overnight Financing Rate + 0.025%,
5.325%, due 08/10/23[1]	500,000	500,000
Secured Overnight Financing Rate + 0.025%,
5.325%, due 08/28/23[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.025%,
5.325%, due 09/08/23[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.025%,
5.325%, due 09/27/23[1]	500,000	500,000
Secured Overnight Financing Rate + 0.025%,
5.325%, due 10/27/23[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.025%,
5.325%, due 11/30/23[1]	500,000	499,958
Secured Overnight Financing Rate + 0.045%,
5.345%, due 03/01/24[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.050%,
5.350%, due 08/22/23[1]	500,000	500,000
Secured Overnight Financing Rate + 0.050%,
5.350%, due 05/09/24[1]	1,000,000	1,000,000
Secured Overnight Financing Rate + 0.060%,
5.360%, due 12/13/23[1]	500,000	500,000
Secured Overnight Financing Rate + 0.075%,
5.375%, due 04/18/24[1]	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.090%,
5.390%, due 08/26/24[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.100%,
5.400%, due 08/08/24[1]	500,000	500,000
Secured Overnight Financing Rate + 0.100%,
5.400%, due 08/26/24[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.105%,
5.405%, due 10/04/24[1]	1,500,000	1,500,000
Secured Overnight Financing Rate + 0.110%,
5.410%, due 08/21/23[1]	9,000,000	9,000,000

6

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—(continued)
Secured Overnight Financing Rate + 0.120%,
5.420%, due 05/01/25[1]	$65,500,000	$65,500,000
Secured Overnight Financing Rate + 0.125%,
5.425%, due 10/03/24[1]	7,000,000	7,000,000
Secured Overnight Financing Rate + 0.130%,
5.430%, due 02/28/25[1]	8,000,000	8,000,000
Secured Overnight Financing Rate + 0.130%,
5.430%, due 03/10/25[1]	8,500,000	8,500,000
Secured Overnight Financing Rate + 0.135%,
5.435%, due 09/05/24[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.140%,
5.440%, due 10/10/24[1]	7,500,000	7,500,281
Secured Overnight Financing Rate + 0.150%,
5.450%, due 01/03/25[1]	4,000,000	4,000,000
Secured Overnight Financing Rate + 0.150%,
5.450%, due 02/14/25[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.155%,
5.455%, due 05/02/25[1]	10,000,000	10,000,000
Secured Overnight Financing Rate + 0.160%,
5.460%, due 01/30/25[1]	2,000,000	2,000,000
Secured Overnight Financing Rate + 0.160%,
5.460%, due 05/15/25[1]	6,000,000	6,000,000
Secured Overnight Financing Rate + 0.160%,
5.460%, due 07/07/25[1]	12,000,000	12,000,000
Secured Overnight Financing Rate + 0.160%,
5.460%, due 08/04/25[1]	4,000,000	4,000,000
Secured Overnight Financing Rate + 0.165%,
5.465%, due 02/06/25[1]	5,000,000	5,000,000
Secured Overnight Financing Rate + 0.170%,
5.470%, due 01/23/25[1]	3,000,000	3,000,000
Secured Overnight Financing Rate + 0.180%,
5.480%, due 01/17/25[1]	3,500,000	3,500,000
Secured Overnight Financing Rate + 0.200%,
5.500%, due 12/05/24[1]	4,000,000	4,000,000

7

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. government agency obligations—(concluded)
Federal Farm Credit Discount Notes
4.650%, due 09/25/23[2]	$19,000,000	$18,865,021
Federal Home Loan Bank Discount Notes
4.714%, due 08/04/23[2]	7,500,000	7,497,054
4.730%, due 08/02/23[2]	7,000,000	6,999,080
4.805%, due 08/14/23[2]	7,000,000	6,987,854
4.977%, due 08/25/23[2]	22,000,000	21,927,004
Federal Home Loan Banks
Secured Overnight Financing Rate + 0.055%,
5.355%, due 05/03/24[1]	10,500,000	10,500,000
Secured Overnight Financing Rate + 0.060%,
5.370%, due 08/01/23[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.070%,
5.370%, due 09/25/23[1]	19,000,000	19,000,000
Secured Overnight Financing Rate + 0.070%,
5.370%, due 10/03/23[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.070%,
5.370%, due 11/27/23[1]	7,500,000	7,500,000
Secured Overnight Financing Rate + 0.080%,
5.380%, due 01/24/24[1]	7,000,000	7,000,000
Secured Overnight Financing Rate + 0.100%,
5.400%, due 03/28/24[1]	14,000,000	14,000,000
Secured Overnight Financing Rate + 0.110%,
5.410%, due 08/18/23[1]	9,000,000	9,000,000
Secured Overnight Financing Rate + 0.120%,
5.420%, due 09/06/23[1]	18,000,000	18,000,000
Secured Overnight Financing Rate + 0.160%,
5.460%, due 07/03/25[1]	12,000,000	12,000,000
Total U.S. government agency obligations (cost—$372,776,252)		372,776,252
U.S. Treasury obligations—11.4%
U.S. Treasury Bills
5.373% due 10/05/23[3]	25,000,000	24,763,924
5.304% due 08/29/23[3]	25,000,000	24,899,083
5.322% due 09/28/23[3]	25,000,000	24,791,361

8

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2023

	Face amount	Value
U.S. Treasury obligations—(concluded)
5.342% due 09/12/23[3]	$26,000,000	$25,841,478
5.345% due 08/31/23[3]	25,000,000	24,890,833
5.381% due 09/07/23[3]	25,000,000	24,864,462
5.390% due 10/31/23[3]	25,000,000	24,669,809
5.391% due 10/19/23[3]	25,000,000	24,711,979
5.415% due 10/26/23[3]	25,000,000	24,685,264
5.426% due 11/02/23[3]	25,000,000	24,666,333
U.S. Treasury Floating Rate Notes
5.491% due 10/31/24[1]	8,000,000	7,992,132
5.551% due 01/31/25[1]	29,000,000	29,008,898
Total U.S. Treasury obligations (cost—$285,785,556)		285,785,556
Repurchase agreements—75.1%
Repurchase agreement dated 07/31/23 with Goldman Sachs & Co., 5.270% due 08/01/23, collateralized by $1,000 Federal Farm Credit Bank, 4.500% due 11/18/24, $6,000 Federal Home Loan Mortgage Corp., zero coupon due 11/15/38, $114,541,000 U.S. Treasury Notes, 0.375% to 4.750% due 01/31/24 to 07/31/25, $3,712,600 U.S. Treasury Bond Principal Strips, zero coupon due 02/15/27; (value—$117,300,085); proceeds: $115,016,835	115,000,000	115,000,000
Repurchase agreement dated 07/31/23 with Fixed Income Clearing Corp., 5.290% due 08/01/23, collateralized by $1,850,024,200 U.S. Treasury Notes, 0.750% to 4.125% due 05/15/26 to 06/15/26, $627,900 U.S. Treasury Bonds, 4.375% due 05/15/41; (value—$1,796,872,880); proceeds: $1,761,898,863	1,761,640,000	1,761,640,000
Total repurchase agreements (cost—$1,876,640,000)		1,876,640,000
Total investments (cost—$2,535,201,808 which approximates cost for federal income tax purposes)—101.4%		2,535,201,808
Liabilities in excess of other assets—(1.4)%		(34,850,229)
Net assets—100.0%		$2,500,351,579

9

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2023 in valuing the Fund's investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$372,776,252	$—	$372,776,252
U.S. Treasury obligations	—	285,785,556	—	285,785,556
Repurchase agreements	—	1,876,640,000	—	1,876,640,000
Total	$—	$2,535,201,808	$—	$2,535,201,808

At July 31, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Floating or variable rate securities. The rates disclosed are as of July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

3  Rates shown reflect yield at July 31, 2023.

See accompanying notes to financial statements
10

UBS Government Money Market Investments Fund

Statement of assets and liabilities—July 31, 2023

Assets:
Investments, at value (cost—$658,561,808)	$658,561,808
Repurchase agreements (cost—$1,876,640,000)	1,876,640,000
Total investments in securities, at value (cost—$2,535,201,808)	2,535,201,808
Receivable for fund shares sold	17,811,138
Receivable for interest and dividends	2,806,012
Other assets	94,979
Total assets	2,555,913,937
Liabilities:
Payable for investments purchased	28,666,333
Payable for fund shares redeemed	21,162,848
Dividends payable to shareholders	4,859,973
Payable to affiliate	257,456
Payable to custodian	5,922
Accrued expenses and other liabilities	609,826
Total liabilities	55,562,358
Net assets	$2,500,351,579
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$2,500,353,296
Distributable earnings (accumulated losses)	(1,717)
Net assets	$2,500,351,579
Shares outstanding	2,500,349,803
Net asset value	$1.00

See accompanying notes to financial statements
11

UBS Government Money Market Investments Fund

Statement of operations

For the year ended July 31, 2023
Investment income:
Interest	$68,276,583
Expenses:
Investment management and administration fees	3,766,530
Transfer agency and related services fees	444,892
Custody and fund accounting fees	57,564
Trustees fees	24,684
Professional services fees	108,936
Printing and shareholder report fees	102,582
Federal and state registration fees	141,055
Insurance expense	5,069
Other expenses	59,477
4,710,789
Fee waivers and/or expense reimbursements by investment manager and administrator*	(1,705,152)
Recoupment of fees waived or expenses previously reimbursed*	210,154
Net expenses	3,215,791
Net investment income (loss)	65,060,792
Net realized gain (loss)	(335)
Net increase (decrease) in net assets resulting from operations	$65,060,457

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements
12

UBS Government Money Market Investments Fund

Statement of changes in net assets

	For the years ended July 31,
	2023	2022
From operations:
Net investment income (loss)	$65,060,792	$488,906
Net realized gain (loss)	(335)	(230)
Net increase (decrease) in net assets resulting from operations	65,060,457	488,676
Total distributions—Class P	(65,060,792)	(488,906)
Net increase (decrease) in net assets from beneficial interest transactions	2,079,431,834	158,567,088
Net increase (decrease) in net assets	2,079,431,499	158,566,858
Net assets:
Beginning of year	420,920,080	262,353,222
End of year	$2,500,351,579	$420,920,080

See accompanying notes to financial statements
13

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended July 31
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.036	0.000[1]	0.000[1]	0.008	0.017
Net realized gains (loss)	(0.000)[1]	(0.000)[1]	0.000[1]	—	0.000[1]
Net increase (decrease) from operations	0.036	0.000[1]	0.000[1]	0.008	0.017
Dividends from net investment income	(0.036)	(0.000)[1]	(0.000)[1]	(0.008)	(0.017)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	3.84%	0.12%	0.01%	0.76%	1.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.31%	0.64%	0.65%	0.75%	0.90%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.21%	0.26%	0.10%	0.49%	0.60%
Net investment income (loss)	4.32%	0.16%	0.01%	0.60%	1.71%
Supplemental data:
Net assets, end of year (000's)	$2,500,352	$420,920	$262,353	$316,103	$184,602

1  Amount represents less than $0.0005 or $(0.0005) per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements
14

UBS Government Money Market Investments Fund

Notes to financial statements

Organization and significant accounting policies

UBS Government Money Market Investments Fund (the "Fund") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Fund currently are available to participants in the PACESM Select Advisors Program, the PACESM Multi Advisor Program, and certain other advisory programs offered through select sponsors.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Fund. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However,

15

UBS Government Money Market Investments Fund

Notes to financial statements

the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), the Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Fund values its investments at amortized cost unless the Fund's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

16

UBS Government Money Market Investments Fund

Notes to financial statements

Level 3—Unobservable inputs inclusive of each Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Constant net asset value per share—The Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Fund has adopted a policy to operate as a "government money market fund" and as such the Fund is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Fund's Board of Trustees (the "Board") may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the

17

UBS Government Money Market Investments Fund

Notes to financial statements

counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or the Fund's investment strategies and limitations, may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

The Fund may participate in joint repurchase agreement transactions with other Funds managed, advised or subadvised by UBS AM. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in the Fund at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are

18

UBS Government Money Market Investments Fund

Notes to financial statements

accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Fund's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Fund pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets. At July 31, 2023, UBS AM is owed $536,423 from the Fund, representing investment management and administration fees.

UBS AM has contractually undertaken to waive a portion of the Fund's investment management and administration fees and/or reimburse a portion of the Fund's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2023 at a level not to exceed 0.60%. For the period ended July 31, 2023, UBS AM waived $10,258 in investment management and administration fees.

19

UBS Government Money Market Investments Fund

Notes to financial statements

The Fund will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap. During the period ended July 31, 2023, the Fund repaid UBS AM $210,154. The Fund and UBS AM have also entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2023 in an amount equal to 0.13% of the Fund's average daily net assets. For the period ended July 31, 2023, UBS AM waived $1,694,894 in investment management fees. This management fee waiver will not be subject to future recoupment. At July 31, 2023, UBS AM owed the Fund $278,967 in fee waivers.

At July 31, 2023, the Fund had no fee waivers/expense reimbursements subject to repayment to UBS AM.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the period ended July 31, 2023, the Fund did not incur this additional waiver.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the period ended July 31, 2023, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $439,888 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

20

UBS Government Money Market Investments Fund

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2023	2022
Shares sold	4,702,328,463	472,630,160
Shares repurchased	(2,677,359,334)	(314,333,368)
Dividends reinvested	54,462,705	270,296
Net increase (decrease) in shares outstanding	2,079,431,834	158,567,088

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended July 31, 2023 and July 31, 2022 was ordinary income in the amount of $65,060,792 and $488,906, respectively.

At July 31, 2023, the components of accumulated earnings on a tax basis were undistributed ordinary income of $4,859,381, and accumulated realized capital and other losses of $(1,125) and other temporary differences of $(4,859,973).

There were no reclassifications arising from permanent "book/tax" differences for the fiscal year ended July 31, 2023.

21

UBS Government Money Market Investments Fund

Notes to financial statements

Post-October capital losses are deemed to arise on the first business day of the next taxable year. During the fiscal year ended July 31, 2023, the fund incurred and elected to defer a short-term Post-October capital loss of $335.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. At July 31, 2023, the Fund had a short-term capital loss carryforward of $790.

ASC 740-10 "Income-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of July 31, 2023, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2023, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2023, remains subject to examination by the Internal Revenue Service and state taxing authorities.

22

UBS Government Money Market Investments Fund

Report of independent registered public
accounting firm

To the Shareholders and the Board of
Trustees of UBS Government Money Market Investments Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS Government Money Market Investments Fund (the "Fund") (one of the funds constituting PACE Select Advisors Trust, (the "Trust")), including the portfolio of investments, as of July 31, 2023 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting PACE Select Advisors Trust) at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial

23

UBS Government Money Market Investments Fund

Report of independent registered public
accounting firm

reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 29, 2023

24

UBS Government Money Market Investments Fund

General information (unaudited)

Monthly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") each month on Form N-MFP. These reports on Form N-MFP are available on the SEC's Web site at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Fund designates $65,060,792 of ordinary income distributions paid as qualified interest income.

25

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 18-19, 2023, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of UBS Government Money Market Investments Fund (the "Portfolio"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the management, administrative and distribution arrangements for the Portfolio. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered

26

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

by UBS AM concerning the management of the Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolio and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $325.1 billion in assets under management as of March 31, 2023 and was part of the UBS Asset Management Division, which had approximately $1.1 trillion in assets under management worldwide as of March 31, 2023. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided)

27

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2023 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated

28

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was below, and Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

Portfolio performance—The board received and considered annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2023. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Broadridge information showed that the Portfolio's performance was slightly above the Performance Universe median for the one- and three-year periods and since inception, but slightly below the Performance Universe median for the five- and ten-year periods. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.)

Based on its review and management's explanations, the board concluded that the Portfolio's investment performance was acceptable and that the management fee as proposed by management continued

29

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund cluster as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized material economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any material economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

In light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with

30

UBS Government Money Market Investments Fund

Board approval of investment management and administration agreement (unaudited)

the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

31

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

32

This page intentionally left blank.

33

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Alan S. Bernikow; 82 K2 Integrity 845 Third Avenue New York, NY 10022	Trustee and Chairman of the Board of Trustees	Since 2005 (Trustee); Since 2022 (Chairman of the Board of Trustees)

Mr. Bernikow is retired. Previously, he was director of Revlon, Inc. (cosmetics) (and served as the chair of its compensation committee), and the deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Richard R. Burt; 76 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.
Bernard H. Garil; 83 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

34

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 82 K2 Integrity 845 Third Avenue New York, NY 10022	Mr. Bernikow is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Bernikow is also the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).
Richard R. Burt; 76 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Mr. Burt is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.	None
Bernard H. Garil; 83 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

35

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 64 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023	Ms. Breen is a private investor and board member of certain entities (as listed herein).

36

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 64 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 41 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	None
Virginia G. Breen; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Ms. Breen is a director or trustee of 7 investment companies (consisting of 41 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.

Director of: Paylocity Holding Corp.; UBS A&Q Fund Complex (3 portfolios); the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (28 portfolios). Former Director of JLL Income Property Trust, Inc. (from 2004 to June 2023) and Tech and Energy Transition Corporation (2021 to March 2023).

37

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
David R. Malpass; 67 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since July 2023

Mr. Malpass served as President of the World Bank Group from April 2019 to June 2023. Prior to that, he served as US Treasury Undersecretary for International Affairs (August 2017—April 2019.) (Mr. Malpass also had previously served as a trustee of the funds from 2014 until 2017, when he entered public service.)

38

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
David R. Malpass; 67 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Mr. Malpass is a director or trustee of 4 investment companies (consisting of 38 portfolios) for which UBS AM serves as investment advisor or manager.

In his role as President of the World Bank Group, Mr. Malpass was President of, and Chairman of the Boards and Administrative Councils of, the following: International Bank for Reconstruction and Development; International Development Association; International Finance Corporation; Multilateral Investment Guarantee Agency; and International Centre for Settlement of Investment Disputes. In his role as Undersecretary of the US Treasury, Mr. Malpass was also on the boards of Overseas Private Investment Corporation (the US Government's development finance institution until it merged with another government entity in 2019) and Millennium Challenge Corporation (a US foreign aid agency).

39

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski***; 55	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS AM and/or UBS AM (US) ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson***; 45	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

40

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper*; 65	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and senior legal advisor (since January 2023). Most recently, Mr. Kemper has held senior Legal and Compliance positions at UBS AM—Americas region including general counsel (2004 through 2019 and 2021 to 2023) (prior to which he was senior legal counsel (2019—2020 and 2021)), Interim Head of Asia Pacific Legal (2020—2021) and Interim head of Compliance and Operational Risk Control (2019) of UBS AM—Americas region. He has been assistant secretary of UBS AM—Americas region (since 2022) (prior to which he was secretary (from 2004 until 2022)) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

41

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary***; 55	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun**; 44	President	Since 2018

Mr. Lasun is a managing director (since 2021) (prior to which he was an executive director (from 2018 until 2021)) and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

42

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mabel Lung**; 65	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill*, 44	Chief Compliance Officer	Since 2022

Ms. Merrill is an executive director (since March 2023) (prior to which she was a director (from 2014 until 2023)) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino*; 50	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2000). Mr. Sabatino is a vice president of three investment companies (consisting of 37 portfolios) for which UBS AM serves as investment advisor or manager.

43

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders**; 57	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey*; 38	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is a managing director (since March 2023, prior to which he was an executive director (from 2019 until March 2023)) and Head of Legal—UBS AM—Americas region (since January 2023) prior to which he was Head of Derivatives and Trading Legal and associate general counsel (from 2017 through December 2022) with UBS Business Solutions US LLC and also with UBS AM—Americas region (since 2015). Mr. Stacey is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak*; 40	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 37 portfolios) for which UBS AM serves as investment advisor or manager.

44

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 62	Vice President and Secretary	Since 2000 and 2019, respectively

Mr. Weller is an executive director (since 2017), deputy general counsel (since 2019) (prior to which he was senior associate general counsel) and Head of Registered Funds Legal (since 2022) (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

  1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board. The information provided is current as of the date of the shareholder letter appearing at the beginning of this report, that is September 26, 2023.

  *  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

  **  This person's business address is 787 Seventh Avenue, New York, New York 10019.

  ***  This person's business address is 1000 Harbor Boulevard, Weehawken, New Jersey 07036

45

This page intentionally left blank.

46

This page intentionally left blank.

47

This page intentionally left blank.

48

Trustees

Alan S. Bernikow
Chairman

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

David R. Malpass

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2023. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S026

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Virginia G. Breen. Virginia G. Breen is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended July 31, 2023 and July 31, 2022, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $1,013,104 and $1,048,748, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended July 31, 2023 and July 31, 2022, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,826 and $42,826, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2023 and 2022 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended July 31, 2023 and July 31, 2022, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $392,015 and $267,543, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended July 31, 2023 and July 31, 2022, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund's independent auditors and the Fund's Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) UBS AM and (c) any entity controlling, controlled by, or under common control with UBS AM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2023 and July 31, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2023 and July 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2023 and July 31, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2023 and July 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2023 and July 31, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2023 and July 31, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended July 31, 2023, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended July 31, 2023 and July 31, 2022, the aggregate fees billed by E&Y of $2,464,798 and $841,309, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2023	2022
Covered Services	$434,841	$310,369
Non-Covered Services	$2,029,957	$530,940

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the registrant.

(j)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant – Not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark Carver
Mark Carver
President

Date:	October 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark Carver
Mark Carver
President

Date:	October 9, 2023

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	October 9, 2023